UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04347
GMO Trust
(Exact name of the registrant as specified in charter)

40 Rowes Wharf, Boston, MA	02110

(Address of principal executive offices)	(Zip Code)
J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for services)
Registrant’s telephone number, including area code: 617-346-7646
Date of fiscal year end: 02/28/11
Date of reporting period: 02/28/11

Item 1. Reports to Stockholders.
The annual reports for each series of the registrant for the periods ended February 28, 2011 are filed herewith.

GMO Alpha Only Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Alpha Only Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Alpha Only Fund returned -4.3% for the fiscal year ended February 28, 2011, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index.

Underlying fund implementation detracted 3.5% from relative performance, primarily because GMO Quality Fund and GMO U.S. Core Equity both underperformed their respective benchmarks during the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Alpha Only Fund Class III Shares and the Citigroup 3 Month Treasury Bill Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

GMO Alpha Only Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	85.8%
Cash and Cash Equivalents	78.9
Short-Term Investments	7.9
Investment Funds	2.2
Preferred Stocks	0.4
Rights and Warrants	0.0 ∧
Forward Currency Contracts	(0.5)
Swap Agreements	(19.6)
Futures Contracts	(65.6)
Other	10.5

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Swaps and futures concentrations use the notional value of the respective contracts for purposes of computing asset class exposures.
∧	Rounds to 0.0%.

1

GMO Alpha Only Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares / Par Value		Description	Value ($)
		INVESTMENT FUNDS — 2.0%

		United States — 2.0%
	848,341	Vanguard Emerging Markets ETF (a)	39,371,506

		TOTAL INVESTMENT FUNDS (COST $34,413,743)	39,371,506

		MUTUAL FUNDS — 93.5%

		United States — 93.5%
		Affiliated Issuers
	18,519,919	GMO International Growth Equity Fund, Class IV	442,255,674
	18,986,620	GMO International Intrinsic Value Fund, Class IV	442,388,249
	27,875,087	GMO Quality Fund, Class VI	580,359,319
	25,064,275	GMO U.S. Core Equity Fund, Class VI	300,019,377
	3,801,463	GMO U.S. Treasury Fund	95,036,569

		TOTAL UNITED STATES	1,860,059,188

		TOTAL MUTUAL FUNDS (COST $1,599,436,954)	1,860,059,188

		SHORT-TERM INVESTMENTS — 1.2%

		Time Deposits — 1.2%
USD	9,646,961	Commerzbank (Frankfurt) Time Deposit, 0.03%, due 03/01/11	9,646,961
USD	15,000,000	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.03%, due 03/01/11	15,000,000

		Total Time Deposits	24,646,961

		TOTAL SHORT-TERM INVESTMENTS (COST $24,646,961)	24,646,961

		TOTAL INVESTMENTS — 96.7% (Cost $1,658,497,658)	1,924,077,655
		Other Assets and Liabilities (net) — 3.3%	66,015,439

		TOTAL NET ASSETS — 100.0%	$1,990,093,094

2	See accompanying notes to the financial statements.

GMO Alpha Only Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement		Deliver/	Units of		Appreciation
Date	Counterparty	Receive	Currency	Value	(Depreciation)

Sales #
4/20/11	Bank of America, N.A.	AUD	15,143,271	$15,321,646	$(265,676)
4/20/11	Deutsche Bank AG	AUD	14,075,457	14,241,254	(265,718)
4/20/11	Royal Bank of Scotland PLC	AUD	6,042,541	6,113,717	(109,667)
4/20/11	State Street Bank and Trust and Company	AUD	3,672,959	3,716,223	(65,302)
4/20/11	Bank of America, N.A.	CHF	7,955,956	8,566,905	(360,497)
4/20/11	Bank of New York Mellon	CHF	9,973,027	10,738,869	(455,278)
4/20/11	Barclays Bank PLC	CHF	6,732,543	7,249,544	(312,211)
4/20/11	Brown Brothers Harriman & Co.	CHF	9,207,813	9,914,894	(427,976)
4/20/11	Bank of America, N.A.	DKK	4,098,504	758,254	(18,142)
4/20/11	Barclays Bank PLC	DKK	10,356,732	1,916,073	(47,760)
4/20/11	Morgan Stanley Capital Services Inc.	DKK	9,978,405	1,846,080	(45,296)
4/20/11	Bank of New York Mellon	EUR	15,361,417	21,184,889	(481,078)
4/20/11	Brown Brothers Harriman & Co.	EUR	12,207,051	16,834,711	(397,917)
4/20/11	JPMorgan Chase Bank, N.A.	EUR	38,091,255	52,531,547	(1,300,409)
4/20/11	Morgan Stanley Capital Services Inc.	EUR	13,589,161	18,740,775	(445,647)
4/20/11	Royal Bank of Scotland PLC	EUR	15,267,091	21,054,804	(512,902)
4/20/11	State Street Bank and Trust and Company	EUR	8,425,608	11,619,733	(281,056)
4/20/11	Bank of America, N.A.	GBP	3,912,372	6,357,239	(87,968)
4/20/11	Bank of New York Mellon	GBP	9,275,540	15,071,886	(240,947)
4/20/11	Brown Brothers Harriman & Co.	GBP	5,595,736	9,092,548	(136,853)
4/20/11	Deutsche Bank AG	GBP	10,068,865	16,360,965	(272,429)
4/20/11	JPMorgan Chase Bank, N.A.	GBP	8,204,184	13,331,032	(212,075)
4/20/11	Morgan Stanley Capital Services Inc.	GBP	13,048,389	21,202,413	(354,441)
4/20/11	State Street Bank and Trust and Company	GBP	11,654,518	18,937,503	(294,644)
4/20/11	Bank of New York Mellon	HKD	18,674,121	2,398,995	(1,357)
4/20/11	Brown Brothers Harriman & Co.	HKD	18,525,038	2,379,843	(1,789)
4/20/11	JPMorgan Chase Bank, N.A.	HKD	62,951,484	8,087,144	(3,642)
4/20/11	Bank of America, N.A.	JPY	923,148,204	11,288,512	(202,215)
4/20/11	Barclays Bank PLC	JPY	1,979,686,912	24,208,161	(445,264)
4/20/11	JPMorgan Chase Bank, N.A.	JPY	1,766,701,190	21,603,712	(397,233)
4/20/11	Royal Bank of Scotland PLC	JPY	1,923,346,617	23,519,216	(436,998)
4/20/11	State Street Bank and Trust and Company	JPY	1,698,138,783	20,765,312	(384,508)
4/20/11	Barclays Bank PLC	NOK	15,398,886	2,742,370	(114,933)
4/20/11	Morgan Stanley Capital Services Inc.	NOK	7,803,508	1,389,718	(59,835)

See accompanying notes to the financial statements.	3

GMO Alpha Only Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Forward Currency Contracts — continued

					Net Unrealized
Settlement		Deliver/	Units of		Appreciation
Date	Counterparty	Receive	Currency	Value	(Depreciation)

4/20/11	Brown Brothers Harriman & Co.	NZD	635,612	$476,505	$1,952
4/20/11	Bank of America, N.A.	SEK	12,197,730	1,921,132	(49,379)
4/20/11	Bank of New York Mellon	SEK	30,900,171	4,866,750	(124,186)
4/20/11	JPMorgan Chase Bank, N.A.	SEK	25,666,866	4,042,509	(110,637)
4/20/11	Morgan Stanley Capital Services Inc.	SEK	12,218,973	1,924,477	(51,493)
4/20/11	State Street Bank and Trust and Company	SEK	13,630,213	2,146,746	(55,793)
4/20/11	Bank of New York Mellon	SGD	3,561,598	2,801,267	(23,447)
4/20/11	Deutsche Bank AG	SGD	6,189,068	4,867,824	(37,784)

				$464,133,697	$(9,890,430)

#	Fund sells foreign currency; buys USD.

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
8	S&P 400 E-Mini Index	March 2011	$772,720	$34,320

Sales
135	Amesterdam Exchanges	March 2011	$13,761,961	$62,861
937	CAC 40	March 2011	53,159,760	539,075
179	DAX	March 2011	45,034,225	(1,529,871)
97	FTSE/MIB	March 2011	15,048,353	(1,190,516)
1,178	FTSE 100 Index	March 2011	114,488,601	(2,684,492)
98	Hang Seng	March 2011	14,717,169	(338,894)
127	IBEX 35	March 2011	19,012,344	266,434
148	MSCI Singapore	March 2011	8,253,394	6,521
952	OMXS 30	March 2011	16,992,412	(26,231)
3,706	Russell 2000 Mini	March 2011	304,966,740	(23,055,614)
357	S&P 400 E-Mini Index	March 2011	34,482,630	(2,777,960)
7,567	S&P 500 E-Mini Index	March 2011	501,692,100	(33,519,327)
368	SPI 200	March 2011	45,453,910	(827,558)
1,012	TOPIX	March 2011	118,164,265	(8,894,355)

			$1,305,227,864	$(73,969,927)

4	See accompanying notes to the financial statements.

GMO Alpha Only Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Swap Agreements

Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Pays	Fund Receives	Value

199,886,869	3/30/2011	Deutsche Bank AG	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA -0.73%	$(28,814,452)
100,983,424	5/10/2011	BNP Paribas	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA -0.78%	(22,419,050)
48,194,814	1/27/2012	BNP Paribas	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA -0.54%	(1,430,448)
40,768,636	2/7/2012	Citibank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA -0.50%	(715,949)

					$(53,379,899)

Premiums to (Pay) Receive					$—

As of February 28, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ETF - Exchange-Traded Fund
LIBOR - London Interbank Offered Rate
MSCI - Morgan Stanley Capital International

(a)	Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

Currency Abbreviations:

AUD - Australian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

See accompanying notes to the financial statements.	5

GMO Alpha Only Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in affiliated issuers, at value (cost $1,599,436,954) (Notes 2 and 10)	$1,860,059,188
Investments in unaffiliated issuers, at value (cost $59,060,704) (Note 2)	64,018,467
Receivable for Fund shares sold	9,185,114
Unrealized appreciation on open forward currency contracts (Note 4)	1,952
Receivable for collateral on open futures contracts (Note 4)	82,314,591
Receivable for collateral on open swap contracts (Note 4)	45,595,573
Receivable for expenses reimbursed by Manager (Note 5)	701,683
Miscellaneous receivable	8,442

Total assets	2,061,885,010

Liabilities:
Payable for investments purchased	8,106
Payable for Fund shares repurchased	1,061,351
Payable to affiliate for (Note 5):
Management fee	760,953
Shareholder service fee	154,488
Trustees and Chief Compliance Officer of GMO Trust fees	4,791
Payable for variation margin on open futures contracts (Note 4)	6,323,818
Unrealized depreciation on open forward currency contracts (Note 4)	9,892,382
Payable for open swap contracts (Note 4)	53,379,899
Accrued expenses	206,128

Total liabilities	71,791,916

Net assets	$1,990,093,094

6	See accompanying notes to the financial statements.

GMO Alpha Only Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$3,126,381,921
Accumulated undistributed net investment income	9,711,211
Accumulated net realized loss	(1,274,376,443)
Net unrealized appreciation	128,376,405

$1,990,093,094

Net assets attributable to:
Class III shares	$59,746,452

Class IV shares	$1,930,346,642

Shares outstanding:
Class III	2,543,709

Class IV	82,156,915

Net asset value per share:
Class III	$23.49

Class IV	$23.50

See accompanying notes to the financial statements.	7

GMO Alpha Only Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$25,826,929
Dividends from unaffiliated issuers	615,984

Total investment income	26,442,913

Expenses:
Management fee (Note 5)	9,125,313
Shareholder service fee – Class III (Note 5)	102,923
Shareholder service fee – Class IV (Note 5)	1,756,447
Custodian and fund accounting agent fees	292,616
Legal fees	78,140
Audit and tax fees	73,674
Transfer agent fees	44,900
Trustees fees and related expenses (Note 5)	39,824
Registration fees	12,723
Miscellaneous	36,925

Total expenses	11,563,485
Fees and expenses reimbursed by Manager (Note 5)	(518,631)
Expense reductions (Note 2)	(63)
Indirectly incurred fees waived or borne by Manager (Note 5)	(6,632,040)
Shareholder service fee waived (Note 5)	(1,169,893)

Net expenses	3,242,858

Net investment income (loss)	23,200,055

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,507,214
Investments in affiliated issuers	125,648,908
Realized gains distributions from affiliated issuers (Note 10)	1,314
Futures contracts	(173,885,449)
Swap contracts	(25,712,024)
Foreign currency, forward contracts and foreign currency related transactions	(20,395,542)

Net realized gain (loss)	(92,835,579)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,957,763
Investments in affiliated issuers	135,166,879
Futures contracts	(73,962,942)
Swap contracts	(67,165,232)
Foreign currency, forward contracts and foreign currency related transactions	(10,597,682)

Net unrealized gain (loss)	(11,601,214)

Net realized and unrealized gain (loss)	(104,436,793)

Net increase (decrease) in net assets resulting from operations	$(81,236,738)

8	See accompanying notes to the financial statements.

GMO Alpha Only Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$23,200,055	$27,295,546
Net realized gain (loss)	(92,835,579)	(671,971,029)
Change in net unrealized appreciation (depreciation)	(11,601,214)	537,944,298

Net increase (decrease) in net assets from operations	(81,236,738)	(106,731,185)

Distributions to shareholders from:
Net investment income
Class III	—	(6,172,043)
Class IV	—	(87,315,114)

Total distributions from net investment income	—	(93,487,157)

Net share transactions (Note 9):
Class III	(8,732,467)	(34,627,393)
Class IV	360,299,813	(21,256,031)

Increase (decrease) in net assets resulting from net share transactions	351,567,346	(55,883,424)

Total increase (decrease) in net assets	270,330,608	(256,101,766)

Net assets:
Beginning of period	1,719,762,486	1,975,864,252

End of period (including accumulated undistributed net investment income of $9,711,211 and $2,133,853, respectively)	$1,990,093,094	$1,719,762,486

See accompanying notes to the financial statements.	9

GMO Alpha Only Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011(a)		2010(a)		2009(a)		2008(a)		2007(a)

Net asset value, beginning of period	$24.55		$28.85		$55.55		$52.10		$51.80

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.30		0.55		1.15		1.05		0.85
Net realized and unrealized gain (loss)	(1.36)		(3.35)		4.65		3.50		0.50

Total from investment operations	(1.06)		(2.80)		5.80		4.55		1.35

Less distributions to shareholders:
From net investment income	—		(1.50)		(22.05)		(1.10)		(1.05)
From net realized gains	—		—		(10.45)		—		—

Total distributions	—		(1.50)		(32.50)		(1.10)		(1.05)

Net asset value, end of period	$23.49		$24.55		$28.85		$55.55		$52.10

Total Return(c)	(4.32)%		(10.30)%		11.92%		8.74%		2.64%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$59,746		$71,481		$121,711		$176,067		$166,626
Net expenses to average daily net assets(d)	0.23	%(e)	0.24	%(e)	0.23	%(e)	0.16	%(e)	0.15%
Net investment income (loss) to average daily net assets(b)	1.26%		2.16%		2.37%		1.91%		1.66%
Portfolio turnover rate	89%		114%		87%		44%		22%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(f)	0.46%		0.45%		0.44%		0.51%		0.53%
Redemption fees consisted of the following per share amounts:†	$—	(g)	$—	(g)	$0.00	(h)	$0.01		$0.01

(a)	Per share amounts were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees, if any, which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (Note 5).
(g)	There were no purchase premiums and redemption fees during the period.
(h)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

10	See accompanying notes to the financial statements.

GMO Alpha Only Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2011(a)		2010(a)		2009(a)		2008(a)		2007(a)(b)

Net asset value, beginning of period	$24.55		$28.85		$55.55		$52.05		$51.85

Income (loss) from investment operations:
Net investment income (loss)(c)†	0.31		0.55		1.20		1.05		1.00
Net realized and unrealized gain (loss)	(1.36)		(3.35)		4.60		3.55		0.30

Total from investment operations	(1.05)		(2.80)		5.80		4.60		1.30

Less distributions to shareholders:
From net investment income	—		(1.50)		(22.05)		(1.10)		(1.10)
From net realized gains	—		—		(10.45)		—		—

Total distributions	—		(1.50)		(32.50)		(1.10)		(1.10)

Net asset value, end of period	$23.50		$24.55		$28.85		$55.55		$52.05

Total Return(d)	(4.28)%		(10.30)%		12.00%		8.90%		2.54	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,930,347		$1,648,282		$1,854,153		$2,557,970		$1,693,793
Net expenses to average daily net assets(e)	0.18	%(f)	0.18	%(f)	0.18	%(f)	0.11	%(f)	0.10	%*
Net investment income (loss) to average daily net assets(c)	1.27%		2.11%		2.52%		1.96%		1.93	%*
Portfolio turnover rate	89%		114%		87%		44%		22	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(g)	0.46%		0.46%		0.44%		0.51%		0.53	%*
Redemption fees consisted of the following per share amounts:†	$—	(h)	$—	(h)	$0.00	(i)	$0.01		$—	(h)

(a)	Per share amounts were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.
(b)	Period from March 2, 2006 (commencement of operations) through February 28, 2007.
(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees, if any, which are borne by the shareholder.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (Note 5).
(h)	There were no purchase premiums and redemption fees during the period.
(i)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	11

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Alpha Only Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks to outperform its benchmark, the Citigroup 3 Month Treasury Bill Index. The Fund’s investment program involves having both long and short investment exposures. The Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that it expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure. To gain long investment exposure, the Fund invests primarily in shares of GMO U.S. Equity Funds and GMO International Equity Funds, and also may invest in shares of GMO Emerging Country Debt Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may gain long investment exposure by investing in securities directly, rather than through the underlying funds. To gain short investment exposure, the Fund may use over-the-counter (“OTC”) and exchange-traded derivatives (including futures, swap contracts, and currency forwards) and by making short sales of securities (e.g., shares of exchange-traded funds), including short sales of securities the Fund does not own.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, and emerging country debt) and sub-asset classes (e.g., small-to-mid cap stocks in the foreign equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes) to determine the Fund’s long and short exposures. The Manager changes the Fund’s holdings in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

On October 5, 2010, the Fund’s Board of Trustees approved a one for five reverse stock split for Class III and Class IV shares of the Fund. The reverse stock split was effective as of November 15, 2010. The reverse stock split did not result in a change to the value of the shareholder account balances.

12

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value those foreign securities (including futures, derivatives and other securities whose values are based on indices compromised of such securities) as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, those foreign securities, representing 45.8% and (0.7)%, respectively, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2. See Note 4 for a further discussion on valuation of derivative financial instruments.

13

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities and derivatives due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

14

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Investment Funds
United States	$39,371,506	$—	$—	$39,371,506

TOTAL INVESTMENT FUNDS	39,371,506	—	—	39,371,506

Mutual Funds
United States	1,860,059,188	—	—	1,860,059,188

TOTAL MUTUAL FUNDS	1,860,059,188	—	—	1,860,059,188

Short-Term Investments	24,646,961	—	—	24,646,961

Total Investments	1,924,077,655	—	—	1,924,077,655

Derivatives *
Forward Currency Contracts
Foreign currency risk	—	1,952	—	1,952
Futures Contracts
Equity risk	34,320	874,891	—	909,211

Total Derivatives	34,320	876,843	—	911,163

Total	$1,924,111,975	$876,843	$—	$1,924,988,818

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign currency risk	$—	$(9,892,382)	$—	$(9,892,382)
Futures Contracts
Equity risk	(59,352,901)	(15,491,917)	—	(74,844,818)
Swap Agreements
Equity risk	—	(53,379,899)	—	(53,379,899)

Total Derivatives	(59,352,901)	(78,764,198)	—	(138,117,099)

Total	$(59,352,901)	$(78,764,198)	$—	$(138,117,099)

15

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.1% of total net assets.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

16

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, net operating losses, and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$—	$93,487,157

Total distributions	$—	$93,487,157

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

17

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, certain tax attributes consisted of the following:

Other Tax Attributes:
Capital loss carryforwards	$(1,019,797,217)
Post-October capital loss deferral	$(122,505,886)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(710,774,856)
February 28, 2019	(309,022,361)

Total	$(1,019,797,217)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$1,852,574,071	$71,575,042	$(71,458)	$71,503,584

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant

18

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk. This risk is particularly pronounced because the Fund uses various types of exchange-traded and over-the counter derivatives to attempt to implement its investment strategy.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on

19

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. In addition, the value of the Fund’s shares will be adversely affected if the equity investments that are the subject of the Fund’s short positions appreciate in value.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent a Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening credit spreads on asset-backed securities.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives may cause the Fund’s portfolio to be leveraged. The Fund and some underlying funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivative positions. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

Other principal risks of an investment in the Fund include Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real

20

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investment in companies with smaller market capitalizations); Short Sales Risk (risk that an underlying fund’s loss on a short sale of securities that the Fund does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to

21

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased

22

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to hedge some or all of the currency exposure of the underlying funds and assets in which the Fund invests, adjust against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by

23

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts (including foreign index futures) on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. During the year ended February 28, 2011, the Fund used futures contracts to hedge some or all of the broad market exposure of the underlying funds and assets in which the Fund invests. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

24

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic

25

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for certain swap agreements on foreign securities and indices do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign swap agreements on

26

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

foreign securities and indices using fair value prices, which are based on local closing prices and adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, swap agreements representing (2.7)% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified using Level 2 inputs in the table above. During the year ended February 28, 2011, the Fund used swap agreements to hedge some or all of the broad market exposure of the underlying funds and assets in which the Fund invests. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Unrealized appreciation on futures contracts *	$—	$—	$—	$909,211	$—	$909,211
Unrealized appreciation on forward currency contracts	—	1,952	—	—	—	1,952

Total	$—	$1,952	$—	$909,211	$—	$911,163

Liabilities:
Unrealized depreciation on futures contracts *	$—	$—	$—	$(74,844,818)	$—	$(74,844,818)
Unrealized depreciation on forward currency contracts	—	(9,892,382)	—	—	—	(9,892,382)
Unrealized depreciation on swap agreements	—	—	—	(53,379,899)	—	(53,379,899)

Total	$—	$(9,892,382)	$—	$(128,224,717)	$—	$(138,117,099)

27

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
  February 28, 2011∧: — continued

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$(173,885,449)	$—	$(173,885,449)
Forward currency contracts	—	(20,636,286)	—	—	—	(20,636,286)
Swap agreements	—	—	—	(25,712,024)	—	(25,712,024)

Total	$—	$(20,636,286)	$—	$(199,597,473)	$—	$(220,233,759)

Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$(73,962,942)	$—	$(73,962,942)
Forward currency contracts	—	(10,615,447)	—	—	—	(10,615,447)
Swap agreements	—	—	—	(67,165,232)	—	(67,165,232)

Total	$—	$(10,615,447)	$—	$(141,128,174)	$—	$(151,743,621)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The derivative financial instruments outstanding as of period end (as disclosed in the Notes to Schedule of Investments) and the amounts of realized and changes in unrealized gains and losses on derivative financial instruments during the period (as disclosed in the Statement of Operations) serve as indicators of the volume of derivative activity for the Fund during the period.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager has contractually agreed through at least June 30, 2011 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class IV shares;

28

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

provided, however, that the amount of this waiver will not exceed the respective Class’ shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.50% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in other GMO Funds (excluding those Funds’ Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $39,824 and $13,158, respectively. The compensation and expenses of the any Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder	Indirect Shareholder
service fees)	Service Fees	Total Indirect Expenses
0.366%	0.064%	0.430%

6.	Purchases and sales of securities

For the year ended February 28, 2011 cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated to $1,570,504,510 and $1,493,303,319, respectively.

29

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 90.67% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Two of the shareholders are other funds of the Trust.

As of February 28, 2011, 0.12% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 99.66% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares*	Amount	Shares*	Amount

Shares sold	963,045	$23,254,195	2,854,832	$72,446,196
Shares issued to shareholders in reinvestment of distributions	—	—	192,448	5,306,700
Shares repurchased	(1,329,071)	(31,986,662)	(4,354,242)	(112,380,289)

Net increase (decrease)	(366,026)	$(8,732,467)	(1,306,962)	$(34,627,393)

30

GMO Alpha Only Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class IV:	Shares*	Amount	Shares*	Amount

Shares sold	33,324,185	$801,196,824	40,358,770	$1,008,931,852
Shares issued to shareholders in reinvestment of distributions	—	—	3,155,912	87,315,114
Shares repurchased	(18,265,845)	(440,897,011)	(40,660,876)	(1,117,502,997)

Net increase (decrease)	15,058,340	$360,299,813	2,853,806	$(21,256,031)

*	Shares were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO International Growth Equity Fund, Class IV	$373,227,353	$165,376,389	$181,834,378	$4,357,689	$—	$442,255,674
GMO International Intrinsic Value Fund, Class IV	370,530,202	176,090,671	184,352,590	6,010,570	—	442,388,249
GMO International Small Companies Fund, Class III	16,554,137	152,713	16,859,445	152,713	—	—
GMO Quality Fund, Class VI	497,679,365	197,502,490	170,960,421	10,364,189		580,359,319
GMO U.S. Core Equity Fund, Class VI	276,676,267	83,511,225	99,358,913	4,867,225	—	300,019,377
GMO U.S. Treasury Fund	19,998,853	905,075,856	830,048,936	74,543	1,314	95,036,569

Totals	$1,554,666,177	$1,527,709,344	$1,483,414,683	$25,826,929	$1,314	$1,860,059,188

31

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alpha Only Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha Only Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

32

GMO Alpha Only Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

33

GMO Alpha Only Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.66%	$1,000.00	$964.70	$3.22
2) Hypothetical	0.66%	$1,000.00	$1,021.52	$3.31

Class IV

1) Actual	0.61%	$1,000.00	$965.10	$2.97
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

34

GMO Alpha Only Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

35

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

36

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

37

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

38

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

39

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)
Consolidated Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Alternative Asset Opportunity Fund returned +19.5% for the fiscal year ended February 28, 2011, as compared with +12.2% for the Alternative Asset Opportunity (50% Dow Jones-UBS Commodity Index/50% J.P. Morgan U.S. 3 Month Cash Index) Index.

The Fund outperformed its benchmark by 7.3% during the fiscal year. The Fund’s commodity positions contributed 3.8% to the Fund’s outperformance during the fiscal year as the Fund correctly positioned for rising prices in silver, live cattle, soy meal, and gold contracts. Sugar, cocoa, wheat, and heating oil futures contracts detracted during the fiscal year, because of incorrect positioning for the rising prices of these contracts.

Gains from the Fund’s investment in GMO Short Duration Collateral Fund (SDCF) contributed 3.75% of the Fund’s outperformance as SDCF’s net asset value increased during the fiscal year. Asset-backed security spreads tightened and pricing and liquidity conditions in securitized credit markets improved during the fiscal year. SDCF’s asset-backed holdings experienced credit downgrades during the fiscal year: SDCF had 55 downgraded securities, representing 11% of its market value from the beginning of the fiscal year. At fiscal year-end, about 52% of SDCF’s portfolio was rated AAA, and 67% of the portfolio was rated single-A or better.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Alternative Asset Opportunity Fund Shares and the GMO Alternative Asset Opportunity Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

*	The GMO Alternative Asset Opportunity Index is a composite benchmark computed by GMO and comprised of 50% Dow Jones-UBS Commodity Index (formerly the Dow Jones-AIG Commodity Index) and 50% J.P. Morgan U.S. 3 Month Cash Index.

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)
Consolidated Investments Concentration Summary (a)
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	38.5%
Swap Agreements**	29.6
Short-Term Investments	21.4
Futures Contracts**	10.6
Forward Currency Contracts	(0.0)∧
Other	(0.1)

100.0%

(a)	GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.
*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Swaps and futures concentrations use the notional value of respective contracts for purposes of computing asset class exposures.
**	Represents commodity exposure. See Consolidated Schedule of Investments.
∧	Rounds to 0.0%.

1

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value ($) /
Shares	Description	Value ($)
	DEBT OBLIGATIONS — 31.8%

	U.S. Government — 31.8%
7,776,360	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (a) (b) (c)	8,121,436

	TOTAL DEBT OBLIGATIONS (COST $8,064,586)	8,121,436

	MUTUAL FUNDS — 53.6%

	Affiliated Issuers — 53.6%
791,020	GMO Short-Duration Collateral Fund	8,210,791
219,277	GMO U.S. Treasury Fund	5,481,937

	TOTAL MUTUAL FUNDS (COST $14,653,747)	13,692,728

	SHORT-TERM INVESTMENTS — 13.7%

	Money Market Funds — 1.6%
422,769	SSgA USD Liquidity Fund-Class I Stable NAV Shares (a) (d)	422,769
2,095	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	2,095

	Total Money Market Funds	424,864

	U.S. Government — 12.1%
3,090,000	U.S. Treasury Bill, 0.22%, due 01/12/12 (a) (e)	3,084,151

	TOTAL SHORT-TERM INVESTMENTS (COST $3,507,980)	3,509,015

	TOTAL INVESTMENTS — 99.1% (Cost $26,226,313)	25,323,179
	Other Assets and Liabilities (net) — 0.9%	222,636

	TOTAL NET ASSETS — 100.0%	$25,545,815

2	See accompanying notes to the financial statements.

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Futures Contracts (a)

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
1	Heating Oil	March 2011	$123,434	$8,938
4	Gasoline RBOB	March 2011	485,973	39,447
3	Lean Hogs	April 2011	106,560	(4,364)
4	Gold 100 OZ	April 2011	563,960	30,143
6	Live Cattle	April 2011	270,960	212
10	Sugar 11	April 2011	329,840	8,923
4	Copper High Grade	May 2011	449,650	13,333
8	Cocoa	May 2011	295,600	23,702
12	Soybean Meal	May 2011	434,280	(4,611)
1	Silver	May 2011	169,100	4,796
6	Soybean Oil	May 2011	206,388	9,425
4	Soybean	May 2011	272,950	10,933
2	Corn	May 2011	73,100	1,017
4	Wheat	May 2011	163,400	(1,817)

			$3,945,195	$140,077

Sales
2	Cotton No. 2	May 2011	$191,230	$(4,850)
8	Natural Gas	March 2011	322,960	(10,222)

			$514,190	$(15,072)

See accompanying notes to the financial statements.	3

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)
February 28, 2011

Swap Agreements (a)

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value

12,501,644	USD	4/14/2011	Barclays Bank PLC	1 month T-Bill + 0.23%	Return on DJ-UBS Commodity Index (b)	$241,889

$241,889

Premiums to (Pay) Receive						$—

As of February 28, 2011, for forward currency contracts, futures contracts, swap agreements written options and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

RBOB - Reformulated Blendstock for Oxygenate Blending.

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).
(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral requirements on swap contracts, forward currency contracts, and written options, if any. (Note 4).
(d)	Fund is domiciled in Ireland.
(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

USD - United States Dollar

4	See accompanying notes to the financial statements.

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Consolidating Statement of Assets and Liabilities — February 28, 2011

	GMO Alternative	GMO
	Asset Opportunity	Alternative Asset		Consolidated
	Fund	SPC Ltd.	Eliminations	Totals
Assets:
Investments in unaffiliated issuers, at value (consolidated cost $11,572,566) (Note 2)	$2,095	$11,628,356	$—	$11,630,451
Investments in affiliated issuers, at value (consolidated cost $14,653,747) (Note 2)	25,592,130	—	(11,899,402)	13,692,728
Dividends and interest receivable	—	60,409	—	60,409
Receivable for variation margin on open futures contracts (Note 4)	—	1,189		1,189
Receivable for open swap contracts (Note 4)	—	241,889		241,889
Receivable for expenses reimbursed by Manager (Note 5)	17,634	31,146	—	48,780

Total assets	25,611,859	11,962,989	(11,899,402)	25,675,446

Liabilities:
Payable to affiliate for (Note 5):
Management fee	13,547	—	—	13,547
Shareholder service fee	2,903	—	—	2,903
Trustees and Chief Compliance Officer of GMO Trust fees	62	—	—	62
Accrued expenses	49,532	63,587	—	113,119

Total liabilities	66,044	63,587	—	129,631

Net assets	$25,545,815	$11,899,402	$(11,899,402)	$25,545,815

Shareholders’ capital	$25,545,815			$25,545,815

Shares outstanding	784,809			784,809

Net asset value per share	$32.55			$32.55

See accompanying notes to the financial statements.	5

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Consolidating Statement of Operations — For the Year Ended February 28, 2011

	GMO Alternative	GMO
	Asset Opportunity	Alternative Asset		Consolidated
	Fund	SPC Ltd.	Eliminations	Totals
Investment Income:
Dividends from affiliated issuers (Note 10)	$3,076,054	$—	$(2,930,000)	$146,054
Dividends from unaffiliated issuers	10	555	—	565
Interest	—	77,966	—	77,966

Total income (loss)	3,076,064	78,521	(2,930,000)	224,585

Expenses:
Management fee (Note 5)	141,799	—	—	141,799
Shareholder service fee (Note 5)	34,269	—	—	34,269
Custodian and transfer agent fees	4,659	80,143	—	84,802
Audit and tax fees	59,475	—	—	59,475
Trustees fees and related expenses (Note 5)	511	36,664	—	37,175
Legal fees	19,030	—	—	19,030
Miscellaneous	9,529	13,989	—	23,518

Total expenses	269,272	130,796	—	400,068

Fees and expenses reimbursed by Manager (Note 5)	(131,503)	(130,796)	—	(262,299)

Net expenses	137,769	—	—	137,769

Net investment income (loss)	2,938,295	78,521	(2,930,000)	86,816

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	33,860	—	33,860
Investments in affiliated issuers	(518,609)	—	518,056	(553)
Realized gains distribution from affiliated issuers (Note 10)	155	—	—	155
Futures contracts	—	546,393	—	546,393
Swap contracts	—	2,241,492	—	2,241,492

Net realized gain (loss)	(518,454)	2,821,745	518,056	2,821,347

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	—	42,864	—	42,864
Investments in affiliated issuers	1,668,686	—	(944,527)	724,159
Futures contracts	—	131,383	—	131,383
Swap contracts	—	281,958	—	281,958

Net unrealized gain (loss)	1,668,686	456,205	(944,527)	1,180,364

Net realized and unrealized gain (loss)	1,150,232	3,277,950	(426,471)	4,001,711

Net increase (decrease) in net assets resulting from operations	$4,088,527	$3,356,471	$(3,356,471)	$4,088,527

6	See accompanying notes to the financial statements.

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$86,816	$441,050
Net realized gain (loss)	2,821,347	1,411,897
Change in net unrealized appreciation (depreciation)	1,180,364	3,326,812

Net increase (decrease) in net assets from operations	4,088,527	5,179,759

Proceeds from sale of shares	1,001,547	—
Cost of shares repurchased	(2,644,369)	(4,493,912)
Redemption fees	—	25,396

Net increase (decrease) in Fund share transactions	(1,642,822)	(4,468,516)

Total increase (decrease) in net assets	2,445,705	711,243

Net assets:
Beginning of period	23,100,110	22,388,867

End of period	$25,545,815	$23,100,110

See accompanying notes to the financial statements.	7

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2011	2010	2009		2008	2007

Net asset value, beginning of period	$27.24	$21.94	$33.11		$28.54	$26.63

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.11	0.46	0.93		0.69	1.28
Net realized and unrealized gain (loss)	5.20	4.84	(12.10)		3.88 (b)	0.63

Total from investment operations	5.31	5.30	(11.17)		4.57	1.91

Net asset value, end of period	$32.55	$27.24	$21.94		$33.11	$28.54

Total Return(c)	19.49%	24.16%	(33.74)%		16.01%	7.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25,546	$23,100	$22,389		$33,972	$174,514
Net expenses to average daily net assets(d)	0.60%	0.60%	0.60	%(e)	0.60%	0.60%
Net investment income to average daily net assets(a)	0.38%	1.85%	3.24%		2.41%	4.60%
Portfolio turnover rate	60%	73%	89%		24%	12%
Fees and expenses reimbursed by the Manager to average daily net assets:	1.15%	1.06%	0.73%		0.21%	0.12%
Redemption fees consisted of the following per share amounts (Note 2):†	—	$0.03	$0.00	(f)	—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	Total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown. Calculation excludes redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

8	See accompanying notes to the financial statements.

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements
February 28, 2011

1.	Organization

GMO Alternative Asset Opportunity Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark. The Fund’s benchmark is a composite of the Dow Jones-UBS Commodity Index, which is composed of futures contracts on nineteen physical commodities, and the J.P. Morgan U.S. 3 Month Cash Index, which measures the total return performance of three-month U.S. dollar Euro-deposits. The Dow Jones-UBS Commodity Index and J.P. Morgan U.S. 3 Month Cash Index each represent 50% of the composite benchmark. In constructing the Fund’s portfolio, the Manager does not seek to match the Fund’s portfolio composition to that of its benchmark, and the Fund’s portfolio composition may differ significantly from that of its benchmark.

The Fund’s investment program has two primary components. One component is intended to gain exposure to the investment returns of commodities and, from time to time, other alternative asset classes (e.g., currencies). “Commodities” include a range of assets with tangible properties, including oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). The Fund typically gains exposure to commodities indirectly, by investing in a wholly owned subsidiary company (discussed below), which, in turn, invests in various commodity-related exchange-traded and over-the-counter (“OTC”) derivatives. The Fund also may use, directly or indirectly through its wholly owned subsidiary, a wide variety of other exchange-traded and OTC derivatives that are not linked to the value of a commodity or other commodity-related instruments (including financial futures, options, and swap contracts). The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets.

The second component of the Fund’s investment program consists of investments in U.S. and foreign fixed income securities, primarily asset-backed securities. The Fund has historically gained its investment exposure to fixed income securities through investment in GMO Short-Duration Collateral Fund (“SDCF”). SDCF has primarily invested in asset-backed securities issued by a wide range of private and government issuers.

The Manager uses proprietary models to identify trends in commodity prices. The factors considered and models used by the Manager may change over time.

9

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

A substantial portion of the Fund’s investments (through SDCF) in fixed income securities consist of asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest (including through SDCF) in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund’s fixed income securities may include securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). The Fund may hold directly or indirectly (through SDCF) fixed income securities whose ratings, after the securities were acquired, were reduced below investment grade. Because of the deterioration in credit markets that became acute in 2008, the Fund, in particular through its investment in SDCF, currently has and may continue to have material exposure to below investment grade securities.

In addition to its commodity-related investments, from time to time, the Fund may invest in a range of currency-related investments, including currency futures, forwards, and options. The Fund does not invest directly in commodities and commodity-related derivatives. Instead, to gain exposure to commodities and certain other assets, the Fund invests in a wholly owned subsidiary company (GMO Alternative Asset SPC Ltd.). GMO serves as the investment manager to this company but does not receive any additional management or other fees for such services. The company invests primarily in commodity-related derivatives and fixed income securities.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. If deemed prudent by the Manager, the Fund will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. The Fund may not achieve its investment objective while it is taking temporary defensive measures. The Fund does not seek to maintain a specified interest rate duration for its portfolio.

Currently, shares of the Fund are not publicly offered and are principally available for purchase by other GMO Funds and certain other accredited investors.

The financial statements of the GMO funds in which the Fund invests, collectively referred to as the “underlying funds” should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

The Fund currently limits subscriptions.

10

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Basis of presentation and principles of consolidation
The accompanying consolidated financial statements include the accounts of the GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd. The consolidated financial statements include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd. All significant interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.7% of net assets. The underlying funds classify such securities (as defined below) as Level 3. See Note 4 for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a

11

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 3.2% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment spreads, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

12

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations	$—	$8,121,436	$—	$8,121,436
Mutual Funds	13,692,728	—	—	13,692,728
Short-Term Investments	3,509,015	—	—	3,509,015

Total Investments	17,201,743	8,121,436	—	25,323,179

Derivatives*
Futures Contracts
Commodity contract risk	150,869	—	—	150,869
Swap Agreements
Commodity contract risk	—	241,889	—	241,889

Total	$17,352,612	$8,363,325	$—	$25,715,937

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Futures Contracts
Commodity contract risk	$(25,864)	$—	$—	$(25,864)

Total	$(25,864)	$—	$—	$(25,864)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

13

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities and other financial instruments using Level 3 inputs were 21.8% and (0.1)% of total net assets, respectively.

The Fund held no direct investments or other financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements
The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired

14

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though

15

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Taxes
The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to federal income tax. Instead, each shareholder is required to take into account in determining its tax liability its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. The Fund trades securities for its own account and, as such, is generally not subject to U.S. tax on such earnings (other than certain withholding taxes). The Manger intends to conduct the business of the Fund to the maximum extent practicable so that the Fund’s activities do not constitute a U.S. trade or business. Accordingly, no provision (benefit) for U.S. federal and state income tax is reflected in the accompanying financial statements. Dividends and other revenue may be subject to withholding or similar taxes imposed by the country in which such dividends or other revenue originate. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes and associated penalty and interest amounts related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$32,831,317	$12,324	$(7,520,462)	$(7,508,138)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did

16

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Distributions
Because the Fund has elected to be treated as a partnership for U.S. federal tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Fund to declare and pay distributions as determined by the Trustees (or their delegates).

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of

17

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of the investments of the Fund’s wholly owned subsidiary, GMO Alternative Asset SPC Ltd. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Commodities Risk — Because of the Fund’s indirect exposure to the global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

18

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. Credit risk is particularly pronounced for below investment grade securities. In addition, to the extent that the Fund uses over-the-counter derivatives, including swap contracts with longer term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. This risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. The Fund is not limited in the extent to which it uses derivatives. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Management and Operational Risk — The Fund runs the risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations.

• Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focus on investments in commodities and in industries with high positive correlations to one another); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

19

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the

20

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

21

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to adjust exposure to certain markets and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a

22

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or

23

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price

24

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to adjust exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

25

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign exchange	Credit	Equity	Commodity
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Unrealized appreciation on futures contracts *	$—	$—	$—	$—	$150,869	$150,869
Unrealized appreciation on swap agreements	—	—	—	—	241,889	241,889

Total	$—	$—	$—	$—	$392,758	$392,758

Liabilities:
Unrealized depreciation on futures contracts *	$—	$—	$—	$—	$(25,864)	$(25,864)

Total	$—	$—	$—	$—	$(25,864)	$(25,864)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign exchange	Credit	Equity	Commodity
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$—	$546,393	$546,393
Swap contracts	—	—	—	—	2,241,492	2,241,492

Total	$—	$—	$—	$—	$2,787,885	$2,787,885

Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$131,383	$131,383
Swap contracts	—	—	—	—	281,958	281,958

Total	$—	$—	$—	$—	$413,341	$413,341

Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

26

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

The derivative financial instruments outstanding as of year end (as disclosed in the Notes to Schedule of Investments) and the amounts of realized and changes in unrealized gains and losses on derivative financial instruments during the year (as disclosed in the Statement of Operations) serve as indicators of the volume of derivative activity for the Fund during the year.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. Prior to June 25, 2010, that fee was paid monthly at the annual rate of 0.45% of average daily net assets. Effective June 25, 2010, that fee is paid monthly at the annual rate of 0.70% of average daily net assets. Beginning on June 25, 2010 and continuing through June 30, 2011, the Manager has voluntarily agreed to waive the Fund’s management fee by 0.25% and to reimburse the Fund to the extent the Fund’s total annual operating expenses exceed 0.45% of the Fund’s average daily net assets (excluding the Fund’s Excluded Fund Fees and Expenses described below). The Manager may change or terminate these voluntary waivers and reimbursements at any time, and these voluntary waivers and reimbursements are in addition to the Manager’s contractual expense reimbursement agreement described below. During any period for which these voluntary waivers and reimbursements are in effect, the Fund will incur management fees at an annual rate lower than 0.70% of the Fund’s average daily net assets, and, as a result, total annual operating expenses after expense reimbursement for the Fund will be lower. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15%.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s total annual operating expenses that exceed 0.70% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). The Manager also has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Expense Reimbursement Amount. The Fund’s contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

27

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $37,175 and $182, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
0.002%	0.000%	0.004%	0.006%

The Fund’s investments in commodity-related derivatives are generally made through GMO Alternative Asset SPC Ltd., a wholly owned subsidiary organized as a Bermuda limited liability company, which GMO serves as investment manager but does not receive any additional management or other fees for such services.

6.	Purchases and sales of securities

For the year ended February 28, 2011, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales

U.S. Government securities	$3,572,710	$8,131,766
Investments (non-U.S. Government securities)	8,047,531	5,647,000

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

28

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

8.	Principal shareholders and related parties

As of February 28, 2011, 97.56% of the outstanding shares of the Fund were held by one shareholder. The shareholder is another fund of the Trust.

As of February 28, 2011, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.96% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
	Shares	Amount	Shares	Amount

Shares sold	33,402	$1,001,547	—	$—
Shares repurchased	(96,619)	(2,644,369)	(172,662)	(4,493,912)
Redemption Fees	—	—	—	25,396

Net increase (decrease)	(63,217)	$(1,642,822)	(172,662)	$(4,468,516)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	Period

GMO Short-Duration Collateral Fund	$11,849,484	$—	$—	$144,678	$—	$4,362,419	$8,210,791
GMO U.S. Treasury Fund	3,081,526	8,047,531	5,647,000	1,376	155	—	5,481,937

Totals	$14,931,010	$8,047,531	$5,647,000	$146,054	$155	$4,362,419	$13,692,728

29

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alternative Asset Opportunity Fund:

In our opinion, the accompanying consolidating statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidating statement of operations and consolidated statement of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of GMO Alternative Asset Opportunity Fund (the “Fund”) (a series of GMO Trust) and subsidiary at February 28, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

30

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs

31

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
1) Actual	0.61%	$1,000.00	$1,198.00	$3.32
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06

*	Expenses are calculated using the Fund’s annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

32

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

33

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

			Principal	Number of
			Occupation(s)	Portfolios in
Name and	Position(s)	Length of	During Past	Fund Complex	Other
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Directorships Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

34

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division while the overall management and strategic direction of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Asset Allocation Bond Fund returned +4.5% for the fiscal year ended February 28, 2011, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index.

The Fund outperformed the benchmark during the period by 4.4%. Outperformance came from correctly anticipating interest rate moves. This was primarily achieved through security selection in Treasury TIPS as well as STRIPS.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Asset Allocation Bond Fund Class III Shares and the Citigroup 3 Month Treasury Bill Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

*	Class III performance information represents Class VI performance from March 18, 2009 to March 27, 2009 and Class III performance thereafter.

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	107.5%
Short-Term Investments	2.2
Options Purchased	0.2
Written Options	0.0 ^
Swaps Agreements	(0.6)
Futures Contracts	(5.4)
Reverse Repurchase Agreements	(9.6)
Other	5.7

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
Rounds to 0.0%.

1

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value ($) /
Shares / Contracts /
Principal Amount	Description	Value ($)
	DEBT OBLIGATIONS — 107.5%

	U.S. Government — 107.5%
124,428,000	U.S. Treasury Inflation Indexed Bond, 0.63%, due 04/15/13 (a) (b)	129,745,306
51,779,500	U.S. Treasury Inflation Indexed Bond, 1.25%, due 04/15/14 (a)	55,215,950
59,229,510	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/17 (a)	66,725,715
67,752,500	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28 (a)	86,601,449
20,016,000	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/41 (a)	20,740,019
46,706,814	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (a)	47,104,569
127,317,719	U.S. Treasury Inflation Indexed Note, 2.00%, due 01/15/16 (a) (c)	140,447,359
50,000,000	U.S. Treasury Strip Coupon, due 08/15/22 (b)	31,738,700

	Total U.S. Government	578,319,067

	TOTAL DEBT OBLIGATIONS (COST $574,557,258)	578,319,067

	MUTUAL FUNDS — 1.8%

	Affiliated Issuers — 1.8%
394,315	GMO U.S. Treasury Fund	9,857,886

	TOTAL MUTUAL FUNDS (COST $9,857,886)	9,857,886

	OPTIONS PURCHASED — 0.2%

	Options on Futures — 0.1%
500	Euro Dollar Futures Options Call, Expires 06/10/11, Strike 98.88	193,750

	Options on Interest Rate Swaps — 0.1%
300,000,000	USD Swaption Call, Expires 12/01/11, Strike 1.00%	302,400
250,000,000	USD Swaption Call, Expires 01/25/12, Strike 0.90%	361,000

	Total Options on Interest Rate Swaps	663,400

	TOTAL OPTIONS PURCHASED (COST $1,522,250)	857,150

2	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Funds — 0.3%
1,793,623	State Street Institutional U.S. Government Money Market Fund-Institutional Class	1,793,623

	TOTAL SHORT-TERM INVESTMENTS (COST $1,793,623)	1,793,623

	TOTAL INVESTMENTS — 109.8% (Cost $587,731,017)	590,827,726
	Other Assets and Liabilities (net) — (9.8%)	(52,949,571)

	TOTAL NET ASSETS — 100.0%	$537,878,155

See accompanying notes to the financial statements.	3

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
8,500	Euro Dollar 90 Day	June 2011	$2,117,243,750	$4,357,037

Sales
8,500	Euro Dollar 90 Day	March 2012	$2,106,512,500	$(33,394,439)

Reverse Repurchase Agreements

Face Value		Description	Market Value

USD	9,018,750	Barclays Bank PLC, 0.23%, dated 2/10/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 3/14/11.	$(9,019,614)

USD	21,275,000	Barclays Bank PLC, 0.19%, dated 2/28/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 3/30/11.	(21,275,112)

USD	21,087,500	Barclays Bank PLC, 0.23%, dated 2/14/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 3/14/11.	(21,089,521)

			$(51,384,247)

Average balance outstanding	$(73,153,482)
Average interest rate	0.29%
Maximum balance outstanding	$(97,800,000)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

4	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Written Options

A summary of open written option contracts for the Fund at February 28, 2011 is as follows:

Options on Futures

	Number of	Expiration				Market
	Contracts	Date		Description	Premiums	Value

Call	500	6/10/2011	USD	Euro Dollar Futures Option Call, Strike 99.25	$(36,500)	$(21,875)

Options on Interest Rate Swaps

	Notional	Expiration				Market
	Amount	Date		Description	Premiums	Value

Call	600,000,000	12/1/2011	USD	Interest Rate Swaption Call, Strike 0.60%	$(360,000)	$(43,800)

Swap Agreements

Interest Rate Swaps

Notional		Expiration		Receive	Fixed	Variable	Market
Amount		Date	Counterparty	(Pay)#	Rate	Rate	Value

50,000,000	USD	8/15/2022	Barclays Bank PLC	(Pay)	0.00%	3 month LIBOR	$(1,479,056)
190,000,000	USD	6/10/2016	Barclays Bank PLC	(Pay)	2.48%	3 month LIBOR	914,126
105,000,000	USD	6/10/2021	Barclays Bank PLC	Receive	3.61%	3 month LIBOR	(560,380)
126,000,000	USD	6/10/2021	Deutsche Bank AG	Receive	3.62%	3 month LIBOR	(564,239)
62,000,000	USD	6/10/2041	Deutsche Bank AG	(Pay)	4.25%	3 month LIBOR	959,041
1,266,000,000	USD	4/14/2013	Morgan Stanley Capital Services Inc.	(Pay)	1.04%	3 month LIBOR	(1,495,672)
500,000,000	USD	4/14/2016	Morgan Stanley Capital Services Inc.	Receive	2.42%	3 month LIBOR	(778,237)

							$(3,004,417)

Premiums to (Pay) Receive							$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

See accompanying notes to the financial statements.	5

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

As of February 28, 2011, for forward currency contracts, futures contracts, swap agreements, written options and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).
(b)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).
(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, swap contracts, forward currency contracts, and/or written options, if any (Note 4).

Currency Abbreviations:

USD - United States Dollar

6	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $577,873,131) (Note 2)	$580,969,840
Investments in affiliated issuers, at value (cost $9,857,886) (Notes 2 and 10)	9,857,886
Receivable for Fund shares sold	6,619,337
Dividends and interest receivable	2,386,425
Receivable for open swap contracts (Note 4)	1,873,167
Receivable for expenses reimbursed by Manager (Note 5)	16,604

Total assets	601,723,259

Liabilities:
Payable for investments purchased	5,200,289
Payable for Fund shares repurchased	1,617,770
Payable to affiliate for (Note 5):
Management fee	102,255
Shareholder service fee	26,020
Trustees and Trust Officers or agents unaffiliated with the Manager	1,113
Due to broker (including variation margin on futures contracts) (Note 4)	487,673
Payable for open swap contracts (Note 4)	4,877,584
Payable for reverse repurchase agreements (Note 2)	51,384,247
Written options outstanding, at value (premiums $396,500) (Note 4)	65,675
Accrued expenses	82,478

Total liabilities	63,845,104

Net assets	$537,878,155

See accompanying notes to the financial statements.	7

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$524,418,039
Accumulated undistributed net investment income	837,553
Accumulated net realized gain	41,236,848
Net unrealized depreciation	(28,614,285)

$537,878,155

Net assets attributable to:
Class III shares	$48,675,690

Class VI shares	$489,202,465

Shares outstanding:
Class III	1,946,411

Class VI	19,560,496

Net asset value per share:
Class III	$25.01

Class VI	$25.01

8	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Interest	$17,305,100
Dividends from affiliated issuers (Note 10)	13,265
Dividends	1,364

Total investment income	17,319,729

Expenses:
Management fee (Note 5)	1,577,619
Shareholder service fee – Class III (Note 5)	62,135
Shareholder service fee – Class VI (Note 5)	324,293
Interest expense (Note 2)	214,261
Custodian, fund accounting agent and transfer agent fees	107,760
Audit and tax fees	68,163
Legal fees	22,633
Trustees fees and related expenses (Note 5)	16,422
Registration fees	10,178
Miscellaneous	20,174

Total expenses	2,423,638
Fees and expenses reimbursed by Manager (Note 5)	(224,192)
Expense reductions (Note 2)	(113)

Net expenses	2,199,333

Net investment income (loss)	15,120,396

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	36,891,842
Investments in affiliated issuers	(5,837)
Realized gains distributions from affiliated issuers (Note 10)	1,499
Futures contracts	12,188,377
Written options	14,181,440
Swap contracts	2,607,645

Net realized gain (loss)	65,864,966

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(18,024,084)
Investments in affiliated issuers	2,764
Futures contracts	(29,262,274)
Written options	369,075
Swap contracts	(5,297,528)

Net unrealized gain (loss)	(52,212,047)

Net realized and unrealized gain (loss)	13,652,919

Net increase (decrease) in net assets resulting from operations	$28,773,315

See accompanying notes to the financial statements.	9

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

		Period from
		March 18, 2009
		(commencement of
	Year Ended	operations) through
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$15,120,396	$20,059,016
Net realized gain (loss)	65,864,966	8,308,306
Change in net unrealized appreciation (depreciation)	(52,212,047)	23,597,762

Net increase (decrease) in net assets from operations	28,773,315	51,965,084

Distributions to shareholders from:
Net investment income
Class III	(800,265)	(804,821)
Class VI	(11,443,617)	(17,695,337)

Total distributions from net investment income	(12,243,882)	(18,500,158)

Net realized gains
Class III	(2,895,554)	(261,324)
Class VI	(28,083,138)	(5,471,362)

Total distributions from net realized gains	(30,978,692)	(5,732,686)

	(43,222,574)	(24,232,844)

Net share transactions (Note 9):
Class III	10,435,994	38,394,972
Class VI	(358,096,684)	833,860,892

Increase (decrease) in net assets resulting from net share transactions	(347,660,690)	872,255,864

Total increase (decrease) in net assets	(362,109,949)	899,988,104

Net assets:
Beginning of period	899,988,104	—

End of period (including accumulated undistributed net investment income of $837,553 and $167,300, respectively)	$537,878,155	$899,988,104

10	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Statement of Cash Flows — Year Ended February 28, 2011

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$28,773,315
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation	52,212,047
Net realized (gain) loss	(65,864,966)
Net amortization of discount and premium	5,302,384
Investments purchased	(2,302,050,215)
Proceeds from sale of investments	2,667,261,857
Short term investments, net	(1,448,016)
Realized gain distributions from affiliated issuers	1,499
Other proceeds (cost):
Swap contracts	2,607,645
Futures contracts	(16,571,224)
Written option contracts	10,697,440
Changes in assets and liabilities:
(Increase) decrease in receivable for expenses reimbursed by Manager	39,640
(Increase) decrease in dividends and interest receivable	552,834
Increase (decrease) in periodic payments due on swap contracts	(16,394)
Increase (decrease) in payable to affiliate for:
Management fee	(63,960)
Shareholder service fee payable	(13,467)
Trustee and Chief Compliance Officer of GMO Trust fees	(345)
Increase (decrease) in accrued expenses	(40,949)

Net cash provided by (used in) operating activities	381,379,125

Cash flows from financing activities:*
Proceeds from shares sold	517,604,417
Shares repurchased	(884,726,128)
Cash distributions paid	(2,209,625)
Increase (decrease) in payable for reverse repurchase agreements†	(12,047,789)

Net cash provided by (used in) financing activities	(381,379,125)

Net increase in cash	—
Cash and cash equivalents, beginning of year	—

Cash and cash equivalents, end of year	$—

Supplemental disclosure of cash flow information:
* Reinvestment of dividends and distributions	$41,012,949
† Interest paid on reverse repurchase agreements was 214,261 for the year ended February 28, 2011.

See accompanying notes to the financial statements.	11

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)

			Period from
			March 27, 2009
			(commencement of
	Year Ended		operations) through
	February 28, 2011		February 28, 2010
Net asset value, beginning of period	$26.13		$25.15

Income (loss) from investment operations:
Net investment income (loss)†	0.51		0.92
Net realized and unrealized gain (loss)	0.64		0.85

Total from investment operations	1.15		1.77

Less distributions to shareholders:
From net investment income	(0.50)		(0.60)
From net realized gains	(1.77)		(0.19)

Total distributions	(2.27)		(0.79)

Net asset value, end of period	$25.01		$26.13

Total Return(a)	4.51%		7.07	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$48,676		$40,225
Net operating expenses to average daily net assets(b)	0.41	%(c)	0.40	%*
Interest expense to average daily net assets(d)	0.03%		0.03	%*
Total net expenses to average daily net assets(b)	0.44%		0.43	%*
Net investment income (loss) to average daily net assets	1.94%		3.86	%*
Portfolio turnover rate	315%		116	%(e)**
Fees and expenses reimbursed by the Manager to average daily net assets:(f)	0.04%		0.04	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e)	Calculation represents portfolio turnover of the Fund for the period from March 18, 2009 (commencement of operations) through February 28, 2010.
(f)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

12	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout the period)

			Period from
			March 18, 2009
			(commencement of
	Year Ended		operations) through
	February 28, 2011		February 28, 2010
Net asset value, beginning of period	$26.13		$25.00

Income (loss) from investment operations:
Net investment income (loss)†	0.64		0.80
Net realized and unrealized gain (loss)	0.54		1.15

Total from investment operations	1.18		1.95

Less distributions to shareholders:
From net investment income	(0.53)		(0.63)
From net realized gains	(1.77)		(0.19)

Total distributions	(2.30)		(0.82)

Net asset value, end of period	$25.01		$26.13

Total Return(a)	4.60%		7.83	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$489,202		$859,763
Net operating expenses to average daily net assets(b)	0.31	%(c)	0.31	%*
Interest expense to average daily net assets(d)	0.03%		0.03	%*
Total net expenses to average daily net assets(b)	0.34%		0.34	%*
Net investment income (loss) to average daily net assets	2.43%		3.24	%*
Portfolio turnover rate	315%		116	%**
Fees and expenses reimbursed by the Manager to average daily net assets:(e)	0.04%		0.04	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	13

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Asset Allocation Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the Citigroup 3 Month Treasury Bill Index. The Fund is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality) and under normal circumstances invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” refers to any fixed income security, which includes (i) obligations of an issuer to make payments of principal and/or interest on future dates, (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option), and (iii) instruments with variable interest payments. The Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which the Fund may invest include, but are not limited to: investment grade bonds denominated in various currencies, including securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, taxable and tax-exempt municipal bonds, and Rule 144A securities; below investment grade bonds (also known as “junk bonds”); inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”), and inflation indexed bonds issued by corporations; sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and asset-backed securities, including mortgage related and mortgage-backed securities.

The Fund may also invest in exchange traded and over-the-counter (“OTC”) derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates, and other types of derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Fund may gain exposure to the investments described above through investments in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund, GMO Debt Opportunities Fund, and GMO U.S. Treasury Fund (“underlying funds”). In addition, the Fund may invest in unaffiliated money market funds. The Fund may invest up to 100% of its assets in below investment grade bonds. The

14

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Fund also may hold securities that are downgraded to below investment grade status after they were purchased by the Fund.

The Fund may take substantial positions in particular sectors of the bond market, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to those sectors.

The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund’s interest rate duration will change depending on the Fund’s investments and the Manager’s current outlook on different sectors of the bond market. The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The Fund is not intended to serve as a standalone investment product and is available for investment only by other GMO Funds and other GMO asset allocation clients.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or visiting GMO’s website at www.gmo.com.

For the period ending February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives

15

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

16

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
U.S. Government	$—	$578,319,067	$—	$578,319,067

TOTAL DEBT OBLIGATIONS	—	578,319,067	—	578,319,067

Mutual Funds	9,857,886	—	—	9,857,886
Options Purchased	193,750	663,400	—	857,150
Short-Term Investments	1,793,623	—	—	1,793,623

Total Investments	11,845,259	578,982,467	—	590,827,726

Derivatives*
Futures Contracts Interest Rate Risk	4,357,037	—	—	4,357,037
Swap Agreements Interest Rate Risk	—	1,873,167	—	1,873,167

Total	$16,202,296	$580,855,634	$—	$597,057,930

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Futures Contracts
Interest Rate Risk	$(33,394,439)	$—	$—	$(33,394,439)
Written Options
Interest Rate Risk	(21,875)	(43,800)	—	(65,675)
Swap Agreements
Interest Rate Risk	—	(4,877,584)	—	(4,877,584)

Total	$(33,416,314)	$(4,921,384)	$—	$(38,337,698)

17

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

The Fund held no investments or other financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

18

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of February 28, 2011, the Fund had received $51,381,250 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $53,407,738. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all

19

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions differing treatment of accretion and amortization, losses on wash sale transactions, and limitation on realized losses imposed by the Code related to share ownership activity.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$42,382,024	$22,270,808
Net long-term capital gain	840,550	1,962,036

Total distributions	$43,222,574	$24,232,844

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$23,078,898
Undistributed net long-term capital gain	$7,465,704
Other tax attributes:
Capital loss carryforwards	($19,383,532)

20

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards and future realized losses, if any, subsequent to February 28, 2011 could be subject to limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

February 28, 2019	($19,383,532)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$587,710,549	$3,933,738	$(816,471)	$3,117,267

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the year ended February 28, 2010 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

21

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it may invest up to 100% of its assets in below investment grade bonds. Junk bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade bonds. In addition, to the extent that the Fund uses OTC derivatives, including swap contracts with longer-term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.

22

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. The Fund is not limited in the extent to which it uses derivatives. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities, which may adversely affect the value of the Fund’s foreign investments, with the Fund’s investments in emerging countries subject to this risk to a greater extent); Currency Risk (risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies); Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its

23

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a

24

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the

25

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2011, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2011, the Fund used written option contracts to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

26

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number
	Amount	of Futures		Amount	of Futures
	of Contracts	Contracts	Premiums	of Contracts	Contracts	Premiums

Outstanding, beginning of year	$—	(6,000)	$(2,050,500)	$—	(10,000)	$(1,830,000)
Options written	—	(15,600)	(6,525,058)	(600,000,000)	(34,700)	(15,900,022)
Options bought back	—	4,600	2,609,558	—	37,000	10,429,150
Options expired	—	17,000	5,966,000	—	7,200	6,904,372
Options sold	—	—	—	—	—	—

Outstanding, end of year	$—	—	$—	$(600,000,000)	(500)	$(396,500)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are

27

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

28

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to adjust interest rate exposure. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investment, at value (purchased options)	$857,150	$—	$—	$—	$—	$857,150
Unrealized appreciation on futures contracts *	4,357,037	—	—	—	—	4,357,037
Unrealized appreciation on swap agreements	1,873,167	—	—	—	—	1,873,167

Total	$7,087,354	$—	$—	$—	$—	$7,087,354

Liabilities:
Written options outstanding	$(65,675)	$—	$—	$—	$—	$(65,675)

29

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
  February 28, 2011∧: — continued

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Unrealized depreciation on futures contracts *	(33,394,439)	—	—	—	—	(33,394,439)
Unrealized depreciation on swap agreements	(4,877,584)	—	—	—		(4,877,584)

Total	$(38,337,698)	$—	$—	$—	$—	$(38,337,698)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (purchased options)	$(14,192,053)	$—	$—	$—	$—	$(14,192,053)
Written options	14,181,440	—	—	—	—	14,181,440
Futures contracts	12,188,377	—	—	—	—	12,188,377
Swap contracts	2,607,645	—	—	—	—	2,607,645

Total	$14,785,409	$—	$—	$—	$—	$14,785,409

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$(533,085)	$—	$—	$—	$—	$(533,085)
Written options	369,075	—	—	—	—	369,075
Futures contracts	(29,262,274)	—	—	—	—	(29,262,274)
Swap contracts	(5,297,528)	—	—	—	—	(5,297,528)

Total	$(34,723,812)	$—	$—	$—	$—	$(34,723,812)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair values of derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

30

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The volume of derivative activity, based on absolute values (futures contracts, and options contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Futures	Swap
	contracts	agreements	Options

Average amount outstanding	$4,048,543,333	$1,862,106,817	$320,250,042

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager has contractually agreed through at least June 30, 2011 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class’ shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.25% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in other GMO Funds (excluding those Funds’ Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011

31

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

was $16,422 and $4,625, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder
service fees and	Indirect Shareholder
interest expense)	Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

For the year ended February 28, 2011, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales

U.S. Government securities	$1,935,104,349	$2,339,437,174
Investments (non-U.S. Government securities)	297,836,263	286,711,098

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 65.59% of the shares outstanding of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Two of these shareholders are other funds of the Trust.

As of February 28, 2011, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.99% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

32

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

			Period from
			March 27, 2009
	Year Ended		(commencement of operations) through
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	923,852	$24,389,447	4,718,252	$119,445,441
Shares issued to shareholders in reinvestment of distributions	147,963	3,695,819	41,021	1,066,145
Shares repurchased	(664,641)	(17,649,272)	(3,220,036)	(82,116,614)

Net increase (decrease)	407,174	$10,435,994	1,539,237	$38,394,972

			Period from
			March 18, 2009
	Year Ended		(commencement of operations) through
	February 28, 2011		February 28, 2010
Class VI:	Shares	Amount	Shares	Amount

Shares sold	18,322,364	$473,280,812	38,433,140	$978,458,954
Shares issued to shareholders in reinvestment of distributions	1,483,358	37,317,130	891,713	23,166,699
Shares repurchased	(33,152,339)	(868,694,626)	(6,417,740)	(167,764,761)

Net increase (decrease)	(13,346,617)	$(358,096,684)	32,907,113	$833,860,892

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$9,396,214	$268,514,752	$268,050,000	$13,265	$1,499	$9,857,886

Totals	$9,396,214	$268,514,752	$268,050,000	$13,265	$1,499	$9,857,886

33

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Asset Allocation Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of GMO Asset Allocation Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets, its cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

34

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: the following information is in relation to the expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

35

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.44%	$1,000.00	$1,008.10	$2.19
2) Hypothetical	0.44%	$1,000.00	$1,022.61	$2.21

Class VI

1) Actual	0.35%	$1,000.00	$1,008.50	$1.74
2) Hypothetical	0.35%	$1,000.00	$1,023.06	$1.76

*	Expenses are calculated using each Class’s annualized net expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

36

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

The Fund’s distributions to shareholders include $840,550 from long-term capital gains.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2011, $4,717,117 and $29,532,807, respectively, or if determined to be different, the qualified interest income and qualified short-term capital gains of such year.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 28.89% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

37

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of Time	During Past	Complex	Directorships
Date of Birth	Trust	Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

38

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of Time	During Past	Complex	Directorships
Date of Birth	Trust	Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of Time	During Past	Complex	Directorships
Date of Birth	Held with Trust	Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

39

Other Officers:

Name and	Position(s)	Length of Time	Principal Occupation(s)
Date of Birth	Held with Trust	Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

Other Officers: — (Continued)

Name and	Position(s)	Length of Time	Principal Occupation(s)
Date of Birth	Held with Trust	Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Benchmark-Free Allocation Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the CPI Index is included for comparative purposes.

GMO Benchmark-Free Allocation Fund returned +7.7% for the fiscal year ended February 28, 2011, as compared with +2.2% for the CPI Index.

Underlying fund implementation was negative, detracting 2.6% from relative performance as most of the underlying funds underperformed their respective benchmarks. GMO Quality Fund and GMO Alpha Only Fund were the main detractors from relative performance.

Asset allocation added 8.1% to relative performance. The Fund’s exposure to equities drove most of the outperformance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Benchmark-Free Allocation Fund Class III Shares and the CPI Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .09% on the purchase and .09% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	65.7%
Debt Obligations	21.0
Cash and Cash Equivalents	14.9
Short-Term Investments	11.9
Preferred Stocks	1.1
Investment Funds	0.6
Loan Participations	0.1
Options Purchased	0.1
Loan Assignments	0.0 ∧
Rights and Warrants	0.0 ∧
Promissory Notes	0.0 ∧
Written Options	(0.0)∧
Forward Currency Contracts	(0.5)
Reverse Repurchase Agreements	(1.2)
Swap Agreements	(3.9)
Futures Contracts	(12.9)
Other	3.0

99.9%

Country / Region Summary**	% of Investments
United States	48.9%
Emerging***	16.5
Australia	11.4
Japan	6.5
United Kingdom	4.5
Switzerland	2.9
France	2.4
Germany	1.3
Italy	0.8
New Zealand	0.8
Sweden	0.7
Netherlands	0.6
Singapore	0.5
Belgium	0.4
Denmark	0.4
Canada	0.3
Hong Kong	0.3
Finland	0.2
Spain	0.2

1

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Country / Region Summary**	% of Investments
Austria	0.1%
Greece	0.1
Ireland	0.1
Norway	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
**	The table above shows indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund and GMO Special Situations Fund. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes exposure through forward currency contracts.
***	The “Emerging” exposure is comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and Venezuela.
∧	Rounds to 0.0%.

2

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.0%

	Affiliated Issuers — 99.0%
25,531,774	GMO Alpha Only Fund, Class IV	599,996,684
765,652	GMO Alternative Asset Opportunity Fund	24,921,958
9,774,127	GMO Asset Allocation Bond Fund, Class VI	244,450,911
15,068,493	GMO Currency Hedged International Equity Fund, Class III	363,301,368
6,044,314	GMO Emerging Country Debt Fund, Class IV	54,942,811
23,610,473	GMO Emerging Markets Fund, Class VI	340,226,922
3,669,876	GMO Flexible Equities Fund, Class VI	72,002,968
40,907,585	GMO Quality Fund, Class VI	851,695,924
5,380,897	GMO Special Situations Fund, Class VI	148,674,177
27,120,568	GMO Strategic Fixed Income Fund, Class VI	417,114,334
971,969	GMO World Opportunity Overlay Fund	22,044,262

	TOTAL MUTUAL FUNDS (COST $3,015,449,477)	3,139,372,319

	DEBT OBLIGATIONS — 1.0%

	Asset-Backed Securities — 1.0%
	Auto Financing — 0.1%
700,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.62%, due 07/15/14	706,342
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.11%, due 11/10/14	505,595
300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	308,220
1,400,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.27%, due 03/15/13	1,417,654
1,300,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.52%, due 06/15/13	1,294,333

	Total Auto Financing	4,232,144

	Business Loans — 0.1%
460,165	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.63%, due 01/25/35	395,742
413,770	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.56%, due 05/15/32	378,600

See accompanying notes to the financial statements.	3

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Business Loans — continued
1,020,708	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 09/25/30	836,981

	Total Business Loans	1,611,323

	CMBS — 0.1%
700,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.40%, due 12/15/20	616,000
321,160	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	321,160
802,213	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 1.14%, due 03/06/20	792,185
943,947	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.85%, due 04/15/45	950,365
419,235	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	432,860
3,860	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	3,861
407,862	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.36%, due 09/15/21	398,424

	Total CMBS	3,514,855

	CMBS Collateralized Debt Obligations — 0.0%
1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.11%, due 11/23/52	15,994
1,137,744	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.65%, due 06/28/19	1,098,639

	Total CMBS Collateralized Debt Obligations	1,114,633

	Credit Cards — 0.2%
1,900,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.46%, due 06/16/14	1,899,582
700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.52%, due 09/15/17	700,000
200,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.42%, due 01/15/14	200,028
800,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.07%, due 05/15/13	803,000

4	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Credit Cards — continued
1,300,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.40%, due 02/15/17	1,277,393

	Total Credit Cards	4,880,003

	Equipment Leases — 0.0%
495,018	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.22%, due 08/15/14	499,572

	Insured Auto Financing — 0.1%
666,685	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.30%, due 10/06/13	663,018
680,537	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.76%, due 03/08/16	679,243
587,410	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.92%, due 10/15/14	585,301
1,100,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.46%, due 07/14/14	1,110,197

	Total Insured Auto Financing	3,037,759

	Insured Other — 0.1%
1,000,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	1,030,000
662,811	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.47%, due 12/15/41	614,317
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	211,375

	Total Insured Other	1,855,692

	Insured Residential Asset-Backed Securities (United States) ∧ — 0.0%
252,126	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.48%, due 11/25/35	177,174

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
194,712	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.59%, due 01/25/35	136,299

See accompanying notes to the financial statements.	5

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — continued
63,783	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.83%, due 08/15/30	36,590

	Total Insured Residential Mortgage-Backed Securities (United States)	172,889

	Residential Asset-Backed Securities (United States) ∧ — 0.2%
22,881	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.40%, due 02/25/36	5,706
569,947	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.33%, due 11/25/36	377,590
529,525	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	232,329
1,200,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.41%, due 10/25/36	834,000
551,322	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.56%, due 05/28/39	210,881
866,363	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 05/28/39	366,038
222,197	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 02/25/37	216,042
962,189	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.42%, due 06/25/36	885,858
156,158	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.34%, due 03/25/37	155,659
114,994	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.56%, due 04/25/34	91,258
685,352	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 04/25/36	506,090
114,394	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.36%, due 08/25/36	56,196
699,747	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 01/20/35	653,389
511,652	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.41%, due 03/25/36	299,317
2,240,737	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 08/25/36	840,276
742,436	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.42%, due 03/25/36	92,805

6	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
180,230	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.38%, due 02/25/37	107,867
511,652	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 04/25/37	483,512
578,198	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.51%, due 01/25/36	534,741

	Total Residential Asset-Backed Securities (United States)	6,949,554

	Residential Mortgage-Backed Securities (Australian) — 0.0%
377,893	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.80%, due 09/27/35	356,164
186,682	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.70%, due 12/08/36	178,281
509,310	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.35%, due 06/14/37	481,982
200,541	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.37%, due 01/12/37	195,728

	Total Residential Mortgage-Backed Securities (Australian)	1,212,155

	Residential Mortgage-Backed Securities (European) — 0.1%
540,069	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.41%, due 09/20/66	460,733
580,674	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 01/13/39	523,942
179,661	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.30%, due 12/20/54	169,780
514,319	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 09/15/39	417,885
39,689	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.73%, due 05/15/34	34,418

	Total Residential Mortgage-Backed Securities (European)	1,606,758

	Residential Mortgage-Backed Securities (United States) — 0.0%
98,636	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.56%, due 08/25/35	67,566

See accompanying notes to the financial statements.	7

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($) /
Shares	Description	Value ($)

	Time Share — 0.0%
138,582	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.26%, due 02/20/20	145,642

	Total Asset-Backed Securities	31,077,719

	U.S. Government Agency — 0.0%
33,550	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.56%, due 10/01/12 (a)	33,270
68,515	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.16%, due 10/01/11 (a)	68,174
66,667	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.16%, due 01/01/12 (a)	66,108

	Total U.S. Government Agency	167,552

	TOTAL DEBT OBLIGATIONS (COST $28,375,245)	31,245,271

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
27,100	State Street Institutional U.S. Government Money Market Fund-Institutional Class	27,100

	TOTAL SHORT-TERM INVESTMENTS (COST $27,100)	27,100

	TOTAL INVESTMENTS — 100.0% (COST $3,043,851,822)	3,170,644,690
	Other Assets and Liabilities (net) — (0.0%)	(71,433)

	TOTAL NET ASSETS — 100.0%	$3,170,573,257

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
C.A.B.E.I. - Central American Bank for Economic Integration
CDO - Collateralized Debt Obligation
CMBS - Commercial Mortgage Backed Security

8	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA - Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR - London Interbank Offered Rate
MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.
XL - Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at February 28, 2011, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
∧	These securities are primarily backed by subprime mortgages.

See accompanying notes to the financial statements.	9

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $28,402,345) (Note 2)	$31,272,371
Investments in affiliated issuers, at value (cost $3,015,449,477) (Notes 2 and 10)	3,139,372,319
Receivable for Fund shares sold	4,846,844
Interest receivable	26,230
Receivable for expenses reimbursed by Manager (Note 5)	36,680
Miscellaneous receivable	3,881

Total assets	3,175,558,325

Liabilities:
Payable for investments purchased	4,185,114
Payable for Fund shares repurchased	665,611
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	6,763
Accrued expenses	127,580

Total liabilities	4,985,068

Net assets	$3,170,573,257

Net assets consist of:
Paid-in capital	$3,236,934,856
Accumulated undistributed net investment income	3,454,367
Accumulated net realized loss	(196,608,834)
Net unrealized appreciation	126,792,868

$3,170,573,257

Net assets attributable to:
Class III shares	$3,170,573,257

Shares outstanding:
Class III	139,574,816

Net asset value per share:
Class III	$22.72

10	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$30,548,212
Interest	2,893,753
Dividends from unaffiliated issuers	134

Total investment income	33,442,099

Expenses:
Legal fees	74,041
Audit and tax fees	71,509
Custodian, fund accounting agent and transfer agent fees	56,762
Trustees fees and related expenses (Note 5)	42,979
Registration fees	21,777
Chief Compliance Officer (Note 5)	13,854
Miscellaneous	23,196

Total expenses	304,118
Fees and expenses reimbursed by Manager (Note 5)	(246,979)
Expense reductions (Note 2)	(853)

Net expenses	56,286

Net investment income (loss)	33,385,813

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,696,422
Investments in affiliated issuers	(29,619,863)
Realized gains distributions from affiliated issuers (Note 10)	6,584,167

Net realized gain (loss)	(21,339,274)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(942,155)
Investments in affiliated issuers	152,388,503

Net unrealized gain (loss)	151,446,348

Net realized and unrealized gain (loss)	130,107,074

Net increase (decrease) in net assets resulting from operations	$163,492,887

See accompanying notes to the financial statements.	11

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$33,385,813	$51,948,450
Net realized gain (loss)	(21,339,274)	(148,179,320)
Change in net unrealized appreciation (depreciation)	151,446,348	479,240,924

Net increase (decrease) in net assets from operations	163,492,887	383,010,054

Distributions to shareholders from:
Net investment income
Class III	(41,863,110)	(61,240,647)
Net realized gains
Class III	—	(1,384,125)

	(41,863,110)	(62,624,772)

Net share transactions (Note 9):
Class III	1,314,856,688	(24,919,659)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	914,185	756,234

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	1,315,770,873	(24,163,425)

Total increase (decrease) in net assets	1,437,400,650	296,221,857

Net assets:
Beginning of period	1,733,172,607	1,436,950,750

End of period (including accumulated undistributed net investment income of $3,454,367 and distributions in excess of net investment income of $24,062,608, respectively)	$3,170,573,257	$1,733,172,607

12	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$21.49		$17.51		$25.30		$26.92		$27.76

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.36		0.64		3.21		1.19		0.80
Net realized and unrealized gain (loss)	1.28		4.11		(6.72)		1.18		1.63

Total from investment operations	1.64		4.75		(3.51)		2.37		2.43

Less distributions to shareholders:
From net investment income	(0.41)		(0.75)		(3.71)		(1.12)		(1.16)
From net realized gains	—		(0.02)		(0.57)		(2.87)		(2.11)

Total distributions	(0.41)		(0.77)		(4.28)		(3.99)		(3.27)

Net asset value, end of period	$22.72		$21.49		$17.51		$25.30		$26.92

Total Return(b)	7.69%		27.18%		(15.11)%		8.60%		9.31%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,170,573		$1,733,173		$1,436,951		$1,610,066		$1,296,396
Net expenses to average daily net assets(c)(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%
Net investment income (loss) to average daily net assets(a)	1.63%		3.14%		14.05%		4.30%		2.94%
Portfolio turnover rate	19%		24%		40%		57%		45%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.01%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.01		$0.00	(f)	$0.00	(f)	$0.00 (f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	13

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Benchmark-Free Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks a positive total return. The Fund does not have a particular securities market index as a benchmark and does not seek to outperform a particular index or blend of indices (e.g., the Fund seeks positive return, not “relative” return). The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the GMO International Equity Funds, the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund implements its strategy by allocating its assets among asset classes represented by the underlying funds (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying funds that primarily invest in a single asset class (e.g., GMO Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market. Although the Fund generally will have exposure to both emerging countries and developed countries, including the U.S., at times, it also may have substantial exposure to a particular country or type of country (e.g., emerging countries).

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities) to select the Fund’s investments. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments. The Manager’s ability to shift investments among the underlying funds is not subject to any limits. The Fund may invest substantially all of its assets in a few underlying funds that primarily invest in the same asset class and may, at times, also invest a substantial portion of its assets in a single underlying Fund.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

14

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or on GMO.com. As of February 28, 2011, shares of GMO Alternative Asset Opportunity Fund, GMO Special Situations Fund and GMO World Opportunity Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the Fund and the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.9% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value those foreign securities (including futures, derivatives and other securities whose values are based on indicies comprised of such securities) as of the NYSE close using fair value prices, which are based on adjustments to local closing prices adjusted by a factor supplied by a third party vendor using

15

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

that vendor’s proprietary models. As of February 28, 2011, those foreign equity securities, foreign index futures contracts and swap agreements representing 32.8% and (0.1)% and (0.5)%, respectively, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 0.4% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

16

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$3,139,372,319	$—	$—	$3,139,372,319
Debt Obligations
Asset-Backed Securities	—	9,085,170	21,992,549	31,077,719
U.S. Government Agency	—	—	167,552	167,552

TOTAL DEBT OBLIGATIONS	—	9,085,170	22,160,101	31,245,271

Short-Term Investments	27,100	—	—	27,100

Total Investments	3,139,399,419	9,085,170	22,160,101	3,170,644,690

Total	$3,139,399,419	$9,085,170	$22,160,101	$3,170,644,690

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments indirectly using Level 3 inputs were 8.0% and (0.1)% of total net assets, respectively.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

17

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
	Balances				Change in			Balances	Investments
	as of	Net	Accrued	Total	Unrealized	Transfers	Transfers	as of	still Held as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of	February 28,	February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	2011
Debt Obligations
Asset-Backed Securities	$34,186,897	$(14,982,534)	$682,656	$2,349,896	$(74,586)	$—	$(169,780)**	$21,992,549	$(2,045,444)
U.S. Government Agency	314,363	(149,851)	3,107	2,727	(2,794)	—		167,552	(2,794)

Total Debt Obligations	34,501,260	(15,132,385)	685,763	2,352,623	(77,380)	—	(169,780)	22,160,101	$(2,048,238)

Total	$34,501,260	$(15,132,385)	$685,763	$2,352,623	$(77,380)	$—	$(169,780)	$22,160,101	$(2,048,238)

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the period and transfers out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from

18

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, differing treatment of mutual fund distributions received, losses on wash sale transactions and partnership interest tax allocations.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$41,863,110	$61,240,647
Net long-term capital gain	—	1,384,125

Total distributions	$41,863,110	$62,624,772

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$3,469,414

Other Tax Attributes:
Capital loss carryforwards	$(121,807,735)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(111,308,319)
February 28, 2019	(10,499,416)

Total	$(121,807,735)

19

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$3,118,649,481	$174,356,144	$(122,360,935)	$51,995,209

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

20

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
For the year ended February 28, 2011, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.09% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. All or a portion of the Fund’s purchase premiums and/or redemption fees may be waived at the Manager’s discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premium and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premium and/or redemption fee imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

21

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — From time to time, the Fund may allocate part or all of its assets to fixed income securities, which may include emerging country debt (including below investment grade securities (also known as “junk bonds”)). Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Smaller Company Risk — From time to time, the Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller

22

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional

23

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

24

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

At February 28, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). This

25

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

contractual expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $42,979 and $13,854, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
0.431%	0.075%	0.006%	0.512%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2011 aggregated $1,712,985,445 and $395,922,767, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, no shareholders owned more than 10% of the Fund’s outstanding shares.

26

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, 1.20% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 97.31% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	59,229,938	$1,321,541,427	8,076,509	$171,733,021
Shares issued to shareholders in reinvestment of distributions	1,774,179	39,532,172	2,477,429	52,843,672
Shares repurchased	(2,092,173)	(46,216,911)	(11,939,115)	(249,496,352)
Purchase premiums	—	906,386	—	107,754
Redemption fees	—	7,799	—	648,480

Net increase (decrease)	58,911,944	$1,315,770,873	(1,385,177)	$(24,163,425)

27

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Alpha Only Fund, Class IV	$342,509,435	$304,454,268	$27,702,569	$—	$—	$—	$599,996,684
GMO Alternative Asset Opportunity Fund	19,956,023	991,548	—	—	—	—	24,921,958
GMO Asset Allocation Bond Fund, Class VI	56,220,417	210,550,738	18,227,020	1,776,583	6,584,167	—	244,450,911
GMO Currency Hedged International Equity Fund, Class III	—	361,607,194	20,765,596	—	—	—	363,301,368
GMO Emerging Country Debt Fund, Class IV	33,345,891	19,799,779	—	5,732,831	—	—	54,942,811
GMO Emerging Markets Fund, Class VI	97,647,483	204,761,255	1,416,335	3,468,239	—	—	340,226,922
GMO Flexible Equities Fund, Class VI	50,721,211	17,384,969	—	744,701	—	—	72,002,968
GMO International Small Companies Fund, Class III	114,873,673	5,047,760	122,104,315	1,263,978	—	—	—
GMO Quality Fund, Class VI	661,825,731	309,494,493	182,526,819	10,601,237	—	—	851,695,924
GMO Special Situations Fund, Class VI	51,138,284	95,082,168	—	—	—	—	148,674,177
GMO Strategic Fixed Income Fund, Class VI	233,830,471	182,869,586	—	6,960,643	—	5,513,628	417,114,334
GMO World Opportunity Overlay Fund	19,805,899	941,687	—	—	—	—	22,044,262

Totals	$1,681,874,518	$1,712,985,445	$372,742,654	$30,548,212	$6,584,167	$5,513,628	$3,139,372,319

28

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Benchmark-Free Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Benchmark-Free Allocation Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

29

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

30

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.52%	$1,000.00	$1,086.30	$2.69
2) Hypothetical	0.52%	$1,000.00	$1,022.22	$2.61

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

31

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 36.73% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 24.36% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2011, $6,334,759, or if determined to be different, the qualified interest income of such year.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 8.00% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

32

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

33

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

34

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

GMO Core Plus Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Core Plus Bond Fund returned +10.9% for the fiscal year ended February 28, 2011, as compared with +4.9% for the Barclays Capital U.S. Aggregate Index.

The Fund’s investment exposure was achieved directly through a mix of bonds, futures and swaps, and indirectly through its investment in underlying GMO Trust mutual funds, primarily GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), and GMO Emerging Country Debt Fund (ECDF).

The Fund outperformed its benchmark during the fiscal year by 6.0%. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund were the largest positive contributors for the year, followed by positive contributions from the exposure to emerging country debt via ECDF, developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps), and developed markets currency selection (primarily through currency forwards and options).

Approximately 4.3% of the outperformance derived from asset-backed securities held indirectly in SDCF and Overlay Fund. Asset-backed security spreads tightened and pricing and liquidity conditions in securitized credit markets improved during the fiscal year. SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 55 downgraded securities, and Overlay Fund had 35, representing 11% and 10% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 52% of SDCF’s portfolio was rated AAA, and 72% of Overlay Fund’s was rated AAA.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from both security and country selection within ECDF.

Developed markets interest-rate positioning also contributed positively to performance. Positive contributions from euro zone, Canadian, Swedish, and U.S. positions more than offset losses from Swiss, U.K., and Australian positions.

In developed markets currency selection, Australian dollar, Swedish krona, Norwegian krone, and Japanese yen positions drove gains, though this performance was offset somewhat by Swiss franc, Canadian dollar, pound sterling, euro, and opportunistic positions. These positions were achieved directly.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Core Plus Bond Fund Class III Shares and the Barclays Capital U.S. Aggregate Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

GMO Core Plus Bond Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2010 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	93.1%
Short-Term Investments	7.3
Options Purchased	0.4
Swap Agreements	0.4
Loan Participations	0.2
Loan Assignments	0.1
Rights and Warrants	0.0 ∧
Promissory Notes	0.0 ∧
Written Options	(0.0)
Forward Currency Contracts	(0.3)
Futures Contracts	(0.7)
Reverse Repurchase Agreements	(1.4)
Other	0.9

100.0%

Country / Region Summary**	% of Investments
United States	127.6%
Emerging***	4.3
Canada	3.9
United Kingdom	3.3
New Zealand	0.0 ∧
Norway	0.0 ∧
Switzerland	(2.6)
Euro Region****	(3.8)
Sweden	(8.9)
Australia	(11.1)
Japan	(12.7)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in the funds of GMO Trust (“underlying funds”).
**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (directly and indirectly). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both

1

GMO Core Plus Bond Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

positive and negative) are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.
***	The “Emerging” exposure is comprised of Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Russia, South Africa, Turkey and Venezuela. Additional information about the fund’s emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.
****	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.
∧	Rounds to 0.0%.

2

GMO Core Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 38.0%

		Albania — 2.5%
		Foreign Government Obligations — 2.5%
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	5,712,491

		Australia — 0.2%
		Asset-Backed Securities — 0.2%
USD	203,443	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 04/19/38	195,573
USD	282,588	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.39%, due 05/10/36	272,985

			468,558

		Total Australia	468,558

		United Kingdom — 0.4%
		Asset-Backed Securities — 0.4%
USD	580,674	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 01/13/39	523,942
USD	35,932	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.30%, due 12/20/54	33,956
USD	300,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.38%, due 10/15/33	296,940

			854,838

		Total United Kingdom	854,838

		United States — 34.9%
		Asset-Backed Securities — 4.1%
USD	297,061	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.46%, due 05/25/37	37,608
USD	190,482	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.30%, due 10/06/13	189,434
USD	1,059,049	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	464,658
USD	886,639	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	340,525

See accompanying notes to the financial statements.	3

GMO Core Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		Asset-Backed Securities — continued
USD	105,670	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 09/25/36	40,683
USD	150,716	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.65%, due 01/25/36	117,558
USD	154,341	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.67%, due 02/18/14	154,512
USD	500,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.52%, due 09/15/17	500,000
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.55%, due 01/25/24	299,661
USD	595,961	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.65%, due 06/28/19	575,478
USD	300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.11%, due 11/10/14	303,357
USD	685,352	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 04/25/36	506,090
USD	56,811	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.31%, due 02/15/12	56,804
USD	500,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.52%, due 06/15/13	497,821
USD	100,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 08/25/36	41,750
USD	403,188	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.46%, due 05/25/36	274,357
USD	828,300	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.51%, due 11/15/33	716,480
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	787,040
USD	170,551	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.41%, due 03/25/36	99,772
USD	700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	266,000
USD	500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.49%, due 02/25/37	192,500
USD	300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.07%, due 05/15/13	301,125

4	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		Asset-Backed Securities — continued
USD	155,950	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.40%, due 08/25/23	152,831
USD	71,211	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.37%, due 04/25/37	70,122
USD	68,975	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.55%, due 12/25/32	30,211
USD	131,336	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.45%, due 11/25/35	96,400
USD	344,591	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.41%, due 05/20/18	326,138
USD	319,927	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.33%, due 09/15/22	314,328
USD	51,007	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 11/25/35	43,101
USD	400,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.46%, due 07/14/14	403,708
USD	800,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.41%, due 03/20/14	806,080
USD	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.40%, due 02/15/17	393,044

			9,399,176

		Total Asset-Backed Securities	10,722,572

		Corporate Debt — 0.6%
USD	106,936	CIT Group, Inc., 7.00%, due 05/01/13	109,075
USD	210,405	CIT Group, Inc., 7.00%, due 05/01/14	214,087
USD	210,405	CIT Group, Inc., 7.00%, due 05/01/15	213,035
USD	350,676	CIT Group, Inc., 7.00%, due 05/01/16	353,727
USD	490,947	CIT Group, Inc., 7.00%, due 05/01/17	495,219

			1,385,143

		U.S. Government — 30.2%
USD	18,252,845	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (b) (c)	19,062,815
USD	30,000,000	U.S. Treasury Note, 2.50%, due 03/31/15	30,963,300

See accompanying notes to the financial statements.	5

GMO Core Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value /
Principal Amount /
Shares		Description	Value ($)
		U.S. Government — continued
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12 (d)	9,971,839
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12 (d)	9,885,009

			69,882,963

		Total United States	80,667,282

		TOTAL DEBT OBLIGATIONS (COST $85,140,960)	87,703,169

		OPTIONS PURCHASED — 0.1%

		Currency Options — 0.1%
AUD	18,200,000	AUD Put/USD Call, Expires 05/12/11, Strike 0.95	97,210

		TOTAL OPTIONS PURCHASED (COST $687,680)	97,210

		MUTUAL FUNDS — 60.0%

		United States — 60.0%
		Affiliated Issuers — 60.0%
	779,088	GMO Emerging Country Debt Fund, Class IV	7,081,912
	7,417,054	GMO Short-Duration Collateral Fund	76,989,022
	93,858	GMO Special Purpose Holding Fund (e)	46,929
	302,828	GMO U.S. Treasury Fund	7,570,707
	2,073,829	GMO World Opportunity Overlay Fund	47,034,438

		Total United States	138,723,008

		TOTAL MUTUAL FUNDS (COST $144,130,874)	138,723,008

		SHORT-TERM INVESTMENTS — 0.6%
		Money Market Funds — 0.2%
	477,651	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	477,651

6	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)

		U.S. Government — 0.4%
USD	1,000,000	U.S. Treasury Bill, 0.14%, due 11/17/11 (b) (f)	998,659

		TOTAL SHORT-TERM INVESTMENTS (COST $1,475,802)	1,476,310

		TOTAL INVESTMENTS — 98.7% (Cost $231,435,316)	227,999,697
		Other Assets and Liabilities (net) — 1.3%	3,106,458

		TOTAL NET ASSETS — 100.0%	$231,106,155

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys †
3/22/11	Deutsche Bank AG	AUD	2,500,000	$2,539,121	$64,996
3/22/11	Citibank N.A.	AUD	2,500,000	2,539,121	27,546
3/29/11	Deutsche Bank AG	CAD	2,200,000	2,263,139	16,704
5/03/11	Citibank N.A.	CHF	900,000	969,210	406
3/01/11	Royal Bank of Scotland PLC	CHF	2,100,000	2,260,252	60,204
5/03/11	Royal Bank of Scotland PLC	CHF	1,100,000	1,184,590	(3,931)
3/01/11	Deutsche Bank AG	CHF	5,300,000	5,704,445	(34,591)
3/08/11	Royal Bank of Scotland PLC	EUR	4,300,000	5,933,339	67,033
3/08/11	Deutsche Bank AG	EUR	800,000	1,103,877	5,557
3/08/11	Citibank N.A.	EUR	7,500,000	10,348,847	276,847
4/05/11	Deutsche Bank AG	GBP	300,000	487,561	10,561
4/05/11	Citibank N.A.	GBP	700,000	1,137,641	10,193
4/05/11	Royal Bank of Scotland PLC	GBP	1,400,000	2,275,283	21,094
3/15/11	Citibank N.A.	JPY	60,000,000	733,509	496
3/15/11	Deutsche Bank AG	JPY	100,800,000	1,232,295	7,988
4/19/11	Deutsche Bank AG	NZD	10,700,000	8,023,125	(146,272)

				$48,735,355	$384,831

See accompanying notes to the financial statements.	7

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Forward Currency Contracts — continued

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

Sales #
3/22/11	Royal Bank of Scotland PLC	AUD	1,500,000	$1,523,473	$(49,603)
3/22/11	Deutsche Bank AG	AUD	1,200,000	1,218,778	(17,434)
3/29/11	Royal Bank of Scotland PLC	CAD	1,600,000	1,645,920	(40,831)
3/29/11	Deutsche Bank AG	CAD	2,700,000	2,777,489	(78,681)
3/01/11	Citibank N.A.	CHF	7,400,000	7,964,697	(543,038)
5/03/11	Deutsche Bank AG	CHF	5,300,000	5,707,570	34,793
3/08/11	Royal Bank of Scotland PLC	EUR	500,000	689,923	(15,078)
3/08/11	Deutsche Bank AG	EUR	2,500,000	3,449,616	(151,552)
4/05/11	Royal Bank of Scotland PLC	GBP	600,000	975,121	(13,195)
4/05/11	Deutsche Bank AG	GBP	300,000	487,561	(256)
3/15/11	Royal Bank of Scotland PLC	JPY	100,000,000	1,222,515	(9,085)
3/15/11	Citibank N.A.	JPY	90,000,000	1,100,263	(6,584)
3/15/11	Deutsche Bank AG	JPY	200,000,000	2,445,030	(16,814)
4/19/11	Royal Bank of Scotland PLC	NZD	5,400,000	4,049,053	(11,507)

				$35,257,009	$(918,865)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)

	Royal Bank of
4/12/11	Scotland PLC	NOK	9,498,710	EUR	1,200,000	$(37,392)
	Royal Bank of
4/26/11	Scotland PLC	SEK	4,378,270	EUR	500,000	85
4/12/11	Deutsche Bank AG	EUR	5,200,000	NOK	40,792,180	96,302
4/26/11	Deutsche Bank AG	EUR	6,700,000	SEK	58,511,000	(25,998)

						$32,997

8	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
52	Canadian Government Bond 10 Yr.	June 2011	$6,435,572	$30,391
40	UK Gilt Long Bond	June 2011	7,587,228	15,246

			$14,022,800	$45,637

Sales
45	Australian Government Bond 10 Yr.	March 2011	$4,756,088	$(51,688)
92	Australian Government Bond 3 Yr.	March 2011	9,598,763	(34,777)
13	Euro BOBL	March 2011	2,102,133	(393)
27	Euro Bund	March 2011	4,624,543	(444)
15	Japanese Government Bond 10 Yr. (TSE)	March 2011	25,586,456	80,485
55	U.S. Treasury Bond 30 Yr. (CBT)	March 2011	6,706,562	182,526
43	U.S. Treasury Note 10 Yr. (CBT)	June 2011	5,119,016	(11,215)
287	U.S. Treasury Note 5 Yr. (CBT)	June 2011	33,561,063	(73,474)
136	U.S. Treasury Note 2 Yr. (CBT)	June 2011	29,688,375	(32,283)

			$121,742,999	$58,737

Written Options

A summary of open written option contracts for the Fund at February 28, 2011 is as follows:

Currency Options

	Principal	Expiration				Market
	Amount	Date		Description	Premiums	Value

Put	18,200,000	05/12/2011	AUD	AUD Put/USD Call, Strike, 0.89	$(358,868)	$(28,592)

See accompanying notes to the financial statements.	9

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Swap Agreements

Credit Default Swaps

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

2,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.30%	0.13%	Prologis	2,000,000	USD	$2,236
2,000,000	USD	6/20/2011	UBS AG	Receive	0.26%	0.12%	ERP Operating LP	2,000,000	USD	1,873
2,000,000	USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	1.77%	SLM Corp.	2,000,000	USD	(82,455)

										$(78,346)

Premiums to (Pay) Receive										$—

∧	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

10	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value

57,900,000	SEK	3/16/2016	Citibank N.A.	(Pay)	2.60%	3 Month SEK STIBOR	$393,488
76,900,000	SEK	3/16/2016	Barclays Bank PLC	(Pay)	2.60%	3 Month SEK STIBOR	522,612
			JPMorgan Chase
200,000	CHF	3/16/2016	Bank, N.A.	Receive	1.30%	6 Month CHF LIBOR	(3,067)
1,400,000	CHF	3/16/2016	Barclays Bank PLC	Receive	1.30%	6 Month CHF LIBOR	(21,465)

							$891,568

Premiums to (Pay) Receive							$(444,085)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value

250,000,000	USD	8/19/2011	Morgan Stanley Capital Services Inc	3 month LIBOR − 0.01%	Barclays Capital Aggregate Total Return Index	$2,107,890

Premiums to (Pay) Receive						$—

As of February 28, 2011, for forward currency contracts, futures contracts, swap agreements, and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
BOBL - Bundesobligationen
CBT - Chicago Board of Trade
CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.
FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA - Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR - London Interbank Offered Rate

See accompanying notes to the financial statements.	11

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.
SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.
TSE - Tokyo Stock Exchange
XL - Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at February 28, 2011, which are subject to change based on the terms of the security.

(a)	Security is backed by the U.S. Government.
(b)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).
(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(e)	Underlying investment represents interests in defaulted claims.
(f)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
USD - United States Dollar

12	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $87,304,442) (Note 2)	$89,276,689
Investments in affiliated issuers, at value (cost $144,130,874) (Notes 2 and 10)	138,723,008
Receivable for investments sold	500,000
Dividends and interest receivable	468,206
Dividends receivable from affiliated issuer	975
Unrealized appreciation on open forward currency contracts (Note 4)	700,805
Receivable for open swap contracts (Note 4)	3,028,099
Receivable for expenses reimbursed by Manager (Note 5)	32,657

Total assets	232,730,439

Liabilities:
Payable for investments purchased	560
Payable to affiliate for (Note 5):
Management fee	43,924
Shareholder service fee	19,385
Trustees and Trust Officers or agents unaffiliated with the Manager	571
Payable to broker for closed futures contracts	34,484
Payable for variation margin on open futures contracts (Note 4)	69,602
Unrealized depreciation on open forward currency contracts (Note 4)	1,201,842
Payable for open swap contracts (Note 4)	106,987
Written options outstanding, at value (premiums $358,868) (Note 4)	28,592
Accrued expenses	118,337

Total liabilities	1,624,284

Net assets	$231,106,155

See accompanying notes to the financial statements.	13

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$416,878,839
Accumulated undistributed net investment income	2,909,781
Accumulated net realized loss	(187,657,688)
Net unrealized depreciation	(1,024,777)

$231,106,155

Net assets attributable to:
Class III shares	$47,772,705

Class IV shares	$183,333,450

Shares outstanding:
Class III	6,581,389

Class IV	25,213,597

Net asset value per share:
Class III	$7.26

Class IV	$7.27

14	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Interest	$3,263,019
Dividends from affiliated issuers (Note 10)	2,459,846
Dividends	25,315

Total investment income	5,748,180

Expenses:
Management fee (Note 5)	786,320
Shareholder service fee – Class III (Note 5)	80,225
Shareholder service fee – Class IV (Note 5)	261,045
Custodian, fund accounting agent and transfer agent fees	168,310
Audit and tax fees	92,031
Legal fees	15,978
Trustees fees and related expenses (Note 5)	7,260
Registration fees	1,380
Miscellaneous	10,717

Total expenses	1,423,266
Fees and expenses reimbursed by Manager (Note 5)	(283,403)
Expense reductions (Note 2)	(34)
Indirectly incurred fees waived or borne by Manager (Note 5)	(45,474)
Shareholder service fee waived (Note 5)	(10,683)

Net expenses	1,083,672

Net investment income (loss)	4,664,508

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(151,623)
Investments in affiliated issuers	(3,166,383)
Realized gains distributions from affiliated issuers (Note 10)	6,442
Futures contracts	3,845,215
Swap contracts	11,448,819
Foreign currency, forward contracts and foreign currency related transactions	1,372,720

Net realized gain (loss)	13,355,190

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,233,547
Investments in affiliated issuers	15,374,896
Futures contracts	(114,652)
Written options	330,276
Swap contracts	678,908
Foreign currency, forward contracts and foreign currency related transactions	(813,010)

Net unrealized gain (loss)	16,689,965

Net realized and unrealized gain (loss)	30,045,155

Net increase (decrease) in net assets resulting from operations	$34,709,663

See accompanying notes to the financial statements.	15

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,664,508	$4,962,892
Net realized gain (loss)	13,355,190	8,917,779
Change in net unrealized appreciation (depreciation)	16,689,965	58,972,164

Net increase (decrease) in net assets from operations	34,709,663	72,852,835

Distributions to shareholders from:
Net investment income
Class III	(3,608,961)	(5,147,569)
Class IV	(18,732,766)	(23,853,558)

Total distributions from net investment income	(22,341,727)	(29,001,127)

Net share transactions (Note 9):
Class III	(10,173,273)	(25,871,935)
Class IV	(103,777,751)	7,038,788

Increase (decrease) in net assets resulting from net share transactions	(113,951,024)	(18,833,147)

Redemption fees (Notes 2 and 9):
Class III	—	16,973
Class IV	—	75,321

Increase in net assets resulting from redemption fees	—	92,294

Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(113,951,024)	(18,740,853)

Total increase (decrease) in net assets	(101,583,088)	25,110,855

Net assets:
Beginning of period	332,689,243	307,578,388

End of period (including accumulated undistributed net investment income of 2,909,781 and distributions in excess of net investment income of $5,812,484, respectively)	$231,106,155	$332,689,243

16	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$7.02		$6.08		$9.42		$10.49		$10.32

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.11		0.05		0.27		0.37		0.43
Net realized and unrealized gain (loss)	0.65		1.51		(2.08)		(0.63)		0.27

Total from investment operations	0.76		1.56		(1.81)		(0.26)		0.70

Less distributions to shareholders:
From net investment income	(0.52)		(0.62)		(1.53)		(0.81)		(0.53)

Total distributions	(0.52)		(0.62)		(1.53)		(0.81)		(0.53)

Net asset value, end of period	$7.26		$7.02		$6.08		$9.42		$10.49

Total Return(b)	10.93%		26.84%		(20.12)%		(2.56)%		6.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$47,773		$55,839		$73,730		$125,506		$187,045
Net operating expenses to average daily net assets(c)	0.39	%(d)	0.38	%(d)	0.39	%(d)	0.39	%(d)	0.39%
Interest expense to average daily net assets	—		0.02	%(e)	—		—		—
Total net expenses to average daily net assets(c)	0.39	%(d)	0.40	%(d)	0.39	%(d)	0.39	%(d)	0.39%
Net investment income (loss) to average daily net assets(a)	1.48%		0.77%		3.20%		3.70%		4.11%
Portfolio turnover rate	46%		58%		22%		44%		72%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.11%		0.09%		0.08%		0.06%		0.06%
Redemption fees consisted of the following per share amounts:†	$—		$0.00	(f)	$0.01		$—		$—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	17

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$7.03		$6.09		$9.44		$10.50		$10.33

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.11		0.12		0.17		0.36		0.45
Net realized and unrealized gain (loss)	0.65		1.45		(1.99)		(0.61)		0.26

Total from investment operations	0.76		1.57		(1.82)		(0.25)		0.71

Less distributions to shareholders:
From net investment income	(0.52)		(0.63)		(1.53)		(0.81)		(0.54)

Total distributions	(0.52)		(0.63)		(1.53)		(0.81)		(0.54)

Net asset value, end of period	$7.27		$7.03		$6.09		$9.44		$10.50

Total Return(b)	10.97%		26.87%		(20.23)%		(2.42)%		6.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$183,333		$276,850		$233,848		$1,017,792		$2,182,618
Net operating expenses to average daily net assets(c)	0.34	%(d)	0.33	%(d)	0.34	%(d)	0.34	%(d)	0.34%
Interest expense to average daily net assets	—		0.02	%(e)	—		—		—
Total net expenses to average daily net assets(c)	0.34	%(d)	0.35	%(d)	0.34	%(d)	0.34	%(d)	0.34%
Net investment income (loss) to average daily net assets(a)	1.48%		1.78%		1.89%		3.60%		4.33%
Portfolio turnover rate	46%		58%		22%		44%		72%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.11%		0.09%		0.08%		0.06%		0.06%
Redemption fees consisted of the following per share amounts:†	$—		$0.00	(f)	$0.01		$—		$—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

18	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Core Plus Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the Barclays Capital U.S. Aggregate Index. The Fund’s investment program has two principal components. One component of the investment program is designed to approximate the return of the Fund’s benchmark. The second component seeks to add value relative to that benchmark by exploiting misvaluations in global markets (e.g., global interest rates, sectors, currencies, credit and emerging country debt markets) beyond those represented in the Fund’s benchmark. As a result, the Fund’s interest rate, sector, credit and currency exposures will differ from those of its benchmark.

The Manager seeks to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or are likely to provide downside protection. The Manager selects investments based on an evaluation of various factors including, but not limited to, fundamental factors such as inflation and current account positions, as well as price-based factors such as interest and exchange rates.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through the GMO funds in which the Fund invests, collectively referred to as the “underlying funds,” or derivatives) at least 80% of its assets in bonds. The term “bond” refers to any fixed income security, which includes (i) obligations of an issuer to make payments of principal and/or interest on future dates, (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option), and (iii) instruments with variable interest payments.

The Fund may implement its investment program by investing in or holding: exchange-traded and over-the-counter (“OTC”) derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); investment-grade bonds denominated in various currencies, including foreign and U.S. government securities, asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund (“SDCF”) (a fund that invests primarily in asset-backed securities); shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to attempt to exploit misvaluations in world interest rates, currencies and credit

19

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

markets); shares of GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets); shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and foreign debt investments); shares of GMO Debt Opportunities Fund (to seek to generate a positive return by investing in a wide variety of U.S. and foreign debt investments without regard to the credit quality of the investment); and shares of GMO U.S. Treasury Fund (for liquidity management purposes). In addition, the Fund may invest in unaffiliated money market funds.

Historically, the Fund has used derivatives and investments in other GMO Funds as the principal means to gain investment exposure. As a result, the Fund has substantial holdings of SDCF (a fund that invests primarily in asset-backed securities) and Overlay Fund (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Because of the deterioration in credit markets that became acute in 2008, the Fund, including through its investment in SDCF and Overlay Fund, currently has and may continue to have material exposure to below investment grade securities. This is in addition to the Fund’s below investment grade emerging country debt investments. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Manager normally seeks to maintain the Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration. The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or at gmo.com. As of February 28, 2011, shares of SDCF, Overlay Fund and GMO Special Purpose Holding Fund (“SPHF”) were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

20

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 9.5% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See Note 4 for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 8.2% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate or U.S. Treasury yield.

22

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
U.S. Government	$30,963,300	$19,062,815	$19,856,848	$69,882,963
Foreign Government Obligations	—	5,712,491	—	5,712,491
Asset-Backed Securities	—	1,535,545	9,187,027	10,722,572
Corporate Debt	—	1,385,143	—	1,385,143

TOTAL DEBT OBLIGATIONS	30,963,300	27,695,994	29,043,875	87,703,169

Options Purchased	—	97,210	—	97,210
Mutual Funds	138,676,079	46,929	—	138,723,008
Short-Term Investments	1,476,310	—	—	1,476,310

Total Investments	171,115,689	27,840,133	29,043,875	227,999,697

Derivatives *
Swap Agreements
Credit Risk	—	4,109	—	4,109
Interest Rate Risk	—	3,023,990	—	3,023,990
Futures Contracts
Interest Rate Risk	308,648	—	—	308,648
Forward Currency Contracts
Foreign Currency Risk	—	700,805	—	700,805

Total	$171,424,337	$31,569,037	$29,043,875	$232,037,249

23

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives *
Written Options
Foreign Currency Risk	$—	$(28,592)	$—	$(28,592)
Swap Agreements
Credit Risk	—	(82,455)	—	(82,455)
Interest Rate Risk	—	(24,532)	—	(24,532)
Futures Contracts
Interest Rate Risk	(204,274)	—	—	(204,274)
Forward Currency Contracts
Foreign Currency Risk	—	(1,201,842)	—	(1,201,842)

Total	$(204,274)	$(1,337,421)	$—	$(1,541,695)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 44.4% and (0.1)% of total net assets, respectively.

24

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balances				Change in				Balances	Investments
	as of	Net	Accrued	Total	Unrealized	Transfers	Transfers		as of	Held as
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of		February 28,	of February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*		2011	2011
Debt Obligations
U.S. Government Agency	$19,347,600	$—	$1,199,178	$—	$(689,930)	$—	$—		19,856,848	$(689,930)
Foreign Government Obligations	—	—	349,815	—	78,622	5,284,054 **	(5,712,491	)**	—	—
Asset-Backed Securities	12,731,231	(4,682,362)	230,781	474,108	467,225	—	(33,956	)**	9,187,027	878,105

Total Debt Obligations	32,078,831	(4,682,362)	1,779,774	474,108	(144,083)	5,284,054	(5,746,447)		29,043,875	188,175

Preferred Stock	900,000	(1,564,100)	—	(574,751)	1,238,851	—	—		—	—
Swap Agreements	(341,027)	(16,279)	—	16,279	262,682	—	78,345	**	—	—

Total	$32,637,804	$(6,262,741)	$1,779,774	$(84,364)	$1,357,450	$5,284,054	$(5,668,102)		$29,043,875	$188,175

*	The Fund recognizes investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

25

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes

26

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate capital loss carryforwards, losses on wash sale transactions, foreign currency transactions, derivative contract transactions, partnership interest tax allocations, differing treatment of accretion and amortization, post-October capital losses, and adjustments for security exchanges.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$22,341,727	$29,001,127

Total distributions	$22,341,727	$29,001,127

27

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$3,060,083
Other Tax Attributes:
Capital loss carryforwards	$(161,834,336)
Post-October capital loss deferral	$(626,389)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards, post-October capital and currency losses and future realized losses, if any, subsequent to February 28, 2011 could be subject to limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

February 28, 2014	$(34,693,380)
February 28, 2015	(2,795,728)
February 29, 2016	(33,008,915)
February 28, 2017	(74,050,257)
February 28, 2018	(17,147,333)
February 28, 2019	(138,723)

Total	$(161,834,336)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$256,942,042	$3,811,688	$(32,754,033)	$(28,942,345)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S.

28

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of the shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are indirectly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of

29

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset backed and other fixed income securities.

30

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, accredited investors, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of

31

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

32

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

33

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

34

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests, adjust against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts

35

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to adjust exposure to certain markets and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2011, the Fund purchased option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2011, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales

36

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal			Principal
	Amount	Number		Amount	Number
	of Contracts	of Contracts	Premiums	of Contracts	of Contracts	Premiums

Outstanding, beginning of year	—	—	$—	—	—	$—
Options written	(18,200,000)	—	(358,868)	—	—	—
Options exercised
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	(18,200,000)	—	$(358,868)	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

37

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

38

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments at value (purchased options)	$—	$97,210	$—	$—	$—	$97,210
Unrealized appreciation on futures contracts *	308,648	—	—	—	—	308,648
Unrealized appreciation on forward currency contracts	—	700,805	—	—	—	700,805
Unrealized appreciation on swap agreements	3,023,990	—	4,109	—	—	3,028,099

Total	$3,332,638	$798,015	$4,109	$—	$—	$4,134,762

39

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  Fair values of derivative instruments on the Statement of Assets and Liabilities as of February 28, 2011∧: — continued

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Liabilities:
Unrealized depreciation on futures contracts *	$(204,274)	$—	$—	$—	$—	$(204,274)
Unrealized depreciation on forward currency contracts	—	(1,201,842)	—	—	—	(1,201,842)
Unrealized appreciation on written options	—	(28,592)	—	—	—	(28,592)
Unrealized depreciation on swap agreements	(24,532)	—	(82,455)	—	—	(106,987)

Total	$(228,806)	$(1,230,434)	$(82,455)	$—	$—	$(1,541,695)

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Futures contracts	$3,845,215	$—	$—	$—	$—	$3,845,215
Forward currency contracts	—	1,328,946	—	—	—	1,328,946
Swap contracts	11,432,540	—	16,279	—	—	11,448,819

Total	$15,277,755	$1,328,946	$16,279	$—	$—	$16,622,980

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$(590,470)	$—	$—	$—	$(590,470)
Futures contracts	(114,652)	—	—	—	—	(114,652)
Forward currency contracts	—	(813,072)	—	—	—	(813,072)
Written Options	—	330,276	—	—	—	330,276
Swap contracts	416,227	—	262,681	—	—	678,908

Total	$301,575	$(1,073,266)	$262,681	$—	$—	$(509,010)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

40

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), principal amounts (options) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Forward
	currency	Futures	Swap
	contracts	contracts	agreements	Options

Average amount outstanding	$142,905,281	$119,559,578	$307,997,467	$12,118,165

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager has contractually agreed through at least June 30, 2011 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class IV shares; provided, however, that the amount of this waiver will not exceed the respective Class’s shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.25% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in other GMO Funds (excluding those Funds’ Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

41

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $7,260 and $2,437, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
0.019%	0.004%	0.010%	0.034%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 were as follows:

	Purchases	Sales

U.S. Government securities	$49,093,913	$22,485,235
Investments (non-U.S. Government securities)	90,447,387	193,992,736

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 89.69% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

42

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, 0.05% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 26.78% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	436,418	$3,104,427	8,422	$55,888
Shares issued to shareholders in reinvestment of distributions	38,131	277,484	143,966	944,061
Shares repurchased	(1,850,226)	(13,555,184)	(4,319,478)	(26,871,884)
Redemption fees	—	—	—	16,973

Net increase (decrease)	(1,375,677)	$(10,173,273)	(4,167,090)	$(25,854,962)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class IV:	Shares	Amount	Shares	Amount

Shares sold	1,318,105	$9,642,493	735,754	$4,833,902
Shares issued to shareholders in reinvestment of distributions	2,573,711	18,732,766	1,212,971	8,296,723
Shares repurchased	(18,067,031)	(132,153,010)	(938,917)	(6,091,837)
Redemption fees	—	—	—	75,721

Net increase (decrease)	(14,175,215)	$(103,777,751)	1,009,808	$7,114,109

43

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Emerging Country Debt Fund, Class IV	$13,942,458	$1,026,056	$9,300,000	$1,026,056	$—	$—	$7,081,912
GMO Short-Duration Collateral Fund	111,107,471	—	—	1,356,581	—	40,904,510	76,989,022
GMO Special Purpose Holding Fund	51,622	—	—	—	—	—	46,929
GMO U.S. Treasury Fund	72,662,938	88,533,651	153,625,000	77,209	6,442	—	7,570,707
GMO World Opportunity Overlay Fund	67,319,816	200,000	24,500,000	—	—	—	47,034,438

Totals	$265,084,305	$89,759,707	$187,425,000	$2,459,846	$6,442	$40,904,510	$138,723,008

44

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Core Plus Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

45

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

46

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.41%	$1,000.00	$1,023.70	$2.06
2) Hypothetical	0.41%	$1,000.00	$1,022.76	$2.06

Class IV

1) Actual	0.35%	$1,000.00	$1,022.80	$1.76
2) Hypothetical	0.35%	$1,000.00	$1,023.06	$1.76

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

47

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2011, $2,831,405 or if determined to be different, the qualified interest income of such year.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 7.96% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

48

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

49

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

50

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

51

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

52

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Currency Hedged International Bond Fund returned +7.4% for the fiscal year ended February 28, 2011, as compared with +1.3% for the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan).

The Fund’s investment exposures were achieved directly and indirectly through investment in underlying GMO Trust mutual funds, including GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed the benchmark during the fiscal year by 6.0%. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund were the largest positive contributors for the fiscal year, followed by positive contributions from developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps), exposure to emerging country debt via ECDF, and developed markets currency selection (primarily through currency forwards and options).

Approximately 5.2% of the outperformance derived from asset-backed securities held indirectly in SDCF and Overlay Fund. Asset-backed security spreads tightened and pricing and liquidity conditions in securitized credit markets improved during the fiscal year. SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 55 downgraded securities, and Overlay Fund had 35, representing 11% and 10% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 52% of SDCF’s portfolio was rated AAA, and 72% of Overlay Fund’s was rated AAA.

Developed markets interest-rate positioning also contributed positively to performance. Positive contributions from euro zone, Canadian, Swedish, and U.S. positions more than offset losses from Swiss, U.K., and Australian positions. Within the euro zone, strategy underweights in Italy and Spain relative to Germany contributed positively. These underweights were achieved directly.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from both security and country selection within ECDF. In developed markets currency selection, Australian dollar, Swedish krona, Norwegian krone, and Japanese yen positions drove gains, though this performance was offset somewhat by Swiss franc, Canadian dollar, euro, pound sterling, and opportunistic positions.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Currency Hedged International Bond Fund Class III Shares and the
J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com http://www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

*	J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) + represents the J.P. Morgan Non-U.S. Government Bond Index (Hedged) prior to December 31, 2003 and the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) thereafter.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	91.2%
Short-Term Investments	12.2
Options Purchased	0.4
Loan Participations	0.2
Loan Assignments	0.1
Rights and Warrants	0.0 ∧
Promissory Notes	0.0 ∧
Written Options	(0.0)
Futures Contracts	(0.7)
Forward Currency Contracts	(1.3)
Reverse Repurchase Agreements	(1.4)
Swap Agreements	(1.7)
Other	1.0

100.0%

∧	Rounds to 0.0%
*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

Country / Region Summary**	% of Investments
Euro Region***	87.8%
United Kingdom	24.5
Canada	10.4
United States	5.5
Emerging****	4.2
Norway	0.0 ∧
New Zealand	0.0 ∧
Switzerland	(2.6)
Sweden	(7.3)
Australia	(8.5)
Japan	(14.0)

100.0%

∧	Rounds to 0.0%
**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table is based on duration adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (directly and indirectly). Duration is based on the Manager’s models. The greater the duration of a bond,

1

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Investments Concentration — (Continued)
Summary February 28, 2011 (Unaudited)

the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and negative) are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.
***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.
****	The “Emerging” exposure is associated only with investments in GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Russia, Argentina, Brazil, Philippines, Mexico, Venezuela, Colombia, Ukraine, Turkey, and Indonesia. Additional information about the fund’s emerging country exposure is available in the financial statements of GMO Emerging Country Debt Fund.

2

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 30.4%

		Canada — 2.9%
		Foreign Government Obligations — 2.9%
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,091,503

		France — 4.9%
		Foreign Government Obligations — 4.9%
EUR	2,500,000	Government of France, 4.00%, due 10/25/38	3,445,390

		Germany — 5.6%
		Foreign Government Obligations — 5.6%
EUR	2,500,000	Republic of Deutschland, 4.75%, due 07/04/34 (a)	4,007,374

		Italy — 4.3%
		Foreign Government Obligations — 4.3%
EUR	2,700,000	Republic of Italy, 4.00%, due 02/01/37	3,021,751

		Spain — 2.4%
		Foreign Government Obligations — 2.4%
EUR	1,500,000	Government of Spain, 4.70%, due 07/30/41	1,698,953

		United Kingdom — 4.7%
		Foreign Government Obligations — 4.7%
GBP	2,000,000	United Kingdom Gilt, 3.75%, due 09/07/19	3,301,368

		United States — 5.6%
		U.S. Government — 5.6%
USD	3,780,175	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (a) (b)	3,947,920

		TOTAL DEBT OBLIGATIONS (COST $20,670,518)	21,514,259

See accompanying notes to the financial statements.	3

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares /
Principal Amount		Description	Value ($)

		MUTUAL FUNDS — 69.5%

		United States — 69.5%
		Affiliated Issuers — 69.5%
	229,817	GMO Emerging Country Debt Fund, Class IV	2,089,035
	2,683,050	GMO Short-Duration Collateral Fund	27,850,062
	5,496	GMO Special Purpose Holding Fund (c)	2,748
	200,353	GMO U.S. Treasury Fund	5,008,836
	628,548	GMO World Opportunity Overlay Fund	14,255,462

			49,206,143

		Total United States	49,206,143

		TOTAL MUTUAL FUNDS (COST $50,484,130)	49,206,143

		OPTIONS PURCHASED — 0.1%

		Currency Options — 0.1%
AUD	8,000,000	AUD Put/USD Call, Expires 05/12/11, Strike 0.95	42,730

		TOTAL OPTIONS PURCHASED (COST $302,277)	42,730

		SHORT-TERM INVESTMENTS — 1.7%

		Money Market Funds — 0.8%
	589,786	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	589,786

		U.S. Government — 0.9%
	625,000	U.S. Treasury Bill, 0.19%, due 11/17/11 (a) (d)	624,162

		TOTAL SHORT-TERM INVESTMENTS (COST $1,213,642)	1,213,948

		TOTAL INVESTMENTS — 101.7% (Cost $72,670,567)	71,977,080
		Other Assets and Liabilities (net) — (1.7%)	(1,178,009)

		TOTAL NET ASSETS — 100.0%	$70,799,071

4	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys †
3/22/11	Citibank N.A.	AUD	900,000	$914,084	$9,917
3/22/11	Deutsche Bank AG	AUD	800,000	812,519	20,799
3/29/11	Deutsche Bank AG	CAD	700,000	720,090	6,185
3/01/11	Deutsche Bank AG	CHF	1,600,000	1,722,097	(10,443)
3/01/11	Royal Bank of Scotland PLC	CHF	700,000	753,417	18,308
5/03/11	Citibank N.A.	CHF	300,000	323,070	135
5/03/11	Royal Bank of Scotland PLC	CHF	300,000	323,070	(1,072)
3/08/11	Citibank N.A.	EUR	2,400,000	3,311,631	90,223
3/08/11	Deutsche Bank AG	EUR	500,000	689,923	7,895
3/08/11	Royal Bank of Scotland PLC	EUR	1,400,000	1,931,785	20,897
4/05/11	Citibank N.A.	GBP	200,000	325,040	2,912
4/05/11	Royal Bank of Scotland PLC	GBP	400,000	650,081	6,027
3/15/11	Citibank N.A.	JPY	20,000,000	244,503	166
3/15/11	Deutsche Bank AG	JPY	34,800,000	425,435	2,900
4/19/11	Deutsche Bank AG	NZD	3,300,000	2,474,421	(45,112)

				$15,621,166	$129,737

Sales #
3/22/11	Deutsche Bank AG	AUD	400,000	$406,259	$(5,811)
3/22/11	Royal Bank of Scotland PLC	AUD	500,000	507,824	(16,534)
3/29/11	Deutsche Bank AG	CAD	3,000,000	3,086,099	(93,711)
3/29/11	Royal Bank of Scotland PLC	CAD	400,000	411,480	(10,208)
3/01/11	Citibank N.A.	CHF	2,300,000	2,475,514	(168,294)
5/03/11	Deutsche Bank AG	CHF	1,600,000	1,723,040	10,503
3/08/11	Deutsche Bank AG	EUR	10,100,000	13,936,447	(625,556)
3/08/11	Royal Bank of Scotland PLC	EUR	200,000	275,969	(6,031)
4/05/11	Deutsche Bank AG	GBP	2,100,000	3,412,924	(70,489)
4/05/11	Royal Bank of Scotland PLC	GBP	100,000	162,520	(2,199)
3/15/11	Citibank N.A.	JPY	30,000,000	366,755	(2,195)
3/15/11	Deutsche Bank AG	JPY	60,000,000	733,509	(5,044)
3/15/11	Royal Bank of Scotland PLC	JPY	30,000,000	366,755	(2,725)
4/19/11	Royal Bank of Scotland PLC	NZD	1,600,000	1,199,720	(3,336)

				$29,064,815	$(1,001,630)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.	5

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Forward Cross Currency Contracts

						Net Unrealized
Settlement				Receive/In		Appreciation
Date	Counterparty	Deliver/Units of Currency		Exchange For		(Depreciation)

4/12/11	Deutsche Bank AG	EUR	1,600,000	NOK	12,551,440	$29,632
	Royal Bank of
4/12/11	Scotland PLC	NOK	3,168,068	EUR	400,000	(12,790)
4/26/11	Deutsche Bank AG	EUR	2,100,000	SEK	18,340,500	(7,955)
	Royal Bank of
4/26/11	Scotland PLC	SEK	1,751,308	EUR	200,000	34

						$8,921

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
23	Canadian Government Bond 10 Yr.	June 2011	$2,837,740	$15,493
46	Euro Bund	March 2011	7,885,990	(25,286)
8	U.S. Treasury Bond 30 Yr. (CBT)	March 2011	975,500	(16,711)
13	U.S. Treasury Note 5 Yr. (CBT)	June 2011	1,520,188	2,297
67	UK Gilt Long Bond	June 2011	12,715,263	32,163

			$25,934,681	$7,956

Sales
19	Australian Government Bond 3 Yr.	March 2011	$1,982,646	$(7,685)
9	Australian Government Bond 10 Yr.	March 2011	951,358	(10,214)
20	Euro BOBL	March 2011	3,236,981	(4,459)
5	Japanese Government Bond 10 Yr. (TSE)	March 2011	8,515,807	26,828
5	U.S. Treasury Note 10 Yr. (CBT)	June 2011	595,234	(1,304)

			$15,282,026	$3,166

6	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Written Options

A summary of open written option contracts for the Fund at February 28, 2011 is as follows:

	Principal	Expiration			Market
	Amount	Date	Description	Premiums	Value

Put AUD	8,000,000	05/12/2011	AUD Put/USD Call, Strike 0.89	$(157,744)	$(12,568)

Swap Agreements

Credit Default Swaps

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.55%	Republic of Italy	NA		$(214,039)
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.84%	Republic of Italy	20,000,000	USD	(178,935)

										$(392,974)

Premiums to (Pay) Receive										$—

∧	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent

See accompanying notes to the financial statements.	7

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value

30,000,000	EUR	5/20/2013	Deutsche Bank AG	Receive	1.79%	6 Month EUR LIBOR	$(384,927)
19,900,000	SEK	3/16/2016	Citibank N.A.	(Pay)	2.60%	3 Month SEK STIBOR	135,240
13,700,000	SEK	3/16/2016	Barclays Bank PLC	(Pay)	2.60%	3 Month SEK STIBOR	93,105
500,000	CHF	3/16/2016	Barclays Bank PLC	Receive	1.30%	6 Month CHF LIBOR	(7,666)

							$(164,248)

Premiums to (Pay) Receive							$(139,600)

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2011, for forward currency contracts, futures contracts, swap agreements, written options, and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen
CBT - Chicago Board of Trade
CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.
EUR LIBOR - London Interbank Offered Rate denominated in Euros.
SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.
TSE - Tokyo Stock Exchange

(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and written options, if any (Note 4).
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).
(c)	Underlying investment represents interests in defaulted claims.
(d)	Rate shown represents yield-to-maturity.

8	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
USD - United States Dollar

See accompanying notes to the financial statements.	9

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $22,186,437) (Note 2)	$22,770,937
Investments in affiliated issuers, at value (cost $50,484,130) (Notes 2 and 10)	49,206,143
Dividends and interest receivable	329,928
Unrealized appreciation on open forward currency contracts (Note 4)	226,533
Receivable for variation margin on open futures contracts (Note 4)	269,983
Receivable for open swap contracts (Note 4)	228,345
Receivable for expenses reimbursed by Manager (Note 5)	23,486

Total assets	73,055,355

Liabilities:
Payable for investments purchased	428
Payable to affiliate for (Note 5):
Management fee	13,494
Shareholder service fee	8,097
Trustees and Trust Officers or agents unaffiliated with the Manager	218
Payable to broker for closed futures contracts	267,425
Unrealized depreciation on open forward currency contracts (Note 4)	1,089,505
Payable for open swap contracts (Note 4)	785,567
Written options outstanding, at value (premiums $157,744) (Note 4)	12,568
Accrued expenses	78,982

Total liabilities	2,256,284

Net assets	$70,799,071

Net assets consist of:
Paid-in capital	$88,805,920
Accumulated undistributed net investment income	899,953
Accumulated net realized loss	(16,814,790)
Net unrealized depreciation	(2,092,012)

$70,799,071

Net assets attributable to:
Class III shares	$70,799,071

Shares outstanding:
Class III	8,655,221

Net asset value per share:
Class III	$8.18

10	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Interest	$1,210,188
Dividends from affiliated issuers (Note 10)	1,088,965
Dividends from unaffiliated issuers	232

Total investment income	2,299,385

Expenses:
Management fee (Note 5)	317,038
Shareholder service fee – Class III (Note 5)	190,223
Custodian, fund accounting agent and transfer agent fees	97,213
Audit and tax fees	72,705
Legal fees	7,081
Trustees fees and related expenses (Note 5)	3,206
Registration fees	2,629
Miscellaneous	12,749

Total expenses	702,844
Fees and expenses reimbursed by Manager (Note 5)	(190,101)
Expense reductions (Note 2)	(9)
Indirectly incurred fees waived or borne by Manager (Note 5)	(17,180)
Shareholder service fee waived (Note 5)	(5,599)

Net expenses	489,955

Net investment income (loss)	1,809,430

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	973,965
Investments in affiliated issuers	(5,760,850)
Realized gains distributions from affiliated issuers (Note 10)	1,770
Futures contracts	3,736,162
Swap contracts	468,513
Foreign currency, forward contracts and foreign currency related transactions	648,363

Net realized gain (loss)	67,923

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(53,127)
Investments in affiliated issuers	11,568,146
Futures contracts	(628,200)
Written options	145,176
Swap contracts	(983,872)
Foreign currency, forward contracts and foreign currency related transactions	(1,304,434)

Net unrealized gain (loss)	8,743,689

Net realized and unrealized gain (loss)	8,811,612

Net increase (decrease) in net assets resulting from operations	$10,621,042

See accompanying notes to the financial statements.	11

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,809,430	$1,550,734
Net realized gain (loss)	67,923	760,571
Change in net unrealized appreciation (depreciation)	8,743,689	23,482,671

Net increase (decrease) in net assets from operations	10,621,042	25,793,976

Distributions to shareholders from:
Net investment income
Class III	(6,700,944)	(7,460,660)
Return of capital
Class III	—	(1,339,340)

	(6,700,944)	(8,800,000)

Net share transactions (Note 9):
Class III	(70,421,683)	(6,882,359)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	107,884

Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(70,421,683)	(6,774,475)

Total increase (decrease) in net assets	(66,501,585)	10,219,501

Net assets:
Beginning of period	137,300,656	127,081,155

End of period (including accumulated undistributed net investment income of $899,953 and distributions in excess of net investment income of $23,919,312, respectively)	$70,799,071	$137,300,656

12	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011			2010		2009		2008		2007

Net asset value, beginning of period	$7.98			$7.00		$8.79		$9.21		$9.04

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.12			0.09		0.26		0.33		0.17
Net realized and unrealized gain (loss)	0.47			1.39		(1.49)		(0.62)		0.15

Total from investment operations	0.59			1.48		(1.23)		(0.29)		0.32

Less distributions to shareholders:
From net investment income	(0.39)			(0.42)		(0.56)		(0.01)		—
From net realized gains	—			—		—		—		(0.14)
Return of capital	—			(0.08)		—		(0.12)		(0.01)

Total distributions	(0.39)			(0.50)		(0.56)		(0.13)		(0.15)

Net asset value, end of period	$8.18			$7.98		$7.00		$8.79		$9.21

Total Return(b)	7.35%			22.19%		(13.93)%		(3.08)%		3.58%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$70,799			$137,301		$127,081		$155,952		$274,422
Net expenses to average daily net assets(c)	0.39		%(d)	0.39	%(d)	0.39	%(d)	0.38	%(d)	0.39%
Net investment income (loss) to average daily net assets(a)	1.43%			1.19%		3.24%		3.62%		1.93%
Portfolio turnover rate	51%			31%		28%		55%		25%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.17%			0.12%		0.13%		0.09%		0.06%
Redemption fees consisted of the following per share amounts (Note 2):†	$—	(f	)	$0.01		$0.00	(e)	$—		$—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Redemption fees were less than $0.01 per share.
(f)	There were no redemption fees during the period.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	13

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Currency Hedged International Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan). The Fund seeks to add value relative to its benchmark by exploiting misvaluations in global interest rates, sectors, currencies, credit and emerging country debt markets. As a result, the Fund’s interest rate, sector, credit and currency exposures will differ from those of its benchmark.

The Manager seeks to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or are likely to provide downside protection. The Manager selects investments based on an evaluation of various factors including, but not limited to, fundamental factors such as inflation and current account positions, as well as price-based factors such as interest and exchange rates.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through the GMO Funds in which the Fund invests, collectively referred to as the “underlying funds”, or derivatives) at least 80% of its assets in bonds. The term “bond” refers to any fixed income security, which includes (i) obligations of an issuer to make payments of principal and/or interest on future dates, (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option), and (iii) instruments with variable interest payments.

The Fund may implement its investment program by investing in or holding: exchange-traded and over-the-counter (“OTC”) derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); investment-grade bonds denominated in various currencies, including foreign and U.S. government securities, asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund (“SDCF”) (a fund that invests primarily in U.S. asset-backed securities); shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to attempt to exploit misvaluations in world interest rates, currencies and credit markets); shares of GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets); shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in

14

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and foreign debt investments); shares of GMO Debt Opportunities Fund (to seek to generate a positive return by investing in a wide variety of U.S. and foreign debt investments without regard to the credit quality of the investment); and shares of GMO U.S. Treasury Fund (for liquidity management purposes). In addition, the Fund may invest in unaffiliated money market funds. The Fund generally attempts to hedge at least 75% of its net foreign currency exposure into U.S. dollars.

Historically, the Fund has used derivatives and investments in other GMO Funds as the principal means to gain investment exposure. As a result, the Fund has substantial holdings of SDCF and Overlay Fund (a fund that invests in U.S. asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Because of the deterioration in credit markets that became acute in 2008, the Fund, including through its investment in SDCF and Overlay Fund, currently has and may continue to have material exposure to below investment grade U.S. securities. This is in addition to the Fund’s below investment grade emerging country debt investments. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Manager normally seeks to maintain the Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration. The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of August 31, 2010, shares of SDCF, GMO Special Purpose Holding Fund (“SPHF”) and Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or

15

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See Note 4 for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.5% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions,

16

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

(b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
U.S. Government	$—	$3,947,920	$—	$3,947,920
Foreign Government Obligations	—	17,566,339	—	17,566,339

TOTAL DEBT OBLIGATIONS	—	21,514,259	—	21,514,259

Mutual Funds	49,203,395	2,748	—	49,206,143
Options Purchased	—	42,730	—	42,730
Short-Term Investments	1,213,948	—	—	1,213,948

Total Investments	50,417,343	21,559,737	—	71,977,080

Derivatives *
Forward Currency Contracts
Foreign Currency Risk	—	226,533	—	226,533

17

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Futures Contracts
Interest Rate Risk	$76,781	$—	$—	$76,781
Swap Agreements
Interest Rate Risk	—	228,345	—	228,345

Total	$50,494,124	$22,014,615	$—	$72,508,739

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,089,505)	$—	$(1,089,505)
Futures Contracts
Interest Rate Risk	(65,659)	—	—	(65,659)
Swap Agreements
Credit Risk	—	(392,974)	—	(392,974)
Interest Rate Risk	—	(392,593)	—	(392,593)
Written Options
Foreign Currency Risk	—	(12,568)	—	(12,568)

Total	$(65,659)	$(1,887,640)	$—	$(1,953,299)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the

18

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 35.7% and (0.1)% of total net assets, respectively.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
									Investments
	Balances				Change in			Balances	Still Held
	as of	Net	Accrued	Total	Unrealized	Transfers	Transfers	as of	as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of	February 28,	February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3 *	Level 3 *	2011	2011
Swap Agreements	$23,924	$145,600	$—	$(145,600)	$(416,898)	$—	$392,974 **	$—	$—

Total	$23,924	$145,600	$—	$(145,600)	$(416,898)	$—	$392,974	$—	$—

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an

19

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an

20

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, partnership interest tax allocations, losses on wash sale transactions, foreign currency transactions, derivative contract transactions, distribution character reclassifications and post-October capital losses.

21

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$6,700,944	$7,460,660
Tax return of capital	—	1,339,340

Total distributions	$6,700,944	$8,800,000

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, certain other tax attributes consisted of the following:

Capital loss carryforwards	$(5,078,205)
Post-October capital loss deferral	$(4,468,208)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(1,749,220)
February 28, 2018	(3,328,985)

Total	$(5,078,205)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$79,913,547	$1,142,821	$(9,079,288)	$(7,936,467)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S.

22

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any

23

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters
SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make

24

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Currency Risk (risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service

25

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the

26

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically

27

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In

28

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 28, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to adjust interest-rate exposure and enhance the

29

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2011, the Fund used purchased option contracts to adjust interest rate exposure, to adjust exposure to currencies and otherwise manage currency exchange rate risk. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2011, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

30

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For the year ended February 28, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal			Principal
	Amount	Number		Amount	Number
	of Contracts	of Contracts	Premiums	of Contracts	of Contracts	Premiums

Outstanding, beginning of year	—	—	$—	$—	—	$—
Options written	(8,000,000)	—	(157,744)	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options bought back	—	—	—	—	—	—

Outstanding, end of year	(8,000,000)	—	$(157,744)	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

31

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility

32

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (purchased options)	$—	$42,730	$—	$—	$—	$42,730
Unrealized appreciation on futures contracts*	76,781	—	—	—	—	76,781
Unrealized appreciation on forward currency contracts	—	226,533	—	—	—	226,533
Unrealized appreciation on swap agreements	228,345	—	—	—	—	228,345

Total	$305,126	$269,263	$—	$—	$—	$574,389

33

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  Fair values of derivative instruments on the Statement of Assets and Liabilities as of
  February 28, 2011∧: — continued

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Liabilities:
Written options outstanding	$—	$(12,568)	$—	$—	$—	$(12,568)
Unrealized depreciation on futures contracts*	(65,659)	—	—	—	—	(65,659)
Unrealized depreciation on forward currency contracts	—	(1,089,505)	—	—	—	(1,089,505)
Unrealized depreciation on swap agreements	(392,593)	—	(392,974)	—	—	(785,567)

Total	$(458,252)	$(1,102,073)	$(392,974)	$—	$—	$(1,953,299)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

		Foreign
	Interest rate	currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$490,381	$—	$—	$—	$490,381
Forwards contracts	—	404,147	—	—	—	404,147
Futures contracts	3,736,162	—	—	—	—	3,736,162
Swap agreements	—	—	468,513	—	—	468,513

Total	$3,736,162	$894,528	$468,513	$—	$—	$5,099,203

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$(538,103)	$—	$—	$—	$(538,103)
Written options	—	145,176	—	—	—	145,176
Futures contracts	(628,200)	—	—	—	—	(628,200)
Forward currency contracts	—	(1,328,531)	—	—	—	(1,328,531)
Swap agreements	(566,974)	—	(416,898)	—	—	(983,872)

Total	$(1,195,174)	$(1,721,458)	$(416,898)	$—	$—	$(3,333,530)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

34

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Forward
	currency	Futures
	contracts	contracts	Swap agreements	Options

Average amount outstanding	$90,082,931	$80,457,077	$132,002,574	$12,006,069

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan underwhich the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, an other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager has contractually agreed through at least June 30, 2011 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2011 to the extent the Fund’s total annual operating expenses (excluding “Excluded Fund Fees and Expenses”, as defined below) exceed 0.25% of the Fund’s average daily net assets. Excluded Fund Fees and Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, “Excluded Fund Fees and Expenses”). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2011 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF’s Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying funds) by the Fund through its (direct or indirect) investment in GMO U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund’s average daily net assets.

35

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ending February 28, 2011 was $3,206 and $1,039, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
0.017%	0.004%	0.011%	0.032%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 were as follows:

	Purchases	Sales

U.S. Government securities	$3,928,894	$3,897,357
Investments (non-U.S. Government securities)	57,724,912	107,013,113

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 99.60% of the outstanding shares of the Fund was held by one shareholder.

36

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, 0.03% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 99.60% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	6,521	$52,298	1,015	$7,425
Shares issued to shareholders in reinvestment of distributions	814,210	6,700,944	1,976	14,179
Shares repurchased	(9,377,297)	(77,174,925)	(952,161)	(6,903,963)
Redemption fees	—	—	—	107,884

Net increase (decrease)	(8,556,566)	$(70,421,683)	(949,170)	$(6,774,475)

37

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions		Value,
	beginning of		Sales	Dividend	of Realized	Return of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Emerging Country Debt Fund, Class III	$4,905,670	$176,405	$5,698,138	$176,406	$—	$—	$—
GMO Emerging Country Debt Fund, Class IV	—	4,823,730	2,700,000	175,592	—	—	2,089,035
GMO Short-Duration Collateral Fund	64,898,691	—	19,000,000	719,181	—	21,685,228	27,850,062
GMO Special Purpose Holding Fund	3,023	—	—	—	—	—	2,748
GMO U.S. Treasury Fund	8,291,499	41,219,556	44,500,000	17,786	1,770	—	5,008,836
GMO World Opportunity Overlay Fund	27,663,640	1,400,000	16,400,000	—	—	—	14,255,462

Totals	$105,762,523	$47,619,691	$88,298,138	$1,088,965	$1,770	$21,685,228	$49,206,143

38

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

39

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

40

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.42%	$1,000.00	$976.80	$2.06
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

41

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 3.64% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

42

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

			Principal	Number of
			Occupation(s)	Portfolios in
Name and	Position(s)	Length of	During Past	Fund Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

43

Independent Trustees: — (Continued)

			Principal	Number of
			Occupation(s)	Portfolios in
Name and	Position(s)	Length of	During Past	Fund Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

			Principal	Number of
			Occupation(s)	Portfolios in	Other
Name and	Position(s)	Length of	During Past	Fund Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

44

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division while the overall management and strategic direction of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Currency Hedged International Equity Fund returned +14.2% for the fiscal year ended February 28, 2011, as compared with +13.1% for the MSCI EAFE Index (Hedged).

The Fund was approximately evenly allocated between Class IV shares of GMO International Intrinsic Value Fund, which returned +21.0%, and Class IV shares of GMO International Growth Equity Fund, which returned +22.6% during the period. The Fund outperformed as these two underlying Funds each outperformed their respective style benchmarks.

Currency hedging reduced the Fund’s absolute returns since foreign currencies generally appreciated relative to the U.S. dollar. In U.S. dollar terms, the unhedged MSCI EAFE Index returned +20.0% during the period, 6.9% more than the hedged benchmark.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Currency Hedged International Equity Fund Class III Shares
and the MSCI EAFE Index (Hedged)
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.1%
Short-Term Investments	4.4
Preferred Stocks	1.0
Futures Contracts	0.1
Rights and Warrants	0.0 ∧
Forward Currency Contracts	(2.3)
Other	0.7

100.0%

Country / Region Summary**	% of Investments
Japan	22.3%
United Kingdom	22.2
France	9.7
Germany	8.9
Switzerland	7.0
Italy	5.0
Sweden	4.8
Singapore	3.4
Denmark	2.5
Hong Kong	2.2
Canada	2.1
Netherlands	2.0
Spain	1.6
Australia	1.4
Finland	1.1
Belgium	1.0
Austria	0.6
Greece	0.6
Ireland	0.6
Norway	0.5
Israel	0.3
New Zealand	0.2
Portugal	0.0 ∧

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
**	The table above shows indirect country exposure associated with investments in underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes exposure through forward currency contracts. The Fund attempts to hedge at least 70% of the foreign currency exposure in the underlying fund’s holdings relative to the U.S. Dollar. Therefore, the Fund’s currency exposures will be different than the country exposures noted above.
∧	Rounds to 0.0%.

1

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value		Description	Value ($)
		MUTUAL FUNDS — 99.3%

		United States — 99.3%
		Affiliated Issuers
	10,184,911	GMO International Growth Equity Fund, Class IV	243,215,675
	10,457,938	GMO International Intrinsic Value Fund, Class IV	243,669,947

		TOTAL MUTUAL FUNDS (COST $425,988,426)	486,885,622

		SHORT-TERM INVESTMENTS — 2.9%

		Time Deposits — 2.9%
USD	8,122,337	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 03/01/11	8,122,337
USD	2,000,000	Citibank (New York) Time Deposit, 0.03%, due 03/01/11	2,000,000
USD	2,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/11	2,000,000
USD	2,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 03/01/11	2,000,000
CAD	16	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.23%, due 03/01/11	15

		TOTAL SHORT-TERM INVESTMENTS (COST $14,122,352)	14,122,352

		TOTAL INVESTMENTS — 102.2% (COST $440,110,778)	501,007,974
		Other Assets and Liabilities (net) — (2.2%)	(10,961,342)

		TOTAL NET ASSETS — 100.0%	$490,046,632

2	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys †
4/20/11	JPMorgan Chase Bank, N.A.	HKD	8,163,023	$1,048,673	$472
4/20/11	State Street Bank and Trust and Company	HKD	14,301,597	1,837,273	1,523

				$2,885,946	$1,995

Sales #
4/20/11	Bank of America, N.A.	AUD	8,730,409	$8,833,246	$(153,167)
4/20/11	Barclays Bank PLC	AUD	6,901,572	6,982,867	(120,012)
4/20/11	JPMorgan Chase Bank, N.A.	AUD	7,728,572	7,819,608	(141,658)
4/20/11	Morgan Stanley Capital Services Inc.	AUD	7,514,591	7,603,106	(131,424)
4/20/11	Royal Bank of Scotland PLC	AUD	7,453,000	7,540,790	(135,265)
4/20/11	State Street Bank and Trust and Company	AUD	7,388,000	7,475,024	(131,352)
4/20/11	Bank of America, N.A.	CAD	2,372,750	2,439,595	(42,597)
4/20/11	Barclays Bank PLC	CAD	4,517,000	4,644,252	(79,482)
4/20/11	Royal Bank of Scotland PLC	CAD	3,477,249	3,575,210	(61,325)
4/20/11	State Street Bank and Trust and Company	CAD	3,703,000	3,807,321	(63,664)
4/20/11	Bank of New York Mellon	CHF	9,320,000	10,035,696	(425,467)
4/20/11	Barclays Bank PLC	CHF	7,669,967	8,258,954	(355,683)
4/20/11	Brown Brothers Harriman & Co.	CHF	6,184,000	6,658,878	(287,430)
4/20/11	Deutsche Bank AG	CHF	7,194,000	7,746,437	(351,973)
4/20/11	JPMorgan Chase Bank, N.A.	CHF	9,566,000	10,300,586	(448,735)
4/20/11	Morgan Stanley Capital Services Inc.	CHF	1,725,000	1,857,465	(87,583)
4/20/11	State Street Bank and Trust and Company	CHF	7,164,000	7,714,133	(329,252)
4/20/11	Bank of New York Mellon	DKK	55,163,000	10,205,567	(232,686)
4/20/11	Brown Brothers Harriman & Co.	DKK	20,467,155	3,786,577	(90,543)
4/20/11	JPMorgan Chase Bank, N.A.	DKK	18,116,000	3,351,595	(89,038)

See accompanying notes to the financial statements.	3

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Forward Currency Contracts — continued

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

4/20/11	Morgan Stanley Capital Services Inc.	DKK	29,512,000	$5,459,941	$(133,966)
4/20/11	State Street Bank and Trust and Company	DKK	16,476,000	3,048,183	(72,726)
4/20/11	Bank of New York Mellon	EUR	18,220,967	25,128,486	(570,631)
4/20/11	Barclays Bank PLC	EUR	5,985,005	8,253,904	(184,847)
4/20/11	Brown Brothers Harriman & Co.	EUR	5,289,215	7,294,342	(172,414)
4/20/11	JPMorgan Chase Bank, N.A.	EUR	28,835,122	39,766,439	(984,411)
4/20/11	Morgan Stanley Capital Services Inc.	EUR	2,419,001	3,336,038	(79,329)
4/20/11	Royal Bank of Scotland PLC	EUR	4,343,142	5,989,615	(145,909)
4/20/11	State Street Bank and Trust and Company	EUR	14,757,242	20,351,673	(492,262)
4/20/11	Bank of America, N.A.	GBP	8,632,000	14,026,193	(194,087)
4/20/11	Bank of New York Mellon	GBP	8,641,000	14,040,818	(224,464)
4/20/11	Barclays Bank PLC	GBP	11,365,670	18,468,152	(284,785)
4/20/11	Deutsche Bank AG	GBP	5,927,268	9,631,257	(160,372)
4/20/11	JPMorgan Chase Bank, N.A.	GBP	9,463,732	15,377,680	(244,633)
4/20/11	Morgan Stanley Capital Services Inc.	GBP	8,234,000	13,379,481	(223,665)
4/20/11	Royal Bank of Scotland PLC	GBP	5,640,000	9,164,473	(144,178)
4/20/11	Bank of America, N.A.	JPY	1,549,079,206	18,942,570	(339,325)
4/20/11	Bank of New York Mellon	JPY	769,207,836	9,406,087	(177,734)
4/20/11	Brown Brothers Harriman & Co.	JPY	707,928,023	8,656,740	(158,307)
4/20/11	JPMorgan Chase Bank, N.A.	JPY	716,618,562	8,763,011	(161,128)
4/20/11	Morgan Stanley Capital Services Inc.	JPY	2,272,180,990	27,784,860	(514,095)
4/20/11	State Street Bank and Trust and Company	JPY	2,158,021,445	26,388,885	(488,639)
4/20/11	Bank of America, N.A.	NOK	3,340,774	594,955	(25,705)
4/20/11	Barclays Bank PLC	NOK	52,934,000	9,426,956	(395,084)
4/20/11	Brown Brothers Harriman & Co.	NOK	16,407,750	2,922,038	(122,606)

4	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Forward Currency Contracts — continued

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

4/20/11	Morgan Stanley Capital Services Inc.	NOK	27,468,000	$4,891,745	$(210,617)
4/20/11	JPMorgan Chase Bank, N.A.	NZD	1,299,000	973,834	3,014
4/20/11	Morgan Stanley Capital Services Inc.	NZD	4,050,000	3,036,203	10,689
4/20/11	State Street Bank and Trust and Company	NZD	3,181,000	2,384,731	8,399
4/20/11	Brown Brothers Harriman & Co.	SEK	40,815,000	6,428,326	(166,052)
4/20/11	Deutsche Bank AG	SEK	819,886	129,131	(3,509)
4/20/11	State Street Bank and Trust and Company	SEK	3,724,121	586,546	(15,244)
4/20/11	Brown Brothers Harriman & Co.	SGD	500,227	393,438	(3,173)
4/20/11	Deutsche Bank AG	SGD	1,078,344	848,139	(6,583)

				$475,911,777	$(10,836,714)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

See accompanying notes to the financial statements.	5

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $14,122,352) (Note 2)	$14,122,352
Investments in affiliated issuers, at value (cost $425,988,426) (Notes 2 and 10)	486,885,622
Receivable for Fund shares sold	1,000
Unrealized appreciation on open forward currency contracts (Note 4)	24,097
Receivable for expenses reimbursed by Manager (Note 5)	253,826

Total assets	501,286,897

Liabilities:
Payable to affiliate for (Note 5):
Management fee	203,358
Shareholder service fee	56,489
Trustees and Trust Officers or agents unaffiliated with the Manager	1,108
Unrealized depreciation on open forward currency contracts (Note 4)	10,858,816
Accrued expenses	120,494

Total liabilities	11,240,265

Net assets	$490,046,632

Net assets consist of:
Paid-in capital	$441,233,069
Accumulated undistributed net investment income	10,207,805
Accumulated net realized loss	(11,456,719)
Net unrealized appreciation	50,062,477

$490,046,632

Net assets attributable to:
Class III shares	$490,046,632

Shares outstanding:
Class III	20,324,432

Net asset value per share:
Class III	$24.11

6	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$4,757,677
Interest	2,686

Total investment income	4,760,363

Expenses:
Management fee (Note 5)	1,788,494
Shareholder service fee — Class III (Note 5)	496,804
Custodian and fund accounting agent fees	112,932
Audit and tax fees	64,559
Transfer agent fees	27,536
Registration fees	18,602
Legal fees	15,540
Trustees fees and related expenses (Note 5)	6,887
Miscellaneous	13,021

Total expenses	2,544,375
Fees and expenses reimbursed by Manager (Note 5)	(250,067)
Indirectly incurred fees waived or borne by Manager (Note 5)	(1,611,561)
Shareholder service fee waived (Note 5)	(290,081)

Net expenses	392,666

Net investment income (loss)	4,367,697

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	2,746,601
Foreign currency, forward contracts and foreign currency related transactions	(23,461,736)

Net realized gain (loss)	(20,715,135)

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	60,184,680
Foreign currency, forward contracts and foreign currency related transactions	(10,895,920)

Net unrealized gain (loss)	49,288,760

Net realized and unrealized gain (loss)	28,573,625

Net increase (decrease) in net assets resulting from operations	$32,941,322

See accompanying notes to the financial statements.	7

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,367,697	$902,826
Net realized gain (loss)	(20,715,135)	(13,368,507)
Change in net unrealized appreciation (depreciation)	49,288,760	19,958,116

Net increase (decrease) in net assets from operations	32,941,322	7,492,435

Distributions to shareholders from:
Net investment income
Class III	—	(2,756,296)

Net share transactions (Note 9):
Class III	431,710,108	(4,758,078)

Total increase (decrease) in net assets	464,651,430	(21,939)

Net assets:
Beginning of period	25,395,202	25,417,141

End of period (including accumulated undistributed net investment income of $10,207,805 and distributions in excess of net investment income of $57,047, respectively)	$490,046,632	$25,395,202

8	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011(a)	2010(a)		2009(a)		2008(a)		2007(a)

Net asset value, beginning of period	$21.12	$18.08		$42.56		$59.60		$72.56

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.30	0.64		1.20		0.24		0.80
Net realized and unrealized gain (loss)	2.69	4.40		(12.80)		(2.32)		9.36

Total from investment operations	2.99	5.04		(11.60)		(2.08)		10.16

Less distributions to shareholders:
From net investment income	—	(2.00	)(c)	(1.60)		—		(0.96)
From net realized gains	—	—		(11.28)		(14.96)		(22.16)

Total distributions	—	(2.00)		(12.88)		(14.96)		(23.12)

Net asset value, end of period	$24.11	$21.12		$18.08		$42.56		$59.60

Total Return(d)	14.16%	29.15%		(35.57)%		(6.75)%		15.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$490,047	$25,395		$25,417		$30,273		$227,096
Net expenses to average daily net assets(e)	0.12%	0.11%		0.11	%(f)	0.08	%(f)	0.07%
Net investment income (loss) to average daily net assets(b)	1.32%	3.25%		3.96%		0.42%		1.23%
Portfolio turnover rate	32%	15%		17%		11%		18%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(g)	0.65%	1.16%		1.24%		0.71%		0.68%

(a)	Per share amounts were adjusted to reflect a 1:8 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	Distributions from net investment income include amounts (approximately $2.00 per share for 2010) from foreign currency transactions which are treated as realized capital gain for book purposes.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	9

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Currency Hedged International Equity Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged). The Fund is a fund of funds and invests primarily in other GMO Funds. The Fund may invest in GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Equity Fund, GMO International Small Companies Fund, and GMO Flexible Equities Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may invest in securities directly, rather than through the underlying funds. Under normal circumstances, the Fund invests directly and indirectly (through investment in the underlying funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

The Manager uses multi-year forecasts of relative value and risk among major sectors in the international equity markets (e.g., large-cap value, large-cap growth, large-cap core, small- and mid-cap value and small- and mid-cap growth) to select the underlying funds and decide how much to invest in each. The Manager shifts investments among the underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Manager assesses the currency exposure of the underlying funds’ holdings and then attempts to hedge at least 70% of that exposure relative to the U.S. dollar through the use of currency forwards and other derivatives. While the Fund’s benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The Fund may invest in unaffiliated money market funds, and the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund also may lend its portfolio securities. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

On October 5, 2010, the Fund’s Board of Trustees approved a one for eight reverse stock split for the Fund. The reverse stock split was effective as of November 15, 2010. The reverse stock split did not result in a change to the value of the shareholder account balances.

10

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or visiting GMO’s website at www.gmo.com.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the discretion of the Trustees of the Trust represented less than 0.1% of net assets. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value those foreign securities (including futures, derivatives and other securities whose values are based on indices comprised of such securities) as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, those foreign equity securities and foreign index futures contracts representing 93.8% and 0.2%, respectively, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities

11

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

(as defined below) as Level 2. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

12

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds
United States	$486,885,622	$—	$—	$486,885,622

TOTAL MUTUAL FUNDS	486,885,622	—	—	486,885,622

Short-Term Investments	14,122,352	—	—	14,122,352

Total Investments	501,007,974	—	—	501,007,974

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	24,097	—	24,097

Total	$501,007,974	$24,097	$—	$501,032,071

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(10,858,816)	$—	$(10,858,816)

Total	$—	$(10,858,816)	$—	$(10,858,816)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

13

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were less than 0.1% of total net assets.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of

14

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, and net operating losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$—	$2,756,296

Total distributions	$—	$2,756,296

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed net long-term capital gain	2,299,447
Tax Attributes:
Capital loss carryforwards	$(6,392,893)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(6,392,893)

Total	$(6,392,893)

15

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$447,474,051	$53,533,923	$—	$53,533,923

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may

16

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or underlying fund were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The risk to the Fund of using derivatives is particularly pronounced because the Fund often uses currency forwards and other derivatives for hedging purposes.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing

17

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying fund); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including

18

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a

19

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the

20

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to hedge foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of

21

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset

22

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in

23

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Unrealized appreciation on forward currency contracts	$—	$24,097	$—	$—	$—	$24,097

Total	$—	$24,097	$—	$—	$—	$24,097

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(10,858,816)	$—	$—	$—	$(10,858,816)

Total	$—	$(10,858,816)	$—	$—	$—	$(10,858,816)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

24

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Forward currency contracts	$—	$(23,337,512)	$—	$—	$—	$(23,337,512)

Total	$—	$(23,337,512)	$—	$—	$—	$(23,337,512)

Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$(10,895,920)	$—	$—	$—	$(10,895,920)

Total	$—	$(10,895,920)	$—	$—	$—	$(10,895,920)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (forward currency contracts) outstanding at each month-end, was as follows for the year ended February 28, 2011:

Forward
currency
contracts

Average amount outstanding	$392,628,233

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager contractually agreed through at least June 30, 2011 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.54% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions,

25

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in other GMO Funds (excluding those Funds’ Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $6,887 and $1,999, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder	Indirect Shareholder
service fees)	Service Fees	Total Indirect Expenses
0.491%	0.088%	0.579%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $499,387,678 and $100,610,000, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

26

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

8.	Principal shareholders and related parties

As of February 28, 2011, 93.55% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. One of the shareholders is another fund of the Trust.

As of February 28, 2011, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.99% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares*	Amount	Shares*	Amount

Shares sold	24,851,257	$559,719,467	—	$—
Shares issued to shareholders in reinvestment of distributions	—	—	148,506	2,756,270
Shares repurchased	(5,727,242)	(128,009,359)	(354,475)	(7,514,348)

Net increase (decrease)	19,124,015	$431,710,108	(205,969)	$(4,758,078)

*	Shares were adjusted to reflect a 1:8 reverse stock split effective November 15, 2010.

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO International Growth Equity Fund, Class IV	$12,603,325	$250,197,510	$51,415,000	$2,007,509	$—	$243,215,675
GMO International Intrinsic Value Fund, Class IV	12,573,339	249,190,168	49,195,000	2,750,168	—	243,669,947

Totals	$25,176,664	$499,387,678	$100,610,000	$4,757,677	$—	$486,885,622

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

28

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

29

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.70%	$1,000.00	$1,150.30	$3.73
2) Hypothetical	0.70%	$1,000.00	$1,021.32	$3.51

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

30

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

31

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

32

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

33

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

34

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

GMO Developed World Stock Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Developed World Stock Fund
(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Developed World Stock Fund returned +21.4% for the fiscal year ended February 28, 2011, as compared with +21.7% for the MSCI World Index. The Fund was invested substantially in global equity securities throughout the period.

Stock selection had a positive impact on performance relative to the benchmark. Holdings in U.S. technology company Apple Inc. and U.K. oil company Royal Dutch Shell were among the most significant contributors to relative returns. Major detractors included holdings in U.S. pharmaceuticals Johnson & Johnson and Merck & Co.

Sector selection had a negative impact on performance relative to the benchmark. The Fund’s focus on high quality companies resulted in an overweight to Health Care, which underperformed, and underweight to Materials, which outperformed. These positions detracted from relative performance.

Country selection had a small negative impact on relative performance. This was mainly from overweights to Japan and Italy, which both underperformed.

Currency selection had a negative impact on relative performance as the impact from an underweight in the Australian dollar outweighed the value added from an overweight in the Swedish krone.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Developed World Stock Fund Class III Shares and the MSCI World Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Developed World Stock Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.2%
Mutual Funds	2.9
Preferred Stocks	0.6
Short-Term Investments	0.6
Futures Contracts	0.1
Forward Currency Contracts	0.0	∧
Rights and Warrants	0.0	∧
Other	0.6

	100.0%

∧	Rounds to 0.0%

Country Summary	% of Investments*
United States	48.2%
United Kingdom	12.7
Japan	11.4
France	6.3
Germany	6.3
Italy	5.9
Singapore	2.8
Canada	1.5
Sweden	1.5
Switzerland	0.9
Ireland	0.5
Netherlands	0.5
Spain	0.5
Hong Kong	0.4
Belgium	0.2
Denmark	0.2
Australia	0.1
Greece	0.1

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments, if any. The table excludes exposure through forward currency contracts. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO Developed World Stock Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Industry Group Summary	% of Equity Investments**
Energy	12.9%
Pharmaceuticals, Biotechnology & Life Sciences	12.2
Capital Goods	9.8
Banks	6.5
Technology Hardware & Equipment	5.9
Software & Services	5.6
Materials	5.6
Food, Beverage & Tobacco	5.0
Automobiles & Components	4.5
Insurance	4.0
Telecommunication Services	3.9
Utilities	3.4
Transportation	2.9
Health Care Equipment & Services	2.5
Retailing	2.3
Food & Staples Retailing	2.3
Consumer Durables & Apparel	1.9
Real Estate	1.9
Consumer Services	1.7
Diversified Financials	1.7
Media	1.6
Semiconductors & Semiconductor Equipment	1.0
Household & Personal Products	0.8
Commercial & Professional Services	0.1

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 95.2%

	Australia — 0.8%
29,579	Commonwealth Bank of Australia	1,607,841
9,715	Rio Tinto Ltd	848,272
304,006	Telstra Corp Ltd	865,644

	Total Australia	3,321,757

	Belgium — 0.2%
150,823	Dexia SA *	658,922

	Canada — 1.4%
14,000	Bank of Nova Scotia	864,598
18,800	Barrick Gold Corp	992,295
12,900	Canadian Pacific Railway Ltd	875,535
46,700	EnCana Corp	1,517,972
53,200	Husky Energy Inc	1,641,093

	Total Canada	5,891,493

	Denmark — 0.2%
7,982	Novo-Nordisk A/S Class B	1,006,070

	France — 6.2%
98	APERAM *	4,052
46,045	AXA	967,361
57,045	BNP Paribas	4,452,089
23,667	Bouygues SA	1,093,220
9,337	Casino Guichard-Perrachon SA	914,287
33,466	CNP Assurances	742,598
9,490	Compagnie de Saint-Gobain	566,827
9,788	GDF Suez	397,006
6,350	Lafarge SA	385,754
7,388	LVMH Moet Hennessy Louis Vuitton SA	1,165,174
24,387	Peugeot SA *	976,782
5,320	PPR	807,131
26,274	Renault SA *	1,611,190

See accompanying notes to the financial statements.	3

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	France — continued
53,158	Sanofi-Aventis	3,675,765
3,695	Schneider Electric SA	612,014
26,635	Societe Generale	1,872,859
65,220	Total SA	3,997,987
2,561	Vallourec SA	265,876
41,828	Vivendi SA	1,192,133

	Total France	25,700,105

	Germany — 4.1%
19,303	Allianz SE (Registered)	2,787,550
11,024	BASF AG	919,181
13,728	Bayerische Motoren Werke AG	1,115,297
23,310	Daimler AG (Registered) *	1,647,298
18,055	Deutsche Lufthansa AG (Registered) *	369,899
70,105	E.ON AG	2,302,586
10,117	Hannover Rueckversicherung AG (Registered)	589,581
65,627	Infineon Technologies AG	720,946
4,190	K+S AG	323,900
4,641	Lanxess AG	345,819
3,832	Linde AG	585,644
3,844	MAN SE	489,908
5,834	Metro AG	427,432
7,936	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,326,868
16,701	RWE AG	1,129,389
6,150	Salzgitter AG	511,779
27,028	Suedzucker AG	743,846
3,145	Volkswagen AG	478,413

	Total Germany	16,815,336

	Greece — 0.1%
60,902	National Bank of Greece SA *	566,206

4	See accompanying notes to the financial statements.

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Hong Kong — 0.4%
39,500	CLP Holdings Ltd	321,733
86,237	Esprit Holdings Ltd	424,444
58,500	Power Assets Holdings Ltd	382,432
24,000	Sun Hung Kai Properties Ltd	390,039

	Total Hong Kong	1,518,648

	Ireland — 0.5%
92,476	CRH Plc	2,138,547

	Italy — 4.6%
677,146	Enel SPA	4,035,300
270,797	ENI SPA	6,602,727
24,707	Fiat SPA	229,444
64,090	Finmeccanica SPA	802,400
69,050	Mediaset SPA	444,537
64,471	Mediobanca SPA	682,544
154,164	Parmalat SPA	472,664
20,294	Saipem SPA	1,025,220
856,402	Telecom Italia SPA	1,337,034
803,741	Telecom Italia SPA-Di RISP	1,063,796
927,292	UniCredit SPA	2,385,745

	Total Italy	19,081,411

	Japan — 10.9%
6,600	Astellas Pharma Inc	259,519
152,000	Cosmo Oil Co Ltd	552,140
5,800	Fanuc Ltd	906,013
3,400	Fast Retailing Co Ltd	533,816
33,000	Fuji Heavy Industries Ltd	284,363
182,000	Hitachi Ltd	1,107,729
55,600	Honda Motor Co Ltd	2,426,505
96	INPEX Corp	674,580
155,000	Itochu Corp	1,611,857
381,520	JX Holdings Inc	2,687,609

See accompanying notes to the financial statements.	5

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
142,000	Kawasaki Kisen Kaisha Ltd	621,455
251	KDDI Corp	1,630,010
16,800	Komatsu Ltd	515,402
173,000	Marubeni Corp	1,327,869
238,000	Mazda Motor Corp	616,381
89,000	Mitsubishi Chemical Holdings Corp	652,703
30,500	Mitsubishi Corp	848,579
48,800	Mitsui & Co Ltd	892,062
96,000	Mitsui OSK Lines Ltd	638,352
234,300	Mizuho Financial Group Inc	482,969
12,100	Murata Manufacturing Co Ltd	902,040
1,600	Nintendo Co Ltd	470,537
61,300	Nippon Telegraph & Telephone Corp	2,998,666
205,000	Nippon Yusen KK	906,669
275,800	Nissan Motor Co Ltd	2,833,873
7,000	Nitto Denko Corp	424,484
117	NTT Data Corp	418,150
391	NTT Docomo Inc	734,523
13,760	ORIX Corp	1,549,675
176,100	Resona Holdings Inc	962,047
71,000	Ricoh Company Ltd	947,347
13,600	Sankyo Co Ltd	770,283
69,800	Showa Shell Sekiyu KK	633,212
11,600	SoftBank Corp	476,923
385,800	Sojitz Corp	870,109
168,000	Sumitomo Corp	2,496,010
216,000	Taisei Corp	512,357
7,000	Taisho Pharmaceutical Co Ltd	153,383
47,000	Takeda Pharmaceutical Co Ltd	2,341,538
62,000	TonenGeneral Sekiyu KK	732,160
52,500	Toyota Motor Corp	2,453,189
53,400	Toyota Tsusho Corp	1,013,999

	Total Japan	44,871,087

6	See accompanying notes to the financial statements.

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Netherlands — 0.5%
113,400	ING Groep NV *	1,422,549
8,678	Koninklijke DSM NV	509,775

	Total Netherlands	1,932,324

	Singapore — 2.3%
704,000	Genting Singapore Plc *	1,060,079
3,349,000	Golden Agri-Resources Ltd	1,717,791
136,000	Keppel Corp Ltd	1,208,517
391,000	Neptune Orient Lines Ltd *	633,449
161,818	Noble Group Ltd	262,494
233,000	Oversea-Chinese Banking Corp Ltd	1,691,461
187,000	Sembcorp Industries Ltd	703,225
107,200	Singapore Airlines Ltd	1,151,119
393,600	Singapore Telecommunications	921,776

	Total Singapore	9,349,911

	Spain — 1.0%
74,618	Banco Bilbao Vizcaya Argentaria SA	919,857
130,241	Banco Santander SA	1,603,494
19,889	Gas Natural SDG SA	339,821
41,056	Repsol YPF SA	1,378,208

	Total Spain	4,241,380

	Sweden — 1.5%
19,617	Assa Abloy AB Class B	549,398
37,787	Atlas Copco AB Class A	950,067
23,579	Boliden AB	504,186
30,863	Sandvik AB	592,342
19,604	SKF AB Class B	547,153
60,986	Svenska Cellulosa AB Class B	1,007,885
82,296	Swedbank AB Class A *	1,450,062
27,736	Volvo AB Class B *	480,046

	Total Sweden	6,081,139

See accompanying notes to the financial statements.	7

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Switzerland — 0.9%
10,947	Compagnie Financiere Richemont SA Class A	626,431
31,825	Novartis AG (Registered)	1,788,458
620	Swisscom AG (Registered)	273,738
1,613	Synthes Inc	221,448
2,926	Zurich Financial Services AG	849,955

	Total Switzerland	3,760,030

	United Kingdom — 11.4%
34,677	3i Group Plc	176,049
29,984	Antofagasta Plc	686,686
82,185	ARM Holdings Plc	821,216
68,050	AstraZeneca Plc	3,329,844
250,994	Aviva Plc	1,905,158
165,467	BAE Systems Plc	884,867
338,583	Barclays Plc	1,757,123
16,490	BHP Billiton Plc	653,654
314,774	BP Plc	2,537,604
670,179	BT Group Plc	1,990,588
5,954	Carnival Plc	266,166
69,902	Compass Group Plc	628,990
173,388	GlaxoSmithKline Plc	3,328,427
77,904	Home Retail Group Plc	279,537
8,632	Kazakhmys Plc	202,897
601,774	Legal & General Group Plc	1,162,583
676,437	Lloyds Banking Group Plc *	683,112
88,644	Marks & Spencer Group Plc	499,113
11,252	Next Plc	361,427
659,852	Old Mutual Plc	1,411,840
2,396	Randgold Resources Ltd *	194,033
27,402	Rio Tinto Plc	1,929,557
30,739	Rolls–Royce Group Plc *	308,530
1,927,009	Royal Bank of Scotland Group Plc *	1,413,514
10,973	Royal Dutch Shell Plc A Shares (Amsterdam)	395,025
192,970	Royal Dutch Shell Plc A Shares (London)	6,941,679

8	See accompanying notes to the financial statements.

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
138,667	Royal Dutch Shell Plc B Shares (London)	4,957,113
44,132	Scottish & Southern Energy Plc	888,809
21,133	Standard Chartered Plc	558,943
1,154,782	Vodafone Group Plc	3,278,536
28,797	Wolseley Plc *	1,002,665
45,320	WPP Plc	623,711
29,669	Xstrata Plc	678,563

	Total United Kingdom	46,737,559

	United States — 48.2%
37,500	3M Co.	3,458,625
77,300	Abbott Laboratories	3,718,130
53,200	Accenture Plc.-Class A	2,738,736
11,100	ACE, Ltd.	702,075
2,900	Affiliated Managers Group, Inc. *	309,575
31,400	Allstate Corp. (The)	997,892
11,100	Altera Corp.	464,646
76,400	Altria Group, Inc.	1,938,268
13,500	AMDOCS Ltd. *	402,840
18,900	Ameren Corp.	528,444
22,100	American International Group, Inc. *	819,026
13,600	Ameriprise Financial, Inc.	861,152
42,800	Annaly Capital Management, Inc. REIT	767,404
35,400	Apple, Inc. *	12,503,634
10,400	Assurant, Inc.	422,552
47,500	Automatic Data Processing, Inc.	2,375,000
1,800	AutoZone, Inc. *	464,310
5,600	AvalonBay Communities, Inc. REIT	677,768
6,700	Baker Hughes, Inc.	476,035
25,900	Baxter International, Inc.	1,376,585
14,800	Becton, Dickinson and Co.	1,184,000
12,300	Best Buy Co., Inc.	396,552
9,600	Boston Properties, Inc. REIT	920,832
23,500	Bristol–Myers Squibb Co.	606,535

See accompanying notes to the financial statements.	9

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United States — continued
14,400	Broadcom Corp.-Class A	593,568
7,300	C.R. Bard, Inc.	713,648
15,600	Capital One Financial Corp.	776,412
21,200	Caterpillar, Inc.	2,182,116
22,200	CenterPoint Energy, Inc.	352,092
21,100	Chevron Corp.	2,189,125
15,900	CH Robinson Worldwide, Inc.	1,151,001
4,600	Cimarex Energy Co.	534,198
46,200	Cisco Systems, Inc. *	857,472
6,500	CIT Group, Inc. *	281,580
33,000	Coach, Inc.	1,812,360
128,800	Coca–Cola Co. (The)	8,232,896
15,600	Cognizant Technology Solutions Corp.-Class A *	1,199,172
20,900	Computer Sciences Corp.	1,005,917
5,200	Concho Resources Inc. *	553,904
60,153	ConocoPhillips	4,684,114
8,300	CSX Corp.	619,678
8,800	Cummins, Inc.	889,856
10,200	Danaher Corp.	516,120
12,000	Deere & Co.	1,081,800
28,200	Discover Financial Services	613,350
13,300	DTE Energy Co.	626,164
20,800	Duke Energy Corp.	374,192
31,700	E.I. du Pont de Nemours & Co.	1,739,379
5,500	Eaton Corp.	609,290
25,000	Ecolab, Inc.	1,216,000
64,700	Eli Lilly & Co.	2,236,032
14,500	Emerson Electric Co.	865,070
12,500	Equity Residential REIT	688,875
20,900	Expeditors International of Washington, Inc.	999,020
10,200	FLIR Systems, Inc.	329,460
6,100	FMC Technologies, Inc. *	573,705
85,900	Ford Motor Co. *	1,292,795
17,200	Forest Laboratories, Inc. *	557,280

10	See accompanying notes to the financial statements.

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United States — continued
21,000	Freeport–McMoRan Copper & Gold, Inc.	1,111,950
59,200	General Electric Co.	1,238,464
28,800	General Dynamics Corp.	2,192,256
9,300	Genuine Parts Co.	490,017
14,300	Google, Inc.-Class A *	8,771,620
12,900	HCP, Inc. REIT	490,200
33,000	Home Depot, Inc.	1,236,510
8,200	Honeywell International, Inc.	474,862
17,600	Hospitality Properties Trust REIT	404,800
50,400	Host Hotels & Resorts, Inc. REIT	927,360
63,800	Intel Corp.	1,369,786
3,200	IntercontinentalExchange, Inc. *	410,240
15,900	Intuit, Inc. *	836,022
229,400	Johnson & Johnson	14,094,336
39,500	Kimberly–Clark Corp.	2,603,050
31,100	Las Vegas Sands Corp. *	1,450,504
11,600	Limited Brands, Inc.	371,432
4,100	Lubrizol Corp.	446,367
7,200	M&T Bank Corp.	633,960
41,000	Macy’s, Inc.	979,900
37,800	Marathon Oil Corp.	1,874,880
11,300	Marriott International, Inc.-Class A	443,073
16,400	McDonald’s Corp.	1,241,152
47,100	Medtronic, Inc.	1,880,232
193,200	Merck & Co., Inc.	6,292,524
12,500	National Oilwell Varco, Inc.	994,625
14,000	NetApp, Inc. *	723,240
2,200	Netflix, Inc. *	454,674
6,500	Newfield Exploration Co. *	473,135
14,000	Newmont Mining Corp.	773,780
28,200	Nike, Inc.-Class B	2,510,646
37,200	NiSource, Inc.	712,752
10,600	Nordstrom, Inc.	479,756
9,400	Norfolk Southern Corp.	616,452

See accompanying notes to the financial statements.	11

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United States — continued
29,600	Oracle Corp.	973,840
45,800	Paychex, Inc.	1,540,254
8,000	Peabody Energy Corp.	523,920
28,900	Pepco Holdings, Inc.	541,297
88,600	PepsiCo, Inc.	5,619,012
242,073	Pfizer, Inc.	4,657,485
18,900	Philip Morris International, Inc.	1,186,542
6,600	Pinnacle West Capital Corp.	278,718
12,500	PNC Financial Services Group, Inc.	771,250
6,300	PPG Industries, Inc.	556,794
3,400	Praxair, Inc.	337,892
1,000	Priceline.com Inc. *	453,880
6,600	Public Storage REIT	740,850
75,200	Qualcomm, Inc.	4,480,416
12,100	Rockwell Collins, Inc.	779,724
19,100	RR Donnelley & Sons Co.	355,642
10,500	Sigma–Aldrich Corp.	670,845
19,700	Southern Copper Corp.	833,704
27,700	Southwest Airlines Co.	327,691
24,800	Starbucks Corp.	817,904
7,500	Starwood Hotels & Resorts Worldwide, Inc.	458,250
24,100	Stryker Corp.	1,524,566
9,400	St Jude Medical, Inc. *	450,072
7,800	Sunoco, Inc.	326,508
27,442	Supervalu, Inc.	236,824
42,900	Sysco Corp.	1,192,191
13,500	Teradata Corp. *	645,570
6,300	Time Warner Cable, Inc.	454,734
12,100	Time Warner, Inc.	462,220
14,200	TJX Cos. (The), Inc.	708,154
7,700	Torchmark Corp.	502,425
9,000	Travelers Cos. (The), Inc.	539,370
20,700	Tyco Electronics Ltd.	746,028
15,700	Union Pacific Corp.	1,497,937
13,500	United Parcel Service, Inc.-Class B	996,300

12	See accompanying notes to the financial statements.

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United States — continued
24,215	UnitedHealth Group, Inc.	1,031,075
23,700	United Technologies Corp.	1,979,898
53,900	Valero Energy Corp.	1,518,902
5,800	Varian Medical Systems, Inc. *	401,824
7,300	Ventas, Inc. REIT	404,566
6,000	VF Corp.	574,020
17,000	Viacom, Inc.-Class B	759,220
16,800	Virgin Media, Inc.	457,632
7,200	Visa, Inc.-Class A	525,960
4,400	VMware, Inc. *	368,060
10,500	Vornado Realty Trust REIT	979,965
43,200	Walt Disney Co. (The)	1,889,568
117,900	Wal–Mart Stores, Inc.	6,128,442
14,400	WellPoint, Inc. *	957,168
11,000	Western Digital Corp. *	336,380
49,300	Xerox Corp.	529,975
9,000	Yum! Brands, Inc.	452,970

	Total United States	198,547,248

	TOTAL COMMON STOCKS (COST $352,722,671)	392,219,173

	PREFERRED STOCKS — 0.6%

	Germany — 0.6%
9,637	Henkel AG & Co KGaA 1.61%	580,649
11,430	Porsche Automobil Holding SE 0.17%	910,589
6,292	Volkswagen AG 1.87%	1,069,985

	Total Germany	2,561,223

	TOTAL PREFERRED STOCKS (COST $1,963,500)	2,561,223

	RIGHTS AND WARRANTS — 0.0%

	United States — 0.0%
6,727	American International Group, Inc., Warrants, Strike 45.00, Expires 01/19/21 *	78,033

	TOTAL RIGHTS AND WARRANTS (COST $125,109)	78,033

See accompanying notes to the financial statements.	13

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value		Description	Value ($)

		MUTUAL FUNDS — 2.9%

		United States — 2.9%
		Affiliated Issuers
	476,920	GMO U.S. Treasury Fund	11,923,000

		TOTAL MUTUAL FUNDS (COST $11,923,000)	11,923,000

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
AUD	10,005	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.84%, due 03/01/11	10,187
CAD	18,716	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.23%, due 03/01/11	19,264
CHF	33,334	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	35,878
DKK	55,970	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/11	10,359
GBP	14,954	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 03/01/11	24,310
HKD	77,772	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	9,986
JPY	1,809,080	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	22,114
NOK	58,743	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.97%, due 03/01/11	10,489
SEK	64,344	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.54%, due 03/01/11	10,159
SGD	12,758	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	10,032
EUR	14,412	Citibank (New York) Time Deposit, 0.12%, due 03/01/11	19,888
USD	2,167,718	Citibank (New York) Time Deposit, 0.03%, due 03/01/11	2,167,718

		Total Time Deposits	2,350,384

		TOTAL SHORT-TERM INVESTMENTS (COST $2,350,384)	2,350,384

		TOTAL INVESTMENTS — 99.3% (Cost $369,084,664)	409,131,813
		Other Assets and Liabilities (net) — 0.7%	2,769,365

		TOTAL NET ASSETS — 100.0%	$411,901,178

14	See accompanying notes to the financial statements.

GMO Developed World Stock Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement		Deliver/	Units of		Appreciation
Date	Counterparty	Receive	Currency	Value	(Depreciation)

Buys †
4/20/11	Barclays Bank PLC	CAD	3,146,071	$3,234,702	$55,359
4/20/11	Bank of America, N.A.	CHF	3,575,237	3,849,784	162,000
4/20/11	Royal Bank of Scotland PLC	CHF	2,160,310	2,326,203	98,250
4/20/11	Brown Brothers Harriman & Co.	GBP	1,287,643	2,092,300	31,491
4/20/11	Deutsche Bank AG	HKD	37,993,622	4,880,900	2,574
4/20/11	Royal Bank of Scotland PLC	HKD	37,993,622	4,880,900	3,481
4/20/11	Bank of America, N.A.	SEK	20,990,562	3,305,995	84,974
4/20/11	Bank of New York Mellon	SEK	5,162,681	813,118	20,748
4/20/11	Brown Brothers Harriman & Co.	SEK	4,003,522	630,551	16,288
4/20/11	Bank of New York Mellon	SGD	3,066,619	2,411,956	20,189
4/20/11	State Street Bank and Trust and Company	SGD	4,005,840	3,150,672	27,137
4/20/11	JPMorgan Chase Bank, N.A.	SGD	4,005,840	3,150,672	27,186

				$34,727,753	$549,677

Sales #
4/20/11	Deutsche Bank AG	EUR	4,955,795	$6,834,524	$(181,096)
4/20/11	Bank of America, N.A.	EUR	5,105,970	7,041,629	(168,876)
4/20/11	Morgan Stanley Capital Services Inc.	EUR	3,356,248	4,628,593	(110,066)
4/20/11	Brown Brothers Harriman & Co.	EUR	4,447,864	6,134,037	(144,988)
4/20/11	Bank of New York Mellon	JPY	56,992,510	696,920	(12,753)
4/20/11	JPMorgan Chase Bank, N.A.	JPY	350,984,457	4,291,935	(78,917)

				$29,627,638	$(696,696)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.	15

GMO Developed World Stock Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
25	DAX	March 2011	$6,289,696	$288,173
47	FTSE 100	March 2011	4,567,882	97,616
32	FTSE/MIB	March 2011	4,964,405	394,709
34	MSCI Singapore	March 2011	1,896,050	(3,651)
10	TOPIX	March 2011	1,167,631	35,916

			$18,885,664	$812,763

Sales
16	IBEX 35	March 2011	$2,395,256	$(19,314)
22	SPI 200	March 2011	2,717,354	(47,149)
51	S&P 500 E-Mini Index	March 2011	3,381,300	(161,675)

			$8,493,910	$(228,138)

As of February 28, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

16	See accompanying notes to the financial statements.

GMO Developed World Stock Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $357,161,664) (Note 2)	$397,208,813
Investments in affiliated issuers, at value (cost $11,923,000) (Notes 2 and 10)	11,923,000
Foreign currency, at value (cost $15,735) (Note 2)	15,712
Receivable for Fund shares sold	1,464
Dividends receivable	994,137
Foreign taxes receivable	18,179
Unrealized appreciation on open forward currency contracts (Note 4)	549,677
Receivable for collateral on open futures contracts (Note 4)	2,112,911
Receivable for variation margin on open futures contracts (Note 4)	73,889
Receivable for expenses reimbursed by Manager (Note 5)	32,368
Miscellaneous receivable	1,144

Total assets	412,931,294

Liabilities:
Payable to affiliate for (Note 5):
Management fee	141,468
Shareholder service fee	39,481
Trustees and Trust Officers or agents unaffiliated with the Manager	964
Unrealized depreciation on open forward currency contracts (Note 4)	696,696
Accrued expenses	151,507

Total liabilities	1,030,116

Net assets	$411,901,178

Net assets consist of:
Paid-in capital	$476,070,457
Accumulated undistributed net investment income	3,284,482
Accumulated net realized loss	(107,945,773)
Net unrealized appreciation	40,492,012

$411,901,178

Net assets attributable to:
Class III shares	$210,780,177

Class IV shares	$201,121,001

Shares outstanding:
Class III	10,955,905

Class IV	10,443,647

Net asset value per share:
Class III	$19.24

Class IV	$19.26

See accompanying notes to the financial statements.	17

GMO Developed World Stock Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends (net of withholding taxes of $469,000)	$9,138,569
Interest	9,062
Dividends from affiliated issuers (Note 10)	5,595

Total investment income	9,153,226

Expenses:
Management fee (Note 5)	1,628,921
Shareholder service fee — Class III (Note 5)	277,255
Shareholder service fee — Class IV (Note 5)	177,146
Custodian and fund accounting agent fees	217,450
Audit and tax fees	80,022
Transfer agent fees	40,148
Legal fees	14,229
Trustees fees and related expenses (Note 5)	7,675
Registration fees	3,929
Miscellaneous	33,083

Total expenses	2,479,858
Fees and expenses reimbursed by Manager (Note 5)	(386,001)
Expense reductions (Note 2)	(23)

Net expenses	2,093,834

Net investment income (loss)	7,059,392

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,699,800
Realized gains distributions from affiliated issuers (Note 10)	238
Futures contracts	(798,754)
Foreign currency, forward contracts and foreign currency related transactions	1,617,005

Net realized gain (loss)	3,518,289

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	60,818,722
Futures contracts	1,150,451
Foreign currency, forward contracts and foreign currency related transactions	(223,235)

Net unrealized gain (loss)	61,745,938

Net realized and unrealized gain (loss)	65,264,227

Net increase (decrease) in net assets resulting from operations	$72,323,619

18	See accompanying notes to the financial statements.

GMO Developed World Stock Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$7,059,392	$6,710,356
Net realized gain (loss)	3,518,289	(58,783,013)
Change in net unrealized appreciation (depreciation)	61,745,938	178,199,951

Net increase (decrease) in net assets from operations	72,323,619	126,127,294

Distributions to shareholders from:
Net investment income
Class III	(4,894,827)	(4,837,784)
Class IV	(4,765,301)	(3,886,700)

Total distributions from net investment income	(9,660,128)	(8,724,484)

Net share transactions (Note 9):
Class III	6,993,972	(52,270,384)
Class IV	4,933,764	3,886,700

Increase (decrease) in net assets resulting from net share transactions	11,927,736	(48,383,684)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	22,800	269,314
Class IV	125	—

Increase in net assets resulting from purchase premiums and redemption fees	22,925	269,314

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	11,950,661	(48,114,370)

Total increase (decrease) in net assets	74,614,152	69,288,440

Net assets:
Beginning of period	337,287,026	267,998,586

End of period (including accumulated undistributed net investment income of $3,284,482 and $4,265,413, respectively)	$411,901,178	$337,287,026

See accompanying notes to the financial statements.	19

GMO Developed World Stock Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$16.28		$11.34		$21.88		$24.58		$22.24

Income (loss) from investment operations:
Net investment income (loss)†	0.33		0.29		0.51		0.54		0.43
Net realized and unrealized gain (loss)	3.09		5.03		(10.20)		(0.74)		2.84

Total from investment operations	3.42		5.32		(9.69)		(0.20)		3.27

Less distributions to shareholders:
From net investment income	(0.46)		(0.38)		(0.64)		(0.67)		(0.32)
From net realized gains	—		—		(0.21)		(1.83)		(0.61)

Total distributions	(0.46)		(0.38)		(0.85)		(2.50)		(0.93)

Net asset value, end of period	$19.24		$16.28		$11.34		$21.88		$24.58

Total Return(a)	21.41%		47.03%		(45.56)%		(1.73)%		14.87%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$210,780		$171,842		$155,560		$309,609		$282,446
Net expenses to average daily net assets	0.60	%(b)(d)	0.60	%(b)	0.61	%(c)	0.62	%(c)	0.62%
Net investment income (loss) to average daily net assets	1.93%		1.93%		2.79%		2.15%		1.83%
Portfolio turnover rate	34%		47%		50%		53%		43%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.11%		0.12%		0.11%		0.12%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(e)	$0.02		$0.01		$0.02		$0.03

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

20	See accompanying notes to the financial statements.

GMO Developed World Stock Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$16.30		$11.35		$21.90		$24.59		$22.25

Income (loss) from investment operations:
Net investment income (loss)†	0.34		0.30		0.51		0.56		0.45
Net realized and unrealized gain (loss)	3.09		5.04		(10.20)		(0.74)		2.82

Total from investment operations	3.43		5.34		(9.69)		(0.18)		3.27

Less distributions to shareholders:
From net investment income	(0.47)		(0.39)		(0.65)		(0.68)		(0.32)
From net realized gains	—		—		(0.21)		(1.83)		(0.61)

Total distributions	(0.47)		(0.39)		(0.86)		(2.51)		(0.93)

Net asset value, end of period	$19.26		$16.30		$11.35		$21.90		$24.59

Total Return(a)	21.44%		47.16%		(45.52)%		(1.66)%		14.88%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$201,121		$165,445		$112,438		$206,408		$209,937
Net expenses to average daily net assets	0.55	%(b)(d)	0.55	%(b)	0.56	%(c)	0.57	%(c)	0.57%
Net investment income (loss) to average daily net assets	1.98%		1.94%		2.82%		2.22%		1.93%
Portfolio turnover rate	34%		47%		50%		53%		43%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.11%		0.12%		0.11%		0.12%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(e)	—(f	)	—(f	)	—(f	)	$0.02

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
(f)	The class received no purchase premiums or redemption fees.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	21

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Developed World Stock Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is high total return. The Manager seeks to achieve the Fund’s investment objective by investing in stocks or groups of stocks that the Manager believes will provide higher returns than the MSCI World Index. The Manager uses active investment management methods, which means that stocks are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting stocks for the Fund, the Manager may use a combination of investment methods to identify stocks that the Manager believes present positive return potential relative to other stocks. Some of these methods evaluate individual stocks or a group of stocks based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of a stock. Other methods focus on evaluating patterns of price movement or volatility of a stock or group of stocks relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in stocks tied economically to developed markets. For this purpose, the term “stocks” refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts, and the term “developed markets” refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics. The Manager may make investments tied economically to emerging countries.

22

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, 46.2% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation

23

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities and derivatives due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Australia	$—	$3,321,757	$—	$3,321,757
Belgium	—	658,922	—	658,922
Canada	5,891,493	—	—	5,891,493

24

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Denmark	$—	$1,006,070	$—	$1,006,070
France	4,052	25,696,053	—	25,700,105
Germany	—	16,815,336	—	16,815,336
Greece	—	566,206	—	566,206
Hong Kong	—	1,518,648	—	1,518,648
Ireland	—	2,138,547	—	2,138,547
Italy	—	19,081,411	—	19,081,411
Japan	—	44,871,087	—	44,871,087
Netherlands	—	1,932,324	—	1,932,324
Singapore	—	9,349,911	—	9,349,911
Spain	—	4,241,380	—	4,241,380
Sweden	—	6,081,139	—	6,081,139
Switzerland	—	3,760,030	—	3,760,030
United Kingdom	—	46,737,559	—	46,737,559
United States	198,547,248	—	—	198,547,248

TOTAL COMMON STOCKS	204,442,793	187,776,380	—	392,219,173

Preferred Stocks
Germany	—	2,561,223	—	2,561,223

TOTAL PREFERRED STOCKS	—	2,561,223	—	2,561,223

Rights and Warrants
United States	—	78,033	—	78,033

TOTAL RIGHTS AND WARRANTS	—	78,033	—	78,033

Mutual Funds
United States	11,923,000	—	—	11,923,000

TOTAL MUTUAL FUNDS	11,923,000	—	—	11,923,000

Short-Term Investments	2,350,384	—	—	2,350,384

Total Investments	218,716,177	190,415,636	—	409,131,813

25

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign Currency risk	$—	$549,677	$—	$549,677
Futures Contracts
Equity risk	—	816,414	—	816,414

Total Derivatives	—	1,366,091	—	1,366,091

Total	$218,716,177	$191,781,727	$—	$410,497,904

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign Currency risk	$—	$(696,696)	$—	$(696,696)
Futures Contracts
Equity risk	(161,675)	(70,114)	—	(231,789)

Total Derivatives	(161,675)	(766,810)	—	(928,485)

Total	$(161,675)	$(766,810)	$—	$(928,485)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

26

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of

27

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, foreign currency transactions, losses on wash sale transactions and passive foreign investment company transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$9,660,128	$8,724,484

Total distributions	$9,660,128	$8,724,484

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$3,762,404

Other Tax Attributes:
Capital loss carryforwards	$(102,512,999)

28

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(12,590,155)
February 28, 2018	(76,431,352)
February 28, 2019	(13,491,492)

Total	$(102,512,999)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$375,269,992	$63,405,994	$(29,544,173)	$33,861,821

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if

29

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
For the year ended February 28, 2011, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.25% of the amount invested or redeemed. An additional purchase premium and redemption fee of 0.005% is charged for any purchases/redemptions (or any portion of a purchase/redemption) effected in a currency other than the U.S. dollar. Purchase premiums and redemption fees are paid to and retained by the Fund (and are allocated pro rata among the classes) to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be

30

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives

31

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to

32

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased

33

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are

34

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor, supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, futures contracts representing 0.2% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified using Level 2 inputs in the table above. During the year ended February 28, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

35

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon

36

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use

37

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$78,033	$—	$78,033
Unrealized appreciation on futures contracts *	—	—	—	816,414	—	816,414
Unrealized appreciation on forward currency contracts	—	549,677	—	—	—	549,677

Total	$—	$549,677	$—	$894,447	$—	$1,444,124

Liabilities:
Unrealized depreciation on futures contracts *	$—	$—	$—	$(231,789)	$—	$(231,789)
Unrealized depreciation on forward currency contracts	—	(696,696)	—	—	—	(696,696)

Total	$—	$(696,696)	$—	$(231,789)	$—	$(928,485)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$(798,754)	$—	$(798,754)
Forward currency contracts	—	1,679,351	—	—	—	1,679,351

Total	$—	$1,679,351	$—	$(798,754)	$—	$880,597

38

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧: — continued

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$(47,076)	$—	$(47,076)
Futures contracts	—	—	—	1,150,451	—	1,150,451
Forward currency contracts	—	(234,938)	—	—	—	(234,938)

Total	$—	$(234,938)	$—	$1,103,375	$—	$868,437

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Forward
	Currency
	Contracts	Futures	Rights/Warrants

Average amount outstanding	$77,249,562	$29,635,056	$20,173

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.45% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.45% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the

39

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $7,675 and $2,583, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and	Shareholder	Total Indirect
interest expense)	Service Fees	Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $140,154,546 and $119,284,268, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss

40

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 61.77% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 0.01% of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	350,679	$6,192,421	1,741,328	$25,959,247
Shares issued to shareholders in reinvestment of distributions	227,058	3,832,385	218,646	3,473,940
Shares repurchased	(176,281)	(3,030,834)	(5,124,626)	(81,703,571)
Purchase premiums	—	15,520	—	65,061
Redemption fees	—	7,280	—	204,253

Net increase (decrease)	401,456	$7,016,772	(3,164,652)	$(52,001,070)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class IV:	Shares	Amount	Shares	Amount

Shares sold	9,942	$168,463	—	$—
Shares issued to shareholders in reinvestment of distributions	281,957	4,765,301	244,409	3,886,700
Purchase premiums	—	125	—	—

Net increase (decrease)	291,899	$4,933,889	244,409	$3,886,700

41

GMO Developed World Stock Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$—	$18,644,000	$6,721,000	$5,595	$238	$11,923,000

Totals	$—	$18,644,000	$6,721,000	$5,595	$238	$11,923,000

42

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Developed World Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Developed World Stock Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

43

GMO Developed World Stock Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

44

GMO Developed World Stock Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.60%	$1,000.00	$1,249.70	$3.35
2) Hypothetical	0.60%	$1,000.00	$1,021.82	$3.01

Class IV

1) Actual	0.55%	$1,000.00	$1,250.60	$3.07
2) Hypothetical	0.55%	$1,000.00	$1,022.07	$2.76

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

45

GMO Developed World Stock Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 86.56% of the Fund’s income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 37.31% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

46

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and Date	Position(s)	Length of	During Past	Complex	Other Directorships
of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

47

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and Date	Position(s)	Length of	During Past	Complex	Other Directorships
of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and Date of	Position(s)	Length of	During Past	Complex	Directorships
Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

48

Other Officers:

Name and Date	Position(s)	Length of	Principal Occupation(s)
of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

49

Other Officers: — (Continued)

Name and Date	Position(s)	Length of	Principal Occupation(s)
of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

50

GMO Domestic Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Domestic Bond Fund returned +8.2% for the fiscal year ended February 28, 2011, as compared with +3.5% for the Barclays Capital U.S. Government Index.

The Fund outperformed its benchmark during the fiscal year by 4.7%. The Fund’s outperformance is attributable to increases in the net asset value of the Fund’s holdings of GMO Short-Duration Collateral Fund (SDCF) and to increases in the value of the asset-backed securities that it holds directly.

SDCF returned 9.3% for the fiscal year ended February 28, 2011, as compared with 0.5% for its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. SDCF outperformed its benchmark during the fiscal year by 8.8%, with positive performance attributable to improved pricing in asset-backed security holdings.

Asset-backed security spreads tightened and pricing and liquidity conditions in securitized credit markets improved during the fiscal year. SDCF’s asset-backed holdings experienced credit downgrades during the fiscal year: SDCF had 55 downgraded securities, representing 11% of its market value from the beginning of the fiscal year. At fiscal year-end, about 52% of SDCF’s portfolio was rated AAA, and 67% of the portfolio was rated single-A or better.

During the fiscal year ended February 28, 2011, the Fund and SDCF did not pursue active investment programs.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Domestic Bond Fund Class III Shares and the Barclays Capital U.S. Government Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

GMO Domestic Bond Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	94.3%
Short-Term Investments	5.6
Swap Agreements	0.0 ^
Forward Currency Contracts	(0.1)
Other	0.2

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
∧	Rounds to 0.0%.

1

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value ($) /
Shares	Description	Value ($)
	DEBT OBLIGATIONS — 7.4%

	Corporate Debt — 1.9%
9,312,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	10,150,080

	U.S. Government — 5.3%
27,325,265	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (a)	28,537,824

	U.S. Government Agency — 0.2%
534,537	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.91%, due 03/30/19 (b)	520,811
466,669	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.16%, due 01/01/12 (b)	462,756

	Total U.S. Government Agency	983,567

	TOTAL DEBT OBLIGATIONS (COST $38,626,497)	39,671,471

	MUTUAL FUNDS — 90.5%

	Affiliated Issuers — 90.5%
45,578,624	GMO Short-Duration Collateral Fund	473,106,122
1,483	GMO Special Purpose Holding Fund (c)	741
586,541	GMO U.S. Treasury Fund	14,663,527

	TOTAL MUTUAL FUNDS (COST $499,749,306)	487,770,390

	SHORT-TERM INVESTMENTS — 2.1%

	Money Market Funds — 2.1%
11,618,337	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	11,618,337

	TOTAL SHORT-TERM INVESTMENTS (COST $11,618,337)	11,618,337

	TOTAL INVESTMENTS — 100.0% (Cost $549,994,140)	539,060,198
	Other Assets and Liabilities (net) — 0.00%	22,928

	TOTAL NET ASSETS — 100.0%	$539,083,126

2	See accompanying notes to the financial statements.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Swap Agreements

Credit Default Swaps

Maximum
Potential
Amount of
Future
Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the	Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)	Value

11,500,000	USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	0.37%	Health Care Properties	NA	$(70,874)

$(70,874)

Premiums to (Pay) Receive									$ —

∧	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of February 28, 2011, for forward currency contracts, futures contracts, swap agreements, written options and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	3

GMO Domestic Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Notes to Schedule of Investments:

MTN - Medium Term Note
The rates shown on variable rate notes are the current interest rates at February 28, 2011, which are subject to change based on the terms of the security.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).
(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(c)	Underlying investment represents interests in defaulted claims.

Currency Abbreviations:

USD - United States Dollar

4	See accompanying notes to the financial statements.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $50,244,834) (Note 2)	$51,289,808
Investments in affiliated issuers, at value (cost $499,749,306) (Notes 2 and 10)	487,770,390
Dividends and interest receivable	212,702
Receivable for expenses reimbursed by Manager (Note 5)	27,785

Total assets	539,300,685

Liabilities:
Payable to affiliate for (Note 5):
Management fee	41,178
Shareholder service fee	31,384
Trustees and Trust Officers or agents unaffiliated with the Manager	1,326
Payable for open swap contracts (Note 4)	70,874
Accrued expenses	72,797

Total liabilities	217,559

Net assets	$539,083,126

Net assets consist of:
Paid-in capital	$571,390,785
Accumulated undistributed net investment income	19,794
Accumulated net realized loss	(21,322,637)
Net unrealized depreciation	(11,004,816)

$539,083,126

Net assets attributable to:
Class III shares	$120,397,354

Class VI shares	$418,685,772

Shares outstanding:
Class III	26,334,882

Class VI	91,421,261

Net asset value per share:
Class III	$4.57

Class VI	$4.58

See accompanying notes to the financial statements.	5

GMO Domestic Bond Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$8,595,789
Interest	793,294
Dividends	22,656

Total investment income	9,411,739

Expenses:
Management fee (Note 5)	652,930
Shareholder service fee – Class III (Note 5)	212,687
Shareholder service fee – Class VI (Note 5)	281,125
Custodian, fund accounting agent and transfer agent fees	83,160
Audit and tax fees	54,559
Legal fees	28,443
Trustees fees and related expenses (Note 5)	16,438
Registration fees	552
Miscellaneous	21,817

Total expenses	1,351,711
Fees and expenses reimbursed by Manager (Note 5)	(507,029)
Expense reductions (Note 2)	(3)

Net expenses	844,679

Net investment income (loss)	8,567,060

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(744,318)
Investments in affiliated issuers	(881,057)
Realized gains distributions from affiliated issuers (Note 10)	3,341
Swap contracts	(70,929)

Net realized gain (loss)	(1,692,963)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,169,990
Investments in affiliated issuers	43,760,782
Swap contracts	(414,634)

Net unrealized gain (loss)	45,516,138

Net realized and unrealized gain (loss)	43,823,175

Net increase (decrease) in net assets resulting from operations	$52,390,235

6	See accompanying notes to the financial statements.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$8,567,060	$12,335,502
Net realized gain (loss)	(1,692,963)	276,315
Change in net unrealized appreciation (depreciation)	45,516,138	174,476,751

Net increase (decrease) in net assets from operations	52,390,235	187,088,568

Distributions to shareholders from (Note 2):
Net investment income
Class III	(1,756,513)	(6,119,682)
Class VI	(6,704,779)	(15,263,975)

Total distributions from net investment income	(8,461,292)	(21,383,657)

Net realized gains
Class III	—	(19,446,942)
Class VI	—	(41,539,732)

Total distributions from net realized gains	—	(60,986,674)

Return of capital
Class III	(49,386,398)	(105,823,350)
Class VI	(176,952,317)	(263,406,325)

Total distributions from return of capital	(226,338,715)	(369,229,675)

	(234,800,007)	(451,600,006)

Net share transactions (Note 9):
Class III	(13,361,510)	(85,021,180)
Class VI	(53,179,239)	79,276,331

Increase (decrease) in net assets resulting from net share transactions	(66,540,749)	(5,744,849)

Redemption fees (Notes 2 and 9):
Class III	—	10,529
Class VI	—	24,504

Increase in net assets resulting from redemption fees	—	35,033

Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(66,540,749)	(5,709,816)

Total increase (decrease) in net assets	(248,950,521)	(270,221,254)

Net assets:
Beginning of period	788,033,647	1,058,254,901

End of period (including accumulated undistributed net investment income of $19,794 and distributions in excess of net investment income of $4,700, respectively)	$539,083,126	$788,033,647

See accompanying notes to the financial statements.	7

GMO Domestic Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009		2008		2007

Net asset value, beginning of period	$5.99		$7.99	$9.47		$9.81		$9.81

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.06		0.09	0.39		0.42		0.43
Net realized and unrealized gain (loss)	0.34		1.33	(1.36)		(0.01)		0.06

Total from investment operations	0.40		1.42	(0.97)		0.41		0.49

Less distributions to shareholders:
From net investment income	(0.06)		(0.16)	(0.50)		(0.75)		(0.49)
From net realized gains	—		(0.46)	(0.01)		—		—
Return of capital	(1.76)		(2.80)	—		—		—

Total distributions	(1.82)		(3.42)	(0.51)		(0.75)		(0.49)

Net asset value, end of period	$4.57		$5.99	$7.99		$9.47		$9.81

Total Return(b)	8.19%		23.87%	(10.39)%		4.35%		5.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$120,397		$173,619	$337,524		$144,286		$94,159
Net expenses to average daily net assets(c)	0.20	%(d)	0.21%	0.26	%(d)	0.25	%(d)	0.25%
Net investment income (loss) to average daily net assets(a)	1.25%		1.37%	4.43%		4.28%		4.42%
Portfolio turnover rate	8%		30%	68%		22%		17%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.08%		0.07%	0.02%		0.03%		0.03%
Redemption fees consisted of the following per share amounts (Note 2):†	—		$0.00 (e)	$0.00	(e)	—		—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

8	See accompanying notes to the financial statements.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009		2008		2007

Net asset value, beginning of period	$5.99		$7.99	$9.48		$9.82		$9.82

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.07		0.09	0.44		0.57		0.48
Net realized and unrealized gain (loss)	0.35		1.33	(1.41)		(0.15)		0.02

Total from investment operations	0.42		1.42	(0.97)		0.42		0.50

Less distributions to shareholders:
From net investment income	(0.07)		(0.17)	(0.51)		(0.76)		(0.50)
From net realized gains	—		(0.46)	(0.01)		—		—
Return of capital	(1.76)		(2.79)	—		—		—

Total distributions	(1.83)		(3.42)	(0.52)		(0.76)		(0.50)

Net asset value, end of period	$4.58		$5.99	$7.99		$9.48		$9.82

Total Return(b)	8.46%		23.87%	(10.40)%		4.42%		5.19%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$418,686		$614,415	$720,731		$581,526		$327,796
Net expenses to average daily net assets(c)	0.11	%(d)	0.12%	0.16	%(d)	0.16	%(d)	0.16%
Net investment income (loss) to average daily net assets(a)	1.33%		1.43%	5.02%		5.87%		4.85%
Portfolio turnover rate	8%		30%	68%		22%		17%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.08%		0.08%	0.02%		0.03%		0.03%
Redemption fees consisted of the following per share amounts (Note 2):†	—		$0.00 (e)	$0.00	(e)	—		—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	9

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Domestic Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund is not currently pursuing an active investment program.

Historically, the Fund has implemented its strategies: (i) synthetically by using exchange-traded and over-the-counter (“OTC”) derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds. The term “bond” refers to any fixed income security, which includes (i) obligations of an issuer to make payments of principal and/or interest on future dates, (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option), and (iii) instruments with variable interest payments. The Fund has used derivatives and investments in other GMO Funds as the principal means to gain investment exposure. As a result, the Fund has substantial holdings of GMO Short-Duration Collateral Fund (“SDCF”) (a fund that invests primarily in asset-backed securities).

Because of the deterioration in credit markets that became acute in 2008, the Fund, including through its investment in SDCF, currently has and may continue to have material exposure to below investment grade securities. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets. The Manager does not seek to maintain a specified interest rate duration for the Fund.

As of February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

Since April 2009, the Fund has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. The Fund currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to shareholders for tax purposes.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 28, 2011, shares of SCDF and GMO Special Purpose Holding Fund (“SPHF”) were not publicly available for direct purchase.

10

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 2.1% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative

11

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held indirectly for which no alternative pricing source was available represented 8.7% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities by using an estimated specified spread above the LIBOR Rate.

12

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
Corporate Debt	$—	$10,150,080	$—	$10,150,080
U.S. Government	—	28,537,824	—	28,537,824
U.S. Government Agency	—	—	983,567	983,567

TOTAL DEBT OBLIGATIONS	—	38,687,904	983,567	39,671,471

Mutual Funds	487,769,649	741	—	487,770,390
Short-Term Investments	11,618,337	—	—	11,618,337

Total Investments	499,387,986	38,688,645	983,567	539,060,198

Total	$499,387,986	$38,688,645	$983,567	$539,060,198

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Swap Agreements
Credit risk	$—	$(70,874)	$—	$(70,874)

Total	$—	$(70,874)	$—	$(70,874)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

13

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 59.8% and (0.1)% of total net assets, respectively.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
	Balances				Change in			Balances	Investments
	as of	Net	Accrued	Total	Unrealized	Transfers	Transfers	as of	Still Held as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of	February 28,	February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	2011
Debt Obligations
U.S. Government Agency	$1,501,469	$(529,553)	$(114)	$(109)	$11,874	$—	$—	$983,567	$11,874
Preferred Stocks	720,000	(1,251,280)	—	(809,689)	1,340,969	—	—	—	—
Swap Agreements	343,760	70,929	—	(70,929)	(414,634)	—	70,874 **	—	—

Total	$2,565,229	$(1,709,904)	$(114)	$(880,727)	$938,209	$—	$70,874	$983,567	$11,874

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

14

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after

15

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. The Fund is permitted to, and will from time to time, declare and pay distributions from net investment income, if any, more frequently (e.g. monthly). As of February 28, 2011, all distributions have been paid in cash. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and Post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$8,461,292	$42,318,244
Net long-term capital gain	—	40,052,087
Tax return of capital	226,338,715	369,229,675

Total distributions	$234,800,007	$451,600,006

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, certain tax attributes consisted of the following:

Capital loss carryforwards	$(4,044,146)
Post-October capital loss deferral	$(797,187)

16

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(3,229,648)
February 28, 2019	$(814,498)

Total	$(4,044,146)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$566,469,297	$1,063,715	$(28,472,814)	$(27,409,099)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection

17

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Purchase premiums and redemption fees are paid to and retained by the Fund (and are allocated pro rata among the classes) to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

18

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. In addition, holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).

Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Credit and Counterparty Risk (risk of default of an issuer or guarantor of fixed income securities, a derivatives counterparty, or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service

19

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by redeeming Fund shares in large amounts and/or on a frequent basis).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g.,

20

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or

21

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

22

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

23

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an

24

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A

25

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

26

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$(70,874)	$—	$—	$(70,874)

Total	$—	$—	$(70,874)	$—	$—	$(70,874)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Swap contracts	$—	$—	$(70,929)	$—	$—	$(70,929)

Total	$—	$—	$(70,929)	$—	$—	$(70,929)

Change in Unrealized Appreciation (Depreciation) on:
Swap contracts	$—	$—	$(414,634)	$—	$—	$(414,634)

Total	$—	$—	$(414,634)	$—	$—	$(414,634)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The derivative financial instruments outstanding as of year end (as disclosed in the Notes to Schedules of Investments) and the amounts of realized and changes in unrealized gains and losses on derivative financial instruments during the year serve as indicators of the volume of derivative activity for the Fund during the year.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.10% of average daily net assets. The Manager has voluntarily agreed to waive the Fund’s management fee by 0.05% and to reimburse the Fund to the extent the Fund’s total annual operating expenses exceed 0.05% of the Fund’s average daily net assets (excluding the Fund’s Excluded Fund Fees and Expenses described below). The Manager may change or terminate these voluntary waivers and

27

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

reimbursements at any time, and these voluntary waivers and reimbursements are in addition to the Manager’s contractual expense reimbursement agreement described below. During any period for which these voluntary waivers and reimbursements are in effect, the Fund will incur management fees at an annual rate lower than 0.10% of the Fund’s average daily net assets, and, as a result, total annual operating expenses after expense reimbursement for the Fund will be lower. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager has contractually agreed through at least June 30, 2011 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class’s shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.10% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). The Manager also has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Expense Reimbursement Amount. These contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $16,438 and $5,116, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

28

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund incurs fees and expenses indirectly as a shareholder of the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding	Indirect
shareholder service	Shareholder	Indirect Interest	Total Indirect
fees and interest expense)	Service Fees	Expense	Expenses
0.003%	0.000%	0.008%	0.011%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 were as follows:

	Purchases	Sales

U.S. Government securities	$28,384,590	$33,672,285
Investments (non-U.S. Government securities)	22,335,976	60,951,220

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 87.74% of the shares outstanding of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust.

As of February 28, 2011, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.49% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

29

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares repurchased	(2,670,650)	(13,361,510)	(13,246,482)	(85,021,180)
Redemption fees	—	—	—	10,529

Net increase (decrease)	(2,670,650)	$(13,361,510)	(13,246,482)	$(85,010,651)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class VI:	Shares	Amount	Shares	Amount

Shares sold	—	$—	12,490,708	$80,209,775
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares repurchased	(11,101,709)	(53,179,239)	(144,024)	(933,444)
Redemption fees	—	—	—	24,504

Net increase (decrease)	(11,101,709)	$(53,179,239)	12,346,684	$79,300,835

30

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Short-
Duration
Collateral Fund	$707,409,374	$—	$18,950,000	$8,564,191	$—	$258,233,051	$473,106,122
GMO Special
Purpose Holding
Fund	815	—	—	—	—	—	741
GMO U.S.
Treasury Fund	34,032,551	22,335,976	41,705,000	31,598	3,341	—	14,663,527

Totals	$741,442,740	$22,335,976	$60,655,000	$8,595,789	$3,341	$258,233,051	$487,770,390

31

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Domestic Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

32

GMO Domestic Bond Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

33

GMO Domestic Bond Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.22%	$1,000.00	$1,040.90	$1.11
2) Hypothetical	0.22%	$1,000.00	$1,023.70	$1.10

Class VI

1) Actual	0.12%	$1,000.00	$1,041.30	$0.61
2) Hypothetical	0.12%	$1,000.00	$1,024.20	$0.60

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

34

GMO Domestic Bond Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2011, $7,350,455 or if determined to be different, the qualified interest income of such year.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 3.22% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

35

GMO Domestic Bond Fund
(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

For the fiscal year ending February 28, 2011, the Fund previously reported estimated sources of any dividends, short-term capital gains, long-term capital gains and return of capital distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the table below serves as a correction of such estimates on a per share basis. The Statement of Changes in Net Assets includes the corrected amounts on a dollar basis.

				Dividend	Net	Net
				Paid from	Short-Term	Long-Term
				Current	Capital	Capital
				and/or	Gains	Gains
				Prior Years	From Sale of	From Sale of	Distribution
				Accumulated	Securities &	Securities &	from
	Record			Undistributed	Other	Other	Return of
Class	Date	Ex-Date	Payable Date	Net Income*	Property∧	Property∧	Capital

III	March 2, 2010	March 3, 2010	March 4, 2010	$0.00446473	$0.00000000	$0.00000000	$0.12019904
III	April 1, 2010	April 5, 2010	April 6, 2010	$0.01040660	$0.00000000	$0.00000000	$0.28811787
III	May 3, 2010	May 4, 2010	May 5, 2010	$0.00193067	$0.00000000	$0.00000000	$0.06100454
III	June 1, 2010	June 2, 2010	June 3, 2010	$0.00455505	$0.00000000	$0.00000000	$0.12935936
III	July 14, 2010	July 15, 2010	July 16, 2010	$0.01056716	$0.00000000	$0.00000000	$0.29771480
III	August 4, 2010	August 5, 2010	August 6, 2010	$0.01328365	$0.00000000	$0.00000000	$0.36063375
III	August 27, 2010	August 30, 2010	August 31, 2010	$0.00298724	$0.00000000	$0.00000000	$0.08758248
III	September 28, 2010	September 29, 2010	September 30, 2010	$0.00383762	$0.00000000	$0.00000000	$0.11148430
III	January 5, 2011	January 6, 2011	January 7, 2011	$0.01042615	$0.00000000	$0.00000000	$0.30289716
VI	March 2, 2010	March 3, 2010	March 4, 2010	$0.00449557	$0.00000000	$0.00000000	$0.12019904
VI	April 1, 2010	April 5, 2010	April 6, 2010	$0.01085818	$0.00000000	$0.00000000	$0.28811787
VI	May 3, 2010	May 4, 2010	May 5, 2010	$0.00237524	$0.00000000	$0.00000000	$0.06100454
VI	June 1, 2010	June 2, 2010	June 3, 2010	$0.00490789	$0.00000000	$0.00000000	$0.12935936
VI	July 14, 2010	July 15, 2010	July 16, 2010	$0.01127185	$0.00000000	$0.00000000	$0.29771480
VI	August 4, 2010	August 5, 2010	August 6, 2010	$0.01351878	$0.00000000	$0.00000000	$0.36063375
VI	August 27, 2010	August 30, 2010	August 31, 2010	$0.00334947	$0.00000000	$0.00000000	$0.08758248
VI	September 28, 2010	September 29, 2010	September 30, 2010	$0.00424699	$0.00000000	$0.00000000	$0.11148430
VI	January 5, 2011	January 6, 2011	January 7, 2011	$0.01156655	$0.00000000	$0.00000000	$0.30289716

Notes:

*	Net investment income may include amounts derived from dividends, interest, net foreign currency gains and net amounts from transacting in certain derivative contracts.

∧	Short-term and long-term capital gains may include amounts derived from the sale of securities/other property and net amounts from transacting in certain derivative contracts.

36

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with	Length of	During Past	Complex	Directorships
Date of Birth	the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

37

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with	Length of	During Past	Complex	Directorships
Date of Birth	the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

38

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

39

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

GMO Emerging Countries Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Countries Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Emerging Countries Fund returned +25.9% for the fiscal year ended February 28, 2011, as compared with +22.1% for the S&P/IFCI (Investable) Composite Index.

Country selection added 2.1% to the Fund’s relative returns for the fiscal year. The Fund’s underweights in China and India, along with its overweights in Russia, Thailand, and Turkey contributed to relative performance. The Fund’s overweight in Egypt and underweight in South Africa detracted from relative performance.

Stock selection added 1.6% to relative returns during the fiscal year. In particular, the Fund’s stock selections in Korea and Taiwan added to relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Emerging Countries Fund Class III Shares and the S&P/IFCI Composite Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

GMO Emerging Countries Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	90.0%
Preferred Stocks	8.4
Short-Term Investments	0.5
Mutual Funds	0.0	∧
Rights and Warrants	0.0	∧
Other	1.1

	100.0%

Country Summary*	% of Investments
South Korea	19.5%
Russia	15.7
China	14.0
Brazil	13.1
Taiwan	11.4
Thailand	3.8
South Africa	3.6
Indonesia	3.4
Turkey	3.2
India	2.3
Hungary	1.9
Mexico	1.9
Poland	1.7
Czech Republic	1.4
Egypt	1.1
Malaysia	0.8
Philippines	0.6
Chile	0.3
Morocco	0.2
Sri Lanka	0.1
Argentina	0.0 ∧

100.0%

∧	Rounds to 0.0%.
*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments, if any. The table excludes exposure through forward currency contracts. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO Emerging Countries Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Industry Group Summary	% of Equity Investments**
Energy	22.7%
Banks	19.2
Materials	14.6
Telecommunication Services	12.6
Semiconductors & Semiconductor Equipment	6.6
Capital Goods	5.3
Technology Hardware & Equipment	4.4
Automobiles & Components	3.2
Utilities	2.6
Diversified Financials	1.2
Software & Services	1.2
Real Estate	1.1
Insurance	1.0
Food, Beverage & Tobacco	0.8
Pharmaceuticals, Biotechnology & Life Sciences	0.6
Transportation	0.6
Retailing	0.6
Food & Staples Retailing	0.5
Consumer Services	0.5
Media	0.2
Household & Personal Products	0.2
Health Care Equipment & Services	0.2
Consumer Durables & Apparel	0.1

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 89.9%

	Argentina — 0.0%
3,584	Petrobras Energia SA ADR	82,468

	Brazil — 6.5%
73,802	Banco Bradesco ADR	1,445,043
195,600	Banco do Brasil SA	3,497,476
44,380	Banco Santander Brasil SA ADR	540,548
47,900	BR Malls Participacoes SA	456,314
8,660	Brasil Telecom SA ADR	199,613
4,700	Braskem SA	114,586
4,570	Centrais Eletricas Brasileiras SA Sponsored ADR	65,260
5,360	Cia de Saneamento Basico do Estado de Sao Paulo ADR	267,678
11,900	Cia de Saneamento de Minas Gerais-Copasa MG	207,417
800	Cia Paranaense de Energia Sponsored ADR	20,416
12,100	Cia Siderurgica Nacional SA Sponsored ADR	196,867
4,100	Companhia Energetica de Minas Gerais Sponsored ADR	69,126
20,809	Companhia Saneamento Basico Sao Paulo	509,907
200	CPFL Energia SA ADR	15,846
16,600	Electrobras (Centro)	234,463
39,100	Gerdau SA	400,682
30,360	Gerdau SA Sponsored ADR	409,860
133,390	Itau Unibanco Holding SA ADR	2,963,926
24,200	Light SA	397,079
8,400	Lojas Renner SA	257,483
10,000	Natura Cosmeticos SA	253,696
51,030	Petroleo Brasileiro SA (Petrobras) ADR	2,032,525
18,300	Porto Seguro SA	291,471
11,600	Sul America SA	132,817
11,000	Tractebel Energia SA	171,896
14,400	Ultrapar Participacoes SA Sponsored ADR	230,256
18,300	Usinas Siderurgicas de Minas Gerais SA	294,991
5,500	Usinas Siderurgicas de Minas Gerais SA Sponsored ADR	63,085
15,900	Vale SA	538,027

See accompanying notes to the financial statements.	3

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Brazil — continued
9,800	Vale SA Sponsored ADR	335,454
8,700	Vivo Participacoes SA ADR	320,247

	Total Brazil	16,934,055

	Chile — 0.3%
196,575	Banco de Chile	27,017
210	Banco de Chile ADR	17,430
7,610	Banco Santander Chile	609
830	Banco Santander Chile SA ADR	69,014
10,222	Cencosud SA	69,600
1,283,201	Corpbanca	19,173
1,750	Embotelladora Andina SA ADR Class A	37,713
1,060	Embotelladora Andina SA ADR Class B	28,217
53,766	Empresa Nacional de Electricidad SA	93,792
1,190	Empresa Nacional de Electricidad SA Sponsored ADR	62,106
12,400	Empresa National de Telecomunicaciones SA	211,857
1,960	Enersis SA Sponsored ADR	39,808

	Total Chile	676,336

	China — 13.7%
164,000	Agile Property Holdings Ltd	208,123
1,952,000	Agricultural Bank of China Ltd Class H *	971,732
46,000	Anhui Conch Cement Co Ltd Class H	222,222
4,742,000	Bank of China Ltd Class H	2,502,196
868,000	Bank of Communications Co Ltd Class H	842,816
744,000	China CITIC Bank Class H	490,569
198,900	China Coal Energy Co Class H	285,599
383,200	China Communication Services Corp Ltd Class H	246,085
579,000	China Communications Construction Co Ltd Class H	434,711
3,002,000	China Construction Bank Class H	2,633,830
66,500	China Merchants Bank Co Ltd Class H	160,237
6,000	China Merchants Holdings International Co Ltd	25,462
456,000	China Minsheng Banking Corp Ltd	398,837
585,664	China Mobile Ltd	5,516,169

4	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	China — continued
15,782	China Mobile Ltd Sponsored ADR	746,015
28,000	China National Building Material Co Ltd Class H	69,421
93,900	China Oilfield Services Ltd Class H	188,434
14,000	China Overseas Land & Investment Ltd	23,401
3,483,083	China Petroleum & Chemical Corp Class H	3,535,060
16,000	China Shenhua Energy Co Ltd Class H	66,712
2,665,900	China Telecom Corp Ltd Class H	1,582,057
754,000	China Unicom Hong Kong Ltd	1,264,551
188,200	Citic Pacific Ltd	494,670
401,000	CNOOC Ltd	914,521
2,880	CNOOC Ltd ADR	657,619
320,000	Cosco Pacific Ltd	620,729
386,000	Country Garden Holdings Co	154,000
682,000	Evergrande Real Estate Group Ltd	323,190
645,000	GOME Electrical Appliances Holdings Ltd *	220,782
21,600	Guangzhou R&F Properties Co Ltd Class H	29,026
32,500	Hengan International Group Co Ltd	242,403
290,000	Hopson Development Holdings Ltd *	322,384
4,652,000	Industrial and Commercial Bank of China Ltd Class H	3,584,061
264,000	Jiangxi Copper Co Ltd Class H	838,737
62,850	Lianhua Supermarket Holdings Co Ltd	282,942
216,000	Longfor Properties Co Ltd	305,667
1,683,553	PetroChina Co Ltd Class H	2,297,374
76,000	Ping An Insurance (Group) Co of China Ltd Class H	784,322
23,000	Shanghai Industrial Holdings Ltd	82,554
22,000	Shimao Property Holdings Ltd	30,166
30,000	Sino-Ocean Land Holdings Ltd	18,070
207,000	Yangzijiang Shipbuilding Holdings Ltd	292,489
7,200	Yanzhou Coal Mining Co Ltd ADR	216,000
115,500	Zhongsheng Group Holdings Ltd *	222,004
480,000	Zijin Mining Group Co Ltd Class H	395,270

	Total China	35,743,219

See accompanying notes to the financial statements.	5

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Czech Republic — 1.4%
41,045	CEZ AS	1,883,808
4,068	Komercni Banka AS	979,039
4,045	Pegas Nonwovens SA	100,392
356	Philip Morris CR AS	185,265
22,085	Telefonica 02 Czech Republic AS	500,626
1,300	Unipetrol AS *	12,886

	Total Czech Republic	3,662,016

	Egypt — 1.1%
15,862	Alexandria Mineral Oils Co (a)	116,810
155,645	Commercial International Bank (a)	857,355
30,311	EFG-Hermes Holding SAE (a)	119,299
6,991	Egyptian Co for Mobile Services (a)	139,758
18,291	ElSwedy Electric Co * (a)	125,556
11,437	Orascom Construction Industries (a)	380,525
494,281	Orascom Telecom Holding SAE * (a)	273,025
19,791	Oriental Weavers Co (a)	96,617
88,442	Sidi Kerir Petrochemicals Co (a)	170,158
131,908	South Valley Cement (a)	75,034
100,687	Talaat Moustafa Group * (a)	98,670
157,554	Telecom Egypt (a)	396,092

	Total Egypt	2,848,899

	Hungary — 1.9%
1,708	Egis Gyogyszergyar Nyrt	178,886
136,180	Magyar Telekom Nyrt	381,931
3,844	MOL Hungarian Oil and Gas Nyrt *	465,439
102,323	OTP Bank Nyrt *	3,063,775
3,670	Richter Gedeon Nyrt	708,991

	Total Hungary	4,799,022

	India — 2.3%
866	ACC Ltd	19,164
9,950	Ambuja Cements Ltd	26,278

6	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	India — continued
73,650	Aurobindo Pharma Ltd	280,336
79,231	Bharti Airtel Ltd	581,598
5,843	Grasim Industries Ltd (a)	304,019
63,046	Hindalco Industries Ltd	282,681
467	Hindustan Zinc Ltd	13,163
5,609	Infosys Technologies Ltd	373,000
13,760	Infosys Technologies Ltd Sponsored ADR	917,792
32,588	Ipca Laboratories Ltd	196,195
1,730	Jindal Steel & Power Ltd	25,334
17,924	Mphasis Ltd	172,475
150,319	Reliance Communications Ltd	286,421
42,620	Rural Electrification Corp Ltd (a)	222,677
50,745	Sesa Goa Ltd	297,454
108,719	Shree Renuka Sugars Ltd	171,340
12,220	Steel Authority of India Ltd	41,235
66,338	Sterlite Industries India Ltd	242,940
48,094	Tata Consultancy Services Ltd	1,182,931
14,179	Tata Steel Ltd	191,512
18,840	Wipro Ltd	182,582

	Total India	6,011,127

	Indonesia — 3.3%
892,500	Adaro Energy Tbk PT	249,669
560,000	Astra International Tbk PT	3,323,798
102,000	Bank Central Asia Tbk PT	73,238
26,500	Bank Danamon Indonesia Tbk PT	19,323
1,337,672	Bank Mandiri Tbk PT	884,033
1,615,000	Bank Negara Indonesia (Persero) Tbk PT	653,200
1,390,500	Bank Rakyat Tbk PT	745,250
141,500	Charoen Pokphand Indonesia Tbk PT	24,381
21,750	Indah Kiat Pulp and Paper Corp Tbk PT *	3,818
156,000	Indosat Tbk PT	90,173
781,000	Kalbe Farma Tbk PT	260,384
109,500	Tambang Batubara Bukit Asam Tbk PT	249,991

See accompanying notes to the financial statements.	7

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Indonesia — continued
1,197,000	Telekomunikasi Indonesia Tbk PT	1,015,488
13,300	Telekomunikasi Indonesia Tbk PT Sponsored ADR	454,727
210,000	United Tractors Tbk PT	555,650

	Total Indonesia	8,603,123

	Malaysia — 0.8%
217,700	AMMB Holdings Berhad	444,340
90,960	Genting Berhad	298,421
133,600	Kulim Malaysia Berhad	151,579
155,800	Landmarks Berhad	76,958
127,119	Lion Industries Corp Berhad	79,873
5,400	MISC Berhad	13,486
96,900	PLUS Expressways Bhd	140,542
200,300	Scomi Group Berhad *	21,789
260,700	Sime Darby Berhad	766,235
21,875	Tenaga Nasional Berhad	45,249
27,300	YTL Power International Berhad	20,351
505,300	Zelan Berhad *	82,351

	Total Malaysia	2,141,174

	Mexico — 1.8%
45,720	America Movil SAB de CV Class L ADR	2,625,242
88,300	Grupo Financiero Banorte SAB de CV Class O	400,551
69,400	Grupo Televisa SA-Series CPO *	328,636
74,300	Sare Holding SA de CV Class B *	18,234
78,045	Telefonos de Mexico SAB de CV Class L Sponsored ADR	1,411,834

	Total Mexico	4,784,497

	Morocco — 0.2%
2,499	Attijariwafa Bank	129,248
23,261	Maroc Telecom	457,422

	Total Morocco	586,670

8	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Philippines — 0.6%
115,400	Aboitiz Power Corp	76,825
563,600	Alliance Global Group Inc	148,517
2,171,300	Lopez Holding Corp *	240,145
301,000	Megaworld Corp	14,364
177,907	Metropolitan Bank & Trust Co	235,441
9,950	Philippine Long Distance Telephone Co	492,166
1,500	Philippine Long Distance Telephone Co Sponsored ADR	74,520
35,700	Security Bank Corp	63,915
80,000	Universal Robina Corp	61,597
1,262,900	Vista Land & Lifescapes Inc	67,039

	Total Philippines	1,474,529

	Poland — 1.7%
17,228	Asseco Poland SA	307,766
11,670	Grupa Lotos SA *	163,890
51,875	KGHM Polska Miedz SA	3,178,780
7,552	Kopex SA *	54,984
20,530	Polski Koncern Naftowy Orlen SA *	326,449
56,458	Telekomunikacja Polska SA	340,475

	Total Poland	4,372,344

	Russia — 14.4%
16,345	Gazprom Neft Class S (a)	88,356
434,407	Gazprom OAO Sponsored ADR	12,786,283
62,000	KamAZ * (a)	175,248
118,003	Lukoil OAO ADR	8,355,716
27,689	Magnit OJSC Sponsored GDR (Registered Shares)	786,939
26,817	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)	388,321
6,890	Mechel Sponsored ADR	209,663
94,524	MMC Norilsk Nickel JSC ADR (a)	2,282,074
47,200	Mobile Telesystems Sponsored ADR	888,776
20,125	NovaTek OAO Sponsored GDR (Registered Shares)	2,616,860
3,293	Novolipetsk Steel GDR (Registered Shares)	151,315
34,432	OAO Tatneft Sponsored GDR (Registered Shares)	1,439,337

See accompanying notes to the financial statements.	9

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Russia — continued
677	Polyus Gold Sponsored ADR	23,120
332,942	Rosneft OJSC GDR (Registered Shares)	3,145,055
120,940	Sberbank Class S (a)	427,448
202,587	Surgutneftegas Sponsored ADR	2,357,416
424,000	United Co RUSAL Plc *	718,669
12,600	Uralkali Sponsored GDR	514,962

	Total Russia	37,355,558

	South Africa — 3.5%
12,267	Absa Group Ltd	228,489
28,925	African Bank Investments Ltd	148,634
577	African Rainbow Minerals Ltd	17,497
7,190	AngloGold Ashanti Ltd	350,941
23,449	ArcelorMittal South Africa Ltd	303,611
200,689	Aveng Ltd	1,054,592
14,609	Bidvest Group Ltd	327,372
6,658	Exxaro Resources Ltd	145,798
141,466	FirstRand Ltd	397,905
22,532	Foschini Ltd	254,340
5,834	Gold Fields Ltd	104,502
110,645	Growthpoint Properties Ltd	270,265
9,798	Impala Platinum Holdings Ltd	289,317
776	Kumba Iron Ore Ltd	52,493
72,733	MTN Group Ltd	1,284,553
99,185	Murray & Roberts Holdings Ltd	356,048
6,795	Nedbank Group Ltd	124,643
30,383	Sanlam Ltd	117,942
37,972	Sasol Ltd	2,079,273
600	Sasol Ltd Sponsored ADR	32,922
94,194	Telkom South Africa Ltd	479,552
1,039	Tiger Brands Ltd	27,215
19,597	Vodacom Group (Pty) Ltd	210,999
31,400	Wilson Bayly Holmes-Ovcon Ltd	522,550

	Total South Africa	9,181,453

10	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	South Korea — 18.2%
49,669	Busan Bank	599,188
28,192	Daegu Bank	381,941
3,278	Daelim Industrial Co Ltd	286,022
8,130	Daewoo Securities Co Ltd	167,111
8,029	Daewoo Shipbuilding & Marine Engineering Co Ltd	246,571
7,054	Dongbu Insurance Co Ltd	287,561
930	Doosan Corp	103,478
15,472	GS Holdings Corp	958,764
46,702	Hana Financial Group Inc	1,870,816
24,925	Hanwha Chemical Corp	746,293
24,942	Hanwha Corp	987,025
3,155	Honam Petrochemical Corp	874,313
28,019	Hynix Semiconductor Inc *	705,359
6,652	Hyosung Corp	461,738
8,602	Hyundai Heavy Industries Co Ltd	3,329,919
4,077	Hyundai Mipo Dockyard	627,359
7,833	Hyundai Mobis	1,827,028
9,735	Hyundai Motor Co	1,541,236
8,033	Hyundai Steel Co	926,779
52,445	Industrial Bank of Korea	789,571
9,737	INTOPS Co Ltd	177,132
41,888	Kangwon Land Inc	932,249
26,448	KB Financial Group Inc	1,295,996
925	KCC Corp	257,775
21,490	Kia Motors Corp	1,098,318
68,710	Korea Exchange Bank	558,346
13,706	Korea Investment Holdings Co Ltd	510,589
3,278	Korea Kumho Petrochemical Co Ltd	391,691
2,769	Korea Zinc Co Ltd	824,697
11,150	KT Corp	388,392
7,200	KT Corp Sponsored ADR *	142,488
22,596	KT&G Corp	1,148,043
1,753	LG Chem Ltd	580,014
13,261	LG Corp	913,853

See accompanying notes to the financial statements.	11

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	South Korea — continued
3,050	LG Display Co Ltd	97,031
67,688	LG Uplus Corp	340,960
1,603	Lotte Shopping Co Ltd	558,946
2,494	OCI Company Ltd	825,538
8,821	POSCO	3,612,566
1,000	POSCO ADR	103,080
2,516	S-Oil Corp	240,154
47,580	Samho International Co Ltd *	128,896
3,770	Samsung C&T Corp	225,626
1,748	Samsung Fire & Marine Insurance Co Ltd	347,108
13,853	Samsung Heavy Industries Co Ltd	448,394
6,090	Samsung Life Insurance Co Ltd	576,875
657	Samsung SDI Co Ltd	97,358
9,259	Samsung Securities Co Ltd	624,235
8,658	Samsung Electronics Co Ltd	7,100,859
37,047	Shinhan Financial Group Co Ltd	1,552,982
370	Shinsegae Co Ltd	81,875
1,572	SK Energy Co Ltd	245,823
4,576	SK Telecom Co Ltd	661,326
46,939	SK Telecom Co Ltd ADR	825,657
8,138	SK Holdings Co Ltd	959,176
59,976	Woori Finance Holdings Co Ltd	730,212

	Total South Korea	47,322,332

	Sri Lanka — 0.1%
100,074	Hatton National Bank Plc	359,537

	Taiwan — 11.2%
16,000	Acer Inc	39,063
458,983	Advanced Semiconductor Engineering Inc	518,001
111,796	Asustek Computer Inc	1,019,984
25,300	AU Optronics Corp Sponsored ADR *	227,194
367,000	Chang Hwa Commercial Bank	271,431
134,000	China Airlines Ltd *	87,654

12	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Taiwan — continued
49,000	China Development Financial Holding Corp	18,946
440,500	China Petrochemical Development Corp. *	505,572
753,307	China Steel Corp	853,194
764,136	Chinatrust Financial Holding Co Ltd	602,240
645,594	Chunghwa Telecom Co Ltd	1,919,239
4,600	Chunghwa Telecom Co Ltd ADR	135,746
1,049,577	Compal Electronics Inc	1,236,932
61,237	Delta Electronics Inc	256,022
168,000	Eva Airways Corp *	152,534
581,967	Evergreen Marine Corp *	515,961
257,000	Far Eastern Textile Co Ltd	402,009
562,195	Far Eastone Telecommunications Co Ltd	804,990
355,500	First Financial Holding Co Ltd	290,699
193,000	Formosa Chemicals & Fibre Co	659,311
50,987	Formosa Petrochemical Corp	154,359
268,000	Formosa Plastics Corp	900,887
261,356	Hon Hai Precision Industry Co Ltd	969,780
96,031	HTC Corp	3,468,697
10,522	Largan Precision Co Ltd	289,255
250,028	Lite-On Technology Corp	313,629
845,000	Mega Financial Holding Co Ltd	613,360
376,289	Nan Ya Plastics Corp	1,091,964
165,219	Novatek Microelectronics Corp Ltd	509,309
172,962	Pegatron Corp *	205,963
124,000	Powertech Technology Inc	435,033
830,200	ProMOS Technologies Inc *	58,210
586,715	Quanta Computer Inc	1,154,406
2,000	Siliconware Precision Industries Co ADR	13,580
817,545	Taishin Financial Holding Co Ltd *	426,762
376,476	Taiwan Mobile Co Ltd	843,309
22,200	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	272,838
1,807,606	Taiwan Semiconductor Manufacturing Co Ltd	4,307,059
17,997	TPK Holding Co Ltd *	494,892
1,583,000	United Microelectronics Corp	823,553

See accompanying notes to the financial statements.	13

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Taiwan — continued
519,832	Wistron Corp	932,293
142,800	WPG Holdings Co Ltd	247,680
86,000	Yuanta Financial Holding Co Ltd	59,086

	Total Taiwan	29,102,626

	Thailand — 3.7%
231,990	Advanced Info Service Pcl (Foreign Registered) (a)	605,475
1,509,240	Asian Property Development Pcl (Foreign Registered) (a)	308,218
13,000	Bangkok Bank Pcl (Foreign Registered) (a)	68,296
96,050	Bangkok Bank Pcl NVDR	504,601
270,300	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	437,023
10,100	Banpu Pcl (Foreign Registered) (a)	241,350
131,500	Electricity Generating Pcl (Foreign Registered) (a)	428,403
74,310	Kasikornbank Pcl (Foreign Registered) (a)	295,347
847,500	Krung Thai Bank Pcl (Foreign Registered) (a)	456,509
630,900	LPN Development Pcl (Foreign Registered) (a)	192,218
103,300	PTT Chemical Pcl (Foreign Registered) (a)	490,174
43,600	PTT Exploration & Production Pcl (Foreign Registered) (a)	261,416
284,122	PTT Pcl (Foreign Registered) (a)	3,155,146
69,039	Siam Cement Pcl (Foreign Registered) (a)	752,657
46,600	Siam Cement Pcl NVDR	477,332
99,450	Siam Commercial Bank Pcl (Foreign Registered) (a)	332,934
264,970	Thai Oil Pcl (Foreign Registered) (a)	645,097
24,300	Total Access Communication PCL (a)	32,743

	Total Thailand	9,684,939

	Turkey — 3.2%
40,104	Akbank TAS	187,739
67,394	Asya Katilim Bankasi AS	108,743
113,864	Haci Omer Sabanci Holding AS	457,338
30,989	Tupras-Turkiye Petrol Rafineriler AS	773,701
343,419	Turk Telekomunikasyon AS	1,533,258
213,350	Turkcell Iletisim Hizmet AS	1,200,645
375,601	Turkiye Garanti Bankasi	1,664,418

14	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Turkey — continued
245,081	Turkiye IS Bankasi Class C	763,819
133,493	Turkiye Vakiflar Bankasi TAO Class D	323,214
63,072	Turkiye Halk Bankasi AS	459,332
289,638	Yapi ve Kredi Bankasi AS *	808,040

	Total Turkey	8,280,247

	TOTAL COMMON STOCKS (COST $209,354,772)	234,006,171

	PREFERRED STOCKS — 8.5%

	Brazil — 6.4%
42,400	AES Tiete SA 10.36%	586,128
1,741	Banco Bradesco SA *	33,809
105,108	Banco Bradesco SA 0.55%	2,021,551
44,800	Banco do Estado do Rio Grande do Sul SA Class B 1.79%	490,059
27,900	Bradespar SA 0.08%	724,079
12,200	Brasil Telecom SA 4.38%	92,024
10,700	Braskem SA Class A *	130,422
41,800	Centrais Eletricas Brasileiras SA Class B 5.69%	760,228
1,000	Cia Energetica de Sao Paulo Class B .35%	16,408
13,785	Cia Energetica de Minas Gerais 2.44%	229,087
6,600	Companhia de Transmissao de Energia Eletrica Paulista 1.45%	202,229
3,900	Companhia Paranaense de Energia Class B 0.18%	97,980
5,200	Eletropaulo Metropolitana SA 5.93%	100,325
7,000	Gerdau SA 1.12%	92,517
163,652	Itausa-Investimentos Itau SA 0.47%	1,194,095
32,200	Metalurgica Gerdau SA 1.42%	500,089
15,524	Petroleo Brasileiro SA (Petrobras) 0.46%	266,664
100,190	Petroleo Brasileiro SA Sponsored ADR 0.42%	3,523,682
19,100	Tele Norte Leste Participacoes ADR 4.29%	301,589
92,700	Usinas Siderrurgicas de Minas Gerais SA Class A 2.69%	1,058,601
15,856	Vale SA Class A 2.62%	472,688
127,430	Vale SA Sponsored ADR 2.53%	3,819,077

	Total Brazil	16,713,331

See accompanying notes to the financial statements.	15

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Chile — 0.0%
21,433	Embotelladora Andina SA B Shares 1.86%	95,038

	Russia — 1.1%
2,199,690	Surgutneftegaz Class S 5.91% (a)	1,302,568
1,112	Transneft 0.57% (a)	1,575,747

	Total Russia	2,878,315

	South Korea — 1.0%
6,002	Hyundai Motor Co 2.55%	335,317
4,064	Samsung Electronics Co Ltd (Non Voting) 1.66%	2,193,309

	Total South Korea	2,528,626

	TOTAL PREFERRED STOCKS (COST $19,549,205)	22,215,310

	RIGHTS AND WARRANTS — 0.0%

	Malaysia — 0.0%
16,700	Kulim Malaysia Berhad, Warrants, Expires 02/27/16 *	—

	TOTAL RIGHTS AND WARRANTS (COST $0)	—

	MUTUAL FUNDS — 0.0%

	United States — 0.0%
	Affiliated Issuers
1	GMO U.S. Treasury Fund	14

	TOTAL MUTUAL FUNDS (COST $14)	14

16	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
EUR	61	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.12%, due 03/01/11	17
USD	1,323,694	Citibank (New York) Time Deposit, 0.03%, due 03/01/11	1,323,694

		Total Time Deposits	1,323,711

		TOTAL SHORT-TERM INVESTMENTS (COST $1,323,711)	1,323,711

		TOTAL INVESTMENTS — 98.9% (Cost $230,227,702)	257,545,206
		Other Assets and Liabilities (net) — 1.1%	2,842,160

		TOTAL NET ASSETS — 100.0%	$260,387,366

Notes to Schedule of Investments:

ADR - American Depositary Receipt
CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.
GDR - Global Depository Receipt
NVDR - Non-Voting Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

EUR - Euro
USD - United States Dollar

See accompanying notes to the financial statements.	17

GMO Emerging Countries Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $230,227,688) (Note 2)	$257,545,192
Investments in affiliated issuers, at value (cost $14) (Notes 2 and 10)	14
Foreign currency, at value (cost $616,808) (Note 2)	617,516
Receivable for investments sold	2,304,017
Receivable for Fund shares sold	74,565
Dividends and interest receivable	666,329
Foreign taxes receivable	323,992
Miscellaneous receivable	17,588

Total assets	261,549,213

Liabilities:
Payable for investments purchased	405,594
Payable for Fund shares repurchased	182,901
Payable to affiliate for (Note 5):
Management fee	131,947
Shareholder service fee	26,973
Administration fee – Class M	4,638
Trustees and Chief Compliance Officer of GMO Trust fees	693
Payable for 12b-1 fee – Class M	13,966
Payable for foreign currency purchased	1,010
Accrued expenses	394,125

Total liabilities	1,161,847

Net assets	$260,387,366

18	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$260,215,816
Distributions in excess of net investment income	(333,740)
Accumulated net realized loss	(26,830,450)
Net unrealized appreciation	27,335,740

$260,387,366

Net assets attributable to:
Class III shares	$231,920,751

Class M shares	$28,466,615

Shares outstanding:
Class III	20,164,849

Class M	2,509,613

Net asset value per share:
Class III	$11.50

Class M	$11.34

See accompanying notes to the financial statements.	19

GMO Emerging Countries Fund
(A Series of GMO Trust)

Statement of Operations – Year Ended February 28, 2011

Investment Income:
Dividends (net of withholding taxes of $719,970)	$5,388,974
Interest	1,848
Dividends from affiliated issuers (Note 10)	766

Total investment income	5,391,588

Expenses:
Management fee (Note 5)	1,585,171
Shareholder service fee – Class III (Note 5)	314,859
12b-1 fee – Class M (Note 5)	84,917
Administration fee – Class M (Note 5)	67,933
Custodian and fund accounting agent fees	960,706
Audit and tax fees	123,186
Transfer agent fees	52,427
Registration fees	30,004
Legal fees	12,051
Trustees fees and related expenses (Note 5)	5,358
Miscellaneous	45,304

Total expenses	3,281,916
Fees and expenses reimbursed by Manager (Note 5)	(372,021)
Expense reductions (Note 2)	(93)

Net expenses	2,909,802

Net investment income (loss)	2,481,786

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of capital gains tax of $385,869) (Note 2)	49,784,630
Investments in affiliated issuers	(240)
Realized gains distributions from affiliated issuers (Note 10)	105
Foreign currency, forward contracts and foreign currency related transactions (net of foreign transaction taxes of $33,325) (Note 2)	(373,897)

Net realized gain (loss)	49,410,598

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of change in foreign capital gains tax of $391) (Note 2)	4,744,364
Investments in affiliated issuers	239
Foreign currency, forward contracts and foreign currency related transactions	98,648

Net unrealized gain (loss)	4,843,251

Net realized and unrealized gain (loss)	54,253,849

Net increase (decrease) in net assets resulting from operations	$56,735,635

20	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,481,786	$1,876,303
Net realized gain (loss)	49,410,598	9,818,239
Change in net unrealized appreciation (depreciation)	4,843,251	79,466,031

Net increase (decrease) in net assets from operations	56,735,635	91,160,573

Distributions to shareholders from:
Net investment income
Class III	(2,619,986)	(2,129,850)
Class M	(337,720)	(354,273)

Total distributions from net investment income	(2,957,706)	(2,484,123)

Net realized gains
Class III	—	(400,445)
Class M	—	(80,952)

Total distributions from net realized gains	—	(481,397)

	(2,957,706)	(2,965,520)

Net share transactions (Note 9):
Class III	10,750,817	12,118,023
Class M	(10,657,117)	(4,647,521)

Increase (decrease) in net assets resulting from net share transactions	93,700	7,470,502

Total increase (decrease) in net assets	53,871,629	95,665,555

Net assets:
Beginning of period	206,515,737	110,850,182

End of period (including distributions in excess of net investment income of $333,740 and $65,494, respectively)	$260,387,366	$206,515,737

See accompanying notes to the financial statements.	21

GMO Emerging Countries Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$9.24		$5.06		$15.26		$16.04		$19.20

Income (loss) from investment operations:
Net investment income (loss)†	0.11		0.09		0.24		0.23		0.32
Net realized and unrealized gain (loss)	2.28		4.23		(8.10)		4.87		2.50

Total from investment operations	2.39		4.32		(7.86)		5.10		2.82

Less distributions to shareholders:
From net investment income	(0.13)		(0.12)		(0.22)		(0.30)		(0.36)
From net realized gains	—		(0.02)		(2.12)		(5.58)		(5.62)

Total distributions	(0.13)		(0.14)		(2.34)		(5.88)		(5.98)

Net asset value, end of period	$11.50		$9.24		$5.06		$15.26		$16.04

Total Return	25.89	%(a)	85.52	%(a)	(58.58	)%(a)	30.68	%(a)	16.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$231,921		$174,933		$89,902		$371,540		$339,268
Net expenses to average daily net assets	1.15	%(b)(c)	1.17	%(b)	1.16	%(d)	1.11	%(d)	1.06%
Net investment income (loss) to average daily net assets	1.05%		1.10%		2.25%		1.31%		1.74%
Portfolio turnover rate	124%		138%		128%		72%		58%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.15%		0.25%		0.14%		0.03%		—

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

22	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$9.12		$5.00		$15.07		$15.90		$19.05

Income (loss) from investment operations:
Net investment income (loss)†	0.08		0.07		0.16		0.18		0.30
Net realized and unrealized gain (loss)	2.24		4.17		(7.92)		4.82		2.44

Total from investment operations	2.32		4.24		(7.76)		5.00		2.74

Less distributions to shareholders:
From net investment income	(0.10)		(0.10)		(0.19)		(0.25)		(0.27)
From net realized gains	—		(0.02)		(2.12)		(5.58)		(5.62)

Total distributions	(0.10)		(0.12)		(2.31)		(5.83)		(5.89)

Net asset value, end of period	$11.34		$9.12		$5.00		$15.07		$15.90

Total Return	25.48	%(a)	84.90	%(a)	(58.67	)%(a)	30.29	%(a)	15.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$28,467		$31,582		$20,948		$31,386		$29,423
Net expenses to average daily net assets	1.45	%(b)(c)	1.47	%(c)	1.48	%(d)	1.41	%(d)	1.36%
Net investment income (loss) to average daily net assets	0.80%		0.83%		1.68%		0.99%		1.63%
Portfolio turnover rate	124%		138%		128%		72%		58%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.15%		0.25%		0.23%		0.03%		—

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	23

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Emerging Countries Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the S&P/IFCI Composite Index. The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to emerging countries. “Emerging countries” include all countries that are not considered to be “developed market countries” by the MSCI World Index or MSCI EAFE Index. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging countries.

The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments.

In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives (including options, futures, warrants, swap contracts, and reverse repurchase agreements) and exchange-traded funds (“ETFs”) (i) as a substitute for direct investment; (ii) in an attempt to reduce investment exposures (which may result in a reduction below zero); (iii) to effect transactions intended as substitutes for securities lending; and/or (iv) in an attempt to adjust elements of its investment and/or foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee while Class III shares bear a shareholder service fee (See Note 5). The principal economic difference between the classes of shares is the type and level of fees they bear.

24

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund currently limits subscriptions due to capacity considerations.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 6.9% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, 74.0% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The

25

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund values certain Russian securities using a price from a secondary exchange. The Fund valued certain equity securities based on the value of underlying securities or an underlying index to which the securities are linked. The Fund valued Egyptian securities based on movements in related GDRs as no observable market prices were available on February 28, 2011 due to the continued suspension of trading and political unrest in Egypt.

26

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Argentina	$82,468	$—	$—	$82,468
Brazil	16,934,055	—	—	16,934,055
Chile	676,336	—	—	676,336
China	1,619,634	34,123,585	—	35,743,219
Czech Republic	—	3,662,016	—	3,662,016
Egypt	—	—	2,848,899	2,848,899
Hungary	—	4,799,022	—	4,799,022
India	917,792	4,566,639	526,696	6,011,127
Indonesia	454,727	8,148,396	—	8,603,123
Malaysia	—	2,141,174	—	2,141,174
Mexico	4,784,497	—	—	4,784,497
Morocco	—	586,670	—	586,670
Philippines	74,520	1,400,009	—	1,474,529
Poland	—	4,372,344	—	4,372,344
Russia	1,098,439	33,283,993	2,973,126	37,355,558
South Africa	32,922	9,148,531	—	9,181,453
South Korea	1,071,225	46,251,107	—	47,322,332
Sri Lanka	—	359,537	—	359,537
Taiwan	1,144,250	27,958,376	—	29,102,626
Thailand	—	981,933	8,703,006	9,684,939
Turkey	—	8,280,247	—	8,280,247

TOTAL COMMON STOCKS	28,890,865	190,063,579	15,051,727	234,006,171

Preferred Stocks
Brazil	16,713,331	—	—	16,713,331
Chile	95,038	—	—	95,038
Russia	—	—	2,878,315	2,878,315
South Korea	—	2,528,626	—	2,528,626

TOTAL PREFERRED STOCKS	16,808,369	2,528,626	2,878,315	22,215,310

27

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Rights and Warrants
Malaysia	$—	$0 *	$—	$0

TOTAL RIGHTS AND WARRANTS	—	0	—	0

Mutual Funds
United States	14	—	—	14

TOTAL MUTUAL FUNDS	14	—	—	14

Short-Term Investments	1,323,711	—	—	1,323,711

Total Investments	47,022,959	192,592,205	17,930,042	257,545,206

Total	$47,022,959	$192,592,205	$17,930,042	$257,545,206

*	Represents the interest in securities that have no value as of February 28, 2011.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 6.9% of total net assets.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

28

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
										Investments
	Balances				Change in				Balances	Still
	as of	Net	Accrued	Total	Unrealized	Transfer		Transfer	as of	Held as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into		out of	February 28,	February
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	level 3*		level 3*	2011	28, 2011
Common Stocks
Egypt	$—	$694,700	$—	$44,839	$(1,118,459)	$3,227,819	**	$—	$2,848,899	$(1,118,459)
India	—	(30,192)	—	287,642	6,635	262,611	**	—	526,696	6,635
Russia	—	(4,821,632)	—	2,082,395	51,795	5,660,568	**	—	2,973,126	51,795
South Korea	—	(27,475)	—	27,475	—	—		—	—	—
Thailand	10,959,643	(6,841,161)	—	4,623,151	943,306	—		(981,933)**	8,703,006	1,064,212
Preferred Stocks
Russia	—	709,504	—	(54,043)	814,907	1,407,947	**	—	2,878,315	814,907

Total	$10,959,643	$(10,316,256)	$—	$7,011,459	$698,184	$10,558,945		$(981,933)	$17,930,042	$819,090

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

29

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, foreign currency transactions, losses on wash sale transactions, differing treatment of capital gain taxes, passive foreign investment company transactions and post-October currency losses.

30

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$2,957,706	$2,486,135
Net long-term capital gain	—	479,385

Total distributions	$2,957,706	$2,965,520

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(23,106,078)
Post-October currency loss deferral	$(312,302)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(23,106,078)

Total	$(23,106,078)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$233,968,537	$30,143,649	$(6,566,980)	$23,576,669

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S.

31

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not

32

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies tied economically to emerging countries and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

33

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries and geographic regions); Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Fund of Funds Risk (risk that the underlying funds (including exchange-traded funds (ETFs)) in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in

34

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will

35

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market

36

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on local closing prices, adjusted by a factor, supplied by a third party vendor using that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains

37

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

38

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated

39

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$0 *	$—	$0

Total	$—	$—	$—	$0	$—	$0

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (rights and warrants)	$—	$—	$—	$(18,392)	$—	$(18,392)
Foreign Currency Contracts	—	$(1,720)	—	—	—	$(1,720)

Total	$—	$(1,720)	$—	$(18,392)	$—	$(20,112)

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$(3,008)	$—	$(3,008)

Total	$—	$—	$—	$(3,008)	$—	$(3,008)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	Represents the interest in securities that have no value as of February 28, 2011.

40

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The volume of derivative activity, based on absolute values (Forward currency contracts, rights and warrants) outstanding at each month-end, was as follows for the year ended February 28, 2011.

	Forward
	Currency	Rights/
	Contracts	Warrants

Average amount outstanding	$2,401	$15,275

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.65% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or for the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund’s average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 1.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means administration fees and distribution (12b-1) fees (Class M Shares only), shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These contractual expense limitations will continue through at

41

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $5,358 and $1,761, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder of the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Total Indirect
expense)	Service Fees	Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $294,646,589 and $296,289,732, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 44.33% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

42

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, 0.16% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 2.85% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	3,527,850	$35,095,642	4,133,669	$35,599,651
Shares issued to shareholders in reinvestment of distributions	168,351	1,906,554	226,027	2,048,239
Shares repurchased	(2,462,544)	(26,251,379)	(3,185,221)	(25,529,867)

Net increase (decrease)	1,233,657	$10,750,817	1,174,475	$12,118,023

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class M:	Shares	Amount	Shares	Amount

Shares sold	218,838	$2,332,605	367,766	$2,886,620
Shares issued to shareholders in reinvestment of distributions	30,131	337,720	48,468	435,225
Shares repurchased	(1,202,896)	(13,327,442)	(1,142,455)	(7,969,366)

Net increase (decrease)	(953,927)	$(10,657,117)	(726,221)	$(4,647,521)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$1,299,863	$10,800,887	$12,100,735	$766	$105	$14

Totals	$1,299,863	$10,800,887	$12,100,735	$766	$105	$14

43

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Countries Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Countries Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

44

GMO Emerging Countries Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs

45

GMO Emerging Countries Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	1.14%	$1,000.00	$1,189.10	$6.19
2) Hypothetical	1.14%	$1,000.00	$1,019.14	$5.71

Class M

1) Actual	1.44%	$1,000.00	$1,187.10	$7.81
2) Hypothetical	1.44%	$1,000.00	$1,017.65	$7.20

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

46

GMO Emerging Countries Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

During the year ended February 28, 2011, the Fund paid foreign taxes of $1,102,627 and recognized foreign source income of $6,188,654.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

47

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

48

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

49

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

50

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

51

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Emerging Country Debt Fund returned +22.2% for the fiscal year ended February 28, 2011, outperforming the Fund’s benchmark during the fiscal year by 12.4%.

The J.P. Morgan Emerging Markets Bond Index Global (EMBIG) gained 9.8% during the same period. EMBIG spreads over U.S. Treasuries tightened 7 basis points to 304 basis points, while the yield on the 10-year U.S. Treasury bond fell by 18 basis points to 3.4%.

The EMBIG’s biggest gainers of the fiscal year were Belize (+47.0%), Argentina (+40.6%), and Jamaica (+23.6%). The worst performing countries for the fiscal year were Egypt (-0.9%), Tunisia (+1.9%), and Vietnam (+4.6%).

Market selection added 252 basis points of positive relative performance. Overweighting Argentina, Ukraine, and Belize and underweighting Mexico made positive contributions. The Fund’s Ivory Coast overweight detracted from relative performance.

Security selection added 829 basis points of positive relative performance. The largest contribution came from Argentina defaulted bonds, judgments, and performing euro-denominated issues, after hedging the currency back to dollars. Quasi-sovereign bonds in Russia, Mexico, and Ukraine outperformed the EMBIG. The 2040 Turkey bond held in the Fund outperformed the Turkey bonds in the EMBIG. On the other hand, in Venezuela the Fund’s holdings were concentrated in three bonds that underperformed. Non-index restructured Congo bonds outperformed the EMBIG, as did Nigeria oil warrants. Asset-backed securities, which averaged 7% of the portfolio over the fiscal year, added 163 basis points to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Emerging Country Debt Fund Class III Shares and the J.P. Morgan EMBIG
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and 0.50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	J.P. Morgan EMBIG + represents the J.P. Morgan EMBI + prior to December 31, 1999 and the J.P. Morgan EMBIG thereafter. The Manager changed the benchmark due to the belief that the EMBIG is more diversified and representative of the universe of emerging country debt.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	105.3%
Loan Participations	7.0
Loan Assignments	2.0
Short-Term Investments	1.1
Rights and Warrants	0.6
Options Purchased	0.3
Promissory Notes	0.1
Written Options	(0.0)
Futures Contracts	(0.1)
Forward Currency Contracts	(1.3)
Swap Agreements	(1.5)
Reverse Repurchase Agreements	(15.7)
Other	2.2

100.0%

Country / Region Summary**	% of Investments
Argentina	9.7%
Philippines	8.9
Turkey	8.5
Mexico	7.8
Russia	5.5
Brazil	5.0
Venezuela	4.8
Colombia	4.8
Indonesia	4.7
Dominican Republic	3.4
Congo	3.0
Ukraine	2.9
Uruguay	2.8
Iraq	2.5
Peru	2.5
United States	2.1
United Kingdom	1.8
Vietnam	1.6
Italy	1.4
Pakistan	1.4
El Salvador	1.4
Ivory Coast	1.3
Tunisia	1.2
South Africa	1.1
Austria	0.9
Serbia	0.8
South Korea	0.8
Belize	0.7
Trinidad and Tobago	0.7
Greece	0.6

1

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Country / Region Summary**	% of Investments
Angola	0.6%
Sri Lanka	0.6
Qatar	0.4
Bosnia	0.4
Gabon	0.4
Croatia	0.4
Lithuania	0.4
Nigeria	0.4
Barbados	0.3
St. Lucia	0.3
Chile	0.3
Bahamas	0.2
Egypt	0.2
Grenada	0.2
Jamaica	0.2
Ecuador	0.1
Malaysia	0.1
Kazakhstan	0.1
Senegal	0.1
Georgia	0.0
India	0.0
Ghana	0.0
Bulgaria	0.0
Albania	0.0
Israel	0.0
Panama	(0.1)
Lebanon	(0.1)
Hungary	(0.1)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in the funds of GMO Trust (“underlying funds”).
**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments, if any. For example, U.S. Asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (directly or indirectly). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and negative) are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.
∧	Rounds to 0.0%.

2

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 101.0%

		Albania — 0.2%
		Foreign Government Obligations
USD	9,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	3,855,829

		Argentina — 14.0%
		Foreign Government Obligations — 12.3%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	4,005,000
EUR	3,000,000	Republic of Argentina, Step Up, 2.26%, due 12/31/38	1,345,451
USD	1,094,707	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	758,084
EUR	34,940,138	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	34,474,182
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, due 03/31/49 (b)	1,756,485
EUR	307,220,524	Republic of Argentina GDP Linked, due 12/15/35 (c)	53,417,565
USD	76,331,990	Republic of Argentina GDP Linked, due 12/15/35 (c)	10,953,641
ARS	28,000,000	Republic of Argentina GDP Linked, due 12/31/38 (c) (d)	850,919
ARS	28,000,000	Republic of Argentina Global Par Bond, Step Up, 1.18%, due 12/31/38 (d)	3,433,260
EUR	197,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	96,370,870

			207,365,457

		Judgments — 1.7%
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, 1.44%, due 03/31/23 (b) (d) (e)	18,720,000
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23 (b) (d) (e)	9,450,000

			28,170,000

		Total Argentina	235,535,457

		Bahamas — 0.1%
		Foreign Government Obligations
USD	2,500,000	Commonwealth of Bahamas, Reg S, 6.95%, due 11/20/29	2,531,250

		Barbados — 0.3%
		Foreign Government Obligations
USD	4,800,000	Government of Barbados, 144A, 7.00%, due 08/04/22	4,800,000

See accompanying notes to the financial statements.	3

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)

		Belize — 0.6%
		Foreign Government Obligations
USD	12,925,000	Government of Belize, Reg S, Step Up, 6.00%, due 02/20/29	10,986,250

		Bosnia & Herzegovina — 0.6%
		Foreign Government Obligations
DEM	19,185,440	Bosnia & Herzegovina, Series A, Reg S 6 mo. DEM LIBOR + .81%, 2.06%, due 12/11/17	10,186,160

		Brazil — 4.7%
		Corporate Debt — 0.6%
USD	9,000,000	Petrobras International Finance Co., 6.88%, due 01/20/40	9,247,500

		Foreign Government Agency — 0.5%
USD	9,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg S, 5.50%, due 07/12/20	9,045,000

		Foreign Government Obligations — 3.6%
USD	197,732	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	192,788
USD	5,050,237	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	5,151,242
USD	42,000,000	Republic of Brazil, 8.25%, due 01/20/34 (f)	55,020,000

			60,364,030

		Total Brazil	78,656,530

		Chile — 0.1%
		Foreign Government Agency
USD	1,700,000	Empresa Nacional del Petroleo, 144A, 5.25%, due 08/10/20	1,671,950

		Colombia — 1.5%
		Foreign Government Agency — 0.5%
USD	8,000,000	Ecopetrol SA, 7.63%, due 07/23/19	9,220,000

4	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)

		Foreign Government Obligations — 1.0%
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,440,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	6,650,000

			16,090,000

		Total Colombia	25,310,000

		Congo Republic (Brazzaville) — 3.8%
		Foreign Government Obligations
USD	108,440,600	Republic of Congo, Reg S, Series INTL, Step Up, 3.00%, due 06/30/29	64,522,157

		Dominican Republic — 4.0%
		Asset-Backed Securities — 1.5%
USD	26,490,064	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	24,900,660

		Foreign Government Obligations — 2.5%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	8,560,000
USD	42,557,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.31%, due 08/30/24	34,896,740

			43,456,740

		Total Dominican Republic	68,357,400

		Ecuador — 0.3%
		Foreign Government Obligations
USD	13,587,000	Republic of Ecuador, Step Up, Reg S, 10.00%, due 08/15/30 (b)	4,076,100
USD	1,572,548	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, 6 mo. LIBOR + .81%, 1.31%, due 02/27/15 (d)	358,541

		Total Ecuador	4,434,641

		Egypt — 0.2%
		Corporate Debt — 0.0%
USD	390,552	Petroleum Export Ltd., Reg S, 5.27%, due 06/15/11	390,552

		Foreign Government Agency — 0.2%
USD	3,000,000	African Export-Import Bank, 8.75%, due 11/13/14	3,300,000

		Total Egypt	3,690,552

See accompanying notes to the financial statements.	5

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)

		El Salvador — 1.1%
		Foreign Government Obligations
USD	19,000,000	El Salvador Government International Bond, 144A, 7.63%, due 02/01/41	18,905,000

		Gabon — 0.5%
		Foreign Government Obligations
USD	7,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	7,700,000

		Grenada — 0.2%
		Foreign Government Obligations
USD	4,350,000	Republic of Grenada, Reg S, Step Up, 2.50%, due 09/15/25	2,610,000

		Indonesia — 2.7%
		Foreign Government Agency
USD	10,600,000	Majapahit Holding BV, 144A, 7.75%, due 01/20/20	11,872,000
USD	31,000,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	33,867,500

		Total Indonesia	45,739,500

		Iraq — 0.8%
		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28 (f)	13,125,000

		Ivory Coast — 1.5%
		Foreign Government Obligation
USD	65,439,000	Ivory Coast Government International Bond, Reg S, Step Up, 2.50%, due 12/31/32 (b)	24,539,625

		Lithuania — 0.3%
		Foreign Government Obligations
USD	1,000,000	Republic of Lithuania, 144A, 5.13%, due 09/14/17	976,500
USD	4,000,000	Republic of Lithuania, Reg S, 7.38%, due 02/11/20	4,365,000

		Total Lithuania	5,341,500

		Malaysia — 0.9%
		Asset-Backed Securities
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	14,922,144

6	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)

		Mexico — 8.7%
		Foreign Government Agency — 4.3%
EUR	25,000,000	Pemex Project Funding Master Trust, Reg S, 6.38%, due 08/05/16	37,217,248
EUR	26,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	35,244,886

			72,462,134

		Foreign Government Obligations — 4.4%
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	52,172,891
USD	25,000,000	United Mexican States, 5.75%, due 10/12/10	22,375,000

			74,547,891

		Total Mexico	147,010,025

		Nigeria — 0.4%
		Foreign Government Obligations
USD	6,100,000	Nigeria Government International Bond, 144A, 6.75%, due 01/28/21	5,991,603

		Pakistan — 0.8%
		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	14,200,000

		Peru — 2.1%
		Foreign Government Obligations
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	5,976,960
USD	25,000,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	21,500,000
USD	3,784,333	Peru Trust, Series 97-I-P, Class A3, Zero Coupon, due 12/31/15 (d) (g)	567,650
USD	1,293,846	Peru Trust, Series 1998 I-P, Zero Coupon, due 03/10/16 (d) (g)	194,077
USD	1,356,611	Peru Trust II, Series 98-A LB, Zero Coupon, due 02/28/16 (d) (g)	203,492
USD	8,000,000	Republic of Peru, Series 30 Yr., 5.63%, due 11/18/50	7,440,000

		Total Peru	35,882,179

		Philippines — 8.2%
		Foreign Government Agency — 5.3%
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	10,263,750
USD	55,450,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	72,362,250

See accompanying notes to the financial statements.	7

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		Foreign Government Agency — continued
USD	6,296,000	Power Sector Assets & Liabilities Management Corp., 144A, 7.39%, due 12/02/24	7,224,660

			89,850,660

		Foreign Government Obligations — 2.9%
USD	35,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	43,494,220
USD	5,000,000	Republic of Philippine, 6.50%, due 01/20/20	5,693,750

			49,187,970

		Total Philippines	139,038,630

		Qatar — 0.5%
		Foreign Government Agency
USD	4,000,000	Qatari Diar Finance QSC, 144A, 5.00%, due 07/21/20	3,904,000
USD	3,500,000	Qtel International Finance Ltd., Reg S, 7.88%, due 06/10/19	4,051,250

		Total Qatar	7,955,250

		Russia — 6.1%
		Corporate Debt — 5.2%
USD	36,200,000	Gaz Capital SA, Reg S, 9.25%, due 04/23/19 (f)	44,435,500
USD	8,000,000	Sberbank Capital SA, EMTN, 6.48%, due 05/15/13	8,570,400
USD	14,900,000	Transcapital Ltd. (Transneft), Reg S, 8.70%, due 08/07/18	18,178,000
USD	7,600,000	VTB Capital SA, 144A, 6.55%, due 10/13/20 (f)	7,584,800
USD	9,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	9,414,000

			88,182,700

		Foreign Government Agency — 0.9%
USD	15,000,000	RSHB Capital SA, Reg S, 6.30%, due 05/15/17	15,484,500

		Total Russia	103,667,200

		Saint Lucia — 0.5%
		Corporate Debt
USD	8,000,000	First Citizens St Lucia Ltd, 144A, 4.90%, due 02/09/16	8,020,000

8	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)

		Senegal — 0.3%
		Foreign Government Obligations
USD	5,000,000	Republic of Senegal, 8.75%, due 12/22/14	4,900,000

		Serbia — 0.8%
		Foreign Government Obligations
USD	13,968,292	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	13,968,292

		South Africa — 0.8%
		Foreign Government Agency — 0.3%
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	1,950,849
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	3,362,011

			5,312,860

		Foreign Government Obligations — 0.5%
USD	8,500,000	South Africa Government International Bond, 5.50%, due 03/09/20	8,925,000

		Total South Africa	14,237,860

		South Korea — 1.3%
		Foreign Government Agency — 1.0%
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	8,040,000
USD	4,000,000	Korea Gas Corp., Reg S, 6.00%, due 07/15/14	4,367,965
USD	4,000,000	Korea Southern Power Co., Reg S, 5.38%, due 04/18/13	4,248,400

			16,656,365

		Foreign Government Obligations — 0.3%
USD	5,000,000	Republic of Korea, 5.75%, due 04/16/14	5,451,877

		Total South Korea	22,108,242

		Sri Lanka — 0.7%
		Foreign Government Obligations
USD	5,000,000	Republic of Sri Lanka, Reg S, 8.25%, due 10/24/12	5,362,500
USD	1,000,000	Republic of Sri Lanka, Reg S, 7.40%, due 01/22/15	1,085,000
USD	5,000,000	Sri Lanka Government International Bond, Reg. S, 6.25%, due 10/04/20	4,925,000

		Total Sri Lanka	11,372,500

See accompanying notes to the financial statements.	9

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)

		Trinidad And Tobago — 0.8%
		Foreign Government Agency
USD	10,500,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	12,771,150
USD	1,437,500	Petroleum Company of Trinidad and Tobago Ltd., Reg. S, 6.00%, due 05/08/22	1,460,859

		Total Trinidad And Tobago	14,232,009

		Tunisia — 0.3%
		Foreign Government Agency
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	4,576,737

		Turkey — 4.1%
		Foreign Government Obligations
USD	41,000,000	Republic of Turkey, 6.75%, due 05/30/40 (f)	41,153,750
USD	30,000,000	Republic of Turkey, 6.00%, due 01/14/41 (f)	27,262,500

		Total Turkey	68,416,250

		Ukraine — 0.9%
		Foreign Government Agency — 0.4%
USD	7,000,000	Credit Suisse First Boston, the EXIM of Ukraine, 6.80%, due 10/04/12	6,860,000

		Foreign Government Obligations — 0.5%
USD	8,000,000	Ukraine Government International Bond, 144A, 7.95%, due 02/23/21	8,040,000

		Total Ukraine	14,900,000

		United States — 15.5%
		Asset-Backed Securities — 3.5%
USD	3,624,908	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.75%, due 05/15/24	2,138,696
USD	176,231	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.60%, due 10/25/34	123,361
USD	1,306,484	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.70%, due 10/25/30	940,669
USD	20,051,989	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.51%, due 12/15/35	9,023,395
USD	13,934,693	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.51%, due 12/15/35	4,877,142

10	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		Asset-Backed Securities — continued
USD	8,989,617	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.47%, due 05/15/36	4,045,328
USD	4,184,623	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.61%, due 11/25/35	1,240,741
USD	2,299,389	GSAMP Trust, Series 05-HE6, Class A2B, 1 mo. LIBOR + .19%, 0.45%, due 11/25/35	2,219,830
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.49%, due 05/25/37	581,455
USD	8,861,314	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .16%, 0.42%, due 08/25/36	3,260,255
USD	13,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.42%, due 10/25/36	4,940,000
USD	7,488,492	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.43%, due 03/25/36	6,346,497
USD	15,000,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 11/25/36	5,737,500
USD	15,200,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.48%, due 11/25/36	5,280,936
USD	12,868,000	Option One Mortgage Loan Trust, Series 06-3, Class 2A4, 1 mo. LIBOR + .22%, 0.48%, due 02/25/37	5,340,220
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.62%, due 04/25/37	3,040,000

			59,136,025

		U.S. Government — 12.0%
USD	50,000,000	U.S. Treasury Bond, 5.25%, due 02/15/29 (f)	56,593,750
USD	36,896,175	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (c) (h)	37,210,383
USD	58,414,504	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (c) (h)	61,006,648
USD	30,000,000	U.S. Treasury Strip Coupon Bond, due 05/15/23 (f)	18,212,760
USD	50,000,000	U.S. Treasury Strip Coupon Bond, due 11/15/23 (f)	29,482,350

			202,505,891

		Total United States	261,641,916

See accompanying notes to the financial statements.	11

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)

		Uruguay — 3.7%
		Foreign Government Obligations
USD	29,851,571	Republic of Uruguay, 7.63%, due 03/21/36	35,075,596
JPY	988,800,000	Republica Oriental de Uruguay, Series 3BR, Step Up, 2.50%, due 03/14/11 (d)	12,083,132
EUR	10,000,000	Republica Oriental de Uruguay, 6.88%, due 01/19/16	15,179,448

		Total Uruguay	62,338,176

		Venezuela — 4.9%
		Corporate Debt — 0.7%
USD	20,000,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	11,000,000

		Foreign Government Obligations — 4.2%
USD	94,500,000	Republic of Venezuela, Reg S, 7.75%, due 10/13/19 (f)	62,370,000
USD	6,000,000	Republic of Venezuela, Reg S, 9.00%, due 05/07/23	3,990,000
USD	8,100,000	Republic of Venezuela, Reg S, 8.25%, due 10/13/24	5,074,650

			71,434,650

		Total Venezuela	82,434,650

		Vietnam — 1.2%
		Foreign Government Obligations
USD	2,000,000	Socialist Republic of Vietnam, Reg S, 6.75%, due 01/29/20	1,990,000
USD	19,750,000	Socialist Republic of Vietnam, Series 30 Yr., Step Up, 4.00%, due 03/12/28	14,812,500
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.31%, due 03/13/28	3,080,000

		Total Vietnam	19,882,500

		TOTAL DEBT OBLIGATIONS (COST $1,704,965,845)	1,704,194,964

		LOAN ASSIGNMENTS — 2.0%

		Angola — 0.2%
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 5.96%, due 03/07/13	2,127,500
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 5.96%, due 07/08/13	2,104,500

		Total Angola	4,232,000

12	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)

		Dominican Republic — 0.2%
USD	3,600,150	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.22%, due 08/15/15	2,942,043

		Indonesia — 1.1%
USD	3,369,170	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	3,032,253
USD	3,369,170	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	3,032,253
USD	4,493,660	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	4,044,294
USD	2,448,420	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR + .88%, 1.38%, due 12/01/19	2,215,820
JPY	76,680,000	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR + .88%, 1.21%, due 03/28/13	881,110
USD	1,562,000	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.88%, 1.25%, due 03/28/13	1,468,280
EUR	1,919,585	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21 (i)	1,986,698
USD	1,284,665	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.24%, due 12/01/19	1,162,622

		Total Indonesia	17,823,330

		Vietnam — 0.5%
USD	16,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 1.96%, due 06/26/15 (b)(d)	8,282,879

		TOTAL LOAN ASSIGNMENTS (COST $37,128,195)	33,280,252

		LOAN PARTICIPATIONS — 6.9%

		Egypt — 0.2%
CHF	4,011,082	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24 (i)	3,483,757

		Indonesia — 1.9%
USD	414,667	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/19	373,200
USD	553,066	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/19	497,759

See accompanying notes to the financial statements.	13

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		Indonesia — continued
USD	414,667	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/19	373,200
USD	6,792,453	Republic of Indonesia Loan Agreement (Participation with Morgan Stanley), 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	6,113,208
JPY	453,333,344	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR +.88%, 1.21%, due 03/28/13	5,209,135
USD	12,544,608	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 1.56%, due 02/12/13	11,541,040
USD	8,995,747	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.34%, due 09/29/19	8,141,151

		Total Indonesia	32,248,693

		Iraq — 2.8%
JPY	4,926,689,255	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	42,335,755
JPY	643,739,681	Republic of Iraq Paris Club Loan, T Chatani (Participation with Deutsche Bank), due 01/01/28	5,434,170

		Total Iraq	47,769,925

		Russia — 0.6%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd), (b) (d)	10,529,770

		Vietnam — 1.4%
JPY	2,233,115,801	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 1.04%, due 09/01/17	23,339,820

		TOTAL LOAN PARTICIPATIONS (COST $97,576,291)	117,371,965

		PROMISSORY NOTES — 0.1%

		Dominican Republic — 0.1%
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/11	740,427

14	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value /
Principal Amount /
Shares		Description	Value ($)

		Ghana — 0.0%
USD	3,312,500	Republic of Ghana Promissory Notes, 0.00% (b) (j)	331,250

		TOTAL PROMISSORY NOTES (Cost $4,087,508)	1,071,677

		OPTIONS PURCHASED — 0.3%

		Options on Interest Rate Swaps — 0.3%
ILS	200,000,000	ILS Swaption Call, Expires 02/16/12, Strike 4.38%	225,040
ILS	200,000,000	ILS Swaption Put, Expires 02/16/12, Strike 4.38%	238,780
KRW	50,000,000,000	KRW Swaption Call, Expires 03/21/11, Strike 5.64%	2,917,689
KRW	50,000,000,000	KRW Swaption Put, Expires 03/21/11, Strike 5.64%	—
ZAR	800,000,000	ZAR Swaption Call, Expires 02/14/12, Strike 7.24%	609,781
ZAR	800,000,000	ZAR Swaption Put, Expires 02/14/12, Strike 7.24%	638,277

		TOTAL OPTIONS PURCHASED (COST $3,584,841)	4,629,567

		MUTUAL FUNDS — 4.5%

		United States — 4.5%
		Affiliated Issuers
	3,976,082	GMO Short-Duration Collateral Fund	41,271,731
	21,409	GMO Special Purpose Holding Fund (k)	10,705
	1	GMO U.S. Treasury Fund	31
	1,515,449	GMO World Opportunity Overlay Fund	34,370,376

		Total United States	75,652,843

		TOTAL MUTUAL FUNDS (COST $78,413,255)	75,652,843

		RIGHTS AND WARRANTS — 0.6%

		Nigeria — 0.3%
	25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20 *	4,500,000

See accompanying notes to the financial statements.	15

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Venezuela — 0.3%
205,145	Republic of Venezuela Oil Warrants, Expires 04/15/20 *	5,692,774
6,660	Republic of Venezuela Oil Warrants, Expires 04/15/20 *	184,815

	Total Venezuela	5,877,589

	Uruguay — 0.0%
4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 (d) *	—

	TOTAL RIGHTS AND WARRANTS (COST $0)	10,377,589

	SHORT-TERM INVESTMENTS — 0.7%

	Money Market Funds — 0.7%
12,447,878	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	12,447,878

	TOTAL SHORT-TERM INVESTMENTS (COST $12,447,878)	12,447,878

	TOTAL INVESTMENTS — 116.1% (Cost $1,938,203,813)	1,959,026,735
	Other Assets and Liabilities (net) — (16.1%)	(272,047,946)

	TOTAL NET ASSETS — 100.0%	$1,686,978,789

16	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys †
3/08/11	Deutsche Bank AG	EUR	3,000,000	$4,139,539	$94,698

Sales #
3/08/11	Deutsche Bank AG	EUR	318,187,000	$439,049,126	$(19,707,295)
3/15/11	Deutsche Bank AG	JPY	5,500,000,000	67,238,316	(1,084,840)
4/05/11	Deutsche Bank AG	GBP	30,000,000	48,756,058	(1,056,058)

				$555,043,500	$(21,848,193)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Reverse Repurchase Agreements

Face Value		Description	Market Value

USD	13,662,917	JPMorgan Chase Bank, N.A., 0.25%, dated 12/08/10, to be repurchased on demand at face value plus accrued interest. (l)	$(13,670,602)

USD	27,750,000	Barclays Bank PLC, 0.23%, dated 02/10/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/14/11.	(27,752,659)

USD	36,015,188	JPMorgan Chase Bank, N.A., 0.75%, dated 02/04/11, to be repurchased on demand at face value plus accrued interest. (l)	(36,031,695)

USD	28,400,000	Barclays Bank PLC, 0.60%, dated 02/04/11, to be repurchased on demand at face value plus accrued interest. (l)	(28,410,413)

USD	17,137,500	Barclays Bank PLC, 0.23%, dated 02/09/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/11/11.	(17,139,690)

See accompanying notes to the financial statements.	17

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Reverse Repurchase Agreements — continued

Face Value		Description	Market Value

USD	53,777,500	Barclays Bank PLC, 0.25%, dated 02/10/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/14/11.	$(53,783,102)

USD	20,594,375	Barclays Bank PLC, 0.75%, dated 02/14/11, to be repurchased on demand at face value plus accrued interest. (l)	(20,599,952)

USD	31,225,868	Barclays Bank PLC, 0.70%, dated 02/14/11, to be repurchased on demand at face value plus accrued interest. (l)	(31,233,761)

USD	30,958,125	JPMorgan Chase Bank, N.A., 0.75%, dated 02/15/11, to be repurchased on demand at face value plus accrued interest. (l)	(30,965,865)

USD	3,066,740	Barclays Bank PLC, 0.45%, dated 02/17/11, to be repurchased on demand at face value plus accrued interest. (l)	(3,067,162)

			$(262,654,901)

Average balance outstanding			$(275,566,386)
Average interest rate			0.35%
Maximum balance outstanding			$(371,226,354)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

18	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Swap Agreements

Credit Default Swaps

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

10,000,000	USD	3/20/2011	JPMorgan Chase Bank, N.A.	(Pay)	5.00%	1.79%	Government of Ukraine	N/A		$(115,049)
8,000,000	USD	3/20/2011	UBS AG	(Pay)	3.55%	5.47%	Republic of Iraq	N/A		(118,485)
5,000,000	USD	3/20/2011	JPMorgan Chase Bank, N.A.	(Pay)	5.00%	1.79%	Government of Ukraine	N/A		(57,524)
8,000,000	USD	3/20/2011	Citibank N.A.	(Pay)	3.70%	3.64%	Republic of Iraq	N/A		(132,626)
5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	4.31%	Government of Ukraine	5,000,000	USD	83,641
4,000,000	USD	5/20/2011	JPMorgan Chase Bank, N.A.	(Pay)	5.00%	5.25%	Republic of Jamaica	N/A		(1,139)
10,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.89%	4.86%	Islamic Republic of Pakistan	N/A		54,544
6,000,000	USD	6/20/2011	JPMorgan Chase Bank, N.A.	Receive	3.75%	4.31%	Republic of Georgia	6,000,000	USD	33,293
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	2.05%	Government of Ukraine	9,000,000	USD	155,249
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	4.34%	Government of Ukraine	5,000,000	USD	28,897
7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	4.35%	Government of Ukraine	7,000,000	USD	40,214
20,000,000	USD	8/20/2011	Deutsche Bank AG	(Pay)	0.57%	0.48%	United Mexican States	N/A		(10,353)

See accompanying notes to the financial statements.	19

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Credit Default Swaps — continued

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

620,000,000	MXN	8/20/2011	Deutsche Bank AG	Receive	0.40%	0.25%	United Mexican States	620,000,000	MXN	$40,480
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	3.60%	27.15%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(319,211)
7,000,000	USD	10/20/2011	JPMorgan Chase Bank, N.A.	(Pay)	2.75%	3.53%	Republic of Argentina	N/A		(34,891)
45,000,000	USD	10/20/2011	Goldman Sachs International	(Pay)	12.35%	3.53%	Republic of Argentina	N/A		(4,563,291)
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	4.38%	Government of Ukraine	5,000,000	USD	92,771
8,000,000	USD	11/20/2011	JPMorgan Chase Bank, N.A.	(Pay)	2.16%	3.71%	Republic of Argentina	N/A		43,032
3,541,760	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	1.84%	Stemcor UK Ltd.	3,541,760	USD	20,218
4,100,000,000	KZT	1/20/2012	Deutsche Bank AG	Receive	0.32%	0.40%	Republic of Kazakhstan	4,100,000,000	KZT	(12,482)
8,500,000	EUR	1/20/2012	Deutsche Bank AG	(Pay)	0.42%	0.54%	Republic of Kazakhstan	N/A		7,211
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	3.68%	29.91%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(656,564)
5,000,000	USD	7/30/2012	JPMorgan Chase Bank, N.A.	Receive	3.05%	0.48%	Republic of Chile	5,000,000	USD	195,016
5,000,000	USD	8/20/2012	JPMorgan Chase Bank, N.A.	Receive	3.50%	5.52%	Republic of Jamaica	5,000,000	USD	(139,821)

20	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Credit Default Swaps — continued

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

3,000,000	USD	8/28/2012	Deutsche Bank AG	Receive	3.75%	28.15%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	$(840,199)
10,000,000	USD	9/20/2012	JPMorgan Chase Bank, N.A.	(Pay)	1.25%	1.23%	Gazprom OAO	N/A		(59,571)
2,000,000	USD	9/20/2012	Goldman Sachs International	(Pay)	9.20%	5.16%	Republic of Argentina	N/A		(204,347)
85,000,000	PEN	9/20/2012	JPMorgan Chase Bank, N.A.	Receive	0.92%	0.61%	Republic of Peru	85,000,000	PEN	271,213
15,000,000	USD	9/20/2012	JPMorgan Chase Bank, N.A.	(Pay)	1.15%	0.73%	Republic of Peru	N/A		(176,534)
10,000,000	USD	10/4/2012	JPMorgan Chase Bank, N.A.	Receive	2.95%	0.49%	Republic of Chile	10,000,000	USD	514,658
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	11.86%	Petroleos de Venezuela	N/A		375,959
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	11.86%	Petroleos de Venezuela	N/A		392,275
42,000,000	USD	12/20/2012	Morgan Stanley Capital Services Inc.	(Pay)	1.20%	0.10%	Reference security within CDX Index	N/A		(936,058)
125,384,851	USD	12/20/2012	Morgan Stanley Capital Services Inc.	Receive	0.71%	0.07%	Reference security within CDX Index	125,384,851	USD	1,624,739
20,000,000	USD	3/20/2013	Deutsche Bank AG	(Pay)	1.48%	0.72%	United Mexican States	N/A		(443,754)
22,000,000	USD	6/20/2013	Deutsche Bank AG	(Pay)	5.79%	5.86%	Republic of Argentina	N/A		(212,961)

See accompanying notes to the financial statements.	21

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Credit Default Swaps — continued

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

116,613,459	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	6.39%	VTB Leasing	116,613,459	RUB	$(24,305)
19,092,581	USD	6/24/2013	JPMorgan Chase Bank, N.A.	Receive	1.37%	2.56%	VTB Leasing	19,092,581	USD	(157,987)
277,250,000	PEN	8/20/2013	JPMorgan Chase Bank, N.A.	Receive	0.96%	0.72%	Republic of Peru	277,250,000	PEN	599,056
50,000,000	USD	8/20/2013	JPMorgan Chase Bank, N.A.	(Pay)	1.20%	0.85%	Republic of Peru	N/A		(443,046)
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	0.87%	Republic of Brazil	130,000,000	USD	9,820,839
12,225,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	0.79%	Republic of Brazil	N/A		(10,990,623)
7,335,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	0.79%	Republic of Brazil	N/A		(8,547,721)
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	0.87%	Republic of Brazil	80,000,000	USD	7,828,879
10,000,000	USD	12/24/2013	JPMorgan Chase Bank, N.A.	Receive	3.80%	1.28%	Republic of Turkey	10,000,000	USD	766,660
10,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.85%	1.55%	Republic of Italy	N/A		(123,359)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.80%	11.16%	Hellenic Republic of Greece	N/A		2,659,727
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.68%	1.55%	Republic of Italy	N/A		(98,262)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.45%	0.44%	United Kingdom Government	N/A		(464,631)

22	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Credit Default Swaps — continued

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.39%	11.16%	Hellenic Republic of Greece	N/A		$7,814,304
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.28%	0.44%	United Kingdom Government	N/A		(1,081,433)
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.49%	0.61%	Republic of Austria	N/A		(1,140,674)
28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.55%	Republic of Italy	N/A		(214,039)
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	3.38%	Lebanese Republic	N/A		(55,602)
15,000,000	USD	9/20/2014	Deutsche Bank AG	(Pay)	4.03%	1.47%	Sberbank	N/A		(1,568,710)
15,000,000	USD	9/20/2014	Deutsche Bank AG	Receive	3.77%	1.15%	Russian Federation	15,000,000	USD	1,610,369
5,000,000	USD	3/20/2015	JPMorgan Chase Bank, N.A.	Receive	5.00%	4.51%	Government of Ukraine	5,000,000	USD	136,711
8,000,000	USD	3/20/2015	JPMorgan Chase Bank, N.A.	Receive	5.00%	4.51%	Government of Ukraine	8,000,000	USD	218,737
575,500,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	10.87%	Venezuela Eurobond	N/A		157,390,557
765,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	10.97%	Bolivarian Republic of Venezuela	765,000,000	USD	(154,610,674)
25,000,000	USD	3/20/2015	JPMorgan Chase Bank, N.A.	Receive	5.00%	4.51%	Government of Ukraine	25,000,000	USD	683,552
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	10.96%	Bolivarian Republic of Venezuela	412,500,000	USD	(77,329,942)

See accompanying notes to the financial statements.	23

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Credit Default Swaps — continued

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	10.87%	Bolivarian Republic of Venezuela	N/A		$76,064,428
40,000,000	USD	6/20/2015	Barclays Bank PLC	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(4,908,889)
30,000,000	USD	6/20/2015	Barclays Bank PLC	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(3,681,667)
11,000,000	USD	6/20/2015	Deutsche Bank AG	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(1,349,944)
15,000,000	USD	9/20/2015	Barclays Bank PLC	(Pay)	1.00%	1.15%	Republic of Colombia	N/A		67,144
56,950,000,000	COP	11/20/2015	Citibank N.A.	Receive	1.81%	0.86%	Republic of Colombia	56,950,000,000	COP	1,329,847
15,000,000	USD	2/20/2016	Citibank N.A.	(Pay)	2.16%	1.20%	Republic of Colombia	N/A		(678,835)
56,700,000,000	COP	2/20/2016	Citibank N.A.	Receive	1.46%	0.88%	Republic of Colombia	56,700,000,000	COP	763,716
25,000,000	USD	4/20/2016	Citibank N.A.	(Pay)	1.90%	1.22%	Republic of Colombia	N/A		(992,695)
114,800,000,000	COP	4/20/2016	Citibank N.A.	Receive	1.33%	0.89%	Republic of Colombia	114,800,000,000	COP	1,481,820
20,166,667	EUR	6/17/2016	Deutsche Bank AG	Receive	5.60%	9.59%	Republic of Angola	20,166,667	EUR	406,010
20,000,000	USD	8/20/2016	Deutsche Bank AG	(Pay)	0.87%	1.20%	United Mexican States	N/A		334,792
620,000,000	MXN	8/20/2016	Deutsche Bank AG	Receive	0.61%	0.73%	United Mexican States	620,000,000	MXN	(269,604)

24	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Credit Default Swaps — continued

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

97,680,000,000	COP	8/20/2016	Citibank N.A.	Receive	1.51%	0.91%	Republic of Colombia	97,680,000,000	COP	$1,469,879
20,000,000	USD	8/20/2016	Citibank N.A.	(Pay)	2.15%	1.25%	Republic of Colombia	N/A		(918,732)
32,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	10.85%	Bolivarian Republic of Venezuela	32,500,000	USD	(10,609,994)
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	1.22%	Republic of Peru	N/A		16,215
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	0.96%	Republic of Peru	32,000,000	PEN	(84,376)
4,500,000	USD	7/20/2017	JPMorgan Chase Bank, N.A.	Receive	3.30%	6.82%	Republic of Jamaica	4,500,000	USD	(727,649)
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	1.90%	Republic of Turkey	35,000,000	USD	799,529
15,000,000	USD	9/20/2017	JPMorgan Chase Bank, N.A.	Receive	1.77%	1.63%	Republic of Philippines	15,000,000	USD	167,726
10,000,000	USD	12/20/2018	Deutsche Bank AG	Receive	0.44%	0.68%	United Kingdom Government	10,000,000	USD	(154,153)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.61%	9.72%	Hellenic Republic of Greece	10,000,000	USD	(2,961,516)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.62%	1.84%	Republic of Italy	10,000,000	USD	(116,623)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.35%	0.68%	United Kingdom Government	10,000,000	USD	502,081
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.25%	9.72%	Hellenic Republic of Greece	30,000,000	USD	(9,363,001)

See accompanying notes to the financial statements.	25

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Credit Default Swaps — continued

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.46%	0.92%	Republic of Austria	30,000,000	USD	$1,219,781
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.84%	Republic of Italy	20,000,000	USD	(178,935)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.70%	1.84%	Republic of Italy	10,000,000	USD	(62,312)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.25%	0.68%	United Kingdom Government	30,000,000	USD	1,287,548
6,000,000	USD	3/20/2020	Barclays Bank PLC	Receive	1.00%	2.99%	Republic of Croatia	6,000,000	USD	(781,219)
20,000,000	USD	8/15/2031	Goldman Sachs International	(Pay)	1.84%	1.56%	United Mexican States	N/A		(703,353)

										$(25,016,048)

Premiums to (Pay) Receive										$255,706

∧	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

26	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional		Expiration		Receive	Fixed		Market
Amount		Date	Counterparty	(Pay)#	Rate	Variable Rate	Value

43,000,000	PEN	2/16/2012	JPMorgan Chase Bank, N.A.	(Pay)	1.41%	6 month LIBOR	$11,868
46,800,000	PEN	4/21/2014	JPMorgan Chase Bank, N.A.	Receive	5.03%	6 month LIBOR	816,296
51,000,000	BRL	1/2/2013	JPMorgan Chase Bank, N.A.	Receive	13.80%	Floating Rate CDI	553,699

							$1,381,863

Premiums to (Pay) Receive							$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value

20,000,000	USD	3/29/2011	JPMorgan Chase Bank, N.A.	0.90%	Return on Petreleos de Venezuela 2022 Bonds	$(26,291)
15,124,058	USD	12/19/2011	JPMorgan Chase Bank, N.A.	CER Index + 1.24%	3 month LIBOR	(563,165)
9,329,864	USD	12/19/2011	JPMorgan Chase Bank, N.A.	3 month LIBOR + 0.35%	Return on Prestamos Garantizados	1,160,495
15,278,115	USD	12/19/2011	JPMorgan Chase Bank, N.A.	3 month LIBOR + 0.35%	Return on Prestamos Garantizados	146,974
9,329,864	USD	12/19/2011	JPMorgan Chase Bank, N.A.	CER Index + 3.59%	3 month LIBOR	(534,137)

						$183,876

Premiums to (Pay) Receive						$—

As of February 28, 2011, for forward currency contracts, futures contracts, swap agreements, written options, and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	27

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
CER - Coeficiente de Estabilizacion de Referencia
DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks
EMTN - Euromarket Medium Term Note
FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
GDP - Gross Domestic Product
GMTN - Global Medium Term Note
JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen
LIBOR - London Interbank Offered Rate
PDI - Past Due Interest
PIK - Payment In Kind
USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.
VRRB - Variable Rate Reduction Bond
XL - Insured as to the payment of principal and interest by XL Capital Assurance.
Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
The rates shown on variable rate notes are the current interest rates at February 28, 2011, which are subject to change based on the terms of the security.

*	Non-income producing security.
(a)	Security is backed by the U.S. Government.
(b)	Security is in default.
(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).
(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(e)	Security represents a judgment against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. See “Other Matters” for additional information.
(f)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).
(g)	Peru Trust securities are currently in default. See “Other Matters” for additional information.

28	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

(h)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral requirements on swap contracts, forward currency contracts, and written options, if any, (Note 4).
(i)	Non-performing. Borrower not currently paying interest.
(j)	Republic of Ghana promissory notes are currently in default. See “Other Matters” for additional information.
(k)	Underlying investment represents interests in defaulted claims.
(l)	Reverse Repurchase Agreements have an open maturity date and can be closed on demand.

Currency Abbreviations:

ARS - Argentine Peso
BRL - Brazilian Real
CHF - Swiss Franc
COP - Colombian Peso
DEM - Deutsche Mark
EUR - Euro
GBP - British Pound
ILS - Israeli Shekel
JPY - Japanese Yen
KRW - South Korean Won
KZT - Kazakhstan Tenge
MXN - Mexican Peso
MYR - Malaysian Ringgit
PEN - Peruvian Sol
RUB - Russian Ruble
USD - United States Dollar
ZAR - South African Rand

See accompanying notes to the financial statements.	29

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $1,859,790,558) (Note 2)	$1,883,373,892
Investments in affiliated issuers, at value (cost $78,413,255) (Notes 2 and 10)	75,652,843
Cash	2,400,000
Foreign currency, at value (cost $2,294,523) (Note 2)	1,688,516
Receivable for investments sold	4,591,866
Receivable for Fund shares sold	13,791
Dividends and interest receivable	25,223,257
Unrealized appreciation on open forward currency contracts (Note 4)	94,698
Receivable for collateral on open swaps contracts (Note 4)	420,000
Receivable for open swap contracts (Note 4)	282,102,649
Interest receivable for open swap contracts	1,730,054
Receivable for closed swap contracts (Note 4)	224,296
Miscellaneous receivable	1,033,895

Total assets	2,278,549,757

Liabilities:
Payable for investments purchased	365,006
Payable to affiliate for (Note 5):
Management fee	477,476
Shareholder service fee	157,828
Trustees and Trust Officers or agents unaffiliated with the Manager	4,814
Unrealized depreciation on open forward currency contracts (Note 4)	21,848,193
Payable for open swap contracts (Note 4)	305,552,958
Payable for reverse repurchase agreements (Note 2)	262,654,901
Accrued expenses	509,792

Total liabilities	591,570,968

Net assets	$1,686,978,789

30	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$1,863,476,949
Undistributed net investment income	13,256,431
Accumulated net realized loss	(166,190,008)
Net unrealized depreciation	(23,564,583)

$1,686,978,789

Net assets attributable to:
Class III shares	$564,569,785

Class IV shares	$1,122,409,004

Shares outstanding:
Class III	62,068,588

Class IV	123,531,697

Net asset value per share:
Class III	$9.10

Class IV	$9.09

See accompanying notes to the financial statements.	31

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Interest	$223,498,794
Dividends from unaffiliated issuers	773,896
Dividends from affiliated issuers (Note 10)	732,474

Total investment income	225,005,164

Expenses:
Management fee (Note 5)	6,607,898
Shareholder service fee – Class III (Note 5)	814,015
Shareholder service fee – Class IV (Note 5)	1,345,293
Interest expense (Note 2)	1,425,052
Custodian, fund accounting agent and transfer agent fees	1,195,574
Legal fees	195,328
Audit and tax fees	140,346
Trustees fees and related expenses (Note 5)	65,204
Registration fees	19,894
Miscellaneous	44,826

Total expenses	11,853,430
Expense reductions (Note 2)	(725)

Net expenses	11,852,705

Net investment income (loss)	213,152,459

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(54,642,483)
Investments in affiliated issuers	(45)
Realized gains distributions from affiliated issuers (Note 10)	814
Swap contracts	20,526,690
Foreign currency, forward contracts and foreign currency related transactions	6,837,181

Net realized gain (loss)	(27,277,843)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	197,602,017
Investments in affiliated issuers	5,728,119
Swap contracts	7,489,061
Foreign currency, forward contracts and foreign currency related transactions	(21,996,232)

Net unrealized gain (loss)	188,822,965

Net realized and unrealized gain (loss)	161,545,122

Net increase (decrease) in net assets resulting from operations	$374,697,581

32	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$213,152,459	$141,926,626
Net realized gain (loss)	(27,277,843)	39,683,769
Change in net unrealized appreciation (depreciation)	188,822,965	699,945,322

Net increase (decrease) in net assets from operations	374,697,581	881,555,717

Distributions to shareholders from:
Net investment income
Class III	(64,721,761)	(43,904,905)
Class IV	(173,315,562)	(108,329,496)

Total distributions from net investment income	(238,037,323)	(152,234,401)

Net share transactions (Note 9):
Class III	(84,189,171)	(160,150,869)
Class IV	(258,259,432)	(517,798,203)

Increase (decrease) in net assets resulting from net share transactions	(342,448,603)	(677,949,072)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	972,178	3,690,433
Class IV	2,233,723	8,047,100

Increase in net assets resulting from purchase premiums and redemption fees	3,205,901	11,737,533

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(339,242,702)	(666,211,539)

Total increase (decrease) in net assets	(202,582,444)	63,109,777

Net assets:
Beginning of period	1,889,561,233	1,826,451,456

End of period (including undistributed net investment income of $13,256,431 and distributions in excess of net investment income of $6,303,560)	$1,686,978,789	$1,889,561,233

See accompanying notes to the financial statements.	33

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Cash Flows — Year Ended February 28, 2011

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$374,697,581
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation	(188,822,965)
Net realized (gain) loss †	27,277,843
Net amortization of discount and premium	(29,050,970)
Investments purchased	(515,368,082)
Proceeds from sale of investments	920,942,382
Short term investments, net	55,453,001
Realized gain distributions from affiliated issuers	814
Other proceeds (cost):
Swap contracts	36,116,166
Forward currency contracts	7,079,526
Foreign currency and foreign currency related transactions	976,714
Changes in assets and liabilities:
(Increase) decrease in receivable for collateral on open swap contracts	(420,000)
(Increase) decrease in dividends and interest receivable	6,183,423
(Increase) decrease in interest receivable for open swap contracts	(326,274)
(Increase) decrease in miscellaneous receivable	(766,529)
Increase (decrease) in payable to affiliate for:
Management fee	(47,821)
Shareholder service fee payable	(13,360)
Trustee and Chief Compliance Officer of GMO Trust fees	1,174
Increase (decrease) in miscellaneous payable	(18,719,604)
Increase (decrease) in accrued expenses	(285,581)

Net cash provided by (used in) operating activities	674,907,438

Cash flows from financing activities:*
Proceeds from shares sold	137,896,952
Shares repurchased	(660,708,909)
Purchase premiums and redemption fees	3,205,901
Cash distributions paid	(111,388,945)
Increase (decrease) in payable for reverse repurchase agreements	(41,871,404)

Net cash provided by (used in) financing activities	(672,866,405)

Net increase in cash	2,041,033
Cash and cash equivalents, beginning of period	2,047,483

Cash and cash equivalents, end of period	$4,088,516

Supplemental disclosure of cash flow information:
† Noncash operating activities not included herein consists of realized loss of $74,994,266 related to sovereign debt restructuring.
* Reinvestment of dividends and distributions	$126,648,378
ˆ Interest paid on reverse repurchase agreements and to Lehman Brothers in connection with the termination of derivative contracts in 2008 was $1,452,073 for the year ended February 28, 2011.

34	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$8.47		$5.85		$10.06		$10.73		$11.30

Income (loss) from investment operations:
Net investment income (loss)†	1.03	(a)	0.52		0.54		0.68		0.86
Net realized and unrealized gain (loss)	0.81		2.70		(3.77)		(0.13)		0.30

Total from investment operations	1.84		3.22		(3.23)		0.55		1.16

Less distributions to shareholders:
From net investment income	(1.21)		(0.60)		(0.77)		(0.76)		(0.94)
From net realized gains	—		—		(0.21)		(0.46)		(0.79)

Total distributions	(1.21)		(0.60)		(0.98)		(1.22)		(1.73)

Net asset value, end of period	$9.10		$8.47		$5.85		$10.06		$10.73

Total Return(b)	22.23%		55.95%		(32.75)%		5.07%		10.98%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$564,570		$602,065		$535,194		$734,921		$876,598
Net operating expenses to average daily net assets(c)	0.59	%(d)	0.58	%(d)	0.59	%(d)	0.57	%(d)	0.57%
Interest expense to average daily net assets(e)	0.08%		0.11%		0.23%		0.74%		0.48%
Total net expenses to average daily net assets	0.67	%(d)	0.69	%(d)	0.82	%(d)	1.31	%(d)	1.05%
Net investment income (loss) to average daily net assets	11.09	%(f)	6.98%		6.36%		6.36%		7.91%
Portfolio turnover rate	21%		36%		38%		53%		83%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.05		$0.00	(g)	$0.01		$0.01

(a)	Includes income per share of $0.40 as a result of the Fund’s participation in sovereign debt exchanges during the period. Excluding this income, the Fund’s net investment income per share would have been $0.63.
(b)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Includes income of 4.33% of average daily net assets as a result of the Fund’s participation in sovereign debt exchanges. Excluding this income, the Fund’s net investment income to average daily net assets would have been 6.76%.
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	35

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$8.47		$5.85		$10.06		$10.73		$11.30

Income (loss) from investment operations:
Net investment income (loss)†	1.05	(a)	0.53		0.53		0.69		0.87
Net realized and unrealized gain (loss)	0.78		2.69		(3.76)		(0.13)		0.29

Total from investment operations	1.83		3.22		(3.23)		0.56		1.16

Less distributions to shareholders:
From net investment income	(1.21)		(0.60)		(0.77)		(0.77)		(0.94)
From net realized gains	—		—		(0.21)		(0.46)		(0.79)

Total distributions	(1.21)		(0.60)		(0.98)		(1.23)		(1.73)

Net asset value, end of period	$9.09		$8.47		$5.85		$10.06		$10.73

Total Return(b)	22.19%		56.02%		(32.66)%		5.13%		11.06%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,122,409		$1,287,496		$1,291,258		$2,114,181		$1,996,230
Net operating expenses to average daily net assets(c)	0.54	%(d)	0.53	%(d)	0.54	%(d)	0.53	%(d)	0.52%
Interest expense to average daily net assets(e)	0.07%		0.11%		0.23%		0.74%		0.48%
Total net expenses to average daily net assets	0.61	%(d)	0.64	%(d)	0.77	%(d)	1.27	%(d)	1.00%
Net investment income (loss) to average daily net assets	11.37	%(f)	7.03%		6.46%		6.45%		7.97%
Portfolio turnover rate	21%		36%		38%		53%		83%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.04		$0.00	(g)	$0.00	(g)	$0.01

(a)	Includes income per share of $0.41 as a result of the Fund’s participation in sovereign debt exchanges during the period. Excluding this income, the Fund’s net investment income per share would have been $0.64.
(b)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Includes income of 4.43% of average daily net assets as a result of the Fund’s participation in sovereign debt exchanges. Excluding this income, the Fund’s net investment income to average daily net assets would have been 6.94%.
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

36	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Emerging Country Debt Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan Emerging Markets Bond Index Global (“EMBIG”). The Fund invests primarily in sovereign debt of emerging countries, although it also may invest in debt of entities related to, but not guaranteed by emerging countries, or of entities wholly unrelated to emerging countries. Under normal circumstances, the Fund invests directly and indirectly (e.g., through the GMO Funds in which the Fund invests, collectively referred to as the “underlying funds” or derivatives) at least 80% of its assets in debt investments tied economically to emerging countries. The term “emerging countries” means the world’s less developed countries. The Fund typically gains its investment exposure by purchasing debt of sovereign issuers of emerging countries or by using derivatives, typically credit default swaps. The Fund also invests in asset-backed securities (including through GMO Short-Duration Collateral Fund (“SDCF”) and GMO World Opportunity Overlay Fund (“Overlay Fund”)). The Fund invests a substantial portion of its assets in below investment grade securities (also known as “junk bonds”). Generally, at least 75% of the Fund’s assets are denominated in, or hedged into, U.S. dollars. In pursuing its investment objective, the Fund also typically uses exchange-traded and over-the-counter (“OTC”) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards, reverse repurchase agreements, and futures. The Fund’s performance is likely to be more volatile than that of its benchmark.

The Manager emphasizes a “bottom-up” approach to examining and selecting investments and uses analytical techniques to identify inefficiencies in the pricing of emerging country debt investments and to identify investments the Manager believes are undervalued. The Manager also determines country allocations based on its outlook for a country. In addition, the Fund may invest in unaffiliated money market funds.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets. The Manager normally seeks to cause the Fund’s estimated interest rate duration to approximate that of its benchmark. The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

37

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Throughout the year ended February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

The financial statements of the series of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 28, 2011, shares of SDCF, GMO Special Purpose Holding Fund (“SPHF”) and Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 3.9% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See Note 4 for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate

38

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 17.2% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value certain credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative bids received from primary pricing sources. In some cases, bids received

39

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

from primary pricing sources or prices calculated by using industry models are adjusted by a specified discount for liquidity or other considerations (including the Argentine judgment described in Other Matters below). In addition, the Fund valued certain sovereign debt securities using comparable securities issued by the sovereign adjusted by a specified spread. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate. The Fund deemed certain defaulted securities to be worthless. The Fund also used third party valuation services to value certain credit default swaps using unobservable inputs.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
Asset-Backed Securities	$—	$2,138,696	$96,820,133	$98,958,829
Corporate Debt	—	108,820,752	8,020,000	116,840,752
Foreign Government Agency	—	164,941,299	137,425,666	302,366,965
Foreign Government Obligations	—	431,944,272	523,408,255	955,352,527
Judgments	—	—	28,170,000	28,170,000
U.S. Government	56,593,750	145,912,141	—	202,505,891

TOTAL DEBT OBLIGATIONS	56,593,750	853,757,160	793,844,054	1,704,194,964

Loan Assignments	—	—	33,280,252	33,280,252
Loan Participations	—	—	117,371,965	117,371,965
Promissory Notes	—	—	1,071,677	1,071,677
Options Purchased	—	4,629,567	—	4,629,567
Mutual Funds	75,642,138	10,705	—	75,652,843
Rights and Warrants	—	—	10,377,589	10,377,589
Short-Term Investments	12,447,878	—	—	12,447,878

Total Investments	144,683,766	858,397,432	955,945,537	1,959,026,735

40

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$94,698	$—	$94,698
Swap Agreements
Credit Risk	—	45,958,332	233,454,985	279,413,317
Interest Rate Risk	—	1,381,863	1,307,469	2,689,332

Total	$144,683,766	$905,832,325	$1,190,707,991	$2,241,224,082

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(21,848,193)	$—	$(21,848,193)
Swap Agreements
Credit Risk	—	(60,050,299)	(244,379,066)	(304,429,365)
Interest Rate Risk	—	(26,291)	—	(26,291)
Other Risk	—	—	(1,097,302)	(1,097,302)

Total	$—	$(81,924,783)	$(245,476,368)	$(327,401,151)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the

41

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 59.1% and (0.6)% of total net assets, respectively.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net
										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
										Investments
	Balances				Change in				Balances	Still Held
	as of	Net	Accrued	Total	Unrealized	Transfers	Transfers		as of	as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of		February 28,	February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*		2011	2011
Debt Obligations
Asset-Backed Securities	$81,621,005	$(15,211,842)	$526,209	$(5,362,691)	$37,386,148	$—	$(2,138,696	)**	$96,820,133	$26,407,092
Corporate Debt	—	8,000,000	—	—	20,000	—	—		8,020,000	20,000
Foreign Government Agency	242,132,837	(91,719,259)	1,531,393	(2,884,514)	9,457,209	—	(21,092,000	)**	137,425,666	11,578,448
Foreign Government Obligations	642,295,330	(227,927,007)	12,523,322	37,601,836	83,366,313	—	(24,451,539	)**	523,408,255	63,239,679
Judgments	51,451,439	(43,483,029)	667,227	(17,760,029)	37,294,392	—	—		28,170,000	6,902,483

Total Debt Obligations	1,017,500,611	(370,341,137)	15,248,151	11,594,602	167,524,062	—	(47,682,235)		793,844,054	108,147,702

Loan Assignments	35,331,584	(3,295,493)	993,329	832,968	(582,136)	—	—		33,280,252	(645,917)
Loan Participations	112,982,826	(3,970,381)	1,991,380	2,212,416	4,155,724	—	—		117,371,965	4,800,763
Promissory Notes	1,653,559	(817,249)	115,257	—	120,110	—	—		1,071,677	80,818
Rights and Warrants	8,618,130	(2,732,730)	—	2,732,730	(1,115,541)	2,875,000	—		10,377,589	1,783,854

Total Investments	1,176,086,710	(381,156,990)	18,348,117	17,372,716	170,102,219	2,875,000	(47,682,235)		955,945,537	114,167,220

Derivatives Swap Agreements	(33,379,332)	10,620,641	—	(10,620,641)	8,573,452	—	14,091,966	**	(10,713,914)	9,682,596

Total	$1,142,707,378	$(370,536,349)	$18,348,117	$6,752,075	$178,675,671	$2,875,000	$(33,590,269)		$945,231,623	$123,849,816

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

42

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements
The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. Loan agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

43

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of February 28, 2011, the Fund had received $262,588,213 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $266,552,316. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all

44

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, differing treatment for defaulted bonds, foreign currency transactions, partnership interest tax allocations, losses on wash sale transactions, differing tax treatment for amortization and accretion on debt securities, and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$238,037,323	$152,234,401

Total distributions	$238,037,323	$152,234,401

45

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$21,321,273

Other Tax Attributes:
Capital loss carryforwards	$(158,725,516)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$1,946,010,854	$192,172,970	$(179,157,089)	$13,015,881

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(92,251,262)
February 28, 2019	(66,474,254)

Total	$(158,725,516)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

46

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
For the year ended February 28, 2011, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund and are allocated pro rata among the classes to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of

47

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters
In December 2005, the Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. A judgment was awarded in the Fund’s favor on September 24, 2007; however, the Fund’s ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgment without court consent. In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for currently performing Argentina Bonds. The eligible portion of the Fund’s judgment was tendered in the debt exchange and the Fund received new bonds in June 2010. In late December 2010, Argentina commenced its second public debt exchange for the year in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for a combination of currently performing Argentina bonds, GDP-linked securities, and cash. The Fund’s judgment and other defaulted Argentine debts were tendered and accepted in the debt exchange and the Fund anticipates receiving the new securities and cash in 2011, subject to certain conditions of the exchange being satisfied. The Fund’s judgment, which continues to be valued according to the Fund’s valuation policy, represented 1.7% of the net assets of the Fund as of February 28, 2011.

Peru Trust, Series 1998 I-P; Peru Trust, Series 97-I-P; and Peru Trust II, Series 98-A LB (the “Peru Trusts”) held by the Fund are currently in default. The Peru Trusts hold obligations of Istituto per i Servizi Assicurativi e il Credito all’Espotazione (“SACE”), the Italian Agency for Insurance of Export Credits. The obligations are payable only to the extent SACE recovers amounts from the Government of Peru (“Peru”) in relation to certain export insurance policies. Peru fully paid all of its obligations to SACE on August 24, 2009; however, payments to the Peru Trusts by SACE remain outstanding. Litigation between the Peru Trusts and SACE is pending in Italy with respect to the outstanding payments. The Peru Trusts’ ability to recover such payments, and the Fund’s corresponding ability to receive payment with respect to its investment in the Peru Trusts, remains uncertain. The Peru Trusts, which continue to be valued according to the Fund’s valuation policy, represented less than 0.1% of the net assets of the Fund as of February 28, 2011. Costs associated with this action are borne by the Fund.

In July 2008, the Fund entered into litigation against GNPA Limited (“GNPA”) (an entity wholly owned by the government of Ghana) seeking payment on an unconditional promissory note issued by GNPA. A judgment was awarded in the Fund’s favor in February 2010; however, the Fund’s ability to collect on this judgment remains uncertain. The defaulted promissory note, which continues to be valued according to the

48

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Fund’s valuation policy, represented less than 0.1% of the net assets of the Fund as of February 28, 2011. Costs associated with this action are borne by the Fund.

In connection with the Fund’s purchase of Venezuelan bonds between 2000 and 2002, the Fund acquired warrants which (along with related payments on those warrants) have not been received in custody. The Fund’s trading counterparties have acknowledged their delivery obligations but have not necessarily accepted legal liability for payment. Because there can be no assurance that the Fund will receive the warrants (or related payments), the Fund values the warrants at fair value using methods determined in good faith by or at the discretion of the Trustees of GMO Trust. The value of any possible recovery is carried at $1,033,826, representing less than 0.1% of the net assets of the Fund on February 28, 2011, and is included in Miscellaneous receivables on the Statement of Assets and Liabilities.

SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could

49

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is typically below investment grade. Below investment grade bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade bonds. This risk is also particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets, the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is not widely traded and which may be subject to purchase and sale restrictions. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries, regions, sectors or companies); Management and Operational Risk (risk that the Manager’s strategies and

50

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and

51

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

52

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a

53

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 28, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

54

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2011, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to

55

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

56

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the

57

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

year ended February 28, 2011, the Fund used swap agreements to adjust interest rate exposure, adjust exposure to certain markets, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants to adjust exposure to certain markets. Additionally, the Fund owns warrants linked to the price of oil. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (purchased options, rights and warrants)	$4,629,567	$—	$—	$—	$10,377,589	$15,007,156
Unrealized appreciation on forward currency contracts	—	94,698	—	—	—	94,698
Unrealized appreciation on swap agreements	2,689,332	—	279,413,317	—	—	282,102,649

Total	$7,318,899	$94,698	$279,413,317	$—	$10,377,589	$297,204,503

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(21,848,193)	$—	$—	$—	$(21,848,193)
Unrealized depreciation on swap agreements	(26,291)	—	(304,429,365)	—	(1,097,302)	(305,552,958)

Total	$(26,291)	$(21,848,193)	$(304,429,365)	$—	$(1,097,302)	$(327,401,151)

58

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (purchased options, rights and warrants)	$(2,316,000)	$—	$—	$—	$2,732,730	$416,730
Forward currency contracts	—	7,079,526	—	—	—	7,079,526
Swap contracts	11,495,536	—	(13,598,642)	—	22,629,796	20,526,690

Total	$9,179,536	$7,079,526	$(13,598,642)	$—	$25,362,526	$28,022,946

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options, rights and warrants)	$2,877,896	$—	$—	$—	$(1,115,541)	$1,762,355
Forward currency contracts	—	(23,215,291)	—	—	—	(23,215,291)
Swap agreements	(3,581,017)	—	14,851,994	—	(3,781,916)	7,489,061

Total	$(703,121)	$(23,215,291)	$14,851,994	$—	$(4,897,457)	$(13,963,875)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (forward currency contracts and rights and warrants), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011.

	Forward
	currency			Rights/
	contracts	Swap agreements	Options	Warrants

Average amount outstanding	$528,666,387	$5,103,338,286	$115,163,925	$10,942,060

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.35% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on

59

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager has contractually agreed through at least June 30, 2011 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class’s shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for an amount equal to the fees and expenses incurred indirectly by the Fund through its investment in other GMO Funds (excluded those Funds’ Excluded Fund Fees and Expenses). “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). This expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ending February 28, 2011 was $65,204 and $13,956, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
< 0.001%	0.000%	0.001%	0.001%

60

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 were as follows:

	Purchases	Sales

U.S. Government securities	$84,168,522	$125,317,597
Investments (non-U.S. Government securities)	364,661,206	771,078,911

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 32.95% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 0.15% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 19.17% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

61

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	9,633,356	$87,460,313	14,683,913	$118,494,974
Shares issued to shareholders in reinvestment of distributions	3,884,543	35,087,915	3,120,928	24,355,278
Shares repurchased	(22,497,488)	(206,737,399)	(38,246,442)	(303,001,121)
Purchase premiums	—	123,522	—	43,155
Redemption fees	—	848,656	—	3,647,278

Net increase (decrease)	(8,979,589)	$(83,216,993)	(20,441,601)	$(156,460,436)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class IV:	Shares	Amount	Shares	Amount

Shares sold	5,013,942	$48,450,430	26,441,299	$211,558,176
Shares issued to shareholders in reinvestment of distributions	10,139,974	91,560,463	2,362,819	18,939,047
Shares repurchased	(43,685,884)	(398,270,325)	(97,617,668)	(748,295,426)
Purchase premiums	—	308,772	—	87,391
Redemption fees	—	1,924,951	—	7,959,709

Net increase (decrease)	(28,531,968)	$(256,025,709)	(68,813,550)	$(509,751,103)

62

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Short-Duration Collateral Fund	$59,561,708	$—	$—	$727,226	$—	$21,927,801	$41,271,731
GMO Special Purpose Holding Fund	11,775	—	—	—	—	—	10,705
GMO U.S. Treasury Fund	114,662	72,006,024	72,120,655	5,248	814	—	31
GMO World Opportunity Overlay Fund	32,279,057	—	—	—	—	—	34,370,376

Totals	$91,967,202	$72,006,024	$72,120,655	$732,474	$814	$21,927,801	$75,652,843

63

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Country Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operation, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

64

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

65

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.63%	$1,000.00	$1,045.00	$3.19
2) Hypothetical	0.63%	$1,000.00	$1,021.67	$3.16

Class IV

1) Actual	0.58%	$1,000.00	$1,045.50	$2.94
2) Hypothetical	0.58%	$1,000.00	$1,021.92	$2.91

*	Expenses are calculated using each Class’s annualized net expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

66

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 2.78% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

67

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

68

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

69

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

70

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

71

GMO Emerging Markets Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Emerging Markets Fund returned +25.8% for the fiscal year ended February 28, 2011, as compared with +22.1% for the S&P/IFCI (Investable) Composite Index.

Country selection added 2.1% to relative returns during the fiscal year. The Fund’s underweights in China and India, along with its overweights in Russia, Thailand, and Turkey contributed to relative performance. The Fund’s overweight in Egypt and underweight in South Africa detracted from relative performance.

Stock selection added 1.5% to relative returns during the fiscal year. In particular, the Fund’s stock selections in Korea and Taiwan added to relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $50,000,000 Investment in
GMO Emerging Markets Fund Class III Shares and the S&P/IFCI Composite Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from January 9, 1998 to August 12, 2009, no Class II shares were outstanding. Performance for that period is that of Class III shares, which have been adjusted downward to reflect Class II’s higher gross expenses (Class II’s expenses during these periods were calculated by adjusting Class III’s gross expenses during such periods upward by the current differential between the gross shareholder service fees for Class II and Class III shares).
**	For the period from October 26, 2004 to February 11, 2005, no Class V shares were outstanding. Performance for that period is that of Class IV shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class V shares had been outstanding.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	87.1%
Preferred Stocks	8.6
Investment Funds	1.4
Short-Term Investments	1.2
Mutual Funds	0.9
Debt Obligations	0.3
Rights and Warrants	0.0	∧
Swap Agreements	0.0	∧
Other	0.5

	100.0%

Country Summary*	% of Investments
South Korea	19.2%
Russia	15.7
China	14.3
Brazil	13.2
Taiwan	11.2
Thailand	3.8
South Africa	3.4
Turkey	3.4
Indonesia	2.9
India	2.2
Hungary	1.9
Mexico	1.8
Poland	1.6
Czech Republic	1.5
Egypt	1.2
Malaysia	1.1
Philippines	0.6
Chile	0.4
Kazakhstan	0.2
Morocco	0.2
Sri Lanka	0.1
United States	0.1
Argentina	0.0 ∧

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments, if any. The table excludes exposure through forward currency contracts. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO Emerging Markets Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Industry Group Summary	% of Equity Investments**
Energy	22.9%
Banks	18.8
Materials	14.9
Telecommunication Services	12.3
Semiconductors & Semiconductor Equipment	6.5
Capital Goods	4.9
Technology Hardware & Equipment	4.2
Automobiles & Components	3.1
Utilities	2.6
Diversified Financials	1.3
Software & Services	1.0
Real Estate	1.0
Insurance	1.0
Transportation	0.9
Retailing	0.8
Food, Beverage & Tobacco	0.8
Pharmaceuticals, Biotechnology & Life Sciences	0.7
Consumer Services	0.5
Food & Staples Retailing	0.4
Health Care Equipment & Services	0.3
Consumer Durables & Apparel	0.3
Media	0.3
Household & Personal Products	0.3
Miscellaneous	0.1
Commercial & Professional Services	0.1

100.0%

**	Equity investments may consist of common stocks, preferred stocks and rights and warrants. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.
∧	Rounds to 0.0%.

2

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 87.1%

	Argentina — 0.0%
84,710	Petrobras Energia SA ADR	1,949,177

	Brazil — 6.3%
461,500	Arezzo Industria e Comercio SA *	5,935,870
3,921,210	Banco Bradesco ADR	76,777,292
8,802,400	Banco do Brasil SA	157,393,557
1,733,520	Banco Santander Brasil SA ADR	21,114,274
1,815,800	BR Malls Participacoes SA	17,298,011
501,065	Brasil Telecom SA ADR	11,549,548
192,780	Centrais Eletricas Brasileiras SA ADR	3,485,462
197,470	Centrais Eletricas Brasileiras SA Sponsored ADR	2,819,872
202,410	Cia de Saneamento Basico do Estado de Sao Paulo ADR	10,108,355
553,700	Cia de Saneamento de Minas Gerais-Copasa MG	9,650,980
41,100	Cia Paranaense de Energia Sponsored ADR	1,048,872
531,800	Cia Siderurgica Nacional SA Sponsored ADR	8,652,386
199,100	Companhia Energetica de Minas Gerais Sponsored ADR	3,356,826
1,040,302	Companhia Saneamento Basico Sao Paulo	25,491,713
925,392	Electrobras (Centro)	13,070,508
1,581,000	Gerdau SA	16,201,497
845,260	Gerdau SA Sponsored ADR	11,411,010
6,047,950	Itau Unibanco Holding SA ADR	134,385,449
903,100	Light SA	14,818,265
267,300	Lojas Renner SA	8,193,473
728,600	LPS Brasil Consultoria de Imoveis SA	16,465,537
317,700	Natura Cosmeticos SA	8,059,933
2,581,190	Petroleo Brasileiro SA (Petrobras) ADR	102,808,798
684,400	Porto Seguro SA	10,900,709
521,800	Tractebel Energia SA	8,154,105
1,723,800	Vale SA	58,330,292
24,700	Vale SA Sponsored ADR	845,481

	Total Brazil	758,328,075

See accompanying notes to the financial statements.	3

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Chile — 0.4%
88,200	Administradora de Fondos de Pensiones Provida SA	432,798
43,710	AFP Provida SA	3,195,201
11,883,666	Banco de Chile	1,633,270
52,570	Banco Santander Chile SA ADR	4,371,195
552,521	Cencosud SA	3,762,043
50,300	Embotelladora Andina SA ADR Class A	1,083,965
25,500	Embotelladora Andina SA ADR Class B	678,810
2,302,997	Empresa Nacional de Electricidad SA	4,017,480
50,090	Empresa Nacional de Electricidad SA Sponsored ADR	2,614,197
599,604	Empresa National de Telecomunicaciones SA	10,244,364
214,750	Enersis SA Sponsored ADR	4,361,573
41,648,168	Madeco SA	2,450,665
1,376,814	Quinenco SA	4,745,140

	Total Chile	43,590,701

	China — 13.7%
7,372,000	Agile Property Holdings Ltd	9,355,379
87,673,000	Agricultural Bank of China Ltd Class H *	43,644,808
209,359,000	Bank of China Ltd Class H	110,471,819
28,893,000	Bank of Communications Co Ltd Class H	28,054,710
32,817,000	China CITIC Bank Class H	21,638,467
8,661,700	China Coal Energy Co Class H	12,437,260
16,113,700	China Communication Services Corp Ltd Class H	10,347,958
146,297,000	China Construction Bank Class H	128,354,917
20,348,000	China Gas Holdings Ltd	7,668,468
2,993,500	China Merchants Bank Co Ltd Class H	7,213,064
19,695,500	China Minsheng Banking Corp Ltd	17,226,514
29,015,942	China Mobile Ltd	273,291,240
524,300	China Mobile Ltd Sponsored ADR	24,783,661
4,319,400	China Oilfield Services Ltd Class H	8,667,979
71,200	China Petroleum & Chemical Corp ADR	7,305,120
148,693,351	China Petroleum & Chemical Corp Class H	150,912,238
1,663,000	China Shenhua Energy Co Ltd Class H	6,933,859
61,039,000	China Shipping Container Lines Co Ltd Class H *	26,744,824

4	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	China — continued
5,060,000	China State Construction International Holdings Ltd	4,659,399
102,544,000	China Telecom Corp Ltd Class H	60,853,899
10,815,000	China Ting Group Holding Ltd	1,645,340
24,847,900	China Unicom Hong Kong Ltd	41,672,982
1,005,000	China Unicom Hong Kong Ltd ADR	16,773,450
8,684,400	Citic Pacific Ltd	22,826,302
28,533,000	CNOOC Ltd	65,072,427
41,520	CNOOC Ltd ADR	9,480,677
31,093,000	Evergrande Real Estate Group Ltd	14,734,513
20,485,000	GOME Electrical Appliances Holdings Ltd *	7,011,975
13,009,000	Haitian International Holdings Ltd	14,574,082
1,038,500	Hengan International Group Co Ltd	7,745,703
11,983,000	Hopson Development Holdings Ltd *	13,321,122
208,550,000	Industrial and Commercial Bank of China Ltd Class H	160,674,091
20,614,900	Jiangxi Copper Co Ltd Class H	65,494,278
2,185,200	Lianhua Supermarket Holdings Co Ltd	9,837,452
5,436,500	Longfor Properties Co Ltd	7,693,332
4,986,700	Minth Group Ltd	7,572,481
15,870,000	NVC Lighting Holdings Ltd	7,799,380
6,356,172	Peace Mark Holdings Ltd * (a) (b)	—
341,700	Perfect World Co Ltd ADR *	7,250,874
65,100	PetroChina Co Ltd ADR	8,875,083
70,384,301	PetroChina Co Ltd Class H	96,046,338
6,311,789	Pico Far East Holdings Ltd	1,276,176
3,846,000	Ping An Insurance (Group) Co of China Ltd Class H	39,690,824
5,121,600	Weichai Power Co Ltd Class H	34,351,391
5,278,000	Yangzijiang Shipbuilding Holdings Ltd	7,457,763
51,800	Yanzhou Coal Mining Co Ltd ADR	1,554,000
2,839,400	Yanzhou Coal Mining Co Ltd Class H	8,530,192
3,802,500	Zhongsheng Group Holdings Ltd *	7,308,835

	Total China	1,646,836,646

See accompanying notes to the financial statements.	5

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Czech Republic — 1.4%
2,002,300	CEZ AS	91,897,880
182,400	Komercni Banka AS	43,897,920
220,730	Pegas Nonwovens SA	5,478,276
11,510	Philip Morris CR AS	5,989,903
910,860	Telefonica 02 Czech Republic AS	20,647,504
437,486	Unipetrol AS *	4,336,382

	Total Czech Republic	172,247,865

	Egypt — 1.1%
1,021,536	Alexandria Mineral Oils Co (a)	7,522,708
9,183,853	Arab Cotton Ginning (a)	4,245,057
7,993,954	Commercial International Bank (a)	44,033,917
2,110,052	EFG-Hermes Holding SAE (a)	8,304,815
298,778	Egyptian Co for Mobile Services (a)	5,972,923
750,341	ElSwedy Electric Co * (a)	5,150,618
535,564	Orascom Construction Industries (a)	17,818,981
14,778,308	Orascom Telecom Holding SAE * (a)	8,163,065
3,879,429	Sidi Kerir Petrochemicals Co (a)	7,463,834
6,143,593	South Valley Cement (a)	3,494,684
8,037,411	Talaat Moustafa Group * (a)	7,876,417
7,296,800	Telecom Egypt (a)	18,344,187

	Total Egypt	138,391,206

	Hungary — 1.8%
77,192	Egis Gyogyszergyar Nyrt	8,084,630
6,069,116	Magyar Telekom Nyrt	17,021,492
207,378	MOL Hungarian Oil and Gas Nyrt *	25,109,721
4,593,366	OTP Bank Nyrt *	137,535,444
169,058	Richter Gedeon Nyrt	32,659,547

	Total Hungary	220,410,834

	India — 2.1%
2,682,855	Aurobindo Pharma Ltd	10,211,822
4,224,009	Bharti Airtel Ltd	31,006,458

6	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	India — continued
200,873	Emami Ltd	1,574,147
354,759	Grasim Industries Ltd (a)	18,458,572
3,327,976	Hindalco Industries Ltd	14,921,749
2,356,649	HSIL Ltd	6,552,525
1,273,886	Indraprastha Gas Ltd	8,175,863
139,537	Infosys Technologies Ltd	9,279,245
555,590	Infosys Technologies Ltd Sponsored ADR	37,057,853
1,213,294	Ipca Laboratories Ltd	7,304,594
1,062,452	Kiri Dyes & Chemicals Ltd (c)	7,389,591
743,381	Mphasis Ltd	7,153,243
1,768,272	Reliance Communications Ltd	3,369,304
1,352,472	Rural Electrification Corp Ltd (a)	7,066,268
3,936,030	Sesa Goa Ltd	23,071,956
3,667,677	Shree Renuka Sugars Ltd	5,780,220
1,773,770	Tata Consultancy Services Ltd	43,628,054
596,277	Torrent Pharmaceuticals Ltd	6,996,644
1,233,033	Welspun Gujarat Stahl Ltd	5,218,640

	Total India	254,216,748

	Indonesia — 2.8%
28,163,500	Adaro Energy Tbk PT	7,878,508
17,357,500	Astra International Tbk PT	103,022,915
49,712,500	Bakrie Telecom Tbk PT *	1,673,809
54,574,702	Bank Mandiri Tbk PT	36,066,999
56,604,000	Bank Negara Indonesia (Persero) Tbk PT	22,893,949
71,793,000	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT *	9,312,356
49,323,500	Bank Rakyat Tbk PT	26,435,328
9,547,500	Charoen Pokphand Indonesia Tbk PT	1,645,094
40,343,000	Delta Dunia Makmur Tbk PT *	5,344,207
14,699,000	Gajah Tunggal Tbk PT	3,442,161
34,436,000	Global Mediacom Tbk PT	3,480,514
15,917,000	Indah Kiat Pulp and Paper Corp Tbk PT *	2,793,785
5,935,500	Indosat Tbk PT	3,430,921
27,840,500	Kalbe Farma Tbk PT	9,281,960

See accompanying notes to the financial statements.	7

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Indonesia — continued
9,385,100	Matahari Putra Prima Tbk PT	1,880,338
39,446,000	Media Nusantara Citra Tbk PT	4,967,630
3,473,000	Tambang Batubara Bukit Asam Tbk PT	7,928,952
58,285,500	Telekomunikasi Indonesia Tbk PT	49,447,119
346,300	Telekomunikasi Indonesia Tbk PT Sponsored ADR	11,839,997
7,954,100	United Tractors Tbk PT	21,046,156

	Total Indonesia	333,812,698

	Kazakhstan — 0.2%
830,764	KazMunaiGas Exploration Production GDR	19,107,572

	Malaysia — 1.0%
23,513,600	AirAsia Berhad *	19,460,219
8,328,800	AMMB Holdings Berhad	16,999,647
3,226,800	Genting Berhad	10,586,452
2,205,800	HAP Seng Consolidated Berhad	4,679,941
5,637,584	Kulim Malaysia Berhad	6,396,234
15,743,003	Lion Industries Corp Berhad	9,891,787
4,148,700	Petronas Chemicals Group Berhad *	8,568,041
16,140,900	Scomi Group Berhad *	1,755,879
3,667,333	Shangri-La Hotels Berhad	3,180,995
5,057,100	Sime Darby Berhad	14,863,541
182,169	Sunway City Berhad	245,430
2,525,700	Tenaga Nasional Berhad	5,224,501
6,370,400	UMW Holdings Berhad	15,226,492
19,349,600	Zelan Berhad *	3,153,493

	Total Malaysia	120,232,652

	Mexico — 1.8%
10,638,900	America Movil SAB de CV Class L	30,529,973
1,632,200	America Movil SAB de CV Class L ADR	93,720,924
3,240,400	Grupo Financiero Banorte SAB de CV Class O	14,699,273

8	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Mexico — continued
2,464,100	Grupo Televisa SA-Series CPO *	11,668,463
3,429,420	Telefonos de Mexico SAB de CV Class L Sponsored ADR	62,038,208

	Total Mexico	212,656,841

	Morocco — 0.2%
59,664	Attijariwafa Bank	3,085,817
840,975	Maroc Telecom	16,537,566

	Total Morocco	19,623,383

	Philippines — 0.6%
6,527,400	Aboitiz Power Corp	4,345,488
100,938,500	Lopez Holding Corp *	11,163,742
5,763,412	Metropolitan Bank & Trust Co	7,627,252
462,060	Philippine Long Distance Telephone Co	22,855,308
68,500	Philippine Long Distance Telephone Co Sponsored ADR	3,403,080
2,321,144	Robinsons Land Corp	626,460
2,654,760	Security Bank Corp	4,752,904
11,834,700	Universal Robina Corp	9,112,293
74,352,800	Vista Land & Lifescapes Inc	3,946,892

	Total Philippines	67,833,419

	Poland — 1.3%
690,546	Asseco Poland SA	12,336,112
270,213	Grupa Lotos SA *	3,794,793
2,265,067	KGHM Polska Miedz SA	138,798,078

	Total Poland	154,928,983

	Russia — 13.8%
932,752	Dalsvyaz OJSC Class S (a)	4,522,399
785,389	Gazprom Neft Class S (a)	4,245,556
20,277,549	Gazprom OAO Sponsored ADR	596,846,944
5,334,985	Lukoil OAO ADR	377,766,831
1,130,516	Magnit OJSC Sponsored GDR (Registered Shares)	32,129,986
1,174,110	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)	17,001,611

See accompanying notes to the financial statements.	9

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Russia — continued
245,770	Mechel Sponsored ADR	7,478,781
4,119,891	MMC Norilsk Nickel JSC ADR (a)	99,465,708
1,440,260	Mobile Telesystems Sponsored ADR	27,120,096
802,892	NovaTek OAO Sponsored GDR (Registered Shares)	104,400,279
205,972	Novolipetsk Steel GDR (Registered Shares)	9,464,513
1,570,649	OAO Tatneft Sponsored GDR (Registered Shares)	65,656,755
13,917,690	Rosneft OJSC GDR (Registered Shares)	131,470,063
135,000	Russia Petroleum Class S * (a)	1,350
4,931,316	Sberbank Class S (a)	17,429,140
147,486	Sistema JSFC Sponsored GDR (Registered Shares)	3,765,453
12,194,229	Surgutneftegas OJSC Class S (a)	14,043,313
7,649,274	Surgutneftegas Sponsored ADR	89,011,259
1,702,606	TNK-BP Holding Class S (a)	5,146,539
18,287,800	United Co RUSAL Plc *	30,997,337
478,205	Uralkali Sponsored GDR	19,544,238
118,817,768	Uralsvyazinform Class S (a)	6,390,851

	Total Russia	1,663,899,002

	South Africa — 3.2%
588,565	Absa Group Ltd	10,962,803
1,127,653	African Bank Investments Ltd	5,794,556
318,998	AngloGold Ashanti Ltd	15,570,174
889,459	ArcelorMittal South Africa Ltd	11,516,450
5,183,866	Aveng Ltd	27,240,470
1,277,976	Barloworld Ltd	13,276,041
9,729,329	Blue Label Telecoms Ltd	8,004,152
284,582	Exxaro Resources Ltd	6,231,812
7,304,488	FirstRand Ltd	20,545,529
713,465	Foschini Ltd	8,053,560
437,178	Gold Fields Ltd	7,831,017
5,472,718	Grindrod Ltd	12,069,975
4,607,900	Growthpoint Properties Ltd	11,255,406
497,378	Impala Platinum Holdings Ltd	14,686,665
3,410,663	MTN Group Ltd	60,236,427

10	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	South Africa — continued
2,129,516	Sanlam Ltd	8,266,417
1,529,282	Sasol Ltd	83,740,514
119,400	Sasol Ltd Sponsored ADR	6,551,478
3,212,700	Telkom South Africa Ltd	16,356,210
758,497	Vodacom Group (Pty) Ltd	8,166,673
1,836,872	Wilson Bayly Holmes-Ovcon Ltd	30,568,720

	Total South Africa	386,925,049

	South Korea — 17.4%
105,639	Boryung Pharmaceutical Co Ltd	2,375,171
2,040,765	Busan Bank	24,619,004
1,179,312	Daegu Bank	15,977,154
1,155,510	Daehan Pulp Co Ltd *	4,723,594
145,299	Daelim Industrial Co Ltd	12,678,072
9,715	Daesun Shipbuilding & Engineering Co Ltd *	193,875
234,050	Daewoo Securities Co Ltd	4,810,856
293,600	Dongbu Insurance Co Ltd	11,968,812
202,240	Dongkuk Steel Mill Co Ltd	6,422,040
30,549	Doosan Corp	3,399,076
289,126	Edu Ark Co Ltd * (a)	—
552,472	Finetex EnE Inc *	1,176,265
672,321	GS Holdings Corp	41,662,182
2,035,829	Hana Financial Group Inc	81,552,411
1,042,929	Hanwha Chemical Corp	31,226,894
1,013,738	Hanwha Corp	40,116,475
133,365	Honam Petrochemical Corp	36,958,094
1,180,580	Hynix Semiconductor Inc *	29,720,296
266,576	Hyosung Corp	18,503,952
320,594	Hyundai Development Co	8,724,179
388,113	Hyundai Heavy Industries Co Ltd	150,242,376
162,222	Hyundai Mipo Dockyard	24,962,340
351,856	Hyundai Mobis	82,069,566
421,565	Hyundai Motor Co	66,741,777
276,992	Hyundai Steel Co	31,956,959

See accompanying notes to the financial statements.	11

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	South Korea — continued
3,487,842	In the F Co Ltd * (c)	2,759,050
2,199,624	Industrial Bank of Korea	33,115,828
1,741,815	Kangwon Land Inc	38,765,396
1,295,828	KB Financial Group Inc	63,497,743
31,140	KCC Corp	8,677,957
844,213	Kia Motors Corp	43,146,331
113,270	Kolon Corp	2,753,620
275,540	Kolon Industries Inc	19,187,256
2,859,158	Korea Exchange Bank	23,233,865
569,041	Korea Investment Holdings Co Ltd	21,198,473
230,661	Korea Kumho Petrochemical Co Ltd	27,561,909
110,469	Korea Zinc Co Ltd	32,901,200
404,190	KP Chemical Corp	8,213,302
498,586	KT Corp	17,367,439
393,600	KT Corp Sponsored ADR *	7,789,344
748,164	KT&G Corp	38,012,225
457,720	Kumho Tire Co Inc *	6,554,669
57,729	LG Chem Ltd	19,100,766
558,452	LG Corp	38,484,484
2,616,772	LG Uplus Corp	13,181,295
68,026	Lotte Shopping Co Ltd	23,719,791
292,189	Maeil Dairy Industry	3,979,825
106,839	OCI Company Ltd	35,364,738
353,918	POSCO	144,944,126
90,800	POSCO ADR	9,359,664
587,530	Pumyang Construction Co Ltd * (c)	2,075,101
90,824	S-Oil Corp	8,669,202
119,733	Samsung C&T Corp	7,165,736
73,688	Samsung Fire & Marine Insurance Co Ltd	14,632,560
650,496	Samsung Heavy Industries Co Ltd	21,055,248
226,109	Samsung Life Insurance Co Ltd	21,418,151
371,571	Samsung Securities Co Ltd	25,051,052
385,062	Samsung Electronics Co Ltd	315,808,632
188,181	SFA Engineering Corp	10,927,748

12	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	South Korea — continued
1,715,390	Shinhan Financial Group Co Ltd	71,907,827
103,718	SK Energy Co Ltd	16,218,965
358,270	SK Telecom Co Ltd	51,777,394
922,200	SK Telecom Co Ltd ADR	16,221,498
368,038	SK Holdings Co Ltd	43,378,362
212,690	STX Shipping Co Ltd	5,186,898
2,659,030	Woori Finance Holdings Co Ltd	32,373,894
724,490	Woori Investment & Securities Co Ltd	13,183,092
715,252	Youngone Corp	7,637,812

	Total South Korea	2,100,340,888

	Sri Lanka — 0.1%
20,990,000	Anilana Hotel & Properties (d)	1,894,404
3,538,430	Hatton National Bank Plc	12,712,561
173,368	Lanka Walltile Ltd	280,958

	Total Sri Lanka	14,887,923

	Taiwan — 10.8%
3,151,156	Asustek Computer Inc	28,749,952
4,760,229	Catcher Technology Co Ltd	20,040,234
32,415,000	China Petrochemical Development Corp. *	37,203,411
46,749,621	China Steel Corp	52,948,558
44,805,660	Chinatrust Financial Holding Co Ltd	35,312,764
35,684,329	Chunghwa Telecom Co Ltd	106,083,335
378,300	Chunghwa Telecom Co Ltd ADR	11,163,633
44,233,311	Compal Electronics Inc	52,129,205
5,641,219	Compeq Manufacturing Co Ltd *	3,409,447
2,917,000	Delta Electronics Inc	12,195,525
12,603,163	E.Sun Financial Holdings Co Ltd	7,771,980
5,819,000	Eva Airways Corp *	5,283,290
21,763,462	Evergreen Marine Corp *	19,295,081
17,511,126	Far Eastone Telecommunications Co Ltd	25,073,643
19,919,016	First Financial Holding Co Ltd	16,288,130
2,253,415	Formosa Petrochemical Corp	6,822,028

See accompanying notes to the financial statements.	13

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Taiwan — continued
2,046,223	Gintech Energy Corp	6,500,791
13,095,920	Hon Hai Precision Industry Co Ltd	48,593,362
4,020,751	HTC Corp	145,231,935
433,000	Largan Precision Co Ltd	11,903,369
11,527,223	Lite-On Technology Corp	14,459,449
31,121,000	Macronix International Co Ltd	22,746,345
39,551,000	Mega Financial Holding Co Ltd	28,708,900
31,050,697	Nan Ya Plastics Corp	90,106,954
10,253,871	Nanya Technology Corp *	5,525,705
6,350,297	Novatek Microelectronics Corp Ltd	19,575,616
7,421,438	Pegatron Corp *	8,837,438
5,996,681	Powertech Technology Inc	21,038,356
26,339,290	Quanta Computer Inc	51,824,553
39,801,355	Taishin Financial Holding Co Ltd *	20,776,476
10,492,547	Taiwan Glass Industrial Corp	12,821,565
7,930,640	Taiwan Mobile Co Ltd	17,764,690
437,500	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	5,376,875
85,012,697	Taiwan Semiconductor Manufacturing Co Ltd	202,563,337
602,844	TPK Holding Co Ltd *	16,577,349
48,326,000	United Microelectronics Corp	25,141,509
4,755,000	Wintek Corp *	9,249,325
21,110,687	Wistron Corp	37,860,991
4,969,708	WPG Holdings Co Ltd	8,619,741
23,439,530	Yang Ming Marine Transport *	19,922,435
2,678,419	Yungtay Engineering Co Ltd	3,529,970

	Total Taiwan	1,295,027,252

	Thailand — 3.7%
11,089,390	Advanced Info Service Pcl (Foreign Registered) (a)	28,942,385
58,520,940	Asian Property Development Pcl (Foreign Registered) (a)	11,951,203
62,000	Bangkok Bank Pcl (Foreign Registered) (a)	325,718
4,496,610	Bangkok Bank Pcl NVDR	23,623,039
10,595,586	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	17,131,030
330,440	Banpu Pcl (Foreign Registered) (a)	7,896,195

14	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Thailand — continued
1,210,800	Electricity Generating Pcl NVDR	3,944,564
139,045,400	G Steel Pcl (Foreign Reigstered) * (a)	3,204,352
1,478,800	Glow Energy Pcl (Foreign Registered) (a)	1,970,927
3,218,236	Home Product Center Pcl (Foreign Registered) (a)	901,889
3,766,120	Kasikornbank Pcl (Foreign Registered) (a)	14,968,536
32,861,600	Krung Thai Bank Pcl (Foreign Registered) (a)	17,701,036
3,290,800	PTT Chemical Pcl (Foreign Registered) (a)	15,615,354
1,499,200	PTT Exploration & Production Pcl (Foreign Registered) (a)	8,988,861
12,322,370	PTT Pcl (Foreign Registered) (a)	136,838,687
13,608,150	Robinson Department Store Pcl (Foreign Registered) (a)	9,710,424
12,625,000	Saha Pathana International Holding Pcl (Foreign Registered) (a)	7,693,545
3,661,928	Siam Cement Pcl (Foreign Registered) (a)	39,921,994
714,400	Siam Cement Pcl NVDR	7,317,728
3,924,880	Siam Commercial Bank Pcl (Foreign Registered) (a)	13,139,537
20,948,200	Sri Trang Agro-Industry Pcl (Foreign Registered) (a)	19,173,981
3,108,050	Star Block Co Ltd (Foreign Registered) * (a) (b) (c)	—
13,112,920	Thai Oil Pcl (Foreign Registered) (a)	31,924,753
2,965,200	Thai Tap Water Supply Pcl (Foreign Registered) (a)	601,283
9,432,200	Thanachart Capital Pcl (Foreign Registered) (a)	9,218,481
9,943,988	Thoresen Thai Agencies Pcl (Foreign Registered) * (a)	5,954,592
14,133,900	TPI Polene Pcl (Foreign Registered) (a)	5,123,255

	Total Thailand	443,783,349

	Turkey — 3.2%
2,110,367	Akbank TAS	9,879,299
5,017,739	Aksigorta AS	5,998,953
2,917,306	Asya Katilim Bankasi AS	4,707,179
8,845,323	Dogus Otomotiv Servis ve Ticaret AS *	29,736,529
4,844,601	Haci Omer Sabanci Holding AS	19,458,493
42,150	Medya Holding AS (a) (b)	—
356,218	Tekfen Holding AS	1,193,944
1,452,977	Tupras-Turkiye Petrol Rafineriler AS	36,276,420
14,310,425	Turk Telekomunikasyon AS	63,891,556
9,277,946	Turkcell Iletisim Hizmet AS	52,212,433

See accompanying notes to the financial statements.	15

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Turkey — continued
15,826,542	Turkiye Garanti Bankasi	70,132,889
10,242,200	Turkiye IS Bankasi Class C	31,920,820
5,326,645	Turkiye Vakiflar Bankasi TAO Class D	12,896,888
2,605,739	Turkiye Halk Bankasi AS	18,976,697
12,335,269	Yapi ve Kredi Bankasi AS *	34,413,267

	Total Turkey	391,695,367

	United States — 0.2%
2,643,564	MedQuist Holdings, Inc. * (c) (d)	24,003,561

	TOTAL COMMON STOCKS (COST $9,290,004,420)	10,484,729,191

	PREFERRED STOCKS — 8.6%

	Brazil — 6.3%
1,763,400	AES Tiete SA 10.36%	24,376,848
74,875	Banco Bradesco SA *	1,454,028
4,518,696	Banco Bradesco SA 0.55%	86,908,446
1,872,000	Banco do Estado do Rio Grande do Sul SA Class B 1.79%	20,477,461
895,500	Bradespar SA 0.08%	23,240,588
2,311,300	Brasil Telecom SA 4.38%	17,434,076
595,400	Braskem SA, Class A *	7,257,310
1,459,800	Centrais Eletricas Brasileiras SA Class B 5.69%	26,549,794
585,180	Cia Energetica de Minas Gerais 2.44%	9,724,863
288,400	Companhia de Transmissao de Energia Eletrica Paulista 1.45%	8,836,778
183,600	Companhia Paranaense de Energia Class B 0.18%	4,612,622
233,800	Eletropaulo Metropolitana SA 5.93%	4,510,747
1,007,000	Gerdau SA 1.12%	13,309,250
7,480,241	Itausa-Investimentos Itau SA 0.47%	54,579,953
1,464,900	Metalurgica Gerdau SA 1.42%	22,750,941
2,380,104	Petroleo Brasileiro SA (Petrobras) 0.46%	40,884,344
3,771,060	Petroleo Brasileiro SA Sponsored ADR 0.42%	132,628,180
718,500	Tele Norte Leste Participacoes ADR 4.29%	11,345,115
385,600	Ultrapar Participacoes SA 2.66%	6,069,758
4,408,800	Usinas Siderrurgicas de Minas Gerais SA Class A 2.69%	50,346,917

16	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Brazil — continued
870,708	Vale SA Class A 2.62%	25,956,916
5,594,210	Vale SA Sponsored ADR 2.53%	167,658,474

	Total Brazil	760,913,409

	Chile — 0.1%
610,080	Embotelladora Andina SA A Shares 2.08%	2,288,521
1,408,034	Embotelladora Andina SA B Shares 1.86%	6,243,463

	Total Chile	8,531,984

	Russia — 1.2%
101,841,264	Surgutneftegaz Class S 5.91% (a)	60,306,323
12,100	Surgutneftegaz Sponsored ADR 8.95%	71,511
3,208,560	TNK BP Holding 19.92%	8,599,903
52,027	Transneft 0.57% (a)	73,724,245

	Total Russia	142,701,982

	South Korea — 1.0%
234,913	Hyundai Motor Co 2.55%	13,124,003
191,465	Samsung Electronics Co Ltd (Non Voting) 1.66%	103,332,186

	Total South Korea	116,456,189

	TOTAL PREFERRED STOCKS (COST $883,512,663)	1,028,603,564

	INVESTMENT FUNDS — 1.4%

	China — 0.1%
245,374	Martin Currie China A Share Fund Ltd Class S * (a) (d)	2,156,590
25,045	Martin Currie China A Share Fund Ltd Class S * (a) (d)	1,556,571
199,464	Martin Currie China A Share Fund Ltd Class B * (a) (d)	9,058,474

	Total China	12,771,635

	India — 0.1%
12,146	Fire Capital Mauritius Private Fund * (a) (d)	9,957,950
1,371,900	TDA India Technology Fund II LP * (a) (d)	1,666,366

	Total India	11,624,316

See accompanying notes to the financial statements.	17

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares		Description	Value ($)

		Poland — 0.0%
	1,749,150	The Emerging European Fund II LP * (a) (d)	252,509

		Russia — 0.1%
	9,500,000	NCH Eagle Fund LP * (a) (d)	9,571,269
	2,769	Steep Rock Russia Fund LP * (a) (d)	744,040

		Total Russia	10,315,309

		Ukraine — 0.0%
	16,667	Societe Generale Thalmann Ukraine Fund * (a) (d) (e)	4,000

		United States — 1.1%
	2,859,940	Vanguard Emerging Markets ETF	132,729,816

		TOTAL INVESTMENT FUNDS (COST $161,439,056)	167,697,585

		DEBT OBLIGATIONS — 0.3%

		Poland — 0.2%
PLN	100,677,888	TRI Media Secured Term Note, 4.56% , due 02/07/13 (a) (d)	27,902,437

		United States — 0.1%
	7,722,858	U.S. Treasury Inflation Indexed Note, 2.00% , due 04/15/12 (f)	8,066,162

		TOTAL DEBT OBLIGATIONS (COST $37,510,040)	35,968,599

		RIGHTS AND WARRANTS — 0.0%

		Malaysia — 0.0%
	704,698	Kulim Malaysia Berhad, Warrants, Expires 02/27/16 *	—
	3,887,206	Sunway City Warrants, Expires 10/04/17 *	1,312,513

		Total Malaysia	1,312,513

		TOTAL RIGHTS AND WARRANTS (COST $166,440)	1,312,513

18	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Share /
Par Value		Description	Value ($)

		MUTUAL FUNDS — 0.9%

		United States — 0.9%
		Affiliated Issuers
	8,064	GMO Special Purpose Holding Fund (g)	4,032
	4,400,288	GMO U.S. Treasury Fund	110,007,196

		TOTAL MUTUAL FUNDS (COST $110,007,196)	110,011,228

		SHORT-TERM INVESTMENTS — 1.2%

		Time Deposits — 1.2%
EUR	9	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.12%, due 03/01/11	12
HKD	4,892,624	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	628,226
USD	73,265	Citibank (New York) Time Deposit, 0.03%, due 03/01/11	73,265
USD	65,000,000	Commerzbank (Grand Cayman) Time Deposit, 0.16%, due 03/01/11	65,000,000
USD	16,700,000	HSBC Bank (USA) Time Deposit, 0.16%, due 03/01/11	16,700,000
USD	65,000,000	Societe Generale (Grand Cayman) Time Deposit, 0.15%, due 03/01/11	65,000,000

		Total Time Deposits	147,401,503

		TOTAL SHORT-TERM INVESTMENTS (COST $147,401,503)	147,401,503

		TOTAL INVESTMENTS — 99.5% (Cost $10,630,041,318)	11,975,724,183
		Other Assets and Liabilities (net) — 0.5%	60,716,711

		TOTAL NET ASSETS — 100.0%	$12,036,440,894

See accompanying notes to the financial statements.	19

GMO Emerging Markets Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Additional information on each restricted security is as follows:

			Value as a
			Percentage
	Acquisition	Acquisition	of Fund’s	Value as of
Issuer Description	Date	Cost	Net Assets	February 28, 2011

Anilana Hotel & Properties	2/10/11	$1,890,309	0.02%	$1,894,404
Fire Capital Mauritius Private Fund **	9/06/06-10/26/09	12,180,554	0.08%	9,957,950
Martin Currie China A Share Fund Ltd Class B	1/20/06	2,159,084	0.08%	9,058,474
Martin Currie China A Share Fund Ltd Class S	10/14/08	—	0.01%	1,556,571
Martin Currie China A Share Fund Ltd Class S	04/23/10	2,453,738	0.02%	2,156,590
MedQuist Holdings, Inc.	2/4/11	17,013,436	0.20%	24,003,561
NCH Eagle Fund LP	1/08/03	9,500,000	0.08%	9,571,269
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.01%	744,040
TDA India Technology Fund II LP	2/23/00-3/23/04	787,800	0.01%	1,666,366
TRI Media Secured Term Note	8/7/09	29,505,475	0.23%	27,902,437
The Emerging European Fund II LP	12/05/97-6/24/02	471,720	0.00%	252,509

				$88,768,171

**	GMO Emerging Markets Fund has committed an additional $7,724,246 to this investment.

20	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Swap Agreements

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value

19,617,382	USD	5/9/2011	Morgan Stanley Capital Services Inc.	Depreciation of Total Return on Asustek	Appreciation of Total Return on Asustek Computer Inc.	$267,780

				Computer Inc. + (Daily Fed Funds Rate -2.50%)	Premiums to (Pay) Receive	$—

As of February 28, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
ADR - American Depositary Receipt
CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.
ETF - Exchange-Traded Fund
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
GDR - Global Depository Receipt
NVDR - Non-Voting Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).
(b)	Bankrupt issuer.
(c)	Affiliated company (Note 10).
(d)	Private placement securities are restricted as to resale.

See accompanying notes to the financial statements.	21

GMO Emerging Markets Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

(e)	The security is currently in full liquidation.
(f)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).
(g)	Underlying investment represents interests in defaulted claims.

Currency Abbreviations:

EUR - Euro
HKD - Hong Kong Dollar
PLN - Polish Zloty
USD - United States Dollar

22	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $10,483,433,024) (Note 2)	$11,829,485,652
Investments in affiliated issuers, at value (cost $146,608,294) (Notes 2 and 10)	146,238,531
Foreign currency, at value (cost $30,291,177) (Note 2)	30,296,700
Receivable for investments sold	87,515,585
Receivable for Fund shares sold	4,426,304
Dividends and interest receivable	34,248,584
Foreign taxes receivable	5,780,404
Receivable for open swap contracts (Note 4)	267,780
Receivable for collateral on open swap contracts (Note 4)	790,000
Receivable for expenses reimbursed by Manager (Note 5)	255,261
Miscellaneous receivable	445,090

Total assets	12,139,749,891

Liabilities:
Payable for investments purchased	84,648,723
Payable for Fund shares repurchased	4,171,296
Payable to affiliate for (Note 5):
Management fee	6,939,574
Shareholder service fee	984,663
Trustees and Trust Officers or agents unaffiliated with the Manager	29,858
Payable for foreign currency purchased	138,030
Miscellaneous payable	1,451,453
Accrued expenses	4,945,400

Total liabilities	103,308,997

Net assets	$12,036,440,894

See accompanying notes to the financial statements.	23

GMO Emerging Markets Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$10,041,508,070
Distributions in excess of net investment income	(8,314,382)
Accumulated net realized gain	656,383,346
Net unrealized appreciation	1,346,863,860

$12,036,440,894

Net assets attributable to:
Class II shares	$2,304,696,958

Class III shares	$1,445,915,987

Class IV shares	$1,649,840,135

Class V shares	$835,560,814

Class VI shares	$5,800,427,000

Shares outstanding:
Class II	159,351,532

Class III	99,758,428

Class IV	114,559,852

Class V	58,085,148

Class VI	402,528,677

Net asset value per share:
Class II	$14.46

Class III	$14.49

Class IV	$14.40

Class V	$14.39

Class VI	$14.41

24	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends (net of withholding taxes of $31,990,661)	$237,254,118
Interest	2,523,558
Dividends from affiliated issuers	80,886

Total investment income	239,858,562

Expenses:
Management fee (Note 5)	81,259,560
Shareholder service fee – Class II (Note 5)	5,153,968
Shareholder service fee – Class III (Note 5)	1,790,242
Shareholder service fee – Class IV (Note 5)	1,736,187
Shareholder service fee – Class V (Note 5)	545,499
Shareholder service fee – Class VI (Note 5)	2,751,719
Custodian and fund accounting agent fees	13,006,514
Legal fees	513,434
Trustees fees and related expenses (Note 5)	238,050
Audit and tax fees	215,540
Transfer agent fees	80,889
Registration fees	63,808
Miscellaneous	186,449

Total expenses	107,541,859
Fees and expenses reimbursed by Manager (Note 5)	(3,372,015)
Expense reductions (Note 2)	(2,857)

Net expenses	104,166,987

Net investment income (loss)	135,691,575

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $14,969,194)	2,204,644,406
Investments in affiliated issuers	407,542
Realized gains distributions from affiliated issuers (Note 10)	1,560
Swap contracts	5,910,778
Foreign currency, forward contracts and foreign currency related transactions (net of foreign capital gains tax of $1,000,465) (Note 2)	(18,596,508)

Net realized gain (loss)	2,192,367,778

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (Note 2)	110,155,913
Investments in affiliated issuers	13,847,551
Swap contracts	267,780
Foreign currency, forward contracts and foreign currency related transactions	569,905

Net unrealized gain (loss)	124,841,149

Net realized and unrealized gain (loss)	2,317,208,927

Net increase (decrease) in net assets resulting from operations	$2,452,900,502

See accompanying notes to the financial statements.	25

GMO Emerging Markets Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$135,691,575	$127,258,284
Net realized gain (loss)	2,192,367,778	699,055,720
Change in net unrealized appreciation (depreciation)	124,841,149	4,125,061,699

Net increase (decrease) in net assets from operations	2,452,900,502	4,951,375,703

Distributions to shareholders from:
Net investment income
Class II	(26,310,221)	(37,234,403)
Class III	(16,761,896)	(21,375,610)
Class IV	(20,469,482)	(31,476,321)
Class V	(11,647,728)	(12,760,543)
Class VI	(73,874,148)	(64,099,216)

Total distributions from net investment income	(149,063,475)	(166,946,093)

Net share transactions (Note 9):
Class II	(480,292,752)	2,023,770,932
Class III	183,233,985	(2,964,843,372)
Class IV	(356,113,252)	(767,368,513)
Class V	353,353,208	(1,016,877,255)
Class VI	893,190,677	1,371,471,389

Increase (decrease) in net assets resulting from net share transactions	593,371,866	(1,353,846,819)

Purchase premiums and redemption fees (Notes 2 and 9):
Class II	3,097,265	3,293,784
Class III	258,900	3,740,402
Class IV	1,255,191	2,859,788
Class V	288,218	679,896
Class VI	9,777,792	6,691,676

Increase in net assets resulting from purchase premiums and redemption fees	14,677,366	17,265,546

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	608,049,232	(1,336,581,273)

Total increase (decrease) in net assets	2,911,886,259	3,447,848,337

Net assets:
Beginning of period	9,124,554,635	5,676,706,298

End of period (including distributions in excess of net investment income of $8,314,382 and $5,731,435, respectively)	$12,036,440,894	$9,124,554,635

26	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout the period)

			Period from
			August 12,
			2009
	Year Ended		through
	February 28,		February 28,
	2011		2010
Net asset value, beginning of period	$11.63		$10.62

Income (loss) from investment operations:
Net investment income (loss)†	0.16		0.02
Net realized and unrealized gain (loss)	2.84		1.18

Total from investment operations	3.00		1.20

Less distributions to shareholders:
From net investment income	(0.17)		(0.19)

Total distributions	(0.17)		(0.19)

Net asset value, end of period	$14.46		$11.63

Total Return(a)	25.77%		11.21	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,304,697		$2,265,637
Net expenses to average daily net assets(b)	1.07	%(c)	1.07	%*
Net investment income (loss) to average daily net assets	1.21%		0.30	%*
Portfolio turnover rate	114%		126	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.02

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the six months ended August 31, 2009.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	27

GMO Emerging Markets Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$11.66		$6.30		$20.48		$20.67		$22.49

Income (loss) from investment operations:
Net investment income (loss)†	0.16		0.21		0.23		0.25		0.41
Net realized and unrealized gain (loss)	2.85		5.34		(10.65)		5.94		3.00

Total from investment operations	3.01		5.55		(10.42)		6.19		3.41

Less distributions to shareholders:
From net investment income	(0.18)		(0.19)		(0.13)		(0.31)		(0.54)
From net realized gains	—		—		(3.63)		(6.07)		(4.69)

Total distributions	(0.18)		(0.19)		(3.76)		(6.38)		(5.23)

Net asset value, end of period	$14.49		$11.66		$6.30		$20.48		$20.67

Total Return(a)	25.80%		88.05%		(58.62)%		28.38%		17.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,445,916		$1,014,490		$2,309,057		$3,402,343		$4,276,782
Net expenses to average daily net assets	1.02	%(b)(c)	1.06	%(b)	1.10	%(d)	1.09	%(d)	1.07%
Net investment income (loss) to average daily net assets	1.17%		2.25%		1.77%		1.04%		1.87%
Portfolio turnover rate	114%		126%		99%		60%		44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.01%		0.00	%(e)	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(f)	$0.02		$0.04		$0.04		$0.02

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Ratio is less than 0.01%.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

28	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$11.58		$6.27		$20.40		$20.62		$22.45

Income (loss) from investment operations:
Net investment income (loss)†	0.17		0.16		0.25		0.23		0.42
Net realized and unrealized gain (loss)	2.83		5.36		(10.62)		5.95		2.99

Total from investment operations	3.00		5.52		(10.37)		6.18		3.41

Less distributions to shareholders:
From net investment income	(0.18)		(0.21)		(0.13)		(0.33)		(0.55)
From net realized gains	—		—		(3.63)		(6.07)		(4.69)

Total distributions	(0.18)		(0.21)		(3.76)		(6.40)		(5.24)

Net asset value, end of period	$14.40		$11.58		$6.27		$20.40		$20.62

Total Return(a)	25.93%		88.05%		(58.59)%		28.38%		17.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,649,840		$1,639,961		$1,345,811		$3,021,319		$2,599,002
Net expenses to average daily net assets	0.97	%(b)(d)	0.99	%(b)	1.06	%(c)	1.05	%(c)	1.03%
Net investment income (loss) to average daily net assets	1.29%		1.54%		1.86%		0.98%		1.94%
Portfolio turnover rate	114%		126%		99%		60%		44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.01%		0.00	%(e)	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.02		$0.04		$0.02		$0.02

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	29

GMO Emerging Markets Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class V share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$11.57		$6.26		$20.39		$20.61		$22.44

Income (loss) from investment operations:
Net investment income (loss)†	0.15		0.20		0.22		0.23		0.43
Net realized and unrealized gain (loss)	2.86		5.32		(10.58)		5.96		2.98

Total from investment operations	3.01		5.52		(10.36)		6.19		3.41

Less distributions to shareholders:
From net investment income	(0.19)		(0.21)		(0.14)		(0.34)		(0.55)
From net realized gains	—		—		(3.63)		(6.07)		(4.69)

Total distributions	(0.19)		(0.21)		(3.77)		(6.41)		(5.24)

Net asset value, end of period	$14.39		$11.57		$6.26		$20.39		$20.61

Total Return(a)	26.03%		88.21%		(58.59)%		28.43%		17.11%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$835,561		$367,836		$795,586		$1,190,887		$679,988
Net expenses to average daily net assets	0.93	%(b)(d)	0.98	%(b)	1.03	%(c)	1.03	%(c)	1.01%
Net investment income (loss) to average daily net assets	1.15%		2.12%		1.81%		0.98%		1.97%
Portfolio turnover rate	114%		126%		99%		60%		44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.03%		0.01%		0.00	%(e)	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.01		$0.05		$0.05		$0.03

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

30	See accompanying notes to the financial statements.

GMO Emerging Markets Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$11.59		$6.27		$20.42		$20.63		$22.45

Income (loss) from investment operations:
Net investment income (loss)†	0.17		0.13		0.23		0.25		0.42
Net realized and unrealized gain (loss)	2.84		5.41		(10.61)		5.95		3.01

Total from investment operations	3.01		5.54		(10.38)		6.20		3.43

Less distributions to shareholders:
From net investment income	(0.19)		(0.22)		(0.14)		(0.34)		(0.56)
From net realized gains	—		—		(3.63)		(6.07)		(4.69)

Total distributions	(0.19)		(0.22)		(3.77)		(6.41)		(5.25)

Net asset value, end of period	$14.41		$11.59		$6.27		$20.42		$20.63

Total Return(a)	26.01%		88.34%		(58.61)%		28.49%		17.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,800,427		$3,836,631		$1,226,252		$5,902,406		$5,116,565
Net expenses to average daily net assets	0.89	%(b)(d)	0.91	%(b)	1.00	%(c)	1.00	%(c)	0.98%
Net investment income (loss) to average daily net assets	1.29%		1.18%		1.83%		1.05%		1.93%
Portfolio turnover rate	114%		126%		99%		60%		44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.04%		0.01%		0.00	%(e)	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.02		$0.07		$0.03		$0.02

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	31

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Emerging Markets Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the S&P/IFCI Composite Index. The Fund typically makes equity investments directly and indirectly (e.g., through the GMO funds in which the Fund invests, collectively referred to as the “underlying funds,” or derivatives) in companies tied economically to emerging markets. “Emerging markets” include all markets that are not considered to be “developed markets” by the MSCI World Index or MSCI EAFE Index. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging markets.

The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments. The Manager evaluates and selects countries, sectors, and equity investments based on value, momentum, and quality models (that take into account various factors including, but not limited to, historical profitability, earnings stability and low debt to equity ratios), and also evaluates countries and sectors based on macroeconomic models (that take into account various factors including, but not limited to, currency valuations, inflation, and current account deficits). The models used by the Manager may change over time.

In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives (including options, futures, warrants, swap contracts, and reverse repurchase agreements) and exchange-traded funds (“ETFs”) (i) as a substitute for direct investment; (ii) in an attempt to reduce investment exposures (which may result in a reduction below zero); (iii) to effect transactions intended as substitutes for securities lending; and/or (iv) in an attempt to adjust elements of its investment and/or foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

32

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Throughout the year ended February 28, 2011, the Fund had five classes of shares outstanding: Class II, Class III, Class IV, Class V and Class VI. Each class of shares bears a different shareholder service fee.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 7.7% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, 71.4% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation

33

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities and derivatives due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund values certain Russian securities using a price from a secondary exchange. The Fund valued various third-party investment funds based on valuations provided by fund sponsors and adjusted the values for liquidity considerations as well as the timing of the receipt of information. The Fund valued certain equity securities based on the last traded exchange price adjusted for the movement in a securities index. The Fund valued Egyptian securities based on movements in related GDRs as no observable market prices were available on February 28, 2011, due to the continued suspension of trading and political unrest in Egypt. The Fund deemed certain bankrupt and delisted securities to be near worthless.

34

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Argentina	$1,949,177	$—	$—	$1,949,177
Brazil	758,328,075	—	—	758,328,075
Chile	43,590,701	—	—	43,590,701
China	76,022,865	1,570,813,781	0 *	1,646,836,646
Czech Republic	—	172,247,865	—	172,247,865
Egypt	—	—	138,391,206	138,391,206
Hungary	—	220,410,834	—	220,410,834
India	37,057,853	191,634,055	25,524,840	254,216,748
Indonesia	11,839,997	321,972,701	—	333,812,698
Kazakhstan	—	19,107,572	—	19,107,572
Malaysia	8,568,041	111,664,611	—	120,232,652
Mexico	212,656,841	—	—	212,656,841
Morocco	—	19,623,383	—	19,623,383
Philippines	3,403,080	64,430,339	—	67,833,419
Poland	—	154,928,983	—	154,928,983
Russia	34,598,877	1,478,055,269	151,244,856	1,663,899,002
South Africa	6,551,478	380,373,571	—	386,925,049
South Korea	33,370,506	2,066,970,382	0 *	2,100,340,888
Sri Lanka	—	12,993,519	1,894,404	14,887,923
Taiwan	33,117,857	1,261,909,395	—	1,295,027,252
Thailand	—	34,885,331	408,898,018	443,783,349
Turkey	—	391,695,367	0 *	391,695,367
United States	24,003,561	—	—	24,003,561

TOTAL COMMON STOCKS	1,285,058,909	8,473,716,958	725,953,324	10,484,729,191

Preferred Stocks
Brazil	760,913,409	—	—	760,913,409
Chile	8,531,984	—	—	8,531,984
Russia	8,599,903	71,511	134,030,568	142,701,982
South Korea	—	116,456,189	—	116,456,189

TOTAL PREFERRED STOCKS	778,045,296	116,527,700	134,030,568	1,028,603,564

35

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Investment Funds
China	$—	$—	$12,771,635	$12,771,635
India	—	—	11,624,316	11,624,316
Poland	—	—	252,509	252,509
Russia	—	—	10,315,309	10,315,309
Ukraine	—	—	4,000	4,000
United States	132,729,816	—	—	132,729,816

TOTAL INVESTMENT FUNDS	132,729,816	—	34,967,769	167,697,585

Debt Obligations
Poland	—	—	27,902,437	27,902,437
United States	—	8,066,162	—	8,066,162

TOTAL DEBT OBLIGATIONS	—	8,066,162	27,902,437	35,968,599

Rights and Warrants
Malaysia	—	1,312,513	—	1,312,513

TOTAL RIGHTS AND WARRANTS	—	1,312,513	—	1,312,513

Mutual Funds
United States	110,007,196	4,032	—	110,011,228

TOTAL MUTUAL FUNDS	110,007,196	4,032	—	110,011,228

Short-Term Investments	147,401,503	—	—	147,401,503

Total Investments	2,453,242,720	8,599,627,365	922,854,098	11,975,724,183

Derivatives **
Swap Agreements
Equity Risk	—	267,780	—	267,780

Total Derivatives	—	267,780	—	267,780

Total	$2,453,242,720	$8,599,895,145	$922,854,098	$11,975,991,963

*	Represents the investment in securities that have no value at February 28, 2011.

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

36

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

**	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities using Level 3 inputs were 7.7% of total net assets.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net
										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
										Investments
	Balances				Change in				Balances	Still Held
	as of	Net	Accrued	Total	Unrealized				as of	as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	Transfer into		Transfer out of	February 28,	February
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*		Level 3*	2011	28, 2011
Common Stocks
China	$8,189	$—	$—	$—	$(8,189)	$—		$—	$—	$—
Egypt	—	41,633,049	—	(153,184)	(48,830,608)	145,741,949	**	—	138,391,206	(48,830,608)
India	—	(45,425,714)	—	36,531,185	(4,821,843)	39,241,212	**	—	25,524,840	728,714
Russia	—	(178,394,869)	—	84,101,179	5,864,973	239,673,573	**	—	151,244,856	5,864,973
South Korea	—	(1,097,976)	—	1,097,976	—	—		—	—	—
Sri Lanka	—	1,890,309	—	—	4,095	—		—	1,894,404	4,095
Thailand	493,561,819	(302,147,800)	—	198,691,640	49,733,126	—		(30,940,767)**	408,898,018	46,262,785
Turkey	273	—	—	—	(273)	—		—	—	—

Total Common Stock	493,570,281	(483,543,001)	—	320,268,796	1,941,281	424,656,734		(30,940,767)	725,953,324	4,029,959

Preferred Stocks
Russia	—	27,835,850	—	(8,178,221)	43,974,326	70,398,613		—	134,030,568	43,974,325

Total Preferred Stocks	—	27,835,850	—	(8,178,221)	43,974,326	70,398,613		—	134,030,568	43,974,325

Private Equity Securities
Russia	2,610	—	—	(1,673,054)	1,670,444	—		—	—	—

Total Private Equity Securities	2,610	—	—	(1,673,054)	1,670,444	—		—	—	—

37

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

									Net
									Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
									Investments
	Balances				Change in			Balances	Still Held
	as of	Net	Accrued	Total	Unrealized			as of	as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	Transfer into	Transfer out of	February 28,	February
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	28, 2011
Investment Fund
China	$11,891,906	$—	$—	$1,901,894	$(1,022,165)	$—	$—	$12,771,635	$(1,022,165)
India	10,728,924	(94,191)	—	31,742	957,841	—	—	11,624,316	900,974
Poland	393,802	—	—	—	(141,293)	—	—	252,509	(141,293)
Russia	9,266,776	—	—	—	1,048,533	—	—	10,315,309	1,048,532
Ukraine	4,000	—	—	—	—	—	—	4,000	—

Total Investment Fund	32,285,408	(94,191)	—	1,933,636	842,916	—	—	34,967,769	786,048

Debt Obligations
Poland	26,303,383	—	—	—	1,599,054	—	—	27,902,437	1,599,053

Total	$552,161,682	$(455,801,342)	$—	$312,351,157	$50,028,021	$495,055,347	$(30,940,767)	$922,854,098	$50,389,385

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United

38

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions, partnership interest tax allocation, redemption in-kind transactions, foreign currency transactions, capital loss carryforwards, derivative contract transactions and passive foreign investment company transactions, adjustment for securities exchange, and differing treatment of foreign capital gains tax.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$149,063,475	$166,946,093

Total distributions	$149,063,475	$166,946,093

39

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$987,006
Undistributed net long-term capital gain	$868,374,435

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$10,849,781,616	$1,258,533,026	$(132,590,459)	$1,125,942,567

For the year ended February 28, 2011, the Fund had net realized gains attributed to redemption in-kind transactions of $20,517,990.

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on

40

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
For the year ended February 28, 2011, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.80% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund and are allocated pro rate among the classes to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash

41

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

In addition, Indian regulators have alleged that the Fund violated certain conditions under which it was granted permission to operate in India and have restricted the Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of the Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.1% of the Fund’s net assets as of February 28, 2011. The effect of this claim on the value of the restricted assets, and all matters relating to the Fund’s response to these allegations are subject to the supervision and control of the Trust’s Board of Trustees. The Fund’s costs in respect of this matter are being borne by the Fund.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on

42

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies tied economically to emerging markets and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries and geographic regions); Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Fund of Funds Risk (risk that the underlying funds (including exchange-traded funds (ETFs)) in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending);

43

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives

44

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is

45

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign

46

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor and supplied by a third party vendor using that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

47

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

48

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to as a substitute for direct investment in securities. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held

49

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$1,312,513	$—	$1,312,513
Unrealized appreciation on swap agreements	—	—	—	267,780	—	267,780

Total	$—	$—	$—	$1,580,293	$—	$1,580,293

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (rights and warrants)	$—	$—	$—	$7,782,613	$—	$7,782,613
Swap agreements	—	—	—	5,910,778	—	5,910,778

Total	$—	$—	$—	$13,693,391	$—	$13,693,391

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$876,539	$—	$876,539
Swap agreements	—	—	—	267,780	—	267,780

Total	$—	$—	$—	$1,144,319	$—	$1,144,319

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

50

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The volume of derivative activity, based on absolute values (rights and warrants), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Rights and	Swap
	Warrants	agreements

Average amount outstanding	$1,595,439	$18,321,052

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. Effective August 12, 2009, that fee is paid monthly at the annual rate of 0.75% of average daily net assets. Before August 12, 2009, the management fee was paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares, and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse each class of the Fund to the extent the class’s total annual operating expenses exceed the following amounts of the class’s average daily net assets: 0.95% for Class II shares, 0.90% for Class III shares, 0.85% for Class IV shares, 0.80% for Class V shares, and 0.77% for Class VI shares (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) and custodial fees. In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

51

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $238,050 and $77,345, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding	Indirect
shareholder service	Shareholder	Total Indirect
fees)	Service Fees	Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 were as follows:

	Purchases	Sales

U.S. Government securities	$55,480,811	$56,747,089
Investments (non-U.S. Government securities)	12,572,833,030	11,989,525,442

Proceeds from sales of securities for in-kind transactions for the year ended February 28, 2011 were $107,511,332.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, the Fund had no shareholders who individually held more than 10% of the Fund’s outstanding shares.

52

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, 0.64% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 30.67% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Period from August 12, 2009
	February 28, 2011		(commencement of operations) through February 28, 2010
Class II:	Shares	Amount	Shares	Amount

Shares sold	35,785,616	$476,705,333	252,778,370	$2,699,405,042
Shares issued to shareholders in reinvestment of distributions	1,426,944	20,374,803	2,489,345	29,548,519
Shares repurchased	(72,671,205)	(977,372,888)	(60,457,538)	(705,182,629)
Purchase premiums	—	1,395,146	—	289,458
Redemption fees	—	1,702,119	—	3,004,326

Net increase (decrease)	(35,458,645)	$(477,195,487)	194,810,177	$2,027,064,716

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	36,731,569	$521,804,130	60,688,925	$590,315,924
Shares issued to shareholders in reinvestment of distributions	857,777	12,272,522	1,384,598	14,933,224
Shares repurchased	(24,854,916)	(350,842,667)	(341,523,485)	(3,570,092,520)
Purchase premiums	—	57,963	—	1,656,883
Redemption fees	—	200,937	—	2,083,519

Net increase (decrease)	12,734,430	$183,492,885	(279,449,962)	$(2,961,102,970)

53

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class IV:	Shares	Amount	Shares	Amount

Shares sold	39,797,973	$552,034,103	83,789,833	$867,186,010
Shares issued to shareholders in reinvestment of distributions	1,038,348	14,761,210	2,234,977	25,614,765
Shares repurchased	(67,863,219)	(922,908,565)	(159,036,163)	(1,660,169,288)
Purchase premiums	—	833,956	—	317,143
Redemption fees	—	421,235	—	2,542,645

Net increase (decrease)	(27,026,898)	$(354,858,061)	(73,011,353)	$(764,508,725)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class V:	Shares	Amount	Shares	Amount

Shares sold	33,763,871	$458,262,225	43,715,876	$473,416,600
Shares issued to shareholders in reinvestment of distributions	574,362	8,154,351	631,224	6,813,766
Shares repurchased	(8,048,145)	(113,063,368)	(139,632,569)	(1,497,107,621)
Purchase premiums	—	216,469	—	150,000
Redemption fees	—	71,749	—	529,896

Net increase (decrease)	26,290,088	$353,641,426	(95,285,469)	$(1,016,197,359)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class VI:	Shares	Amount	Shares	Amount

Shares sold	119,556,582	$1,519,036,550	201,482,771	$2,104,241,700
Shares issued to shareholders in reinvestment of distributions	5,127,052	72,881,409	5,401,782	62,732,344
Shares repurchased	(53,233,430)	(698,727,282)	(71,261,109)	(795,502,655)
Purchase premium fees	—	7,210,034	—	661,775
Redemption fees	—	2,567,758	—	6,029,901

Net increase (decrease)	71,450,204	$902,968,469	135,623,444	$1,378,163,065

54

GMO Emerging Markets Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

*	During the year ended February 28, 2010, the following transfers occurred from Class III to Class II:

Date of Transfer	Shares Transferred	Amount Transferred

8/12/2009	239,139,436	$2,539,820,792
10/30/2009	(14,087,438)	$(161,582,914)
2/5/2010	(3,803,675)	$(42,905,458)
2/24/2010	3,378,830	$39,329,578

10.	Investments in affiliated companies and other funds of the Trust

An affiliated company is a company in which the Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the year ended February 28, 2011 is set forth below:

	Value,				Value,
	beginning of		Sales	Dividend	end of
Affiliate	period	Purchases	Proceeds	Income	period

Banco de Chile *	$—	$9,425,877	$8,136,679	$—	$1,633,270
Boryung Pharmaceutical Co Ltd *	4,294,391	—	3,995,288	44,401	2,375,171
CBAY Systems Holdings Ltd *	12,969,456	—	17,013,436	—	—
Daehan Pulp Co Ltd *	5,372,382	—	652,584	—	4,723,594
Dimerco Express Taiwan Corp *	3,800,682	—	4,148,450	—	—
In the F Co Ltd	2,849,143	609,899	92,045	—	2,759,050
Kiri Dyes & Chemicals Ltd	—	12,393,232	—	—	7,389,591
MedQuist Holdings, Inc.	—	17,013,436	—	—	24,003,561
Pumyang Construction	4,299,731	—	1,327,595	—	2,075,101
Star Block Co Ltd (Foreign Registered)	940	—	—	—	—

Totals	$33,586,725	$39,442,444	$35,366,077	$44,401	$44,959,338

*	No longer an affiliate as of February 28, 2011.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO Special Purpose Holding Fund	$4,435	$—	$—	$—	$—	$4,032
GMO U.S. Treasury Fund	74,488,836	590,531,668	555,013,308	36,485	1,560	110,007,196

Totals	$74,493,271	$590,531,668	$555,013,308	$36,485	$1,560	$110,011,228

55

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

56

GMO Emerging Markets Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

57

GMO Emerging Markets Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class II

1) Actual	1.08%	$1,000.00	$1,183.40	$5.85
2) Hypothetical	1.08%	$1,000.00	$1,019.44	$5.41

Class III

1) Actual	1.03%	$1,000.00	$1,183.90	$5.58
2) Hypothetical	1.03%	$1,000.00	$1,019.69	$5.16

Class IV

1) Actual	0.98%	$1,000.00	$1,184.60	$5.31
2) Hypothetical	0.98%	$1,000.00	$1,019.93	$4.91

Class V

1) Actual	0.93%	$1,000.00	$1,185.50	$5.04
2) Hypothetical	0.93%	$1,000.00	$1,020.18	$4.66

Class VI

1) Actual	0.90%	$1,000.00	$1,185.40	$4.88
2) Hypothetical	0.90%	$1,000.00	$1,020.33	$4.51

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

58

GMO Emerging Markets Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

During the year ended February 28, 2011, the Fund paid foreign taxes of $46,989,090 and recognized foreign source income of $269,325,665.

For taxable, non-corporate shareholders, 90.71% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

59

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

60

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

61

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

62

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

63

GMO Flexible Equities Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Flexible Equities Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division while the overall management and strategic direction of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Flexible Equities Fund returned +7.1% for the fiscal year ended February 28, 2011, as compared with +21.7% for the Fund’s benchmark, the MSCI World Index.

Two factors contributed to the Fund’s underperformance. The Fund invested exclusively in Japan equity markets, which underperformed the MSCI World Index by almost 4%. In addition, the Fund hedged the currency, which further detracted from performance due to the rise in the Japanese yen. The currency hedge detracted roughly 9% from performance versus the unhedged index.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Flexible Equities Fund Class III Shares and the MSCI World Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Flexible Equities Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.5%
Short-Term Investments	3.6
Forward Currency Contracts	(0.1)
Swap Agreements	(3.9)
Other	3.9

100.0%

Country Summary *	% of Investments
Japan	100.0%

100.0%

Industry Group Summary	% of Equity Investments**
Telecommunication Services	18.1%
Retailing	15.7
Capital Goods	9.6
Food & Staples Retailing	9.4
Banks	9.2
Real Estate	6.6
Materials	3.9
Utilities	3.6
Food, Beverage & Tobacco	3.3
Health Care Equipment & Services	3.0
Diversified Financials	2.9
Software & Services	2.7
Commercial & Professional Services	2.6
Consumer Durables & Apparel	2.3
Consumer Services	2.0
Transportation	1.9
Insurance	1.6
Household & Personal Products	0.9
Media	0.7

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments, if any. The table excludes exposure through forward currency contracts. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.
**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

1

GMO Flexible Equities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 96.5%

	Japan — 96.5%
669	Accordia Golf Co Ltd	561,692
1,701	Advance Residence Investment Corp (REIT)	3,544,736
471,600	Aeon Co Ltd	5,950,265
67,100	Alfresa Holdings Corp	2,602,845
38,600	Alpen Co Ltd	785,636
36,700	AOKI Holdings Inc	656,043
19,300	Aoyama Trading Co Ltd	337,654
6,000	Arc Land Sakamoto Co Ltd	74,547
41,000	Arcs Co Ltd	658,262
17,600	Arnest One Corp	222,570
7,800	Asatsu–DK Inc	224,233
124,850	Belluna Co Ltd	921,850
267,500	Best Denki Co Ltd *	797,452
2,593	BIC Camera Inc	1,085,081
50,200	Cawachi Ltd	1,081,024
104,500	Century Tokyo Leasing Corp	1,998,614
471,000	Chiba Bank Ltd	3,231,915
23,600	Chiyoda Integre Co Ltd	369,769
22,300	Chubu Electric Power Co Inc	588,594
44,000	Chuetsu Pulp & Paper Co Ltd	82,875
67,000	Circle K Sunkus Co Ltd	1,131,989
25,600	Coca–Cola Central Japan Co Ltd	349,713
58,400	Cocokara fine Holdings Inc	1,365,134
40,800	COMSYS Holdings Corp	416,449
5,000	Cosmos Pharmaceutical Corp	211,228
178,700	CSK Holdings Corp *	651,228
2,990	Dai-ichi Life Insurance Co Ltd (The)	5,407,977
11,500	Daidoh Ltd	111,817
421,400	Daiei Inc *	1,718,045
84,000	Daiichikosho Co Ltd	1,638,762
168,000	Daio Paper Corp	1,244,030
118,300	Daito Trust Construction Co Ltd (REIT)	9,693,911
45	DA Office Investment Corp (REIT)	161,895

2	See accompanying notes to the financial statements.

GMO Flexible Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
190,600	DCM Japan Holdings Co Ltd	1,167,377
33,512	Dena Co Ltd	1,300,659
168	Digital Garage Inc *	738,094
12,700	Don Quijote Co Ltd	444,045
22,600	Doshisha Co Ltd	519,504
64,600	DTS Corp	738,679
197,200	Edion Corp	2,045,616
49,000	Electric Power Development Co Ltd	1,548,102
21,600	Fast Retailing Co Ltd	3,391,302
352,000	Fuji Electric Holdings Co Ltd	1,194,967
19,900	Fuji Soft Inc	343,220
60,300	Fuyo General Lease Co Ltd	2,248,476
933	Geo Corp	1,235,659
33	Global One Real Estate Investment Co Ltd (REIT)	307,523
82,000	Gunze Ltd	352,519
14,700	H.I.S. Co Ltd	385,260
62,000	H2O Retailing Corp	470,043
9,000	Hajime Construction Co Ltd	301,195
44	Hankyu Reit Inc (REIT)	227,631
514,500	Haseko Corp *	481,169
68,000	Heiwado Co Ltd	870,039
48,600	Hikari Tsushin Inc	1,190,602
80,000	Hitachi Cable Ltd	230,930
12,900	Hogy Medical Co Ltd	612,566
46,000	Hokuetsu Paper MillsLtd	267,505
10,300	Hokuto Corp	238,649
42,330	Honeys Co Ltd	579,805
143,000	Isetan Mitsukoshi Holdings Ltd	1,732,472
159,200	IT Holdings Corp	1,823,273
14,800	Itochu Techno-Solutions Corp	525,303
20,100	Itoki Corp	53,349
59,600	Ito En Ltd	1,058,563
146,675	Izumiya Co Ltd	688,300
138,600	Izumi Co Ltd	2,038,691

See accompanying notes to the financial statements.	3

GMO Flexible Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
255	Japan Prime Realty Investment Corp (REIT)	710,753
24	Japan Excellent Inc (REIT)	141,999
1,670	Japan Retail Fund Investment Corp (REIT)	2,874,385
129,489	Joshin Denki Co Ltd	1,351,919
165,000	J–Oil Mills Inc	517,736
88,000	J Front Retailing Co Ltd	460,909
101,340	K’s Holdings Corp	3,422,515
1,061,000	Kajima Corp	2,844,167
113,800	Kao Corp	3,073,834
66,600	Kasumi Co Ltd	371,806
37,900	Kato Sangyo Co Ltd	668,375
3,129	KDDI Corp	20,319,921
75,400	Keiyo Co Ltd	397,255
160	Kenedix Realty Investment Corp (REIT)	758,380
131,600	Kohnan Shoji Co Ltd	1,806,147
139,400	Kojima Co Ltd	983,474
253,000	Krosaki Harima Corp	1,139,704
391,000	Kurabo Industries Ltd	781,959
91,000	Kyodo Printing Co Ltd	212,244
34,800	Kyoritsu Maintenance Co Ltd	587,909
120,000	Kyowa Exeo Corp	1,148,893
75,000	Kyudenko Corp	479,432
45,000	Lawson Inc	2,215,874
76	M3 Inc	402,523
306,000	Maeda Corp	992,944
49,000	Maeda Road Construction Co Ltd	416,972
238,300	Marudai Food Co Ltd	791,161
99,074	Maruetsu Inc (The)	399,413
1,043,000	Maruha Nichiro Holdings Inc	1,958,684
35,000	Maruzen Showa Unyu Co Ltd	120,668
19,900	Matsuda Sangyo Co Ltd	355,017
24,000	Matsumotokiyoshi Holdings Co Ltd	538,809
195,300	Medipal Holdings Corp	1,853,494
23,000	Megane TOP Co Ltd	230,041

4	See accompanying notes to the financial statements.

GMO Flexible Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
372	MID REIT Inc (REIT)	1,043,009
56,400	Mikuni Coca–Cola Bottling Co Ltd	506,169
12,100	Ministop Co Ltd	209,537
125,900	Mirait Holdings Corp *	954,196
802,392	Mitsubishi Paper Mills Ltd *	1,016,847
33,590	Mitsubishi UFJ Lease & Finance Co Ltd	1,492,452
39,000	Mitsui Home Co Ltd	223,957
7,771,300	Mizuho Financial Group Inc	16,019,196
56	Mori Hills REIT Investment Corp (REIT)	193,759
347,000	Morinaga Milk Industry Co Ltd	1,464,249
18,850	Moshi Moshi Hotline Inc	418,225
21,200	NEC Fielding Ltd	263,830
41,800	NEC Networks & System Integration Corp	567,410
210	Net One Systems Co Ltd	338,208
306,000	Nichias Corp	1,902,614
41,200	Nichiha Corp	409,963
368,200	Nichirei Corp	1,735,093
22,300	Nihon Kohden Corp	490,062
209,000	Nihon Yamamura Glass Co Ltd	616,248
120,000	Nippon Corp	846,938
37,000	Nippon Road Co Ltd (The)	93,470
76,000	Nippon Densetsu Kogyo Co Ltd	733,020
245,000	Nippon Express Co Ltd	1,058,848
104,000	Nippon Flour Mills Co Ltd	518,545
29,000	Nippon Konpo Unyu Soko Co Ltd	335,985
149,800	Nippon Paper Group Inc	4,120,192
292,200	Nippon Suisan Kaisha Ltd	997,056
397,100	Nippon Telegraph & Telephone Corp	19,425,291
87,100	Nishimatsuya Chain Co Ltd	795,713
1,317,984	Nishimatsu Construction Co Ltd	1,845,573
76,500	Nissen Holdings Co Ltd	506,607
38,000	Nisshin Oillio Group Ltd (The)	197,996
95,000	Nissin Corp	270,339
18,900	Nitori Co Ltd	1,673,401

See accompanying notes to the financial statements.	5

GMO Flexible Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
118	Nomura Real Estate Office Fund (REIT)	801,469
17,600	Nomura Research Institute Ltd	413,088
10,530	NTT Docomo Inc	19,781,401
574,000	Obayashi Corp	2,582,187
2,690	Obic Co Ltd	542,878
108,000	OJI Paper Co Ltd	537,628
34,000	Okamura Corp	210,001
117	Okinawa Cellular Telephone Co	260,988
25,300	Okinawa Electric Power Co	1,265,776
38,000	Okuwa Co Ltd	419,090
34,540	ORIX Corp	3,889,955
1,230,132	Osaka Gas Co Ltd	4,684,462
1,885	PGM Holdings KK	1,240,556
66,400	Parco Co Ltd	662,582
25,300	Park24 Co Ltd	293,997
329	Pasona Group Inc	287,707
1,165,500	Penta Ocean Construction Co Ltd	1,963,078
23,100	Point Inc	1,110,690
153	Premier Investment Corp (REIT)	745,109
140,000	Prima Meat Packers Ltd	195,810
193,000	Rengo Co Ltd	1,262,909
76,900	Right On Co Ltd *	451,351
449,000	Round One Corp	2,951,427
13,500	Ryohin Keikaku Co Ltd	642,113
23,800	Ryoshoku Ltd	540,041
18,200	Saint Marc Holdings Co Ltd	828,785
41,000	Sanki Engineering	262,979
675,000	Sankyo–Tateyama Holdings Inc *	930,733
446,418	Sankyu Inc	2,116,018
248,159	Sanwa Holdings Corp	884,742
102,000	Sanyo Shokai Ltd	381,145
4,900	San–A Co Ltd	190,944
105,900	Secom Co Ltd	5,346,331
188,000	Seiko Holdings Corp *	740,863

6	See accompanying notes to the financial statements.

GMO Flexible Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
150,000	Seino Holdings Co Ltd	1,144,953
43,200	Seiren Co Ltd	325,042
279,516	Senko Co Ltd	950,108
32,200	Senshukai Co Ltd	207,432
266,500	Seven & I Holdings Co Ltd	7,438,875
38,400	Shimachu Co Ltd	883,527
7,900	Shimamura Co Ltd	765,251
330,000	Shimizu Corp	1,419,012
99,488	Ship Healthcare Holdings Inc	1,302,924
80,500	Shizuoka Gas Co Ltd	477,330
53,000	Showa Sangyo Co Ltd	163,053
1,261	SKY Perfect JSAT Holdings Inc	499,105
110,300	Sumitomo Forestry Co Ltd	1,004,617
293,500	Sumitomo Mitsui Financial Group Inc	11,106,539
145,000	Sumitomo Osaka Cement Co Ltd	378,282
18,000	Sundrug Co Ltd	538,465
30,000	Suzuken Co Ltd	857,781
525,000	SWCC Showa Holdings Co Ltd *	593,704
1,492,000	Taiheiyo Cement Co Ltd *	2,219,728
349,400	Taihei Kogyo Co Ltd	1,654,367
1,801,836	Taisei Corp	4,273,997
39,000	Takashimaya Co Ltd	320,829
15,600	Terumo Corp	856,695
449,098	TOA Corp	562,058
83,300	Toho Holdings Co Ltd	1,041,351
40,090	Token Corp	1,611,154
771,000	Tokyo Gas Co Ltd	3,446,803
81	Tokyu REIT Inc (REIT)	556,733
72,490	Tokyu Construction Co Ltd	217,938
17,700	Toppan Forms Co Ltd	173,389
54,000	Toppan Printing Co Ltd	496,824
16,400	Touei Housing Corp	261,832
1,254,000	Toyo Construction Co Ltd	755,919
20,900	Tsuruha Holdings Inc	1,028,991

See accompanying notes to the financial statements.	7

GMO Flexible Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value		Description	Value ($)
		Japan — continued
	688	T–Gaia Corp	1,361,004
	187,000	Uchida Yoko Co Ltd	646,555
	8,600	United Arrows Ltd	148,776
	1,015,000	Unitika Ltd *	973,528
	373,500	UNY Co Ltd	3,727,513
	29,120	USS Co Ltd	2,362,980
	79,400	Valor Co Ltd	815,386
	30,500	Xebio Co Ltd	700,120
	6,720	Yahoo Japan Corp	2,533,483
	101,710	Yamada Denki Co Ltd	7,769,492
	42,000	Yokohama Reito Co Ltd	301,977
	33,000	Yonekyu Corp	289,069
	37,000	Yurtec Corp	163,278
	12,700	Yusen Logistics Co Ltd	205,039

		Total Japan	330,793,877

		TOTAL COMMON STOCKS (COST $283,905,078)	330,793,877

		SHORT-TERM INVESTMENTS — 3.7%

		Time Deposits — 3.7%
USD	2,180,372	Bank of America (Charlotte) Time Deposit, 0.03%, due 03/01/11	2,180,372
JPY	23,674,994	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	289,408
USD	5,000,000	Citibank (New York) Time Deposit, 0.03%, due 03/01/11	5,000,000
USD	5,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/11	5,000,000

		Total Time Deposits	12,469,780

		TOTAL SHORT-TERM INVESTMENTS (COST $12,469,780)	12,469,780

		TOTAL INVESTMENTS — 100.2% (Cost $296,374,858)	343,263,657
		Other Assets and Liabilities (net) — (0.2%)	(536,914)

		TOTAL NET ASSETS — 100.0%	$342,726,743

8	See accompanying notes to the financial statements.

GMO Flexible Equities Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys †
3/08/11	Barclays Bank PLC	JPY	1,829,706,806	$22,367,261	$35,309
3/08/11	Deutsche Bank AG	JPY	8,110,450,000	99,146,241	153,808
3/08/11	Bank of New York Mellon	JPY	2,144,308,639	26,213,112	37,513

				$147,726,614	$226,630

Sales #
3/08/11	Barclays Bank PLC	JPY	1,829,706,806	$22,367,261	$(30,609)
3/08/11	Bank of New York Mellon	JPY	2,144,308,639	26,213,113	(193,182)
3/08/11	Deutsche Bank AG	JPY	8,110,450,000	99,146,241	(135,681)
4/08/11	Deutsche Bank AG	JPY	8,110,450,000	99,168,344	(157,180)
4/08/11	Bank of New York Mellon	JPY	1,030,898,738	12,605,037	(20,056)
4/08/11	Barclays Bank PLC	JPY	1,419,831,806	17,360,611	(27,516)

				$276,860,607	$(564,224)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Swap Agreements

Forward Cross Currency Swaps

			Expiration		Receive/			Market
Deliver		Receive	Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value

11,331,250,000	JPY	125,000,000 USD	6/27/2011	Morgan Stanley Capital Services Inc.	(Pay)	0.00%	3 Month USD BBA LIBOR - 0.20%	$(13,535,498)

Premiums to (Pay) Receive								$—

#	Receive - Fund receives fixed rate and sells variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

See accompanying notes to the financial statements.	9

GMO Flexible Equities Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

As of February 28, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BBA - British Banks Association
REIT - Real Estate Investment Trust
USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

*	Non-income producing security.

Currency Abbreviations:

JPY - Japanese Yen
USD - United States Dollar

10	See accompanying notes to the financial statements.

GMO Flexible Equities Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments, at value (cost $296,374,858) (Note 2)	$343,263,657
Receivable for investments sold	482,230
Dividends receivable	986,298
Unrealized appreciation on open forward currency contracts (Note 4)	226,630
Receivable for collateral on open swap contracts (Note 4)	12,780,000
Receivable for expenses reimbursed by Manager (Note 5)	27,132

Total assets	357,765,947

Liabilities:
Payable for investments purchased	516,364
Payable for Fund shares repurchased	111,764
Payable to affiliate for (Note 5):
Management fee	143,496
Shareholder service fee	16,467
Trustees and Trust Officers or agents unaffiliated with the Manager	798
Unrealized depreciation on open forward currency contracts (Note 4)	564,224
Payable for open swap contracts (Note 4)	13,535,498
Accrued expenses	150,593

Total liabilities	15,039,204

Net assets	$342,726,743

Net assets consist of:
Paid-in capital	$341,671,263
Distributions in excess of net investment income	(11,645,306)
Accumulated net realized loss	(20,323,151)
Net unrealized appreciation	33,023,937

$342,726,743

Net assets attributable to:
Class III shares	$29,258,746

Class VI shares	$313,467,997

Shares outstanding:
Class III	1,491,878

Class VI	15,979,127

Net asset value per share:
Class III	$19.61

Class VI	$19.62

See accompanying notes to the financial statements.	11

GMO Flexible Equities Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends (net of withholding taxes of $617,704)	$8,207,991

Total investment income	8,207,991

Expenses:
Management fee (Note 5)	2,008,166
Shareholder service fee – Class III (Note 5)	52,372
Shareholder service fee – Class VI (Note 5)	181,614
Custodian and fund accounting agent fees	206,274
Audit and tax fees	93,253
Transfer agent fees	42,923
Registration fees	29,873
Legal fees	14,067
Trustees fees and related expenses (Note 5)	8,033
Miscellaneous	44,097

Total expenses	2,680,672
Fees and expenses reimbursed by Manager (Note 5)	(419,570)
Expense reductions (Note 2)	(8)

Net expenses	2,261,094

Net investment income (loss)	5,946,897

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	23,121,921
Futures contracts	1,588,002
Swap contracts	(13,944,424)
Foreign currency, forward contracts and foreign currency related transactions	(18,993,579)

Net realized gain (loss)	(8,228,080)

Change in net unrealized appreciation (depreciation) on:
Investments	22,618,865
Futures contracts	31,123
Swap contracts	(13,535,498)
Foreign currency, forward contracts and foreign currency related transactions	10,405,515

Net unrealized gain (loss)	19,520,005

Net realized and unrealized gain (loss)	11,291,925

Net increase (decrease) in net assets resulting from operations	$17,238,822

12	See accompanying notes to the financial statements.

GMO Flexible Equities Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,946,897	$5,680,813
Net realized gain (loss)	(8,228,080)	(20,119,555)
Change in net unrealized appreciation (depreciation)	19,520,005	104,950,270

Net increase (decrease) in net assets from operations	17,238,822	90,511,528

Distributions to shareholders from:
Net investment income
Class III	(368,554)	(1,059,417)
Class VI	(3,931,813)	(8,942,217)

Total distributions from net investment income	(4,300,367)	(10,001,634)

Net share transactions (Note 9):
Class III	(13,406,608)	(12,149,564)
Class VI	(48,692,864)	(30,326,228)

Increase (decrease) in net assets resulting from net share transactions	(62,099,472)	(42,475,792)

Total increase (decrease) in net assets	(49,161,017)	38,034,102
Net assets:
Beginning of period	391,887,760	353,853,658

End of period (including distributions in excess of net investment income of $11,645,306 and $253,635, respectively)	$342,726,743	$391,887,760

See accompanying notes to the financial statements.	13

GMO Flexible Equities Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

					Period from
					December 12,
					2008
					(commencement of
					operations) through
	Year Ended February 28,				February 28,
	2011		2010		2009

Net asset value, beginning of period	$18.55		$15.39		$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.29		0.23		0.02
Net realized and unrealized gain (loss)	1.01		3.40		(4.63)

Total from investment operations	1.30		3.63		(4.61)

Less distributions to shareholders:
From net investment income	(0.24)		(0.47)		(0.00	)(a)

Total distributions	(0.24)		(0.47)		(0.00)

Net asset value, end of period	$19.61		$18.55		$15.39

Total Return(b)	7.08%		23.62%		(23.04	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$29,259		$41,753		$43,788
Net expenses to average daily net assets	0.70	%(c)	0.70	%(c)	0.70	%*
Net investment income (loss) to average daily net assets	1.57%		1.26%		0.56	%*
Portfolio turnover rate	71%		58%		7	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.11%		0.26	%*

(a)	Distributions from net investment income were less than $0.01 per share.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

14	See accompanying notes to the financial statements.

GMO Flexible Equities Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

					Period from
					December 12,
					2008
					(commencement of
					operations) through
	Year Ended February 28,				February 28,
	2011		2010		2009

Net asset value, beginning of period	$18.56		$15.39		$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.30		0.25		0.03
Net realized and unrealized gain (loss)	1.02		3.41		(4.64)

Total from investment operations	1.32		3.66		(4.61)

Less distributions to shareholders:
From net investment income	(0.26)		(0.49)		(0.00	)(a)

Total distributions	(0.26)		(0.49)		(0.00)

Net asset value, end of period	$19.62		$18.56		$15.39

Total Return(b)	7.18%		23.81%		(23.04	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$313,468		$350,135		$310,066
Net expenses to average daily net assets	0.61	%(c)	0.61	%(c)	0.61	%*
Net investment income (loss) to average daily net assets	1.64%		1.36%		0.69	%*
Portfolio turnover rate	71%		58%		7	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.11%		0.26	%*

(a)	Distributions from net investment income were less than $0.01 per share.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	15

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Flexible Equities Fund (the “Fund”), which commenced operations on December 12, 2008, is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the MSCI World Index. The Fund may invest directly and indirectly (e.g., through the GMO Funds in which the Fund invests, collectively referred to as the “underlying funds” or derivatives) in equity investments traded in any of the world’s securities markets. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. The Fund is permitted to make equity investments of all types, including equity investments issued by foreign and/or U.S. companies, growth and/or value style equities, and equity investments of companies of any market capitalization. In addition, the Fund is not limited to how much it may invest in any market or type of equity investment, and may invest all its assets in a limited number of equity investments of companies in a single country and/or capitalization range. The Fund could experience material losses from a single investment. As of February 28, 2011, substantially all of the Fund’s assets were invested in equity investments tied economically to Japan.

In pursuing its investment objective, the Fund is permitted to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives, including options, futures, swap contracts, and reverse repurchase agreements, (i) as a substitute for direct investment; (ii) in an attempt to reduce investment exposures (which may result in a reduction below zero); (iii) to effect transactions intended as substitutes for securities lending; and/or (iv) in an attempt to adjust elements of its investment and/or foreign currency exposure. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. For investment and hedging purposes, the Fund also may make short sales of securities, including short sales of securities the Fund does not own. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities. The Fund may identify and measure its performance against one or more secondary benchmarks from time to time. The Fund does not seek to control risk relative to the MSCI World Index or any other benchmark.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund may, from time to time, take temporary defensive

16

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The Fund is not intended to serve as a standalone investment product and is available for investment only by other GMO Funds and other GMO asset allocation clients.

Throughout the year ended February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, 96.2% of the net assets of the Fund were valued using fair value prices based on those adjustments and are

17

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

classified as using Level 2 inputs in the table below. See note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

18

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks Japan	$954,196	$329,839,681	$—	$330,793,877

TOTAL COMMON STOCKS	954,196	329,839,681	—	330,793,877

Short-Term Investments	12,469,780	—	—	12,469,780

Total Investments	13,423,976	329,839,681	—	343,263,657

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	226,630	—	226,630

Total	$13,423,976	$330,066,311	$—	$343,490,287

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(564,224)	$—	$(564,224)

Swap Agreements
Foreign Currency Risk	—	(13,535,498)	—	(13,535,498)

Total	$—	$(14,099,722)	$—	$(14,099,722)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

19

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
	Balances				Change in			Balances	from Investments
	as of	Net	Accrued	Total	Unrealized		Transfer	as of	still held as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	Transfer into	out of	February 28,	February 28,
	2010	Sales	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	2011
Common Stocks Japan	$2,146,388	$(1,956,344)**	$—	$—	$(190,044)	$—	$—	$—	$—

Total	2,146,388	$(1,956,344)	$—	$—	$(190,044)	$—	$—	$—	$—

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Sale transaction occurred as a result of a corporate action.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

20

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, passive foreign foreign investment company transactions, post-October capital losses and post-October currency losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$4,300,367	$10,001,634

Total distributions	$4,300,367	$10,001,634

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

21

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, certain tax attributes consisted of the following:

Capital loss carryforwards	$(17,168,605)
Post-October capital loss deferral	$(1,050,378)
Post-October currency loss deferral	$(5,820,846)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(17,168,605)

Total	$(17,168,605)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$304,641,079	$42,419,483	$(3,796,905)	$38,622,578

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the periods ended February 28, 2009 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on

22

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Management and Operational Risk — The Fund runs the risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations. In addition, while each GMO Fund is exposed to some level of management and operational risk, this risk may be particularly pronounced for this Fund because it does not seek to control risk relative to a particular securities market index or benchmark. This risk is also pronounced for this Fund because the risks created by its derivative positions and other investments may cause it to incur significant losses.

23

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s equity investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Focused Investment Risk — Focusing investments in countries, regions, sectors, or companies with high positive correlations to one another creates additional risk. As of the date of this Prospectus, this risk was particularly pronounced for the Fund because it had invested substantially all of its assets in equity investments tied economically to Japan. This risk may be particularly pronounced for the Fund because it may invest a significant portion of its assets in a particular geographic region or foreign country or in the securities of a limited number of issuers. A decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that

24

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (the risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Short Sales Risk (risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to

25

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to

26

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by

27

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts including foreign index futures do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. During the year ended February 28, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a

28

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

29

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. Dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

30

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Unrealized appreciation on forward currency contracts	$—	$226,630	$—	$—	$—	$226,630

Total	$—	$226,630	$—	$—	$—	$226,630

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(564,224)	$—	$—	$—	$(564,224)
Unrealized depreciation on swap agreements	—	(13,535,498)	—	—	—	(13,535,498)

Total	$—	$(14,099,722)	$—	$—	$—	$(14,099,722)

31

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  Fair values of derivative instruments on the Statement of Assets and Liabilities as of
  February 28, 2011∧: — continued

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Forward currency contracts	$—	$(13,355,496)	$—	$—	$—	$(13,355,496)
Futures contracts	—	—	—	1,588,002	—	1,588,002

Total	$—	$(13,355,496)	$—	$1,588,002	$—	$(11,767,494)

Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$10,417,436	$—	$—	$—	$10,417,436
Futures contracts	—	—	—	31,123	—	31,123
Swap contracts	—	(13,535,498)	—	—	—	(13,535,498)

Total	$—	$(3,118,062)	$—	$31,123	$—	$(3,086,939)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Forward
	currency	Futures	Swaps
	contracts	contracts	agreements

Average amount outstanding	$374,011,167	$5,291,549	$155,512,059

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.55% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

32

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.55% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ending February 28, 2011 was $8,033 and $2,769, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $248,856,417 and $343,909,749, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 61.96% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholders owned

33

GMO Flexible Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

more than 10% of the outstanding shares of the Fund. Two of the shareholders are other funds of the Trust.

As of February 28, 2011, none of the Fund was held by senior management of the Manager and GMO Trust officers and all of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	7,751	$142,996	254,146	$4,481,202
Shares issued to shareholders in reinvestment of distributions	14,175	264,359	37,554	691,738
Shares repurchased	(780,526)	(13,813,963)	(886,624)	(17,322,504)

Net increase (decrease)	(758,600)	$(13,406,608)	(594,924)	$(12,149,564)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class VI:	Shares	Amount	Shares	Amount

Shares sold	1,434,560	$26,560,917	2,572,598	$44,263,613
Shares issued to shareholders in reinvestment of distributions	210,711	3,929,770	485,176	8,941,790
Shares repurchased	(4,531,143)	(79,183,551)	(4,335,164)	(83,531,631)

Net increase (decrease)	(2,885,872)	$(48,692,864)	(1,277,390)	$(30,326,228)

34

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Flexible Equities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets (a series of GMO Trust) and the financial highlights present fairly, in all material respects, the financial position of GMO Flexible Equities Fund (the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

35

GMO Flexible Equities Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

36

GMO Flexible Equities Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.71%	$1,000.00	$1,163.60	$3.81
2) Hypothetical	0.71%	$1,000.00	$1,021.27	$3.56

Class VI

1) Actual	0.61%	$1,000.00	$1,164.70	$3.27
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06

*	Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

37

GMO Flexible Equities Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

During the year ended February 28, 2011, the Fund paid foreign taxes of $617,704 and recognized foreign source income of $8,825,695.

For taxable, non-corporate shareholders, 92.67% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

38

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

39

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

40

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

GMO Foreign Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Foreign Fund
(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Foreign Fund returned +18.8% for the fiscal year ended February 28, 2011, as compared with +20.0% for the MSCI EAFE Index.

Stock selection added 0.6% to relative performance for the fiscal year. Stock selection in Japan, Finland, Germany, and the emerging markets added to relative performance. Stock selection in the United Kingdom and Italy subtracted from relative performance.

Country selection detracted from relative performance by 1.8%. The largest negative contribution to country selection came from an underweight position in Sweden. An overweight position in Italy also hurt performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $35,000,000 Investment in
GMO Foreign Fund Class III Shares and the MSCI EAFE Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Foreign Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.4%
Short-Term Investments	1.1
Preferred Stocks	1.0
Rights and Warrants	0.0 ∧
Other	0.5

100.0%

∧	Rounds to 0.0%.

Country Summary	% of Investments*
United Kingdom	23.6%
Japan	20.9
France	9.9
Germany	8.4
Italy	7.4
Switzerland	4.9
Australia	2.6
Netherlands	2.5
Norway	2.3
Sweden	2.3
Finland	2.1
Hong Kong	1.7
South Korea	1.6
Spain	1.2
Brazil	1.1
Russia	1.0
Denmark	0.9
Singapore	0.8
China	0.6
Austria	0.5
Belgium	0.5
Ireland	0.5
Mexico	0.5
Taiwan	0.5
India	0.4
Greece	0.3
Indonesia	0.3
Israel	0.2
Malaysia	0.2
Philippines	0.2

1

GMO Foreign Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Country Summary	% of Investments*
Thailand	0.1%
New Zealand	0.0 ∧

100.0%

∧	Rounds to 0.0%.
*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments, if any. The table excludes exposure through forward currency contracts. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	13.7%
Banks	11.3
Capital Goods	9.8
Materials	9.7
Automobiles & Components	7.6
Telecommunication Services	6.5
Pharmaceuticals, Biotechnology & Life Sciences	6.1
Food, Beverage & Tobacco	5.1
Technology Hardware & Equipment	4.4
Utilities	4.4
Insurance	3.7
Food & Staples Retailing	3.1
Real Estate	2.7
Media	1.6
Diversified Financials	1.6
Transportation	1.6
Consumer Services	1.5
Consumer Durables & Apparel	1.3
Retailing	1.1
Software & Services	1.1
Commercial & Professional Services	0.8
Household & Personal Products	0.7
Health Care Equipment & Services	0.4
Semiconductors & Semiconductor Equipment	0.2

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 97.4%

	Australia — 2.6%
558,922	Amcor Ltd	3,961,787
541,713	Aristocrat Leisure Ltd	1,758,869
3,395,747	Asciano Group *	6,082,395
689,970	BlueScope Steel Ltd	1,478,682
58,389	Commonwealth Bank of Australia	3,173,882
358,407	Crown Ltd	3,060,292
401,570	CSR Ltd	1,422,828
2,738,328	Dexus Property Group (REIT)	2,395,541
1,356,170	Fairfax Media Ltd	1,812,926
1,669,008	Incitec Pivot Ltd	7,530,424
63,630	Macquarie Group Ltd	2,473,384
891,795	Myer Holdings Ltd	2,989,163
56,455	Rio Tinto Ltd	4,929,407
468,103	Santos Ltd	6,874,747
2,196,882	Telstra Corp Ltd	6,255,529
42,305	Westfield Retail Trust (REIT)	115,004
529,257	Westpac Banking Corp	12,773,832

	Total Australia	69,088,692

	Austria — 0.5%
87,434	OMV AG	3,715,507
159,780	Telekom Austria AG	2,281,838
353,190	Wienerberger AG *	7,308,259

	Total Austria	13,305,604

	Belgium — 0.5%
161,400	KBC Groep NV *	6,749,726
130,500	Umicore SA	6,579,584

	Total Belgium	13,329,310

	Brazil — 0.6%
40,700	Cia Hering	607,393
122,200	Localiza Rent A Car SA	1,725,989

See accompanying notes to the financial statements.	3

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Brazil — continued
102,000	M Dias Branco SA	2,206,996
154,800	Multiplus SA	2,674,901
826,000	PDG Realty SA Empreendimentos e Participacoes	4,512,766
273,600	Sonae Sierra Brasil SA *	3,716,408
143,400	Sul America SA	1,641,886

	Total Brazil	17,086,339

	China — 0.6%
1,680,500	China Mobile Ltd	15,828,055

	Denmark — 0.9%
428,990	H Lundbeck A/S	9,801,597
56,200	Novo-Nordisk A/S Class B	7,083,578
113,590	Pandora A/S *	6,622,404

	Total Denmark	23,507,579

	Finland — 2.1%
231,450	KCI Konecranes Oyj	10,377,275
386,235	Nokian Renkaat Oyj	15,681,499
604,486	Nokia Oyj	5,211,673
327,700	Sampo Oyj Class A	10,142,510
544,035	UPM – Kymmene Oyj	10,803,491
116,840	YIT Oyj	3,362,687

	Total Finland	55,579,135

	France — 9.8%
59,060	Accor SA	2,778,673
132,346	Air France – KLM *	2,164,681
266,410	ArcelorMittal	9,784,295
618,981	AXA	13,004,191
301,516	BNP Paribas	23,531,879
140,543	Bouygues SA	6,491,924
241,320	Carrefour SA	11,851,490
52,943	Christian Dior SA	7,631,052
107,950	Compagnie de Saint-Gobain	6,447,737

4	See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	France — continued
93,478	Compagnie Generale des Etablissements Michelin-Class B	7,619,097
155,449	Electricite de France	6,931,252
194,800	European Aeronautic Defense and Space Co NV *	5,634,860
279,697	GDF Suez	11,344,640
75,457	L’Oreal SA	8,779,621
36,555	Lafarge SA	2,220,668
91,863	Pernod-Ricard SA	8,463,746
113,283	Publicis Groupe SA	6,461,829
149,378	Renault SA *	9,160,245
283,298	Sanofi-Aventis	19,589,468
68,534	Schneider Electric SA	11,351,495
79,793	Societe BIC SA	6,819,423
145,789	Societe Generale	10,251,257
56,184	Sodexo	3,866,679
50,442	Technip SA	4,985,152
677,747	Total SA	41,545,905
512,556	Vivendi SA	14,608,278

	Total France	263,319,537

	Germany — 8.1%
165,839	Allianz SE (Registered)	23,948,842
30,801	Axel Springer AG	5,018,916
61,509	BASF AG	5,128,620
263,701	Bayer AG	20,492,033
155,390	Continental AG *	13,166,534
377,865	Daimler AG (Registered) *	26,703,395
226,780	Deutsche Lufthansa AG (Registered) *	4,646,117
284,128	Deutsche Bank AG (Registered)	18,323,519
95,520	Deutsche Boerse AG	7,344,850
861,894	Deutsche Telekom AG (Registered)	11,598,809
600,865	E.ON AG	19,735,303
107,810	HeidelbergCement AG	7,571,761
440,330	Heidelberger Druckmaschinen AG *	2,164,506
138,720	K+S AG	10,723,504

See accompanying notes to the financial statements.	5

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Germany — continued
26,590	MAN SE	3,388,825
376,523	SAP AG	22,752,788
99,803	Siemens AG (Registered)	13,493,854
38,400	ThyssenKrupp AG	1,602,540

	Total Germany	217,804,716

	Greece — 0.3%
548,176	National Bank of Greece SA *	5,096,389
162,112	OPAP SA	3,384,780

	Total Greece	8,481,169

	Hong Kong — 1.6%
1,305,000	Cheung Kong Holdings Ltd	20,420,790
1,350,622	Great Eagle Holdings Ltd	4,509,764
1,629,000	Hutchison Whampoa Ltd	19,238,316

	Total Hong Kong	44,168,870

	India — 0.4%
624,526	Hindalco Industries Ltd	2,800,206
1,152,930	Housing Development & Infrastructure Ltd *	4,057,472
2,080,827	Indiabulls Real Estate Ltd *	4,802,060

	Total India	11,659,738

	Indonesia — 0.3%
5,226,462	Bank Mandiri Tbk PT	3,454,033
1,538,000	Tambang Batubara Bukit Asam Tbk PT	3,511,295

	Total Indonesia	6,965,328

	Ireland — 0.4%
516,539	C&C Group Plc	2,517,944
320,141	CRH Plc	7,403,399
65,609	DCC Plc	2,105,768

	Total Ireland	12,027,111

6	See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Israel — 0.2%
103,960	Teva Pharmaceutical Industries Ltd Sponsored ADR	5,208,396

	Italy — 7.2%
423,655	Assicurazioni Generali SPA	9,587,359
653,573	Autogrill SPA *	9,248,634
2,118,140	Enel Green Power SPA *	5,004,052
3,758,827	Enel SPA	22,399,890
1,864,606	ENI SPA	45,463,891
339,262	Fiat Industrial SPA *	4,737,826
72,320	Fondiaria – Sai SPA-Di RISP	424,439
4,282,903	Intesa San Paolo	14,452,594
1,958,358	Intesa Sanpaolo SPA-Di RISP	5,737,793
426,567	Italcementi SPA-Di RISP	2,165,947
377,986	Lottomatica SPA	5,347,040
1,629,307	Mediaset SPA	10,489,313
476,150	Mediobanca SPA	5,040,921
278,521	Prysmian SPA	5,884,745
2,300,966	Saras SPA *	5,921,610
360,869	Telecom Italia SPA	563,397
6,580,058	Telecom Italia SPA-Di RISP	8,709,072
10,781,323	UniCredit SPA	27,738,286
604,444	Unione di Banche Italiane ScpA	6,108,575

	Total Italy	195,025,384

	Japan — 20.5%
1,236,000	Aeon Co Ltd	15,594,843
439,000	Aisin Seiki Co Ltd	16,813,899
558,600	Alps Electric Co Ltd	7,529,594
1,212,000	Asahi Glass Co Ltd	16,946,525
1,472,000	Asahi Kasei Corp	10,207,755
280,100	Astellas Pharma Inc	11,013,835
350,000	Canon Inc	16,925,789
1,260,000	Chiba Bank Ltd	8,645,888
3,257,000	Chuo Mitsui Trust Holdings Inc	13,910,686

See accompanying notes to the financial statements.	7

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
112,800	Daito Trust Construction Co Ltd	9,243,222
1,223,000	Ebara Corp *	7,156,140
521,200	FujiFilm Holdings Corp	18,350,441
5,414,000	Hitachi Ltd	32,951,883
1,079,500	Honda Motor Co Ltd	47,111,729
1,231,700	Itochu Corp	12,808,544
443,000	JSR Corp	9,527,729
443,500	JS Group Corp	10,801,523
2,969,100	JX Holdings Inc	20,915,754
396,700	Kansai Electric Power Co Inc (The)	10,418,506
750,000	Kirin Holdings Co Ltd	10,738,227
283,100	Lawson Inc	13,940,308
877,000	Minebea Co Ltd	5,217,273
175,000	Miraca Holdings Inc	6,770,561
2,131,000	Mitsubishi Electric Corp	25,321,535
609,000	Mitsui & Co Ltd	11,132,497
2,198,000	Mitsui OSK Lines Ltd	14,615,606
19,100	Nintendo Co Ltd	5,617,029
331,000	Nissan Chemical Industries Ltd	3,864,894
2,861,800	Nissan Motor Co Ltd	29,405,285
52,000	Nitori Co Ltd	4,604,065
1,024,000	NSK Ltd	9,798,147
14,076	NTT Docomo Inc	26,442,830
358	ORIX JREIT Inc (REIT)	2,065,211
361,400	Otsuka Holdings Co Ltd *	9,043,283
1,112,000	Sekisui Chemical Co Ltd	8,786,465
95,300	Shimamura Co Ltd	9,231,442
307,700	Stanley Electric Co Ltd	5,667,067
670,100	Sumitomo Electric Industries Ltd	9,833,519
744,100	Sumitomo Mitsui Financial Group Inc	28,158,008
363,000	Sumitomo Realty & Development Co Ltd	9,789,526
1,469,000	Teijin Ltd	7,119,609

	Total Japan	554,036,672

8	See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Malaysia — 0.2%
2,219,500	Petronas Chemicals Group Bhd *	4,583,790

	Mexico — 0.5%
76,900	Grupo Aeroportuario del Sureste SAB de CV ADR	4,204,892
235,200	Ternium SA-ADR	8,476,608

		12,681,500

	Netherlands — 2.4%
943,500	Aegon NV *	7,262,468
14,075	APERAM *	582,004
145,800	ASML Holding NV	6,350,440
145,722	Dockwise Ltd *	4,126,138
77,715	Fugro NV	6,537,388
194,129	Imtech NV	7,013,529
671,443	ING Groep NV *	8,422,936
527,132	Koninklijke KPN NV	8,534,295
561,278	Unilever NV	16,929,238

	Total Netherlands	65,758,436

	New Zealand — 0.0%
118,286	Sky Network Television Ltd	480,032

	Norway — 2.3%
445,620	Aker Solutions ASA	9,445,155
1,681,202	BW Offshore Ltd *	4,275,416
482,352	DnB NOR ASA	7,465,495
1,024,510	Norsk Hydro ASA	8,452,523
692,430	Orkla ASA	6,309,080
813,397	ProSafe ASA	6,132,508
576,000	Telenor ASA	9,556,165
199,690	Yara International ASA	10,602,764

	Total Norway	62,239,106

See accompanying notes to the financial statements.	9

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Philippines — 0.2%
9,950,000	Alliance Global Group Inc	2,621,967
994,890	Cebu Air Inc *	1,869,271

	Total Philippines	4,491,238

	Russia — 1.0%
309,300	Gazprom OAO Sponsored ADR	9,103,899
253,450	Lukoil OAO ADR	17,946,630

	Total Russia	27,050,529

	Singapore — 0.8%
375,000	DBS Group Holdings Ltd	4,189,838
4,026,000	Global Logistic Properties Ltd *	6,014,625
823,000	Keppel Corp Ltd	7,313,304
289,300	Singapore Airlines Ltd	3,106,518

	Total Singapore	20,624,285

	South Korea — 1.3%
58,000	Doosan Heavy Industries and Construction Co	3,560,456
19,210	Hyundai Mobis	4,480,686
16,900	LG Chem Ltd	5,591,695
208,430	LG Display Co Ltd	6,630,881
45,400	LG Electronics Inc	4,481,792
291,400	SK Telecom Co Ltd ADR	5,125,726
34,520	SK Holdings Co Ltd	4,068,659

	Total South Korea	33,939,895

	Spain — 1.2%
1,043,221	Banco Santander SA	12,843,867
266,190	Enagas	5,700,332
111,531	Red Electrica de Espana	5,993,883
252,698	Repsol YPF SA	8,482,817

	Total Spain	33,020,899

10	See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Sweden — 2.3%
157,350	Autoliv Inc SDR	11,777,428
1,160,660	Ericsson LM B Shares	14,907,509
768,650	Nordea Bank AB	8,744,082
496,440	Svenska Cellulosa AB Class B	8,204,414
983,090	Swedbank AB Class A *	17,322,124

	Total Sweden	60,955,557

	Switzerland — 4.8%
111,630	Adecco SA	7,526,936
47,152	Energiedienst Holding AG (Registered)	2,676,128
400,980	Novartis AG (Registered)	22,533,726
284,130	Roche Holding AG (Non Voting)	42,858,869
65,316	Sulzer AG	10,142,800
19,808	Swisscom AG (Registered)	8,745,495
59,532	Syngenta AG (Registered)	19,997,406
56,639	Zurich Financial Services AG	16,452,693

	Total Switzerland	130,934,053

	Taiwan — 0.5%
610,800	Asustek Computer Inc	5,572,707
466,960	Hon Hai Precision Industry Co Ltd	1,732,689
131,490	HTC Corp	4,749,498
2,121,574	Pegatron Corp *	2,526,367

	Total Taiwan	14,581,261

	Thailand — 0.1%
357,200	PTT Pcl (Foreign Registered) (a)	3,966,670

	United Kingdom — 23.2%
230,875	AMEC Plc	4,369,224
427,494	Anglo American Plc	23,188,895
235,054	AstraZeneca Plc	11,501,736
902,775	Aviva Plc	6,852,471
3,534,326	Barclays Plc	18,341,870
914,782	BG Group Plc	22,275,515

See accompanying notes to the financial statements.	11

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
335,230	Bodycote Plc	1,664,741
6,915,162	BP Plc	55,747,752
1,001,608	British American Tobacco Plc	40,128,436
4,148,500	BT Group Plc	12,322,012
1,216,807	Centrica Plc	6,728,800
535,978	Compass Group Plc	4,822,818
913,136	Diageo Plc	17,852,359
303,707	Experian Plc	3,851,507
4,428,098	HSBC Holdings Plc	48,767,355
621,137	Imperial Tobacco Group Plc	19,932,487
899,931	Inchcape Plc *	5,680,121
757,551	International Power Plc	4,118,395
60,477	Johnson Matthey Plc	1,824,571
365,116	John Wood Group Plc	3,915,394
347,528	Land Securities Group Plc (REIT)	4,331,260
2,331,181	Legal & General Group Plc	4,503,668
430,605	Marks & Spencer Group Plc	2,424,534
1,052,320	National Express Group Plc *	4,246,576
548,002	National Grid Plc	5,092,322
124,058	Next Plc	3,984,888
499,297	Prudential Plc	5,775,713
176,540	Reckitt Benckiser Group Plc	9,101,666
232,712	Reed Elsevier Plc	2,077,792
381,385	Rio Tinto Plc	26,855,858
196,505	Rolls – Royce Group Plc *	1,972,335
1,779,431	Royal Bank of Scotland Group Plc *	1,305,261
1,192,607	Royal Dutch Shell Plc A Shares (London)	42,901,462
902,834	Royal Dutch Shell Plc B Shares (London)	32,274,802
227,343	SABMiller Plc	7,658,763
51,102	Schroders Plc	1,487,848
311,180	Scottish & Southern Energy Plc	6,267,099
137,333	Severn Trent Plc	3,321,923
100,358	Shire Plc	2,842,173
74,807	Smiths Group Plc	1,626,215

12	See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
227,764	Smith & Nephew Plc	2,638,282
415,280	Standard Chartered Plc	10,983,674
2,961,255	Tesco Plc	19,450,292
102,837	Travis Perkins Plc	1,663,854
240,019	Ultra Electronics Holdings Plc	6,703,539
269,346	Unilever Plc	7,985,790
17,268,581	Vodafone Group Plc	49,027,146
213,700	Whitbread Plc	6,191,508
3,151,982	WM Morrison Supermarkets Plc	14,185,709
166,838	WPP Plc	2,296,089
881,488	Xstrata Plc	20,160,615

	Total United Kingdom	625,225,115

	TOTAL COMMON STOCKS (COST $2,301,867,187)	2,626,954,001

	PREFERRED STOCKS — 1.0%

	Brazil — 0.4%
144,500	Cia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored ADR 0.49%	5,449,095
180,400	Vivo Participacoes SA 1.53%	6,473,062

	Total Brazil	11,922,157

	Germany — 0.2%
52,550	Porsche Automobil Holding SE 0.17%	4,186,480

	Italy — 0.1%
117,030	Fiat Industrial SPA *	1,082,020
111,820	Fiat SPA 5.97%	827,656

	Total Italy	1,909,676

See accompanying notes to the financial statements.	13

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value		Description	Value ($)

		South Korea — 0.3%
	73,210	Hyundai Motor Co 2.55%	4,090,060
	22,500	LG Chem Ltd 2.87%	2,825,923
	54,440	LG Electronics Inc 0.60%	2,003,085

		Total South Korea	8,919,068

		TOTAL PREFERRED STOCKS (COST $21,265,442)	26,937,381

		RIGHTS AND WARRANTS — 0.0%

		Italy — 0.0%
	528,734	Mediobanca SPA Warrants, Expires 03/18/11 *	1,532
	497,700	Unione di Banche Italiane SCPA Warrants, Expires 06/30/11 *	1,305

		Total Italy	2,837

		TOTAL RIGHTS AND WARRANTS (COST $23,255)	2,837

		SHORT-TERM INVESTMENTS — 1.1%

		Time Deposits — 1.1%
AUD	66,976	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.84%, due 03/01/11	68,192
GBP	1,130,055	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 03/01/11	1,837,075
JPY	16,420,880	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	200,732
NOK	544	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.97%, due 03/01/11	97
SGD	70,382	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	55,340
EUR	4,036,535	Citibank (New York) Time Deposit, 0.12%, due 03/01/11	5,570,216
USD	96,180	Citibank (New York) Time Deposit, 0.03%, due 03/01/11	96,180
USD	22,400,000	Commerzbank (Grand Cayman) Time Deposit, 0.16%, due 03/01/11	22,400,000

		TOTAL SHORT-TERM INVESTMENTS (COST $30,227,832)	30,227,832

		TOTAL INVESTMENTS — 99.5% (Cost $2,353,383,716)	2,684,122,051
		Other Assets and Liabilities (net) — 0.5%	13,094,727

		TOTAL NET ASSETS — 100.0%	$2,697,216,778

14	See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Notes to Schedule of Investments:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
SDR - Swedish Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
NOK - Norwegian Krone
SGD - Singapore Dollar
USD - United States Dollar

See accompanying notes to the financial statements.	15

GMO Foreign Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments, at value (cost $2,353,383,716) (Note 2)	$2,684,122,051
Foreign currency, at value (cost $5,192,551) (Note 2)	5,242,698
Receivable for investments sold	24,897,430
Receivable for Fund shares sold	90,857
Dividends and interest receivable	5,881,316
Foreign taxes receivable	493,071
Receivable for expenses reimbursed by Manager (Note 5)	128,128
Miscellaneous receivable	609,914

Total assets	2,721,465,465

Liabilities:
Payable for investments purchased	1,883,835
Payable for Fund shares repurchased	20,131,416
Payable to affiliate for (Note 5):
Management fee	1,253,621
Shareholder service fee	291,911
Administration fee – Class M	763
Trustees and Trust Officers or agents unaffiliated with the Manager	6,578
Payable for 12b-1 fee – Class M	1,988
Payable for foreign currency purchased	85,071
Accrued expenses	593,504

Total liabilities	24,248,687

Net assets	$2,697,216,778

16	See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$3,008,334,003
Accumulated undistributed net investment income	25,682,623
Accumulated net realized loss	(667,600,625)
Net unrealized appreciation	330,800,777

$2,697,216,778

Net assets attributable to:
Class II shares	$417,684,824

Class III shares	$1,440,951,758

Class IV shares	$833,582,044

Class M shares	$4,998,152

Shares outstanding:
Class II	32,423,527

Class III	111,304,884

Class IV	62,888,335

Class M	386,271

Net asset value per share:
Class II	$12.88

Class III	$12.95

Class IV	$13.25

Class M	$12.94

See accompanying notes to the financial statements.	17

GMO Foreign Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends (net of withholding taxes of $8,414,611)	$81,119,947
Interest	109,526

Total investment income	81,229,473

Expenses:
Management fee (Note 5)	17,190,364
Shareholder service fee – Class II (Note 5)	1,014,874
Shareholder service fee – Class III (Note 5)	2,239,220
Shareholder service fee – Class IV (Note 5)	815,452
12b-1 fee – Class M (Note 5)	12,206
Administration fee – Class M (Note 5)	9,764
Custodian and fund accounting agent fees	1,313,999
Legal fees	110,381
Audit and tax fees	96,992
Trustees fees and related expenses (Note 5)	70,536
Transfer agent fees	70,041
Registration fees	36,590
Miscellaneous	93,208

Total expenses	23,073,627
Fees and expenses reimbursed by Manager (Note 5)	(1,694,649)
Expense reductions (Note 2)	(646)

Net expenses	21,378,332

Net investment income (loss)	59,851,141

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $2,372) (Note 2)	120,314,028
Foreign currency, forward contracts and foreign currency related transactions (net of foreign transaction taxes of $507,321) (Note 2)	(11,126,583)

Net realized gain (loss)	109,187,445

Change in net unrealized appreciation (depreciation) on:
Investments	313,370,362
Foreign currency, forward contracts and foreign currency related transactions	325,416

Net unrealized gain (loss)	313,695,778

Net realized and unrealized gain (loss)	422,883,223

Net increase (decrease) in net assets resulting from operations	$482,734,364

18	See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$59,851,141	$84,982,160
Net realized gain (loss)	109,187,445	(429,351,370)
Change in net unrealized appreciation (depreciation)	313,695,778	1,596,286,890

Net increase (decrease) in net assets from operations	482,734,364	1,251,917,680

Distributions to shareholders from:
Net investment income
Class II	(9,334,792)	(30,762,111)
Class III	(29,522,934)	(94,821,520)
Class IV	(18,540,322)	(18,767,306)
Class M	(84,450)	(201,387)

Total distributions from net investment income	(57,482,498)	(144,552,324)

Net share transactions (Note 9):
Class II	(192,336,087)	(438,363,474)
Class III	(375,917,665)	(1,239,331,675)
Class IV	(157,627,171)	411,299,489
Class M	(542,998)	(456,251)

Increase (decrease) in net assets resulting from net share transactions	(726,423,921)	(1,266,851,911)

Total increase (decrease) in net assets	(301,172,055)	(159,486,555)

Net assets:
Beginning of period	2,998,388,833	3,157,875,388

End of period (including accumulated undistributed net investment income of $25,682,623 and $23,999,199, respectively)	$2,697,216,778	$2,998,388,833

See accompanying notes to the financial statements.	19

GMO Foreign Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$11.07		$8.03		$16.52		$18.56		$16.70

Income (loss) from investment operations:
Net investment income (loss)†	0.24		0.26		0.45		0.40		0.38
Net realized and unrealized gain (loss)	1.79		3.24		(7.95)		(0.36)		3.06

Total from investment operations	2.03		3.50		(7.50)		0.04		3.44

Less distributions to shareholders:
From net investment income	(0.22)		(0.46)		(0.33)		(0.44)		(0.43)
From net realized gains	—		—		(0.66)		(1.64)		(1.15)

Total distributions	(0.22)		(0.46)		(0.99)		(2.08)		(1.58)

Net asset value, end of period	$12.88		$11.07		$8.03		$16.52		$18.56

Total Return(a)	18.71%		43.95%		(47.49)%		(0.78)%		21.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$417,685		$545,336		$765,201		$848,359		$1,018,021
Net expenses to average daily net assets	0.82	%(b)	0.82	%(b)	0.82	%(c)	0.82	%(c)	0.82%
Net investment income (loss) to average daily net assets	2.09%		2.53%		3.42%		2.10%		2.17%
Portfolio turnover rate	55%		59%		39%		29%		23%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%		0.05%		0.05%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

20	See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$11.13		$8.07		$16.59		$18.64		$16.76

Income (loss) from investment operations:
Net investment income (loss)†	0.24		0.28		0.47		0.41		0.38
Net realized and unrealized gain (loss)	1.81		3.25		(7.99)		(0.36)		3.09

Total from investment operations	2.05		3.53		(7.52)		0.05		3.47

Less distributions to shareholders:
From net investment income	(0.23)		(0.47)		(0.34)		(0.46)		(0.44)
From net realized gains	—		—		(0.66)		(1.64)		(1.15)

Total distributions	(0.23)		(0.47)		(1.00)		(2.10)		(1.59)

Net asset value, end of period	$12.95		$11.13		$8.07		$16.59		$18.64

Total Return(a)	18.80%		44.10%		(47.42)%		(0.75)%		21.36%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,440,952		$1,591,717		$2,054,885		$4,078,545		$4,556,742
Net expenses to average daily net assets	0.75	%(b)	0.75	%(b)	0.75	%(c)	0.75	%(c)	0.75%
Net investment income (loss) to average daily net assets	2.08%		2.65%		3.51%		2.16%		2.11%
Portfolio turnover rate	55%		59%		39%		29%		23%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%		0.05%		0.05%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	21

GMO Foreign Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$11.39		$8.07		$16.59		$18.64		$16.77

Income (loss) from investment operations:
Net investment income (loss)†	0.25		0.22		0.51		0.40		0.36
Net realized and unrealized gain (loss)	1.85		3.35		(8.02)		(0.34)		3.11

Total from investment operations	2.10		3.57		(7.51)		0.06		3.47

Less distributions to shareholders:
From net investment income	(0.24)		(0.25)		(0.35)		(0.47)		(0.45)
From net realized gains	—		—		(0.66)		(1.64)		(1.15)

Total distributions	(0.24)		(0.25)		(1.01)		(2.11)		(1.60)

Net asset value, end of period	$13.25		$11.39		$8.07		$16.59		$18.64

Total Return(a)	18.80%		44.05%		(47.39)%		(0.68)%		21.36%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$833,582		$856,553		$334,003		$3,571,516		$3,424,024
Net expenses to average daily net assets	0.69	%(b)	0.69	%(b)	0.69	%(c)	0.69	%(c)	0.69%
Net investment income (loss) to average daily net assets	2.10%		1.92%		3.70%		2.08%		2.04%
Portfolio turnover rate	55%		59%		39%		29%		23%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%		0.05%		0.05%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

22	See accompanying notes to the financial statements.

GMO Foreign Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$11.12		$8.07		$16.58		$18.63		$16.75

Income (loss) from investment operations:
Net investment income (loss)†	0.20		0.22		0.41		0.35		0.30
Net realized and unrealized gain (loss)	1.82		3.27		(7.96)		(0.36)		3.12

Total from investment operations	2.02		3.49		(7.55)		(0.01)		3.42

Less distributions to shareholders:
From net investment income	(0.20)		(0.44)		(0.30)		(0.40)		(0.39)
From net realized gains	—		—		(0.66)		(1.64)		(1.15)

Total distributions	(0.20)		(0.44)		(0.96)		(2.04)		(1.54)

Net asset value, end of period	$12.94		$11.12		$8.07		$16.58		$18.63

Total Return(a)	18.47%		43.60%		(47.58)%		(1.05)%		21.04%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,998		$4,783		$3,786		$7,375		$8,258
Net expenses to average daily net assets	1.05	%(b)	1.05	%(b)	1.05	%(c)	1.05	%(c)	1.05%
Net investment income (loss) to average daily net assets	1.72%		2.05%		3.11%		1.81%		1.69%
Portfolio turnover rate	55%		59%		39%		29%		23%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%		0.05%		0.05%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	23

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Foreign Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the MSCI EAFE Index (Europe, Australasia, and Far East). The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to non-U.S. countries, including companies that issue equity investments included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index, a developed markets index, is constructed) and companies whose equity investments are traded in the securities markets of the world’s non-developed countries (“emerging countries”). The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to countries outside the U.S.

The Fund’s country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposures in particular countries relative to the Fund’s benchmark. The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational and managerial strength and compares them to their global, regional and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies.

The Fund normally does not take temporary defensive positions but may hold up to 10% of its total assets in cash and cash equivalents to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the Fund takes temporary defensive positions or holds cash or cash equivalents to manage shareholder purchases or redemptions, it may not achieve its investment objective. The Fund typically makes investments tied economically to emerging countries, but these investments generally represent 10% or less of the Fund’s total assets.

In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives, including, without limitation, futures and options. In addition, the Fund may lend its portfolio securities. The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund.

24

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Throughout the year ended February 28, 2011, the Fund had four classes of shares outstanding: Class II, Class III, Class IV, and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 5). The principal economic difference among the classes of shares is the type and level of fees they bear.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.2% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, 94.8% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See Note 4 for a further discussion on valuation of derivative financial instruments.

25

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities and derivatives due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.

26

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Australia	$1,537,832	$67,550,860	$—	$69,088,692
Austria	—	13,305,604	—	13,305,604
Belgium	—	13,329,310	—	13,329,310
Brazil	17,086,339	—	—	17,086,339
China	—	15,828,055	—	15,828,055
Denmark	6,622,404	16,885,175	—	23,507,579
Finland	—	55,579,135	—	55,579,135
France	—	263,319,537	—	263,319,537
Germany	—	217,804,716	—	217,804,716
Greece	—	8,481,169	—	8,481,169
Hong Kong	—	44,168,870	—	44,168,870
India	—	11,659,738	—	11,659,738
Indonesia	—	6,965,328	—	6,965,328
Ireland	—	12,027,111	—	12,027,111
Israel	5,208,396	—	—	5,208,396
Italy	9,741,878	185,283,506	—	195,025,384
Japan	9,043,283	544,993,389	—	554,036,672
Malaysia	4,583,790	—	—	4,583,790
Mexico	12,681,500	—	—	12,681,500
Netherlands	582,004	65,176,432	—	65,758,436
New Zealand	—	480,032	—	480,032
Norway	—	62,239,106	—	62,239,106
Philippines	1,869,271	2,621,967	—	4,491,238
Russia	—	27,050,529	—	27,050,529
Singapore	6,014,625	14,609,660	—	20,624,285
South Korea	5,125,726	28,814,169	—	33,939,895
Spain	—	33,020,899	—	33,020,899
Sweden	—	60,955,557	—	60,955,557
Switzerland	—	130,934,053	—	130,934,053
Taiwan	—	14,581,261	—	14,581,261

27

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Thailand	$—	$—	$3,966,670	$3,966,670
United Kingdom	—	625,225,115	—	625,225,115

TOTAL COMMON STOCKS	80,097,048	2,542,890,283	3,966,670	2,626,954,001

Preferred Stocks
Brazil	11,922,157	—	—	11,922,157
Germany	—	4,186,480	—	4,186,480
Italy	1,082,020	827,656	—	1,909,676
South Korea	—	8,919,068	—	8,919,068

TOTAL PREFERRED STOCKS	13,004,177	13,933,204	—	26,937,381

Rights and Warrants
Italy	—	2,837	—	2,837

TOTAL RIGHTS AND WARRANTS	—	2,837	—	2,837

Short-Term Investments	30,227,832	—	—	30,227,832

Total Investments	123,329,057	2,556,826,324	3,966,670	2,684,122,051

Total	$123,329,057	$2,556,826,324	$3,966,670	$2,684,122,051

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.2% of total net assets.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

28

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
	Balances				Change in			Balances	Investments
	as of	Net	Accrued	Total	Unrealized	Transfers	Transfers	as of	Still Held as
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of	February 28,	of February
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	28, 2011
Common Stocks
Canada	$2,092	$—	$—	$(565,598)	$563,506	$—	$—	$—	$—
Thailand	6,963,258	(4,215,953)	—	573,375	645,990	—	—	3,966,670	908,125

Total	$6,965,350	$(4,215,953)	$—	$7,777	$1,209,496	$—	$—	$3,966,670	$908,125

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

29

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions, foreign currency transactions, capital loss carryforwards, losses on wash sale transactions, and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$57,482,498	$144,552,324

Total distributions	$57,482,498	$144,552,324

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

30

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$26,817,537

Other Tax Attributes:
Capital loss carryforwards	$(623,935,004)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(27,534,492)
February 28, 2018	(596,400,512)

Total	$(623,935,004)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$2,397,403,101	$442,661,196	$(155,942,246)	$286,718,950

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the

31

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1 and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations.

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on

32

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.

• Credit and Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); and Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk).

33

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may

34

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

35

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor, supplied by a third party vendor using that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

36

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an

37

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A

38

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

39

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$2,837	$—	$2,837

Total	$—	$—	$—	$2,837	$—	$2,837

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments, at value (rights and warrants)	$—	$—	$—	$(447,830)	$—	$(447,830)
Forward Currency Contracts	—	(11,392,212)	—	—	—	(11,392,212)

Total	$—	$(11,392,212)	$—	$(447,830)	$—	$(11,840,042)

Change in Unrealized Appreciation (Depreciation) on:
Investments, at value (rights and warrants)	$—	$—	$—	$(83,806)	$—	$(83,806)

Total	$—	$—	$—	$(83,806)	$—	$(83,806)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (forward currency contracts and rights and warrants), outstanding at each month-end, was as follows for the period ended February 28, 2011:

	Forward
	currency	Rights/
	contracts	Warrants

Average amount outstanding	$108,438,290	$236,911

40

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or for the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund’s average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.60% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means administration fees and distribution (12b-1) fees (Class M Shares only), shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ending February 28, 2011 was $70,536 and $21,482, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

41

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $1,503,999,705 and $2,230,927,072, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 11.59% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 0.03% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 0.12% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class II:	Shares	Amount	Shares	Amount

Shares sold	2,838,451	$34,424,315	5,284,392	$58,775,053
Shares issued to shareholders in reinvestment of distributions	649,257	7,108,816	2,299,833	23,931,435
Shares repurchased	(20,329,864)	(233,869,218)	(53,617,185)	(521,069,962)

Net increase (decrease)	(16,842,156)	$(192,336,087)	(46,032,960)	$(438,363,474)

42

GMO Foreign Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	25,890,828	$303,138,416	32,110,911	$364,181,334
Shares issued to shareholders in reinvestment of distributions	2,091,780	23,299,140	6,905,503	72,795,801
Shares repurchased	(59,750,915)	(702,355,221)	(150,666,345)	(1,676,308,810)

Net increase (decrease)	(31,768,307)	$(375,917,665)	(111,649,931)	$(1,239,331,675)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class IV:	Shares	Amount	Shares	Amount

Shares sold	6,200,712	$74,850,982	89,288,679	$1,007,203,382
Shares issued to shareholders in reinvestment of distributions	1,010,637	11,523,940	939,270	11,365,163
Shares repurchased	(19,553,615)	(244,002,093)	(56,397,183)	(607,269,056)

Net increase (decrease)	(12,342,266)	$(157,627,171)	33,830,766	$411,299,489

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class M:	Shares	Amount	Shares	Amount

Shares sold	36,890	$421,605	47,202	$490,290
Shares issued to shareholders in reinvestment of distributions	7,636	84,450	18,984	201,387
Shares repurchased	(88,341)	(1,049,053)	(105,440)	(1,147,928)

Net increase (decrease)	(43,815)	$(542,998)	(39,254)	$(456,251)

43

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

44

GMO Foreign Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $35,000,000 account value divided by $1,000 = 35,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

45

GMO Foreign Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class II

1) Actual	0.82%	$1,000.00	$1,239.20	$4.55
2) Hypothetical	0.82%	$1,000.00	$1,020.73	$4.11

Class III

1) Actual	0.75%	$1,000.00	$1,239.80	$4.17
2) Hypothetical	0.75%	$1,000.00	$1,021.08	$3.76

Class IV

1) Actual	0.69%	$1,000.00	$1,239.50	$3.83
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46

Class M

1) Actual	1.05%	$1,000.00	$1,238.20	$5.83
2) Hypothetical	1.05%	$1,000.00	$1,019.59	$5.26

*	Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

46

GMO Foreign Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

During the year ended February 28, 2011, the Fund paid foreign taxes of $8,414,332 and recognized foreign source income of $89,600,933.

For taxable, non-corporate shareholders, 83.05% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

47

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

48

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Directorships Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

49

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

50

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

51

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Foreign Small Companies Fund returned +33.7% for the fiscal year ended February 28, 2011, as compared with +30.3% for the S&P Developed ex-U.S. Small Cap Index.

Stock selection added 7.4% to relative performance for the fiscal year. Stock selection in Germany, Belgium, Switzerland, Hong Kong, and the emerging markets added to relative performance. Stock selection in Australia detracted from relative performance.

Country selection detracted from relative performance by 4.1% for the fiscal year. The largest negative impacts from country selection came from an underweight position in Canada and an overweight position in Italy, which subtracted 1.5% and 0.9%, respectively, from relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Foreign Small Companies Fund Class III Shares and the
S&P Developed ex-U.S. Small Cap Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The Fund commenced operations on June 30, 2000 subsequent to a transaction involving, in essence, the reorganization of the GMO Small Cap Active Pool of the Common Fund for Non-Profit Organizations (the “GMO Pool”) as the GMO Foreign Small Companies Fund. All information relating to the time periods prior to June 30, 2000 relates to the GMO Pool. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 16, 2009 to August 12, 2009, no Class IV shares were outstanding. Performance for that period is that of Class III shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class IV shares had been outstanding.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.2%
Short-Term Investments	2.4
Preferred Stocks	0.8
Rights and Warrants	0.1
Other	0.5

100.0%

Country Summary*	% of Investments
Japan	21.9%
United Kingdom	18.7
Italy	7.5
Germany	4.9
South Korea	4.9
France	4.5
Brazil	4.3
Netherlands	3.7
Switzerland	3.7
Australia	3.6
Canada	3.3
Finland	1.9
Norway	1.9
Belgium	1.8
Hong Kong	1.8
Sweden	1.3
Singapore	1.2
Spain	1.2
Greece	1.0
Ireland	1.0
Denmark	0.9
Mexico	0.9
Philippines	0.8
China	0.5
New Zealand	0.5
Austria	0.4
Chile	0.4
India	0.4
Indonesia	0.3
Russia	0.3
Taiwan	0.3
Thailand	0.2

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative instruments, if any.

1

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Industry Group Summary	% of Equity Investments**
Capital Goods	19.2%
Materials	8.2
Energy	7.4
Automobiles & Components	7.0
Consumer Durables & Apparel	5.7
Retailing	5.1
Media	4.6
Technology Hardware & Equipment	4.4
Diversified Financials	4.0
Commercial & Professional Services	4.0
Real Estate	3.6
Banks	3.5
Transportation	3.3
Food, Beverage & Tobacco	3.3
Consumer Services	3.2
Health Care Equipment & Services	3.0
Pharmaceuticals, Biotechnology & Life Sciences	2.3
Insurance	1.8
Food & Staples Retailing	1.8
Software & Services	1.6
Telecommunication Services	1.4
Utilities	1.2
Household & Personal Products	0.4

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 96.2%

	Australia — 3.5%
141,856	Aquarius Platinum Ltd	948,730
107,203	Aristocrat Leisure Ltd	348,074
1,084,753	Asciano Group *	1,942,988
122,263	Billabong International Ltd	1,060,390
2,219,240	Dexus Property Group (REIT)	1,941,433
791,018	Fairfax Media Ltd	1,057,431
330,685	Iress Market Technology Ltd	3,032,097
1,286,430	Pacific Brands Ltd *	1,166,315
837,100	PanAust Ltd *	697,248
329,780	Primary Health Care Ltd	1,091,895
91,900	Sonic Healthcare Ltd	1,059,457
2,169,320	Ten Network Holdings Ltd	2,924,924
158,224	Toll Holdings Ltd	973,030
166,269	West Australian Newspapers Holdings Ltd	954,178

	Total Australia	19,198,190

	Austria — 0.4%
16,047	Flughafen Wien AG	1,078,570
58,311	Wienerberger AG *	1,206,580

	Total Austria	2,285,150

	Belgium — 1.7%
34,448	CMB Cie Maritime Belge SA	1,037,742
32,020	Compagnie d’Entreprises CFE	2,392,860
25,100	Mobistar SA	1,604,452
111,200	Nyrstar	1,510,174
42,850	SA D’Ieteren NV	2,902,142

	Total Belgium	9,447,370

	Brazil — 3.7%
163,800	Aliansce Shopping Centers SA	1,200,097
217,300	Autometal SA *	2,013,923
434,500	Brasil Brokers Participacoes SA	2,023,906

See accompanying notes to the financial statements.	3

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Brazil — continued
635,000	Cia Hering	9,476,530
403,600	Even Construtora e Incorporadora SA	1,819,329
213,900	Iochpe-Maxion SA	2,643,217
110,200	Profarma-Distribuidora de Produtos Farmaceuticos SA	1,003,444

	Total Brazil	20,180,446

	Canada — 3.2%
73,300	Corus Entertainment Inc Class B	1,656,804
171,600	Flint Energy Services Ltd *	3,426,525
400,000	Galleon Energy Inc Class A *	1,638,619
634,250	Gran Colombia Gold Corp *	1,253,420
172,300	Karnalyte Resources Inc	2,021,738
650,000	Orleans Energy Ltd *	1,378,210
189,300	Precision Drilling Corp *	2,230,956
175,500	Trilogy Energy Corp	3,647,105

	Total Canada	17,253,377

	Chile — 0.3%
1,438,500	Administradora de Fondos de Pensiones Provida SA	1,859,152

	China — 0.5%
3,877,000	361 Degrees International Ltd	2,632,345

	Denmark — 0.9%
116,190	H Lundbeck A/S	2,654,718
1,242,950	Ossur hf *	2,065,853

	Total Denmark	4,720,571

	Finland — 1.8%
90,284	KCI Konecranes Oyj	4,047,966
403,739	Oriola-KD Oyj Class B	1,983,590
49,700	Rautaruukki Oyj	1,154,540

4	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Finland — continued
124,300	Talvivaara Mining Co Plc *	1,120,405
60,714	YIT Oyj	1,747,366

	Total Finland	10,053,867

	France — 4.4%
117,141	Boursorama *	1,357,201
112,439	Faurecia *	4,378,454
28,000	Neopost SA	2,655,407
76,642	Renault SA *	4,699,885
52,105	Societe BIC SA	4,453,098
29,783	Technip SA	2,943,436
21,874	Virbac SA	3,336,227

	Total France	23,823,708

	Germany — 4.8%
3,664	Axel Springer AG	597,036
40,694	Bauer AG	1,998,649
52,386	Cat Oil AG	529,218
32,050	Continental AG *	2,715,667
110,590	Deutsche Lufthansa AG (Registered) *	2,265,694
75,000	Deutsche Wohnen AG *	1,127,962
22,690	Deutsche Boerse AG	1,744,709
70,828	Francotyp-Postalia Holdings AG *	341,430
38,661	Gerresheimer AG *	1,719,394
31,000	HeidelbergCement AG	2,177,206
316,557	Heidelberger Druckmaschinen AG *	1,556,082
13,293	MAN SE	1,694,158
278,879	Praktiker Bau-Und Heimwerkermaerkte Holding AG	3,395,343
132,299	Tognum AG	3,321,778
11,440	Wincor Nixdorf AG	958,707

	Total Germany	26,143,033

See accompanying notes to the financial statements.	5

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Greece — 0.9%
880,890	Alapis Holding Industrial and Commercial SA	607,877
273,350	Ellaktor SA	1,295,850
57,121	Folli Follie SA *	1,158,715
109,095	Intralot SA	375,968
78,511	Metka SA	1,119,484
67,611	Mytilineos Holdings SA *	484,583

	Total Greece	5,042,477

	Hong Kong — 1.7%
455,700	Dah Sing Financial Group	2,915,688
5,955,900	PCCW Ltd	2,594,425
1,200,000	Yue Yuen Industrial Holdings	3,785,973

	Total Hong Kong	9,296,086

	India — 0.4%
38,250	Corporation Bank	467,096
302,200	Housing Development & Infrastructure Ltd *	1,063,523
254,100	Rolta India Ltd	792,929

	Total India	2,323,548

	Indonesia — 0.3%
4,011,000	Borneo Lumbung Energi & Metal Tbk PT *	682,027
316,500	Tambang Batubara Bukit Asam Tbk PT	722,578

	Total Indonesia	1,404,605

	Ireland — 0.9%
277,116	C&C Group Plc	1,350,842
70,299	DCC Plc	2,256,297
116,610	Smurfit Kappa Group Plc *	1,448,776

	Total Ireland	5,055,915

	Italy — 7.3%
130,637	Arnoldo Mondadori Editore SPA *	460,328
459,850	Astaldi SPA	3,552,664
389,323	Autogrill SPA *	5,509,264

6	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Italy — continued
90,256	Benetton Group SPA	589,782
72,754	Brembo SPA	828,303
91,859	Buzzi Unicem SPA	1,299,066
359,716	Credito Emiliano SPA	2,488,045
58,226	ERG SPA	816,054
284,815	Fondiaria — Sai SPA-Di RISP	1,671,550
548,588	Grouppo Editoriale L’Espresso *	1,423,388
282,698	Italcementi SPA-Di RISP	1,435,434
186,181	Lottomatica SPA	2,633,741
585,450	Maire Tecnimont SPA	2,400,707
486,749	Mediaset SPA	3,133,641
237,548	Mediolanum SPA	1,227,715
1,664,200	Prelios SPA *	1,245,782
157,581	Prysmian SPA	3,329,458
1,012,390	Saras SPA *	2,605,418
5,751	Trevi Finanziaria SPA	75,665
290,128	Unione di Banche Italiane ScpA	2,932,064

	Total Italy	39,658,069

	Japan — 21.3%
344,000	Air Water Inc	4,565,101
315,400	Alps Electric Co Ltd	4,251,403
1,253,000	Aozora Bank Ltd	2,817,413
193,900	Avex Group Holding Inc	2,858,640
113,800	Century Tokyo Leasing Corp	2,176,482
143,300	Cosmos Pharmaceutical Corp	6,053,791
575,000	Denki Kagaku Kogyo K K	3,098,282
315,000	Fuji Oil Co Ltd	4,499,229
127,100	Hitachi Chemical Co Ltd	2,954,293
255,400	Hitachi Transport System Ltd	4,110,627
115,800	IRISO ELECTRONICS Co Ltd	2,204,457
216,000	Izumi Co Ltd	3,177,180
434,000	Japan Aviation Electronics Industry Ltd	3,672,060
94,440	K’s Holdings Corp	3,189,484

See accompanying notes to the financial statements.	7

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
169,000	Keihin Corp	3,747,494
767	Kenedix Realty Investment Corp (REIT)	3,635,483
87,100	Kintetsu World Express Inc	2,723,159
59,500	Kyowa Exeo Corp	569,659
79,680	Mitsubishi UFJ Lease & Finance Co Ltd	3,540,298
333,000	Nabtesco Corp	7,939,222
506,000	NHK Spring Co Ltd	5,946,252
260,500	Nihon Kohden Corp	5,724,720
420,000	Nissin Electric Co Ltd	3,073,274
23,050	Obic Co Ltd	4,651,796
451,000	Rengo Co Ltd	2,951,151
133,900	Saizeriya Co Ltd	2,553,762
696,000	Sumitomo Bakelite Co Ltd	4,619,041
170,800	Sumitomo Rubber Industries	1,851,961
159,500	Takata Corp	5,085,496
637,000	Tsubakimoto Chain Co	3,965,204
1,235,000	Ube Industries Ltd	4,012,699

	Total Japan	116,219,113

	Mexico — 0.9%
1,671,500	Genomma Lab Internacional SA Class B *	3,698,638
315,400	Grupo Continental SAB de CV	1,085,430

	Total Mexico	4,784,068

	Netherlands — 3.6%
110,330	AerCap Holdings NV *	1,497,178
36,511	CSM	1,298,279
83,265	Dockwise Ltd *	2,357,660
36,068	Fugro NV	3,034,041
122,582	Imtech NV	4,428,665
42,707	Koninklijke Ten Cate NV	1,551,082
31,312	Nutreco Holding NV	2,317,014

8	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Netherlands — continued
244,664	Spyker Cars NV *	1,746,625
73,187	USG People NV *	1,496,473

	Total Netherlands	19,727,017

	New Zealand — 0.5%
889,740	Fisher & Paykel Appliances Holdings Ltd *	383,965
143,175	Pumpkin Patch Ltd	148,152
943,299	Sky City Entertainment Group Ltd	2,316,439

	Total New Zealand	2,848,556

	Norway — 1.8%
719,962	BW Offshore Ltd *	1,830,915
304,480	BWG Homes ASA *	1,193,779
38,750	Fred Olsen Energy ASA	1,630,958
44,780	Kongsberg Gruppen ASA	1,188,747
190,980	ProSafe ASA	1,439,870
249,063	SpareBank 1 SR Bank	2,648,270

	Total Norway	9,932,539

	Philippines — 0.8%
12,352,000	Alliance Global Group Inc	3,254,929
308,600	Cebu Air Inc *	579,820
6,000,000	Pepsi-Cola Products Philippines Inc	298,121

	Total Philippines	4,132,870

	Russia — 0.3%
83,711	Cherkizovo Group GDR (Registered) *	1,716,913

	Singapore — 1.2%
1,710,000	Chemoil Energy Ltd *	566,437
475,000	ComfortDelgro Corp Ltd	581,270
3,725,000	First Ship Lease Trust	1,232,545
2,087,640	Mapletree Logistics Trust (REIT)	1,482,953

See accompanying notes to the financial statements.	9

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Singapore — continued
654,000	MobileOne Ltd	1,222,855
975,000	Petra Foods Ltd	1,240,131

	Total Singapore	6,326,191

	South Korea — 4.4%
102,270	Busan Bank	1,233,746
23,000	CrucialTec Co Ltd *	1,003,704
144,400	Daegu Bank	1,956,311
10,750	Daelim Industrial Co Ltd	937,992
37,410	Daishin Securities Co Ltd	517,917
26,780	Doosan Corp	2,979,713
442,142	Kortek Corp	2,859,284
16,320	Mando Corp	2,133,725
10,467	Nong Shim Co Ltd	1,918,657
35,140	S1 Corp	1,561,959
17,730	Sindoh Co Ltd	792,086
24,400	SK Holdings Co Ltd	2,875,877
81,600	Tong Yang Life Insurance Co Ltd	917,225
79,520	Youngone Holding Co Ltd	2,156,002

	Total South Korea	23,844,198

	Spain — 1.2%
123,100	Banco Espanol de Credito SA	1,097,720
2,241	Construcciones y Auxiliar de Ferrocarriles SA	1,234,444
127,110	Enagas	2,722,000
27,814	Red Electrica de Espana	1,494,776

	Total Spain	6,548,940

	Sweden — 1.2%
29,000	Autoliv Inc SDR	2,170,609
42,066	Elekta AB Class B	1,604,565
50,700	Getinge AB Class B	1,238,322
1,227,088	Trigon Agri A/S *	1,724,124

	Total Sweden	6,737,620

10	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Switzerland — 3.6%
5,600	Alpiq Holding AG (Registered)	2,277,450
4,300	Forbo Holdings AG (Registered)	2,863,905
7,870	Kaba Holding AG Class B (Registered)	3,395,186
22,354	Sulzer AG	3,471,311
26,200	Swiss Life Holding AG *	4,330,627
9,705	Valora Holding AG	3,495,701

	Total Switzerland	19,834,180

	Taiwan — 0.3%
634,561	Altek Corp	866,845
434,500	Coretronic Corp	702,227

	Total Taiwan	1,569,072

	Thailand — 0.2%
13,445,500	Quality Houses Pcl (Foreign Registered) (a)	921,051

	United Kingdom — 18.2%
333,554	Aquarius Platinum Ltd	2,186,432
240,650	Babcock International Group Plc	2,195,106
117,260	Berkeley Group Holdings Plc (Unit Shares) *	1,972,608
609,615	Bodycote Plc	3,027,327
827,980	Centaur Media Plc	904,587
179,990	Charles Taylor Consulting Plc	468,126
960,760	Chaucer Holdings Plc	964,253
55,940	Chemring Group Plc	2,982,065
1,608,050	Collins Stewart Plc	2,358,345
1,821,517	Debenhams Plc *	1,858,006
885,510	Diploma Plc	3,953,424
364,170	Euromoney Institutional Investor Plc	4,133,780
1,085,120	F&C Asset Management Plc	1,523,234
538,023	Fenner Plc	2,785,642
643,290	Filtrona Plc	3,135,187
431,420	Great Portland Estates Plc (REIT)	2,719,287
303,370	Homeserve Plc	2,230,213

See accompanying notes to the financial statements.	11

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
279,670	IMI Plc	4,042,228
499,547	Inchcape Plc *	3,153,005
966,580	ITE Group Plc	3,707,916
302,896	James Fisher & Sons Plc	2,580,665
147,400	JD Wetherspoon Plc	1,054,208
360,737	John Wood Group Plc	3,868,435
744,210	Jupiter Fund Management Plc *	3,969,938
1,920,280	KCOM Group Plc	1,987,382
100,492	Kier Group Plc	2,213,865
678,874	Lupus Capital Plc *	1,491,628
944,900	Metric Property Investments Plc *	1,704,355
449,429	N Brown Group	1,957,435
585,840	National Express Group Plc *	2,364,123
41,713	Next Plc	1,339,871
327,426	PZ Cussons Plc	1,854,380
484,842	Restaurant Group Plc	2,214,893
738,621	RPS Group Plc	2,393,397
1,243,190	Senior Plc	3,030,338
531,217	Severfield-Rowen Plc	1,985,271
80,268	Travis Perkins Plc	1,298,699
101,595	Ultra Electronics Holdings Plc	2,837,467
174,073	United Business Media Ltd	2,017,356
842,022	Wilmington Group Plc	2,238,962
478,229	WSP Group Plc	2,796,633
58,938	XP Power Ltd	1,717,429

	Total United Kingdom	99,217,501

	TOTAL COMMON STOCKS (COST $422,387,829)	524,737,738

	PREFERRED STOCKS — 0.8%

	Brazil — 0.4%
708,700	Marcopolo SA 4.06%	2,427,930

12	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value		Description	Value ($)
		South Korea — 0.4%
	38,370	Daelim Industrial Co Ltd 0.52%	988,042
	124,760	Daishin Securities Co Ltd 10.10%	1,152,164

		Total South Korea	2,140,206

		TOTAL PREFERRED STOCKS (COST $3,810,561)	4,568,136

		RIGHTS AND WARRANTS — 0.1%

		Australia — 0.0%
	95,010	West Australian Newspapers Rights, Expires 03/18/11 *	38,694

		Belgium — 0.1%
	111,200	Nyrstar Rights, Expires 03/11/11 *	300,763

		Canada — 0.0%
	312,500	Gran Colombia Gold Corp Warrants, Expires 08/24/15 *	266,970

		Italy — 0.0%
	100,428	Unione di Banche Italiane SCPA Warrants, Expires 06/30/11 *	263

		TOTAL RIGHTS AND WARRANTS (COST $464,046)	606,690

		SHORT-TERM INVESTMENTS — 2.4%

		Time Deposits — 2.4%
AUD	53,761	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.84%, due 03/01/11	54,736
CAD	3,926	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.23%, due 03/01/11	4,041
EUR	2,717,241	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.12%, due 03/01/11	3,749,582
GBP	554,660	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 03/01/11	901,683
JPY	17,116,680	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	209,238
NOK	70	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.97%, due 03/01/11	13
NZD	48	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.15%, due 03/01/11	36
SGD	70,896	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	55,745
EUR	1,447,964	Citibank (New York) Time Deposit, 0.12%, due 03/01/11	1,998,118
USD	200,000	Commerzbank (Grand Cayman) Time Deposit, 0.16%, due 03/01/11	200,000
USD	54,774	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/11	54,774

See accompanying notes to the financial statements.	13

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		Time Deposits — continued
USD	2,000,000	HSBC Bank (USA) Time Deposit, 0.16%, due 03/01/11	2,000,000
USD	2,000,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.15%, due 03/01/11	2,000,000
USD	2,000,000	Societe Generale (Grand Cayman) Time Deposit, 0.15%, due 03/01/11	2,000,000

		TOTAL SHORT-TERM INVESTMENTS (COST $13,227,966)	13,227,966

		TOTAL INVESTMENTS — 99.5% (Cost $439,890,402)	543,140,530
		Other Assets and Liabilities (net) — 0.5%	2,638,396

		TOTAL NET ASSETS — 100.0%	$545,778,926

Notes to Schedule of Investments:

GDR - Global Depository Receipt
REIT - Real Estate Investment Trust
SDR - Swedish Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SGD - Singapore Dollar
USD - United States Dollar

14	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments, at value (cost $439,890,402) (Note 2)	$543,140,530
Foreign currency, at value (cost $785,998) (Note 2)	769,571
Receivable for investments sold	1,882,820
Receivable for Fund shares sold	12,651
Dividends and interest receivable	683,957
Foreign taxes receivable	18,686
Receivable for expenses reimbursed by Manager (Note 5)	66,248
Miscellaneous receivable	59,517

Total assets	546,633,980

Liabilities:
Payable for investments purchased	265,707
Payable to affiliate for (Note 5):
Management fee	292,267
Shareholder service fee	55,825
Trustees and Trust Officers or agents unaffiliated with the Manager	1,281
Payable for foreign currency purchased	4,710
Accrued expenses	235,264

Total liabilities	855,054

Net assets	$545,778,926

Net assets consist of:
Paid-in capital	$479,202,786
Distributions in excess of net investment income	(153,209)
Accumulated net realized loss	(36,662,295)
Net unrealized appreciation	103,391,644

$545,778,926

Net assets attributable to:
Class III shares	$398,647,516

Class IV shares	$147,131,410

Shares outstanding:
Class III	28,039,142

Class IV	10,358,311

Net asset value per share:
Class III	$14.22

Class IV	$14.20

See accompanying notes to the financial statements.	15

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends (net of withholding taxes of $805,191)	$9,181,132
Interest	25,657

Total investment income	9,206,789

Expenses:
Management fee (Note 5)	3,275,076
Shareholder service fee – Class III (Note 5)	486,279
Shareholder service fee – Class IV (Note 5)	143,682
Custodian and fund accounting agent fees	430,829
Audit and tax fees	94,713
Transfer agent fees	43,800
Legal fees	40,260
Trustees fees and related expenses (Note 5)	11,193
Registration fees	1,968
Miscellaneous	39,130

Total expenses	4,566,930
Fees and expenses reimbursed by Manager (Note 5)	(640,544)
Expense reductions (Note 2)	(570)

Net expenses	3,925,816

Net investment income (loss)	5,280,973

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $113,896) (Note 2)	50,756,052
Foreign currency, forward contracts and foreign currency related transactions (net of foreign transaction taxes of $192,994) (Note 2)	(901,852)

Net realized gain (loss)	49,854,200

Change in net unrealized appreciation (depreciation) on:
Investments	80,314,579
Foreign currency, forward contracts and foreign currency related transactions	109,050

Net unrealized gain (loss)	80,423,629

Net realized and unrealized gain (loss)	130,277,829

Net increase (decrease) in net assets resulting from operations	$135,558,802

16	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,280,973	$3,838,781
Net realized gain (loss)	49,854,200	(80,252,411)
Change in net unrealized appreciation (depreciation)	80,423,629	203,852,124

Net increase (decrease) in net assets from operations	135,558,802	127,438,494

Distributions to shareholders from:
Net investment income
Class III	(3,312,648)	(3,377,934)
Class IV	(1,689,129)	(1,023,334)

Total distributions from net investment income	(5,001,777)	(4,401,268)

Net share transactions (Note 9):
Class III	14,717,938	(8,194,206)
Class IV	22,787,951	(67,114,119)

Increase (decrease) in net assets resulting from net share transactions	37,505,889	(75,308,325)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	362,249	452,668
Class IV	277,572	32,431

Increase in net assets resulting from purchase premiums and redemption fees	639,821	485,099

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	38,145,710	(74,823,226)

Total increase (decrease) in net assets	168,702,735	48,214,000

Net assets:
Beginning of period	377,076,191	328,862,191

End of period (including distributions in excess of net investment income of $153,209 and $1,570,851, respectively)	$545,778,926	$377,076,191

See accompanying notes to the financial statements.	17

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$10.74		$6.41		$14.63		$18.38		$17.98

Income (loss) from investment operations:
Net investment income (loss)†	0.14		0.13		0.30		0.31		0.28
Net realized and unrealized gain (loss)	3.47		4.32		(7.43)		(0.36)		4.51

Total from investment operations	3.61		4.45		(7.13)		(0.05)		4.79

Less distributions to shareholders:
From net investment income	(0.13)		(0.12)		(0.27)		(0.41)		(0.44)
From net realized gains	—		—		(0.81)		(3.29)		(3.95)
Return of capital	—		—		(0.01)		—		—

Total distributions	(0.13)		(0.12)		(1.09)		(3.70)		(4.39)

Net asset value, end of period	$14.22		$10.74		$6.41		$14.63		$18.38

Total Return(a)	33.67%		69.44%		(51.33)%		(1.96)%		29.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$398,648		$292,852		$185,298		$338,804		$375,565
Net expenses to average daily net assets	0.85	%(b)	0.86	%(b)	0.85	%(c)	0.86	%(c)	0.86%
Net investment income (loss) to average daily net assets	1.15%		1.40%		2.59%		1.69%		1.53%
Portfolio turnover rate	61%		78%		42%		42%		37%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.14%		0.14%		0.11%		0.09%		0.09%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.02		$0.00	(d)	—		—

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(d)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

18	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

			Period from		Period from
			August 12,		March 1,
			2009		2009
			through		through
	Year Ended		February 28,		March 16,		Year Ended February 28/29,
	February 28, 2011		2010(a)		2009(a)		2009		2008		2007

Net asset value, beginning of period	$10.73		$9.84		$6.42		$14.64		$18.39		$17.99

Income (loss) from investment operations:
Net investment income (loss)†	0.13		0.02		0.01		0.33		0.31		0.28
Net realized and unrealized gain (loss)	3.47		1.00		0.01		(7.46)		(0.35)		4.52

Total from investment operations	3.60		1.02		0.02		(7.13)		(0.04)		4.80

Less distributions to shareholders:
From net investment income	(0.13)		(0.13)		—		(0.27)		(0.42)		(0.45)
From net realized gains	—		—		—		(0.81)		(3.29)		(3.95)
Return of capital	—		—		—		(0.01)		—		—

Total distributions	(0.13)		(0.13)		—		(1.09)		(3.71)		(4.40)

Net asset value, end of period	$14.20		$10.73		$6.44		$6.42		$14.64		$18.39

Total Return(b)	33.67%		10.33	%**	0.31	%**	(51.29)%		(1.91)%		30.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$147,131		$84,225		$144,101		$143,564		$666,991		$740,872
Net expenses to average daily net assets	0.80	%(c)	0.81	%(c)*	0.81	%(c)*	0.80	%(d)	0.81	%(d)	0.81%
Net investment income (loss) to average daily net assets	1.07%		0.35	%*	3.28	%*	2.74%		1.70%		1.54%
Portfolio turnover rate	61%		78	%††	40	%†††	42%		42%		37%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.14%		0.08	%*	0.22	%*	0.11%		0.09%		0.09%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.00	(e)	$0.00	(e)	0.00	(e)	—		—

(a)	The class was inactive from March 17, 2009 to August 11, 2009.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2010.
†††	Calculation represents portfolio turnover of the Fund for the period ended August 31, 2009.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	19

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Foreign Small Companies Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the S&P Developed ex-U.S. Small Cap Index. The Fund typically makes equity investments directly and indirectly (e.g., through the GMO Funds in which the Fund invests, collectively referred to as the “underlying funds,” or derivatives) in companies tied economically to non-U.S. countries whose outstanding publicly traded equity investments are in the smallest 25% of companies in a particular country as measured by total float-adjusted market capitalization (“small companies”). The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of companies whose equity investments are held by the Fund is generally within the market capitalization range of companies in the Fund’s benchmark, which represents the bottom 15% of available market capitalization (float) of the S&P Broad Market Index in each country.

The Fund’s country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposures in particular countries relative to the Fund’s benchmark. The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational and managerial strength and compares them to their global, regional and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies.

The Fund normally does not take temporary defensive positions but may hold up to 10% of its total assets in cash and cash equivalents to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the Fund takes temporary defensive positions or holds cash or cash equivalents to manage shareholder purchases or redemptions, it may not achieve its investment objective. The Fund typically makes investments tied economically to emerging countries, but these investments (excluding investments in companies tied economically to emerging countries included in the Fund’s benchmark) generally represent 10% or less of the Fund’s total assets.

20

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives, including, without limitation, futures and options. In addition, the Fund may lend its portfolio securities. The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund.

As of February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder servicing fee.

The Fund currently limits subscriptions due to capacity considerations.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.2% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor

21

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

using that vendor’s proprietary models. As of February 28, 2011, 87.6% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.

22

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Australia	$—	$19,198,190	$—	$19,198,190
Austria	—	2,285,150	—	2,285,150
Belgium	—	9,447,370	—	9,447,370
Brazil	20,180,446	—	—	20,180,446
Canada	17,253,377	—	—	17,253,377
Chile	1,859,152	—	—	1,859,152
China	—	2,632,345	—	2,632,345
Denmark	—	4,720,571	—	4,720,571
Finland	—	10,053,867	—	10,053,867
France	—	23,823,708	—	23,823,708
Germany	—	26,143,033	—	26,143,033
Greece	1,158,715	3,883,762	—	5,042,477
Hong Kong	—	9,296,086	—	9,296,086
India	—	2,323,548	—	2,323,548
Indonesia	682,027	722,578	—	1,404,605
Ireland	—	5,055,915	—	5,055,915
Italy	—	39,658,069	—	39,658,069
Japan	—	116,219,113	—	116,219,113
Mexico	4,784,068	—	—	4,784,068
Netherlands	1,497,178	18,229,839	—	19,727,017
New Zealand	—	2,848,556	—	2,848,556
Norway	—	9,932,539	—	9,932,539
Philippines	579,820	3,553,050	—	4,132,870
Russia	—	1,716,913	—	1,716,913
Singapore	—	6,326,191	—	6,326,191
South Korea	—	23,844,198	—	23,844,198
Spain	—	6,548,940	—	6,548,940
Sweden	—	6,737,620	—	6,737,620
Switzerland	—	19,834,180	—	19,834,180
Taiwan	—	1,569,072	—	1,569,072

23

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Thailand	$—	$—	$921,051	$921,051
United Kingdom	—	99,217,501	—	99,217,501

TOTAL COMMON STOCKS	47,994,783	475,821,904	921,051	524,737,738

Preferred Stocks
Brazil	2,427,930	—	—	2,427,930
South Korea	—	2,140,206	—	2,140,206

TOTAL PREFERRED STOCKS	2,427,930	2,140,206	—	4,568,136

Rights and Warrants
Australia	—	38,694	—	38,694
Belgium	—	300,763	—	300,763
Canada	—	266,970	—	266,970
Italy	—	263	—	263

TOTAL RIGHTS AND WARRANTS	—	606,690	—	606,690

Short-Term Investments	13,227,966	—	—	13,227,966

Total Investments	63,650,679	478,568,800	921,051	543,140,530

Total	$63,650,679	$478,568,800	$921,051	$543,140,530

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.2% of total net assets.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

24

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
	Balances				Change in			Balances	Investments
	as of	Net	Accrued	Total	Unrealized	Transfers	Transfers	as of	Held as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of	February 28,	February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	2011
Common Stocks
Canada	$861	$—	$—	$(612)	$(249)	$—	$—	$—	$—
Thailand	2,337,225	(1,765,919)	—	1,333,477	(983,732)	—	—	921,051	(133,610)

Total	$2,338,086	$(1,765,919)	$—	$1,332,865	$(983,981)	$—	$—	$921,051	(133,610)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transfers out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

25

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, foreign currency transactions, losses on wash sale transactions and passive foreign investment company transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$5,001,777	$4,401,268

Total distributions	$5,001,777	$4,401,268

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

26

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$3,357,427
Other Tax Attributes:
Capital loss carryforwards	$(35,868,490)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards and future realized losses, if any, subsequent to February 28, 2011 could be subject to limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

February 28, 2018	$(34,211,796)
February 28, 2019	$(1,656,694)

Total	$(35,868,490)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$444,075,078	$120,332,665	$(21,267,213)	$99,065,452

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

27

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations.

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
For the year ended February 28, 2011, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund (and are allocated pro rata among the classes) to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer

28

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Smaller Company Risk — The securities of small companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

29

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies tied economically to emerging countries.

• Credit and Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Other principal risks of an investment in the Fund include Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); and Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including

30

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a

31

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the

32

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash,

33

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

34

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility

35

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$606,690	$—	$606,690

Total	$—	$—	$—	$606,690	$—	$606,690

36

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
  February 28, 2011∧: — continued

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (rights and warrants)	$—	$—	$—	$142,733	$—	$142,733
Forward currency contracts	—	(712,785)	—	—	—	(712,785)

Total	$—	$(712,785)	$—	$142,733	$—	$(570,052)

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$138,090	$—	$138,090

Total	$—	$—	$—	$138,090	$—	$138,090

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (forward currency contracts and rights and warrants), outstanding at each month-end, was as follows for the year ended February 28, 2011:

		Forward
	Rights and	currency
	Warrants	contracts

Average amount outstanding	$174,985	$3,190,584

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.70% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.70% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and

37

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $11,193 and $3,311, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $311,202,197 and $270,590,125, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 67.82% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

38

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, 0.05% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers, and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	4,611,478	$59,311,867	9,025,272	$99,118,049
Shares issued to shareholders in reinvestment of distributions	240,580	3,187,692	264,894	2,935,030
Shares repurchased	(4,089,097)	(47,781,621)	(10,915,361)	(110,247,285)
Purchase premiums	—	126,785	—	393,056
Redemption fees	—	235,464	—	59,612

Net increase (decrease)	762,961	$15,080,187	(1,625,195)	$(7,741,538)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class IV:	Shares	Amount	Shares	Amount

Shares sold	4,856,910	$55,916,512	8,073,696	$79,445,170
Shares issued to shareholders in reinvestment of distributions	72,672	962,175	28,005	310,014
Shares repurchased	(2,422,931)	(34,090,736)	(22,611,732)	(146,869,303)
Purchase premiums	—	277,526	—	—
Redemption fees	—	46	—	32,431

Net increase (decrease)	2,506,651	$23,065,523	(14,510,031)	$(67,081,688)

39

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Small Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Small Companies Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

40

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total

41

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.85%	$1,000.00	$1,295.70	$4.84
2) Hypothetical	0.85%	$1,000.00	$1,020.58	$4.26

Class IV

1) Actual	0.80%	$1,000.00	$1,295.70	$4.55
2) Hypothetical	0.80%	$1,000.00	$1,020.83	$4.01

*	Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

42

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

During the year ended February 28, 2011, the Fund paid foreign taxes of $898,977 and recognized foreign source income of $9,986,323.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

43

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of Time	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

44

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of Time	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of Time	During Past	Complex	Directorships
Date of Birth	Held with Trust	Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

45

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Balanced Asset Allocation Fund returned +12.0% for the fiscal year ended February 28, 2011, as compared with +16.0% for the Fund’s benchmark, the GMO Global Balanced Index (65% MSCI ACWI [All Country World Index] Index and 35% Barclays Capital U.S. Aggregate Index).

Underlying fund implementation was negative, detracting 1.9% from relative performance. GMO Quality Fund was the largest detractor from relative performance.

Asset allocation detracted 2.2% from relative performance. The Fund’s underweight to equities, broadly, and the shorter duration of the underlying funds’ fixed income portfolios were the primary drivers of the underperformance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Global Balanced Asset Allocation Fund Class III Shares and the GMO Global Balanced Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .09% on the purchase and .09% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The GMO Global Balanced Asset Allocation Index is comprised of MSCI ACWI prior to June 30, 2002 and GMO Global Balanced Index thereafter.

**	The GMO Global Balanced Index is a composite benchmark computed by GMO and comprised of 48.75% S&P 500 Index, 16.25% MSCI ACWI ex-U.S. and 35% Barclays Capital U.S. Aggregate Index prior to March 31, 2007 and 65% MSCI ACWI Index and 35% Barclays Capital U.S. Aggregate Index thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	70.5%
Debt Obligations	17.2
Short-Term Investments	10.6
Cash and Cash Equivalents	10.1
Preferred Stocks	1.3
Investment Funds	0.4
Options Purchased	0.1
Loan Participations	0.1
Loan Assignments	0.0 ∧
Rights and Warrants	0.0 ∧
Promissory Notes	0.0 ∧
Written Options	(0.0)∧
Forward Currency Contracts	(0.2)
Reverse Repurchase Agreements	(0.5)
Swap Agreements	(2.8)
Futures Contracts	(8.8)
Other	2.0

100.0%

Country / Region Summary**	% of Investments
United States	40.4%
Emerging***	14.9
Australia	8.9
Japan	8.8
United Kingdom	7.6
France	4.0
Switzerland	3.5
Germany	2.7
Italy	1.9
Sweden	1.2
Singapore	0.9
Netherlands	0.8
Denmark	0.6
New Zealand	0.6
Spain	0.6
Belgium	0.5
Canada	0.5
Hong Kong	0.5
Finland	0.3

1

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Country / Region Summary**	% of Investments
Austria	0.2%
Greece	0.2
Ireland	0.2
Israel	0.1
Norway	0.1
Portugal	0.0 ∧

100%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
∧	Rounds to 0.0%
**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund and GMO Special Situations Fund. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.
***	The “Emerging” exposure is comprised of Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine, and Venezuela.

2

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 98.4%

	Affiliated Issuers — 98.4%
18,914,459	GMO Alpha Only Fund, Class IV	444,489,793
4,332,272	GMO Asset Allocation Bond Fund, Class VI	108,350,120
24,589,384	GMO Domestic Bond Fund, Class VI	112,619,380
1,693,597	GMO Emerging Country Debt Fund, Class IV	15,394,798
28,308,183	GMO Emerging Markets Fund, Class VI	407,920,924
2,081,146	GMO Flexible Equities Fund, Class VI	40,832,080
17,820,991	GMO International Core Equity Fund, Class VI	547,460,836
6,304,429	GMO International Growth Equity Fund, Class IV	150,549,756
6,678,065	GMO International Intrinsic Value Fund, Class IV	155,598,926
42,169,174	GMO Quality Fund, Class VI	877,962,197
361,698	GMO Short-Duration Investment Fund, Class III	3,023,794
5,333,776	GMO Special Situations Fund, Class VI	147,372,218
23,778,063	GMO Strategic Fixed Income Fund, Class VI	365,706,603
1,032,718	GMO World Opportunity Overlay Fund	23,422,041

	TOTAL MUTUAL FUNDS (COST $3,038,405,908)	3,400,703,466

	DEBT OBLIGATIONS — 1.6%

	Asset-Backed Securities — 1.6%
	ABS Collateralized Debt Obligations — 0.0%
500,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 0.95%, due 10/20/44	—

	Airlines — 0.0%
543,736	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.75%, due 05/15/24	320,804

	Auto Financing — 0.2%
200,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.62%, due 07/15/14	201,813
800,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.92%, due 08/15/13	810,800

See accompanying notes to the financial statements.	3

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Auto Financing — continued
700,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	719,180
600,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.11%, due 11/10/14	606,714
1,100,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.27%, due 03/15/13	1,113,871
2,200,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.52%, due 06/15/13	2,190,410
300,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.21%, due 05/20/16	303,000
400,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.41%, due 03/20/14	403,040

	Total Auto Financing	6,348,828

	Business Loans — 0.1%
208,499	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.45%, due 08/16/19	205,372
83,626	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.62%, due 04/25/34	74,009
61,355	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.63%, due 01/25/35	52,766
301,431	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.65%, due 01/25/36	235,116
258,254	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.50%, due 07/25/37	206,603
1,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.56%, due 12/25/37	830,000
39,246	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.39%, due 03/20/17	38,461
82,754	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.56%, due 05/15/32	75,720
127,431	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.51%, due 11/15/33	110,228
222,399	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 02/25/30	182,367
175,984	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 09/25/30	144,307

4	See accompanying notes to the financial statements.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Business Loans — continued
579,563	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.11%, due 10/25/37	492,628

	Total Business Loans	2,647,577

	CMBS — 0.2%
656,386	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.38%, due 07/15/44	649,277
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.40%, due 12/15/20	968,000
361,305	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	361,305
500,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.17%, due 03/10/44	500,650
565,553	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	576,511
207,981	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 1.14%, due 03/06/20	205,381
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	295,140
1,201,387	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.85%, due 04/15/45	1,209,556
754,622	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	779,148
379,362	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.70%, due 10/15/42	393,945
3,860	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	3,861
662,776	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.36%, due 09/15/21	647,439

	Total CMBS	6,590,213

	CMBS Collateralized Debt Obligations — 0.0%
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.11%, due 11/23/52	4,998
332,274	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	225,946
442,644	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.58%, due 08/26/30	416,085

See accompanying notes to the financial statements.	5

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)		Description	Value ($)
		CMBS Collateralized Debt Obligations — continued
	800,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.59%, due 05/25/46	688,000

		Total CMBS Collateralized Debt Obligations	1,335,029

		Corporate Collateralized Debt Obligations — 0.1%
	1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.59%, due 06/20/13	953,200
	1,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 1.00%, due 08/01/11	999,600

		Total Corporate Collateralized Debt Obligations	1,952,800

		Credit Cards — 0.2%
	1,100,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.27%, due 09/15/14	1,115,697
	700,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.46%, due 06/16/14	699,846
	600,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.37%, due 03/17/14	601,128
	1,300,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.52%, due 09/15/17	1,300,000
EUR	1,100,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 1.18%, due 05/24/13	1,515,865
	400,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.42%, due 01/15/14	400,056
	1,300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.07%, due 05/15/13	1,304,875
	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.40%, due 02/15/17	393,044

		Total Credit Cards	7,330,511

		Equipment Leases — 0.0%
	247,509	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.22%, due 08/15/14	249,786

		Insured Auto Financing — 0.1%
	380,963	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.30%, due 10/06/13	378,868

6	See accompanying notes to the financial statements.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
307,118	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.31%, due 12/06/13	305,610
371,015	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.06%, due 06/06/14	370,276
680,537	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.76%, due 03/08/16	679,244
96,434	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.29%, due 11/15/13	95,874
427,207	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.92%, due 10/15/14	425,673
1,700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.46%, due 07/14/14	1,715,759

	Total Insured Auto Financing	3,971,304

	Insured Business Loans — 0.0%
261,297	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.70%, due 10/25/30	188,134

	Insured High Yield Collateralized Debt Obligations — 0.0%
148,379	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.76%, due 12/16/15	139,476
61,629	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 0.96%, due 05/22/13	54,234

	Total Insured High Yield Collateralized Debt Obligations	193,710

	Insured Other — 0.1%
1,500,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	1,545,000
654,078	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.47%, due 09/15/41	591,379
662,811	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.47%, due 12/15/41	614,317
409,662	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.55%, due 01/05/14	344,116

See accompanying notes to the financial statements.	7

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Insured Other — continued
100,000	Toll Road Investment Part II, Series B, 144A, NPGC, Zero Coupon, due 02/15/30	16,464
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	76,095

	Total Insured Other	3,187,371

	Insured Residential Asset-Backed Securities (United States) ∧ — 0.0%
78,895	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.47%, due 07/25/34	68,639
94,987	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.64%, due 12/25/33	79,243
25,773	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.59%, due 03/25/34	22,061
468,235	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.48%, due 11/25/35	329,038

	Total Insured Residential Asset-Backed Securities (United States)	498,981

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
15,106	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.60%, due 10/25/34	10,574
36,838	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.59%, due 01/25/35	25,786
316,731	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.42%, due 06/15/37	206,667
202,843	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.49%, due 10/25/34	152,497
10,515	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.72%, due 07/25/29	6,323
13,668	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.83%, due 08/15/30	7,841
24,203	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.70%, due 06/25/34	14,038
6,271	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.55%, due 12/25/32	2,747
164,170	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.45%, due 11/25/35	120,500

	Total Insured Residential Mortgage-Backed Securities (United States)	546,973

8	See accompanying notes to the financial statements.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)

	Insured Time Share — 0.0%
86,148	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.41%, due 05/20/18	81,535
109,172	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.41%, due 03/20/19	105,896
310,541	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.26%, due 09/20/19	293,734

	Total Insured Time Share	481,165

	Insured Transportation — 0.0%
126,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.56%, due 04/17/19	123,183

	Residential Asset-Backed Securities (United States) ∧ — 0.3%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.65%, due 01/25/35	30,339
91,524	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.40%, due 02/25/36	22,824
261,796	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.44%, due 03/25/36	186,857
118,698	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.36%, due 08/25/36	88,103
700,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.44%, due 10/25/36	238,875
325,703	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.36%, due 07/25/36	278,965
200,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 05/25/36	131,500
127,666	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.35%, due 06/25/36	120,963
400,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 04/25/36	270,000
123,211	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.58%, due 09/25/35	26,028
267,572	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	45,487
342,435	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.43%, due 06/25/36	44,516

See accompanying notes to the financial statements.	9

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
145,974	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.35%, due 01/25/37	76,052
162,842	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.33%, due 11/25/36	107,883
371,326	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.46%, due 05/25/37	47,010
130,475	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.78%, due 05/25/34	123,605
1,412,066	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	619,544
264,176	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 09/25/36	101,708
356,416	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.45%, due 03/25/36	146,130
265,992	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	102,158
88,737	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.37%, due 10/25/36	88,453
300,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.41%, due 10/25/36	208,500
613,627	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.48%, due 05/25/37	518,208
236,281	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 05/28/39	99,829
236,281	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.56%, due 05/28/39	90,377
316,496	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 02/28/40	196,228
136,343	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.37%, due 11/25/36	117,678
300,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 11/25/36	54,630
95,646	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.42%, due 02/25/37	12,367
60,599	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 02/25/37	58,921

10	See accompanying notes to the financial statements.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 02/25/37	766,480
400,912	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.42%, due 06/25/36	369,108
6,966	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.80%, due 04/25/33	5,956
4,716	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.67%, due 10/25/34	4,338
400,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 12/25/36	160,000
1,000,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.40%, due 02/25/37	837,700
72,073	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.34%, due 03/25/37	71,843
17,968	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.56%, due 04/25/34	14,259
428,345	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 04/25/36	316,306
134,396	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.46%, due 05/25/36	91,452
42,898	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.36%, due 08/25/36	21,074
600,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 08/25/36	250,500
122,157	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.57%, due 01/20/35	110,362
111,960	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 01/20/35	104,542
321,773	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.42%, due 01/20/36	299,852
959,451	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.38%, due 12/25/36	411,892
76,365	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.51%, due 10/25/35	73,311
109,614	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.39%, due 10/25/36	106,325

See accompanying notes to the financial statements.	11

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
596,928	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.41%, due 03/25/36	349,203
400,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	152,000
746,912	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 08/25/36	280,092
500,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.42%, due 10/25/36	190,000
204,810	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.42%, due 03/25/36	25,601
180,230	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.38%, due 02/25/37	107,867
89,561	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.66%, due 08/25/34	73,887
1,000,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.49%, due 02/25/37	385,000
200,212	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 04/25/37	189,200
300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 11/25/36	114,750
211,846	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.52%, due 12/25/35	132,933
225,181	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.45%, due 09/25/45	200,501
68,345	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 10/25/33	64,346
199,379	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.51%, due 01/25/36	184,394
62,310	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.37%, due 04/25/37	61,357
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.80%, due 03/25/35	6,497
49,339	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.42%, due 03/25/36	46,779
35,995	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.55%, due 10/25/36	35,275

12	See accompanying notes to the financial statements.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
47,759	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.52%, due 10/25/35	45,997
43,811	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 01/25/37	42,928
500,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/37	229,400
181,802	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.46%, due 01/25/36	142,715
114,767	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 11/25/35	96,978
526,050	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.66%, due 06/25/37	31,563

	Total Residential Asset-Backed Securities (United States)	11,458,301

	Residential Mortgage-Backed Securities (Australian) — 0.1%
204,020	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.36%, due 07/20/38	196,114
325,509	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 04/19/38	312,917
69,612	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.80%, due 09/27/35	65,609
516,828	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.70%, due 03/14/36	491,090
46,670	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.70%, due 12/08/36	44,570
68,435	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.39%, due 05/27/38	64,678
37,678	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.39%, due 05/10/36	36,398
241,252	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.35%, due 06/14/37	228,307
259,503	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.37%, due 10/20/37	252,062
319,330	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.38%, due 02/21/38	305,854
341,878	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 06/12/40	325,356

See accompanying notes to the financial statements.	13

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
39,924	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.58%, due 03/09/36	38,919
36,462	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.37%, due 01/12/37	35,587
249,749	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.36%, due 05/21/38	242,207

	Total Residential Mortgage-Backed Securities (Australian)	2,639,668

	Residential Mortgage-Backed Securities (European) — 0.1%
385,764	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.41%, due 09/20/66	329,095
912,487	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 01/13/39	823,337
143,729	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.30%, due 12/20/54	135,824
75,386	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.44%, due 09/20/44	71,993
328,466	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.36%, due 12/10/43	298,904
86,878	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.44%, due 12/21/37	85,561
313,318	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.42%, due 11/15/38	262,435
220,423	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 09/15/39	179,094
198,446	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.73%, due 05/15/34	172,093
1,000,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.41%, due 07/15/33	975,900
200,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.38%, due 10/15/33	197,960

	Total Residential Mortgage-Backed Securities (European)	3,532,196

	Residential Mortgage-Backed Securities (United States) — 0.0%
22,762	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.56%, due 08/25/35	15,592

14	See accompanying notes to the financial statements.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (United States) — continued
80,599	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 02/26/34	62,175

	Total Residential Mortgage-Backed Securities (United States)	77,767

	Student Loans — 0.1%
36,332	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.31%, due 01/25/23	36,299
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.55%, due 01/25/24	699,209
48,875	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.32%, due 06/25/21	48,802
13,042	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.34%, due 06/20/15	13,039
155,950	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.40%, due 08/25/23	152,831
400,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.38%, due 12/23/19	393,508
228,519	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.33%, due 09/15/22	224,520

	Total Student Loans	1,568,208

	Time Share — 0.0%
138,582	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.26%, due 02/20/20	145,641

	Total Asset-Backed Securities	55,388,150

	Corporate Debt — 0.0%
598,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	651,820

	U.S. Government Agency — 0.0%
134,200	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.56%, due 10/01/12 (a)	133,078
68,515	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.16%, due 10/01/11 (a)	68,174
534,537	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.91%, due 03/30/19 (a)	520,812

See accompanying notes to the financial statements.	15

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($) /
Share	Description	Value ($)
	U.S. Government Agency — continued
52,415	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.51%, due 05/01/14 (a)	51,509
200,001	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.16%, due 01/01/12 (a)	198,324

	Total U.S. Government Agency	971,897

	TOTAL DEBT OBLIGATIONS (COST $51,763,423)	57,011,867

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
58,674	State Street Institutional U.S. Government Money Market Fund-Institutional Class	58,674

	TOTAL SHORT-TERM INVESTMENTS (COST $58,674)	58,674

	TOTAL INVESTMENTS — 100.0% (Cost $3,090,228,005)	3,457,774,007
	Other Assets and Liabilities (net) — (0.0%)	(70,772)

	TOTAL NET ASSETS — 100.0%	$3,457,703,235

Notes to Schedule of Investments:
144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
C.A.B.E.I. - Central American Bank for Economic Integration
CDO - Collateralized Debt Obligation
CMBS - Commercial Mortgage Backed Security
EUR LIBOR - London Interbank Offered Rate denominated in Euros.
FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA - Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR - London Interbank Offered Rate
MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.
MTN - Medium Term Note
NPGC - Insured as to the payment of principal and interest by National Public Guarantee Corp.
RMBS - Residential Mortgage Backed Security

16	See accompanying notes to the financial statements.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2010

XL - Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at February 28, 2011, which are subject to change based on the terms of the security.

∧	These securities are primarily backed by subprime mortgages.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

EUR - Euro

See accompanying notes to the financial statements.	17

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $51,822,097) (Note 2)	$57,070,541
Investments in affiliated issuers, at value (cost $3,038,405,908) (Notes 2 and 10)	3,400,703,466
Receivable for investments sold	8,122,163
Receivable for Fund shares sold	5,870
Interest receivable	54,368
Receivable for expenses reimbursed by Manager (Note 5)	23,296
Miscellaneous receivable	7,321

Total assets	3,465,987,025

Liabilities:
Payable for Fund shares repurchased	8,135,322
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	8,409
Accrued expenses	140,059

Total liabilities	8,283,790

Net assets	$3,457,703,235

Net assets consist of:
Paid-in capital	$3,763,302,519
Accumulated undistributed net investment income	680,007
Accumulated net realized loss	(673,825,293)
Net unrealized appreciation	367,546,002

$3,457,703,235

Net assets attributable to:
Class III shares	$3,457,703,235

Shares outstanding:
Class III	338,412,986

Net asset value per share:
Class III	$10.22

18	See accompanying notes to the financial statements.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$51,050,454
Interest	5,653,866
Dividends from unaffiliated issuers	2,712

Total investment income	56,707,032

Expenses:
Legal fees	130,031
Custodian, fund accounting agent and transfer agent fees	74,317
Audit and tax fees	71,480
Trustees fees and related expenses (Note 5)	69,776
Chief Compliance Officer (Note 5)	23,802
Registration fees	4,445
Miscellaneous	33,445

Total expenses	407,296
Fees and expenses reimbursed by Manager (Note 5)	(313,168)
Expense reductions (Note 2)	(1,684)

Net expenses	92,444

Net investment income (loss)	56,614,588

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,650,423
Investments in affiliated issuers	(134,915,104)
Realized gain distributions from affiliated issuers (Note 10)	8,400,498
Foreign currency and foreign currency related transactions	(54)

Net realized gain (loss)	(123,864,237)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(948,219)
Investments in affiliated issuers	435,717,005

Net unrealized gain (loss)	434,768,786

Net realized and unrealized gain (loss)	310,904,549

Net increase (decrease) in net assets resulting from operations	$367,519,137

See accompanying notes to the financial statements.	19

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$56,614,588	$89,279,309
Net realized gain (loss)	(123,864,237)	(342,664,709)
Change in net unrealized appreciation (depreciation)	434,768,786	1,044,631,683

Net increase (decrease) in net assets from operations	367,519,137	791,246,283

Distributions to shareholders from:
Net investment income
Class III	(63,193,309)	(115,922,229)

Net share transactions (Note 9):
Class III	48,282,089	(5,463,035)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	802,582	1,444,675

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	49,084,671	(4,018,360)

Total increase (decrease) in net assets	353,410,499	671,305,694

Net assets:
Beginning of period	3,104,292,736	2,432,987,042

End of period (including accumulated undistributed net investment income of $680,007 and distributions in excess of net investment income of $36,739,638, respectively)	$3,457,703,235	$3,104,292,736

20	See accompanying notes to the financial statements.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$9.30		$7.28		$11.37		$12.01		$11.76

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.17		0.27		0.87		0.48		0.39
Net realized and unrealized gain (loss)	0.94		2.10		(3.43)		0.05		0.66

Total from investment operations	1.11		2.37		(2.56)		0.53		1.05

Less distributions to shareholders:
From net investment income	(0.19)		(0.35)		(1.04)		(0.53)		(0.43)
From net realized gains	—		—		(0.49)		(0.64)		(0.37)

Total distributions	(0.19)		(0.35)		(1.53)		(1.17)		(0.80)

Net asset value, end of period	$10.22		$9.30		$7.28		$11.37		$12.01

Total Return(b)	11.98%		32.60%		(24.30)%		4.10%		9.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,457,703		$3,104,293		$2,432,987		$3,364,855		$3,079,164
Net expenses to average daily net assets(c)(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%
Net investment income (loss) to average daily net assets	1.73%		3.00%		8.81%		3.89%		3.28%
Portfolio turnover rate	32%		29%		44%		76%		23%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.01%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(f)	$0.00	(f)	$0.00	(f)	$0.00	(f)	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	21

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Global Balanced Asset Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the GMO Global Balanced Index. The GMO Global Balanced Index is a composite benchmark computed by the Manager, consisting of (i) the MSCI ACWI (All Country World Index) Index and (ii) the Barclays Capital U.S. Aggregate Index in the following proportions: 65% MSCI ACWI Index and 35% Barclays Capital U.S. Aggregate Index. The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include GMO International Equity Funds, GMO U.S. Equity Funds, GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund may be exposed to foreign and U.S. equity investments (including emerging country equities, both growth and value style equities, and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, foreign fixed income, and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments. The Manager, however, intends to invest at least 25% of the Fund’s assets in fixed income investments and at least 25% in equity investments.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling

22

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

(617) 346-7646 (collect) or at gmo.com. As of February 28, 2011, shares of GMO Alternative Asset Opportunity Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the Fund and the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 2.6% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value those foreign securities as of the NYSE close using fair value prices, which are based on adjustments to local closing prices supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, those foreign securities, (including futures, derivatives and other securities whose values are based on indices comprised of such securities) representing 42.0%, (0.1%) and (0.3%),

23

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

respectively, of the net assets of the Fund were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 0.3% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

24

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate or U.S. Treasury yield.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$3,400,703,466	—	—	$3,400,703,466

Debt Obligations
Asset-Backed Securities	—	$11,326,420	$44,061,730	55,388,150
Corporate Debt	—	651,820	—	651,820
U.S. Government Agency	—	—	971,897	971,897

TOTAL DEBT OBLIGATIONS	—	11,978,240	45,033,627	57,011,867

Short-Term Investments	58,674	—	—	58,674

Total Investments	3,400,762,140	11,978,240	45,033,627	3,457,774,007

Total	$3,400,762,140	$11,978,240	$45,033,627	$3,457,774,007

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 8.9% and (0.1%) of total net assets, respectively.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

25

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change
									in Unrealized
									Appreciation
									(Depreciation)
									from
	Balances				Change in			Balances	Investments
	as of	Net	Accrued	Total	Unrealized			as of	Still Held as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	Transfers into	Transfers out of	February 28,	February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	2011
Debt Obligations
Asset-Backed Securities	$64,106,588	$(25,351,491)	$1,683,253	$3,222,438	$929,563	$—	$(528,621)**	$44,061,730	$2,542,899
U.S. Government Agency	1,373,924	(410,997)	11,040	10,337	(12,407)	—	—	971,897	(12,406)

Total Debt Obligations	65,480,512	(25,762,488)	1,694,293	3,232,775	917,156	—	(528,621)	45,033,627	2,530,493

Preferred Stocks	90,000	(156,410)	—	(2,398)	68,808	—	—	—	—

Total	$65,570,512	$(25,918,898)	$1,694,293	$3,230,377	$985,964	$—	$(528,621)	$45,033,627	$2,530,493

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after

26

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received, partnership interest tax allocations, differing treatment of amortization and accretion on debt securities, losses on wash sale transactions, post-October capital losses, and capital loss carryforwards.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$63,193,309	$115,922,229

Total distributions	$63,193,309	$115,922,229

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

27

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attribuutes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$594,697

Other Tax Attributes:
Capital loss carryforwards	$(338,712,856)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(293,447,811)
February 28, 2019	(45,265,045)

Total	$(338,712,856)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$3,425,255,132	$110,257,990	$(77,739,116)	$32,518,874

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

28

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Prior to June 30, 2010, the premium on cash purchases and the fee on cash redemptions were each 0.07% of the amount invested or redeemed. Effective June 30, 2010, the premium on cash purchases and the fee on cash redemptions were each 0.09% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). All or a portion of the Fund’s purchase premiums and/or redemption fees may be waived at the Manager’s discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction

29

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and/or redemption fees imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of a Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing

30

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may

31

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced

32

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

At February 28, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for

33

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). This contractual expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $69,776 and $23,802, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
0.409%	0.063%	0.004%	0.476%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2011 aggregated $1,131,812,612 and $1,034,667,967, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

34

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

8.	Principal shareholders and related parties

As of February 28, 2011, no shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 0.12% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	64,149,232	$626,351,461	42,511,488	$381,059,284
Shares issued to shareholders in reinvestment of distributions	5,410,463	53,853,799	10,743,096	99,072,970
Shares repurchased	(64,763,129)	(631,923,171)	(53,683,925)	(485,595,289)
Purchase premiums	—	519,281	—	242,434
Redemption fees	—	283,301	—	1,202,241

Net increase (decrease)	4,796,566	$49,084,671	(429,341)	$(4,018,360)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Alpha Only Fund, Class IV	$414,351,557	$171,327,290	$122,471,637	$—	$—	$—	$444,489,793
GMO Asset Allocation Bond Fund, Class VI	130,221,749	121,287,126	140,308,131	2,380,302	6,898,537	—	108,350,120
GMO Domestic Bond Fund, Class VI	153,529,995	—	5,000,000	1,672,706	—	44,791,360	112,619,380
GMO Emerging Country Debt Fund, Class IV	13,084,375	3,064,635	1,822,613	1,821,317	—	—	15,394,798
GMO Emerging Markets Fund, Class VI	245,086,938	165,666,589	80,817,453	5,088,027	—	—	407,920,924

35

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Flexible Equities Fund, Class VI	$48,307,295	$5,018,829	$13,910,507	$504,993	$—	$—	$40,832,080
GMO Inflation Indexed Plus Bond Fund, Class VI	33,878,670	2,664,941	37,972,956	940,046	1,501,961	—	—
GMO International Core Equity Fund, Class VI	316,191,644	264,744,858	129,767,194	10,775,937	—	—	547,460,836
GMO International Growth Equity Fund, Class IV	137,124,023	19,871,359	32,885,678	1,456,968	—	—	150,549,756
GMO International Intrinsic Value Fund, Class IV	134,818,303	21,575,433	25,096,918	1,998,764	—	—	155,598,926
GMO International Small Companies Fund, Class III	55,989,577	862,429	58,345,568	562,894	—	—	—
GMO Quality Fund, Class VI	963,211,867	149,074,933	309,405,028	16,508,861	—	—	877,962,197
GMO Short-Duration Investment Fund, Class III	2,903,113	16,109	—	17,872	—	—	3,023,794
GMO Special Situations Fund, Class VI	93,869,260	80,357,566	28,043,203	—	—	—	147,372,218
GMO Strategic Fixed Income Fund, Class VI	245,961,786	126,280,515	6,000,000	7,321,767	—	5,799,679	365,706,603
GMO World Opportunity Overlay Fund	21,996,890	—	—	—	—	—	23,422,041

Totals	$3,010,527,042	$1,131,812,612	$991,846,886	$51,050,454	$8,400,498	$50,591,039	$3,400,703,466

36

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Balanced Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Asset Allocation Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

37

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

38

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.49%	$1,000.00	$1,127.90	$2.59
2) Hypothetical	0.49%	$1,000.00	$1,022.36	$2.46

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

39

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 57.35 of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 25.13% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2011, $6,414,744 or if determined to be different, the qualified interest income of such year.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 6.14% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

40

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

41

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

42

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

GMO Global Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Bond Fund returned +12.8% for the fiscal year ended February 28, 2011, as compared with +5.9% for the J.P. Morgan Global Government Bond Index.

The Fund’s investment exposures were achieved directly through a mixture of bonds, futures and swaps and indirectly through its investment in underlying GMO Trust mutual funds, primarily GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed the benchmark during the fiscal year by 6.9%. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund were the largest positive contributors for the fiscal year, followed by positive contributions from developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps), exposure to emerging country debt via ECDF, and developed markets currency selection (primarily through currency forwards and options).

Approximately 5.7% of the outperformance derived from asset-backed securities held indirectly in SDCF and Overlay Fund. Asset-backed security spreads tightened and pricing and liquidity conditions in securitized credit markets improved during the fiscal year. SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 55 downgraded securities, and Overlay Fund had 35, representing 11% and 10% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 52% of SDCF’s portfolio was rated AAA, and 72% of Overlay Fund’s was rated AAA.

Developed markets interest-rate positioning also contributed positively to performance. Positive contributions from euro zone, Canadian, Swedish, and U.S. positions more than offset losses from Swiss, U.K., and Australian positions. Within the euro zone, strategy underweights in Italy and Spain relative to Germany contributed positively. These exposures were achieved directly.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from both security and country selection within ECDF.

In developed markets currency selection, Australian dollar, Swedish krona, Japanese yen, and Norwegian krone positions drove gains, though this performance was offset somewhat by Swiss franc, Canadian dollar, pound sterling, and opportunistic positions. These exposures were achieved directly.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Global Bond Fund Class III Shares and the J.P. Morgan Global Government Bond Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

GMO Global Bond Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	93.9%
Short-Term Investments	6.4
Forward Currency Contracts	0.9
Options Purchased	0.4
Loan Participations	0.2
Loan Assignments	0.1
Rights and Warrants	0.0 ∧
Promissory Notes	0.0 ∧
Written Options	(0.0)∧
Swap Agreements	(0.7)
Futures Contracts	(0.8)
Reverse Repurchase Agreements	(1.4)
Other	1.0

100.0%

Country / Region Summary**	% of Investments
United States	43.0%
Euro Region***	29.4
Japan	26.7
United Kingdom	10.9
Canada	6.1
Emerging****	4.7
Denmark	0.0 ∧
New Zealand	0.0 ∧
Norway	0.0 ∧
South Africa	0.0 ∧
Switzerland	(2.5)
Sweden	(8.2)
Australia	(10.1)

100.0%

∧	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. Asset-backed securities represent a relatively small percentage due to their short duration, even through they represent a large

1

GMO Global Bond Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2010 (Unaudited)

percentage of market value (direct and indirectly). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and negative) are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.
***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.
****	The “Emerging” exposure is comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and Venezuela.
∧	Rounds to 0.0%.

2

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 33.3%

		Canada — 2.0%
		Foreign Government Obligations — 2.0%
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,234,600
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,091,503

		Total Canada	4,326,103

		France — 3.3%
		Foreign Government Obligations — 3.3%
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	6,890,780

		Germany — 0.8%
		Foreign Government Obligations — 0.8%
EUR	1,000,000	Republic of Deutschland, 4.75%, due 07/04/34	1,602,950

		Italy — 1.3%
		Foreign Government Obligations — 1.3%
EUR	2,400,000	Republic of Italy, 4.00%, due 02/01/37	2,686,001

		Japan — 14.2%
		Foreign Government Obligations — 14.2%
JPY	2,300,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	29,804,266

		Spain — 1.1%
		Foreign Government Obligations — 1.1%
EUR	2,000,000	Government of Spain, 4.70%, due 07/30/41	2,265,270

		United Kingdom — 4.3%
		Foreign Government Obligations — 4.3%
GBP	5,500,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	8,987,562

See accompanying notes to the financial statements.	3

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value /
Shares /
Principal Amount		Description	Value ($)

		United States — 6.3%
		U.S. Government — 6.3%
USD	3,132,145	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (a) (b)	3,271,134
USD	15,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	9,995,295

		Total United States	13,266,429

		TOTAL DEBT OBLIGATIONS (COST $67,821,997)	69,829,361

		MUTUAL FUNDS — 64.2%

		United States — 64.2%
		Affiliated Issuers — 64.2%
	772,356	GMO Emerging Country Debt Fund, Class IV	7,020,716
	7,873,225	GMO Short-Duration Collateral Fund	81,724,080
	45,838	GMO Special Purpose Holding Fund (c)	22,919
	169,119	GMO U.S. Treasury Fund	4,227,972
	1,844,276	GMO World Opportunity Overlay Fund	41,828,178

		Total United States	134,823,865

		TOTAL MUTUAL FUNDS (COST $145,547,525)	134,823,865

		OPTIONS PURCHASED — 0.0%

		Currency Options — 0.0%
AUD	11,600,000	AUD Put/USD Call, Expires 05/12/11, Strike 0.95	61,958

		TOTAL OPTIONS PURCHASED (COST $438,302)	61,958

4	See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares /
Principal Amount		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.1%

		Money Market Funds — 0.3%
	553,611	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	553,611

		U.S. Government — 0.8%
USD	1,600,000	U.S. Treasury Bill, 0.19%, due 11/17/11 (a) (d)	1,597,854

		TOTAL SHORT-TERM INVESTMENTS (COST $2,150,711)	2,151,465

		TOTAL INVESTMENTS — 98.6% (Cost $215,958,535)	206,866,649
		Other Assets and Liabilities (net) — 1.4%	3,024,613

		TOTAL NET ASSETS — 100.0%	$209,891,262

See accompanying notes to the financial statements.	5

GMO Global Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys †
3/22/11	Citibank N.A.	AUD	2,300,000	$2,335,992	$25,343
3/22/11	Deutsche Bank AG	AUD	3,900,000	3,961,030	101,395
3/29/11	Deutsche Bank AG	CAD	1,800,000	1,851,660	14,033
5/03/11	Citibank N.A.	CHF	800,000	861,520	361
3/01/11	Deutsche Bank AG	CHF	4,800,000	5,166,290	(31,328)
3/01/11	Royal Bank of Scotland PLC	CHF	2,000,000	2,152,621	56,457
5/03/11	Royal Bank of Scotland PLC	CHF	1,000,000	1,076,900	(3,573)
3/08/11	Citibank N.A.	EUR	5,700,000	7,865,123	232,051
3/08/11	Deutsche Bank AG	EUR	33,600,000	46,362,833	1,997,523
3/08/11	Royal Bank of Scotland PLC	EUR	2,500,000	3,449,616	30,491
4/05/11	Citibank N.A.	GBP	700,000	1,137,641	10,193
4/05/11	Deutsche Bank AG	GBP	2,900,000	4,713,086	102,086
4/05/11	Royal Bank of Scotland PLC	GBP	1,200,000	1,950,242	18,080
3/15/11	Citibank N.A.	JPY	170,000,000	2,078,275	27,218
3/15/11	Deutsche Bank AG	JPY	2,152,600,000	26,315,854	414,675
4/19/11	Deutsche Bank AG	NZD	9,800,000	7,348,282	(133,969)

				$118,626,965	$2,861,036

Sales #
3/22/11	Deutsche Bank AG	AUD	1,100,000	$1,117,213	$(15,981)
3/22/11	Royal Bank of Scotland PLC	AUD	1,400,000	1,421,908	(46,296)
3/29/11	Deutsche Bank AG	CAD	2,800,000	2,880,359	(81,922)
3/29/11	Royal Bank of Scotland PLC	CAD	1,300,000	1,337,310	(33,176)
3/01/11	Citibank N.A.	CHF	6,800,000	7,318,911	(497,252)
5/03/11	Deutsche Bank AG	CHF	4,800,000	5,169,120	31,510
3/08/11	Deutsche Bank AG	EUR	400,000	551,939	(16,670)
3/08/11	Royal Bank of Scotland PLC	EUR	500,000	689,923	(15,078)
4/05/11	Deutsche Bank AG	GBP	400,000	650,081	(341)
4/05/11	Royal Bank of Scotland PLC	GBP	500,000	812,601	(10,996)
3/15/11	Citibank N.A.	JPY	100,000,000	1,222,515	(7,315)
3/15/11	Deutsche Bank AG	JPY	200,000,000	2,445,030	(16,814)
3/15/11	Royal Bank of Scotland PLC	JPY	70,000,000	855,760	(6,359)
4/19/11	Royal Bank of Scotland PLC	NZD	4,900,000	3,674,141	(10,590)

				$30,146,811	$(727,280)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

6	See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Forward Cross Currency Contracts

						Net Unrealized
Settlement				Receive/		Appreciation
Date	Counterparty	Deliver/Units of Currency		In Exchange For		(Depreciation)

4/12/11	Deutsche Bank AG	EUR	4,800,000	NOK	37,654,320	$88,894
	Royal Bank of
4/12/11	Scotland PLC	NOK	9,498,710	EUR	1,200,000	(37,392)
4/26/11	Deutsche Bank AG	EUR	6,800,000	SEK	59,384,000	(26,433)
	Royal Bank of
4/26/11	Scotland PLC	SEK	4,378,270	EUR	500,000	86

						$25,155

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
45	U.S. Treasury Bond 30 Yr. (CBT)	March 2011	$5,487,188	$(141,229)
29	Euro Bund	March 2011	4,967,102	31,236
91	Euro BOBL	March 2011	14,714,930	(202,613)
34	Canadian Government Bond 10 Yr.	June 2011	4,207,874	17,885
96	U.S. Treasury Note 10 Yr. (CBT)	June 2011	11,428,500	18,090
188	U.S. Treasury Note 5 Yr. (CBT)	June 2011	21,984,250	42,624
142	U.S. Treasury Note 2 Yr. (CBT)	June 2011	30,998,156	30,668
40	UK Gilt Long Bond	June 2011	7,587,228	16,408

			$101,375,228	$(186,931)

Sales
36	Australian Government Bond 10 Yr.	March 2011	$3,804,871	$(42,514)
74	Australian Government Bond 3 Yr.	March 2011	7,720,744	(28,846)
5	Japanese Government Bond 10 Yr. (TSE)	March 2011	8,528,819	26,828

			$20,054,434	$(44,532)

See accompanying notes to the financial statements.	7

GMO Global Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Reverse Repurchase Agreements

Average balance outstanding	$(9,259,306)
Average interest rate	0.32%
Maximum balance outstanding	$(9,750,000)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Written Options

A summary of open written option contracts for the Fund at February 28, 2011 is as follows:

	Principal	Expiration				Market
	Amount	Date		Description	Premiums	Value

Put	11,600,000	05/12/2011	AUD	AUD Put/USD Call, 0.89	$(228,729)	$(18,224)

Swap Agreements

Credit Default Swaps

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

21,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.55%	Republic of Italy	N/A		$(160,530)
15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.84%	Republic of Italy	15,000,000	USD	(134,201)

										$(294,731)

Premiums to (Pay) Receive										$—

∧	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

8	See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value

			JPMorgan Chase
1,400,000	CHF	3/16/2016	Bank, N.A.	Receive	1.30%	6 Month CHF LIBOR	$(21,465)
44,300,000	SEK	3/16/2016	Citibank N.A.	(Pay)	2.60%	3 Month SEK STIBOR	301,062
69,600,000	SEK	3/16/2016	Barclays Bank PLC	(Pay)	2.60%	3 Month SEK STIBOR	473,001

							$752,598

Premiums to (Pay) Receive							$(384,824)

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2011, for forward currency contracts, futures contracts, swap agreements, written options, and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen
CBT - Chicago Board of Trade
CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.
SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.
TSE - Tokyo Stock Exchange

See accompanying notes to the financial statements.	9

GMO Global Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and written options, if any (Note 4).
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).
(c)	Underlying investment represents interests in defaulted claims.

(d)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
USD - United States Dollar

10	See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $70,411,010) (Note 2)	$72,042,784
Investments in affiliated issuers, at value (cost $145,547,525) (Notes 2 and 10)	134,823,865
Receivable for Fund shares sold	1,000
Dividends and interest receivable	505,244
Unrealized appreciation on open forward currency contracts (Note 4)	3,150,396
Receivable for variation margin on open futures contracts (Note 4)	255,178
Receivable for open swap contracts (Note 4)	774,063
Receivable for expenses reimbursed by Manager (Note 5)	21,493

Total assets	211,574,023

Liabilities:
Payable to affiliate for (Note 5):
Management fee	30,394
Shareholder service fee	23,996
Trustees and Trust Officers or agents unaffiliated with the Manager	513
Due to broker (including variation margin on futures contracts)	214,599
Unrealized depreciation on open forward currency contracts (Note 4)	991,485
Payable for open swap contracts (Note 4)	316,196
Written options outstanding, at value (premiums $228,729) (Note 4)	18,224
Accrued expenses	87,354

Total liabilities	1,682,761

Net assets	$209,891,262

Net assets consist of:
Paid-in capital	$255,163,276
Accumulated undistributed net investment income	680,583
Accumulated net realized loss	(39,081,826)
Net unrealized depreciation	(6,870,771)

$209,891,262

Net assets attributable to:
Class III shares	$209,891,262

Shares outstanding:
Class III	26,539,404

Net asset value per share:
Class III	$7.91

See accompanying notes to the financial statements.	11

GMO Global Bond Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$2,294,429
Interest	1,674,698
Dividends	452

Total investment income	3,969,579

Expenses:
Management fee (Note 5)	398,586
Shareholder service fee – Class III (Note 5)	314,673
Custodian, fund accounting agent and transfer agent fees	119,692
Audit and tax fees	82,575
Interest expense (Note 2)	14,944
Legal fees	9,300
Trustees fees and related expenses (Note 5)	5,236
Registration fees	4,354
Miscellaneous	13,222

Total expenses	962,582
Fees and expenses reimbursed by Manager (Note 5)	(100,497)
Expense reductions (Note 2)	(126)
Indirectly incurred fees waived or borne by Manager (Note 5)	(31,122)
Shareholder service fee waived (Note 5)	(9,811)

Net expenses	821,026

Net investment income (loss)	3,148,553

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	17,219
Investments in affiliated issuers	(1,861,988)
Realized gains distributions from affiliated issuers (Note 10)	602
Futures contracts	6,470,026
Swap contracts	(615,103)
Foreign currency, forward contracts and foreign currency related transactions	1,581,916

Net realized gain (loss)	5,592,672

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,148,084
Investments in affiliated issuers	12,626,776
Futures contracts	(1,282,945)
Written options	210,505
Swap contracts	20,779
Foreign currency, forward contracts and foreign currency related transactions	2,533,457

Net unrealized gain (loss)	16,256,656

Net realized and unrealized gain (loss)	21,849,328

Net increase (decrease) in net assets resulting from operations	$24,997,881

12	See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$3,148,553	$3,653,268
Net realized gain (loss)	5,592,672	(2,147,889)
Change in net unrealized appreciation (depreciation)	16,256,656	66,752,334

Net increase (decrease) in net assets from operations	24,997,881	68,257,713

Distributions to shareholders from:
Net investment income
Class III	(15,807,412)	(20,301,309)

Net share transactions (Note 9):
Class III	(13,174,249)	(96,209,181)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	421,557

Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(13,174,249)	(95,787,624)

Total increase (decrease) in net assets	(3,983,780)	(47,831,220)

Net assets:
Beginning of period	213,875,042	261,706,262

End of period (including accumulated undistributed net investment income of $680,583 and distributions in excess of net investment income of $6,234,096, respectively)	$209,891,262	$213,875,042

See accompanying notes to the financial statements.	13

GMO Global Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$7.58		$6.33		$8.70		$8.92		$8.53

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.12		0.10		0.25		0.42		0.38
Net realized and unrealized gain (loss)	0.82		1.66		(2.11)		0.11		0.38

Total from investment operations	0.94		1.76		(1.86)		0.53		0.76

Less distributions to shareholders:
From net investment income	(0.61)		(0.51)		(0.51)		(0.75)		(0.37)

Total distributions	(0.61)		(0.51)		(0.51)		(0.75)		(0.37)

Net asset value, end of period	$7.91		$7.58		$6.33		$8.70		$8.92

Total Return(b)	12.84%		28.99%		(22.77)%		6.50%		8.99%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$209,891		$213,875		$261,706		$338,614		$185,321
Net operating expenses to average daily net assets(c)	0.38	%(d)	0.38	%(d)	0.39	%(d)	0.38	%(d)	0.39%
Interest expense to average daily net assets(e)	0.01%		0.00	%(f)	—		—		—
Total net expenses to average daily net assets(c)	0.39	%(d)	0.38	%(d)	0.39	%(d)	0.38	%(d)	0.39%
Net investment income (loss) to average daily net assets(a)	1.50%		1.37%		3.24%		4.86%		4.33%
Portfolio turnover rate	45%		31%		35%		20%		22%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.07%		0.04%		0.03%		0.03%		0.06%
Redemption fees consisted of the following per share amounts (Notes 2):†	$—		$0.01		$0.00	(g)	$—		$—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Interest expense was less than 0.01% to average daily net assets.
(g)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

14	See accompanying notes to the financial statements.

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Global Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan Global Government Bond Index. The Fund seeks to add value relative to its benchmark by exploiting misvaluations in global interest rates, sectors, currencies, credit and emerging country debt markets. As a result, the Fund’s interest rate, sector, credit and currency exposures will differ from those of its benchmark.

The Manager seeks to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or are likely to provide downside protection. The Manager selects investments based on an evaluation of various factors including, but not limited to, fundamental factors such as inflation and current account positions, as well as price-based factors such as interest and exchange rates.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through the GMO Funds in which the Fund invests, collectively referred to as the “underlying funds” or derivatives) at least 80% of its assets in bonds. The term “bond” refers to any fixed income security, which includes (i) obligations of an issuer to make payments of principal and/or interest on future dates, (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option), and (iii) instruments with variable interest payments.

The Fund implements its investment program by investing in or holding: exchange-traded and over-the-counter (“OTC”) derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); foreign government securities and other investment-grade bonds denominated in various currencies, including U.S. government securities, asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund (“SDCF”) (a fund that invests primarily in U.S. asset-backed securities); shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to attempt to exploit misvaluations in world interest rates, currencies and credit markets); shares of GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets); shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality

15

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

U.S. and foreign debt investments); shares of GMO Debt Opportunities Fund (to seek to generate a positive return by investing in a wide variety of U.S. and foreign debt investments without regard to the credit quality of the investment); and shares of GMO U.S. Treasury Fund (for liquidity management purposes). In addition, the Fund may invest in unaffiliated money market funds.

Historically, the Fund has used derivatives and investments in other GMO Funds as the principal means to gain investment exposure. As a result, the Fund has substantial holdings of SDCF (a fund that invests primarily in U.S. asset-backed securities) and Overlay Fund (a fund that invests in U.S. and foreign asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Because of the deterioration in credit markets that became acute in 2008, the Fund, including through its investment in SDCF and Overlay Fund, currently has and may continue to have material exposure to below investment grade U.S. securities. This is in addition to the Fund’s below investment grade emerging country debt investments. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Manager normally seeks to maintain the Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration. The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). As of February 28, 2011, shares of SDCF, GMO Special Purpose Holding Fund (“SPHF”) and Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of

16

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See Note 4 for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.5% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis

17

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

(i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
U.S. Government	$—	$13,266,429	$—	$13,266,429
Foreign Government Obligations	—	56,562,932	—	56,562,932

TOTAL DEBT OBLIGATIONS	—	69,829,361	—	69,829,361

Mutual Funds	134,800,946	22,919	—	134,823,865
Options Purchased	—	61,958	—	61,958
Short-Term Investments	2,151,465	—	—	2,151,465

Total Investments	136,952,411	69,914,238	—	206,866,649

18

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign currency risk	$—	$3,150,396	$—	$3,150,396
Futures Contracts
Interest rate risk	183,739	—	—	183,739
Swap Agreements
Interest rate risk	—	774,063	—	774,063

Total	$137,136,150	$73,838,697	$—	$210,974,847

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign currency risk	$—	$(991,485)	$—	$(991,485)
Futures Contracts
Interest rate risk	(415,202)	—	—	(415,202)
Swap Agreements
Credit risk	—	(294,731)	—	(294,731)
Interest rate risk	—	(21,465)	—	(21,465)
Written options
Foreign currency risk	—	(18,224)	—	(18,224)

Total	$(415,202)	$(1,325,905)	$—	$(1,741,107)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are

19

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 35.6% and (0.1)% of total net assets, respectively.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net
									Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
									Investments
	Balances				Change in			Balances	Still Held
	as of	Net	Accrued	Total	Unrealized	Transfer	Transfers	as of	as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of	February 28,	February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	2011
Swap Agreements	$17,943	$109,200	$—	($109,200)	($312,674)	$—	$294,731 **	$—	$—

Total	$17,943	$109,200	$—	($109,200)	($312,674)	$—	$294,731 **	$—	$—

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in

20

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however,

21

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, partnership interest tax allocations and post-October capital losses.

22

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$15,807,412	$20,301,309

Total distributions	$15,807,412	$20,301,309

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$2,850,897

Other Tax Attributes:
Capital loss carryforwards	$(28,027,936)
Post-October capital loss deferral	$(1,867,952)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards, post-October capital losses and future realized losses, if any, subsequent to February 28, 2011 could be subject to limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

February 29, 2012	$(7,601,799)
February 28, 2014	(7,575,780)
February 28, 2015	(269,796)
February 28, 2017	(4,412,277)
February 28, 2018	(6,769,760)
February 28, 2019	(1,398,524)

Total	$(28,027,936)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$225,210,332	$3,194,906	$(21,538,589)	$(18,343,683)

23

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

24

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Purchases and redemptions of Fund shares
Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

25

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s to focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

26

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial

27

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

28

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

29

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby

30

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to adjust interest rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2011, the Fund used purchased call option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2011, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

31

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For the year ended February 28, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal			Principal
	Amount	Number		Amount	Number
	of Contracts	of Contracts	Premiums	of Contracts	of Contracts	Premiums

Outstanding, beginning of year	—	—	$—	—	—	$—
Options written	(11,600,000)	—	(228,729)	—	—	—
Options exercised
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	(11,600,000)	—	$(228,729)	—	—	$—

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are

32

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

33

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

34

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (purchased options)	$—	$61,958	$—	$—	$—	$61,958
Unrealized appreciation on futures contracts *	183,739	—	—	—	—	183,739
Unrealized appreciation on forward currency contracts	—	3,150,396	—	—	—	3,150,396
Unrealized appreciation on swap agreements	774,063	—	—	—	—	774,063

Total	$957,802	$3,212,354	$—	$—	$—	$4,170,156

Liabilities:
Written options outstanding	$—	$(18,224)	$—	$—	$—	$(18,224)
Unrealized depreciation on futures contracts *	(415,202)	—	—	—	—	(415,202)
Unrealized depreciation on forward currency contracts		(991,485)	—	—	—	(991,485)
Unrealized depreciation on swap agreements	(21,465)	—	(294,731)	—	—	(316,196)

Total	$(436,667)	$(1,009,709)	$(294,731)	$—	$—	$(1,741,107)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Forwards contracts	$—	$4,434,503	$—	$—	$—	$4,434,503
Futures contracts	6,470,026	—	—	—	—	6,470,026
Swap agreements	(505,903)	—	(109,200)	—	—	(615,103)

Total	$5,964,123	$4,434,503	$(109,200)	$—	$—	$10,289,426

35

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧: — continued

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$(376,344)	$—	$—	$—	$(376,344)
Written options	—	210,505	—	—	—	210,505
Futures contracts	(1,282,945)	—	—	—	—	(1,282,945)
Forward currency contracts	—	2,516,423	—	—	—	2,516,423
Swap agreements	333,453	—	(312,674)	—	—	20,779

Total	$(949,492)	$2,350,584	$(312,674)	$—	$—	$1,088,418

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Forward
	currency	Futures	Swap
	contracts	contracts	agreements	Options

Average amount outstanding	$176,766,784	$136,177,907	$54,815,179	$7,723,666

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.19% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager has contractually agreed through at least June 30, 2011 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

36

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.25% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in other GMO Funds (excluding those Funds’ Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $5,236 and $1,460, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
0.019%	0.005%	0.012%	0.036%

37

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 were as follows:

	Purchases	Sales

U.S. Government securities	$3,254,125	$3,228,687
Investments (non-U.S. Government securities)	107,630,918	92,885,738

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 54.25% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 0.03% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 53.27% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

38

GMO Global Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	1,623,975	$12,775,056	1,294,349	$9,676,543
Shares issued to shareholders in reinvestment of distributions	1,409,609	10,790,314	287,450	2,026,517
Shares repurchased	(4,725,788)	(36,739,619)	(14,686,486)	(107,912,241)
Redemption fees	—	—	—	421,557

Net increase (decrease)	(1,692,204)	$(13,174,249)	(13,104,687)	$(95,787,624)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Emerging Country Debt Fund, Class III	$9,552,710	$257,887	$10,005,738	$257,887	$—	$—	$—
GMO Emerging Country Debt Fund, Class IV	—	6,495,859	—	590,121	—	—	7,020,716
GMO Short-Duration Collateral Fund	117,940,927	—	—	1,440,015	—	43,420,262	81,724,080
GMO Special Purpose Holding Fund	25,211	—	—	—	—	—	22,919
GMO U.S. Treasury Fund	3,526,004	71,282,008	70,580,000	6,406	602	—	4,227,972
GMO World Opportunity Overlay Fund	46,984,479	4,300,000	12,300,000	—	—	—	41,828,178

Totals	$178,029,331	$82,335,754	$92,885,738	$2,294,429	$602	$43,420,262	$134,823,865

39

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

40

GMO Global Bond Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

41

GMO Global Bond Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.42%	$1,000.00	$1,037.10	$2.12
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11

*	Expenses are calculated using the annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

42

GMO Global Bond Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2011, $45,714,691 or if determined to be different, the qualified interest income of such year.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 5.28% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

43

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

44

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

45

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer,
Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

GMO Global Equity Allocation Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Equity Allocation Fund returned +18.0% for the fiscal year ended February 28, 2011, as compared with +21.5% for the Fund’s benchmark, the MSCI ACWI (All Country World Index) Index.

Underlying fund implementation detracted 3.2% from relative performance as GMO Quality Fund and GMO U.S. Core Equity Fund both underperformed their respective benchmarks.

Asset allocation contributed negatively to relative performance, although it subtracted only 0.4%. A modest holding in fixed income acted as a detractor during rising equity markets.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Global Equity Allocation Fund Class III Shares and the MSCI ACWI
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .13% on the purchase and .13% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The MSCI ACWI + Index represents 75% S&P 500 Index and 25% MSCI ACWI prior to May 30, 2008 and MSCI ACWI thereafter.
MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Global Equity Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.7%
Short-Term Investments	2.6
Preferred Stocks	1.8
Cash and Cash Equivalents	0.8
Investment Funds	0.3
Debt Obligations	0.1
Rights and Warrants	0.0 ∧
Private Equity Securities	0.0 ∧
Forward Currency Contracts	(0.0)∧
Swap Agreements	(0.2)
Futures Contracts	(0.6)
Other	0.5

100.0%

Country / Region Summary**	% of Investments
United States	35.0%
Emerging***	16.2
Japan	11.4
United Kingdom	10.5
France	5.4
Switzerland	4.6
Germany	3.8
Italy	2.6
Sweden	1.7
Singapore	1.3
Netherlands	1.1
Australia	0.9
Denmark	0.9
Hong Kong	0.8
Spain	0.8
Canada	0.7
Belgium	0.6
Finland	0.5
Austria	0.3
Ireland	0.3
Greece	0.2
Norway	0.2
Israel	0.1

1

GMO Global Equity Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Country / Region Summary**	% of Investments
New Zealand	0.1%
Portugal	0.0 ∧

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes exposure through forward currency contracts.
***	The “Emerging” exposure is comprised of Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela.
∧	Rounds to 0.0%.

2

GMO Global Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	AFFILIATED ISSUERS — 100.0%

	Mutual Funds — 100.0%
631,975	GMO Alpha Only Fund, Class IV	14,851,414
16,573,881	GMO Emerging Markets Fund, Class VI	238,829,624
925,616	GMO Flexible Equities Fund, Class VI	18,160,575
11,718,314	GMO International Core Equity Fund, Class VI	359,986,618
5,348,029	GMO International Growth Equity Fund, Class IV	127,710,937
5,645,940	GMO International Intrinsic Value Fund, Class IV	131,550,402
24,963,166	GMO Quality Fund, Class VI	519,733,118
17,080	GMO Short-Duration Investment Fund, Class III	142,792
6,246,341	GMO U.S. Core Equity Fund, Class VI	74,768,699

		1,485,734,179

	Private Investment Fund — 0.0%
175	GMO SPV I, LLC (a)	26

	TOTAL AFFILIATED ISSUERS (COST $1,234,916,033)	1,485,734,205

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
28,340	State Street Eurodollar Time Deposit, 0.01%, due 03/01/11	28,340

	TOTAL SHORT-TERM INVESTMENTS (COST $28,340)	28,340

	TOTAL INVESTMENTS — 100.0% (COST $1,234,944,373)	1,485,762,545
	Other Assets and Liabilities (net) — (0.0%)	(50,292)

	TOTAL NET ASSETS — 100.0%	$1,485,712,253

Notes to Schedule of Investments:

(a)	Underlying investment represents interests in defaulted claims.

See accompanying notes to the financial statements.	3

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $28,340) (Note 2)	$28,340
Investments in affiliated issuers, at value (cost $1,234,916,033) (Notes 2 and 10)	1,485,734,205
Receivable for investments sold	1,323,061
Receivable for Fund shares sold	36,749
Receivable for expenses reimbursed by Manager (Note 5)	27,552

Total assets	1,487,149,907

Liabilities:
Payable for Fund shares repurchased	1,345,837
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	3,498
Accrued expenses	88,319

Total liabilities	1,437,654

Net assets	$1,485,712,253

Net assets consist of:
Paid-in capital	$1,390,027,427
Accumulated undistributed net investment income	2,263,076
Accumulated net realized loss	(157,396,422)
Net unrealized appreciation	250,818,172

$1,485,712,253

Net assets attributable to:
Class III shares	$1,485,712,253

Shares outstanding:
Class III	172,764,824

Net asset value per share:
Class III	$8.60

4	See accompanying notes to the financial statements.

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$20,317,560
Interest	1

Total investment income	20,317,561

Expenses:
Custodian, fund accounting agent and transfer agent fees	55,633
Legal fees	42,021
Audit and tax fees	34,211
Registration fees	27,821
Trustees fees and related expenses (Note 5)	21,634
Miscellaneous	21,832

Total expenses	203,152
Fees and expenses reimbursed by Manager (Note 5)	(174,546)
Expense reductions (Note 2)	(1,702)

Net expenses	26,904

Net investment income (loss)	20,290,657

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	1,879,570

Net realized gain (loss)	1,879,570

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	168,702,128

Net realized and unrealized gain (loss)	170,581,698

Net increase (decrease) in net assets resulting from operations	$190,872,355

See accompanying notes to the financial statements.	5

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$20,290,657	$16,058,955
Net realized gain (loss)	1,879,570	(139,014,177)
Change in net unrealized appreciation (depreciation)	168,702,128	282,127,540

Net increase (decrease) in net assets from operations	190,872,355	159,172,318

Distributions to shareholders from:
Net investment income
Class III	(19,864,018)	(14,212,365)
Net realized gains
Class III	—	(3,648,757)

	(19,864,018)	(17,861,122)

Net share transactions (Note 9):
Class III	609,037,100	131,749,573
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	801,222	526,638

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	609,838,322	132,276,211

Total increase (decrease) in net assets	780,846,659	273,587,407

Net assets:
Beginning of period	704,865,594	431,278,187

End of period (including accumulated undistributed net investment income of $2,263,076 and $1,836,437, respectively)	$1,485,712,253	$704,865,594

6	See accompanying notes to the financial statements.

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$7.40		$5.29		$10.25		$11.96		$11.89

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.15		0.20		0.34		0.20		0.23
Net realized and unrealized gain (loss)	1.17		2.11		(4.01)		0.09	(b)	1.08

Total from investment operations	1.32		2.31		(3.67)		0.29		1.31

Less distributions to shareholders:
From net investment income	(0.12)		(0.15)		(0.31)		(0.49)		(0.38)
From net realized gains	—		(0.05)		(0.98)		(1.51)		(0.86)

Total distributions	(0.12)		(0.20)		(1.29)		(2.00)		(1.24)

Net asset value, end of period	$8.60		$7.40		$5.29		$10.25		$11.96

Total Return(c)	17.97%		43.73%		(39.44)%		1.01%		11.56%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,485,712		$704,866		$431,278		$356,524		$354,236
Net expenses to average daily net assets(d)(f)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%
Net investment income (loss) to average daily net assets(a)	1.96%		2.78%		4.27%		1.63%		1.90%
Portfolio turnover rate	6%		34%		52%		30%		15%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.03%		0.02%		0.02%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.01		$0.01		$0.00	(g)	$0.00 (g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	7

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Global Equity Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the MSCI ACWI (All Country World Index) Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds and the GMO U.S. Equity Funds. The Fund also may invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities directly. Although the Fund’s primary exposure is to foreign and U.S. equity investments (including emerging country equities, both growth and value style equities, and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests (including through investment in the underlying funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect (e.g., through the underlying funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of the underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect), or by visiting GMO’s website at www.gmo.com

8

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO Trust represented 1.2% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value those foreign securities (including futures, derivatives and other securities whose values are based on indices comprised of such securities) as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, those foreign equity securities, foreign index futures contracts and swap agreements representing 57.0%, 0.1% and (0.1)% respectively, of the net assets of the Fund through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.

9

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

10

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$1,485,734,179	$—	$—	$1,485,734,179
Private Investment Fund	—	26	—	26
Short-Term Investments	28,340	—	—	28,340

Total Investments	1,485,762,519	26	—	1,485,762,545

Total	$1,485,762,519	$26	$—	$1,485,762,545

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 1.2% of total net assets.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from

11

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$19,864,018	$14,222,518
Net long-term capital gain	—	3,638,604

Total distributions	$19,864,018	$17,861,122

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$2,263,076

Other Tax Attributes:
Capital loss carryforwards	$(16,918,486)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(12,045,252)
February 28, 2019	(4,873,234)

Total	$(16,918,486)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$1,375,422,310	$112,185,346	$(1,845,111)	$110,340,235

12

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

13

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Purchases and redemptions of Fund shares
Prior to June 30, 2010, the premium on cash purchases and the fee on cash redemptions were each 0.11% of the amount invested or redeemed. Effective June 30, 2010, the premium on cash purchases and the fee on cash redemptions were each 0.13% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. All or a portion of the Fund’s purchase premiums and /or redemption fees may be waived at the Manager’s discretion when they are de minimis and /or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and /or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and /or redemption fees imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as

14

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Derivatives risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated

15

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

4.	Derivative financial instruments

At February 28, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary

16

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). This contractual expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ending February 28, 2011 was $21,634 and $6,819, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
0.460%	0.062%	<0.001%	0.522%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2011 aggregated $676,621,796 and $66,354,569, respectively.

17

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, the Fund had no shareholders who individually held more than 10% of the fund’s outstanding shares.

As of February 28, 2011, less than 0.01% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	81,004,335	$636,414,783	46,544,896	$312,606,188
Shares issued to shareholders in reinvestment of distributions	1,914,512	15,661,020	1,696,262	12,485,743
Shares repurchased	(5,448,966)	(43,038,703)	(34,398,417)	(193,342,358)
Purchase premiums	—	774,495	—	336,280
Redemption fees	—	26,727	—	190,358

Net increase (decrease)	77,469,881	$609,838,322	13,842,741	$132,276,211

18

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO Alpha Only Fund, Class IV	$10,242,390	$5,235,301	$47,616	$—	$—	$14,851,414
GMO Emerging Markets Fund, Class VI	91,427,217	118,124,155	3,786,083	3,002,504	—	238,829,624
GMO Flexible Equities Fund, Class VI	14,048,654	3,223,307	56,124	211,359	—	18,160,575
GMO International Core Equity Fund, Class VI	124,737,553	191,935,889	8,214,848	6,502,787	—	359,986,618
GMO International Growth Equity Fund, Class IV	65,456,833	46,912,478	2,704,394	1,117,440	—	127,710,937
GMO International Intrinsic Value Fund, Class IV	64,812,931	50,237,374	950,898	1,534,935	—	131,550,402
GMO International Small Companies Fund, Class III	12,192,825	533,947	12,981,911	131,599	—	—
GMO Quality Fund, Class VI	284,801,188	214,328,194	23,172,086	7,021,766	—	519,733,118
GMO Short-Duration Investment Fund, Class III	137,011	844	—	844	—	142,792
GMO SPV I, LLC	32	—	—	—	—	26
GMO U.S. Core Equity Fund, Class VI	37,011,744	46,089,246	14,421,464	794,262	—	74,768,699
GMO U.S. Growth Fund, Class III	16,902	1,061	19,145	64	—	—

Totals	$704,885,280	$676,621,796	$66,354,569	$20,317,560	$—	$1,485,734,205

19

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Equity Allocation Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

20

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

21

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.53%	$1,000.00	$1,214.90	$2.91
2) Hypothetical	0.53%	$1,000.00	$1,022.17	$2.66

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

22

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 37.98% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

23

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

24

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

25

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003–2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Inflation Indexed Plus Bond Fund returned +13.5% for the for the fiscal year ended February 28, 2011, as compared with +7.0% for the Barclays Capital U.S. Treasury Inflation Notes Index.

The Fund’s direct investment exposures were achieved primarily through bond positions and partially through derivatives. Indirect investment exposure was achieved through its investment in underlying GMO Trust mutual funds, primarily GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund) and GMO Emerging Country Debt Fund (ECDF).

The Fund outperformed the benchmark during the fiscal year by 6.6%. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund were the largest positive contributors for the year, followed by positive contributions from the exposure to emerging country debt via ECDF, developed markets currency selection (primarily through currency forwards and options), and developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps).

Spread tightening in the asset-backed securities held indirectly in SDCF and Overlay Fund contributed about 5.7% to the Fund’s performance. Both SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 55 downgraded securities, and Overlay Fund had 35, representing 11% and 10% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 52% of SDCF’s portfolio was rated AAA, and 72% of Overlay Fund’s was rated AAA.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from both security and country selection within ECDF.

In developed markets currency selection, Australian dollar, Swedish krona, Norwegian krone, and Japanese yen positions drove gains, though this performance was offset somewhat by Swiss franc, Canadian dollar, euro, pound sterling, and opportunistic positions.

Developed markets interest-rate positioning also contributed positively to performance. These positions were primarily achieved directly. Positive contributions from euro zone, Canadian, Swedish, and U.S. positions more than offset losses from Swiss, U.K., and Australian positions.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Inflation Indexed Plus Bond Fund Class III Shares and the
Barclays Capital U.S. Treasury Inflation Notes Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

*	Class III performance information represents Class VI performance from May 31, 2006 to June 29, 2006 and Class III performance thereafter.

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	96.5%
Short-Term Investments	8.3
Options Purchased	0.4
Loan Participations	0.2
Loan Assignments	0.1
Rights and Warrants	0.0 ∧
Promissory Notes	0.0 ∧
Written Options	(0.0)∧
Swap Agreements	(0.2)
Forward Currency Contracts	(0.4)
Futures Contracts	(0.7)
Reverse Repurchase Agreements	(5.0)
Other	0.8

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

1

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Country / Region Summary**	% of Investments
United States	127.6%
Emerging***	4.4
Canada	3.9
United Kingdom	3.4
Norway	0.0 ∧
Denmark	0.0 ∧
New Zealand	0.0 ∧
South Africa	0.0 ∧
Switzerland	(2.7)
Euro Region****	(3.9)
Sweden	(8.7)
Australia	(11.1)
Japan	(12.9)

100.0%

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. Asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirectly). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and negative) are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.
***	The “Emerging” exposure is comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea Taiwan, Thailand, Turkey, Ukraine and Venezuela.
****	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.
∧	Rounds to 0.0%.

2

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value ($) /
Shares /
Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 29.6%

		U.S. Government — 29.6%
	18,640,620	U.S. Treasury Inflation Indexed Bond, 1.25%, due 04/15/14 (a) (b) (c)	19,877,742
	5,024,750	U.S. Treasury Inflation Indexed Bond, 1.25%, due 07/15/20 (a) (b)	5,171,176
	5,104,000	U.S. Treasury Inflation Indexed Bond, 2.13%, due 01/15/19 (a)	5,687,372
	2,028,000	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/40 (a)	2,107,536
	2,143,680	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	2,404,607
	2,469,480	U.S. Treasury Inflation Indexed Bond, 3.38%, due 04/15/32 (a)	3,147,622
	2,666,360	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a) (b)	3,538,342
	3,005,670	U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21 (a)	3,033,379

		Total U.S. Government	44,967,776

		TOTAL DEBT OBLIGATIONS (COST $44,275,282)	44,967,776

		MUTUAL FUNDS — 72.8%

		Affiliated Issuers — 72.8%
	515,576	GMO Emerging Country Debt Fund, Class IV	4,686,583
	6,561,309	GMO Short-Duration Collateral Fund	68,106,389
	28,918	GMO Special Purpose Holding Fund (d)	14,459
	260,056	GMO U.S. Treasury Fund	6,501,391
	1,373,912	GMO World Opportunity Overlay Fund	31,160,332

		TOTAL MUTUAL FUNDS (COST $104,800,984)	110,469,154

		OPTIONS PURCHASED — 0.1%

		Currency Options — 0.1%
AUD	20,900,000	AUD Put/USD Call, Expires 05/12/11, Strike 0.95	111,631

		TOTAL OPTIONS PURCHASED (COST $789,699)	111,631

See accompanying notes to the financial statements.	3

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.5%

	Money Market Funds — 0.4%
560,030	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	560,030

	U.S. Government — 0.1%
250,000	U.S. Treasury Bill, 0.19%, due 11/17/11 (b) (e)	249,665

	TOTAL SHORT-TERM INVESTMENTS (COST $809,577)	809,695

	TOTAL INVESTMENTS — 103.0% (Cost $150,675,542)	156,358,256
	Other Assets and Liabilities (net) — (3.0%)	(4,625,407)

	TOTAL NET ASSETS — 100.0%	$151,732,849

4	See accompanying notes to the financial statements.

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys †
3/22/11	Citibank N.A.	AUD	1,600,000	$1,625,038	$17,630
3/22/11	Deutsche Bank AG	AUD	1,600,000	1,625,038	41,598
3/29/11	Deutsche Bank AG	CAD	1,400,000	1,440,180	11,363
3/01/11	Barclays Bank PLC	CHF	7,200,000	7,749,435	417,795
5/03/11	Citibank N.A.	CHF	500,000	538,450	225
3/01/11	Deutsche Bank AG	CHF	3,500,000	3,767,086	(22,843)
3/01/11	Royal Bank of Scotland PLC	CHF	1,400,000	1,506,835	39,256
5/03/11	Royal Bank of Scotland PLC	CHF	800,000	861,520	(2,859)
3/08/11	Citibank N.A.	EUR	4,900,000	6,761,246	181,950
3/08/11	Deutsche Bank AG	EUR	500,000	689,923	3,473
3/08/11	Royal Bank of Scotland PLC	EUR	2,700,000	3,725,585	41,760
4/05/11	Citibank N.A.	GBP	500,000	812,601	7,281
4/05/11	Deutsche Bank AG	GBP	200,000	325,040	7,040
4/05/11	Royal Bank of Scotland PLC	GBP	900,000	1,462,682	13,560
3/15/11	Citibank N.A.	JPY	30,000,000	366,754	248
3/15/11	Deutsche Bank AG	JPY	76,700,000	937,669	7,200
4/19/11	Deutsche Bank AG	NZD	7,000,000	5,248,773	(95,692)

				$39,443,855	$668,985

Sales #
3/22/11	Deutsche Bank AG	AUD	700,000	$710,954	$(10,170)
3/22/11	Royal Bank of Scotland PLC	AUD	1,000,000	1,015,649	(33,068)
3/29/11	Deutsche Bank AG	CAD	1,800,000	1,851,659	(52,159)
3/29/11	Royal Bank of Scotland PLC	CAD	1,000,000	1,028,700	(25,520)
3/01/11	Citibank N.A.	CHF	12,100,000	13,023,356	(887,258)
5/03/11	Deutsche Bank AG	CHF	3,500,000	3,769,150	22,976
3/08/11	Deutsche Bank AG	EUR	1,600,000	2,207,754	(99,098)
3/08/11	Royal Bank of Scotland PLC	EUR	300,000	413,954	(9,047)
4/05/11	Deutsche Bank AG	GBP	200,000	325,040	(170)
4/05/11	Royal Bank of Scotland PLC	GBP	400,000	650,081	(8,797)
3/15/11	Citibank N.A.	JPY	60,000,000	733,509	(4,389)
3/15/11	Deutsche Bank AG	JPY	120,000,000	1,467,018	(10,088)

See accompanying notes to the financial statements.	5

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Forward Currency Contracts — continued

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

3/15/11	Royal Bank of Scotland PLC	JPY	80,000,000	$978,012	$(7,268)
4/19/11	Royal Bank of Scotland PLC	NZD	3,600,000	2,699,369	(7,755)

				$30,874,205	$(1,131,811)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)

4/12/11	Deutsche Bank AG	EUR	3,400,000	NOK	26,671,810	$62,967
4/26/11	Deutsche Bank AG	EUR	4,300,000	SEK	37,551,500	(16,738)
	Royal Bank of
4/12/11	Scotland PLC	NOK	6,330,642	EUR	800,000	(24,602)
	Royal Bank of
4/26/11	Scotland PLC	SEK	2,626,962	EUR	300,000	51

						$21,678

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
34	Canadian Government Bond 10 Yr.	June 2011	$4,194,921	$20,213
27	UK Gilt Long Bond	June 2011	5,124,061	10,010
20	U.S. Treasury Note 2 Yr. (CBT)	June 2011	4,365,938	3,984
29	U.S. Treasury Note 5 Yr. (CBT)	June 2011	3,391,187	5,242
17	U.S. Treasury Bond 30 Yr. (CBT)	March 2011	2,072,937	(45,562)

			$19,149,044	$(6,113)

6	See accompanying notes to the financial statements.

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Futures Contracts — continued

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Sales
60	Australian Government Bond 3 Yr.	March 2011	$6,260,987	$(21,730)
29	Australian Government Bond 10 Yr.	March 2011	3,065,487	(32,049)
9	Euro BOBL	March 2011	1,456,641	(248)
18	Euro Bund	March 2011	3,085,822	(248)
10	Japanese Government Bond 10 Yr. (TSE)	March 2011	17,031,614	53,876
11	U.S. Treasury Note 10 Yr. (CBT)	June 2011	1,309,515	(2,836)

			$32,210,066	$(3,235)

Reverse Repurchase Agreements

Face Value		Description	Market Value

USD	5,375,000	Barclays Bank PLC, 0.20%, dated 02/08/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/08/11.	$(5,375,627)

			$(5,375,627)

Average balance outstanding			$(5,239,930)
Average interest rate			0.66%
Maximum balance outstanding			$(5,375,627)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Written Options

A summary of open written option contracts for the Fund at February 28, 2011 is as follows:

	Principal	Expiration				Market
	Amount	Date		Description	Premiums	Value

Put	20,900,000	5/12/2011	AUD	AUD Put/USD Call, Strike 0.89%	$(412,106)	$(32,834)

					$(412,106)	$(32,834)

See accompanying notes to the financial statements.	7

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Swap Agreements

Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value

1,000,000	CHF	3/16/2016	Barclays Bank PLC	Receive	1.30%	6 Month CHF LIBOR	$(15,332)
51,000,000	SEK	3/16/2016	Barclays Bank PLC	(Pay)	2.60%	3 Month SEK STIBOR	346,595
36,100,000	SEK	3/16/2016	Citibank N.A.	(Pay)	2.60%	3 Month SEK STIBOR	245,335

							$576,598

Premiums to (Pay) Receive							$(280,321)

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional		Expiration					Market
Amount		Date	Counterparty	Fund Pays	Fund Receives		Value

110,000,000	USD	4/15/2011	Barclays Bank PLC	0.34%	Barclays TIPS Total Return Index (a	)	$548,894

$548,894

Premiums to (Pay) Receive							$—

As of February 28, 2011, for forward currency contracts, futures contracts, swap agreements, written options and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen
CBT - Chicago Board of Trade
CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.
SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.
TIPS - Treasury Inflation Protected Securities
TSE - Tokyo Stock Exchange

8	See accompanying notes to the financial statements.

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).
(b)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and written options, if any (Note 4).
(c)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).
(d)	Underlying investment represents interests in defaulted claims.
(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
USD - United States Dollar

See accompanying notes to the financial statements.	9

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in affiliated issuers, at value (cost $104,800,984) (Notes 2 and 10)	$110,469,154
Investments in unaffiliated issuers, at value (cost $45,874,558) (Note 2)	45,889,102
Receivable for Fund shares sold	37,695
Dividends and interest receivable	192,157
Unrealized appreciation on open forward currency contracts (Note 4)	876,373
Receivable for variation margin on open futures contracts (Note 4)	39,831
Receivable for open swap contracts (Note 4)	1,140,824
Receivable for expenses reimbursed by Manager (Note 5)	29,597

Total assets	158,674,733

Liabilities:
Payable to affiliate for (Note 5):
Management fee	28,545
Shareholder service fee	11,418
Trustees and Trust Officers or agents unaffiliated with the Manager	519
Due to broker (including variation margin on futures contracts)	33,599
Unrealized depreciation on open forward currency contracts (Note 4)	1,317,521
Payable for open swap contracts (Note 4)	15,332
Payable for reverse repurchase agreements (Note 2)	5,375,627
Written options outstanding, at value (premiums $412,106) (Note 4)	32,834
Accrued expenses	126,489

Total liabilities	6,941,884

Net assets	$151,732,849

10	See accompanying notes to the financial statements.

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$195,012,659
Accumulated undistributed net investment income	4,504,333
Accumulated net realized loss	(54,239,901)
Net unrealized appreciation	6,455,758

$151,732,849

Net assets attributable to:
Class III shares	$71,855,648

Class VI shares	$79,877,201

Shares outstanding:
Class III	3,681,586

Class VI	4,091,242

Net asset value per share:
Class III	$19.52

Class VI	$19.52

See accompanying notes to the financial statements.	11

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$3,152,884
Interest	2,023,539
Dividends from unaffiliated issuers	375

Total investment income	5,176,798

Expenses:
Management fee (Note 5)	860,031
Shareholder service fee – Class III (Note 5)	111,411
Shareholder service fee – Class VI (Note 5)	148,357
Custodian, fund accounting agent and transfer agent fees	174,884
Audit and tax fees	79,825
Legal fees	19,122
Trustees fees and related expenses (Note 5)	9,537
Interest expense (Note 2)	2,448
Registration fees	1,748
Miscellaneous	16,368

Total expenses	1,423,731
Fees and expenses reimbursed by Manager (Note 5)	(285,193)
Expense reductions (Note 2)	(35)
Indirectly incurred fees waived or borne by Manager (Note 5)	(52,926)
Shareholder service fee waived (Note 5)	(12,451)

Net expenses	1,073,126

Net investment income (loss)	4,103,672

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	35,170,680
Investments in affiliated issuers	(25,958,758)
Realized gains distributions from affiliated issuers (Note 10)	1,797
Futures contracts	2,152,453
Swap contracts	15,125,100
Foreign currency, forward contracts and foreign currency related transactions	1,566,412

Net realized gain (loss)	28,057,684

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	79,452
Investments in affiliated issuers	13,563,012
Futures contracts	14,044
Written options	379,272
Swap contracts	1,415,750
Foreign currency, forward contracts and foreign currency related transactions	(826,508)

Net unrealized gain (loss)	14,625,022

Net realized and unrealized gain (loss)	42,682,706

Net increase (decrease) in net assets resulting from operations	$46,786,378

12	See accompanying notes to the financial statements.

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,103,672	$6,098,911
Net realized gain (loss)	28,057,684	24,421,315
Change in net unrealized appreciation (depreciation)	14,625,022	83,949,621

Net increase (decrease) in net assets from operations	46,786,378	114,469,847

Distributions to shareholders from:
Net investment income
Class III	(1,864,727)	(5,448,884)
Class VI	(7,636,155)	(12,391,638)

Total distributions from net investment income	(9,500,882)	(17,840,522)

Net realized gains
Class III	(3,079,112)	—
Class VI	(12,200,679)	—

Total distributions from net realized gains	(15,279,791)	—

Return of capital
Class III	—	(3,458,538)
Class VI	—	(8,000,942)

Total distributions from return of capital	—	(11,459,480)

	(24,780,673)	(29,300,002)

Net share transactions (Note 9):
Class III	(8,805,726)	(63,026,588)
Class VI	(266,555,940)	15,144,929

Increase (decrease) in net assets resulting from net share transactions	(275,361,666)	(47,881,659)

Redemption fees (Notes 2 and 9):
Class III	—	9,699
Class VI	—	21,546

Increase in net assets resulting from redemption fees	—	31,245

Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(275,361,666)	(47,850,414)

Total increase (decrease) in net assets	(253,355,961)	37,319,431

Net assets:
Beginning of period	405,088,810	367,769,379

End of period (including undistributed net investment income of $4,504,333 and distributions in excess of net investment income of $25,462,540, respectively)	$151,732,849	$405,088,810

See accompanying notes to the financial statements.	13

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009		2008		2007(a)

Net asset value, beginning of period	$18.40		$14.88	$23.52		$25.47		$24.96

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.22		0.25	0.82		1.13		0.75
Net realized and unrealized gain (loss)	2.25		4.45	(6.90)		(0.21)		0.68

Total from investment operations	2.47		4.70	(6.08)		0.92		1.43

Less distributions to shareholders:
From net investment income	(0.51)		(0.72)	(2.56)		(2.81)		(0.87)
From net realized gains	(0.84)		—	—		(0.06)		(0.05)
Return of capital	—		(0.46)	—		—		—

Total distributions	(1.35)		(1.18)	(2.56)		(2.87)		(0.92)

Net asset value, end of period	$19.52		$18.40	$14.88		$23.52		$25.47

Total Return(c)	13.55%		32.96%	(26.89)%		3.95%		5.79	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$71,856		$76,048	$114,859		$137,492		$260,205
Net operating expenses to average daily net assets(e)	0.39	%(d)	0.38%	0.39	%(d)	0.37	%(d)	0.39	%*
Interest expense to average daily net assets(f)	0.00	(g)	—	—		0.07%		—
Total net expenses to average daily net assets(e)	0.39	%(d)	0.38%	0.39	%(d)	0.44	%(d)	0.39	%*
Net investment income (loss) to average daily net assets(b)	1.13%		1.50%	4.17%		4.51%		4.37	%*
Portfolio turnover rate	81%		44%	56%		131%		37	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.12%		0.10%	0.11%		0.06%		0.06	%*
Redemption fees consisted of the following per share amounts (Note 2):†	$—		$0.00 (h)	$0.01		$—		$—

(a)	Period from June 29, 2006 (commencement of operations) through February 28, 2007.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(g)	Interest expense was less than 0.01% to average daily net assets.
(h)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the period from May 31, 2006 (commencement of operations) through February 28, 2007.
*	Annualized.
**	Not annualized.

14	See accompanying notes to the financial statements.

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009		2008		2007(a)

Net asset value, beginning of period	$18.39		$14.87	$23.51		$25.48		$25.00

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.24		0.26	1.37		1.38		0.83
Net realized and unrealized gain (loss)	2.25		4.45	(7.43)		(0.45)		0.60

Total from investment operations	2.49		4.71	(6.06)		0.93		1.43

Less distributions to shareholders:
From net investment income	(0.52)		(0.72)	(2.58)		(2.84)		(0.90)
From net realized gains	(0.84)		—	—		(0.06)		(0.05)
Return of capital	—		(0.47)	—		—		—

Total distributions	(1.36)		(1.19)	(2.58)		(2.90)		(0.95)

Net asset value, end of period	$19.52		$18.39	$14.87		$23.51		$25.48

Total Return(c)	13.71%		33.05%	(26.82)%		4.00%		5.75	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$79,877		$329,041	$252,911		$90,360		$1,874,841
Net operating expenses to average daily net assets(d)	0.29	%(e)	0.29%	0.30	%(e)	0.29	%(e)	0.29	%*
Interest expense to average daily net assets(f)	0.00	(g)	—	—		0.07%		—
Total net expenses to average daily net assets(d)	0.29	%(e)	0.29%	0.30	%(e)	0.36	%(e)	0.29	%*
Net investment income (loss) to average daily net assets(b)	1.21%		1.54%	7.73%		5.48%		4.33	%*
Portfolio turnover rate	81%		44%	56%		131%		37	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.10%		0.10%	0.09%		0.06%		0.06	%*
Redemption fees consisted of the following per share amounts (Note 2):†	$—		$0.00 (h)	$—		$—		$—

(a)	Period from May 31, 2006 (commencement of operations) through February 28, 2007.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(g)	Interest expense was less than 0.01% to average daily net assets.
(h)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	15

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Inflation Indexed Plus Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the Barclays Capital U.S. Treasury Inflation Notes Index. The Fund’s investment program has two principal components. One component of the investment program is designed to approximate the return of the Fund’s benchmark. The second component seeks to add value relative to that benchmark by exploiting misvaluations in global markets (e.g., global interest rates, sectors, currencies, credit and emerging country debt markets) beyond those represented in the Fund’s benchmark. As a result, the Fund’s interest rate, sector, credit and currency exposures will differ from those of its benchmark.

The Manager seeks to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or are likely to provide downside protection. The Manager selects investments based on an evaluation of various factors including, but not limited to, fundamental factors such as inflation and current account positions, as well as price-based factors such as interest and exchange rates.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through the GMO Funds in which the Fund invests, collectively referred to as the “underlying funds,” or derivatives) at least 80% of its assets in inflation indexed bonds. The term “inflation indexed bonds” include instruments that are “linked” to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.

The Fund implements its investment program by investing in or holding: exchange-traded and over-the-counter (“OTC”) derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to gain exposure to inflation indexed bonds and/or the global interest rate, credit, and currency markets); inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”), and inflation indexed bonds issued by corporations; non-inflation indexed (or nominal) fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government) and by corporations (to gain direct exposure to such securities and/or for use as part of a synthetic position); shares of GMO Short-Duration Collateral Fund (“SDCF”) (a fund that invests primarily in asset-backed securities); shares of GMO World Opportunity Overlay Fund (“Overlay Fund”)

16

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

(to attempt to exploit misvaluations in world interest rates, currencies and credit markets); shares of GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets); shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and foreign debt investments); shares of GMO Debt Opportunities Fund (to seek to generate a positive return by investing in a wide variety of U.S. and foreign debt investments without regard to the credit quality of the investment); and shares of GMO U.S. Treasury Fund (for liquidity management purposes). In addition, the Fund may invest in unaffiliated money market funds.

Historically, the Fund has used derivatives and investments in other GMO Funds as the principal means to gain investment exposure. As a result, the Fund has substantial holdings of SDCF (a fund that invests primarily in asset-backed securities) and Overlay Fund (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Because of the deterioration in credit markets that became acute in 2008, the Fund, including through its investment in SDCF and Overlay Fund, currently has and may continue to have material exposure to below investment grade securities that are not inflation indexed. This is in addition to the Fund’s below investment grade emerging country debt investments. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or at gmo.com. As of February 28, 2011, shares of GMO Special Purpose Holding Fund (“SPHF”) and Overlay Fund were not publicly available.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

17

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.1% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See Note 4 for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 6.1% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
U.S. Government	$—	$44,967,776	$—	$44,967,776

TOTAL DEBT OBLIGATIONS	—	44,967,776	—	44,967,776

Mutual Funds	110,454,695	14,459	—	110,469,154
Options Purchased	—	111,631	—	111,631
Short-Term Investments	809,695	—	—	809,695

Total Investments	111,264,390	45,093,866	—	156,358,256

19

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign currency risk	$—	$876,373	$—	$876,373
Futures Contracts
Interest rate risk	93,325	—	—	93,325
Swap Agreements
Interest rate risk	—	1,140,824	—	1,140,824

Total	$111,357,715	$47,111,063	$—	$158,468,778

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign currency risk	$—	$(1,317,521)	$—	$(1,317,521)
Futures Contracts
Interest rate risk	(102,673)	—	—	(102,673)
Swap Agreements
Interest rate risk	—	(15,332)	—	(15,332)
Written Options
Foreign currency risk	—	(32,834)	$—	(32,834)

Total	$(102,673)	$(1,365,687)	$—	$(1,468,360)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

20

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 39.7% and (0.1)% of total net assets, respectively.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The Fund held no direct investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements
The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired

21

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of February 28, 2011, the Fund had received $5,375,000 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $5,547,047. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for

22

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has adopted a tax year-end of December 31. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances as of December 31, 2010. The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of amortization and accretion, capital loss carryforwards, derivative contract transactions, foreign currency transactions, differing treatment of security sales, partnership interest tax allocations, and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	December 31, 2010	December 31, 2009

Ordinary income (including any net short-term capital gain)	$22,451,803	$17,840,522
Net long-term capital gain	2,328,870	—
Tax Return of Capital	—	11,459,480

Total distributions	$24,780,673	$29,300,002

23

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of December 31, 2010, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$3,663,355
Undistributed net long-term capital gain	$2,545,720

Other Tax Attributes:
Capital loss carryforwards	$(32,096,244)

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards and future realized losses, if any, subsequent to December 31, 2010 could be subject to limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

December 31, 2015	$(22,863,205)
December 31, 2016	(9,233,039)

Total	$(32,096,244)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$180,151,843	$6,908,095	$(30,701,682)	$(23,793,587)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the tax year ended December 31, 2010 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are

24

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

generally subject to examination by the relevant U.S. federal and state tax authorities include the tax periods ended December 31, 2007 through December 31, 2010.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged at that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Purchase premiums and redemption fees are paid to and retained by the Fund and are allocated pro rata among the classes to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends

25

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

Other matters
SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. In addition, increases in real interest rates need not be accompanied by increases in nominal interest rates. In such instances, the value of inflation indexed bonds may experience greater declines than non-inflation indexed (or nominal) fixed income investments with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bond investments will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

26

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of

27

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

28

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

29

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

30

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of

31

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2011, the Fund used purchased option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2011, the Fund used written option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a

32

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal			Principal
	Amount	Number		Amount	Number
	of Contracts	of Contracts	Premiums	of Contracts	of Contracts	Premiums

Outstanding, beginning of year	$—	—	$—	—	—	$—
Options written	(20,900,000)	—	(412,106)	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	$(20,900,000)	—	$(412,106)	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

33

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

34

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (purchased options)	$—	$111,631	$—	$—	$—	$111,631
Unrealized appreciation on futures contracts *	93,325	—	—	—	—	93,325
Unrealized appreciation on forward currency contracts	—	876,373	—	—	—	876,373
Unrealized appreciation on swap agreements	1,140,824	—	—	—	—	1,140,824

Total	$1,234,149	$988,004	$—	$—	$—	$2,222,153

35

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2011∧: — continued

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Liabilities:
Unrealized depreciation on written options outstanding	$—	$(32,834)	$—	$—	$—	$(32,834)
Unrealized depreciation on futures contracts *	(102,673)	—	—	—	—	(102,673)
Unrealized depreciation on forward currency contracts	—	(1,317,521)	—	—	—	(1,317,521)
Unrealized depreciation on swap agreements	(15,332)	—	—	—	—	(15,332)

Total	$(118,005)	$(1,350,355)	$—	$—	$—	$(1,468,360)

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Futures contracts	$2,152,453	$—	$—	$—	$—	$2,152,453
Forward currency contracts	—	1,775,347	—	—	—	1,775,347
Swap agreements	15,125,100	—	—	—	—	15,125,100

Total	$17,277,553	$1,775,347	$—	$—	$—	$19,052,900

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$(678,068)	$—	$—	$—	$(678,068)
Written options	—	379,272	—	—	—	379,272
Futures contracts	14,044	—	—	—	—	14,044
Forward currency contracts	—	(825,558)	—	—	—	(825,558)
Swap agreements	1,415,750	—	—	—	—	1,415,750

Total	$1,429,794	$(1,124,354)	$—	$—	$—	$305,440

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

36

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Forward
	currency	Futures	Swap
	contracts	contracts	agreements	Options

Average amount outstanding	$168,227,569	$101,340,378	$275,318,450	$13,852,694

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager has contractually agreed through at least June 30, 2011 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class’s shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.25% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in other GMO Funds (excluding those Funds’ Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011

37

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

was $9,537 and $2,810, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expense
0.019%	0.004%	0.012%	0.035%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 were as follows:

	Purchases	Sales

U.S. Government securities	$156,694,430	$206,874,485
Investments (non-U.S. Government securities)	119,368,067	275,426,237

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 86.03% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

38

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, 0.20% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 53.65% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	46,611	$914,977	21,496	$389,217
Shares issued to shareholders in reinvestment of distributions	21,656	414,502	8,643	139,900
Shares repurchased	(519,800)	(10,135,205)	(3,615,300)	(63,555,705)
Redemption fees	—	—	—	9,699

Net increase (decrease)	(451,533)	$(8,805,726)	(3,585,161)	$(63,016,889)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class VI:	Shares	Amount	Shares	Amount

Shares sold	152,422	$2,978,174	1,044,739	$18,057,561
Shares issued to shareholders in reinvestment of distributions	986,689	18,875,362	—	—
Shares repurchased	(14,936,078)	(288,409,476)	(162,375)	(2,912,632)
Redemption fees	—	—	—	21,546

Net increase (decrease)	(13,796,967)	$(266,555,940)	882,364	$15,166,475

39

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Emerging Country Debt Fund, Class IV	$18,524,773	$913,897	$17,000,000	$913,897	$—	$—	$4,686,583
GMO Short-Duration Collateral Fund	209,275,413	—	85,500,000	2,226,311	—	67,129,225	68,106,389
GMO Special Purpose Holding Fund	15,905	—	—	—	—	—	14,459
GMO U.S. Treasury Fund	68,716	117,664,470	111,226,237	12,676	1,797	—	6,501,391
GMO World Opportunity Overlay Fund	88,013,103	—	61,700,000	—	—	—	31,160,332

Totals	$315,897,910	$118,578,367	$275,426,237	$3,152,884	$1,797	$67,129,225	$110,469,154

40

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Inflation Indexed Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Plus Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

41

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

42

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.43%	$1,000.00	$1,040.00	$2.17
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16

Class VI

1) Actual	0.33%	$1,000.00	$1,040.40	$1.67
2) Hypothetical	0.33%	$1,000.00	$1,023.16	$1.66

*	Expenses are calculated using each Class’s annualized net expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

43

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended December 31, 2010 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

The Fund’s distributions to shareholders include $2,328,870 from long-term capital gains.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended December 31, 2010, $3,225,550 and $12,950,921, respectively, or if determined to be different, the qualified interest income and qualified short-term capital gains of such year.

Of the ordinary income distributions made by the Fund during the taxable year ended December 31, 2010, 12.06% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

44

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of Time	During Past	Complex	Directorships
Date of Birth	Trust	Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

45

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of Time	During Past	Complex	Directorships
Date of Birth	Trust	Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of Time	During Past	Complex	Directorships
Date of Birth	Held with Trust	Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

46

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

GMO International Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Bond Fund returned +13.4% for the fiscal year ended February 28, 2011, as compared with +7.0% for the J.P. Morgan Non-U.S. Government Bond Index.

The Fund’s investment exposures were achieved directly through a mixture of bonds, futures and swaps, and indirectly through its investment in underlying GMO Trust mutual funds, primarily GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), and GMO Emerging Country Debt Fund (ECDF).

The Fund outperformed its benchmark during the fiscal year by 6.4%. Exposures to asset-backed securities in SDCF and Overlay Fund were the largest positive contributors for the fiscal year, followed by positive contributions from developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps), exposure to emerging country debt via ECDF, and developed markets currency selection (primarily through currency forwards and options).

Approximately 5.3% of the outperformance derived from asset-backed securities held indirectly in SDCF and Overlay Fund. Asset-backed security spreads tightened and pricing and liquidity conditions in securitized credit markets improved during the fiscal year. SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 55 downgraded securities, and Overlay Fund had 35, representing 11% and 10% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 52% of SDCF’s portfolio was rated AAA, and 72% of Overlay Fund’s was rated AAA.

Developed markets interest-rate positioning also contributed positively to performance. Positive contributions from euro zone, Canadian, Swedish, and U.S. positions more than offset losses from Swiss, U.K., and Australian positions. Within the euro zone, strategy underweights in Italy and Spain relative to Germany contributed positively. These exposures were achieved directly.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from both security and country selection within ECDF. In developed markets currency selection, Australian dollar, Japanese yen, Swedish krona, and Norwegian krone positions drove gains, though this performance was offset somewhat by Swiss franc, Canadian dollar, pound sterling, and opportunistic positions. These exposures were achieved directly.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO International Bond Fund Class III Shares and the
J.P. Morgan Non-U.S. Government Bond Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

GMO International Bond Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	95.7%
Short-Term Investments	6.0
Forward Currency Contracts	1.7
Options Purchased	0.3
Loan Participations	0.2
Loan Assignments	0.1
Rights and Warrants	0.0 ∧
Promissory Notes	0.0 ∧
Written Options	(0.0)∧
Futures Contracts	(0.6)
Swap Agreements	(0.7)
Reverse Repurchase Agreements	(3.4)
Other	0.7

100.0%

Country / Region Summary**	% of Investments
Euro Region***	44.9%
Japan	44.2
United Kingdom	14.5
Canada	7.2
United States	5.2
Emerging****	4.3
Norway	0.0 ∧
New Zealand	0.0 ∧
Switzerland	(2.6)
Sweden	(8.1)
Australia	(9.6)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and

1

GMO International Bond Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

negative) are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.
***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.
****	The “Emerging” exposure is associated only with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Russia, Argentina, Brazil, Philippines, Mexico, Venezuela, Colombia, Dominican Republic, Turkey, and Indonesia. Additional information about the fund’s emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.
∧	Rounds to 0.0%.

2

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 35.9%

		Canada — 2.9%
		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	3,137,255

		France — 3.8%
		Foreign Government Obligations
EUR	3,000,000	Government of France, 4.00%, due 10/25/38	4,134,468

		Germany — 2.2%
		Foreign Government Obligations
EUR	1,500,000	Republic of Deutschland, 4.75%, due 07/04/34 (a)	2,404,425

		Italy — 1.8%
		Foreign Government Obligations
EUR	1,750,000	Republic of Italy, 4.00%, due 02/01/37	1,958,542

		Japan — 13.6%
		Foreign Government Obligations
JPY	1,138,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	14,751,816

		Spain — 1.5%
		Foreign Government Obligations
EUR	1,400,000	Government of Spain, 4.70%, due 07/30/41	1,585,689

		United Kingdom — 5.6%
		Foreign Government Obligations
GBP	3,750,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	6,127,883

		Total Foreign Government Obligations	34,100,078

		United States — 4.5%
		U.S. Government
USD	4,741,420	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (a) (b) (c)	4,951,820

		TOTAL DEBT OBLIGATIONS (COST $37,914,224)	39,051,898

See accompanying notes to the financial statements.	3

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares /
Principal Amount /
Par Value ($)		Description	Value ($)

		MUTUAL FUNDS — 62.8%

		United States — 62.8%
		Affiliated Issuers
	364,389	GMO Emerging Country Debt Fund, Class IV	3,312,292
	3,980,527	GMO Short-Duration Collateral Fund	41,317,873
	37,466	GMO Special Purpose Holding Fund (d)	18,733
	64,008	GMO U.S. Treasury Fund	1,600,199
	971,965	GMO World Opportunity Overlay Fund	22,044,168

		Total United States	68,293,265

		TOTAL MUTUAL FUNDS (COST $67,868,852)	68,293,265

		OPTIONS PURCHASED — 0.0%

		Currency Options — 0.0%
AUD	8,000,000	AUD Put/USD Call, Expires 05/12/11, Strike 0.95	42,730

		TOTAL OPTIONS PURCHASED (COST $302,277)	42,730

		SHORT-TERM INVESTMENTS — 1.2%

		Money Market Funds — 0.6%
	605,485	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	605,485

		U.S. Government — 0.6%
	600,000	U.S. Treasury Bill, 0.19%, due 11/17/11 (a) (e)	599,195

		TOTAL SHORT-TERM INVESTMENTS (COST $1,204,398)	1,204,680

		TOTAL INVESTMENTS — 99.9% (Cost $107,289,751)	108,592,573
		Other Assets and Liabilities (net) — 0.1%	91,399

		TOTAL NET ASSETS — 100.0%	$108,683,972

4	See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys†
3/22/11	Citibank N.A.	AUD	1,300,000	$1,320,343	$14,324
3/22/11	Deutshe Bank AG	AUD	2,400,000	2,437,557	62,397
3/29/11	Deutshe Bank AG	CAD	800,000	822,960	6,349
3/01/11	Barclays Bank PLC	CHF	1,200,000	1,291,572	69,632
3/01/11	Deutshe Bank AG	CHF	2,500,000	2,690,776	(16,317)
3/01/11	Royal Bank of Scotland PLC	CHF	1,000,000	1,076,310	26,909
5/03/11	Citibank N.A.	CHF	300,000	323,070	135
5/03/11	Royal Bank of Scotland PLC	CHF	600,000	646,140	(2,144)
3/08/11	Citibank N.A.	EUR	3,400,000	4,691,477	150,053
3/08/11	Deutshe Bank AG	EUR	25,100,000	34,634,140	1,516,117
3/08/11	Royal Bank of Scotland PLC	EUR	1,400,000	1,931,785	14,203
4/05/11	Citibank N.A.	GBP	400,000	650,081	5,825
4/05/11	Deutshe Bank AG	GBP	2,700,000	4,388,045	95,045
4/05/11	Royal Bank of Scotland PLC	GBP	600,000	975,121	9,040
3/15/11	Citibank N.A.	JPY	110,000,000	1,344,766	15,967
3/15/11	Deutshe Bank AG	JPY	2,503,900,000	30,610,549	493,878
4/19/11	Deutshe Bank AG	NZD	5,200,000	3,899,089	(71,085)

				$93,733,781	$2,390,328

Sales #
3/22/11	Deutshe Bank AG	AUD	700,000	$710,954	$(10,170)
3/22/11	Royal Bank of Scotland PLC	AUD	600,000	609,389	(19,841)
3/29/11	Deutshe Bank AG	CAD	1,300,000	1,337,309	(37,719)
3/29/11	Royal Bank of Scotland PLC	CAD	700,000	720,090	(17,864)
3/01/11	Citibank N.A.	CHF	4,700,000	5,058,659	(341,813)
5/03/11	Deutshe Bank AG	CHF	2,500,000	2,692,250	16,412
3/08/11	Deutshe Bank AG	EUR	800,000	1,103,877	(24,506)
3/08/11	Royal Bank of Scotland PLC	EUR	300,000	413,954	(9,047)
4/05/11	Deutshe Bank AG	GBP	400,000	650,081	(341)
4/05/11	Royal Bank of Scotland PLC	GBP	300,000	487,560	(6,598)
3/15/11	Citibank N.A.	JPY	60,000,000	733,509	(4,389)
3/15/11	Deutshe Bank AG	JPY	140,000,000	1,711,521	(10,919)

See accompanying notes to the financial statements.	5

GMO International Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Forward Currency Contracts — continued

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

3/15/11	Royal Bank of Scotland PLC	JPY	60,000,000	$733,509	$(18,606)
4/19/11	Royal Bank of Scotland PLC	NZD	2,700,000	2,024,527	(5,754)

				$18,987,189	$(491,155)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

						Net Unrealized
Settlement				Receive/		Appreciation
Date	Counterparty	Deliver/Units of Currency		In Exchange For		(Depreciation)

	Royal Bank of
4/12/11	Scotland PLC	NOK	5,541,372	EUR	700,000	$(21,894)
4/12/11	Deutsche Bank AG	EUR	2,600,000	NOK	20,396,090	48,151
	Royal Bank of
4/26/11	Scotland PLC	SEK	2,626,962	EUR	300,000	51
4/26/11	Deutshe Bank AG	EUR	3,700,000	SEK	32,308,500	(14,915)

						$11,393

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
17	Canadian Government Bond 10 Yr.	June 2011	$2,103,937	$8,942
31	Euro Bund	March 2011	5,309,661	3,993
170	Federal Funds 30 Day	March 2011	70,732,741	(315)
8	Japanese Govenment Bond 10 Yr. (TSE)	March 2011	13,646,110	(52,660)
27	UK Gilt Long Bond	June 2011	5,121,379	11,686
12	U.S. Treasury Bond 30 Yr. (CBT)	March 2011	1,463,250	(33,348)
6	U.S. Treasury Note 2 Yr. (CBT)	June 2011	1,309,781	920

6	See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Futures Contracts — continued

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

20	U.S. Treasury Note 5 Yr. (CBT)	June 2011	$2,338,750	$3,674

			$102,025,609	$(57,108)

Sales
36	Australian Government Bond 3 Yr.	March 2011	$3,756,038	$(13,017)
17	Australian Government Bond 10 Yr.	March 2011	1,796,745	(19,539)
128	Euro BOBL	March 2011	20,697,923	239,758
8	U.S. Treasury Note 10 Yr. (CBT)	June 2011	952,375	(2,087)

			$27,203,081	$205,115

Reverse Repurchase Agreements

Face Value		Description	Market Value

USD	2,217,500	Barclays Bank, 0.22%, dated 02/16/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 3/18/2011.	$(2,217,676)

Average balance outstanding			$(3,859,335)
Average interest rate			0.28%
Maximum balance outstanding			$(16,565,973)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Written Options

A summary of open written option contracts for the Fund at February 28, 2011 is as follows:

Currency Options

	Principal	Expiration				Market
	Amount	Date		Description	Premiums	Value

Put	8,000,000	05/12/2011	AUD	AUD Put/USD Call, Strike 0.89	$(157,744)	$(12,568)

See accompanying notes to the financial statements.	7

GMO International Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Swap Agreements

Credit Default Swaps

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

21,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.55%	Republic of Italy	N/A		$(160,529)
15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.84%	Republic of Italy	15,000,000	USD	(134,201)

										$(294,730)

Premiums to (Pay) Receive										$—

∧	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

8	See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Interest Rate Swaps

Notional		Expiration		Receive	Fixed		Market
Amount		Date	Counterparty	(Pay)#	Rate	Variable Rate	Value

54,000,000	EUR	3/28/2013	Merrill Lynch Capital Services	Receive	2.22%	6 Month EUR LIBOR	$97,398
25,000,000	SEK	3/16/2016	Citibank N.A.	(Pay)	2.60%	3 Month SEK STIBOR	169,900
33,100,000	SEK	3/16/2016	Barclays Bank PLC	(Pay)	2.60%	3 Month SEK STIBOR	224,947
800,000	CHF	3/16/2016	Barclays Bank PLC	Receive	1.30%	6 Month CHF LIBOR	(12,266)

							$479,979

Premiums to (Pay) Receive							$(211,389)

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2011, for forward currency contracts, futures contracts, swap agreements, written options and reverse repurchase agreements, if any, the Fund had sufficient cash and/ or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen
CBT - Chicago Board of Trade
CHF LIBOR - London Interbank Offered Rate denominated in Swiss Francs.
EUR LIBOR - London Interbank Offered Rate denominated in Euros.
SEK LIBOR - Stockolm Interbank Offered Rate denominated in Swedish Kronor.
TSE - Tokyo Stock Exchange

(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and written options, if any. (Note 4).
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).
(c)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).
(d)	Underlying investment represents interests in defaulted claims.
(e)	Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.	9

GMO International Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
USD - United States Dollar

10	See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $39,420,899) (Note 2)	$40,299,308
Investments in affiliated issuers, at value (cost $67,868,852) (Notes 2 and 10)	68,293,265
Dividends and interest receivable	364,796
Unrealized appreciation on open forward currency contracts (Note 4)	2,544,488
Due from broker (including variation margin on futures contracts) (Note 4)	153,026
Receivable for open swap contracts (Note 4)	492,245
Receivable for expenses reimbursed by Manager (Note 5)	27,462
Other expense reimbursement from Manager (Note 2)	830,768

Total assets	113,005,358

Liabilities:
Payable for investments purchased	130
Payable for Fund shares repurchased	50,000
Payable to affiliate for (Note 5):
Management fee	20,918
Shareholder service fee	12,551
Trustees and Trust Officers or agents unaffiliated with the Manager	275
Payable to broker for closed futures contracts	152,735
Unrealized depreciation on open forward currency contracts (Note 4)	633,922
Payable for open swap contracts (Note 4)	306,996
Payable for reverse repurchase agreements (Note 2)	2,217,676
Written options outstanding, at value (premiums $157,744) (Note 4)	12,568
Accrued expenses	913,615

Total liabilities	4,321,386

Net assets	$108,683,972

Net assets consist of:
Paid-in capital	$175,584,845
Accumulated undistributed net investment income	1,415,287
Accumulated net realized loss	(71,803,849)
Net unrealized appreciation	3,487,689

$108,683,972

Net assets attributable to:
Class III shares	$108,683,972

Shares outstanding:
Class III	15,280,958

Net asset value per share:
Class III	$7.11

See accompanying notes to the financial statements.	11

GMO International Bond Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$1,401,285
Interest	1,319,363
Dividends	415

Total investment income	2,721,063

Expenses:
Management fee (Note 5)	370,508
Shareholder service fee – Class III (Note 5)	222,305
Custodian, fund accounting agent and transfer agent fees	108,004
Audit and tax fees	79,388
Legal fees	6,637
Interest expense (Note 2)	5,238
Registration fees	5,187
Trustees fees and related expenses (Note 5)	3,808
Miscellaneous	12,661

Total expenses	813,736
Fees and expenses reimbursed by Manager (Note 5)	(210,074)
Expense reductions (Note 2)	(69)
Indirectly incurred fees waived or borne by Manager (Note 5)	(21,945)
Shareholder service fee waived (Note 5)	(7,108)

Net expenses	574,540

Net investment income (loss)	2,146,523

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,344,626
Investments in affiliated issuers	(7,176,769)
Realized gains distributions from affiliated issuers (Note 10)	133
Futures contracts	3,252,992
Swap contracts	(344,066)
Foreign currency, forward contracts and foreign currency related transactions	1,333,960

Net realized gain (loss)	(1,589,124)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	314,191
Investments in affiliated issuers	14,796,214
Futures contracts	(715,546)
Written options	145,176
Swap contracts	(81,544)
Foreign currency, forward contracts and foreign currency related transactions	2,061,097

Net unrealized gain (loss)	16,519,588

Net realized and unrealized gain (loss)	14,930,464

Net increase (decrease) in net assets resulting from operations	$17,076,987

12	See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,146,523	$2,771,503
Net realized gain (loss)	(1,589,124)	(2,883,139)
Change in net unrealized appreciation (depreciation)	16,519,588	54,098,070

Net increase (decrease) in net assets from operations	17,076,987	53,986,434

Distributions to shareholders from:
Net investment income
Class III	(7,001,558)	(40,402,952)

Net share transactions (Note 9):
Class III	(110,541,146)	(16,281,460)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	83,993

Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(110,541,146)	(16,197,467)

Total increase (decrease) in net assets	(100,465,717)	(2,613,985)

Net assets:
Beginning of period	209,149,689	211,763,674

End of period (including accumulated undistributed net investment income of $1,415,287 and $2,012,146, respectively)	$108,683,972	$209,149,689

See accompanying notes to the financial statements.	13

GMO International Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009	2008		2007

Net asset value, beginning of period	$6.59		$6.17		$9.51	$9.73		$9.57

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.10		0.09		0.19	0.41		0.41
Net realized and unrealized gain (loss)	0.77		1.65		(2.32)	0.31		0.38

Total from investment operations	0.87		1.74		(2.13)	0.72		0.79

Less distributions to shareholders:
From net investment income	(0.35)		(1.32)		(1.21)	(0.94)		(0.54)
From net realized gains	—		—		—	—		(0.09)

Total distributions	(0.35)		(1.32)		(1.21)	(0.94)		(0.63)

Net asset value, end of period	$7.11		$6.59		$6.17	$9.51		$9.73

Total Return(b)	13.36%		29.54%		(24.52)%	8.09%		8.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$108,684		$209,150		$211,764	$514,570		$449,478
Net operating expenses to average daily net assets(c)	0.39	%(d)	0.38	%(d)	0.39%	0.38	%(d)	0.39%
Interest expense to average daily net assets(e)	0.00	%(f)	0.00	%(f)	—	—		—
Total net expenses to average daily net assets(c)	0.39	%(d)	0.38	%(d)	0.39%	0.38	%(d)	0.39%
Net investment income (loss) to average daily net assets(a)	1.45%		1.32%		2.20%	4.26%		4.17%
Portfolio turnover rate	46%		29%		47%	51%		32%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(h)	0.16%		0.12%		0.09%	0.07%		0.26	%(g)
Redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(i)	$0.00	(j)	$0.01	$0.00	(i)	$0.00	(i)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Interest expense was less than 0.01% to average daily net assets.
(g)	Includes 0.19% non-recurring Internal Revenue Code Section 860 expense reimbursed by the Manager (Note 2).
(h)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (See Note 5).
(i)	There were no redemption fees during the period.
(j)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

14	See accompanying notes to the financial statements.

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO International Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan Non-U.S. Government Bond Index. The Fund seeks to add value relative to its benchmark by exploiting misvaluations in global interest rates, sectors, currencies, credit and emerging country debt markets. As a result, the Fund’s interest rate, sector, credit and currency exposures will differ from those of its benchmark.

The Manager seeks to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or are likely to provide downside protection. The Manager selects investments based on an evaluation of various factors including, but not limited to, fundamental factors such as inflation and current account positions, as well as price-based factors such as interest and exchange rates.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through the GMO Funds in which the Fund invests, collectively referred to as the “underlying funds,” or derivatives) at least 80% of its assets in bonds. The term “bond” refers to any fixed income security, which includes (i) obligations of an issuer to make payments of principal and/or interest on future dates, (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option), and (iii) instruments with variable interest payments.

The Fund may implement its investment program by investing in or holding: exchange-traded and over-the-counter (“OTC”) derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); foreign government securities and other investment-grade bonds denominated in various currencies, including U.S. government securities, asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund (“SDCF”) (a fund that invests primarily in U.S. asset-backed securities); shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to attempt to exploit misvaluations in world interest rates, currencies and credit markets); shares of GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets); shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide

15

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

variety of high quality U.S. and foreign debt investments); shares of GMO Debt Opportunities Fund (to seek to generate a positive return by investing in a wide variety of U.S. and foreign debt investments without regard to the credit quality of the investment); and shares of GMO U.S. Treasury Fund (for liquidity management purposes). In addition, the Fund may invest in unaffiliated money market funds.

Historically, the Fund has used derivatives and investments in other GMO Funds as the principal means to gain investment exposure. As a result, the Fund has substantial holdings of SDCF (a fund that invests primarily in U.S. asset-backed securities) and Overlay Fund (a fund that invests in U.S. asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Because of the deterioration in credit markets that became acute in 2008, the Fund, including through its investment in SDCF and Overlay Fund, currently has and may continue to have material exposure to below investment grade U.S. securities. This is in addition to the Fund’s below investment grade emerging country debt investments. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Manager normally seeks to maintain the Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration. The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the series of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, upon request, without charge by calling (617) 346-7646 (collect). As of February 28, 2011, shares of the SDCF, Overlay Fund and GMO Special Purpose Holding Fund (“SPHF”) were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily

16

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See Note 4 for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.4% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s)

17

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
U.S. Government	$—	$4,951,820	$—	$4,951,820
Foreign Government Obligations	—	34,100,078	—	34,100,078

TOTAL DEBT OBLIGATIONS	—	39,051,898	—	39,051,898

Mutual Funds	68,274,532	18,733	—	68,293,265
Options Purchased	—	42,730	—	42,730
Short-Term Investments	1,204,680	—	—	1,204,680

Total Investments	69,479,212	39,113,361	—	108,592,573

Derivatives *
Forward Currency Contracts Foreign currency risk	—	2,544,488	—	2,544,488
Futures Contracts Interest rate risk	268,973	—	—	268,973

18

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Swap Agreements Interest rate risk	$—	$492,245	$—	$492,245

Total	$69,748,185	$42,150,094	$—	$111,898,279

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Forward Currency Contracts Foreign currency risk	$—	$(633,922)	$—	$(633,922)
Futures Contracts Interest Rate risk	(120,966)	—	—	(120,966)
Swap Agreements Credit risk	—	(294,730)	—	(294,730)
Interest rate risk	—	(12,266)	—	(12,266)
Written Options Foreign currency risk	—	(12,568)	—	(12,568)

Total	$(120,966)	$(953,486)	$—	$(1,074,452)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

19

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 34.9% and (0.1)% of total net assets, respectively.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
	Balances				Change in			Balances	from Investments
	as of	Net	Accrued	Total	Unrealized			as of	Still held as
	February 28,	Purchases/	Discounts/	Realized	Appreciation	Transfers into	Transfers out	February 28,	of February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	of Level 3*	2011	2011
Swap Agreements	$17,943	$(109,200)	$—	$(109,200)	$(94,273)	$—	$294,730 **	$—	$—

Total	$17,943	$(109,200)	$—	$(109,200)	$(94,273)	$—	$294,730	$—	$—

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked

20

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of February 28, 2011, the Fund had received $2,217,500 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $2,272,378. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an

21

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, differing treatment for security transactions, foreign currency transactions, partnership interest tax allocations, losses on wash sale transactions and post-October capital losses.

22

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$7,001,558	$40,402,952

Total distributions	$7,001,558	$40,402,952

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$3,301,606

Other Tax Attributes:
Capital loss carryforwards	$(57,631,863)
Post-October capital loss deferral	$(987,117)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2015	$(23,687,952)
February 29, 2016	(507,910)
February 28, 2017	(20,766,787)
February 28, 2018	(8,506,660)
February 28, 2019	(4,162,554)

Total	$(57,631,863)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$120,490,856	$2,071,860	$(13,970,143)	$(11,898,283)

On October 12, 2006, the Fund paid a dividend under Code Section 860 of $0.09229 per share to shareholders of record as of October 11, 2006. It is anticipated the Fund will be required to make a

23

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

payment, estimated to be $830,768, to the Internal Revenue Service (“IRS”) related to such dividend, which has been included in accrued expenses on the Statement of Assets and Liabilities. The Manager will make a reimbursement payment to the Fund concurrent with the Fund’s payment to the IRS.

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 28, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

24

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions the day after those orders are received by the broker or agent.

Other matters
SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment

25

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations);

26

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, accredited investors, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g.,

27

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or

28

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

29

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 28, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash,

30

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2011, the Fund used purchased currency option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During

31

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the period ended February 28, 2011, the Fund used written currency option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number
	Amount	of Futures		Amount	of Futures
	of Contracts	Contracts	Premiums	of Contracts	Contracts	Premiums

Outstanding, beginning of year	—	—	$—	—	—	$—
Options written	(8,000,000)	—	(157,744)	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	(8,000,000)	—	$(157,744)	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

32

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price

33

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

34

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (purchased options)	$—	$42,730	$—	$—	$—	$42,730
Unrealized appreciation on futures contracts *	268,973	—	—	—	—	268,973
Unrealized appreciation on forward currency contracts	—	2,544,488	—	—	—	2,544,488
Unrealized appreciation on swap agreements	492,245	—	—	—	—	492,245

Total	$761,218	$2,587,218	$—	$—	$—	$3,348,436

Liabilities:
Written options outstanding	$—	$(12,568)	$—	$—	$—	$(12,568)
Unrealized depreciation on futures contracts *	(120,966)	—	—	—	—	(120,966)
Unrealized depreciation on forward currency contracts	—	(633,922)	—	—	—	(633,922)
Unrealized depreciation on swap agreements	(12,266)	—	(294,730)	—	—	(306,996)

Total	$(133,232)	$(646,490)	$(294,730)	$—	$—	$(1,074,452)

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended February 28, 2011∧:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Futures contracts	$3,252,992	$—	$—	$—	$—	$3,252,992
Forward currency contracts	—	1,301,860	—	—	—	1,301,860
Swap contracts	(234,866)	—	(109,200)	—	—	(344,066)

Total	$3,018,126	$1,301,860	$(109,200)	$—	$—	$4,210,786

35

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended February 28, 2011∧: — continued

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$(259,547)	$—	$—	$—	$(259,547)
Written options	—	145,176	—	—	—	145,176
Futures contracts	(715,546)	—	—		—	(715,546)
Forward currency contracts	—	2,023,813	—	—	—	2,023,813
Swap contracts	231,129	—	(312,673)	—	—	(81,544)

Total	$(484,417)	$1,909,442	$(312,673)	$—	$—	$1,112,352

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Forward
	currency	Futures	Swap
	contracts	contracts	agreements	Options

Average amount outstanding	$174,068,077	$96,535,844	$121,664,871	$5,326,666

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager has contractually agreed through at least June 30, 2011 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.25% of the Fund’s average daily net assets (the “Expense Reimbursement

36

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in other GMO Funds (excluding those Funds’ Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $3,808 and $1,159, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
Shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
0.019%	0.005%	0.012%	0.036%

37

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

6.	Purchases and sales of securities

For the year ended February 28, 2011, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales

U.S. Government securities	$4,925,905	$4,887,048
Investments (non-U.S. Government securities)	63,753,458	147,232,736

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 78.15% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 2.97% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 36.70% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

38

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	21,637	$149,794	655,777	$4,339,722
Shares issued to shareholders in reinvestment of distributions	661,554	4,525,027	1,101,072	7,286,041
Shares repurchased	(17,120,840)	(115,215,967)	(4,346,752)	(27,907,223)
Redemption fees	—	—	—	83,993

Net increase (decrease)	(16,437,649)	$(110,541,146)	(2,589,903)	$(16,197,467)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Emerging Country Debt Fund, Class III	$9,209,717	$187,377	$9,903,627	$187,377	$—	$—	$—
GMO Emerging Country Debt Fund, Class IV	—	4,782,039	1,800,000	278,412	—	—	3,312,292
GMO Short-Duration Collateral Fund	95,722,342	—	31,000,000	932,398	—	28,119,864	41,317,873

39

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Special Purpose Holding Fund	$20,606	$—	$—	$—	$—	$—	$18,733
GMO U.S. Treasury Fund	2,918,168	36,703,231	38,021,000	3,098	133	—	1,600,199
GMO World Opportunity Overlay Fund	45,924,652	2,650,000	28,600,000	—	—	—	22,044,168

Totals	$153,795,485	$44,322,647	$109,324,627	$1,401,285	$133	$28,119,864	$68,293,265

40

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

41

GMO International Bond Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

42

GMO International Bond Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.42%	$1,000.00	$1,052.20	$2.14
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11

*	Expenses are calculated using the annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

43

GMO International Bond Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 5.14% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

44

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of Time	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

45

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of Time	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of Time	During Past	Complex	Other Directorships
Date of Birth	Held with Trust	Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

46

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

GMO International Core Equity Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Core Equity Fund
(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO International Core Equity Fund returned +22.6% for the fiscal year ended February 28, 2011, as compared with +20.0% for the MSCI EAFE Index.

Stock selection had a positive impact on performance relative to the benchmark. An underweight position in British oil company BP and overweight positions in Canadian auto parts maker Magna International and British luxury goods retailer Burberry Group were among the biggest contributors. On the negative side were holdings in French pharmaceutical Sanofi-Aventis and Japanese financial Resona Holdings.

Country selection had a positive impact on relative performance. The Fund’s underweight to Australia, which underperformed, helped relative performance while the Fund’s underweight to Germany, which outperformed, hurt.

Sector selection had a negative impact on performance relative to the benchmark. The positive impact from overweighting Consumer Discretionary, which outperformed, and underweighting Financials, which underperformed, was offset largely by the negative impact from overweighting Health Care, which underperformed.

Currency selection had a positive impact on relative performance, mainly from the Fund’s underweight to the euro.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO International Core Equity Fund Class III Shares and the MSCI EAFE Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to the GMO International Disciplined Equity Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO International Disciplined Equity Fund.
MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Core Equity Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.5%
Short-Term Investments	1.7
Preferred Stocks	1.2
Mutual Funds	0.9
Futures Contracts	0.1
Rights and Warrants	0.0
Forward Currency Contracts	(0.1)
Other	0.7

100.0%

Country Summary*	% of Investments
Japan	24.3%
United Kingdom	21.7
France	10.9
Germany	8.8
Italy	6.8
Switzerland	5.5
Sweden	3.3
Singapore	2.9
Australia	2.7
Netherlands	1.9
Spain	1.9
Denmark	1.7
Hong Kong	1.6
Canada	1.2
Finland	1.1
Belgium	0.9
Ireland	0.8
Austria	0.6
Greece	0.5
Israel	0.3
New Zealand	0.3
Norway	0.3
Malta	0.0	∧
Portugal	0.0	∧

	100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments. The table excludes exposure through forward currency contracts, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.
∧	Rounds to 0.0%.

1

GMO International Core Equity Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Industry Group Summary	% of Equity Investments**
Pharmaceuticals, Biotechnology & Life Sciences	15.1%
Energy	12.8
Capital Goods	10.0
Materials	8.4
Telecommunication Services	7.1
Automobiles & Components	6.9
Banks	6.5
Utilities	4.7
Retailing	3.6
Food, Beverage & Tobacco	3.3
Consumer Durables & Apparel	3.1
Real Estate	3.0
Diversified Financials	2.4
Technology Hardware & Equipment	2.2
Media	1.7
Food & Staples Retailing	1.6
Transportation	1.6
Software & Services	1.2
Semiconductors & Semiconductor Equipment	1.1
Household & Personal Products	1.0
Consumer Services	1.0
Insurance	0.8
Health Care Equipment & Services	0.5
Commercial & Professional Services	0.4

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 95.5%

	Australia — 4.6%
255,994	BHP Billiton Ltd	12,096,790
4,355,114	BlueScope Steel Ltd	9,333,488
1,137,490	Boart Longyear Group	5,398,039
2,003,355	Charter Hall Office (REIT)	6,527,505
546,405	Commonwealth Bank of Australia	29,701,225
7,985,316	Dexus Property Group (REIT)	6,985,705
3,525,604	Goodman Fielder Ltd	4,489,156
12,346,449	Goodman Group (REIT)	8,848,740
4,437,857	GPT Group (REIT)	14,095,536
6,653,144	ING Industrial Fund Unit	3,599,988
9,727,652	ING Office Fund	6,070,319
3,719,347	Mirvac Group (REIT)	4,947,008
159,503	Newcrest Mining Ltd	6,164,834
1,508,014	OneSteel Ltd	4,181,738
3,612,133	Pacific Brands Ltd *	3,274,864
2,376,736	Qantas Airways Ltd *	5,694,510
241,906	QBE Insurance Group Ltd	4,481,417
153,667	Rio Tinto Ltd	13,417,540
4,635,125	Stockland (REIT)	18,036,043
446,752	Suncorp-Metway Ltd	3,835,184
1,087,325	TABCORP Holdings Ltd	8,447,294
10,075,216	Telstra Corp Ltd	28,688,753
458,696	Wesfarmers Ltd	15,537,963
330,897	Westfield Group (REIT)	3,299,091
377,374	Woodside Petroleum Ltd	16,456,630
407,311	Woolworths Ltd	11,174,451

	Total Australia	254,783,811

	Austria — 0.6%
74,343	Erste Group Bank AG	3,921,841
1,225,432	Immofinanz AG *	5,411,503
376,070	OMV AG	15,981,090

See accompanying notes to the financial statements.	3

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Austria — continued
98,205	Raiffeisen International Bank Holding	5,898,155
86,920	Voestalpine AG	4,018,959

	Total Austria	35,231,548

	Belgium — 0.9%
2,668,574	Ageas	8,466,270
1	Anheuser-Busch InBev NV	56
249,113	Belgacom SA	9,344,566
182,839	Colruyt SA	9,188,776
83,972	Delhaize Group	6,486,354
1,427,339	Dexia SA *	6,235,820
84,698	KBC Groep NV *	3,542,059
123,603	Umicore SA	6,231,849

	Total Belgium	49,495,750

	Canada — 2.4%
345,800	Barrick Gold Corp	18,251,890
271,900	BCE Inc	10,080,632
1,087,400	EnCana Corp	35,345,676
399,500	Magna International Inc Class A	19,675,853
187,400	Methanex Corp	5,452,934
108,200	Metro Inc Class A	4,900,211
81,600	National Bank of Canada	6,287,454
150,700	Research In Motion Ltd *	9,950,497
321,200	Sun Life Financial Inc	10,668,647
169,600	Teck Resources Ltd Class B	9,382,945
522,100	Yellow Media Inc	2,993,255

	Total Canada	132,989,994

	Denmark — 1.7%
82,169	Carlsberg A/S Class B	8,727,538
240,293	Danske Bank A/S *	5,632,767
631,340	Novo-Nordisk A/S Class B	79,575,548

	Total Denmark	93,935,853

4	See accompanying notes to the financial statements.

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Finland — 1.1%
235,884	Metso Oyj	12,201,746
347,677	Neste Oil Oyj	6,166,221
1,504,292	Nokia Oyj	12,969,496
137,300	Sampo Oyj Class A	4,249,517
891,029	Stora Enso Oyj Class R	10,037,423
121,409	Tieto Oyj	2,330,685
722,983	UPM – Kymmene Oyj	14,357,055

	Total Finland	62,312,143

	France — 10.8%
96,754	Arkema	7,074,149
534,238	BNP Paribas	41,694,715
75,140	Casino Guichard-Perrachon SA	7,357,774
85,131	Compagnie de Saint-Gobain	5,084,783
85,715	Essilor International SA	6,125,437
612,896	France Telecom SA	13,562,658
60,823	Hermes International	13,231,125
89,910	L’Oreal SA	10,461,266
239,511	Lagardere SCA	10,780,393
245,784	LVMH Moet Hennessy Louis Vuitton SA	38,763,018
21,810	Nexans SA	1,977,658
131,879	Peugeot SA *	5,282,202
72,865	PPR	11,054,809
234,945	Renault SA *	14,407,434
462,083	Rhodia SA	13,317,531
206,597	Safran SA	7,353,507
2,137,827	Sanofi-Aventis	147,826,292
85,015	Schneider Electric SA	14,081,293
286,270	Societe Generale	20,129,278
18,922	Technip SA	1,870,050
2,447,550	Total SA	150,034,866
156,829	Valeo SA *	9,774,369

See accompanying notes to the financial statements.	5

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	France — continued
1,270,414	Vivendi SA	36,207,869
144,324	Wendel	14,893,797

	Total France	602,346,273

	Germany — 6.3%
59,686	Adidas AG	3,833,015
80,854	Aixtron AG	3,347,519
172,634	Aurubis AG	9,198,134
346,688	BASF AG	28,906,842
387,751	Bayerische Motoren Werke AG	31,501,850
806,774	Daimler AG (Registered) *	57,014,026
439,129	Deutsche Lufthansa AG (Registered) *	8,996,581
76,381	Dialog Semiconductor Plc *	1,567,443
1,591,488	E.ON AG	52,272,137
2,233,039	Infineon Technologies AG	24,531,075
302,876	Kloeckner & Co AG *	9,880,771
279,191	Lanxess AG	20,803,600
83,686	Leonische Drahtwerke AG *	3,511,970
114,505	MAN SE	14,593,359
175,079	MTU Aero Engines Holding AG	11,698,911
67,976	RWE AG	4,596,813
110,628	Salzgitter AG	9,206,033
415,716	SAP AG	25,121,169
37,435	Siemens AG (Registered)	5,061,395
70,076	Software AG	11,330,040
120,324	Stada Arzneimittel AG	4,818,636
243,706	Suedzucker AG	6,707,106
25,110	Volkswagen AG	3,819,695

	Total Germany	352,318,120

6	See accompanying notes to the financial statements.

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Greece — 0.4%
990,702	Alpha Bank A.E. *	6,549,442
823,578	National Bank of Greece SA *	7,656,800
517,515	OPAP SA	10,805,333

	Total Greece	25,011,575

	Hong Kong — 1.5%
2,264,000	Cathay Pacific Airways Ltd	5,279,573
2,532,221	CLP Holdings Ltd	20,625,261
1,406,600	Esprit Holdings Ltd	6,923,052
2,417,500	Hong Kong Electric Holdings Ltd	15,803,931
967,000	Hutchison Whampoa Ltd	11,420,167
9,275,000	Pacific Basin Shipping Ltd	5,445,508
427,000	Sun Hung Kai Properties Ltd	6,939,445
526,500	Swire Pacific Ltd	7,388,815
1,959,000	Yue Yuen Industrial Holdings	6,180,600

	Total Hong Kong	86,006,352

	Ireland — 0.8%
1,043,269	C&C Group Plc	5,085,565
914,141	CRH Plc	21,139,905
226,171	DCC Plc	7,259,123
259,848	Kerry Group Plc Class A	9,429,325

	Total Ireland	42,913,918

	Israel — 0.3%
2,539,190	Bezeq Israeli Telecommunication Corp Ltd	6,890,014
467,596	Israel Chemicals Ltd	7,786,619
214,666	Partner Communications Co Ltd	3,988,397

	Total Israel	18,665,030

	Italy — 5.5%
104,575	Bulgari SPA	1,108,558
12,730,364	Enel SPA	75,863,762
5,517,205	ENI SPA	134,523,649

See accompanying notes to the financial statements.	7

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Italy — continued
493,612	Fiat SPA	4,583,967
517,754	Fondiaria – Sai SPA	4,900,166
415,093	Mediobanca SPA	4,394,521
328,864	Recordati SPA	3,074,944
347,826	Saipem SPA	17,571,607
1,703,817	Snam Rete Gas SPA	9,322,440
8,253,299	Telecom Italia SPA	12,885,240
13,861,075	Telecom Italia SPA-Di RISP	18,345,903
1,777,635	Terna SPA	8,199,976
6,119,544	UniCredit SPA	15,744,419

	Total Italy	310,519,152

	Japan — 23.2%
2,978	Advance Residence Investment Corp (REIT)	6,205,893
200,100	Aeon Co Ltd	2,524,699
1,365,000	All Nippon Airways Co Ltd *	4,937,421
1,291,500	Alps Electric Co Ltd	17,408,647
221,000	Anritsu Corp	2,074,484
190,000	Asahi Diamond Industrial Co Ltd	3,674,075
672,600	Astellas Pharma Inc	26,447,359
268,800	Canon Inc	12,999,006
1,740	CyberAgent Inc	5,583,431
522,450	Daiei Inc *	2,130,025
914,000	Daiichi Chuo Kisen Kaisha *	2,226,469
1,775,000	Daikyo Inc *	3,455,417
1,365,000	Dainippon Ink and Chemicals Inc	3,640,425
652,000	Dainippon Screen Manufacturing Co Ltd *	6,343,827
354,800	Daito Trust Construction Co Ltd	29,073,539
650,000	Daiwabo Co Ltd	1,593,182
389,800	Dena Co Ltd	15,128,812
253,900	Don Quijote Co Ltd	8,877,413
241,900	Eisai Co Ltd	9,062,077
253,300	Fanuc Ltd	39,567,786
75,900	Fast Retailing Co Ltd	11,916,659

8	See accompanying notes to the financial statements.

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
1,682,000	Fuji Electric Holdings Co Ltd	5,710,042
1,778,000	Fuji Heavy Industries Ltd	15,321,110
193,300	Fuji Oil Co Ltd	2,760,955
637,000	Gunze Ltd	2,738,469
1,196,000	Hanwa Co Ltd	5,578,672
1,487,500	Haseko Corp *	1,391,135
119,400	Hikari Tsushin Inc	2,925,059
5,345,000	Hitachi Ltd	32,531,920
990,900	Honda Motor Co Ltd	43,245,032
1,067	INPEX Corp	7,497,679
4,391,000	Isuzu Motors Ltd	19,856,090
1,475,000	Itochu Corp	15,338,640
253,900	JFE Holdings Inc	8,040,850
7,041,130	JX Holdings Inc	49,601,073
329,820	K’s Holdings Corp	11,138,878
3,513,000	Kajima Corp	9,417,115
959	Kakaku.com Inc	5,620,658
790,800	Kao Corp	21,360,172
3,169,000	Kawasaki Kisen Kaisha Ltd	13,868,951
3,904	KDDI Corp	25,352,820
645,900	Komatsu Ltd	19,815,357
329,000	Konami Corp	6,954,927
125,000	Lawson Inc	6,155,205
1,412,500	Leopalace21 Corp *	2,384,795
2,052,000	Marubeni Corp	15,750,213
4,805,000	Mazda Motor Corp	12,444,161
50,904	Meiji Holdings Co Ltd	2,400,242
1,660,500	Mitsubishi Chemical Holdings Corp	12,177,673
242,900	Mitsubishi Corp	6,758,026
1,311,000	Mitsubishi Electric Corp	15,577,913
168,890	Mitsubishi UFJ Lease & Finance Co Ltd	7,504,027
1,349,000	Mitsui OSK Lines Ltd	8,970,178
10,326,800	Mizuho Financial Group Inc	21,286,918
87,000	Murata Manufacturing Co Ltd	6,485,745

See accompanying notes to the financial statements.	9

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
2,060	Net One Systems Co Ltd	3,317,660
32,900	Nintendo Co Ltd	9,675,407
4,090,000	Nippon Light Metal Co Ltd *	8,808,843
1,946,000	Nippon Steel Corp	7,077,223
671,800	Nippon Telegraph & Telephone Corp	32,863,034
700,000	Nippon Yakin Koguo Co Ltd *	1,989,336
2,823,000	Nippon Yusen KK	12,485,489
3,323,700	Nissan Motor Co Ltd	34,151,355
113,450	Nitori Co Ltd	10,044,831
249,400	Nitto Denko Corp	15,123,760
584,000	NSK Ltd	5,588,006
19,971	NTT Docomo Inc	37,517,034
1,876,000	Obayashi Corp	8,439,343
534,000	OKUMA Corp *	5,041,945
239,200	Omron Corp	6,669,748
125,100	Ono Pharmaceutical Co Ltd	6,550,059
216,880	ORIX Corp	24,425,403
3,705,000	Osaka Gas Co Ltd	14,109,000
2,116,900	Pioneer Corp *	11,446,235
124,100	Point Inc	5,966,956
2,300,800	Resona Holdings Inc	12,569,438
514,000	Ricoh Company Ltd	6,858,256
768,400	Round One Corp	5,050,951
119,500	Ryohin Keikaku Co Ltd	5,683,888
193,700	Sankyo Co Ltd	10,970,871
41,600	Sawai Pharmaceuticals Co Ltd	3,904,254
162,800	Secom Co Ltd	8,218,911
425,800	Seven & I Holdings Co Ltd	11,885,451
414,300	SoftBank Corp	17,033,568
5,469,000	Sojitz Corp	12,334,432
729,000	Sumitomo Heavy Industries Ltd	5,142,681
1,907,000	Sumitomo Corp	28,332,688
2,344,068	Sumitomo Trust & Banking Co Ltd	14,935,479
6,697,000	Taiheiyo Cement Co Ltd *	9,963,482

10	See accompanying notes to the financial statements.

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
3,576,000	Taisei Corp	8,482,356
311,000	Taisho Pharmaceutical Co Ltd	6,814,576
1,510,300	Takeda Pharmaceutical Co Ltd	75,243,078
393,280	Takefuji Corp (a) (b)	4,808
1,384,000	Tokyo Gas Co Ltd	6,187,257
665,700	Tokyo Steel Manufacturing Co	7,437,449
2,066,000	Tokyo Tatemono Co Ltd	9,752,661
356,000	TonenGeneral Sekiyu KK	4,204,018
993,900	Toyota Motor Corp	46,442,372
782,800	Toyota Tsusho Corp	14,864,397
451,000	Tsugami Corp	3,391,212
75,700	Unicharm Corp	2,930,800
792,000	UNY Co Ltd	7,904,125
58,670	USS Co Ltd	4,760,853
234,420	Yamada Denki Co Ltd	17,907,033
806,000	Zeon Corp	8,269,819

	Total Japan	1,297,603,177

	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—

	Netherlands — 1.9%
56,586	Boskalis Westminster	2,940,788
200,804	CSM	7,140,302
271,398	Heineken NV	13,996,482
4,584,013	ING Groep NV *	57,504,285
1,078,654	Koninklijke BAM Groep NV	6,921,072
117,559	Koninklijke DSM NV	6,905,808
2	Koninklijke Philips Electronics NV	65
2	Reed Elsevier NV	26
83,577	Wereldhave NV (REIT)	8,490,530

	Total Netherlands	103,899,358

See accompanying notes to the financial statements.	11

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	New Zealand — 0.3%
1,053,568	Fletcher Building Ltd	6,991,553
6,982,140	Telecom Corp of New Zealand	10,991,408

	Total New Zealand	17,982,961

	Norway — 0.3%
163,421	Acergy SA	4,209,872
4	DnB NOR ASA	62
108,680	Frontline Ltd	2,943,612
132,109	Yara International ASA	7,014,475

	Total Norway	14,168,021

	Portugal — 0.0%
433,396	EDP – Energias de Portugal SA	1,644,172

	Singapore — 2.3%
3,449,000	CapitaCommercial Trust (REIT)	3,744,758
954,000	Ezra Holdings Ltd	1,175,849
747,000	Fraser & Neave Ltd	3,307,256
8,485,000	Genting Singapore Plc *	12,776,663
35,619,000	Golden Agri-Resources Ltd	18,269,931
2,793,000	Jaya Holdings Ltd *	1,223,138
1,096,200	MobileOne Ltd	2,049,685
4,623,000	Neptune Orient Lines Ltd *	7,489,605
181	Noble Group Ltd	294
1,528,000	Oversea-Chinese Banking Corp Ltd	11,092,500
1,346,000	SembCorp Marine Ltd	5,693,148
2,450,000	Singapore Exchange Ltd	15,267,576
2,927,000	Singapore Press Holdings Ltd	8,935,974
9,983,000	Singapore Telecommunications	23,379,286
5,428,000	Suntec Real Estate Investment Trust (REIT)	6,331,324
468,000	Venture Corp Ltd	3,481,242
3,469,000	Yangzijiang Shipbuilding Holdings Ltd	4,901,663

	Total Singapore	129,119,892

12	See accompanying notes to the financial statements.

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Spain — 1.9%
1,430,474	Banco Popular Espanol SA	8,652,175
1,743,194	Banco Santander SA	21,461,753
321,293	Gas Natural SDG SA	5,489,574
1,188,881	Iberdrola SA	10,372,984
167,306	Inditex SA	12,124,550
1,045,408	Repsol YPF SA	35,093,290
528,067	Telefonica SA	13,425,681

	Total Spain	106,620,007

	Sweden — 3.3%
402,284	Alfa Laval AB	8,218,457
313,383	Assa Abloy AB Class B	8,776,678
865,190	Atlas Copco AB Class A	21,753,200
712,971	Boliden AB	15,245,332
781,528	Hennes & Mauritz AB Class B	25,535,894
104,623	Modern Times Group AB Class B	7,001,738
144,597	NCC Class B	3,779,137
819,064	Sandvik AB	15,719,999
229,585	Scania AB Class B	5,120,574
704,215	Skandinaviska Enskilda Banken AB Class A	6,405,636
342,481	SKF AB Class B	9,558,734
1	Svenska Handelsbanken AB Class A	34
1,649,280	Swedbank AB Class A *	29,060,444
643,136	Trelleborg AB Class B	6,458,355
1,329,199	Volvo AB Class B *	23,005,365

	Total Sweden	185,639,577

	Switzerland — 5.5%
378,221	Clariant AG (Registered) *	6,242,983
580,104	Compagnie Financiere Richemont SA Class A	33,195,877
1,231,085	Nestle SA (Registered)	69,702,808
1,985,371	Novartis AG (Registered)	111,571,164
300,866	Roche Holding AG (Non Voting)	45,383,368
46,809	Swatch Group AG	19,938,832

See accompanying notes to the financial statements.	13

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Switzerland — continued
13,008	Swisscom AG (Registered)	5,743,205
117,590	Synthes Inc	16,143,884

	Total Switzerland	307,922,121

	United Kingdom — 19.9%
2,203,733	3i Group Plc	11,187,960
334,880	Aggreko Plc	7,880,134
1	Anglo American Plc	54
262,502	Antofagasta Plc	6,011,759
2,394,789	ARM Holdings Plc	23,929,422
135,137	ASOS Plc *	4,140,802
2,631,552	AstraZeneca Plc	128,767,925
4,830,587	Barclays Plc	25,068,994
624,096	BBA Aviation Plc	2,258,619
1,270,057	BG Group Plc	30,926,684
407,430	BHP Billiton Plc	16,150,292
3,555,549	BP Plc	28,663,662
381,369	British American Tobacco Plc	15,279,173
12,176,757	BT Group Plc	36,167,808
1,183,033	Burberry Group Plc	23,056,523
491,679	Capita Group Plc	5,798,790
2,610,403	Centrica Plc	14,435,222
800,530	Compass Group Plc	7,203,300
827,212	Diageo Plc	16,172,493
5,879,076	Dixons Retail Plc *	1,851,578
1,172,083	Drax Group Plc	7,522,253
386,150	Electrocomponents Plc	1,734,892
357,081	Eurasian Natural Resources Corp	5,602,539
787,014	FirstGroup Plc	4,670,153
1,429,769	Game Group Plc	1,420,661
8,431,506	GlaxoSmithKline Plc	161,854,628
2,494,316	Home Retail Group Plc	8,950,169
481,765	HSBC Holdings Plc	5,305,755
355,562	ICAP Plc	3,009,762

14	See accompanying notes to the financial statements.

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
587,863	IMI Plc	8,496,716
289,010	Kazakhmys Plc	6,793,226
2,794,562	Kesa Electricals Plc	5,819,289
466,807	Lancashire Holdings Ltd	4,562,743
18,212,881	Lloyds Banking Group Plc *	18,392,613
547,458	Next Plc	17,584,993
227,152	Petrofac Ltd	5,143,215
317,126	Reckitt Benckiser Group Plc	16,349,694
713,280	Rio Tinto Plc	50,226,795
511,945	Rolls – Royce Group Plc *	5,138,429
567,226	Royal Dutch Shell Group Class A (Amsterdam)	20,419,957
1,980,890	Royal Dutch Shell Plc A Shares (London)	71,258,241
1,552,411	Royal Dutch Shell Plc B Shares (London)	55,496,091
527,846	Scottish & Southern Energy Plc	10,630,705
260,883	Shire Plc	7,388,295
635,403	Smith & Nephew Plc	7,360,129
186,709	Spectris Plc	4,233,056
1,204,442	Stagecoach Group Plc	4,053,393
834,520	Standard Chartered Plc	22,072,086
755,574	Tesco Plc	4,962,806
926,118	Travis Perkins Plc	14,984,154
897,287	Trinity Mirror Plc *	1,180,831
753,886	Tullett Prebon Plc	4,986,732
2	Unilever Plc	59
26,623,735	Vodafone Group Plc	75,587,319
449,763	Weir Group Plc (The)	12,537,797
220,948	WH Smith Plc	1,653,511
2,427,575	William Hill Plc	7,569,995
608,278	Wolseley Plc *	21,179,266
554,213	WPP Plc	7,627,295
731,871	Xstrata Plc	16,738,707

	Total United Kingdom	1,115,450,144

	TOTAL COMMON STOCKS (COST $4,739,156,394)	5,346,578,949

See accompanying notes to the financial statements.	15

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value		Description	Value ($)

		PREFERRED STOCKS — 1.2%

		Germany — 1.2%
	56,602	Henkel AG & Co KGaA 1.61%	3,410,388
	229,517	Porsche Automobil Holding SE 0.17%	18,284,842
	327,429	ProSiebenSat.1 Media AG 4.97%	10,640,005
	190,774	Volkswagen AG 1.87%	32,442,030

		Total Germany	64,777,265

		TOTAL PREFERRED STOCKS (COST $44,524,273)	64,777,265

		RIGHTS AND WARRANTS — 0.0%

		Austria — 0.0%
	1,225,432	Immofinanz AG Rights, Expires 03/02/11 *	—

		TOTAL RIGHTS AND WARRANTS (COST $0)	—

		MUTUAL FUNDS — 0.9%

		United States — 0.9%
		Affiliated Issuers
	2,084,160	GMO U.S. Treasury Fund	52,104,000

		TOTAL MUTUAL FUNDS (COST $52,104,000)	52,104,000

		SHORT-TERM INVESTMENTS — 1.7%

		Time Deposits — 1.7%
CHF	9,577	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	10,308
DKK	57,569	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/11	10,655
GBP	148,134	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 03/01/11	240,815
HKD	77,836	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	9,994
JPY	14,890,120	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	182,020
NOK	57,623	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.97%, due 03/01/11	10,290
NZD	12,890	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.15%, due 03/01/11	9,698
SEK	64,339	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 03/01/11	10,158
SGD	358,211	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	281,657

16	See accompanying notes to the financial statements.

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		Time Deposits — continued
AUD	1,273,478	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.84%, due 03/01/11	1,296,591
CAD	34,468	Citibank (New York) Time Deposit, 0.23%, due 03/01/11	35,477
EUR	232,705	Citibank (New York) Time Deposit, 0.12%, due 03/01/11	321,122
USD	55,299	Citibank (New York) Time Deposit, 0.03%, due 03/01/11	55,299
USD	25,000,000	Commerzbank (Grand Cayman) Time Deposit, 0.16%, due 03/01/11	25,000,000
USD	19,700,000	HSBC Bank (USA) Time Deposit, 0.16%, due 03/01/11	19,700,000
USD	25,000,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.15%, due 03/01/11	25,000,000
USD	25,000,000	Societe Generale (Grand Cayman) Time Deposit, 0.15%, due 03/01/11	25,000,000

		Total Time Deposits	97,174,084

		TOTAL SHORT-TERM INVESTMENTS (COST $97,174,084)	97,174,084

		TOTAL INVESTMENTS — 99.3% (COST $4,932,958,751)	5,560,634,298
		Other Assets and Liabilities (net) — 0.7%	40,119,672

		TOTAL NET ASSETS — 100.0%	$5,600,753,970

See accompanying notes to the financial statements.	17

GMO International Core Equity Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement		Deliver/	Units of		Appreciation
Date	Counterparty	Receive	Currency	Value	(Depreciation)

Buys †
4/20/11	Brown Brothers Harriman & Co.	GBP	16,573,977	$26,931,164	$405,343
4/20/11	Deutsche Bank AG	GBP	14,697,355	23,881,829	397,660
4/20/11	Barclays Bank PLC	GBP	16,573,977	26,931,164	415,287
4/20/11	Bank of America, N.A.	GBP	27,166,412	44,142,881	610,825
4/20/11	Bank of New York Mellon	GBP	17,876,578	29,047,769	464,372
4/20/11	Morgan Stanley Capital Services Inc.	GBP	19,351,371	31,444,170	525,652
4/20/11	Royal Bank of Scotland PLC	GBP	10,579,539	17,190,762	270,451
4/20/11	Barclays Bank PLC	HKD	184,129,190	23,654,395	11,715
4/20/11	Morgan Stanley Capital Services Inc.	HKD	184,129,190	23,654,395	15,479
4/20/11	Brown Brothers Harriman & Co.	HKD	245,505,587	31,539,193	23,713
4/20/11	State Street Bank and Trust and Company	HKD	317,537,381	40,792,850	33,810
4/20/11	JPMorgan Chase Bank, N.A.	HKD	60,254,935	7,740,728	3,486
4/20/11	Deutsche Bank AG	JPY	1,399,968,000	17,119,197	333,111
4/20/11	Bank of America, N.A.	SEK	148,010,367	23,311,502	599,176
4/20/11	Deutsche Bank AG	SEK	117,804,372	18,554,084	504,253
4/20/11	Bank of New York Mellon	SEK	42,045,858	6,622,185	168,980
4/20/11	Royal Bank of Scotland PLC	SEK	50,932,818	8,021,874	217,556
4/20/11	JPMorgan Chase Bank, N.A.	SEK	98,804,003	15,561,543	425,894
4/20/11	Barclays Bank PLC	SGD	21,021,261	16,533,636	135,117
4/20/11	Bank of America, N.A.	SGD	96,716,350	76,069,313	614,594
4/20/11	Bank of New York Mellon	SGD	14,421,360	11,342,684	94,941
4/20/11	Morgan Stanley Capital Services Inc.	SGD	28,842,721	22,685,368	184,302
4/20/11	State Street Bank and Trust and Company	SGD	14,421,360	11,342,683	97,695

				$554,115,369	$6,553,412

Sales #
4/20/11	Barclays Bank PLC	AUD	5,512,174	$5,577,103	$(59,692)
4/20/11	Deutsche Bank AG	CAD	7,813,987	8,034,122	(138,398)
4/20/11	Morgan Stanley Capital Services Inc.	CAD	39,011,168	40,110,187	(703,733)
4/20/11	Royal Bank of Scotland PLC	CAD	6,520,031	6,703,713	(114,988)
4/20/11	State Street Bank and Trust and Company	CAD	35,863,258	36,873,595	(616,585)
4/20/11	Barclays Bank PLC	CAD	12,307,889	12,654,626	(216,573)
4/20/11	Brown Brothers Harriman & Co.	CAD	22,489,156	23,122,718	(462,249)

18	See accompanying notes to the financial statements.

GMO International Core Equity Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Forward Currency Contracts — continued

					Net Unrealized
Settlement		Deliver/	Units of		Appreciation
Date	Counterparty	Receive	Currency	Value	(Depreciation)

4/20/11	Deutsche Bank AG	CHF	33,930,010	$36,535,542	$(1,660,058)
4/20/11	Royal Bank of Scotland PLC	CHF	23,159,428	24,937,872	(1,053,284)
4/20/11	State Street Bank and Trust and Company	CHF	7,191,000	7,743,207	(330,493)
4/20/11	Barclays Bank PLC	CHF	26,440,731	28,471,151	(1,226,148)
4/20/11	Royal Bank of Scotland PLC	DKK	218,082,412	40,346,876	(992,369)
4/20/11	State Street Bank and Trust and Company	DKK	218,082,412	40,346,876	(962,626)
4/20/11	Royal Bank of Scotland PLC	EUR	9,037,163	12,463,127	(303,606)
4/20/11	Deutsche Bank AG	EUR	12,386,000	17,081,499	(452,613)
4/20/11	Bank of America, N.A.	EUR	25,349,395	34,959,282	(838,413)
4/20/11	Morgan Stanley Capital Services Inc.	EUR	10,933,000	15,077,671	(358,540)
4/20/11	Bank of America, N.A.	NZD	12,464,049	9,344,045	22,289

				$400,383,212	$(10,468,079)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

				Net Unrealized
		Expiration	Contract	Appreciation
Number of Contracts	Type	Date	Value	(Depreciation)

Buys
452	TOPIX	March 2011	$52,776,925	$2,899,558
447	FTSE/MIB	March 2011	69,346,536	5,513,597
571	MSCI Singapore	March 2011	31,842,485	(61,320)
278	DAX	March 2011	69,941,423	2,537,950
887	FTSE 100	March 2011	86,206,612	2,119,242

			$310,113,981	$13,009,027

Sales
391	S&P Toronto 60	March 2011	$65,406,124	$(4,602,329)
870	SPI 200	March 2011	107,458,973	(1,646,017)

			$172,865,097	$(6,248,346)

As of February 28, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	19

GMO International Core Equity Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.
(a)	Bankrupt issuer.
(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

20	See accompanying notes to the financial statements.

GMO International Core Equity Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $4,880,854,751) (Note 2)	$5,508,530,298
Investments in affiliated issuers, at value (cost $52,104,000) (Notes 2 and 10)	52,104,000
Receivable for Fund shares sold	67,623
Dividends and interest receivable	18,947,662
Foreign taxes receivable	1,220,385
Unrealized appreciation on open forward currency contracts (Note 4)	6,575,701
Receivable for collateral on open futures contracts (Note 2)	28,028,038
Receivable for variation margin on open futures contracts (Note 4)	1,065,656
Receivable for expenses reimbursed by Manager (Note 5)	228,312
Miscellaneous receivable	4,838

Total assets	5,616,772,513

Liabilities:
Payable for investments purchased	971,000
Payable for Fund shares repurchased	1,696,081
Payable to affiliate for (Note 5):
Management fee	1,637,101
Shareholder service fee	334,146
Trustees and Trust Officers or agents unaffiliated with the Manager	13,343
Unrealized depreciation on open forward currency contracts (Note 4)	10,490,368
Accrued expenses	876,504

Total liabilities	16,018,543

Net assets	$5,600,753,970

See accompanying notes to the financial statements.	21

GMO International Core Equity Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$6,167,007,713
Accumulated undistributed net investment income	14,200,543
Accumulated net realized loss	(1,211,128,815)
Net unrealized appreciation	630,674,529

$5,600,753,970

Net assets attributable to:
Class III shares	$857,774,266

Class IV shares	$1,235,302,845

Class VI shares	$3,507,676,859

Shares outstanding:
Class III	27,876,457

Class IV	40,168,568

Class VI	114,167,591

Net asset value per share:
Class III	$30.77

Class IV	$30.75

Class VI	$30.72

22	See accompanying notes to the financial statements.

GMO International Core Equity Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends (net of withholding taxes of $12,391,911)	$135,784,498
Interest	337,445
Dividends from affiliated issuers (Note 10)	21,106

Total investment income	136,143,049

Expenses:
Management fee (Note 5)	19,031,077
Shareholder service fee – Class III (Note 5)	1,400,910
Shareholder service fee – Class IV (Note 5)	923,881
Shareholder service fee – Class VI (Note 5)	1,676,237
Custodian and fund accounting agent fees	1,911,791
Legal fees	207,370
Trustees fees and related expenses (Note 5)	105,886
Audit and tax fees	91,354
Transfer agent fees	48,925
Registration fees	43,241
Miscellaneous	105,320

Total expenses	25,545,992
Fees and expenses reimbursed by Manager (Note 5)	(2,368,383)
Expense reductions (Note 2)	(1,946)

Net expenses	23,175,663

Net investment income (loss)	112,967,386

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(6,277,076)
Realized gains distributions from affiliated issuers (Note 10)	839
Closed futures contracts	6,956,971
Written options	3,563,998
Swap contracts	(841,549)
Foreign currency, forward contracts and foreign currency related transactions	7,455,597

Net realized gain (loss)	10,858,780

Change in net unrealized appreciation (depreciation) on:
Investments	971,444,534
Open futures contracts	14,237,917
Written options	(1,851,883)
Swap contracts	30,452
Foreign currency, forward contracts and foreign currency related transactions	(1,791,356)

Net unrealized gain (loss)	982,069,664

Net realized and unrealized gain (loss)	992,928,444

Net increase (decrease) in net assets resulting from operations	$1,105,895,830

See accompanying notes to the financial statements.	23

GMO International Core Equity Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$112,967,386	$93,456,349
Net realized gain (loss)	10,858,780	(785,833,674)
Change in net unrealized appreciation (depreciation)	982,069,664	2,113,210,885

Net increase (decrease) in net assets from operations	1,105,895,830	1,420,833,560

Distributions to shareholders from:
Net investment income
Class III	(19,384,014)	(36,644,433)
Class IV	(23,845,517)	(31,139,124)
Class VI	(71,405,695)	(72,326,484)

Total distributions from net investment income	(114,635,226)	(140,110,041)

Net share transactions (Note 9):
Class III	(334,920,790)	(205,314,911)
Class IV	236,787,681	(846,830,399)
Class VI	604,118,020	754,238,113

Increase (decrease) in net assets resulting from net share transactions	505,984,911	(297,907,197)

Total increase (decrease) in net assets	1,497,245,515	982,816,322

Net assets:
Beginning of period	4,103,508,455	3,120,692,133

End of period (including accumulated undistributed net investment income of $14,200,543 and $2,161,779, respectively)	$5,600,753,970	$4,103,508,455

24	See accompanying notes to the financial statements.

GMO International Core Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$25.63		$18.15		$37.25		$39.38		$35.23

Income (loss) from investment operations:
Net investment income (loss)†	0.62		0.55		0.92		1.01		0.86
Net realized and unrealized gain (loss)	5.11		7.79		(18.54)		(0.51)		6.06

Total from investment operations	5.73		8.34		(17.62)		0.50		6.92

Less distributions to shareholders:
From net investment income	(0.59)		(0.86)		(1.19)		(0.68)		(0.77)
From net realized gains	—		—		(0.29)		(1.95)		(2.00)

Total distributions	(0.59)		(0.86)		(1.48)		(2.63)		(2.77)

Net asset value, end of period	$30.77		$25.63		$18.15		$37.25		$39.38

Total Return(a)	22.61%		45.97%		(48.61)%		0.69%		20.04%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$857,774		$1,017,207		$855,690		$917,685		$877,816
Net expenses to average daily net assets	0.53	%(b)(c)	0.53	%(b)	0.53	%(d)	0.53	%(d)	0.53%
Net investment income (loss) to average daily net assets	2.28%		2.22%		3.08%		2.44%		2.29%
Portfolio turnover rate	40%		48%		41%		43%		47%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	25

GMO International Core Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$25.62		$18.14		$37.23		$39.36		$35.21

Income (loss) from investment operations:
Net investment income (loss)†	0.61		0.64		0.94		1.04		0.85
Net realized and unrealized gain (loss)	5.13		7.71		(18.53)		(0.52)		6.09

Total from investment operations	5.74		8.35		(17.59)		0.52		6.94

Less distributions to shareholders:
From net investment income	(0.61)		(0.87)		(1.21)		(0.70)		(0.79)
From net realized gains	—		—		(0.29)		(1.95)		(2.00)

Total distributions	(0.61)		(0.87)		(1.50)		(2.65)		(2.79)

Net asset value, end of period	$30.75		$25.62		$18.14		$37.23		$39.36

Total Return(a)	22.68%		46.04%		(48.56)%		0.75%		20.14%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,235,303		$797,730		$1,166,165		$947,063		$711,712
Net expenses to average daily net assets	0.47	%(b)(c)	0.47	%(b)	0.47	%(d)	0.47	%(d)	0.47%
Net investment income (loss) to average daily net assets	2.24%		2.65%		3.18%		2.51%		2.27%
Portfolio turnover rate	40%		48%		41%		43%		47%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

26	See accompanying notes to the financial statements.

GMO International Core Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007(a)

Net asset value, beginning of period	$25.60		$18.13		$37.22		$39.35		$36.09

Income (loss) from investment operations:
Net investment income (loss)†	0.61		0.52		0.92		0.98		0.74
Net realized and unrealized gain (loss)	5.13		7.83		(18.50)		(0.45)		5.33

Total from investment operations	5.74		8.35		(17.58)		0.53		6.07

Less distributions to shareholders:
From net investment income	(0.62)		(0.88)		(1.22)		(0.71)		(0.81)
From net realized gains	—		—		(0.29)		(1.95)		(2.00)

Total distributions	(0.62)		(0.88)		(1.51)		(2.66)		(2.81)

Net asset value, end of period	$30.72		$25.60		$18.13		$37.22		$39.35

Total Return(b)	22.69%		46.11%		(48.56)%		0.78%		17.24	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,507,677		$2,288,572		$1,098,838		$3,567,360		$1,377,829
Net expenses to average daily net assets	0.44	%(c)(d)	0.44	%(c)	0.44	%(e)	0.44	%(e)	0.44	%*
Net investment income (loss) to average daily net assets	2.25%		2.08%		3.07%		2.36%		2.11	%*
Portfolio turnover rate	40%		48%		41%		43%		47	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.05	%*

(a)	Period from March 28, 2006 (commencement of operations) through February 28, 2007.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 5).
(e)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	27

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO International Core Equity Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is high total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the MSCI EAFE Index. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to countries other than the U.S. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments. The terms “equities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. The Manager may make investments tied economically to emerging countries.

28

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2011, the Fund had three classes of shares outstanding: Class III, Class IV and Class VI. Each class of shares bears a different shareholder service fee.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.0% of net assets. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, 94.24% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.

29

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund considered certain bankrupt securities to be near worthless.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Australia	$—	$254,783,811	$—	$254,783,811
Austria	—	35,231,548	—	35,231,548
Belgium	—	49,495,750	—	49,495,750
Canada	132,989,994	—	—	132,989,994
Denmark	—	93,935,853	—	93,935,853
Finland	—	62,312,143	—	62,312,143
France	—	602,346,273	—	602,346,273
Germany	—	352,318,120	—	352,318,120
Greece	—	25,011,575	—	25,011,575
Hong Kong	—	86,006,352	—	86,006,352
Ireland	—	42,913,918	—	42,913,918
Israel	—	18,665,030	—	18,665,030
Italy	—	310,519,152	—	310,519,152
Japan	—	1,297,598,369	4,808	1,297,603,177

30

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Malta	$—	$0 *	$—	$—
Netherlands	—	103,899,358	—	103,899,358
New Zealand	—	17,982,961	—	17,982,961
Norway	—	14,168,021	—	14,168,021
Portugal	—	1,644,172	—	1,644,172
Singapore	—	129,119,892	—	129,119,892
Spain	—	106,620,007	—	106,620,007
Sweden	—	185,639,577	—	185,639,577
Switzerland	—	307,922,121	—	307,922,121
United Kingdom	—	1,115,450,144	—	1,115,450,144

TOTAL COMMON STOCKS	132,989,994	5,213,584,147	4,808	5,346,578,949

Preferred Stocks
Germany	—	64,777,265	—	64,777,265

TOTAL PREFERRED STOCKS	—	64,777,265	—	64,777,265

Rights and Warrants
Austria	—	—	—	—

TOTAL RIGHTS AND WARRANTS	—	—	—	—

Mutual Funds	52,104,000	—	—	52,104,000

TOTAL MUTUAL FUNDS	52,104,000	—	—	52,104,000

Short-Term Investments	97,174,084	—	—	97,174,084

Total Investments	282,268,078	5,278,361,412	4,808	5,560,634,298

Derivatives**
Forward Currency Contracts
Foreign exchange risk	—	6,575,701	—	6,575,701
Futures Contracts
Equity risk	—	13,070,347	—	13,070,347

Total Derivatives	—	19,646,048	—	19,646,048

Total	$282,268,078	$5,298,007,460	$4,808	$5,580,280,346

31

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives**
Forward Currency Contracts
Foreign exchange risk	$—	$(10,490,368)	$—	$(10,490,368)
Futures Contracts
Equity risk	(4,602,329)	(1,707,337)	—	(6,309,666)

Total	$(4,602,329)	$(12,197,705)	$—	$(16,800,034)

*	Represents the interest in securities that have no value at February 28, 2011.

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

**	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.0% of total net assets.

32

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
	Balances				Change in			Balances	Investments
	as of	Net	Accrued	Total	Unrealized	Transfer	Transfer	as of	Held as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	in to	out of	February 28,	February 28,
	2010	Sales	Premiums	Gain/(Loss)	(Depreciation)	level 3*	level 3*	2011	2011
Common Stocks
Japan	$—	$101,519	$—	$—	$(1,689,730)	$1,593,019 **	$—	$4,808	$(1,689,730)

Total	$—	$101,519	$—	$—	$(1,689,730)	$1,593,019 **	$—	$4,808	$(1,689,730)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to change in observable and/or unobservable inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United

33

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investments gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions, redemption in-kind transactions, and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$114,635,226	$140,110,041

Total distributions	$114,635,226	$140,110,041

34

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$62,075,136
Other Tax Attributes:
Capital loss carryforwards	$(1,169,257,857)
Post-October capital loss deferral	$(7,185,707)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(215,235,940)
February 28, 2018	(906,840,158)
February 28, 2019	(47,181,759)

Total	$(1,169,257,857)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$5,015,933,717	$804,530,797	$(259,830,216)	$544,700,581

For the year ended February 28, 2011, the Fund had net realized gains attributed to redemption in-kind transactions of $1,969,978.

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or

35

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the

36

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

37

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may

38

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

39

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor, supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, futures contracts representing 0.2% of the net assets of the Fund, directly and through investments in the underlying funds, were valued using fair value prices based on those adjustments. The Fund and those underlying funds classify such securities as Level 2 inputs in the table above. During the period ended February 28, 2011, the Fund used futures

40

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2011, the Fund used purchased call option contracts as a substitute for direct equity investment (when paired with written put options). The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2011, the fund held written put option contracts as a substitute for direct equity investment (when paired with purchased call options). The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

41

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For the year ended February 28, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal			Principal
	Amount	Number		Amount	Number
	of Contracts	of Contracts	Premiums	of Contracts	of Contracts	Premiums

Outstanding, beginning of year	(7,593,720)	—	$(3,563,998)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised
Options expired	7,593,720	—	3,563,998	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

42

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publically traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that

43

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund held swap agreements to achieve returns comparable to holding and lending a direct equity position. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$0	$—	$—
Unrealized appreciation on future contracts *	—	—	—	13,070,347	—	13,070,347
Unrealized appreciation on forward currency contracts	—	6,575,701	—	—	—	6,575,701

Total	$—	$6,575,701	$—	$13,070,347	$—	$19,646,048

Liabilities:
Unrealized depreciation on future contracts *	$—	$—	$—	$(6,309,666)	$—	$(6,309,666)
Unrealized depreciation on forward currency contracts	—	(10,490,368)	—	—	—	(10,490,368)

Total	$—	$(10,490,368)	$—	$(6,309,666)	$—	$(16,800,034)

44

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  Fair values of derivative instruments on the Statement of Assets and Liabilities as of
  February 28, 2011∧: — continued

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (rights and warrants)	$—	$—	$—	$(2,074,402)	$—	$(2,074,402)
Investments (purchased options)	—	—	—	(347,337)	—	(347,337)
Future contracts	—	—	—	6,956,971	—	6,956,971
Forward currency contracts	—	7,964,932	—	—	—	7,964,932
Swap Agreements	—	—	—	(841,549)	—	(841,549)
Written options	—	—	—	3,563,998	—	3,563,998

Total	$—	$7,964,932	$—	$7,257,681	$—	$15,222,613

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased option)	$—	$—	$—	$(1,795,096)	$—	$(1,795,096)
Written options	—	—	—	(1,851,883)	—	(1,851,883)
Future contracts	—	—	—	14,237,917	—	14,237,917
Forward currency contracts	—	(1,912,831)	—	—	—	(1,912,831)
Swap Agreements	—	—	—	30,452	—	30,452

Total	$—	$(1,912,831)	$—	$10,621,390	$—	$8,708,559

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and warrants), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended February 28, 2011:

	Forward
	currency	Futures	Swap		Rights/
	contracts	contracts	agreements	Options	Warrants

Average amount outstanding	$759,783,403	$394,661,251	$2,173,278	$11,505,246	$194,234

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.38% of average daily net assets. The Fund has adopted a Shareholder Service Plan under

45

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.09% for Class IV shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.38% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $105,886 and $35,486, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder
service fees and	Indirect Shareholder
interest expense)	Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

46

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $2,512,853,484 and $1,871,036,275, respectively. Cost of purchases and proceeds from sales of securities for in-kind transactions for the year ended February 28, 2011 were $23,434,850. Securities disposed of through in-kind transactions for the ended February 28, 2010 was $100,215,863.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 24.89% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, less than 0.01% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 53.27% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	2,463,046	$66,280,281	5,821,799	$134,795,005
Shares issued to shareholders in reinvestment of distributions	560,802	15,619,160	1,151,413	29,417,970
Shares repurchased	(14,833,654)	(416,820,231)	(14,431,649)	(369,527,886)

Net increase (decrease)	(11,809,806)	$(334,920,790)	(7,458,437)	$(205,314,911)

47

GMO International Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class IV:	Shares	Amount	Shares	Amount

Shares sold	13,529,839	$370,185,016	9,373,640	$227,088,783
Shares issued to shareholders in reinvestment of distributions	844,993	23,555,860	1,230,113	31,139,124
Shares repurchased	(5,342,796)	(156,953,195)	(43,764,218)	(1,105,058,306)

Net increase (decrease)	9,032,036	$236,787,681	(33,160,465)	$(846,830,399)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class VI:	Shares	Amount	Shares	Amount

Shares sold	40,476,055	$1,042,988,639	37,566,602	$943,897,308
Shares issued to shareholders in reinvestment of distributions	2,563,418	71,321,453	2,801,043	72,288,666
Shares repurchased	(18,277,138)	(510,192,072)	(11,578,500)	(261,947,861)

Net increase (decrease)	24,762,335	$604,118,020	28,789,145	$754,238,113

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forthbelow:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Tresury Fund	$—	$52,104,000	$—	$21,106	$839	$52,104,000

Totals	$—	$52,104,000	$—	$21,106	$839	$52,104,000

48

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Core Equity Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

49

GMO International Core Equity Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

50

GMO International Core Equity Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.53%	$1,000.00	$1,261.60	$2.97
2) Hypothetical	0.53%	$1,000.00	$1,022.17	$2.66

Class IV

1) Actual	0.47%	$1,000.00	$1,262.10	$2.64
2) Hypothetical	0.47%	$1,000.00	$1,022.46	$2.36

Class VI

1) Actual	0.44%	$1,000.00	$1,262.20	$2.47
2) Hypothetical	0.44%	$1,000.00	$1,022.61	$2.21

*	Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

51

GMO International Core Equity Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

During the year ended February 28, 2011, the Fund paid foreign taxes of $12,391,007 and recognized foreign source income of $148,176,409.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

52

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

53

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

54

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

55

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

56

GMO International Equity Allocation Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Equity Allocation Fund returned +22.4% for the fiscal year ended February 28, 2011, as compared with +21.1% for the MSCI ACWI (All Country World Index) ex-U.S. Index.

Underlying fund implementation added 1.9% to relative performance, as GMO International Growth Equity Fund, GMO International Intrinsic Value Fund, and GMO Emerging Markets Fund all outperformed their respective benchmarks during the period.

Asset allocation detracted 0.7% from relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO International Equity Allocation Fund Class III Shares and the MSCI ACWI ex-U.S.
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .21% on the purchase and .21% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Equity Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.2%
Preferred Stocks	2.9
Short-Term Investments	1.7
Investment Funds	0.4
Debt Obligations	0.1
Futures Contracts	0.1
Rights and Warrants	0.0 ∧
Forward Currency Contracts	(0.0)∧
Swap Agreements	(0.1)
Other	0.7

100.0%

Country / Region Summary**	% of Investments
Emerging***	25.7%
Japan	17.9
United Kingdom	16.2
France	7.0
Germany	6.5
Switzerland	5.1
Italy	3.6
Sweden	3.5
Singapore	2.5
Denmark	1.8
Hong Kong	1.6
Canada	1.6
Netherlands	1.4
Spain	1.2
Australia	1.0
Finland	0.8
Belgium	0.7
Austria	0.4
Greece	0.4
Ireland	0.4
Norway	0.4
Israel	0.2

1

GMO International Equity Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Country / Region Summary**	% of Investments
New Zealand	0.1%
Portugal	0.0 ∧

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
**	The table above shows indirect country exposure associated with investments in underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes exposure through forward currency contracts.
***	The “Emerging” exposure is comprised of Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and Venezuela.
∧	Rounds to 0.0%

2

GMO International Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
22,985,910	GMO Emerging Markets Fund, Class VI	331,226,965
1,135,495	GMO Flexible Equities Fund, Class VI	22,278,407
19,338,511	GMO International Growth Equity Fund, Class IV	461,803,642
19,840,078	GMO International Intrinsic Value Fund, Class IV	462,273,821

	TOTAL MUTUAL FUNDS (COST $1,125,458,592)	1,277,582,835

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
28,436	State Street Eurodollar Time Deposit, 0.01%, due 03/01/11	28,436

	TOTAL SHORT-TERM INVESTMENTS (COST $28,436)	28,436

	TOTAL INVESTMENTS — 100.0% (Cost $1,125,487,028)	1,277,611,271
	Other Assets and Liabilities (net) — (0.0%)	(60,359)

	TOTAL NET ASSETS — 100.0%	$1,277,550,912

See accompanying notes to the financial statements.	3

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $28,436) (Note 2)	$28,436
Investments in affiliated issuers, at value (cost $1,125,458,592) (Notes 2 and 10)	1,277,582,835
Receivable for Fund shares sold	14,429
Receivable for expenses reimbursed by Manager (Note 5)	12,880
Miscellaneous receivable	30

Total assets	1,277,638,610

Liabilities:
Payable for investments purchased	14,460
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	3,095
Accrued expenses	70,143

Total liabilities	87,698

Net assets	$1,277,550,912

Net assets consist of:
Paid-in capital	$1,261,854,206
Accumulated undistributed net investment income	1,897,735
Accumulated net realized loss	(138,325,272)
Net unrealized appreciation	152,124,243

$1,277,550,912

Net assets attributable to:
Class III shares	$1,277,550,912

Shares outstanding:
Class III	118,311,149

Net asset value per share:
Class III	$10.80

4	See accompanying notes to the financial statements.

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$15,970,014
Interest	181

Total investment income	15,970,195

Expenses:
Custodian, fund accounting agent and transfer agent fees	58,215
Legal fees	46,523
Audit and tax fees	34,211
Trustees fees and related expenses (Note 5)	24,134
Registration fees	8,351
Miscellaneous	24,195

Total expenses	195,629
Fees and expenses reimbursed by Manager (Note 5)	(163,107)
Expense reductions (Note 2)	(1,191)

Net expenses	31,331

Net investment income (loss)	15,938,864

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(52,192,432)

Net realized gain (loss)	(52,192,432)

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	281,822,523

Net realized and unrealized gain (loss)	229,630,091

Net increase (decrease) in net assets resulting from operations	$245,568,955

See accompanying notes to the financial statements.	5

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$15,938,864	$27,661,703
Net realized gain (loss)	(52,192,432)	(29,625,725)
Change in net unrealized appreciation (depreciation)	281,822,523	278,327,502

Net increase (decrease) in net assets from operations	245,568,955	276,363,480

Distributions to shareholders from:
Net investment income
Class III	(18,783,271)	(22,901,437)
Net realized gains
Class III	—	(9,699,836)

	(18,783,271)	(32,601,273)

Net share transactions (Note 9):
Class III	32,524,189	253,658,379
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	509,786	647,780

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	33,033,975	254,306,159

Total increase (decrease) in net assets	259,819,659	498,068,366

Net assets:
Beginning of period	1,017,731,253	519,662,887

End of period (including accumulated undistributed net investment income of $1,897,735 and $4,742,142, respectively)	$1,277,550,912	$1,017,731,253

6	See accompanying notes to the financial statements.

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$8.96		$6.17		$16.45		$17.96		$17.13

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.13		0.28		0.40		0.31		0.33
Net realized and unrealized gain (loss)	1.87		2.81		(7.20)		1.32		2.85

Total from investment operations	2.00		3.09		(6.80)		1.63		3.18

Less distributions to shareholders:
From net investment income	(0.16)		(0.20)		(0.39)		(1.00)		(0.83)
From net realized gains	—		(0.10)		(3.09)		(2.14)		(1.52)

Total distributions	(0.16)		(0.30)		(3.48)		(3.14)		(2.35)

Net asset value, end of period	$10.80		$8.96		$6.17		$16.45		$17.96

Total Return(b)	22.43%		50.37%		(48.63)%		7.81%		19.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,277,551		$1,017,731		$519,663		$755,542		$758,757
Net expenses to average daily net assets(c)(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%
Net investment income (loss) to average daily net assets(a)	1.39%		3.21%		3.46%		1.66%		1.87%
Portfolio turnover rate	13%		11%		33%		9%		4%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.02%		0.02%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(f)	$0.01		$0.01		$0.00	(f)	$0.00 (f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	7

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO International Equity Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the MSCI ACWI (All Country World Index) ex-U.S. Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds. The Fund also may invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities directly. Although the Fund’s primary exposure is to foreign equity investments (including emerging country equities, both growth and value style equities, and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests (including through investment in the underlying funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect (e.g., through the underlying funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

8

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 2.0% of net assets. Those underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value those foreign securities (including futures, derivatives and other securities whose values are based on indices comprised of such securities) as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, those foreign equity securities, foreign index futures contracts and swap agreements representing 88.5%, 0.1%, and less than 0.1%, respectively, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The

9

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$1,277,582,835	$—	$—	$1,277,582,835
Short-Term Investments	28,436	—	—	28,436

Total Investments	1,277,611,271	—	—	1,277,611,271

Total	$1,277,611,271	$—	$—	$1,277,611,271

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’

10

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 2.0% of total net assets.

The Fund held no direct investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carry forwards, post-October capital losses and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$18,783,271	$22,919,561
Net long-term capital gain	—	9,681,712

Total distributions	$18,783,271	$32,601,273

11

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$1,897,735

Other Tax Attributes:
Capital loss carryforwards	$(3,739,688)
Post-October capital loss deferral	$(15,531,973)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(165,440)
February 28, 2019	(3,574,248)

Total	$(3,739,688)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$1,244,540,639	$33,070,632	$—	$33,070,632

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are

12

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Prior to June 30, 2010, the premium on cash purchases and the fee on cash redemptions were each 0.18% of the amount invested or redeemed. Effective June 30, 2010, the premium on cash purchases and the fee on cash redemptions were each 0.21% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired

13

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

(e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. All or a portion of the Fund’s purchase premiums and/or redemption fees may be waived at the Manager’s discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and/or redemption fees imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur/reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of a Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S.

14

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Leveraging Risk (increased risk of

15

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Market Risk — Fixed Income Securities (risk that the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls may cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

4.	Derivative financial instruments

At February 28, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). This contractual expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

16

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $24,134 and $8,173, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
0.591%	0.081%	< 0.001%	0.672%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2011 aggregated $181,085,115, and $150,891,543, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, the Fund had no shareholders who individually held more than 10% of the Fund’s outstanding shares.

As of February 28, 2011, 0.01% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

17

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	16,477,257	$149,910,732	37,135,791	$324,432,360
Shares issued to shareholders in reinvestment of distributions	1,752,100	17,463,440	3,381,013	29,900,935
Shares repurchased	(13,525,592)	(134,849,983)	(11,107,975)	(100,674,916)
Purchase premiums	—	280,115	—	533,167
Redemption fees	—	229,671	—	114,613

Net increase (decrease)	4,703,765	$33,033,975	29,408,829	$254,306,159

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO Asset Allocation Bond Fund, Class VI	$—	$24,975	$24,880	$—	$—	$—
GMO Emerging Markets Fund, Class VI	225,157,009	63,505,988	22,204,074	4,453,457	—	331,226,965
GMO Flexible Equities Fund, Class VI	20,420,861	1,605,665	1,006,157	296,341	—	22,278,407
GMO International Growth Equity Fund, Class IV	378,180,167	57,931,038	58,655,082	4,624,985	—	461,803,642
GMO International Intrinsic Value Fund, Class IV	374,634,191	57,816,600	48,969,513	6,394,382	—	462,273,821
GMO International Small Companies, Class III	19,366,944	200,849	20,031,837	200,849	—	—

Totals	$1,017,759,172	$181,085,115	$150,891,543	$15,970,014	$—	$1,277,582,835

18

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

19

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

20

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.68%	$1,000.00	$1,227.10	$3.75
2) Hypothetical	0.68%	$1,000.00	$1,021.42	$3.41

*	Expenses are calculated using the Class’s annualized net expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

21

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

22

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

23

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

24

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

GMO International Growth Equity Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Growth Equity Fund
(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO International Growth Equity Fund returned +22.5% for the fiscal year ended February 28, 2011, as compared with +20.0% for the MSCI EAFE Index and +21.3% for the MSCI EAFE Growth Index.

Relative to the benchmark, stock selection was the primary driver of the outperformance. Holdings in Danish pharmaceutical Novo Nordisk and Australian mining company Rio Tinto added value. An overweight position in British pharmaceutical GlaxoSmithKline and an underweight position in German auto maker Daimler detracted from relative performance.

Country selection also had a positive impact on relative performance. This was mainly from an overweight to Sweden, which outperformed.

Sector selection had a negative impact on performance relative to the benchmark. The Fund’s overweight to Health Care, which underperformed, and underweight to Materials, which outperformed, both detracted from relative performance.

Currency selection had a negative impact on relative performance mainly from the Fund’s underweight in the Australian dollar and Swiss franc.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO International Growth Equity Fund Class III Shares and the MSCI EAFE Growth Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to the GMO International Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO International Growth Fund.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Growth Equity Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.1%
Mutual Funds	1.5
Preferred Stocks	1.0
Short-Term Investments	0.9
Futures Contracts	0.1
Rights and Warrants	0.0 ^
Forward Currency Contracts	(0.1)
Other	0.5

100.0%

Country Summary	% of Investments*
United Kingdom	25.5%
Japan	19.9
Germany	9.9
Switzerland	9.4
Sweden	6.9
France	6.8
Denmark	3.8
Singapore	3.4
Canada	3.0
Hong Kong	2.8
Netherlands	2.2
Australia	2.1
Finland	1.2
Belgium	0.9
Norway	0.7
Spain	0.6
Greece	0.3
Ireland	0.3
Austria	0.2
Israel	0.1
Italy	0.0 ^

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments. The table excludes exposure through forward currency contracts. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.
^	Rounds to 0.0%.

1

GMO International Growth Equity Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Industry Group Summary	% of Equity Investments**
Pharmaceuticals, Biotechnology & Life Sciences	15.5%
Capital Goods	12.6
Materials	9.7
Food, Beverage & Tobacco	8.5
Automobiles & Components	6.6
Banks	4.7
Telecommunication Services	4.7
Technology Hardware & Equipment	4.4
Retailing	3.5
Energy	3.3
Consumer Durables & Apparel	3.0
Software & Services	2.9
Media	2.5
Transportation	2.4
Household & Personal Products	2.4
Food & Staples Retailing	2.2
Health Care Equipment & Services	2.0
Diversified Financials	1.9
Utilities	1.9
Commercial & Professional Services	1.8
Consumer Services	1.3
Semiconductors & Semiconductor Equipment	0.9
Real Estate	0.7
Insurance	0.6

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 96.1%

	Australia — 4.2%
665,762	BHP Billiton Ltd	31,460,046
102,383	Cochlear Ltd	8,087,884
198,959	CSL Ltd	7,227,728
228,680	Newcrest Mining Ltd	8,838,543
233,138	Rio Tinto Ltd	20,356,604
78,366	Sims Metal Management Ltd	1,508,939
2,745,087	Telstra Corp Ltd	7,816,520
279,650	Wesfarmers Ltd	9,472,922
207,771	Westpac Banking Corp	5,014,637
334,527	Woodside Petroleum Ltd	14,588,146
1,230,630	Woolworths Ltd	33,761,952

	Total Australia	148,133,921

	Austria — 0.2%
39,776	Andritz AG	3,358,851
363,023	Immofinanz AG *	1,603,108
946,419	Immofinanz AG (Entitlement Shares) *	—
27,324	Raiffeisen International Bank Holding	1,641,069

	Total Austria	6,603,028

	Belgium — 0.9%
44,144	Anheuser-Busch InBev NV	2,465,345
51,174	Bekaert NV	5,551,491
67,628	Belgacom SA	2,536,818
122,585	Colruyt SA	6,160,644
41,750	Delhaize Group	3,224,947
69,806	Mobistar SA	4,462,166
90,188	Telenet Group Holding NV *	4,045,710
92,515	Umicore SA	4,664,446

	Total Belgium	33,111,567

See accompanying notes to the financial statements.	3

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Canada — 3.3%
52,700	Bank of Montreal	3,360,910
394,500	Barrick Gold Corp	20,822,356
343,700	Canadian National Railway Co	25,138,513
216,300	Eldorado Gold Corp	3,684,592
50,300	Enbridge Inc	3,005,419
78,300	IGM Financial Inc	3,803,983
80,800	Imperial Oil Ltd	4,207,372
123,700	Magna International Inc Class A	6,092,373
39,000	Metro Inc Class A	1,766,250
78,800	Pacific Rubiales Energy Corp	2,640,860
61,200	Potash Corp of Saskatchewan Inc	3,770,709
220,300	Research In Motion Ltd *	14,546,081
172,900	Rogers Communications Inc Class B	6,104,133
59,500	Royal Bank of Canada	3,477,953
127,700	Shoppers Drug Mart Corp	5,415,305
56,900	Silver Wheaton Corp *	2,418,784
88,000	Teck Resources Ltd Class B	4,868,509
66,979	Valeant Pharmaceuticals International Inc	2,687,984

	Total Canada	117,812,086

	Denmark — 3.7%
204	AP Moller – Maersk A/S Class A	2,022,440
76,709	Carlsberg A/S Class B	8,147,607
225,760	Danske Bank A/S *	5,292,096
850,876	Novo-Nordisk A/S Class B	107,246,371
66,400	Novozymes A/S Class B	9,280,711

	Total Denmark	131,989,225

	Finland — 1.2%
100,375	Alma Media Corp	1,277,539
164,942	Kone Oyj Class B	9,002,243
115,015	Metso Oyj	5,949,466
68,893	Nokian Renkaat Oyj	2,797,120
353,774	Nokia Oyj	3,050,120

4	See accompanying notes to the financial statements.

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Finland — continued
397,637	Stora Enso Oyj Class R	4,479,372
495,478	UPM — Kymmene Oyj	9,839,242
93,946	Wartsila Oyj	7,223,664

	Total Finland	43,618,766

	France — 6.8%
37,598	Air Liquide SA	4,867,644
62,909	Arkema	4,599,578
303,100	BNP Paribas	23,655,502
77,048	Bureau Veritas SA	5,949,720
57,999	Carrefour SA	2,848,395
19,406	Christian Dior SA	2,797,125
57,801	Compagnie de Saint-Gobain	3,452,391
177,032	Credit Agricole SA	3,107,838
133,721	Danone SA	8,381,267
55,638	Dassault Systemes SA	4,261,269
73,628	Essilor International SA	5,261,666
85,766	Eutelsat Communications	3,422,771
58,862	Hermes International	12,804,539
30,534	Iliad SA	3,422,985
98,477	L’Oreal SA	11,458,059
120,296	Legrand SA	5,049,520
168,001	LVMH Moet Hennessy Louis Vuitton SA	26,495,727
19,922	Neopost SA	1,889,322
74,384	Peugeot SA *	2,979,332
44,382	PPR	6,733,473
74,966	Publicis Groupe SA	4,276,171
159,831	Renault SA *	9,801,250
86,486	Rhodia SA	2,492,583
94,497	Safran SA	3,363,478
280,807	Sanofi-Aventis	19,417,220
75,878	Schneider Electric SA	12,567,904
219,715	SES SA	5,657,140
160,742	Societe Generale	11,302,687

See accompanying notes to the financial statements.	5

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	France — continued
253,239	Total SA	15,523,556
52,741	Valeo SA *	3,287,083
35,424	Vallourec SA	3,677,619
24,880	Wendel	2,567,540
49,833	Zodiac Aerospace	3,480,863

	Total France	240,853,217

	Germany — 6.4%
69,960	Adidas AG	4,492,807
264,566	BASF AG	22,059,511
408,791	Bayerische Motoren Werke AG	33,211,191
59,394	Beiersdorf AG	3,564,413
633,575	Daimler AG (Registered) *	44,774,202
220,298	Deutsche Lufthansa AG (Registered) *	4,513,318
18,771	Fielmann AG	1,676,469
19,074	Henkel AG & Co KGaA	975,150
1,032,933	Infineon Technologies AG	11,347,297
49,249	K+S AG	3,807,107
157,252	Lanxess AG	11,717,454
15,918	Linde AG	2,432,748
86,361	MAN SE	11,006,481
56,447	MTU Aero Engines Holding AG	3,771,831
849,498	SAP AG	51,334,042
22,353	Software AG	3,614,082
92,255	Stada Arzneimittel AG	3,694,552
53,119	Suedzucker AG	1,461,904
102,041	Symrise AG	2,680,490
20,723	Volkswagen AG	3,152,351

	Total Germany	225,287,400

	Greece — 0.3%
257,869	Alpha Bank A.E. *	1,704,749
213,637	EFG Eurobank Ergasias *	1,364,439

6	See accompanying notes to the financial statements.

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Greece — continued
381,931	National Bank of Greece SA *	3,550,810
248,210	OPAP SA	5,182,442

	Total Greece	11,802,440

	Hong Kong — 2.8%
508,500	BOC Hong Kong Holdings Ltd	1,581,251
1,202,000	Cathay Pacific Airways Ltd	2,803,024
1,922,500	CLP Holdings Ltd	15,659,006
933,274	Esprit Holdings Ltd	4,593,420
452,000	Hang Seng Bank Ltd	7,212,810
4,050,340	Hong Kong & China Gas	9,129,110
89,200	Hong Kong Aircraft Engineering Co Ltd	1,375,945
598,900	Hong Kong Exchanges & Clearing Ltd	13,028,095
1,168,000	Hutchison Whampoa Ltd	13,793,955
84,400	Jardine Matheson Holdings Ltd	3,899,280
1,382,500	Power Assets Holdings Ltd	9,037,822
1,391,600	Sands China Ltd *	3,308,022
2,671,000	SJM Holdings Ltd	3,954,653
132,000	Sun Hung Kai Properties Ltd	2,145,215
469,000	Swire Pacific Ltd	6,581,869
796,000	Wynn Macau Ltd	2,151,112

	Total Hong Kong	100,254,589

	Ireland — 0.3%
399,767	CRH Plc	9,244,784

	Israel — 0.1%
169,275	Israel Chemicals Ltd	2,818,844

	Italy — 0.1%
66,940	Assicurazioni Generali SPA	1,514,859
139,665	Fiat SPA	1,297,010
153,164	Mediobanca SPA	1,621,522

	Total Italy	4,433,391

See accompanying notes to the financial statements.	7

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Japan — 19.7%
41,300	ABC-Mart Inc	1,648,508
274,000	Aeon Co Ltd	3,457,109
315,000	Asahi Glass Co Ltd	4,404,419
188,400	Astellas Pharma Inc	7,408,092
930,550	Canon Inc	45,000,838
672	Central Japan Railway Co	6,022,905
294,700	Chugai Pharmaceutical Co Ltd	5,678,982
123,000	Daihatsu Motor Co Ltd	1,945,299
160,700	Daiichi Sankyo Co Ltd	3,451,279
579,000	Dainippon Ink and Chemicals Inc	1,544,180
146,500	Daito Trust Construction Co Ltd	12,004,717
190,500	Dena Co Ltd	7,393,634
76,000	Denso Corp	2,855,222
252,300	Eisai Co Ltd	9,451,682
233,700	Fanuc Ltd	36,506,086
55,500	Fast Retailing Co Ltd	8,713,763
393,000	Fujitsu Ltd	2,665,020
814,000	Fuji Heavy Industries Ltd	7,014,276
45,600	Hirose Electric Co Ltd	5,228,422
120,500	Hisamitsu Pharmaceutical Co Inc	4,873,746
3,816,000	Hitachi Ltd	23,225,782
999,700	Honda Motor Co Ltd	43,629,084
427,900	Hoya Corp	10,267,047
1,605	INPEX Corp	11,278,139
613,000	Ishikawajima-Harima Heavy Industries Co Ltd	1,613,031
1,606,000	Isuzu Motors Ltd	7,262,327
547,100	Itochu Corp	5,689,336
87,700	Ito En Ltd	1,557,651
768	Japan Tobacco Inc	3,176,911
1,323,500	JX Holdings Inc	9,323,364
704	Kakaku.com Inc	4,126,114
708,700	Kao Corp	19,142,582
767,000	Kawasaki Kisen Kaisha Ltd	3,356,732
874	KDDI Corp	5,675,810

8	See accompanying notes to the financial statements.

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
51,830	Keyence Corp	14,188,395
1,108,000	Kintetsu Corp	3,502,720
1,095,000	Kobe Steel Ltd	2,996,972
584,100	Komatsu Ltd	17,919,415
142,000	Kuraray Co Ltd	2,016,824
113,300	Lawson Inc	5,579,078
373,000	Marubeni Corp	2,862,977
875,000	Mazda Motor Corp	2,266,106
1,552,500	Mitsubishi Chemical Holdings Corp	11,385,629
656,000	Mitsubishi Electric Corp	7,794,898
985,000	Mitsui OSK Lines Ltd	6,549,760
120,700	Murata Manufacturing Co Ltd	8,998,039
86,400	Nabtesco Corp	2,059,906
269,000	NHK Spring Co Ltd	3,161,150
40,100	Nidec Corp	3,740,484
49,900	Nintendo Co Ltd	14,674,857
1,242,000	Nippon Yusen KK	5,493,084
1,123,600	Nissan Motor Co Ltd	11,545,104
91,050	Nitori Co Ltd	8,061,541
124,000	Nitto Denko Corp	7,519,431
148,100	Nomura Research Institute Ltd	3,476,041
601	NTT Data Corp	2,147,935
9,472	NTT Docomo Inc	17,793,868
557,000	Odakyu Electric Railway Co Ltd	5,194,039
146,900	Olympus Corp	4,318,058
129,100	Omron Corp	3,599,768
54,600	Ono Pharmaceutical Co Ltd	2,858,779
51,400	Oriental Land Co Ltd	5,146,213
12,730	ORIX Corp	1,433,675
4,389	Rakuten Inc	3,900,819
152,200	Resona Holdings Inc	831,480
337,000	Ricoh Company Ltd	4,496,561
74,400	Sankyo Co Ltd	4,213,902
44,300	Santen Pharmaceutical Co Ltd	1,732,912

See accompanying notes to the financial statements.	9

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
29,500	Sawai Pharmaceuticals Co Ltd	2,768,642
138,700	Secom Co Ltd	7,002,229
163,200	Sega Sammy Holdings Inc	3,724,073
706	Seven Bank Ltd	1,513,588
28,000	Shimamura Co Ltd	2,712,281
165,600	Shin-Etsu Chemical Co Ltd	9,574,146
187,200	Shionogi & Co Ltd	3,556,584
284,000	Shiseido Co Ltd	5,795,915
51,300	SMC Corp	8,805,717
506,100	SoftBank Corp	20,807,841
203,400	Stanley Electric Co Ltd	3,746,121
546,700	Sumitomo Corp	8,122,433
223,000	Sumitomo Trust & Banking Co Ltd	1,420,868
69,200	Sysmex Corp	4,504,786
536,600	Takeda Pharmaceutical Co Ltd	26,733,388
189,700	Terumo Corp	10,417,630
109,200	THK Co Ltd	2,887,982
374,000	Tobu Railway Co Ltd	1,821,908
688,000	Toshiba Corp	4,520,886
92,400	Toyota Tsusho Corp	1,754,561
107,000	Toyo Suisan Kaisha Ltd	2,425,564
158,400	Trend Micro Inc	4,949,534
116,500	Tsumura & Co	3,778,723
240,300	Unicharm Corp	9,303,451
22,420	Yahoo Japan Corp	8,452,484
64,280	Yamada Denki Co Ltd	4,910,264
61,700	Yamato Kogyo Co Ltd	2,036,648

	Total Japan	698,100,756

	Netherlands — 2.2%
439,407	Aegon NV *	3,382,278
80,900	ASML Holding NV	3,523,667
66,838	Fugro NV	5,622,414
92,727	Heineken NV	4,782,098

10	See accompanying notes to the financial statements.

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Netherlands — continued
64,753	Koninklijke Vopak NV	3,130,407
942,313	Koninklijke KPN NV	15,256,097
179,410	Koninklijke Philips Electronics NV	5,862,572
543,143	Reed Elsevier NV	7,164,547
909,919	Unilever NV	27,444,930

	Total Netherlands	76,169,010

	Norway — 0.7%
65,501	Frontline Ltd	1,774,103
1,015,622	Golden Ocean Group Ltd	1,312,369
303,962	Norsk Hydro ASA	2,507,780
23,573	Schibsted ASA	720,677
132,967	Seadrill Ltd	5,078,889
91,282	Statoil ASA	2,410,222
103,715	TGS Nopec Geophysical Co ASA	2,681,536
143,483	Yara International ASA	7,618,391

	Total Norway	24,103,967

	Singapore — 3.3%
2,313,000	Cosco Corp	3,585,523
1,559,000	Ezra Holdings Ltd	1,921,539
914,000	Fraser & Neave Ltd	4,046,629
5,479,000	Genting Singapore Plc *	8,250,246
11,242,000	Golden Agri-Resources Ltd	5,766,320
1,392,000	Hyflux Ltd	2,109,984
1,249,000	Keppel Corp Ltd	11,098,805
216,000	Keppel Land Ltd	718,659
2,275,000	Midas Holdings Ltd	1,330,710
2,075,000	Neptune Orient Lines Ltd *	3,361,655
1,079,000	Olam International Ltd	2,366,954
874,000	Oversea-Chinese Banking Corp Ltd	6,344,794
895,000	Sembcorp Industries Ltd	3,365,702
1,540,000	SembCorp Marine Ltd	6,513,706
1,093,000	Singapore Airport Terminal Services Ltd	2,196,841

See accompanying notes to the financial statements.	11

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Singapore — continued
1,545,000	Singapore Exchange Ltd	9,627,921
2,509,000	Singapore Press Holdings Ltd	7,659,842
3,765,000	Singapore Technologies Engineering Ltd	9,473,558
6,935,500	Singapore Telecommunications	16,242,316
1,975,000	SMRT Corp Ltd	3,047,063
1,406,000	StarHub Ltd	2,900,324
880,000	Wilmar International Ltd	3,523,744
2,008,000	Yangzijiang Shipbuilding Holdings Ltd	2,837,284

	Total Singapore	118,290,119

	Spain — 0.6%
215,331	Inditex SA	15,604,889
32,984	Red Electrica de Espana	1,772,622
134,185	Telefonica SA	3,411,546

	Total Spain	20,789,057

	Sweden — 6.9%
372,814	Alfa Laval AB	7,616,400
91,996	Alliance Oil Company Ltd SDR *	1,655,707
336,646	Assa Abloy AB Class B	9,428,186
648,581	Atlas Copco AB	14,743,241
857,854	Atlas Copco AB Class A	21,568,754
202,951	Boliden AB	4,339,665
182,705	Elekta AB Class B	6,969,097
574,414	Ericsson LM B Shares	7,377,769
82,833	Getinge AB Class B	2,023,154
1,101,423	Hennes & Mauritz AB Class B	35,988,244
300,179	Hexagon AB Class B	6,628,858
295,355	Investor AB Class B	6,796,555
122,440	Kinnevik Investment AB	2,745,965
121,374	Lundin Petroleum AB *	1,509,811
73,467	Millicom International Cellular SA SDR	6,439,966
83,340	Modern Times Group AB Class B	5,577,405
37,627	Oriflame Cosmetics SA SDR	2,203,313
537,840	Sandvik AB	10,322,568

12	See accompanying notes to the financial statements.

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Sweden — continued
652,325	Scania AB Class B	14,549,201
678,979	Skandinaviska Enskilda Banken AB Class A	6,176,086
660,927	SKF AB Class B	18,446,645
635,590	Swedbank AB Class A *	11,199,146
309,947	Swedish Match AB	9,791,659
321,784	Tele2 AB Class B	7,347,232
1,288,615	Volvo AB Class B *	22,302,950

	Total Sweden	243,747,577

	Switzerland — 9.4%
409,252	Compagnie Financiere Richemont SA Class A	23,419,040
31,236	Geberit AG (Registered)	6,736,779
25,499	Kuehne & Nagel International AG (Registered)	3,429,701
1,972,320	Nestle SA (Registered)	111,670,797
72,257	Nobel Biocare Holding AG	1,389,669
1,108,502	Novartis AG (Registered)	62,294,079
559,718	Roche Holding AG (Non Voting)	84,429,242
28,284	Schindler Holding AG	3,186,945
4,260	SGS SA (Registered)	7,420,237
719	Sika AG	1,540,534
41,398	Sonova Holding AG (Registered)	5,503,992
10,340	Swatch Group AG	4,404,442
5,973	Swisscom AG (Registered)	2,637,159
55,141	Synthes Inc	7,570,286
316,505	UBS AG (Registered) *	6,280,338

	Total Switzerland	331,913,240

	United Kingdom — 23.0%
400,314	Admiral Group Plc	10,989,678
618,590	Aggreko Plc	14,556,176
300,267	AMEC Plc	5,682,441
1	Anglo American Plc	54
236,248	Antofagasta Plc	5,410,496
1,560,092	ARM Holdings Plc	15,588,889

See accompanying notes to the financial statements.	13

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
151,674	ASOS Plc *	4,647,521
183,356	Associated British Foods Plc	2,881,548
520,550	AstraZeneca Plc	25,471,715
517,577	BAE Systems Plc	2,767,844
586,692	Balfour Beatty Plc	3,333,753
1,631,101	Barclays Plc	8,464,822
656,734	BG Group Plc	15,991,885
195,920	BHP Billiton Plc	7,766,157
1,431,891	British American Tobacco Plc	57,367,300
1,347,085	British Sky Broadcasting Group Plc	17,221,129
5,026,399	BT Group Plc	14,929,577
1,010,658	Burberry Group Plc	19,697,049
345,674	Cairn Energy Plc *	2,400,257
653,827	Capita Group Plc	7,711,140
1	Carnival Plc	45
2,285,143	Centrica Plc	12,636,572
48,646	Chemring Group Plc	2,593,234
1,477,786	Cobham Plc	5,416,141
1,100,617	Compass Group Plc	9,903,533
332,023	Croda International Plc	8,547,749
1,824,625	Diageo Plc	35,672,519
343,520	Drax Group Plc	2,204,660
274,020	Eurasian Natural Resources Corp	4,299,326
552,119	Experian Plc	7,001,783
184,813	Fresnillo Plc	4,795,134
1,229,254	GKN Plc	4,193,074
6,690,076	GlaxoSmithKline Plc	128,425,428
602,106	ICAP Plc	5,096,708
336,543	IMI Plc	4,864,246
722,232	Informa Plc	5,103,133
433,147	Inmarsat Plc	4,717,784
266,088	InterContinental Hotels Group Plc	5,917,352
430,040	International Power Plc	2,337,895
276,809	Intertek Group Plc	8,115,639

14	See accompanying notes to the financial statements.

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
183,276	Investec Plc	1,408,105
2,830,044	ITV Plc *	4,012,347
2,792,835	Legal & General Group Plc	5,395,550
721,266	LG Group Holdings Plc	5,254,067
22,368,567	Lloyds Banking Group Plc *	22,589,309
1,030,058	Man Group Plc	4,813,001
970,007	Marks & Spencer Group Plc	5,461,652
307,887	Micro Focus International Plc	1,417,582
242,117	National Grid Plc	2,249,878
213,711	Next Plc	6,864,648
331,337	Petrofac Ltd	7,502,189
103,522	Petropavlovsk Plc	1,825,903
27,976	Randgold Resources Ltd *	2,265,553
582,844	Reckitt Benckiser Group Plc	30,049,006
1,028,647	Reed Elsevier Plc	9,184,374
241,297	Rightmove Plc	3,493,310
505,851	Rio Tinto Plc	35,620,338
512,637	Rolls – Royce Group Plc *	5,145,374
658,507	Sage Group Plc (The)	3,043,449
81,666	Scottish & Southern Energy Plc	1,644,736
388,876	Serco Group Plc	3,443,219
205,936	Severn Trent Plc	4,981,348
658,884	Shire Plc	18,659,818
310,046	Smiths Group Plc	6,740,029
986,291	Smith & Nephew Plc	11,424,606
70,302	Spectris Plc	1,593,883
1,209,978	Standard Chartered Plc	32,002,515
502,838	Tesco Plc	3,302,771
280,882	TUI Travel Plc	1,107,892
346,578	Tullett Prebon Plc	2,292,511
196,456	Unilever Plc	5,824,688
5,727,585	Vodafone Group Plc	16,261,159
388,994	Weir Group Plc (The)	10,843,773
414,605	William Hill Plc	1,292,878

See accompanying notes to the financial statements.	15

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
228,713	Wolseley Plc *	7,963,420
492,599	WPP Plc	6,779,339
739,377	Xstrata Plc	16,910,377

	Total United Kingdom	815,385,983

	TOTAL COMMON STOCKS (COST $2,939,073,992)	3,404,462,967

	PREFERRED STOCKS — 1.0%

	Germany — 1.0%
55,648	Porsche Automobil Holding SE 0.17%	4,433,287
168,386	ProSiebenSat.1 Media AG 4.97%	5,471,806
159,288	Volkswagen AG 1.87%	27,087,686

	Total Germany	36,992,779

	TOTAL PREFERRED STOCKS (COST $25,938,683)	36,992,779

	RIGHTS AND WARRANTS — 0.0%

	Austria — 0.0%
363,023	Immofinanz AG Rights, Expires 03/02/11 *	—

	Canada — 0.0%
19,162	Kinross Gold Corp, Expires 09/17/14 *	54,633

	TOTAL RIGHTS AND WARRANTS (COST $67,723)	54,633

	MUTUAL FUNDS — 1.5%

	United States — 1.5%
	Affiliated Issuers
2,084,161	GMO U.S. Treasury Fund	52,104,025

	TOTAL MUTUAL FUNDS (COST $52,104,025)	52,104,025

16	See accompanying notes to the financial statements.

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.9%

		Time Deposits — 0.9%
JPY	14,750,960	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	180,319
NOK	57,513	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.97%, due 03/01/11	10,270
NZD	1,461	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.15%, due 03/01/11	1,099
AUD	9,852	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.84%, due 03/01/11	10,031
DKK	54,527	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/11	10,092
GBP	570,117	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 03/01/11	926,810
HKD	77,838	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	9,995
SEK	64,339	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 03/01/11	10,158
SGD	184,195	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	144,830
CHF	9,610	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	10,343
CAD	97,769	Citibank (New York) Time Deposit, 0.23%, due 03/01/11	100,632
EUR	167,095	Citibank (New York) Time Deposit, 0.12%, due 03/01/11	230,583
USD	23,357	Citibank (New York) Time Deposit, 0.03%, due 03/01/11	23,357
USD	4,700,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.15%, due 03/01/11	4,700,000
USD	25,000,000	Societe Generale (Grand Cayman) Time Deposit, 0.15%, due 03/01/11	25,000,000

		Total Time Deposits	31,368,519

		TOTAL SHORT-TERM INVESTMENTS (COST $31,368,519)	31,368,519

		TOTAL INVESTMENTS — 99.5% (Cost $3,048,552,942)	3,524,982,923
		Other Assets and Liabilities (net) — 0.5%	18,224,772

		TOTAL NET ASSETS — 100.0%	$3,543,207,695

See accompanying notes to the financial statements.	17

GMO International Growth Equity Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement		Deliver/	Units of		Appreciation
Date	Counterparty	Receive	Currency	Value	(Depreciation)

Buys †
4/20/11	Brown Brothers Harriman & Co.	AUD	11,320,129	$11,453,470	$199,111
4/20/11	State Street Bank and Trust and Company	AUD	1,127,666	1,140,949	20,049
4/20/11	Bank of New York Mellon	EUR	4,712,649	6,499,201	147,587
4/20/11	Brown Brothers Harriman & Co.	EUR	2,473,620	3,411,363	80,633
4/20/11	Deutsche Bank AG	EUR	2,580,380	3,558,595	94,293
4/20/11	Royal Bank of Scotland PLC	EUR	10,682,325	14,731,965	358,876
4/20/11	Bank of America, N.A.	GBP	15,129,915	24,584,698	340,190
4/20/11	Bank of New York Mellon	GBP	4,714,159	7,660,068	122,458
4/20/11	Barclays Bank PLC	GBP	14,524,664	23,601,222	363,938
4/20/11	Brown Brothers Harriman & Co.	GBP	20,846,128	33,873,010	509,825
4/20/11	JPMorgan Chase Bank, N.A.	GBP	9,222,831	14,986,239	238,406
4/20/11	Morgan Stanley Capital Services Inc.	GBP	6,646,795	10,800,421	180,551
4/20/11	Royal Bank of Scotland PLC	GBP	2,664,092	4,328,900	68,104
4/20/11	State Street Bank and Trust and Company	GBP	7,378,829	11,989,908	91,325
4/20/11	Barclays Bank PLC	HKD	114,596,892	14,721,838	7,291
4/20/11	Brown Brothers Harriman & Co.	HKD	152,795,856	19,629,117	14,758
4/20/11	JPMorgan Chase Bank, N.A.	HKD	56,620,174	7,273,784	3,276
4/20/11	Morgan Stanley Capital Services Inc.	HKD	114,596,892	14,721,838	9,633
4/20/11	State Street Bank and Trust and Company	HKD	212,847,783	27,343,766	22,663
4/20/11	Bank of New York Mellon	JPY	1,985,993,376	24,285,278	444,393
4/20/11	Barclays Bank PLC	JPY	423,543,931	5,179,213	95,262
4/20/11	Deutsche Bank AG	JPY	1,590,642,662	19,450,820	378,480
4/20/11	JPMorgan Chase Bank, N.A.	JPY	1,575,305,877	19,263,277	354,199
4/20/11	Morgan Stanley Capital Services Inc.	JPY	599,388,579	7,329,490	135,615
4/20/11	Bank of America, N.A.	SGD	14,891,566	11,712,510	94,630
4/20/11	Bank of New York Mellon	SGD	14,413,175	11,336,246	94,887
4/20/11	Barclays Bank PLC	SGD	12,634,475	9,937,262	81,210
4/20/11	Morgan Stanley Capital Services Inc.	SGD	14,413,175	11,336,246	92,099
4/20/11	Royal Bank of Scotland PLC	SGD	14,413,174	11,336,246	96,720
4/20/11	State Street Bank and Trust and Company	SGD	14,413,175	11,336,246	97,640

				$398,813,186	$4,838,102

18	See accompanying notes to the financial statements.

GMO International Growth Equity Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Forward Currency Contracts — continued

					Net Unrealized
Settlement		Deliver/	Units of		Appreciation
Date	Counterparty	Receive	Currency	Value	(Depreciation)

	Sales #
4/20/11	Bank of New York Mellon	CAD	31,287,488	$32,168,916	$(544,310)
4/20/11	Deutsche Bank AG	CAD	38,057,437	39,129,588	(674,059)
4/20/11	Royal Bank of Scotland PLC	CAD	16,075,226	16,528,096	(283,504)
4/20/11	State Street Bank and Trust and Company	CAD	4,859,949	4,996,863	(83,555)
4/20/11	Bank of New York Mellon	CHF	17,908,579	19,283,803	(817,543)
4/20/11	Barclays Bank PLC	CHF	22,637,086	24,375,419	(1,049,759)
4/20/11	Brown Brothers Harriman & Co.	CHF	3,911,914	4,212,315	(181,824)
4/20/11	Deutsche Bank AG	CHF	10,892,767	11,729,238	(532,939)
4/20/11	JPMorgan Chase Bank, N.A.	CHF	3,124,000	3,363,896	(146,545)
4/20/11	Royal Bank of Scotland PLC	CHF	7,069,937	7,612,847	(321,539)
4/20/11	State Street Bank and Trust and Company	CHF	31,579,411	34,004,437	(1,451,364)
4/20/11	Royal Bank of Scotland PLC	EUR	7,714,000	10,638,357	(135,491)
4/20/11	Barclays Bank PLC	NOK	52,149,481	9,287,242	(389,228)
4/20/11	Brown Brothers Harriman & Co.	NOK	12,219,539	2,176,164	(91,310)
4/20/11	Royal Bank of Scotland	NOK	29,516,216	5,256,510	(226,143)
4/20/11	Bank of New York Mellon	SEK	48,727,046	7,674,467	(195,832)
4/20/11	Barlclays Bank PLC	SEK	46,389,309	7,306,275	(188,184)
4/20/11	Brown Brothers Harriman & Co.	SEK	165,313,119	26,036,670	(672,561)
4/20/11	JPMorgan Chase Bank, N.A.	SEK	185,461,964	29,210,095	(799,433)
4/20/11	State Street Bank and Trust and Company	SEK	66,282,770	10,439,478	(271,319)

				$305,430,676	$(9,056,442)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.	19

GMO International Growth Equity Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
336	DAX	March 2011	$84,533,518	$2,788,080
836	FTSE 100	March 2011	81,249,975	1,762,491
44	MSCI Singapore	March 2011	2,453,712	(4,725)
1	OMXS 30	March 2011	17,849	(85)

			$168,255,054	$4,545,761

Sales
27	FTSE/MIB	March 2011	$4,188,717	$(80,073)
3	IBEX 35	March 2011	449,110	(3,621)
84	S&P Toronto 60	March 2011	14,051,443	(1,005,812)
609	SPI 200	March 2011	75,221,281	(1,080,213)

			$93,910,551	$(2,169,719)

As of February 28, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

SDR - Swedish Depository Receipt

*	Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

20	See accompanying notes to the financial statements.

GMO International Growth Equity Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $2,996,448,917) (Note 2)	$3,472,878,898
Investments in affiliated issuers, at value (cost $52,104,025) (Notes 2 and 10)	52,104,025
Receivable for investments sold	288,814
Receivable for Fund shares sold	26,874
Dividends and interest receivable	8,186,373
Foreign taxes receivable	724,577
Unrealized appreciation on open forward currency contracts (Note 4)	4,838,102
Receivable for collateral on open futures contracts (Note 4)	16,248,585
Receivable for variation margin on open futures contracts (Note 4)	799,900
Receivable for expenses reimbursed by Manager (Note 5)	142,296
Miscellaneous receivable	4,841

Total assets	3,556,243,285

Liabilities:
Payable for investments purchased	1,273,671
Payable for Fund shares repurchased	468,962
Payable to affiliate for (Note 5):
Management fee	1,348,993
Shareholder service fee	275,211
Trustees and Trust Officers or agents unaffiliated with the Manager	8,418
Unrealized depreciation on open forward currency contracts (Note 4)	9,056,442
Accrued expenses	603,893

Total liabilities	13,035,590

Net assets	$3,543,207,695

See accompanying notes to the financial statements.	21

GMO International Growth Equity Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$3,694,013,730
Accumulated undistributed net investment income	24,125,263
Accumulated net realized loss	(649,656,328)
Net unrealized appreciation	474,725,030

$3,543,207,695

Net assets attributable to:
Class III shares	$713,815,134

Class IV shares	$2,829,392,561

Shares outstanding:
Class III	29,911,521

Class IV	118,506,324

Net asset value per share:
Class III	$23.86

Class IV	$23.88

22	See accompanying notes to the financial statements.

GMO International Growth Equity Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends (net of withholding taxes of $6,437,861)	$76,440,665
Interest	143,566
Dividends from affiliated issuers (Note 10)	17,945

Total investment income	76,602,176

Expenses:
Management fee (Note 5)	16,070,186
Shareholder service fee – Class III (Note 5)	972,881
Shareholder service fee – Class IV (Note 5)	2,308,905
Custodian and fund accounting agent fees	1,363,453
Legal fees	141,049
Audit and tax fees	86,377
Trustees fees and related expenses (Note 5)	68,743
Transfer agent fees	47,378
Registration fees	10,900
Miscellaneous	83,974

Total expenses	21,153,846
Fees and expenses reimbursed by Manager (Note 5)	(1,699,570)
Expense reductions (Note 2)	(95)

Net expenses	19,454,181

Net investment income (loss)	57,147,995

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	158,999,411
Realized gains distributions from affiliated issuers (Note 10)	839
Futures contracts	13,054,816
Foreign currency, forward contracts and foreign currency related transactions	(5,927,331)

Net realized gain (loss)	166,127,735

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	455,119,255
Futures contracts	2,352,031
Foreign currency, forward contracts and foreign currency related transactions	(5,642,620)

Net unrealized gain (loss)	451,828,666

Net realized and unrealized gain (loss)	617,956,401

Net increase (decrease) in net assets resulting from operations	$675,104,396

See accompanying notes to the financial statements.	23

GMO International Growth Equity Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$57,147,995	$48,888,962
Net realized gain (loss)	166,127,735	(346,641,383)
Change in net unrealized appreciation (depreciation)	451,828,666	1,102,964,055

Net increase (decrease) in net assets from operations	675,104,396	805,211,634

Distributions to shareholders from:
Net investment income
Class III	(6,873,838)	(23,585,622)
Class IV	(28,588,429)	(68,814,208)

Total distributions from net investment income	(35,462,267)	(92,399,830)

Net share transactions (Note 9):
Class III	(13,932,829)	(161,885,236)
Class IV	97,906,301	284,191,131

Increase (decrease) in net assets resulting from net share transactions	83,973,472	122,305,895

Total increase (decrease) in net assets	723,615,601	835,117,699

Net assets:
Beginning of period	2,819,592,094	1,984,474,395

End of period (including accumulated undistributed net investment income of $24,125,263 and $6,922,911, respectively)	$3,543,207,695	$2,819,592,094

24	See accompanying notes to the financial statements.

GMO International Growth Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$19.68		$14.46		$27.68		$31.37		$29.90

Income (loss) from investment operations:
Net investment income (loss)†	0.37		0.37		0.54		0.69		0.77
Net realized and unrealized gain (loss)	4.03		5.52		(11.93)		1.28		4.80

Total from investment operations	4.40		5.89		(11.39)		1.97		5.57

Less distributions to shareholders:
From net investment income	(0.22)		(0.67)		(0.88)		(0.40)		(0.49)
From net realized gains	—		—		(0.95)		(5.26)		(3.61)

Total distributions	(0.22)		(0.67)		(1.83)		(5.66)		(4.10)

Net asset value, end of period	$23.86		$19.68		$14.46		$27.68		$31.37

Total Return(a)	22.48%		41.10%		(43.54)%		5.04%		19.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$713,815		$599,455		$564,067		$1,018,040		$950,332
Net expenses to average daily net assets	0.65	%(b)	0.65	%(b)	0.66	%(c)	0.67	%(c)	0.67%
Net investment income (loss) to average daily net assets	1.74%		2.00%		2.43%		2.13%		2.46%
Portfolio turnover rate	59%		65%		63%		92%		74%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.06%		0.06%		0.05%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	25

GMO International Growth Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007(a)

Net asset value, beginning of period	$19.69		$14.46		$27.70		$31.38		$29.92

Income (loss) from investment operations:
Net investment income (loss)†	0.38		0.35		0.55		0.73		0.20
Net realized and unrealized gain (loss)	4.05		5.56		(11.95)		1.26		4.48

Total from investment operations	4.43		5.91		(11.40)		1.99		4.68

Less distributions to shareholders:
From net investment income	(0.24)		(0.68)		(0.89)		(0.41)		(0.50)
From net realized gains	—		—		(0.95)		(5.26)		(2.72)

Total distributions	(0.24)		(0.68)		(1.84)		(5.67)		(3.22)

Net asset value, end of period	$23.88		$19.69		$14.46		$27.70		$31.38

Total Return(b)	22.59%		41.26%		(43.53)%		5.11%		15.79	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,829,393		$2,220,138		$1,420,407		$2,516,653		$2,864,791
Net expenses to average daily net assets	0.59	%(c)	0.59	%(c)	0.60	%(d)	0.61	%(d)	0.61	%*
Net investment income (loss) to average daily net assets	1.79%		1.89%		2.47%		2.24%		1.01	%*
Portfolio turnover rate	59%		65%		63%		92%		74	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.06%		0.06%		0.05%		0.05	%*

(a)	Period from July 12, 2006 (commencement of operations) through February 28, 2007.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.
*	Annualized.
**	Not annualized.

26	See accompanying notes to the financial statements.

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO International Growth Equity Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is high total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the MSCI EAFE Growth Index. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to countries other than the U.S. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in equity investments. The terms “equities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. The Manager may make investments tied economically to emerging countries.

27

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different shareholder service fee.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, 93.8% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation

28

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities and derivatives due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Australia	$—	$148,133,921	$—	$148,133,921
Austria	—	6,603,028	—	6,603,028
Belgium	—	33,111,567	—	33,111,567

29

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Canada	$117,812,086	$—	$—	$117,812,086
Denmark	—	131,989,225	—	131,989,225
Finland	—	43,618,766	—	43,618,766
France	—	240,853,217	—	240,853,217
Germany	—	225,287,400	—	225,287,400
Greece	—	11,802,440	—	11,802,440
Hong Kong	—	100,254,589	—	100,254,589
Ireland	—	9,244,784	—	9,244,784
Israel	—	2,818,844	—	2,818,844
Italy	—	4,433,391	—	4,433,391
Japan	—	698,100,756	—	698,100,756
Netherlands	—	76,169,010	—	76,169,010
Norway	—	24,103,967	—	24,103,967
Singapore	—	118,290,119	—	118,290,119
Spain	—	20,789,057	—	20,789,057
Sweden	—	243,747,577	—	243,747,577
Switzerland	—	331,913,240	—	331,913,240
United Kingdom	—	815,385,983	—	815,385,983

TOTAL COMMON STOCKS	117,812,086	3,286,650,881	—	3,404,462,967

Preferred Stocks
Germany	—	36,992,779	—	36,992,779

TOTAL PREFERRED STOCKS	—	36,992,779	—	36,992,779

Rights and Warrants
Austria	—	0 *	—	0
Canada	—	54,633	—	54,633

TOTAL RIGHTS AND WARRANTS	—	54,633	—	54,633

Mutual Funds
United States	52,104,025	—	—	52,104,025

TOTAL MUTUAL FUNDS	52,104,025	—	—	52,104,025

Short-Term Investments	31,368,519	—	—	31,368,519

Total Investments	201,284,630	3,323,698,293	—	3,524,982,923

30

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives **
Forward Currency Contracts
Foreign currency risk	$—	$4,838,102	$—	$4,838,102
Futures Contracts
Equity risk	—	4,550,571	—	4,550,571

Total Derivatives	—	9,388,673	—	9,388,673

Total	$201,284,630	$3,333,086,966	$—	$3,534,371,596

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives **
Forward Currency Contracts
Foreign currency risk	$—	$(9,056,442)	$—	$(9,056,442)
Futures Contracts
Equity risk	(1,005,812)	(1,168,717)	—	(2,174,529)

Total Derivatives	(1,005,812)	(10,225,159)	—	(11,230,971)

Total	$(1,005,812)	$(10,225,159)	$—	$(11,230,971)

*	Represents the interest in securities that have no value at February 28, 2011.

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

**	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

31

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during

32

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, differing treatment of dividend reserves, foreign currency transactions, post-October capital losses, passive foreign investment company transactions, and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$35,462,267	$92,399,830

Total distributions	$35,462,267	$92,399,830

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$23,364,101

Other Tax Attributes:
Capital loss carryforwards	$(640,523,555)

33

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(50,291,148)
February 28, 2018	(590,232,407)

Total	$(640,523,555)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$3,058,697,090	$553,931,534	$(87,645,701)	$466,285,833

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if

34

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization,

35

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Growth Securities — Because growth securities typically trade at higher multiples of current earnings than other securities, their market values are often more sensitive than other securities to changes in future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

36

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

37

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign

38

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor and supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, futures contracts representing 0.1% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified using Level 2 inputs in the table above. During the year ended February 28, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

39

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or

40

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

41

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

42

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$54,633	$—	$54,633
Unrealized appreciation on futures contracts *	—	—	—	4,550,571	—	4,550,571
Unrealized appreciation on forward currency contracts	—	4,838,102	—	—	—	4,838,102

Total	$—	$4,838,102	$—	$4,605,204	$—	$9,443,306

Liabilities:
Unrealized depreciation on futures contracts *	$—	$—	$—	$(2,174,529)	$—	$(2,174,529)
Unrealized depreciation on forward currency contracts	—	(9,056,442)	—	—	—	(9,056,442)

Total	$—	$(9,056,442)	$—	$(2,174,529)	$—	$(11,230,971)

The Effect of Derivative Instruments on the Statement of Operations for the period ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (rights and warrants)	$—	$—	$—	$(485,448)	$—	$(485,448)
Futures contracts	—	—	—	13,054,816	—	13,054,816
Forward currency contracts	—	(6,478,202)	—	—	—	(6,478,202)

Total	$—	$(6,478,202)	$—	$12,569,368	$—	$6,091,166

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$(13,090)	$—	$(13,090)
Futures contracts	—	—	—	2,352,031	—	2,352,031
Forward currency contracts	—	(5,578,298)	—	—	—	(5,578,298)

Total	$—	$(5,578,298)	$—	$2,338,941	$—	$(3,239,357)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for

43

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights/warrants) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Forward
	currency	Futures	Rights/
	contracts	contracts	Warrants

Average amount outstanding	$577,702,873	$247,878,197	$227,478

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at an annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.09% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.50% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011

44

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

was $68,743 and $22,886, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Total Indirect
expense)	Service Fees	Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $2,055,147,123 and $1,824,200,291, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 36.27% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Three of the shareholders are other funds of the Trust.

As of February 28, 2011, 0.01% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 96.92% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

45

GMO International Growth Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	3,308,278	$68,564,402	3,178,735	$55,629,413
Shares issued to shareholders in reinvestment of distributions	254,526	5,561,605	1,004,291	18,257,187
Shares repurchased	(4,112,235)	(88,058,836)	(12,738,058)	(235,771,836)

Net increase (decrease)	(549,431)	$(13,932,829)	(8,555,032)	$(161,885,236)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class IV:	Shares	Amount	Shares	Amount

Shares sold	35,082,074	$722,622,353	48,775,661	$853,284,883
Shares issued to shareholders in reinvestment of distributions	1,299,639	28,446,372	3,733,797	68,447,053
Shares repurchased	(30,641,075)	(653,162,424)	(37,956,677)	(637,540,805)

Net increase (decrease)	5,740,638	$97,906,301	14,552,781	$284,191,131

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$—	$147,241,598	$95,137,573	$17,945	$839	$52,104,025

Totals	$—	$147,241,598	$95,137,573	$17,945	$839	$52,104,025

46

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Growth Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Growth Equity Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

47

GMO International Growth Equity Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

48

GMO International Growth Equity Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.65%	$1,000.00	$1,239.00	$3.61
2) Hypothetical	0.65%	$1,000.00	$1,021.57	$3.26

Class IV

1) Actual	0.59%	$1,000.00	$1,240.00	$3.28
2) Hypothetical	0.59%	$1,000.00	$1,021.87	$2.96

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

49

GMO International Growth Equity Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

During the year ended February 28, 2011, the Fund paid foreign taxes of $6,437,681 and recognized foreign source income of $82,878,527.

For taxable, non-corporate shareholders, 100% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

50

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

51

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

52

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

53

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

54

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO International Intrinsic Value Fund returned +20.9% for the fiscal year ended February 28, 2011, as compared with +20.0% for the MSCI EAFE Index and +18.6% for the MSCI EAFE Value Index.

Relative to the benchmark, stock selection was largely responsible for the outperformance. An underweight position in British oil company BP and overweight positions in Canadian auto parts maker Magna International and Japanese oil company JX Holdings were among the biggest contributors. On the negative side, an underweight position in German industrial Siemens and an overweight position in Japanese financial Resona Holdings detracted from relative performance.

Country selection had a negative impact on relative performance. An underweight to Germany, which outperformed, and overweight to Ireland, which underperformed, hurt despite the benefit from an underweight to Australia, which underperformed.

Sector selection had a positive impact on performance relative to the index. The value added from overweighting Consumer Discretionary, which outperformed, and underweighting Utilities, which underperformed, outweighed the negative impact from overweighting Health Care, which underperformed.

Currency selection had a positive impact on relative performance mainly from the Fund’s underweight to the euro and overweight to the Canadian dollar.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $35,000,000 Investment in
GMO International Intrinsic Value Fund Class III Shares and the MSCI EAFE Value Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.3%
Forward Currency Contracts	0.0	^
Preferred Stocks	0.9
Futures Contracts	0.1
Mutual Funds	0.5
Short-Term Investments	0.2
Rights and Warrants	0.0	^
Other	1.0

	100.0%

Country Summary*	% of Investments
Japan	25.0%
United Kingdom	19.0
France	12.4
Italy	9.9
Germany	7.9
Switzerland	4.6
Singapore	3.4
Sweden	2.7
Spain	2.6
Netherlands	1.8
Hong Kong	1.5
Canada	1.3
Denmark	1.3
Belgium	1.1
Finland	1.0
Austria	0.9
Greece	0.8
Ireland	0.8
Australia	0.7
Israel	0.5
New Zealand	0.4
Norway	0.4
Malta	0.0	^
Portugal	0.0	^

	100.0%

^	Rounds to 0.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments, if any. The table excludes exposure through forward currency contracts. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Industry Group Summary	% of Equity Investments**
Pharmaceuticals, Biotechnology & Life Sciences	15.9%
Energy	15.0
Banks	9.7
Capital Goods	8.4
Telecommunication Services	7.7
Materials	6.6
Utilities	5.8
Automobiles & Components	5.2
Retailing	3.0
Consumer Durables & Apparel	2.8
Real Estate	2.7
Food, Beverage & Tobacco	2.5
Diversified Financials	2.4
Media	2.0
Technology Hardware & Equipment	1.8
Transportation	1.7
Food & Staples Retailing	1.3
Software & Services	1.3
Insurance	1.0
Consumer Services	1.0
Household & Personal Products	0.9
Health Care Equipment & Services	0.6
Semiconductors & Semiconductor Equipment	0.4
Commercial & Professional Services	0.3

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

2

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 97.3%

	Australia — 3.2%
2	Australia and New Zealand Banking Group Ltd	50
277,973	BHP Billiton Ltd	13,135,390
2,907,948	BlueScope Steel Ltd	6,232,052
1,910,199	Charter Hall Office (REIT)	6,223,976
628,130	Commonwealth Bank of Australia	34,143,594
4,814,098	Dexus Property Group (REIT)	4,211,464
7,260,431	Goodman Group (REIT)	5,203,574
3,060,505	GPT Group (REIT)	9,720,786
8,221,532	ING Office Fund	5,130,459
879,555	Macquarie Atlas Roads Group *	1,488,824
6,112,780	Mirvac Group (REIT)	8,130,452
3,210,115	Pacific Brands Ltd *	2,910,383
13	Qantas Airways Ltd *	31
85,959	Rio Tinto Ltd	7,505,569
4,834,188	Stockland (REIT)	18,810,630
4	Suncorp-Metway Ltd	34
1,026,637	TABCORP Holdings Ltd	7,975,817
11,242,666	Telstra Corp Ltd	32,013,018
375,457	Wesfarmers Ltd	12,718,308
322,816	Westpac Banking Corp	7,791,295
231,834	Woodside Petroleum Ltd	10,109,881

	Total Australia	193,455,587

	Austria — 0.9%
16,452	Andritz AG	1,389,275
115,033	Erste Group Bank AG	6,068,374
1,206,291	Immofinanz AG *	5,326,976
1,167,625	Immofinanz AG (Entitlement Shares) *	—
524,912	OMV AG	22,306,129
188,844	Raiffeisen International Bank Holding	11,341,899

See accompanying notes to the financial statements.	3

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Austria — continued
125,083	Voestalpine AG	5,783,520
166,915	Wienerberger AG *	3,453,829

	Total Austria	55,670,002

	Belgium — 1.1%
2,034,118	Ageas	6,453,407
63,439	Bekaert NV	6,882,031
287,344	Belgacom SA	10,778,662
148,682	Colruyt SA	7,472,178
62,595	Delhaize Group	4,835,104
2,292,506	Dexia SA *	10,015,599
231,306	KBC Groep NV *	9,673,185
56,912	Mobistar SA	3,637,951
105,922	Umicore SA	5,340,403

	Total Belgium	65,088,520

	Canada — 3.2%
90,200	Bank of Montreal	5,752,449
253,500	Barrick Gold Corp	13,380,145
416,700	BCE Inc	15,449,060
116,600	Canadian National Railway Co	8,528,224
116,400	Canadian Pacific Railway Ltd	7,900,176
1,317,800	EnCana Corp	42,834,773
162,700	IGM Financial Inc	7,904,318
231,600	Magna International Inc Class A	11,406,577
202,300	Methanex Corp	5,886,492
91,600	Metro Inc Class A	4,148,423
78,900	National Bank of Canada	6,079,413
221,400	Penn West Petroleum Ltd	6,401,241
797,321	Precision Drilling Corp *	9,396,660
171,700	Research In Motion Ltd *	11,337,095
338,900	RONA Inc *	5,162,596
513,200	Sun Life Financial Inc	17,045,921

4	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Canada — continued
113,700	Teck Resources Ltd Class B	6,290,335
625,900	Yellow Media Inc	3,588,352

	Total Canada	188,492,250

	Denmark — 1.3%
51,537	Carlsberg A/S Class B	5,473,976
418,740	Danske Bank A/S *	9,815,787
10,789	Greentech Energy Systems A/S *	33,710
473,766	Novo-Nordisk A/S Class B	59,714,558

	Total Denmark	75,038,031

	Finland — 1.0%
50,316	Cargotec Oyj Class B	2,250,784
45,010	Kone Oyj Class B	2,456,566
99,327	Metso Oyj	5,137,961
305,989	Neste Oil Oyj	5,426,865
1,267,635	Nokia Oyj	10,929,120
186,674	Sampo Oyj Class A	5,777,671
37,913	Stockmann Oyj AB Class A	1,385,477
530,469	Stora Enso Oyj Class R	5,975,722
88,626	Tieto Oyj	1,701,351
473,428	UPM–Kymmene Oyj	9,401,371
82,537	Wartsila Oyj	6,346,407

	Total Finland	56,789,295

	France — 12.3%
55,763	Arkema	4,077,100
670,173	BNP Paribas	52,303,791
14,541	Bongrain SA	1,374,290
96,072	Casino Guichard-Perrachon SA	9,407,453
66,891	CNP Assurances	1,484,286
66,442	Compagnie de Saint-Gobain	3,968,509
282,277	Credit Agricole SA	4,955,438
137,102	Dassault Systemes SA	10,500,530

See accompanying notes to the financial statements.	5

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	France — continued
53,313	Essilor International SA	3,809,898
765,849	France Telecom SA	16,947,325
3,499	Fromageries Bel	734,058
35,434	Hermes International	7,708,132
84,846	L’Oreal SA	9,872,056
217,371	Lagardere SCA	9,783,871
153,657	Legrand SA	6,449,875
167,740	LVMH Moet Hennessy Louis Vuitton SA	26,454,565
606,184	Natixis *	3,616,307
32,668	Nexans SA	2,962,226
46,215	PPR	7,011,569
54,722	Publicis Groupe SA	3,121,424
230,280	Renault SA *	14,121,364
271,403	Rhodia SA	7,822,010
145,740	Safran SA	5,187,394
2,819,694	Sanofi-Aventis	194,975,977
75,189	Schneider Electric SA	12,453,783
494,046	Societe Generale	34,739,194
197,537	Technicolor *	1,494,331
23,713	Technip SA	2,343,542
3,434,671	Total SA	210,545,404
47,088	Valeo SA *	2,934,760
1,775,645	Vivendi SA	50,607,379
100,994	Wendel	10,422,273

	Total France	734,190,114

	Germany — 5.2%
62,726	Aareal Bank AG *	2,194,866
196,356	Aurubis AG	10,462,069
257,861	BASF AG	21,500,448
313,690	Bayerische Motoren Werke AG	25,484,951
616,274	Daimler AG (Registered) *	43,551,555
230,269	Deutsche Lufthansa AG (Registered) *	4,717,597
197,797	Deutsche Post AG (Registered)	3,636,911

6	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Germany — continued
2,137,932	E.ON AG	70,219,992
192,741	Gildemeister AG	4,280,995
462,600	Heidelberger Druckmaschinen AG *	2,273,978
1,189,970	Infineon Technologies AG	13,072,429
206,445	Kloeckner & Co AG *	6,734,887
152,657	Lanxess AG	11,375,063
89,650	Leonische Drahtwerke AG *	3,762,256
22,292	Linde AG	3,406,886
70,270	MAN SE	8,955,725
52,211	MTU Aero Engines Holding AG	3,488,778
22,686	Puma AG Rudolf Dassler Sport	6,754,269
74,838	RWE AG	5,060,849
159,417	Salzgitter AG	13,266,064
386,252	SAP AG	23,340,698
34,398	Siemens AG (Registered)	4,650,778
26,993	Software AG	4,364,287
62,590	Stada Arzneimittel AG	2,506,553
140,546	Symrise AG	3,691,968
18,437	Volkswagen AG	2,804,608
11,182	Wacker Chemie AG	2,064,084

	Total Germany	307,623,544

	Greece — 0.8%
1,305,661	Alpha Bank A.E. *	8,631,607
296,355	EFG Eurobank Ergasias *	1,892,735
1,457,944	National Bank of Greece SA *	13,554,498
710,009	OPAP SA	14,824,467
1,911,055	Piraeus Bank SA *	4,343,474
183,049	Public Power Corp SA	2,830,835

	Total Greece	46,077,616

	Hong Kong — 1.5%
922,500	BOC Hong Kong Holdings Ltd	2,868,641
837,000	Cathay Pacific Airways Ltd	1,951,856

See accompanying notes to the financial statements.	7

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Hong Kong — continued
2,685,098	CLP Holdings Ltd	21,870,463
1,020,290	Esprit Holdings Ltd	5,021,698
55,000	Guoco Group	685,241
540,700	Hong Kong Ferry Co Ltd	514,785
5,984,530	Hong Kong & China Gas	13,488,604
81,900	Hong Kong Aircraft Engineering Co Ltd	1,263,339
552,000	Hutchison Whampoa Ltd	6,519,061
11,736,000	Pacific Basin Shipping Ltd	6,890,402
2,569,969	Power Assets Holdings Ltd	16,800,668
503,000	Swire Pacific Ltd	7,059,020
1,891,400	Yue Yuen Industrial Holdings	5,967,324

	Total Hong Kong	90,901,102

	Ireland — 0.8%
1,147,613	C&C Group Plc	5,594,205
714,868	CRH Plc	16,531,631
233,464	DCC Plc	7,493,197
547,037	Greencore Group Plc	891,726
1,492,286	Irish Life & Permanent Group Holdings Plc *	2,006,439
135,686	Kerry Group Plc Class A	4,923,753
344,919	Kingspan Group Plc	3,332,793
81,445	Paddy Power Plc	3,315,882
406,597	Smurfit Kappa Group Plc *	5,051,608

	Total Ireland	49,141,234

	Israel — 0.5%
1,627,479	Bezeq Israeli Telecommunication Corp Ltd	4,416,114
203,594	Discount Investment Corp (Registered)	3,857,009
344,083	Israel Chemicals Ltd	5,729,825
1,226,854	Machteshim-Agan Industries Ltd *	6,125,036
208,096	Mizrahi Tefahot Bank Ltd	2,109,712
330,942	Partner Communications Co Ltd	6,148,752
1,468	The Israel Corp Ltd *	1,740,977

	Total Israel	30,127,425

8	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Italy — 6.9%
1,113,746	A2A SPA	1,783,418
2	Bulgari SPA	21
1,389,942	CIR-Compagnie Industriali Riunite SPA *	2,988,877
17,299,507	Enel SPA	103,092,550
6,928,351	ENI SPA	168,931,019
278,001	Fiat SPA	2,581,678
551,026	Fondiaria–Sai SPA	5,215,061
209,362	Indesit Company SPA	2,417,761
3,956,016	Intesa San Paolo	13,349,519
212,430	Italcementi SPA-Di RISP	1,078,640
358,671	Maire Tecnimont SPA	1,470,773
1,631,351	Mediaset SPA	10,502,472
374,130	Mediobanca SPA	3,960,852
1,216,858	Milano Assicurazioni SPA	2,023,311
94,800	Natuzzi SPA ADR *	437,976
498,755	Recordati SPA	4,663,459
182,832	Saipem SPA	9,236,377
1,716,855	Snam Rete Gas SPA	9,393,777
9,626,324	Telecom Italia SPA	15,028,838
18,062,724	Telecom Italia SPA-Di RISP	23,907,019
1,927,072	Terna SPA	8,889,307
8,547,658	UniCredit SPA	21,991,492

	Total Italy	412,944,197

	Japan — 24.9%
2,840	Advance Residence Investment Corp (REIT)	5,918,313
866,700	Aeon Co Ltd	10,935,316
405,500	Aeon Credit Service Co Ltd	6,195,443
1,865,900	Aiful Corp *	3,932,446
129,000	Aisin Seiki Co Ltd	4,940,758
700,000	All Nippon Airways Co Ltd *	2,532,011
934,800	Alps Electric Co Ltd	12,600,545
413,000	Anritsu Corp	3,876,750
185,000	Asahi Diamond Industrial Co Ltd	3,577,389

See accompanying notes to the financial statements.	9

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
276,100	Asahi Breweries Ltd	5,337,270
1,104,000	Asahi Kasei Corp	7,655,816
909,700	Astellas Pharma Inc	35,770,388
1,119,000	Bank of Yokohama Ltd (The)	6,040,296
123,500	Canon Inc	5,972,386
689	Central Japan Railway Co	6,175,270
132,700	Circle K Sunkus Co Ltd	2,242,013
2,767,000	Cosmo Oil Co Ltd	10,051,136
185,400	Credit Saison Co Ltd	3,640,054
587,800	CSK Holdings Corp *	2,142,090
1,794	CyberAgent Inc	5,756,710
565,200	Daiei Inc *	2,304,317
216,000	Daihatsu Motor Co Ltd	3,416,134
2,343,000	Daikyo Inc *	4,561,151
776,000	Dainippon Screen Manufacturing Co Ltd *	7,550,322
395,800	Daito Trust Construction Co Ltd	32,433,221
182,000	Dai Nippon Printing Co Ltd	2,463,868
225,300	Don Quijote Co Ltd	7,877,437
331,000	Eisai Co Ltd	12,399,948
228,200	Electric Power Development Co Ltd	7,209,731
45,200	Fanuc Ltd	7,060,655
50,100	Fast Retailing Co Ltd	7,865,937
1,565,000	Fuji Electric Holdings Co Ltd	5,312,851
1,228,000	Fuji Heavy Industries Ltd	10,581,734
265,300	Fuji Oil Co Ltd	3,789,350
682,000	Gunze Ltd	2,931,924
61,600	Hamamatsu Photonics KK	2,376,119
1,307,000	Hanwa Co Ltd	6,096,425
8,729,000	Haseko Corp *	8,163,510
128,800	Hikari Tsushin Inc	3,155,340
3,944,000	Hitachi Ltd	24,004,844
738,900	Honda Motor Co Ltd	32,247,204
288,800	Hosiden Corp	3,320,683
998	INPEX Corp	7,012,824

10	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
2,146,000	Isuzu Motors Ltd	9,704,206
1,683,900	Itochu Corp	17,511,007
4,148	Japan Retail Fund Investment Corp (REIT)	7,139,491
280,800	JFE Holdings Inc	8,892,756
8,422,390	JX Holdings Inc	59,331,326
313,100	K’s Holdings Corp	10,574,200
2,625,000	Kajima Corp	7,036,700
1,076,200	Kao Corp	29,069,065
2,982,000	Kawasaki Kisen Kaisha Ltd	13,050,556
277,000	Kayaba Industry Co	2,428,559
5,426	KDDI Corp	35,236,782
465,200	Komatsu Ltd	14,271,720
260,000	Konami Corp	5,496,295
214,000	Kyowa Exeo Corp	2,048,859
97,000	Lawson Inc	4,776,439
1,246,300	Leopalace21 Corp *	2,104,191
337,000	Makino Milling Machine Co Ltd *	3,176,258
1,210,000	Marubeni Corp	9,287,406
2,597,000	Mazda Motor Corp	6,725,804
228,000	Miraca Holdings Inc	8,821,074
2,022,500	Mitsubishi Chemical Holdings Corp	14,832,486
553,000	Mitsubishi Electric Corp	6,571,004
361,000	Mitsubishi Gas Chemical Co Inc	2,799,669
191,080	Mitsubishi UFJ Lease & Finance Co Ltd	8,489,961
888,000	Mitsui Chemicals Inc	3,334,960
3,306,000	Mitsui Mining & Smelting Co Ltd	13,156,777
2,018,000	Mitsui OSK Lines Ltd	13,418,695
15,177,500	Mizuho Financial Group Inc	31,285,801
139,400	Murata Manufacturing Co Ltd	10,392,101
299,700	Nabtesco Corp	7,145,300
2,110	Net One Systems Co Ltd	3,398,185
200,000	NHK Spring Co Ltd	2,350,297
1,065,000	Nichirei Corp	5,018,669
46,100	Nintendo Co Ltd	13,557,333

See accompanying notes to the financial statements.	11

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
310,000	Nippon Chemi-Con Corp *	2,203,567
2,706,000	Nippon Light Metal Co Ltd *	5,828,051
2,186,000	Nippon Steel Corp	7,950,056
930,200	Nippon Telegraph & Telephone Corp	45,503,415
538,000	Nippon Yakin Koguo Co Ltd *	1,528,947
2,714,000	Nippon Yusen KK	12,003,407
2,355,800	Nissan Motor Co Ltd	24,206,084
742,000	Nisshinbo Holdings Inc	8,156,984
38,300	Nitori Co Ltd	3,391,071
131,200	Nitto Denko Corp	7,956,044
28,591	NTT Docomo Inc	53,710,355
1,266,000	Obayashi Corp	5,695,207
25,300	Okinawa Electric Power Co	1,265,776
350,000	OKUMA Corp *	3,304,646
238,400	Omron Corp	6,647,442
37,400	Ono Pharmaceutical Co Ltd	1,958,211
24,700	Oriental Land Co Ltd	2,472,986
134,750	ORIX Corp	15,175,780
337	ORIX JREIT Inc (REIT)	1,944,067
3,971,000	Osaka Gas Co Ltd	15,121,954
339,000	Pacific Metals Co Ltd	3,222,520
2,419,800	Pioneer Corp *	13,084,038
134,130	Point Inc	6,449,217
2,691,600	Resona Holdings Inc	14,704,407
540,000	Ricoh Company Ltd	7,205,172
846,000	Round One Corp	5,561,041
135,000	Ryohin Keikaku Co Ltd	6,421,129
122,500	Saizeriya Co Ltd	2,336,339
246,700	Sankyo Co Ltd	13,972,710
881,600	Sapporo Hokuyo Holdings Inc	4,608,014
50,900	Sawai Pharmaceuticals Co Ltd	4,777,080
221,200	Secom Co Ltd	11,167,218
284,400	Sega Sammy Holdings Inc	6,489,745
456,000	Seino Holdings Co Ltd	3,480,656

12	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
350,800	Seven & I Holdings Co Ltd	9,791,960
80,200	Shimamura Co Ltd	7,768,748
978,600	Showa Shell Sekiyu KK	8,877,669
32,000	SMC Corp	5,492,845
365,800	SoftBank Corp	15,039,534
5,375,900	Sojitz Corp	12,124,461
2,540,600	Sumitomo Corp	37,746,212
3,337,286	Sumitomo Trust & Banking Co Ltd	21,263,873
6,641,000	Taiheiyo Cement Co Ltd *	9,880,168
3,519,000	Taisei Corp	8,347,150
94,800	Takata Corp	3,022,602
1,988,500	Takeda Pharmaceutical Co Ltd	99,066,981
419,650	Takefuji Corp (a) (b)	5,130
705,000	Toho Zinc Co Ltd	4,045,773
234,800	Tokai Rika Co Ltd	4,575,443
1,327,000	Tokyo Gas Co Ltd	5,932,435
717,000	Tokyo Steel Manufacturing Co	8,010,592
2,283,000	Tokyo Tatemono Co Ltd	10,777,020
142	Tokyu REIT Inc (REIT)	976,001
628,000	TonenGeneral Sekiyu KK	7,416,077
3,012,000	Tosoh Corp	10,826,254
1,053,000	Toyota Motor Corp	49,203,962
617,300	Toyota Tsusho Corp	11,721,758
655,000	Toyo Engineering Corp	2,546,832
266,000	Tsugami Corp	2,000,138
1,155	United Urban Investment Corp (REIT)	1,511,963
997,300	UNY Co Ltd	9,953,010
67,090	USS Co Ltd	5,444,105
13,409	Yahoo Japan Corp	5,055,279
238,680	Yamada Denki Co Ltd	18,232,448
146,100	Yamato Kogyo Co Ltd	4,822,599
722,000	Zeon Corp	7,407,952

	Total Japan	1,480,252,171

See accompanying notes to the financial statements.	13

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 1.8%
173,252	Aalberts Industries NV	3,692,887
272,041	CSM	9,673,388
96,579	Heineken NV	4,980,752
6,002,486	ING Groep NV *	75,298,361
1,172,460	Koninklijke BAM Groep NV	7,522,968
71,578	Koninklijke DSM NV	4,204,730

	Total Netherlands	105,373,086

	New Zealand — 0.4%
1,372,036	Fletcher Building Ltd	9,104,929
522,555	Sky City Entertainment Group Ltd	1,283,227
7,405,827	Telecom Corp of New Zealand	11,658,384

	Total New Zealand	22,046,540

	Norway — 0.4%
728,157	DnB NOR ASA	11,269,887
115,680	Frontline Ltd	3,133,208
1,547,307	Golden Ocean Group Ltd	1,999,402
157,447	TGS Nopec Geophysical Co ASA	4,070,769
60,221	Yara International ASA	3,197,502

	Total Norway	23,670,768

	Portugal — 0.0%
121,498	Jeronimo Martins SGPS SA	1,947,406

	Singapore — 2.5%
7,279,000	CapitaCommercial Trust (REIT)	7,903,186
4,197,000	Cosco Corp	6,506,026
4,152,000	Ezra Holdings Ltd	5,117,531
1,068,000	Fraser & Neave Ltd	4,728,446
31,731,000	Golden Agri-Resources Ltd	16,275,673
2,750,000	Ho Bee Investment Ltd	2,890,739

14	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Singapore — continued
4,037,000	Jaya Holdings Ltd *	1,767,922
575,000	Keppel Corp Ltd	5,109,538
2,619,000	Midas Holdings Ltd	1,531,926
2,968,500	Neptune Orient Lines Ltd *	4,809,192
127	Noble Group Ltd	206
1,500,000	Oversea-Chinese Banking Corp Ltd	10,889,234
2,534,100	Sembcorp Industries Ltd	9,529,639
3,364,000	SembCorp Marine Ltd	14,228,641
1,161,000	Singapore Exchange Ltd	7,234,962
3,151,000	Singapore Press Holdings Ltd	9,619,833
2,227,000	Singapore Technologies Engineering Ltd	5,603,616
7,558,000	Singapore Telecommunications	17,700,155
5,631,000	Suntec Real Estate Investment Trust (REIT)	6,568,107
3,519,000	Swiber Holdings Ltd *	2,180,319
611,000	Venture Corp Ltd	4,544,955
2,723,000	Yangzijiang Shipbuilding Holdings Ltd	3,847,572

	Total Singapore	148,587,418

	Spain — 2.6%
930,338	Banco Bilbao Vizcaya Argentaria SA	11,468,787
2,020,490	Banco Popular Espanol SA	12,220,867
3,466,217	Banco Santander SA	42,675,167
252,264	Gas Natural SDG SA	4,310,153
1,112,549	Iberdrola SA	9,706,987
189,909	Inditex SA	13,762,574
1,304,207	Repsol YPF SA	43,780,910
613,231	Telefonica SA	15,590,908

	Total Spain	153,516,353

	Sweden — 2.7%
165,224	Alfa Laval AB	3,375,442
153,509	Assa Abloy AB Class B	4,299,209
317,340	Atlas Copco AB	7,213,625
530,978	Atlas Copco AB Class A	13,350,213

See accompanying notes to the financial statements.	15

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Sweden — continued
1	CDON Group AB *	5
652,000	Hennes & Mauritz AB Class B	21,303,655
374,077	NCC Class B	9,776,747
547,517	Sandvik AB	10,508,295
273,117	Scania AB Class B	6,091,494
1,228,774	Skandinaviska Enskilda Banken AB Class A	11,177,096
294,373	SKF AB Class B	8,216,027
218,267	Svenska Handelsbanken AB Class A	7,372,895
1,529,751	Swedbank AB Class A *	26,954,334
218,683	Tele2 AB Class B	4,993,147
573,715	Trelleborg AB Class B	5,761,232
1,015,902	Volvo AB Class B *	17,582,918

	Total Sweden	157,976,334

	Switzerland — 4.5%
402,753	Compagnie Financiere Richemont SA Class A	23,047,142
1,130,971	Nestle SA (Registered)	64,034,453
2,134,300	Novartis AG (Registered)	119,940,472
249,883	Roche Holding AG (Non Voting)	37,692,967
19,129	Swatch Group AG	8,148,218
17,366	Swisscom AG (Registered)	7,667,319
75,258	Synthes Inc	10,332,141

	Total Switzerland	270,862,712

	United Kingdom — 18.8%
1,146,000	3i Group Plc	5,818,038
783,918	Amlin Plc	4,937,275
121,908	Associated British Foods Plc	1,915,856
3,328,558	AstraZeneca Plc	162,874,040
8,083,848	Barclays Plc	41,952,238
1,016,756	Barratt Developments Plc *	1,775,423
1,095,120	BG Group Plc	26,666,859
297,675	BHP Billiton Plc	11,799,667
4,336,903	BP Plc	34,962,679

16	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
318,962	British American Tobacco Plc	12,778,898
215,108	British Sky Broadcasting Group Plc	2,749,940
13,918,763	BT Group Plc	41,341,972
1,157,226	Burberry Group Plc	22,553,562
444,270	Catlin Group Ltd	2,717,896
1,896,610	Centrica Plc	10,488,030
92,893	Charter International Plc	1,145,402
2,346,494	Cobham Plc	8,599,989
252,688	Compass Group Plc	2,273,728
187,920	Cookson Group Plc *	1,998,961
689,652	Daily Mail & General Trust Plc	6,298,776
1,810,353	Debenhams Plc *	1,846,618
308,806	Diageo Plc	6,037,343
10,488,127	Dixons Retail Plc *	3,303,169
1,811,348	Drax Group Plc	11,624,959
279,263	FirstGroup Plc	1,657,151
1,352,906	Game Group Plc	1,344,288
10,039,125	GlaxoSmithKline Plc	192,715,139
373,814	Gulf Keystone Petroleum Ltd *	865,588
3,252,252	Home Retail Group Plc	11,669,814
628,170	HSBC Holdings Plc	6,918,137
1,398,037	Inchcape Plc *	8,824,031
814,646	Intermediate Capital Group Plc	4,257,142
201,545	Jardine Lloyd Thompson Group Plc	2,131,561
180,870	JD Wetherspoon Plc	1,293,586
1,779,615	Kesa Electricals Plc	3,705,802
531,154	Lancashire Holdings Ltd	5,191,694
1,556,546	Legal & General Group Plc	3,007,131
19,243,190	Lloyds Banking Group Plc *	19,433,089
759,410	Melrose Plc	3,753,798
343,619	Michael Page International Plc	2,875,107
298,058	Micro Focus International Plc	1,372,327
766,297	Mitchells & Butlers Plc *	4,054,887
591,268	National Express Group Plc *	2,386,028

See accompanying notes to the financial statements.	17

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
258,698	Next Plc	8,309,683
111,306	Petrofac Ltd	2,520,210
2,508,600	Punch Taverns Plc *	2,711,014
238,809	Reckitt Benckiser Group Plc	12,311,996
6	Reed Elsevier Plc	54
427,360	Rio Tinto Plc	30,093,264
2,900,821	Royal Dutch Shell Plc A Shares (London)	104,350,772
1,922,297	Royal Dutch Shell Plc B Shares (London)	68,718,896
1,335,261	Sage Group Plc (The)	6,171,230
681,587	Scottish & Southern Energy Plc	13,727,016
866,042	Smith & Nephew Plc	10,031,714
72,143	Spirax-Sarco Engineering Plc	2,148,167
696,949	Standard Chartered Plc	18,433,493
5,350,242	Taylor Wimpey Plc *	3,439,578
371,530	Travis Perkins Plc	6,011,181
548,239	United Utilities Group Plc	5,278,642
25,912,498	Vodafone Group Plc	73,568,050
247,813	Weir Group Plc (The)	6,908,147
2,932,616	William Hill Plc	9,144,883
262,643	Wolseley Plc *	9,144,809
327,165	WPP Plc	4,502,572
525,148	Xstrata Plc	12,010,722

	Total United Kingdom	1,115,453,711

	TOTAL COMMON STOCKS (COST $5,386,858,656)	5,785,225,416

	PREFERRED STOCKS — 0.9%

	Germany — 0.9%
1	Henkel AG & Co KGaA 1.61%	60
239,185	Porsche Automobil Holding SE 0.17%	19,055,059
313,908	ProSiebenSat.1 Media AG 4.97%	10,200,632

18	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value		Description	Value ($)
		Germany — continued
	9,049	Villeroy & Boch AG (Non Voting) *	55,510
	139,347	Volkswagen AG 1.87%	23,696,623

		Total Germany	53,007,884

		TOTAL PREFERRED STOCKS (COST $34,188,401)	53,007,884

		RIGHTS AND WARRANTS — 0.0%

		Austria — 0.0%
	1,206,291	Immofinanz AG Rights, Expires 03/02/11 *	—

		TOTAL RIGHTS AND WARRANTS (COST $0)	—

		MUTUAL FUNDS — 0.5%

		United States — 0.5%
		Affiliated Issuers
	1,205,320	GMO U.S. Treasury Fund	30,133,000

		TOTAL MUTUAL FUNDS (COST $30,133,000)	30,133,000

		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposits — 0.2%
USD	9,000,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.15%, due 03/01/11	9,000,000
HKD	77,838	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	9,995
JPY	12,802,720	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	156,503
NOK	57,625	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.97%, due 03/01/11	10,290
NZD	12,891	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.15%, due 03/01/11	9,699
SEK	64,338	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 03/01/11	10,158
SGD	475,407	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	373,807
AUD	1,034,245	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.84%, due 03/01/11	1,053,017
CHF	9,579	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	10,310
DKK	48,084	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	8,899
GBP	171,678	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 03/01/11	279,088
CAD	136,110	Citibank (New York) Time Deposit, 0.93%, due 03/01/11	140,095

See accompanying notes to the financial statements.	19

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		Time Deposits — continued
EUR	168,880	Citibank (New York) Time Deposit, 0.12%, due 03/01/11	233,046
USD	21,979	Citibank (New York) Time Deposit, 0.03%, due 03/01/11	21,979

		Total Time Deposits	11,316,886

		TOTAL SHORT-TERM INVESTMENTS (COST $11,316,886)	11,316,886

		TOTAL INVESTMENTS — 98.9% (Cost $5,462,496,943)	5,879,683,186

		Other Assets and Liabilities (net) — 1.1%	67,220,224

		TOTAL NET ASSETS — 100.0%	$5,946,903,410

20	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)

Buys †
4/20/11	Morgan Stanley Capital Services Inc.	AUD	14,405,820	$14,575,508	$251,945
4/20/11	Bank of New York Mellon	AUD	6,983,767	7,066,030	113,899
4/20/11	Brown Brothers Harriman & Co.	AUD	38,869,432	39,327,280	683,680
4/20/11	State Street Bank and Trust and Company	AUD	1,616,000	1,635,035	28,731
4/20/11	Barclays Bank PLC	HKD	186,164,043	23,915,804	11,844
4/20/11	Morgan Stanley Capital Services Inc.	HKD	186,164,043	23,915,804	15,650
4/20/11	Brown Brothers Harriman & Co.	HKD	331,552,057	42,593,264	32,024
4/20/11	State Street Bank and Trust and Company	HKD	372,328,086	47,831,609	39,644
4/20/11	JPMorgan Chase Bank, N.A.	HKD	50,000,000	6,423,315	2,893
4/20/11	Barclays Bank PLC	SGD	13,378,199	10,522,217	85,990
4/20/11	Bank of New York Mellon	SGD	26,756,398	21,044,434	176,148
4/20/11	Morgan Stanley Capital Services Inc.	SGD	26,756,398	21,044,434	170,971
4/20/11	Royal Bank of Scotland PLC	SGD	13,378,199	10,522,217	89,774
4/20/11	State Street Bank and Trust and Company	SGD	26,756,398	21,044,434	181,257
4/20/11	JPMorgan Chase Bank, N.A.	SGD	53,512,796	42,088,867	363,165

				$333,550,252	$2,247,615

Sales #
4/20/11	Barclays Bank PLC	CAD	23,391,692	$24,050,681	$(411,606)
4/20/11	Brown Brothers Harriman & Co.	CAD	15,536,777	15,974,478	(268,389)
4/20/11	Morgan Stanley Capital Services Inc.	CAD	38,281,099	39,359,551	(690,563)
4/20/11	State Street Bank and Trust and Company	CAD	3,360,670	3,455,346	(57,779)
4/20/11	JPMorgan Chase Bank, N.A.	CAD	21,501,595	22,107,336	(352,074)
4/20/11	Morgan Stanley Capital Services Inc.	GBP	4,939,000	8,025,413	(134,161)
4/20/11	State Street Bank and Trust and Company	JPY	1,798,312,786	21,990,268	(202,452)
4/20/11	Brown Brothers Harriman & Co.	JPY	2,186,645,357	26,738,906	(488,977)
4/20/11	JPMorgan Chase Bank, N.A.	JPY	2,186,645,357	26,738,906	(491,655)

				$188,440,885	$(3,097,656)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

See accompanying notes to the financial statements.	21

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Sales
1,245	SPI 200	March 2011	$153,777,495	$(2,494,850)
83	CAC 40	March 2011	4,708,922	(46,858)
8	IBEX 35	March 2011	1,197,628	(4,799)
9	Amesterdam IDX	March 2011	917,464	(6,366)
66	TOPIX	March 2011	7,706,365	(110,375)
3	Hang Seng	March 2011	450,526	(8,268)
78	OMXS 30	March 2011	1,392,236	(14,356)
670	S&P Toronto 60	March 2011	112,076,990	(7,966,639)

			$282,227,626	$(10,652,511)

Buys
17	FTSE 100	March 2011	$1,652,212	$29,684
1,113	FTSE/MIB	March 2011	172,668,220	13,728,486
946	MSCI Singapore	March 2011	52,754,801	(101,592)
414	DAX	March 2011	104,157,371	3,882,630

			$331,232,604	$17,539,208

As of February 28, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt
MSCI - Morgan Stanley Capital International
REIT - Real Estate Investment Trust
TOPIX - Tokyo Stock Price Index

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).
(b)	Bankrupt issuer.

22	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Currency Abbreviations:
AUD

 - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

See accompanying notes to the financial statements.	23

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $5,432,363,943) (Note 2)	$5,849,550,186
Investments in affiliated issuers, at value (cost $30,133,000) (Notes 2 and 10)	30,133,000
Receivable for investments sold	858,344
Receivable for Fund shares sold	2,980,016
Dividends and interest receivable	22,456,790
Foreign taxes receivable	1,341,029
Unrealized appreciation on open forward currency contracts (Note 4)	2,247,615
Receivable for collateral on open futures contracts (Note 4)	44,625,130
Receivable for variation margin on open futures contracts (Note 4)	758,493
Receivable for expenses reimbursed by Manager (Note 5)	236,432
Miscellaneous receivable	4,767

Total assets	5,955,191,802

Liabilities:
Payable for investments purchased	909,485
Payable for Fund shares repurchased	516,674
Payable to affiliate for (Note 5):
Management fee	2,276,534
Shareholder service fee	530,144
Administration fee – Class M	2,217
Trustees and Trust Officers or agents unaffiliated with the Manager	14,002
Payable for 12b-1 fee – Class M	5,754
Unrealized depreciation on open forward currency contracts (Note 4)	3,097,656
Accrued expenses	935,926

Total liabilities	8,288,392

Net assets	$5,946,903,410

24	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$6,790,225,139
Accumulated undistributed net investment income	63,981,263
Accumulated net realized loss	(1,330,683,827)
Net unrealized appreciation	423,380,835

$5,946,903,410

Net assets attributable to:
Class II shares	$217,090,351

Class III shares	$2,257,077,864

Class IV shares	$3,458,201,775

Class M shares	$14,533,420

Shares outstanding:
Class II	9,408,477

Class III	96,824,769

Class IV	148,432,387

Class M	632,064

Net asset value per share:
Class II	$23.07

Class III	$23.31

Class IV	$23.30

Class M	$22.99

See accompanying notes to the financial statements.	25

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $14,889,478)	$161,202,246
Interest	393,566
Dividends from affiliated issuers (Note 10)	21,408

Total investment income	161,617,220

Expenses:
Management fee (Note 5)	27,515,694
Shareholder service fee – Class II (Note 5)	602,797
Shareholder service fee – Class III (Note 5)	3,035,665
Shareholder service fee – Class IV (Note 5)	2,872,887
12b-1 fee – Class M (Note 5)	33,171
Administration fee – Class M (Note 5)	26,536
Custodian and fund accounting agent fees	2,113,339
Legal fees	230,057
Trustees fees and related expenses (Note 5)	117,306
Audit and tax fees	99,955
Transfer agent fees	67,067
Registration fees	31,654
Miscellaneous	145,619

Total expenses	36,891,747
Fees and expenses reimbursed by Manager (Note 5)	(2,635,948)
Expense reductions (Note 2)	(582)

Net expenses	34,255,217

Net investment income (loss)	127,362,003

26	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011 — (Continued)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(17,390,286)
Realized gains distributions from affiliated issuers (Note 10)	839
Futures contracts	(4,490,466)
Written options	5,303,445
Swap contracts	(991,783)
Foreign currency, forward contracts and foreign currency related transactions	3,966,382

Net realized gain (loss)	(13,601,869)

Change in net unrealized appreciation (depreciation) on:
Investments	937,114,509
Futures contracts	20,247,642
Written options	(2,755,715)
Swap contracts	36,091
Foreign currency, forward contracts and foreign currency related transactions	4,650,367

Net unrealized gain (loss)	959,292,894

Net realized and unrealized gain (loss)	945,691,025

Net increase (decrease) in net assets resulting from operations	$1,073,053,028

See accompanying notes to the financial statements.	27

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$127,362,003	$112,766,188
Net realized gain (loss)	(13,601,869)	(854,873,916)
Change in net unrealized appreciation (depreciation)	959,292,894	2,406,061,414

Net increase (decrease) in net assets from operations	1,073,053,028	1,663,953,686

Distributions to shareholders from:
Net investment income
Class II	(3,181,083)	(14,988,152)
Class III	(29,415,441)	(64,034,986)
Class IV	(48,788,384)	(84,268,877)
Class M	(153,235)	(381,852)

Total distributions from net investment income	(81,538,143)	(163,673,867)

Net share transactions (Note 9):
Class II	(222,885,164)	(155,183,758)
Class III	(24,879,740)	(152,663,373)
Class IV	92,416,923	127,643,067
Class M	(1,067,222)	712,594

Increase (decrease) in net assets resulting from net share transactions	(156,415,203)	(179,491,470)

Total increase (decrease) in net assets	835,099,682	1,320,788,349

Net assets:
Beginning of period	5,111,803,728	3,791,015,379

End of period (including accumulated undistributed net investment income of $63,981,263 and distributions in excess of net investment income of $1,170,235, respectively)	$5,946,903,410	$5,111,803,728

28	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$19.35		$13.86		$29.69		$34.99		$32.35

Income (loss) from investment operations:
Net investment income (loss)†	0.48		0.41		0.79		0.93		0.79
Net realized and unrealized gain (loss)	3.51		5.68		(14.01)		(0.86)		5.60

Total from investment operations	3.99		6.09		(13.22)		0.07		6.39

Less distributions to shareholders:
From net investment income	(0.27)		(0.60)		(0.99)		(0.83)		(0.54)
From net realized gains	—		—		(1.62)		(4.54)		(3.21)

Total distributions	(0.27)		(0.60)		(2.61)		(5.37)		(3.75)

Net asset value, end of period	$23.07		$19.35		$13.86		$29.69		$34.99

Total Return(a)	20.79%		44.05%		(48.04)%		(1.11)%		20.46%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$217,090		$394,009		$394,070		$510,006		$564,440
Net expenses to average daily net assets	0.72	%(b)(c)	0.72	%(b)	0.74	%(d)	0.76	%(d)	0.76%
Net investment income (loss) to average daily net assets	2.36%		2.21%		3.41%		2.59%		2.32%
Portfolio turnover rate	40%		40%		53%		47%		36%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.04%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	29

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$19.56		$14.00		$29.97		$35.28		$32.59

Income (loss) from investment operations:
Net investment income (loss)†	0.47		0.42		0.79		0.94		0.81
Net realized and unrealized gain (loss)	3.58		5.76		(14.13)		(0.86)		5.66

Total from investment operations	4.05		6.18		(13.34)		0.08		6.47

Less distributions to shareholders:
From net investment income	(0.30)		(0.62)		(1.01)		(0.85)		(0.57)
From net realized gains	—		—		(1.62)		(4.54)		(3.21)

Total distributions	(0.30)		(0.62)		(2.63)		(5.39)		(3.78)

Net asset value, end of period	$23.31		$19.56		$14.00		$29.97		$35.28

Total Return(a)	20.88%		44.21%		(48.01)%		(1.06)%		20.54%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,257,078		$1,925,104		$1,487,839		$2,615,878		$2,703,050
Net expenses to average daily net assets	0.65	%(b)(c)	0.65	%(c)	0.67	%(d)	0.69	%(d)	0.69%
Net investment income (loss) to average daily net assets	2.30%		2.19%		3.38%		2.61%		2.36%
Portfolio turnover rate	40%		40%		53%		47%		36%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.04%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

30	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Financial Highlights

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$19.55		$14.00		$29.96		$35.26		$32.58

Income (loss) from investment operations:
Net investment income (loss)†	0.48		0.43		0.82		0.96		0.80
Net realized and unrealized gain (loss)	3.58		5.75		(14.14)		(0.85)		5.68

Total from investment operations	4.06		6.18		(13.32)		0.11		6.48

Less distributions to shareholders:
From net investment income	(0.31)		(0.63)		(1.02)		(0.87)		(0.59)
From net realized gains	—		—		(1.62)		(4.54)		(3.21)

Total distributions	(0.31)		(0.63)		(2.64)		(5.41)		(3.80)

Net asset value, end of period	$23.30		$19.55		$14.00		$29.96		$35.26

Total Return(a)	20.96%		44.22%		(47.95)%		(0.98)%		20.61%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,458,202		$2,779,470		$1,900,168		$4,131,392		$4,566,106
Net expenses to average daily net assets	0.59	%(b)(c)	0.59	%(b)	0.61	%(d)	0.63	%(d)	0.63%
Net investment income (loss) to average daily net assets	2.32%		2.25%		3.47%		2.67%		2.32%
Portfolio turnover rate	40%		40%		53%		47%		36%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.04%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	31

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Financial Highlights

(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$19.30		$13.83		$29.60		$34.93		$32.28
Income (loss) from investment operations:
Net investment income (loss)†	0.41		0.35		0.73		0.79		0.68
Net realized and unrealized gain (loss)	3.52		5.69		(13.95)		(0.81)		5.62

Total from investment operations	3.93		6.04		(13.22)		(0.02)		6.30

Less distributions to shareholders:
From net investment income	(0.24)		(0.57)		(0.93)		(0.77)		(0.44)
From net realized gains	—		—		(1.62)		(4.54)		(3.21)

Total distributions	(0.24)		(0.57)		(2.55)		(5.31)		(3.65)

Net asset value, end of period	$22.99		$19.30		$13.83		$29.60		$34.93

Total Return(a)	20.50%		43.72%		(48.14)%		(1.36)%		20.18%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$14,533		$13,221		$8,938		$18,687		$17,371
Net expenses to average daily net assets	0.95	%(b)(c)	0.95	%(b)	0.97	%(d)	0.99	%(d)	0.99%
Net investment income (loss) to average daily net assets	2.01%		1.84%		3.13%		2.22%		2.00%
Portfolio turnover rate	40%		40%		53%		47%		36%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.04%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

32	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO International Intrinsic Value Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is high total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the MSCI EAFE Value Index. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to countries other than the U.S. The term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. The Manager may make investments tied economically to emerging countries.

33

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2011, the Fund had four classes of shares outstanding: Class II, Class III, Class IV and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 5). The principal economic difference among the classes of shares is the type and level of fees they bear.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 for a further discussion on valuation of derivative financial instruments.

As of February 28, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.01% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities

34

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

and foreign index futures contracts as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, these foreign equity securities and foreign index futures contracts, representing 95.0% and 0.3%, respectively, of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities and derivatives due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund considered certain bankrupt securities to be near worthless.

35

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Australia	$—	$193,455,587	$—	$193,455,587
Austria	—	55,670,002	—	55,670,002
Belgium	—	65,088,520	—	65,088,520
Canada	188,492,250	—	—	188,492,250
Denmark	—	75,038,031	—	75,038,031
Finland	—	56,789,295	—	56,789,295
France	—	734,190,114	—	734,190,114
Germany	—	307,623,544	—	307,623,544
Greece	—	46,077,616	—	46,077,616
Hong Kong	—	90,901,102	—	90,901,102
Ireland	—	49,141,234	—	49,141,234
Israel	—	30,127,425	—	30,127,425
Italy	437,976	412,506,221	—	412,944,197
Japan	—	1,480,247,041	5,130	1,480,252,171
Malta	—	0 *	—	0
Netherlands	—	105,373,086	—	105,373,086
New Zealand	—	22,046,540	—	22,046,540
Norway	—	23,670,768	—	23,670,768
Portugal	—	1,947,406	—	1,947,406
Singapore	—	148,587,418	—	148,587,418
Spain	—	153,516,353	—	153,516,353
Sweden	5	157,976,329	—	157,976,334
Switzerland	—	270,862,712	—	270,862,712
United Kingdom	—	1,115,453,711	—	1,115,453,711

TOTAL COMMON STOCKS	188,930,231	5,596,290,055	5,130	5,785,225,416

Mutual Funds
United States	30,133,000	—	—	30,133,000

TOTAL MUTUAL FUNDS	30,133,000	—	—	30,133,000

36

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Preferred Stocks
Germany	$—	$53,007,884	$—	$53,007,884

TOTAL PREFERRED STOCKS	—	53,007,884	—	53,007,884

Rights and Warrants
Austria	—	0 *	—	0

TOTAL RIGHTS AND WARRANTS	—	0	—	0

Short-Term Investments
Time Deposits	11,316,886	—	—	11,316,886

Total Short-Term Investments	11,316,886	—	—	11,316,886

Total Investments	230,380,117	5,649,297,939	5,130	5,879,683,186

Derivatives **
Forward Currency Contracts	—	2,247,615	—	2,247,615
Foreign currency risk
Futures Contracts
Equity Risk	—	17,640,800	—	17,640,800

Total Derivatives	—	19,888,415	—	19,888,415

Total	$230,380,117	$5,669,186,354	$5,130	$5,899,571,601

*	Represents the interest in securities that have no value at February 28, 2011

37

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives **
Forward Currency Contracts
Foreign currency risk	$—	$(3,097,656)	$—	$(3,097,656)
Futures Contracts
Equity risk	(7,966,639)	(2,787,464)	—	(10,754,103)

Total Derivatives	(7,966,639)	(5,885,120)	—	(13,851,759)

Total	$(7,966,639)	$(5,885,120)	$—	$(13,851,759)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

**	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.1% of total net assets.

38

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
	Balances				Change in			Balances	Investments Still
	as of	Net	Accrued	Total	Unrealized			as of	Held as
	February 28,	Purchases/	Discounts/	Realized	Appreciation	Transfer into	Transfer out of	February 28,	February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	level 3 *	level 3 *	2011	2011
Common Stocks Japan	$—	$(48,897)	$—	$(231,695)	$(1,619,090)	$1,904,812 **	$—	$5,130	$(1,619,090)

Total	$—	$(48,897)	$—	$(231,695)	$(1,619,090)	$1,904,812	$—	$5,130	$(1,619,090)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United

39

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions, and post-October capital losses, and redemption in-kind transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$81,538,143	$163,673,867

Total distributions	$81,538,143	$163,673,867

40

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$109,357,864

Other Tax Attributes:
Capital loss carryforwards	$(1,266,585,632)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$5,573,489,631	$697,518,360	$(391,324,805)	$306,193,555

For the year ended February 28, 2011, the Fund had net realized loss attributed to redemption in-kind transaction of $(7,147,024).

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(154,259,096)
February 28, 2018	(948,787,215)
February 28, 2019	(163,539,321)

Total	$(1,266,585,632)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would

41

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the

42

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

43

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may

44

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

45

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor, supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, foreign index futures contracts representing 0.3% of the net assets of the Fund were valued using fair value prices. During the year ended February 28, 2011, the Fund used futures contracts to adjust exposure to certain

46

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2011, the Fund used purchased option contracts to as a substitute for direct equity investment (when paired with written put options). The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2011, the Fund used written put option contracts as a substitute for direct equity investment (when paired with purchased call options). The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

47

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For the year ended February 28, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal			Principal
	Amount	Number		Amount	Number
	of Contracts	of Contracts	Premiums	of Contracts	of Contracts	Premiums

Outstanding, beginning of year	(11,299,914)	—	$(5,303,445)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	11,299,914	—	5,303,445	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

48

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility

49

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Unrealized appreciation on forward currency contracts	$—	$2,247,615	$—	$—	$—	$2,247,615
Unrealized appreciation on future contracts *		—	—	17,640,800	—	17,640,800

Total	$—	$2,247,615	$—	$17,640,800	$—	$19,888,415

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(3,097,656)	$—	$—	$—	$(3,097,656)
Unrealized depreciation on future contracts *	—	—	—	(10,754,103)	—	(10,754,103)

Total	$—	$(3,097,656)	$—	$(10,754,103)	$—	$(13,851,759)

50

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
  February 28, 2011∧: — continued

The Effect of Derivative Instruments on the Statement of Operations for the period ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (purchased options, rights and warrants)	$—	$—	$—	$(5,322,677)	$—	$(5,322,677)
Written Options	—	—	—	$5,303,445	—	5,303,445
Future contracts	—	—	—	(4,490,466)	—	(4,490,466)
Forward currency contracts		3,796,321	—	—	—	3,796,321
Swap agreements	—	—	—	(991,783)	—	(991,783)

Total	$—	$3,796,321	$—	$(5,501,481)	$—	$(1,705,160)

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options, rights and warrants)	$—	$—	$—	$(9,742,472)	$—	$(9,742,472)
Written options	—	—	—	(2,755,715)	—	(2,755,715)
Future contracts	—	—	—	20,247,642	—	20,247,642
Forward currency contracts	—	4,448,855	—	—	—	4,448,855
Swap agreements	—	—	36,091	—	—	36,091

Total	$—	$4,448,855	$36,091	$7,749,455	$—	$12,234,401

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Forward
	currency	Futures	Swap		Rights/
	contracts	contracts	agreements	Options	warrants

Average amount outstanding	$678,309,772	$618,204,135	$2,529,994	$17,120,501	$219,933

51

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

5.	Fees and other transactions with affiliates

GMO receives a management fee for management services provided to the Fund. That fee is paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or for the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund’s average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.50% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means administration fees and distribution (12b-1) fees (Class M Shares only), shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ending February 28, 2011 was $117,306 and $40,160, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

52

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $2,216,635,853 and $2,092,475,935, respectively. Proceeds from sale of securities for in-kind transactions for the year ended February 28, 2011 was $97,748,632.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, the Fund had no shareholders who individually held more than 10% of the Fund’s outstanding shares.

As of February 28, 2011, 0.18% shares of the Fund were held by senior management of the Manager and GMO Trust officers, and 59.90% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Share transactions

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class II:	Shares	Amount	Shares	Amount

Shares sold	438,186	$9,041,413	3,477,961	$64,158,212
Shares issued to shareholders in reinvestment of distributions	144,660	2,982,923	723,485	13,801,459
Shares repurchased	(11,535,143)	(234,909,500)	(12,277,870)	(233,143,429)

Net increase (decrease)	(10,952,297)	$(222,885,164)	(8,076,424)	$(155,183,758)

53

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	16,487,506	$355,291,715	15,318,786	$292,305,658
Shares issued to shareholders in reinvestment of distributions	1,276,264	26,674,838	2,780,512	53,834,852
Shares repurchased	(19,351,996)	(406,846,293)	(25,929,276)	(498,803,883)

Net increase (decrease)	(1,588,226)	$(24,879,740)	(7,829,978)	$(152,663,373)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class IV:	Shares	Amount	Shares	Amount

Shares sold	40,511,908	$810,469,313	58,903,501	$1,049,593,338
Shares issued to shareholders in reinvestment of distributions	2,107,086	44,091,968	3,883,242	75,263,129
Shares repurchased	(36,352,651)	(762,144,358)	(56,388,246)	(997,213,400)

Net increase (decrease)	6,266,343	$92,416,923	6,398,497	$127,643,067

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class M:	Shares	Amount	Shares	Amount

Shares sold	122,315	$2,490,456	140,341	$2,600,335
Shares issued to shareholders in reinvestment of distributions	7,447	153,234	20,011	381,852
Shares repurchased	(182,698)	(3,710,912)	(121,740)	(2,269,593)

Net increase (decrease)	(52,936)	$(1,067,222)	38,612	$712,594

54

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$—	$51,133,000	$(21,000,000)	$21,408	$839	$30,133,000

Totals	$—	$51,133,000	$(21,000,000)	$21,408	$839	$30,133,000

55

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Intrinsic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Intrinsic Value Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

56

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

57

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class II

1) Actual	0.72%	$1,000.00	$1,246.60	$4.01
2) Hypothetical	0.72%	$1,000.00	$1,021.22	$3.61

Class III

1) Actual	0.65%	$1,000.00	$1,247.30	$3.62
2) Hypothetical	0.65%	$1,000.00	$1,021.57	$3.26

Class IV

1) Actual	0.59%	$1,000.00	$1,248.00	$3.29
2) Hypothetical	0.59%	$1,000.00	$1,021.87	$2.96

Class M

1) Actual	0.95%	$1,000.00	$1,245.20	$5.29
2) Hypothetical	0.95%	$1,000.00	$1,020.08	$4.76

*	Expenses are calculated using each Class’s annualized net expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

58

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

During the year ended February 28, 2011, the Fund paid foreign taxes of $14,889,478 and recognized foreign source income of $176,091,724.

For taxable, non-corporate shareholders,100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

59

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

60

Independent Trustees: — continued

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
Portfolios in
	Position(s)			Fund	Other
Name and	Held with	Length of	Principal Occupation(s)	Complex	Directorships
Date of Birth	Trust	Time Served	During Past Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

61

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

62

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

63

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Opportunities Equity Allocation Fund returned +21.5% for the fiscal year ended February 28, 2011, as compared with +20.0% for the Fund’s benchmark, the MSCI EAFE Index.

Underlying fund implementation added 1.6% to relative performance, as GMO International Intrinsic Value Fund and GMO International Growth Equity Fund both outperformed their respective benchmarks during the period.

Asset allocation detracted 0.1% from relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO International Opportunities Equity Allocation Fund Class III Shares and the
MSCI EAFE Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.4%
Short-Term Investments	1.6
Preferred Stocks	1.2
Futures Contracts	0.1
Investment Funds	0.0 ∧
Debt Obligations	0.0 ∧
Rights and Warrants	0.0 ∧
Swap Agreements	(0.1)
Forward Currency Contracts	(0.1)
Other	0.9

100.0%

Country / Region Summary**	% of Investments
Japan	22.9%
United Kingdom	21.4
France	9.2
Germany	8.5
Switzerland	6.7
Italy	4.8
Sweden	4.6
Singapore	3.3
Emerging***	2.8
Denmark	2.4
Hong Kong	2.1
Canada	2.0
Netherlands	1.9
Spain	1.5
Australia	1.3
Finland	1.1
Belgium	1.0
Austria	0.5
Greece	0.5
Ireland	0.5
Norway	0.5
Israel	0.3
New Zealand	0.2
Portugal	0.0 ∧

100.0%

1

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
**	The table above shows indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes explosure through forward currency contracts.
***	The “Emerging” exposure is comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and Venezuela.
∧	Rounds to 0.0%

2

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,577,201	GMO Emerging Markets Fund, Class VI	22,727,461
584,254	GMO Flexible Equities Fund, Class VI	11,463,067
15,970,006	GMO International Growth Equity Fund, Class IV	381,363,744
16,329,877	GMO International Intrinsic Value Fund, Class IV	380,486,131

	TOTAL MUTUAL FUNDS (COST $820,783,791)	796,040,403

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
32,062	State Street Eurodollar Time Deposit, 0.01%, due 03/01/11	32,062

	TOTAL SHORT-TERM INVESTMENTS (COST $32,062)	32,062

	TOTAL INVESTMENTS — 100.0% (Cost $820,815,853)	796,072,465
	Other Assets and Liabilities (net) — (0.0%)	(46,196)

	TOTAL NET ASSETS — 100.0%	$796,026,269

See accompanying notes to the financial statements.	3

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $32,062) (Note 2)	$32,062
Investments in affiliated issuers, at value (cost $820,783,791) (Notes 2 and 10)	796,040,403
Receivable for Fund shares sold	500
Receivable for expenses reimbursed by Manager (Note 5)	10,472

Total assets	796,083,437

Liabilities:
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	1,826
Accrued expenses	55,342

Total liabilities	57,168

Net assets	$796,026,269

Net assets consist of:
Paid-in capital	$1,001,466,658
Accumulated net realized loss	(180,697,001)
Net unrealized depreciation	(24,743,388)

$796,026,269

Net assets attributable to:
Class III shares	$796,026,269

Shares outstanding:
Class III	52,253,152

Net asset value per share:
Class III	$15.23

4	See accompanying notes to the financial statements.

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$9,587,731
Interest	5

Total investment income	9,587,736

Expenses:
Custodian, fund accounting agent and transfer agent fees	52,294
Audit and tax fees	34,211
Legal fees	28,745
Trustees fees and related expenses (Note 5)	14,992
Registration fees	4,194
Miscellaneous	18,080

Total expenses	152,516
Fees and expenses reimbursed by Manager (Note 5)	(132,233)
Expense reductions (Note 2)	(530)

Net expenses	19,753

Net investment income (loss)	9,567,983

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(52,143,275)

Net realized gain (loss)	(52,143,275)

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	185,518,128

Net realized and unrealized gain (loss)	133,374,853

Net increase (decrease) in net assets resulting from operations	$142,942,836

See accompanying notes to the financial statements.	5

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$9,567,983	$18,728,754
Net realized gain (loss)	(52,143,275)	(85,397,014)
Change in net unrealized appreciation (depreciation)	185,518,128	239,801,080

Net increase (decrease) in net assets from operations	142,942,836	173,132,820

Distributions to shareholders from:
Net investment income
Class III	(9,579,484)	(18,742,240)

Net share transactions (Note 9):
Class III	1,559,794	97,429,157
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	5,113

Total increase (decrease) in net assets resulting from net share transactions	1,559,794	97,434,270

Total increase (decrease) in net assets	134,923,146	251,824,850

Net assets:
Beginning of period	661,103,123	409,278,273

End of period	$796,026,269	$661,103,123

6	See accompanying notes to the financial statements.

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007(a)

Net asset value, beginning of period	$12.69		$9.20		$20.63		$22.16		$20.00

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.18		0.41		0.65		0.47		0.53
Net realized and unrealized gain (loss)	2.54		3.49		(9.20)		0.52		2.45

Total from investment operations	2.72		3.90		(8.55)		0.99		2.98

Less distributions to shareholders:
From net investment income	(0.18)		(0.41)		(0.62)		(1.24)		(0.72)
From net realized gains	—		—		(2.26)		(1.28)		(0.10)

Total distributions	(0.18)		(0.41)		(2.88)		(2.52)		(0.82)

Net asset value, end of period	$15.23		$12.69		$9.20		$20.63		$22.16

Total Return(c)	21.53%		42.22%		(46.05)%		3.57%		14.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$796,026		$661,103		$409,278		$718,390		$440,431
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%*
Net investment income (loss) to average daily net assets(b)	1.34%		3.39%		4.12%		2.04%		3.32	%*
Portfolio turnover rate	14%		20%		33%		4%		1	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.01%		0.02%		0.03	%*
Redemption fees consisted of the following per share amounts (Note 2):†	$—		$0.00	(g)	$0.00	(g)	$0.00	(g)	$0.01

(a)	Period from June 5, 2006 (commencement of operations) through February 28, 2007.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	7

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO International Opportunities Equity Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the MSCI EAFE Index (Europe, Australasia, and Far East). The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds. The Fund also may invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities directly. Although the Fund’s primary exposure is to foreign equity investments (including emerging country equities, both growth and value style equities, and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests (including through investment in the underlying funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect (e.g., through the underlying funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of the underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

8

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.2% of net assets. The underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value those foreign securities (including futures, derivatives, and other securities whose values are based on indices comprised of such securities) as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, those foreign equity securities, foreign index futures contracts and swap agreements representing 93.8%, 0.2% and less than 0.1%, respectively, of the net assets of the Fund through investments in the underlying funds were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.

9

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$796,040,403	$—	$—	$796,040,403
Short-Term Investments	32,062	—	—	32,062

Total Investments	796,072,465	—	—	796,072,465

Total	$796,072,465	$—	$—	$796,072,465

10

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.2% of total net assets.

The Fund held no direct investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, and post-October capital losses.

11

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$9,579,484	$18,742,240

Total distributions	$9,579,484	$18,742,240

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(61,599,918)
Post-October capital loss deferral	$(10,370,659)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(39,084,586)
February 28, 2019	$(22,515,332)

Total	$(61,599,918)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$929,542,276	$11,185,419	$(144,655,230)	$(133,469,811)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S.

12

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any

13

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. All or a portion of the Fund’s purchase premiums and/or redemption fees may be waived at the Manager’s discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premium and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and/or redemption fees imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur/reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

14

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying

15

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Market Risk — Fixed Income Securities (risk that the value of fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

4.	Derivative financial instruments

At February 28, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

16

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

This contractual expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $14,992 and $5,138, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder	Indirect Shareholder
service fees)	Service Fees	Total Indirect Expenses
0.512%	0.089%	0.601%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2011 aggregated $98,536,379 and $96,987,576, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 36.93% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, less than 0.01% of the Fund’s shares were held senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

17

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	5,013,261	$66,236,875	14,821,451	$184,281,194
Shares issued to shareholders in reinvestment of distributions	645,146	9,354,610	1,379,477	18,402,217
Shares repurchased	(5,496,705)	(74,031,691)	(8,617,216)	(105,254,254)
Purchase premiums	—	—	—	5,113
Redemption fees	—	—	—	—

Net increase (decrease)	161,702	$1,559,794	7,583,712	$97,434,270

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO Emerging Markets Fund, Class VI	$—	$20,739,682	$1,691,197	$308,328	$—	$22,727,461
GMO Flexible Equities Fund, Class VI	11,525,967	208,044	858,293	152,822	—	11,463,067
GMO International Growth Equity Fund, Class IV	318,862,849	40,185,210	44,449,453	3,800,942	—	381,363,744
GMO International Intrinsic Value Fund, Class IV	317,602,020	37,266,472	36,442,410	5,188,668	—	380,486,131
GMO International Small Companies Fund, Class III	13,125,912	136,971	13,546,223	136,971	—	—

Totals	$661,116,748	$98,536,379	$96,987,576	$9,587,731	$—	$796,040,403

18

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Opportunities Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Opportunities Equity Allocation Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

19

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

20

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.61%	$1,000.00	$1,240.70	$3.39
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

21

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

22

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

23

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

24

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

GMO International Small Companies Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Small Companies Fund
(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Small Companies Fund returned +31.1% for the fiscal year ended February 28, 2011, as compared with +28.8% for the MSCI EAFE Small Cap Index.

Stock selection contributed to the Fund’s relative performance. Holdings in Belgian electrical equipment maker Bekaert and British machinery company Weir Group were among the most significant contributors to relative performance. On the negative side, holdings of Allied Irish Banks and Japanese auto component maker Futaba Industrial detracted from the Fund’s relative performance.

Country selection had a negative impact on the Fund’s relative performance. The Fund’s overweights to Italy and Japan, which both underperformed the benchmark, were mainly responsible.

Sector selection had a positive impact on performance relative to the benchmark. The Fund’s underweights to Financials and Utilities, which both underperformed, and overweight to Materials, which outperformed, contributed.

Currency selection had a negative impact on relative performance mainly from the Fund’s underweight to the Australian dollar.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO International Small Companies Fund Class III Shares and the
MSCI EAFE Small Cap Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The MSCI EAFE Small Cap + Index represents the S&P Developed ex-U.S. Small Cap Index prior to May 30, 2008 and the MSCI EAFE Small Cap Index thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO International Small Companies Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	93.5%
Preferred Stocks	3.2
Mutual Funds	1.8
Short-Term Investments	0.6
Futures Contracts	0.1
Forward Currency Contracts	0.0	^
Rights and Warrants	0.0	^
Swap Agreements	0.0	^
Other	0.8

	100.0%

Country Summary*	% of Investments
Japan	27.9%
United Kingdom	22.6
Germany	10.0
France	6.4
Italy	5.4
Sweden	4.1
Singapore	3.5
Netherlands	2.7
Ireland	2.6
Switzerland	2.4
Hong Kong	2.3
Canada	1.8
Australia	1.5
Finland	1.5
Belgium	1.2
South Korea	0.9
Austria	0.6
Denmark	0.5
Greece	0.5
Taiwan	0.4
India	0.2
Turkey	0.2
Brazil	0.1
China	0.1
Malaysia	0.1
Norway	0.1
Poland	0.1

1

GMO International Small Companies Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Country Summary*	% of Investments
South Africa	0.1%
Spain	0.1
Thailand	0.1
Egypt	0.0	^
Chile	0.0	^
Philippines	0.0	^
Peru	0.0	^
Mexico	0.0	^
Czech Republic	0.0	^

	100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments, if any. The table excludes exposure through forward currency contracts. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Capital Goods	17.0%
Materials	15.1
Real Estate	10.1
Retailing	8.0
Automobiles & Components	6.8
Food, Beverage & Tobacco	4.9
Transportation	4.3
Media	4.0
Diversified Financials	4.0
Technology Hardware & Equipment	3.6
Consumer Durables & Apparel	3.5
Health Care Equipment & Services	3.0
Consumer Services	2.8
Energy	2.6
Pharmaceuticals, Biotechnology & Life Sciences	2.3
Commercial & Professional Services	2.0
Utilities	1.2
Software & Services	1.1
Food & Staples Retailing	0.9
Insurance	0.8
Banks	0.6
Household & Personal Products	0.6

2

GMO International Small Companies Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Industry Group Summary	% of Equity Investments**
Semiconductors & Semiconductor Equipment	0.5%
Telecommunication Services	0.3

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.
∧	Rounds to 0.0%.

3

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 93.5%

	Australia — 4.0%
91,631	Ansell Ltd	1,280,056
998,946	Australian Infrastructure Fund	1,995,023
243,256	Boart Longyear Group	1,154,388
895,346	Charter Hall Office (REIT)	2,917,294
1,165,856	Commonwealth Property Office Fund (REIT)	1,018,586
37,823	Flight Centre Ltd	856,725
207,457	Iluka Resources Ltd *	2,263,613
2,689,405	ING Industrial Fund Unit	1,455,226
4,115,105	ING Office Fund	2,567,937
636,905	Macquarie CountryWide Trust	2,086,372
916,770	Pacific Brands Ltd *	831,170
998,258	PaperlinX Ltd *	462,358

	Total Australia	18,888,748

	Austria — 0.6%
19,153	AI Airports International Ltd ADC *	7,397
15,622	Andritz AG	1,319,187
17,355	Flughafen Wien AG	1,166,485
1,761,602	Immofinanz AG (Entitlement Shares) (a) *	—
3,993	Schoeller-Bleckmann Oilfield Equipment AG	340,601

	Total Austria	2,833,670

	Belgium — 1.2%
39,581	Euronav SA	668,722
10,139	GIMV NV	562,553
33,648	Omega Pharma SA	1,625,222
29,800	SA D’Ieteren NV	2,018,293
17,069	Tessenderlo Chemie	577,250

	Total Belgium	5,452,040

	Brazil — 0.0%
12,600	Eternit SA	83,909

4	See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Canada — 4.1%
48,557	ACE Aviation Holdings Inc Class A *	604,745
82,900	Advantage Oil & Gas Ltd *	649,343
78,300	AltaGas Ltd	1,992,256
93,400	Colossus Minerals Inc *	801,766
30,700	Dorel Industries Inc Class B	998,528
72,100	Dundee Corp Class A *	1,778,845
46,400	Linamar Corp	1,003,889
13,400	Methanex Corp	389,911
211,300	Precision Drilling Corp *	2,490,232
30,471	Quebecor Inc Class B	1,105,556
130,500	RONA Inc *	1,987,957
107,600	SEMAFO Inc *	1,127,444
54,650	Torstar Corp Class B	808,317
115,525	Transcontinental Inc	1,938,199
157,600	Trinidad Drilling Ltd	1,328,541

	Total Canada	19,005,529

	Chile — 0.0%
2,553,247	Madeco SA	150,238

	China — 0.1%
75,000	Hangzhou Steam Turbine Co Class B	155,436
298,400	Jiangsu Future Land Co Ltd Class B	230,962
64,800	Luthai Textile Co Ltd Class B	63,960
111,600	Shanghai Mechanical and Electrical Industry Co Ltd Class B	164,052

	Total China	614,410

	Czech Republic — 0.0%
1,200	Pegas Nonwovens SA	29,783

	Denmark — 0.5%
44,261	D/S Norden A/S	1,568,222
88,467	GN Store Nord A/S *	864,005

	Total Denmark	2,432,227

See accompanying notes to the financial statements.	5

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Egypt — 0.1%
8,402	Alexandria Mineral Oils Co (a)	61,873
207,402	Arab Cotton Ginning (a)	95,868
123,378	Naeem Holding (a) *	43,676

	Total Egypt	201,417

	Finland — 1.5%
136,287	Amer Sports Oyj Class A	1,807,032
40,751	Cargotec Oyj Class B	1,822,913
31,440	Kemira Oyj	457,714
452,409	M-real Oyj B shares *	1,891,492
17,857	Outotec Oyj	1,003,127

	Total Finland	6,982,278

	France — 6.0%
76,908	Arkema	5,623,113
20,792	Bureau Veritas SA	1,605,578
22,981	Faurecia *	894,896
6,525	Fonciere des Regions (REIT)	708,924
37,646	Groupe Steria SCA	1,188,800
71,389	Havas SA	402,647
9,078	IMS International Metal Service *	189,737
45,767	Lagardere SCA	2,059,973
121,152	PagesJaunes Groupe	1,181,493
24,448	Peugeot SA *	979,225
4,589	Plastic Omnium SA	331,495
31,477	Rallye SA	1,389,966
125,335	Rhodia SA	3,612,236
14,167	Seb SA	1,392,817
69,933	Valeo SA *	4,358,575
30,097	Zodiac Aerospace	2,102,293

	Total France	28,021,768

6	See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Germany — 5.2%
54,024	Aareal Bank AG *	1,890,372
29,502	Arques Industries AG *	182,624
36,508	Aurubis AG	1,945,187
4,213	Axel Springer AG	686,494
17,209	Bechtle AG	667,445
18,625	Bertrandt AG	1,374,165
17,877	Bilfinger & Berger AG	1,502,471
62,452	Deutsche Lufthansa AG (Registered) *	1,279,475
92,254	Gagfah SA	1,092,583
22,838	Gerresheimer AG *	1,015,688
52,775	Gildemeister AG	1,172,192
237,370	Heidelberger Druckmaschinen AG *	1,166,827
90,529	Infineon Technologies AG	994,507
65,891	Lanxess AG	4,909,793
66,065	Leonische Drahtwerke AG *	2,772,487
27,225	Stada Arzneimittel AG	1,090,284
17,696	Tognum AG	444,313

	Total Germany	24,186,907

	Greece — 0.5%
550,146	Alapis Holding Industrial and Commercial SA	379,640
201,715	Intralot SA	695,159
62,344	Jumbo SA	485,762
73,847	Motor Oil (Hellas) Corinth Refineries SA	889,105

	Total Greece	2,449,666

	Hong Kong — 2.3%
1,356,000	Brightoil Petroleum Holdings Ltd	681,500
812,000	Dah Chong Hong Holdings Ltd	855,803
1,756,000	First Pacific Co	1,399,608
840,000	Galaxy Entertainment Group Ltd *	1,086,062
486,400	HKR International Ltd	299,795
921,000	Kowloon Development Co Ltd	1,243,668
776,000	Pacific Basin Shipping Ltd	455,603

See accompanying notes to the financial statements.	7

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Hong Kong — continued
5,480,000	Singmas Container Holdings Ltd *	1,852,628
1,290,000	Texwinca Holdings Ltd	1,317,052
54,300	VTech Holdings Ltd	581,158
226,000	Yue Yuen Industrial Holdings	713,025

	Total Hong Kong	10,485,902

	India — 0.2%
32,400	Gitanjali Gems Ltd	156,231
31,560	Gujarat Fluorochemicals	186,718
15,400	Gujarat State Fertilisers & Chemicals Ltd	114,747
67,177	ICSA India Ltd	192,484
107,300	Mercator Lines Ltd	85,301
48,100	Syndicate Bank	122,159

	Total India	857,640

	Ireland — 2.6%
1,580,538	Allied Irish Banks Plc *	582,793
163,064	C&C Group Plc	794,879
137,724	DCC Plc	4,420,352
557,696	Fyffes Plc	318,378
131,727	Glanbia Plc	772,568
730,773	Irish Life & Permanent Group Holdings Plc *	982,554
28,657	Paddy Power Plc	1,166,716
189,814	Smurfit Kappa Group Plc *	2,358,271
921,861	Total Produce Ltd	535,079

	Total Ireland	11,931,590

	Italy — 2.3%
99,869	Amplifon SPA	543,150
77,128	Autostrada Torino-Milano SPA	1,095,549
123,894	Benetton Group SPA	809,590
121,900	Cementir SPA	388,243
112,678	Danieli & Co SPA-RSP	1,961,653
41,788	Indesit Company SPA	482,578

8	See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Italy — continued
126,120	Italcementi SPA-Di RISP	640,390
11,455	Italmobiliare SPA	442,856
19,880	Italmobiliare SPA-RSP	511,348
315,604	Milano Assicurazioni SPA	524,765
252,096	Recordati SPA	2,357,148
11,013	Tod’s SPA	1,126,297

	Total Italy	10,883,567

	Japan — 27.0%
49,200	ADEKA Corp	551,836
2,124	Advance Residence Investment Corp (REIT)	4,426,231
523,500	Aiful Corp *	1,103,294
35,700	Alpen Co Ltd	726,612
272,600	Alps Electric Co Ltd	3,674,485
117,000	Anritsu Corp	1,098,256
92,700	AOC Holdings Inc *	686,446
97,900	Aoyama Trading Co Ltd	1,712,763
120,800	Arnest One Corp	1,527,639
79,000	Asahi Diamond Industrial Co Ltd	1,527,642
20,800	Autobacs Seven Co Ltd	846,664
84,400	Century Tokyo Leasing Corp	1,614,192
19,400	Chiba Kogyo Bank Ltd (The) *	140,129
168,050	Daiei Inc *	685,139
73,200	Daiichikosho Co Ltd	1,428,064
414,000	Dainippon Ink and Chemicals Inc	1,104,129
84,000	Dainippon Screen Manufacturing Co Ltd *	817,303
436	DA Office Investment Corp (REIT)	1,568,579
133,300	DCM Japan Holdings Co Ltd	816,429
300	Dr Ci:Labo Co Ltd	1,171,835
160,200	Edion Corp	1,661,804
40,500	Exedy Corp	1,342,315
148,000	Fujitsu General Ltd	873,887
51,700	Fuji Oil Co Ltd	738,445
40,600	Fuji Soft Inc	700,239

See accompanying notes to the financial statements.	9

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
223,900	Futaba Industrial Co Ltd *	1,560,508
51,100	Fuyo General Lease Co Ltd	1,905,425
456,000	Godo Steel	956,307
10,270	Gulliver International Co Ltd	458,349
173,000	Gunze Ltd	743,729
462,000	Hanwa Co Ltd	2,154,972
75,600	Itochu Enex Co Ltd	444,726
119,000	JACCS Co Ltd	441,715
282	Japan Excellent Inc (REIT)	1,668,487
346,000	JFE Shoji Holdings Inc	1,656,912
164,000	J – Oil Mills Inc	514,598
98,700	K’s Holdings Corp	3,333,355
19,600	Kaga Electronics Co Ltd	257,913
164	Kakaku.com Inc	961,197
163,000	Kaken Pharmaceutical Co Ltd	2,081,273
221,000	Kayaba Industry Co	1,937,587
45,500	Keihin Corp	1,008,941
406	Kenedix Realty Investment Corp (REIT)	1,924,389
59,000	Kohnan Shoji Co Ltd	809,747
86,100	Kojima Co Ltd	607,440
227,000	Krosaki Harima Corp	1,022,580
198,000	Kurabo Industries Ltd	395,979
28,800	Kyoei Steel Ltd	481,828
61,000	Kyorin Co Ltd	1,112,315
32,000	Kyudenko Corp	204,558
129,000	Makino Milling Machine Co Ltd *	1,215,838
28,600	Mandom Corp	768,112
24,800	Melco Holdings Inc	951,282
345,000	Mitsubishi Steel Manufacturing Co Ltd	1,326,926
223,000	Mitsui Mining & Smelting Co Ltd	887,466
310,000	Morinaga Milk Industry Co Ltd	1,308,119
141,000	Nakayama Steel Works Ltd *	193,802
171,000	Nichias Corp	1,063,225
473,000	Nichirei Corp	2,228,949

10	See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
117,700	Nihon Kohden Corp	2,586,563
163,000	Nippon Chemi-Con Corp *	1,158,650
805,000	Nippon Coke & Engineering Co Ltd	1,596,763
53,000	Nippon Corp	374,064
129,000	Nippon Flour Mills Co Ltd	643,195
1,683,000	Nippon Light Metal Co Ltd *	3,624,764
58,000	Nippon Shokubai Co Ltd	687,225
66,000	Nippon Synthetic Chemical Industry Co Ltd	472,461
65,700	Nippon System Development Co Ltd	724,897
70,800	Nipro Corp	1,495,784
141,000	Nissan Shatai Co Ltd	1,195,062
175,000	Nisshin Oillio Group Ltd (The)	911,824
18,400	Okinawa Electric Power Co	920,565
654,000	Orient Corp *	938,629
432	ORIX JREIT Inc (REIT)	2,492,098
23,300	Osaka Steel Co Ltd	411,579
30,900	OSAKA Titanium Technologies Co	2,316,522
31,100	PLENUS Co Ltd	528,993
324	Premier Investment Corp (REIT)	1,577,877
420,000	Press Kogyo Co Ltd *	2,074,455
62,800	QP Corp	799,386
176,100	Round One Corp	1,157,564
393,000	Ryobi Ltd *	1,714,143
12,000	Ryosan Co	315,335
222,000	Sankyo – Tateyama Holdings Inc *	306,108
184,000	Sankyu Inc	872,159
27,800	Sanrio Co Ltd	918,417
12,800	Sawai Pharmaceuticals Co Ltd	1,201,309
99,000	Seino Holdings Co Ltd	755,669
156,000	Shinwa Kaiun Kaisha Ltd	381,980
143,000	Showa Corp *	1,230,951
195,000	Taihei Kogyo Co Ltd	923,302
34,800	Takata Corp	1,109,563
101,000	TOA Corp	126,404

See accompanying notes to the financial statements.	11

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
21,900	Toho Titanium Co Ltd	689,784
266	Tokyu REIT Inc (REIT)	1,828,283
497,000	Topy Industries Ltd	1,485,654
248	Top REIT Inc (REIT)	1,606,897
583,000	Toyo Tire & Rubber Co Ltd	1,619,096
548	T – Gaia Corp	1,084,056
88,000	Uchida Yoko Co Ltd	304,261
213,000	Uniden Corp *	778,707
78,700	Unipres Corp	1,988,724
1,904	United Urban Investment Corp (REIT)	2,492,448
179,000	Yokohama Rubber Co	940,952
188,000	Zeon Corp	1,928,940

	Total Japan	126,424,968

	Malaysia — 0.1%
338,800	DRB-Hicom Bhd	208,403
763,900	Lion Diversified Holdings	116,685
511,900	Ranhill Bhd	121,878
679,700	Scomi Group Berhad *	73,941
606,500	Zelan Berhad *	98,844

	Total Malaysia	619,751

	Mexico — 0.0%
38,000	Bio Pappel SAB de CV *	34,758

	Netherlands — 2.7%
135,331	Aalberts Industries NV	2,884,596
97,903	CSM	3,481,290
302,704	Koninklijke BAM Groep NV	1,942,269
70,864	Mediq NV	1,311,215
25,456	Nutreco Holding NV	1,883,684
18,200	Vastned NV (REIT)	1,299,013

	Total Netherlands	12,802,067

12	See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Norway — 0.1%
44,636	Atea ASA	492,488

	Peru — 0.0%
50,900	Refineria La Pampilla SA Relapasa	36,698

	Philippines — 0.0%
106,600	Rizal Commercial Banking Corp	63,656

	Poland — 0.1%
2,688,270	Bioton SA *	168,996
119,870	Dom Maklerski IDMSA *	125,019
7,680	Gant Development SA *	42,147
62,640	MCI Management SA *	185,647

	Total Poland	521,809

	Singapore — 2.8%
1,101,000	CapitaCommercial Trust (REIT)	1,195,413
2,463,000	GMG Global Ltd *	524,684
954,000	Ho Bee Investment Ltd	1,002,824
556,000	Hong Leong Asia Ltd	1,177,172
2,416,000	Jaya Holdings Ltd *	1,058,038
67,000	Kim Eng Holdings Ltd	160,956
251,000	KS Energy Services Ltd *	175,427
1,597,159	Mapletree Logistics Trust (REIT)	1,134,541
769,000	MobileOne Ltd	1,437,883
411,000	Singapore Airport Terminal Services Ltd	826,076
826,000	Suntec Real Estate Investment Trust (REIT)	963,462
765,000	Swiber Holdings Ltd *	473,983
227,000	Venture Corp Ltd	1,688,551
255,000	Wheelock Properties Ltd	368,055
691,000	Wing Tai Holdings Ltd	807,075

	Total Singapore	12,994,140

See accompanying notes to the financial statements.	13

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	South Africa — 0.1%
29,800	Basil Read Holdings Ltd	45,025
77,500	Grindrod Ltd	170,925
18,619	Group Five Ltd	75,913
16,051	Highveld Steel and Vanadium Corp Ltd *	217,827
411,541	Simmer & Jack Mines Ltd *	50,829
4,200	Wilson Bayly Holmes-Ovcon Ltd	69,895

	Total South Africa	630,414

	South Korea — 0.9%
12,200	AtlasBX Co Ltd	279,219
5,130	Chong Kun Dang Pharm Corp	104,982
4,820	Daegu Department Store	51,129
90,560	Daewoo Motor Sales Corp *	173,913
3,260	Dong Ah Tire & Rubber Co Ltd	24,451
8,800	Dongbu Corp	53,685
28,869	Eugene Corp *	104,905
34,672	Forhuman Co Ltd *	182,524
8,100	Global & Yuasa Battery Co Ltd	265,107
3,930	Hankuk Paper Manufacturing Co Ltd	79,618
18,848	HARIM & Co Ltd (a) *	85,393
1,237	Hyundai Elevator Co Ltd *	110,497
32,511	Interpark Corp *	129,223
5,779	INTOPS Co Ltd	105,129
8,750	ISU Chemical Co Ltd	130,422
1,761	KCC Engineering & Construction Co	66,047
8,920	Keangnam Enterprises Ltd *	78,840
3,050	KISWIRE Ltd	95,995
12,451	Kolon Corp	302,687
17,040	Kolon Engineering & Construction Co Ltd *	70,968
18,000	KTB Securities Co Ltd *	68,850
35,020	Kwang Dong Pharmaceutical Co Ltd	92,671
11,380	Lotte Midopa Co Ltd	163,447
14,070	Moorim Paper Co Ltd	95,932
176	Namyang Dairy Products Co Ltd	107,597

14	See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	South Korea — continued
2,940	Poongsan Corp	97,674
2,910	Poongsan Corp	107,245
6,390	Samwhan Corp *	51,109
228	SeAH Holdings Corp	23,715
1,680	SeAH Steel Corp	103,684
1,060	Shinyoung Securities Co Ltd	33,511
4,180	Silla Co Ltd	53,325
750	SK Gas Co Ltd	24,961
243	Taekwang Industrial Co Ltd	250,942
47,230	Taeyoung Engineering & Construction	214,330
1,740	Union Steel	32,371
131	Yonghyun BM Co Ltd *	1,130

	Total South Korea	4,017,228

	Spain — 0.1%
20,504	Fomento de Construcciones y Contratas SA	655,553

	Sweden — 4.1%
49,899	Axfood AB	1,916,270
14,284	Cardo AB	942,588
63,100	D Carnegie & Co. AB (a) *	7,472
42,961	Elekta AB Class B	1,638,704
141,127	Fabege AB	1,527,740
49,998	Hoganas AB Class B	1,752,460
255,954	Kungsleden AB	2,505,788
92,495	NCC Class B	2,417,417
101,809	Peab AB	853,516
82,016	SAAB AB Class B	1,695,405
299,051	Trelleborg AB Class B	3,003,063
81,342	Vostok Gas Ltd (a) *	2,825
31,000	Wihlborgs Fastigheter AB	895,413

	Total Sweden	19,158,661

See accompanying notes to the financial statements.	15

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Switzerland — 2.4%
29,763	Aryzta AG	1,391,183
95,093	Clariant AG (Registered) *	1,569,622
3,482	Fischer (George) AG (Registered) *	1,960,435
8,058	Panalpina Welttransport Holding AG *	1,044,977
703	Sika AG	1,506,252
22,749	Sulzer AG	3,532,650

	Total Switzerland	11,005,119

	Taiwan — 0.4%
89,000	Ability Enterprise Co Ltd	135,552
290,000	China Bills Finance Corp	103,360
47,000	Chinese Maritime Transport Ltd	98,238
53,000	Chong Hong Construction Co Ltd	130,025
202,000	Nien Hsing Textile Co Ltd	155,628
430,000	ProMOS Technologies Inc *	30,150
134,000	Radiant Opto-Electronics Corp	300,355
34,980	Raydium Semiconductor Corp	187,457
426,000	Sampo Corp *	143,422
172,000	Taiwan Cogeneration Corp	107,336
180,000	Taiwan Pulp & Paper Corp *	100,627
106,000	ThaiLin Semiconductor Corp *	50,338
67,000	Tsann Kuen Enterprises Co Ltd	134,336

	Total Taiwan	1,676,824

	Thailand — 0.1%
31,000	Electricity Generating Pcl (Foreign Registered) (a)	100,992
22,849,600	G Steel Pcl (Foreign Registered) (a) *	526,578

	Total Thailand	627,570

	Turkey — 0.2%
103,947	Izmir Demir Celik Sanayi AS *	318,099
185,400	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A *	119,701

16	See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Turkey — continued
383,578	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D *	184,635
70,200	Selcuk Ecza Deposu Ticaret ve Sanayi AS	102,010

	Total Turkey	724,445

	United Kingdom — 21.2%
129,711	Aberdeen Asset Management	442,780
75,763	ASOS Plc *	2,321,493
141,823	Atkins WS Plc	1,606,238
274,374	Balfour Beatty Plc	1,559,072
344,831	BBA Aviation Plc	1,247,952
238,888	Bodycote Plc	1,186,310
154,679	BowLeven Plc *	834,087
32,885	Brit Insurance Holdings NV *	570,268
140,619	Britvic Plc	833,640
358,636	Cape Plc	2,372,384
262,272	Catlin Group Ltd	1,604,493
98,659	Cookson Group Plc *	1,049,465
139,755	Croda International Plc	3,597,915
195,393	Daily Mail & General Trust Plc	1,784,576
175,652	Dairy Crest Group Plc	1,034,462
696,562	Debenhams Plc *	710,515
381,391	Drax Group Plc	2,447,710
547,374	DS Smith Plc	1,768,323
595,832	Electrocomponents Plc	2,676,950
930,960	Enterprise Inns Plc *	1,440,564
317,290	Filtrona Plc	1,546,369
271,927	FirstGroup Plc	1,613,619
737,451	Galiform Plc *	1,385,089
730,477	Game Group Plc	725,824
502,960	GKN Plc	1,715,633
74,234	Go – Ahead Group Plc	1,698,775
102,990	Greene King Plc	775,762
313,862	Halfords Group Plc	1,978,445
570,355	Home Retail Group Plc	2,046,562

See accompanying notes to the financial statements.	17

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
340,868	IMI Plc	4,926,758
748,040	Inchcape Plc *	4,721,426
76,348	Informa Plc	539,458
278,517	Intermediate Capital Group Plc	1,455,462
108,847	Investec Plc	836,269
1,073,914	Johnston Press Plc *	213,294
833,495	Kesa Electricals Plc	1,735,638
259,970	LG Group Holdings Plc	1,893,753
291,930	Luminar Group Holdings Plc *	58,135
823,332	Marston’s Plc	1,320,425
306,395	Mcbride Plc	716,991
804,507	Melrose Plc	3,976,715
204,173	Mondi Plc	1,821,563
312,882	Morgan Crucible Co Plc	1,474,890
651,488	National Express Group Plc *	2,629,042
192,796	Northumbrian Water Group Plc	1,020,048
378,259	Premier Farnell Plc	1,863,441
3,608,216	Premier Foods Plc *	1,597,329
1,368,102	Punch Taverns Plc *	1,478,492
87,054	Rightmove Plc	1,260,300
88,447	Savills Plc	544,189
542,056	Senior Plc	1,321,289
35,934	Severn Trent Plc	869,201
756,883	SIG Plc *	1,597,122
86,471	Smith News Plc	132,165
39,016	Spectris Plc	884,569
256,592	Tate & Lyle Plc	2,419,836
517,685	Trinity Mirror Plc *	681,274
394,049	Tullett Prebon Plc	2,606,517
210,881	United Business Media Ltd	2,443,929

18	See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
123,474	Weir Group Plc (The)	3,442,017
719,648	William Hill Plc	2,244,104

	Total United Kingdom	99,300,916

	TOTAL COMMON STOCKS (Cost $370,155,791)	437,278,354

	PREFERRED STOCKS — 3.2%

	Brazil — 0.0%
69,200	Confab Industrial SA	207,542

	Germany — 3.2%
8,812	Biotest AG 0.87%	559,689
27,629	Draegerwerk AG & Co 0.64%	2,268,265
18,356	Fuchs Petrolub AG 2.61%	2,564,253
42,048	Hugo Boss AG 1.82%	3,163,809
34,956	Jungheinrich AG 0.42%	1,404,069
21,161	Porsche Automobil Holding SE 0.17%	1,685,825
102,888	ProSiebenSat.1 Media AG 4.97%	3,343,409

	Total Germany	14,989,319

	TOTAL PREFERRED STOCKS (Cost $9,943,417)	15,196,861

	RIGHTS AND WARRANTS — 0.0%

	Singapore — 0.0%
61,000	Tat Hong Holdings Ltd Warrants, Expires 02/08/13 *	959

	TOTAL RIGHTS AND WARRANTS (Cost $0)	959

See accompanying notes to the financial statements.	19

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value		Description	Value ($)

		MUTUAL FUNDS — 1.8%

		United States — 1.8%
		Affiliated Issuers
	340,200	GMO U.S. Treasury Fund	8,505,000

		TOTAL MUTUAL FUNDS (Cost $8,505,000)	8,505,000

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
NZD	14,296	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.90%, due 03/01/11	10,756
AUD	335,459	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.59%, due 03/01/11	341,548
CAD	17,264	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.93%, due 03/01/11	17,769
CHF	9,578	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 03/01/11	10,309
DKK	57,570	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.30%, due 03/01/11	10,655
GBP	6,161	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.49%, due 03/01/11	10,016
HKD	77,859	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	9,997
JPY	6,540,520	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	79,953
NOK	57,627	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.72%, due 03/01/11	10,290
SEK	64,338	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.30%, due 03/01/11	10,158
SGD	85,429	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 03/01/11	67,172
EUR	36,648	Citibank (New York) Time Deposit, 0.57%, due 03/01/11	50,572
USD	2,009,953	Citibank (New York) Time Deposit, 0.19%, due 03/01/11	2,009,953

		Total Time Deposits	2,639,148

		TOTAL SHORT-TERM INVESTMENTS (COST $2,639,148)	2,639,148

		TOTAL INVESTMENTS — 99.1% (Cost $391,243,356)	463,620,322
		Other Assets and Liabilities (net) — 0.9%	4,113,068

		TOTAL NET ASSETS — 100.0%	$467,733,390

20	See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement		Deliver/	Units of		Appreciation
Date	Counterparty	Receive	Currency	Value	(Depreciation)

Buys †
4/20/11	Bank of America, N.A.	CHF	619,362	$666,924	$28,064
4/20/11	Brown Brothers Harriman & Co.	CHF	520,393	560,355	24,188
4/20/11	Deutsche Bank AG	CHF	4,145,559	4,463,902	202,825
4/20/11	Morgan Stanley Capital Services Inc.	CHF	760,631	819,041	34,367
4/20/11	Bank of America, N.A.	GBP	956,338	1,553,960	21,503
4/20/11	Bank of New York Mellon	GBP	3,317,265	5,390,246	86,171
4/20/11	Deutsche Bank AG	GBP	1,739,759	2,826,946	47,072
4/20/11	Morgan Stanley Capital Services Inc.	GBP	1,771,787	2,878,988	48,128
4/20/11	Bank of New York Mellon	HKD	13,892,673	1,784,740	1,010
4/20/11	Brown Brothers Harriman & Co.	HKD	22,322,913	2,867,742	2,156
4/20/11	JPMorgan Chase Bank, N.A.	HKD	12,884,956	1,655,283	745
4/20/11	Morgan Stanley Capital Services Inc.	HKD	9,225,235	1,185,132	775
4/20/11	State Street Bank and Trust and Company	HKD	22,110,191	2,840,414	2,354
4/20/11	Bank of America, N.A.	SEK	47,223,817	7,437,709	191,172
4/20/11	Bank of New York Mellon	SEK	3,059,439	481,859	12,296
4/20/11	Royal Bank of Scotland PLC	SEK	15,794,643	2,487,642	67,466
4/20/11	Bank of America, N.A.	SGD	14,528,668	11,427,083	92,324

				$51,327,966	$862,616

Sales #
4/20/11	Bank of America, N.A.	CAD	3,072,096	$3,158,643	$(55,152)
4/20/11	Deutsche Bank AG	CAD	7,259,853	7,464,377	(128,584)
4/20/11	JPMorgan Chase Bank, N.A.	CAD	2,844,162	2,924,287	(46,571)
4/20/11	Royal Bank of Scotland PLC	CAD	3,782,180	3,888,731	(66,703)
4/20/11	State Street Bank and Trust and Company	DKK	10,258,665	1,897,930	(45,282)
4/20/11	Brown Brothers Harriman & Co.	EUR	1,854,917	2,558,111	(60,465)
4/20/11	Deutsche Bank AG	EUR	1,897,000	2,616,148	(69,321)
4/20/11	JPMorgan Chase Bank, N.A.	EUR	2,207,077	3,043,774	(75,348)
4/20/11	Morgan Stanley Capital Services Inc.	EUR	5,838,630	8,052,039	(191,474)
4/20/11	Bank of New York Mellon	JPY	60,859,782	744,210	(13,618)

See accompanying notes to the financial statements.	21

GMO International Small Companies Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Forward Currency Contracts — continued

					Net Unrealized
Settlement		Deliver/	Units of		Appreciation
Date	Counterparty	Receive	Currency	Value	(Depreciation)

4/20/11	Brown Brothers Harriman & Co.	JPY	37,865,387	$463,028	$(8,467)
4/20/11	State Street Bank and Trust and Company	JPY	160,681,000	1,964,852	(36,383)

				$38,776,130	$(797,368)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
30	DAX	March 2011	$7,547,635	$251,837
26	FTSE 100	March 2011	2,526,913	(22,854)
91	FTSE/MIB	March 2011	14,117,527	1,153,191
34	CAC 40	March 2011	1,928,956	7,886
61	MSCI Singapore	March 2011	3,401,737	(6,551)
34	TOPIX	March 2011	3,969,946	90,110

			$33,492,714	$1,473,619

Sales
63	S&P Toronto 60	March 2011	$10,538,582	$(627,225)
97	SPI 200	March 2011	11,981,058	(199,672)

			$22,519,640	$(826,897)

22	See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Swap Agreements

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value

196,074	GBP	5/24/2011	Goldman Sachs International	3 Month GBP LIBOR - 500 bp	Return on Yell Group Plc	$(25,885)

Premiums to (Pay) Receive						$—

As of February 28, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

See accompanying notes to the financial statements.	23

GMO International Small Companies Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $382,738,356) (Note 2)	$455,115,322
Investments in affiliated issuers, at value (cost $8,505,000) (Notes 2 and 10)	8,505,000
Foreign currency, at value (cost $142,230) (Note 2)	143,261
Dividends receivable	525,490
Foreign taxes receivable	39,936
Unrealized appreciation on open forward currency contracts (Note 4)	862,616
Receivable for collateral on open futures contracts (Note 4)	3,679,321
Receivable for variation margin on open futures contracts (Note 4)	131,984
Receivable for expenses reimbursed by Manager (Note 5)	41,132
Miscellaneous receivable	675

Total assets	469,044,737

Liabilities:
Payable to affiliate for (Note 5):
Management fee	214,240
Shareholder service fee	53,560
Trustees and Trust Officers or agents unaffiliated with the Manager	1,110
Payable for foreign currency purchased	85
Unrealized depreciation on open forward currency contracts (Note 4)	797,368
Payable for open swap contracts (Note 4)	25,885
Accrued expenses	219,099

Total liabilities	1,311,347

Net assets	$467,733,390

Net assets consist of:
Paid-in capital	$433,872,828
Accumulated undistributed net investment income	5,911,172
Accumulated net realized loss	(45,135,658)
Net unrealized appreciation	73,085,048

$467,733,390

Net assets attributable to:
Class III shares	$467,733,390

Shares outstanding:
Class III	55,170,077

Net asset value per share:
Class III	$8.48

24	See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends (net of withholding taxes of $1,298,097)	$15,272,564
Interest	14,375
Dividends from affiliated issuers (Note 10)	3,634

Total investment income	15,290,573

Expenses:
Management fee (Note 5)	3,438,346
Shareholder service fee – Class III (Note 5)	859,586
Custodian and fund accounting agent fees	503,528
Audit and tax fees	90,686
Legal fees	30,944
Transfer agent fees	26,457
Trustees fees and related expenses (Note 5)	12,849
Registration fees	8,580
Miscellaneous	49,673

Total expenses	5,020,649
Fees and expenses reimbursed by Manager (Note 5)	(682,947)
Expense reductions (Note 2)	(33)

Net expenses	4,337,669

Net investment income (loss)	10,952,904

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	106,583,908
Realized gains distributions from affiliated issuers (Note 10)	4
Futures contracts	(1,242,477)
Swap contracts	(155,674)
Foreign currency, forward contracts and foreign currency related transactions	1,044,786

Net realized gain (loss)	106,230,547

Change in net unrealized appreciation (depreciation) on:
Investments	14,676,143
Futures contracts	3,127,041
Swap contracts	(25,885)
Foreign currency, forward contracts and foreign currency related transactions	1,690,900

Net unrealized gain (loss)	19,468,199

Net realized and unrealized gain (loss)	125,698,746

Net increase (decrease) in net assets resulting from operations	$136,651,650

See accompanying notes to the financial statements.	25

GMO International Small Companies Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$10,952,904	$10,921,170
Net realized gain (loss)	106,230,547	(67,531,785)
Change in net unrealized appreciation (depreciation)	19,468,199	354,415,388

Net increase (decrease) in net assets from operations	136,651,650	297,804,773

Distributions to shareholders from:
Net investment income
Class III	(16,518,658)	(23,982,418)

Net share transactions (Note 9):
Class III	(817,031,721)	496,477,449
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	4,337,696	3,178,652

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(812,694,025)	499,656,101

Total increase (decrease) in net assets	(692,561,033)	773,478,456

Net assets:
Beginning of period	1,160,294,423	386,815,967

End of period (including accumulated undistributed net investment income of $5,911,172 and distributions in excess of net investment income of $1,742,122, respectively)	$467,733,390	$1,160,294,423

26	See accompanying notes to the financial statements.

GMO International Small Companies Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$6.63		$4.20		$9.29		$12.22		$14.93

Income (loss) from investment operations:
Net investment income (loss)†	0.14		0.08		0.20		0.24		0.25
Net realized and unrealized gain (loss)	1.88		2.50		(4.78)		(0.34)		2.68

Total from investment operations	2.02		2.58		(4.58)		(0.10)		2.93

Less distributions to shareholders:
From net investment income	(0.17)		(0.15)		(0.13)		(0.51)		(0.33)
From net realized gains	—		—		(0.38)		(2.32)		(5.31)

Total distributions	(0.17)		(0.15)		(0.51)		(2.83)		(5.64)

Net asset value, end of period	$8.48		$6.63		$4.20		$9.29		$12.22

Total Return(a)	31.11%		61.64%		(51.47)%		(2.04)%		23.35%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$467,733		$1,160,294		$386,816		$679,536		$856,471
Net expenses to average daily net assets	0.76	%(b)(c)	0.75	%(b)	0.75	%(d)	0.76	%(d)	0.75%
Net investment income (loss) to average daily net assets	1.91%		1.17%		2.89%		1.98%		1.79%
Portfolio turnover rate	55%		58%		64%		72%		48%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.12%		0.09%		0.12%		0.13%		0.09%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.05		$0.02		$0.01		$0.04		$0.03

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	27

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO International Small Companies Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is high total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the MSCI EAFE Small Cap Index. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of non-U.S. small companies. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in securities of small companies. For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., and include both developed and emerging companies (“Non-U.S. Companies”). Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging

28

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

country with a full, nonfloat adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies, are considered by the Manager to be “small companies.” A company’s full, non-float adjusted market capitalization includes all of the company’s outstanding equity securities. For purposes of the Fund’s investments, the term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. The Manager may make investments tiedeconomically to emerging countries.

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

The Fund currently limits subscriptions due to capacity considerations.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.2% of net assets. The Fund classifies

29

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, 92.4% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities and derivatives due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: With respect to certain securities for which no current market or bid prices were available, the Fund valued those securities at the most recent available market or bid price. Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund

30

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

valued Egyptian securities based on movements in related GDRs as no observable market prices were available on February 28, 2011, due to the continued suspension of trading and political unrest in Egypt.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Australia	$—	$18,888,748	$—	$18,888,748
Austria	—	2,833,670	0 *	2,833,670
Belgium	—	5,452,040	—	5,452,040
Brazil	83,909	—	—	83,909
Canada	19,005,529	—	—	19,005,529
Chile	150,238	—	—	150,238
China	—	614,410	—	614,410
Czech Republic	—	29,783	—	29,783
Denmark	—	2,432,227	—	2,432,227
Egypt	—	—	201,417	201,417
Finland	—	6,982,278	—	6,982,278
France	—	28,021,768	—	28,021,768
Germany	—	24,186,907	—	24,186,907
Greece	—	2,449,666	—	2,449,666
Hong Kong	—	10,485,902	—	10,485,902
India	—	857,640	—	857,640
Ireland	—	11,931,590	—	11,931,590
Italy	—	10,883,567	—	10,883,567
Japan	—	126,424,968	—	126,424,968
Malaysia	—	619,751	—	619,751
Mexico	34,758	—	—	34,758
Netherlands	—	12,802,067	—	12,802,067
Norway	—	492,488	—	492,488
Peru	36,698	—	—	36,698
Philippines	—	63,656	—	63,656
Poland	—	521,809	—	521,809
Singapore	—	12,994,140	—	12,994,140
South Africa	—	630,414	—	630,414

31

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

South Korea	$—	$3,931,835	$85,393	$4,017,228
Spain	—	655,553	—	655,553
Sweden	—	19,148,364	10,297	19,158,661
Switzerland	—	11,005,119	—	11,005,119
Taiwan	—	1,676,824	—	1,676,824
Thailand	—	—	627,570	627,570
Turkey	—	724,445	—	724,445
United Kingdom	—	99,300,916	—	99,300,916

TOTAL COMMON STOCKS	19,311,132	417,042,545	924,677	437,278,354

Preferred Stocks
Brazil	207,542	—	—	207,542
Germany	—	14,989,319	—	14,989,319

TOTAL PREFERRED STOCKS	207,542	14,989,319	—	15,196,861

Rights and Warrants
Singapore	—	959	—	959

TOTAL RIGHTS AND WARRANTS	—	959	—	959

Mutual Funds
United States
Affiliated Issuers	8,505,000	—	—	8,505,000

TOTAL MUTUAL FUNDS	8,505,000	—	—	8,505,000

Short-Term Investments	2,639,148	—	—	2,639,148

Total Investments	30,662,822	432,032,823	924,677	463,620,322

Derivatives**
Forward Currency Contracts
Forward Currency Risk	—	862,616	—	862,616
Futures Contracts
Equity Risk	—	1,503,024	—	1,503,024

Total Derivatives	—	2,365,640	—	2,365,640

Total	$30,662,822	$434,398,463	$924,677	$465,985,962

32

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives**
Forward Currency Contracts
Foreign Currency Risk	$—	$(797,368)	$—	$(797,368)
Futures Contracts
Equity Risk	(627,225)	(229,077)	—	(856,302)
Swap Agreements
Equity Risk	—	(25,885)	—	(25,885)

Total Derivatives	(627,225)	(1,052,330)	—	(1,679,555)

Total	$(627,225)	$(1,052,330)	$—	$(1,679,555)

*	Represents the interest in securities that have no value at February 28, 2011.

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

**	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.2% of total net assets.

33

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
	Balances				Change in			Balances	from Investments
	as of	Net	Accrued	Total	Unrealized	Transfer	Transfer	as of	Held as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	in to	out of	February 28,	February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3 *	Level 3 *	2011	2011
Common Stocks
Austria	$—	$—	$—	$—	$—	$—	$—	$— **	$—
Japan	4,311,461	(4,755,079)	—	—	443,618	—	—	—	—
Egypt	—	302,514	—	—	(101,097)	—	—	201,417	(101,097)
Thailand	—	629,794	—	—	(2,224)	—	—	627,570	(2,224)
South Korea	—	83,921	—	—	1,472	—	—	85,393	1,472
Sweden	9,148	—	—	—	1,149	—	—	10,297	1,149

Total	$4,320,609	$(3,738,850)	$—	$—	$342,918	$—	$—	$924,677	$(100,700)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Represents the interest in securities that have no value at February 28, 2011.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore,

34

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, passive foreign investment company transactions, post-October capital losses, and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$16,518,658	$23,982,418

Total distributions	$16,518,658	$23,982,418

35

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$14,084,844

Other Tax Attributes:
Capital loss carryforwards	$(34,702,861)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(34,702,861)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$409,652,253	$70,453,878	$(16,485,809)	$53,968,069

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

36

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
For the year ended February 28, 2011, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the

37

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Smaller Company Risk — The securities of small companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

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GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies tied economically to emerging countries.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes,

39

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a

40

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

41

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor, supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, futures contracts representing 0.3% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified using Level 2 inputs in the table above. During the year ended February 28, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash,

42

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

43

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility

44

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for certain swap agreements on foreign securities and indices do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign swap agreements on foreign securities and indices using fair value prices, which are based on local closing prices, adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, swap agreements representing (0.1)% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified using Level 2 inputs in the table above. During the year ended February 28, 2011, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

45

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$959	$—	$959
Unrealized appreciation on futures contracts*	—	—	—	1,503,024	—	1,503,024
Unrealized appreciation on forward currency contracts	—	862,616	—	—	—	862,616

Total	$—	$862,616	$—	$1,503,983	$—	$2,366,599

Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(856,302)	$—	$(856,302)
Unrealized depreciation on forward currency contracts	—	(797,368)	—	—	—	(797,368)
Unrealized depreciation on swap agreements	—	—	—	(25,885)	—	(25,885)

Total	$—	$(797,368)	$—	$(882,187)	$—	$(1,679,555)

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended February 28, 2011∧:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$(1,242,477)	$—	$(1,242,477)
Forward currency contracts	—	1,627,538	—	—	—	1,627,538
Swap agreements	—	—	—	(155,674)	—	(155,674)

Total	$—	$1,627,538	$—	$(1,398,151)	$—	$229,387

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$(8,494)	$—	$(8,494)
Futures contracts	—	—	—	3,127,041	—	3,127,041
Forward currency contracts	—	1,645,708	—	—	—	1,645,708
Swap agreements	—	—	—	(25,885)	—	(25,885)

Total	$—	$1,645,708	$—	$3,092,662	$—	$4,738,370

46

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, swap agreements, and rights/warrants), notional amounts (swap agreements), outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Forward
	currency	Futures	Swap	Rights/
	contracts	contracts	agreements	Warrants

Average amount outstanding	$249,927,058	$71,920,098	$144,483	$21,578

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.60% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

47

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $12,849 and $4,719, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder service	Indirect Shareholder
fees and interest expense)	Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $313,769,717 and $1,076,011,941, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 45.86% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 2.81% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 1.00% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

48

GMO International Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	2,736,484	$19,892,462	94,444,920	$574,278,622
Shares issued to shareholders in reinvestment of distributions	2,233,542	15,169,467	3,299,206	21,330,532
Shares repurchased	(124,720,756)	(852,093,650)	(14,875,294)	(99,131,705)
Purchase premiums	—	88,579	—	2,786,254
Redemption fees	—	4,249,117	—	392,398

Net increase (decrease)	(119,750,730)	$(812,694,025)	82,868,832	$499,656,101

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$—	$33,646,000	$25,141,000	$3,634	$4	$8,505,000

Totals	$—	$33,646,000	$25,141,000	$3,634	$4	$8,505,000

49

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Small Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

50

GMO International Small Companies Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

51

GMO International Small Companies Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.76%	$1,000.00	$1,319.90	$4.37
2) Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

52

GMO International Small Companies Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

During the year ended February 28, 2011, the Fund paid foreign taxes of $1,293,744 and recognized foreign source income of $16,570,661.

For taxable, non-corporate shareholders, 74.79% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

53

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with	Length of	During Past	Complex	Directorships
Date of Birth	the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

54

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with	Length of	During Past	Complex	Directorships
Date of Birth	the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

55

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

56

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

57

GMO Quality Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Quality Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Quality Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the S&P 500 Index is included for comparative purposes. Please note that, in GMO’s view, only approximately one-third of the S&P 500 Index is comprised of stocks that GMO considers to be suitable investments for the Fund.

The Class III shares of GMO Quality Fund returned +11.7% for the fiscal year ended February 28, 2011, as compared with +22.6% for the S&P 500 Index.

Stock selection detracted overall from returns relative to the S&P 500 Index. Selections in Energy, Information Technology, and Health Care were among the detractors. Overweight positions in Microsoft, Wal-Mart, and Johnson & Johnson detracted from relative returns while overweight positions in Oracle, QUALCOMM, and Philip Morris International added.

Sector selection also detracted overall from returns relative to the S&P 500 Index. Sector weightings negatively impacting relative performance included overweight positions in Health Care and Consumer Staples and an underweight in Industrials. Sector weightings positively impacting relative performance included not owning Utilities or Financials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Quality Fund Class III Shares and the S&P 500 Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

GMO Quality Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.4%
Short-Term Investments	3.1
Mutual Funds	0.3
Other	0.2

100.0%

Country Summary*	% of Investments
United States	86.5%
Switzerland	5.4
United Kingdom	3.2
France	2.8
Netherlands	0.8
Japan	0.7
Belgium	0.6

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments. The table excludes exposure through forward currency contracts, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO Quality Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Industry Group Summary	% of Equity Investments**
Pharmaceuticals, Biotechnology & Life Sciences	21.8%
Software & Services	20.0
Food, Beverage & Tobacco	19.1
Energy	9.9
Technology Hardware & Equipment	8.5
Food & Staples Retailing	5.6
Household & Personal Products	5.3
Health Care Equipment & Services	5.1
Capital Goods	1.8
Consumer Durables & Apparel	1.2
Consumer Services	1.0
Telecommunication Services	0.7
Retailing	0.0 ^

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.
^	Rounds to 0.0%.

2

GMO Quality Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 96.4%

	Capital Goods — 1.8%
1,877,900	3M Co.	173,198,717
1,374,600	United Technologies Corp.	114,834,084

	Total Capital Goods	288,032,801

	Consumer Durables & Apparel — 1.1%
2,097,800	Nike, Inc.-Class B	186,767,134

	Consumer Services — 1.0%
2,184,400	McDonald’s Corp.	165,315,392

	Energy — 9.5%
11,263,473	BP Plc	90,802,263
3,210,400	Chevron Corp.	333,079,000
6,816,100	Exxon Mobil Corp.	582,981,033
6,411,226	Royal Dutch Shell Group-Class A	230,629,717
5,093,227	Total SA	312,214,799

	Total Energy	1,549,706,812

	Food & Staples Retailing — 5.4%
331,700	Costco Wholesale Corp.	24,807,843
948,400	CVS Caremark Corp.	31,354,104
2,237,700	Sysco Corp.	62,185,683
4,075,300	Walgreen Co.	176,623,502
11,093,800	Wal–Mart Stores, Inc.	576,655,724

	Total Food & Staples Retailing	871,626,856

	Food, Beverage & Tobacco — 18.4%
5,906,500	Altria Group, Inc.	149,847,905
1,740,233	Anheuser-Busch InBev NV	97,188,095
298,200	Brown-Forman Corp.-Class B	20,620,530
501,100	Campbell Soup Co.	16,867,026
10,425,500	Coca–Cola Co. (The)	666,397,960
1,303,700	General Mills, Inc.	48,419,418

See accompanying notes to the financial statements.	3

GMO Quality Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Food, Beverage & Tobacco — continued
433,500	Hansen Natural Corp. *	24,947,925
198,000	Hershey Co. (The)	10,359,360
410,800	HJ Heinz Co.	20,630,376
761,100	Kellogg Co.	40,764,516
838,000	Kraft Foods, Inc.-Class A	26,681,920
494,800	Lorillard, Inc.	37,985,796
7,932,334	Nestle SA	449,120,546
6,397,100	PepsiCo, Inc.	405,704,082
13,207,900	Philip Morris International, Inc.	829,191,962
684,300	Reynolds American, Inc.	23,485,176
3,925,480	Unilever NV	118,400,092

	Total Food, Beverage & Tobacco	2,986,612,685

	Health Care Equipment & Services — 5.0%
643,300	Baxter International, Inc.	34,191,395
2,868,980	Express Scripts, Inc. *	161,294,056
296,000	Henry Schein, Inc. *	20,418,080
292,000	Laboratory Corp. of America Holdings *	26,317,960
4,717,130	Medtronic, Inc.	188,307,830
926,500	Quest Diagnostics, Inc.	52,578,875
4,751,894	UnitedHealth Group, Inc.	202,335,646
679,300	WellPoint, Inc. *	45,153,071
1,203,400	Zimmer Holdings, Inc. *	75,019,956

	Total Health Care Equipment & Services	805,616,869

	Household & Personal Products — 5.1%
742,300	Avon Products, Inc.	20,643,363
251,500	Church & Dwight Co., Inc.	18,973,160
392,400	Clorox Co.	26,589,024
2,379,700	Colgate–Palmolive Co.	186,854,044
240,600	Estee Lauder Cos. (The), Inc.-Class A	22,715,046
939,400	Kimberly–Clark Corp.	61,906,460
7,716,600	Procter & Gamble Co. (The)	486,531,630

	Total Household & Personal Products	824,212,727

4	See accompanying notes to the financial statements.

GMO Quality Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Pharmaceuticals, Biotechnology & Life Sciences — 21.1%
6,957,205	Abbott Laboratories	334,641,560
3,672,060	Amgen, Inc. *	188,486,840
2,932,300	Bristol–Myers Squibb Co.	75,682,663
1,979,900	Gilead Sciences, Inc. *	77,176,502
9,385,038	GlaxoSmithKline Plc	180,158,741
15,760,500	Johnson & Johnson	968,325,120
9,690,100	Merck & Co., Inc.	315,606,557
3,808,483	Novartis AG (Registered)	214,023,853
38,500,748	Pfizer, Inc.	740,754,391
1,269,021	Roche Holding AG	191,422,119
1,895,284	Sanofi-Aventis	131,054,925
96,600	Thermo Fisher Scientific, Inc. *	5,392,212

	Total Pharmaceuticals, Biotechnology & Life Sciences	3,422,725,483

	Retailing — 0.0%
5,500	Home Depot, Inc.	206,085

	Software & Services — 19.3%
1,713,873	eBay, Inc. *	57,423,315
804,860	Google, Inc.-Class A *	493,701,124
2,233,220	International Business Machines Corp.	361,513,654
598,640	MasterCard, Inc.-Class A	144,008,838
33,937,600	Microsoft Corp.	902,061,408
29,142,800	Oracle Corp.	958,798,120
2,931,900	Visa, Inc.-Class A	214,175,295

	Total Software & Services	3,131,681,754

	Technology Hardware & Equipment — 8.1%
1,727,660	Apple, Inc. *	610,226,789
14,391,100	Cisco Systems, Inc. *	267,098,816
2,907,700	Hewlett-Packard Co.	126,862,951
5,381,900	Qualcomm, Inc.	320,653,602

	Total Technology Hardware & Equipment	1,324,842,158

See accompanying notes to the financial statements.	5

GMO Quality Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares/
Par Value ($)	Description	Value ($)

	Telecommunication Services — 0.6%
55,814	NTT Docomo Inc	104,850,788

	TOTAL COMMON STOCKS (COST $13,339,645,752)	15,662,197,544

	MUTUAL FUNDS — 0.3%

	Affiliated Issuers — 0.3%
2,084,160	GMO U.S. Treasury Fund	52,104,000

	TOTAL MUTUAL FUNDS (COST $52,104,000)	52,104,000

	SHORT-TERM INVESTMENTS — 3.1%

	Money Market Funds — 0.5%
78,734,455	State Street Institutional Treasury Money Market Fund-Institutional Class	78,734,455

	U.S. Government — 2.6%
130,000,000	U.S. Treasury Bill, 0.22%, due 01/12/12 (a)	129,753,910
5,000,000	U.S. Treasury Bill, 0.13%, due 05/05/11 (a)	4,998,870
281,600,000	U.S. Treasury Bill, 0.16%, due 03/10/11 (a)	281,587,455

		416,340,235

	TOTAL SHORT-TERM INVESTMENTS (COST $495,031,764)	495,074,690

	TOTAL INVESTMENTS — 99.8% (COST $13,886,781,516)	16,209,376,234
	Other Assets and Liabilities (net) — 0.2%	27,260,182

	TOTAL NET ASSETS — 100.0%	$16,236,636,416

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

6	See accompanying notes to the financial statements.

GMO Quality Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $13,834,677,516) (Note 2)	$16,157,272,234
Investments in affiliated issuers, at value (cost $52,104,000) (Notes 2 and 10)	52,104,000
Foreign currency, at value (cost $39,510) (Note 2)	40,567
Receivable for Fund shares sold	22,451,279
Dividends and interest receivable	47,996,866
Foreign taxes receivable	7,868,721
Receivable for expenses reimbursed by Manager (Note 5)	295,988

Total assets	16,288,029,655

Liabilities:
Payable for investments purchased	971,000
Payable for Fund shares repurchased	44,418,764
Payable to affiliate for (Note 5):
Management fee	4,102,221
Shareholder service fee	1,134,100
Trustees and Trust Officers or agents unaffiliated with the Manager	39,270
Accrued expenses	727,884

Total liabilities	51,393,239

Net assets	$16,236,636,416

See accompanying notes to the financial statements.	7

GMO Quality Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$15,093,201,336
Accumulated undistributed net investment income	50,697,527
Accumulated net realized loss	(1,230,678,180)
Net unrealized appreciation	2,323,415,733

$16,236,636,416

Net assets attributable to:
Class III shares	$5,288,776,466

Class IV shares	$1,662,542,111

Class V shares	$371,927,271

Class VI shares	$8,913,390,568

Shares outstanding:
Class III	254,090,923

Class IV	79,810,452

Class V	17,865,940

Class VI	428,096,995

Net asset value per share:
Class III	$20.81

Class IV	$20.83

Class V	$20.82

Class VI	$20.82

8	See accompanying notes to the financial statements.

GMO Quality Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $10,476,839)	$352,683,329
Interest	947,634
Dividends from affiliated issuers (Note 10)	32,104

Total investment income	353,663,067

Expenses:
Management fee (Note 5)	49,119,693
Shareholder service fee – Class III (Note 5)	6,735,096
Shareholder service fee – Class IV (Note 5)	1,403,217
Shareholder service fee – Class V (Note 5)	430,154
Shareholder service fee – Class VI (Note 5)	4,703,727
Custodian, fund accounting agent and transfer agent fees	1,843,424
Legal fees	596,666
Trustees fees and related expenses (Note 5)	322,926
Audit and tax fees	85,250
Registration fees	51,200
Miscellaneous	217,356

Total expenses	65,508,709
Fees and expenses reimbursed by Manager (Note 5)	(2,676,518)
Expense reductions (Note 2)	(160,978)

Net expenses	62,671,213

Net investment income (loss)	290,991,854

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	192,259,772
Investments in affiliated issuers	(6,094)
Realized gains distributions from affiliated issuers (Note 10)	2,942
Futures contracts	5,961,804
Foreign currency, forward contracts and foreign currency related transactions	(365,260)

Net realized gain (loss)	197,853,164

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,245,343,814
Futures contracts	(3,683,478)
Foreign currency, forward contracts and foreign currency related transactions	985,076

Net unrealized gain (loss)	1,242,645,412

Net realized and unrealized gain (loss)	1,440,498,576

Net increase (decrease) in net assets resulting from operations	$1,731,490,430

See accompanying notes to the financial statements.	9

GMO Quality Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$290,991,854	$239,488,127
Net realized gain (loss)	197,853,164	(601,565,636)
Change in net unrealized appreciation (depreciation)	1,242,645,412	3,858,807,964

Net increase (decrease) in net assets from operations	1,731,490,430	3,496,730,455

Distributions to shareholders from:
Net investment income
Class III	(83,157,601)	(59,989,429)
Class IV	(24,529,451)	(20,318,942)
Class V	(9,752,353)	(15,664,829)
Class VI	(166,119,977)	(144,439,979)

Total distributions from net investment income	(283,559,382)	(240,413,179)

Net share transactions (Note 9):
Class III	689,070,770	1,362,907,650
Class IV	421,295,506	54,048,273
Class V	(228,234,746)	(308,484,902)
Class VI	(1,052,519,127)	1,942,824,568

Increase (decrease) in net assets resulting from net share transactions	(170,387,597)	3,051,295,589

Total increase (decrease) in net assets	1,277,543,451	6,307,612,865

Net assets:
Beginning of period	14,959,092,965	8,651,480,100

End of period (including accumulated undistributed net investment income of $50,697,527 and $43,627,261, respectively)	$16,236,636,416	$14,959,092,965

10	See accompanying notes to the financial statements.

GMO Quality Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$18.99		$14.17		$20.56		$21.78		$20.81

Income (loss) from investment operations:
Net investment income (loss)†	0.36		0.33		0.37		0.39		0.35
Net realized and unrealized gain (loss)	1.82		4.83		(6.30)		(0.70)		1.12

Total from investment operations	2.18		5.16		(5.93)		(0.31)		1.47

Less distributions to shareholders:
From net investment income	(0.36)		(0.34)		(0.34)		(0.36)		(0.34)
From net realized gains	—		—		(0.12)		(0.55)		(0.16)

Total distributions	(0.36)		(0.34)		(0.46)		(0.91)		(0.50)

Net asset value, end of period	$20.81		$18.99		$14.17		$20.56		$21.78

Total Return(a)	11.67%		36.73%		(29.37)%		(1.76)%		7.18%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,288,776		$4,119,119		$1,952,579		$2,003,758		$1,575,300
Net expenses to average daily net assets	0.48	%(b)(c)	0.48	%(b)	0.48	%(b)	0.48	%(b)	0.48%
Net investment income (loss) to average daily net assets	1.88%		1.88%		2.03%		1.74%		1.64%
Portfolio turnover rate	32%		28%		36%		46%		50%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%		0.02%		0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	11

GMO Quality Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$19.01		$14.19		$20.57		$21.80		$20.82

Income (loss) from investment operations:
Net investment income (loss)†	0.38		0.34		0.39		0.40		0.37
Net realized and unrealized gain (loss)	1.81		4.83		(6.30)		(0.71)		1.11

Total from investment operations	2.19		5.17		(5.91)		(0.31)		1.48

Less distributions to shareholders:
From net investment income	(0.37)		(0.35)		(0.35)		(0.37)		(0.34)
From net realized gains	—		—		(0.12)		(0.55)		(0.16)

Total distributions	(0.37)		(0.35)		(0.47)		(0.92)		(0.50)

Net asset value, end of period	$20.83		$19.01		$14.19		$20.57		$21.80

Total Return(a)	11.71%		36.73%		(29.27)%		(1.77)%		7.19%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,662,542		$1,132,006		$787,276		$432,046		$800,458
Net expenses to average daily net assets	0.44	%(b)(c)	0.44	%(b)	0.44	%(b)	0.44	%(b)	0.44%
Net investment income (loss) to average daily net assets	1.95%		1.97%		2.11%		1.78%		1.79%
Portfolio turnover rate	32%		28%		36%		46%		50%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%		0.02%		0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

12	See accompanying notes to the financial statements.

GMO Quality Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class V share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007(a)

Net asset value, beginning of period	$19.00		$14.17		$20.56		$21.79		$21.91

Income (loss) from investment operations:
Net investment income (loss)†	0.38		0.34		0.39		0.41		0.07
Net realized and unrealized gain (loss)	1.81		4.84		(6.30)		(0.72)		0.04

Total from investment operations	2.19		5.18		(5.91)		(0.31)		0.11

Less distributions to shareholders:
From net investment income	(0.37)		(0.35)		(0.36)		(0.37)		(0.09)
From net realized gains	—		—		(0.12)		(0.55)		(0.14)

Total distributions	(0.37)		(0.35)		(0.48)		(0.92)		(0.23)

Net asset value, end of period	$20.82		$19.00		$14.17		$20.56		$21.79

Total Return(b)	11.73%		36.87%		(29.31)%		(1.75)%		0.49	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$371,927		$551,272		$637,834		$663,616		$259,430
Net expenses to average daily net assets	0.42	%(c)(d)	0.42	%(c)	0.42	%(c)	0.42	%(c)	0.42	%*
Net investment income (loss) to average daily net assets	1.96%		1.98%		2.11%		1.83%		1.40	%*
Portfolio turnover rate	32%		28%		36%		46%		50	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%		0.02%		0.02	%*

(a)	Period from December 8, 2006 (commencement of operations) through February 28, 2007.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	13

GMO Quality Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007(a)

Net asset value, beginning of period	$19.00		$14.18		$20.57		$21.79		$21.91

Income (loss) from investment operations:
Net investment income (loss)†	0.38		0.35		0.40		0.41		0.07
Net realized and unrealized gain (loss)	1.81		4.82		(6.31)		(0.70)		0.04

Total from investment operations	2.19		5.17		(5.91)		(0.29)		0.11

Less distributions to shareholders:
From net investment income	(0.37)		(0.35)		(0.36)		(0.38)		(0.09)
From net realized gains	—		—		(0.12)		(0.55)		(0.14)

Total distributions	(0.37)		(0.35)		(0.48)		(0.93)		(0.23)

Net asset value, end of period	$20.82		$19.00		$14.18		$20.57		$21.79

Total Return(b)	11.77%		36.81%		(29.28)%		(1.67)%		0.49	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,913,391		$9,156,696		$5,273,791		$5,237,363		$2,588,116
Net expenses to average daily net assets	0.39	%(c)(d)	0.39	%(c)	0.39	%(c)	0.39	%(c)	0.39	%*
Net investment income (loss) to average daily net assets	1.99%		2.00%		2.16%		1.84%		1.43	%*
Portfolio turnover rate	32%		28%		36%		46%		50	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%		0.02%		0.02	%*

(a)	Period from December 8, 2006 (commencement of operations) through February 28, 2007.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.
*	Annualized.
**	Not annualized.

14	See accompanying notes to the financial statements.

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Quality Fund is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes to be of high quality. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy. In assessing a company’s quality, the Manager may consider multiple factors. These factors generally include financial ratios such as high return on equity and low debt to equity, the Manger’s assessment of the positioning of the company relative to its competitors, and other comparable measures.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization and exposure to groups such as industry, sector, country or currency.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund may hold fewer than 100 stocks. The Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt instruments.

The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to any country in the world, including emerging countries. The

15

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2011, the Fund had four classes of shares outstanding: Class III, Class IV, Class V and Class VI. Each class of shares bears a different shareholder service fee.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, 13.1% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See Note 4 for a further discussion on valuation of derivative financial instruments.

16

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

17

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Belgium	$—	$97,188,095	$—	$97,188,095
France	—	443,269,724	—	443,269,724
Japan	—	104,850,788	—	104,850,788
Netherlands	—	118,400,092	—	118,400,092
Switzerland	—	854,566,518	—	854,566,518
United Kingdom	—	501,590,721	—	501,590,721
United States	13,542,331,606	—	—	13,542,331,606

TOTAL COMMON STOCKS	13,542,331,606	2,119,865,938	—	15,662,197,544

Mutual Funds	52,104,000	—	—	52,104,000
Short-Term Investments	213,487,235	281,587,455	—	495,074,690

Total Investments	13,807,922,841	2,401,453,393	—	16,209,376,234

Total	$13,807,922,841	$2,401,453,393	$—	$16,209,376,234

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized

18

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards and losses on wash sale transactions.

19

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$283,559,382	$240,413,179
Net long-term capital gain	—	—

Total distributions	$283,559,382	$240,413,179

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$50,697,527

Other Tax Attributes:
Capital loss carryforwards	$(849,504,811)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(81,384,354)
February 28, 2018	(768,120,457)

Total	$(849,504,811)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$14,267,954,884	$2,014,798,476	$(73,377,126)	$1,941,421,350

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way

20

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market

21

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Focused Investment Risk — Focusing investments in a limited number of companies or in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which invests its assets in the securities of a limited number of issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities);

22

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In addition, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives

23

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is

24

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign

25

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. During the year ended February 28, 2011, the Fund used futures contracts to adjust exposure to certain securities markets. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid

26

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

27

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

28

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$5,961,804	$—	$5,961,804

Total	$—	$—	$—	$5,961,804	$—	$5,961,804

Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$(3,683,478)	$—	$(3,683,478)

Total	$—	$—	$—	$(3,683,478)	$—	$(3,683,478)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the year ended February 28, 2011:

Futures
contracts

Average amount outstanding	$33,852,813

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.33% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the

29

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $322,926 and $108,583, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder
service fees and	Indirect Shareholder
interest expense)	Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $4,891,392,982 and $4,585,701,951, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss

30

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 13.33% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 0.32% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 46.60% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	88,856,935	$1,694,729,284	116,087,050	$2,035,385,872
Shares issued to shareholders in reinvestment of distributions	3,592,173	67,822,139	2,495,465	42,683,158
Shares repurchased	(55,211,086)	(1,073,480,653)	(39,478,429)	(715,161,380)

Net increase (decrease)	37,238,022	$689,070,770	79,104,086	$1,362,907,650

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class IV:	Shares	Amount	Shares	Amount

Shares sold	41,881,875	$835,664,891	44,492,727	$807,256,064
Shares issued to shareholders in reinvestment of distributions	687,101	12,952,102	740,360	12,567,875
Shares repurchased	(22,308,314)	(427,321,487)	(41,182,732)	(765,775,666)

Net increase (decrease)	20,260,662	$421,295,506	4,050,355	$54,048,273

31

GMO Quality Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class V:	Shares	Amount	Shares	Amount

Shares sold	842,183	$15,799,234	30,547,955	$534,053,652
Shares issued to shareholders in reinvestment of distributions	463,507	8,758,346	934,051	15,664,829
Shares repurchased	(12,459,450)	(252,792,326)	(47,461,206)	(858,203,383)

Net increase (decrease)	(11,153,760)	$(228,234,746)	(15,979,200)	$(308,484,902)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class VI:	Shares	Amount	Shares	Amount

Shares sold	76,643,800	$1,454,354,242	164,246,691	$2,819,414,264
Shares issued to shareholders in reinvestment of distributions	8,411,337	158,834,375	8,104,048	138,203,820
Shares repurchased	(138,896,296)	(2,665,707,744)	(62,414,874)	(1,014,793,516)

Net increase (decrease)	(53,841,159)	$(1,052,519,127)	109,935,865	$1,942,824,568

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$—	$93,725,433	$41,615,339	$32,104	$2,942	$52,104,000

Totals	$—	$93,725,433	$41,615,339	$32,104	$2,942	$52,104,000

32

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Quality Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Quality Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

33

GMO Quality Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

34

GMO Quality Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.48%	$1,000.00	$1,194.30	$2.61
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

Class IV

1) Actual	0.44%	$1,000.00	$1,195.00	$2.39
2) Hypothetical	0.44%	$1,000.00	$1,022.61	$2.21

Class V

1) Actual	0.42%	$1,000.00	$1,195.20	$2.29
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11

Class VI

1) Actual	0.39%	$1,000.00	$1,194.70	$2.12
2) Hypothetical	0.39%	$1,000.00	$1,022.86	$1.96

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

35

GMO Quality Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 96.18% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

36

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund
Name and	Held with the	Length of	During Past	Complex	Other Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

37

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund
Name and	Held with the	Length of	During Past	Complex	Other Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

38

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

39

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

GMO Real Estate Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Real Estate Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Real Estate Fund returned +38.2% for the fiscal year ended February 28, 2011, as compared with +38.9% for the MSCI U.S. REIT Index.

Stock selection added to returns relative to the MSCI U.S. REIT Index. Selections in the Office, Retail, and Diversified sub-industries added to relative returns while selections in the Specialized sub-industry detracted. In terms of individual names, an overweight position in Simon Property Group, an underweight in Corporate Office Properties, and not owning General Growth Properties added to relative returns. Underweight positions in Equity Residential and ProLogis and not owning Glimcher Realty Trust detracted from relative returns.

Sector selection detracted from returns relative to the MSCI U.S. REIT Index. An underweight position in the Industrial sub-industry was the leading detractor.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Real Estate Fund Class III Shares and the MSCI U.S. REIT Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Real Estate Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.7%
Mutual Funds	1.3
Short-Term Investments	0.4
Other	(0.4)

100.0%

Industry Summary	% of REIT Investments
Specialized	27.7%
Retail	26.3
Residential	17.5
Office	15.7
Diversified	7.8
Industrial	5.0

100.0%

1

GMO Real Estate Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	REAL ESTATE INVESTMENTS — 98.7%

	REAL ESTATE INVESTMENT TRUSTS — 98.7%

	Diversified — 7.7%
2,500	CapLease, Inc.	13,425
3,200	Colonial Properties Trust	63,072
3,500	Liberty Property Trust	118,195
700	PS Business Parks, Inc.	44,128
9,946	Vornado Realty Trust	928,260
900	Washington Real Estate Investment Trust	28,116
1,300	Winthrop Realty Trust	15,860

	Total Diversified	1,211,056

	Industrial — 4.8%
6,300	AMB Property Corp.	229,194
2,800	DCT Industrial Trust, Inc.	15,736
2,400	DuPont Fabros Technology, Inc.	58,608
1,500	EastGroup Properties, Inc.	68,295
2,000	First Industrial Realty Trust, Inc. *	22,420
22,538	ProLogis	366,468

	Total Industrial	760,721

	Office — 15.5%
3,170	Alexandria Real Estate Equities, Inc.	254,234
7,200	BioMed Realty Trust, Inc.	130,680
8,400	Boston Properties, Inc.	805,728
4,289	Brandywine Realty Trust	52,754
4,225	CommonWealth REIT	121,300
1,000	Corporate Office Properties Trust	35,870
3,300	Digital Realty Trust, Inc.	194,106
4,800	Douglas Emmett, Inc.	90,000
2,200	Duke Realty Corp.	30,954
2,900	Franklin Street Properties Corp.	43,587
1,200	Government Properties Income Trust	32,604
2,600	Highwoods Properties, Inc.	88,218

2	See accompanying notes to the financial statements.

GMO Real Estate Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Office — continued
2,600	Kilroy Realty Corp.	100,750
4,608	Lexington Realty Trust	43,638
2,200	Mack-Cali Realty Corp.	74,668
4,523	SL Green Realty Corp.	342,527

	Total Office	2,441,618

	Residential — 17.3%
800	American Campus Communities, Inc.	26,736
5,886	Apartment Investment & Management Co.-Class A	150,976
5,283	AvalonBay Communities, Inc.	639,401
4,000	BRE Properties, Inc.	190,040
3,200	Camden Property Trust	189,344
3,100	Education Realty Trust, Inc.	25,575
1,000	Equity Lifestyle Properties, Inc.	58,040
15,000	Equity Residential	826,650
1,170	Essex Property Trust, Inc.	144,823
1,200	Home Properties, Inc.	70,704
1,600	Mid-America Apartment Communities, Inc.	103,952
2,500	Post Properties, Inc.	97,500
1,000	Sun Communities, Inc.	34,580
6,781	UDR, Inc.	164,914

	Total Residential	2,723,235

	Retail — 26.0%
1,984	Acadia Realty Trust	39,283
70	Alexander’s, Inc.	27,701
7,731	CBL & Associates Properties, Inc.	137,998
11,197	Developers Diversified Realty Corp.	160,117
2,200	Equity One, Inc.	42,108
2,300	Federal Realty Investment Trust	193,614
1,300	Getty Realty Corp.	38,246
18,258	Kimco Realty Corp.	353,840
7,396	Macerich Co. (The)	374,534
3,400	National Retail Properties, Inc.	87,346

See accompanying notes to the financial statements.	3

GMO Real Estate Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Retail — continued
3,300	Ramco-Gershenson Properties Trust	44,583
3,700	Realty Income Corp.	133,089
2,300	Regency Centers Corp.	104,075
300	Saul Centers, Inc.	13,800
17,803	Simon Property Group, Inc.	1,959,042
1,400	Tanger Factory Outlet Centers, Inc.	37,310
3,000	Taubman Centers, Inc.	166,440
1,000	Urstadt Biddle Properties, Inc.	19,390
5,900	Weingarten Realty Investors	152,633

	Total Retail	4,085,149

	Specialized — 27.4%
6,611	DiamondRock Hospitality Co. *	77,745
3,300	Entertainment Properties Trust	157,311
4,300	Extra Space Storage, Inc.	84,925
15,300	HCP, Inc.	581,400
3,500	Health Care, Inc.	182,770
1,200	Healthcare Realty Trust, Inc.	27,960
6,100	Hospitality Properties Trust	140,300
32,837	Host Hotels & Resorts, Inc.	604,201
3,200	LaSalle Hotel Properties	90,272
1,200	LTC Properties, Inc.	35,064
6,300	Medical Properties Trust, Inc.	73,899
1,400	National Health Investors, Inc.	66,528
5,600	Nationwide Health Properties, Inc.	239,344
4,100	Omega Healthcare Investors, Inc.	98,277
8,194	Public Storage	919,777
8,200	Senior Housing Properties Trust	201,228
1,400	Sovran Self Storage, Inc.	54,320
8,200	Sunstone Hotel Investors, Inc. *	88,068

4	See accompanying notes to the financial statements.

GMO Real Estate Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Specialized — continued
800	Universal Health Realty Income Trust	31,816
10,000	Ventas, Inc.	554,200

	Total Specialized	4,309,405

	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $11,539,876)	15,531,184

	TOTAL REAL ESTATE INVESTMENTS (COST $11,539,876)	15,531,184

	MUTUAL FUNDS — 1.3%

	Affiliated Issuers — 1.3%
8,042	GMO U.S. Treasury Fund	201,043

	TOTAL MUTUAL FUNDS (COST $201,043)	201,043

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
74,269	State Street Institutional Treasury Money Market Fund-Institutional Class	74,269

	TOTAL SHORT-TERM INVESTMENTS (COST $74,269)	74,269

	TOTAL INVESTMENTS — 100.4% (Cost $11,815,188)	15,806,496
	Other Assets and Liabilities (net) — (0.4%)	(70,385)

	TOTAL NET ASSETS — 100.0%	$15,736,111

Notes to Schedule of Investments:

*	Non-income producing security.
REIT - Real Estate Investment Trust

See accompanying notes to the financial statements.	5

GMO Real Estate Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $11,614,145) (Note 2)	$15,605,453
Investments in affiliated issuers, at value (cost $201,043) (Notes 2 and 10)	201,043
Receivable for Fund shares sold	16,160
Dividends and interest receivable	10,209
Receivable for expenses reimbursed by Manager (Note 5)	6,496

Total assets	15,839,361

Liabilities:
Payable for investments purchased	50,000
Payable to affiliate for (Note 5):
Management fee	3,860
Shareholder service fee	1,755
Trustees and Trust Officers or agents unaffiliated with the Manager	40
Accrued expenses	47,595

Total liabilities	103,250

Net assets	$15,736,111

Net assets consist of:
Paid-in capital	$18,794,248
Accumulated undistributed net investment income	77,413
Accumulated net realized loss	(7,126,858)
Net unrealized appreciation	3,991,308

$15,736,111

Net assets attributable to:
Class III shares	$15,736,111

Shares outstanding:
Class III	1,911,824

Net asset value per share:
Class III	$8.23

6	See accompanying notes to the financial statements.

GMO Real Estate Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from unaffiliated issuers	$421,642
Dividends from affiliated issuers (Note 10)	129
Interest	61

Total investment income	421,832

Expenses:
Management fee (Note 5)	46,701
Shareholder service fee – Class III (Note 5)	21,228
Audit and tax fees	57,455
Custodian, fund accounting agent and transfer agent fees	12,723
Registration fees	2,666
Legal fees	558
Trustees fees and related expenses (Note 5)	313
Miscellaneous	9,269

Total expenses	150,913
Fees and expenses reimbursed by Manager (Note 5)	(82,613)

Net expenses	68,300

Net investment income (loss)	353,532

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,011,997)
Investments in affiliated issuers	3
Realized gains distributions from affiliated issuers (Note 10)	13

Net realized gain (loss)	(2,011,981)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,314,334

Net realized and unrealized gain (loss)	4,302,353

Net increase (decrease) in net assets resulting from operations	$4,655,885

See accompanying notes to the financial statements.	7

GMO Real Estate Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$353,532	$507,169
Net realized gain (loss)	(2,011,981)	(3,620,251)
Change in net unrealized appreciation (depreciation)	6,314,334	10,298,815

Net increase (decrease) in net assets from operations	4,655,885	7,185,733

Distributions to shareholders from:
Net investment income
Class III	(426,840)	(341,015)

Net share transactions (Note 9):
Class III	(2,605,218)	(1,031,843)

Total increase (decrease) in net assets	1,623,827	5,812,875

Net assets:
Beginning of period	14,112,284	8,299,409

End of period (including accumulated undistributed net investment income of $77,413 and $222,085, respectively)	$15,736,111	$14,112,284

8	See accompanying notes to the financial statements.

GMO Real Estate Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$6.16		$3.34		$7.85		$12.87	$12.27

Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.21		0.31		0.40	0.38
Net realized and unrealized gain (loss)	2.11		2.76		(4.40)		(3.29)	2.72

Total from investment operations	2.29		2.97		(4.09)		(2.89)	3.10

Less distributions to shareholders:
From net investment income	(0.22)		(0.15)		(0.29)		(0.14)	(0.31)
From net realized gains	—		—		(0.13)		(1.99)	(2.19)

Total distributions	(0.22)		(0.15)		(0.42)		(2.13)	(2.50)

Net asset value, end of period	$8.23		$6.16		$3.34		$7.85	$12.87

Total Return(a)	38.19%		89.86%		(54.45)%		(24.04)%	29.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,736		$14,112		$8,299		$19,465	$37,650
Net expenses to average daily net assets	0.48	%(b)	0.48	%(c)	0.48	%(c)	0.48%	0.48%
Net investment income (loss) to average daily net assets	2.50%		4.18%		4.44%		3.78%	3.24%
Portfolio turnover rate	25%		34%		29%		49%	43%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.58%		0.55%		0.41%		0.22%	0.28%

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	9

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Real Estate Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is high total return. The Manager seeks to achieve the Fund’s investment objective by investing in investments or groups of investments that the Manager believes will provide higher returns than the MSCI U.S. REIT Index. The Manager uses active investment management methods, which means that investments are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting investments for the Fund, the Manager may use a combination of investment methods to identify investments that the Manager believes present positive return potential relative to other investments. Some of these methods evaluate individual investments or a group of investments based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an investment. Other methods focus on evaluating patterns of price movement or volatility of an investment or group of investments relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in real estate investment trusts (“REITs”) and other real estate-related investments. REITs are managed vehicles that invest (including both equity and fixed income investments) in real estate or real estate-related investments. The term “real estate-related investment” includes REITs and companies that derive at least 50% of their revenues and profits from, or have at least

10

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

50% of their assets invested in, (i) the development, construction, management, or sale of real estate or (ii) real estate holdings.

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure

11

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$15,531,184	$—	$—	$15,531,184
Mutual Funds	201,043	—	—	201,043
Short-Term Investments	74,269	—	—	74,269

Total Investments	15,806,496	—	—	15,806,496

Total	$15,806,496	$—	$—	$15,806,496

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

12

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to adjustments related to real estate investment trust holdings, capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$426,840	$341,015

Total distributions	$426,840	$341,015

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

13

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$77,413

Other Tax Attributes:
Capital loss carryforwards	$(5,964,996)
Post-October capital loss deferral	$(134,674)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(517,045)
February 28, 2018	(3,096,414)
February 28, 2019	(2,351,537)

Total	$(5,964,996)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$12,842,376	$3,101,996	($137,876)	$2,964,120

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

14

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions paid by real estate investment trusts (“REITs”) in excess of their income are recorded as reductions of the cost of the related investments when the amount of the return of capital is conclusively determined, which increases/decreases the unrealized/realized gains/losses as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Real Estate Risk — Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in particular markets, changes in zoning laws,

15

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates and social and economic trends. REITs are subject to the risk of fluctuations in income from underlying real estate assets, the inability of the REIT to effectively manage the cash flows generated by those assets, prepayments and defaults by borrowers, and failing to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act.

• Focused Investment Risk — Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which concentrates its investments in real estate-related investments, making the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the real estate industry.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Liquidity Risk (difficulty in selling Fund investments and/or increased likelihood of honoring redemption requests in-kind); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Market Risk — Fixed Income Securities (risk that the value of fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads on asset backed and other fixed income securities); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

16

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not

17

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market

18

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

19

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap

20

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

21

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.33% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $313 and $50, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

22

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder
service fees and	Indirect Shareholder
interest expense)	Service Fees	Total Indirect Expense
< 0.001%	0.00%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $3,507,570 and $5,787,672, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 95.62% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares.

As of February 28, 2011, 0.98% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 75.45% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

23

GMO Real Estate Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	17,112	$132,325	51,911	$233,590
Shares issued to shareholders in reinvestment of distributions	2,375	15,703	9,026	43,675
Shares repurchased	(399,558)	(2,753,246)	(252,985)	(1,309,108)

Net increase (decrease)	(380,071)	$(2,605,218)	(192,048)	$(1,031,843)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$—	$565,040	$364,000	$129	$13	$201,043

Totals	$—	$565,040	$364,000	$129	$13	$201,043

24

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Real Estate Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

25

GMO Real Estate Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

26

GMO Real Estate Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.48%	$1,000.00	$1,211.10	$2.63
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO Real Estate Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

28

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

29

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

30

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

31

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

32

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Short-Duration Collateral Fund (SDCF) returned +9.3% for the fiscal year ended February 28, 2011, as compared with +0.5% for the J.P. Morgan U.S. 3 Month Cash Index.

SDCF outperformed its benchmark during the fiscal year by 8.8%, with positive performance attributable to improved pricing in asset-backed security holdings.

Asset-backed security spreads tightened and pricing and liquidity conditions in securitized credit markets improved during the fiscal year. SDCF’s asset-backed holdings experienced credit downgrades during the fiscal year: SDCF had 55 downgraded securities, representing 11% of its market value from the beginning of the fiscal year. At fiscal year-end, about 52% of SDCF’s portfolio was rated AAA, and 67% of the portfolio was rated single-A or better.

During the fiscal year ended February 28, 2011, the Fund did not pursue an active investment program.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Short-Duration Collateral Fund and the J.P. Morgan U.S. 3 Month Cash Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	99.1%
Short-Term Investments	0.8
Swap Agreements	(0.0)^
Forward Currency Contracts	(0.1)
Other	0.2

100.0%

Industry Sector Summary	% of Debt Obligations
Credit Cards	19.4%
Residential Asset-Backed Securities (United States)	17.8
Auto Financing	11.1
CMBS	9.7
Insured Auto Financing	5.9
Residential Mortgage-Backed Securities (European)	5.8
Student Loans	5.8
Business Loans	4.2
Residential Mortgage-Backed Securities (Australian)	4.2
Insured Other	3.9
CMBS Collateralized Debt Obligations	2.6
Corporate Collateralized Debt Obligations	2.0
U.S. Government Agency	1.6
Rate Reduction Bonds	1.2
Insured High Yield Collateralized Debt Obligations	0.9
Airlines	0.8
Insured Residential Mortgage-Backed Securities (United States)	0.8
Insured Residential Asset-Backed Securities (United States)	0.7
Insured Time Share	0.7
Equipment Leases	0.4
Insured Transportation	0.2
Time Share	0.1
Residential Mortgage-Backed Securities (United States)	0.1
Insured Business Loans	0.1
ABS Collateralized Debt Obligations	0.0 ^

100.0%

∧	Rounds to 0.0%

1

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 99.1%

	Asset-Backed Securities — 97.5%
	ABS Collateralized Debt Obligations — 0.0%
11,200,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 0.95%, due 10/20/44	—

	Airlines — 0.8%
17,580,803	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.75%, due 05/15/24	10,372,673
5,543,111	Continental Airlines, Inc., Series 99-1A, 6.55%, due 02/02/19	5,850,754

	Total Airlines	16,223,427

	Auto Financing — 11.0%
13,736,325	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.67%, due 02/18/14	13,751,572
5,100,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.62%, due 07/15/14	5,146,206
24,500,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.92%, due 08/15/13	24,830,750
22,300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	22,911,020
17,400,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.11%, due 11/10/14	17,594,706
2,761,006	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.31%, due 02/15/12	2,760,675
12,266,508	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.65%, due 07/15/12	12,276,812
31,800,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.27%, due 03/15/13	32,200,998
61,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.52%, due 06/15/13	60,734,101
8,400,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.21%, due 05/20/16	8,484,000
8,306,986	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.27%, due 06/17/13	8,299,510

2	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Auto Financing — continued
12,000,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.41%, due 03/20/14	12,091,200
5,304,852	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.27%, due 11/15/12	5,292,321

	Total Auto Financing	226,373,871

	Business Loans — 4.2%
7,320,631	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.45%, due 08/16/19	7,210,821
2,676,018	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.62%, due 04/25/34	2,368,275
2,208,794	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.63%, due 01/25/35	1,899,563
9,243,889	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.65%, due 01/25/36	7,210,233
8,264,130	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.50%, due 07/25/37	6,611,304
31,200,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.56%, due 12/25/37	25,896,000
1,322,590	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.39%, due 03/20/17	1,296,139
2,855,014	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.56%, due 05/15/32	2,612,338
5,288,376	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.51%, due 11/15/33	4,574,445
6,989,680	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 02/25/30	5,731,537
4,082,833	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 09/25/30	3,347,923
19,682,667	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.11%, due 10/25/37	16,730,267

	Total Business Loans	85,488,845

See accompanying notes to the financial statements.	3

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)

	CMBS — 9.6%
3,075,833	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	3,170,877
17,909,962	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.38%, due 07/15/44	17,715,997
32,300,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.40%, due 12/15/20	28,424,000
10,357,398	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	10,357,398
16,950,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.17%, due 03/10/44	16,972,035
17,092,274	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	17,423,437
5,793,758	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .39%, 1.14%, due 03/06/20	5,721,336
6,300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	6,197,940
36,813,918	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.85%, due 04/15/45	37,064,252
22,638,669	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	23,374,426
10,432,460	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.69%, due 10/15/42	10,833,484
131,688	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	131,728
20,036,215	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.36%, due 09/15/21	19,572,577

	Total CMBS	196,959,487

	CMBS Collateralized Debt Obligations — 2.6%
4,398,348	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.11%, due 11/23/52	43,983
7,584,959	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.65%, due 06/28/19	7,324,264
10,965,032	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	7,456,222
15,397,671	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.58%, due 08/26/30	14,473,811
27,100,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.59%, due 05/25/46	23,306,000

	Total CMBS Collateralized Debt Obligations	52,604,280

4	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)		Description	Value ($)

		Corporate Collateralized Debt Obligations — 2.0%
	34,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.59%, due 06/20/13	32,599,440
	8,400,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 1.00%, due 08/01/11	8,396,640

		Total Corporate Collateralized Debt Obligations	40,996,080

		Credit Cards — 19.2%
	20,700,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.30%, due 12/15/13	20,693,790
	4,200,000	Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.29%, due 03/15/14	4,193,700
	33,750,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.27%, due 09/15/14	34,231,612
	17,875,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.46%, due 06/16/14	17,871,068
	7,700,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.30%, due 03/16/15	7,674,282
	17,500,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.37%, due 03/17/14	17,532,900
	39,000,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.52%, due 09/15/17	39,000,000
	46,600,000	Chase Issuance Trust, Series 05-A6, Class A6, 1 mo. LIBOR + .07%, 0.34%, due 07/15/14	46,541,750
	11,200,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, 3 mo. LIBOR + .14%, 0.45%, due 08/15/13	11,199,216
	8,100,000	Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, 1 mo. LIBOR + .07%, 0.33%, due 04/24/14	8,087,769
EUR	33,200,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 1.18%, due 05/24/13	45,751,570
	10,600,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.64%, due 10/16/13	10,600,000
	16,400,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.36%, due 06/16/15	16,338,500
	52,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.30%, due 01/16/14	52,652,570
	11,500,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.42%, due 01/15/14	11,501,610

See accompanying notes to the financial statements.	5

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Credit Cards — continued
40,300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.07%, due 05/15/13	40,451,125
10,600,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.40%, due 02/15/17	10,415,666

	Total Credit Cards	394,737,128

	Equipment Leases — 0.4%
9,034,070	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.22%, due 08/15/14	9,117,183

	Insured Auto Financing — 5.8%
10,905,063	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.30%, due 10/06/13	10,845,085
10,442,023	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.31%, due 12/06/13	10,390,753
9,868,991	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.06%, due 06/06/14	9,849,342
21,607,033	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.76%, due 03/08/16	21,565,980
3,278,744	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.29%, due 11/15/13	3,259,727
12,282,198	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.92%, due 10/15/14	12,238,105
51,300,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.46%, due 07/14/14	51,775,551

	Total Insured Auto Financing	119,924,543

	Insured Business Loans — 0.1%
2,456,191	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.70%, due 10/25/30	1,768,458

	Insured High Yield Collateralized Debt Obligations — 0.8%
15,350,000	Augusta Funding Ltd., Series 10A, Class F1, 144A, CapMAC, 3 mo. LIBOR +.25%, 0.55%, due 06/30/17 (a)	13,262,615
2,115,934	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 0.96%, due 05/22/13	1,862,022

6	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Insured High Yield Collateralized Debt Obligations — continued
2,314,704	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.76%, due 12/16/15	2,175,822

	Total Insured High Yield Collateralized Debt Obligations	17,300,459

	Insured Other — 3.8%
45,300,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	46,659,000
10,312,198	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.47%, due 09/15/41	9,323,677
9,942,166	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.47%, due 12/15/41	9,214,757
12,648,302	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.55%, due 01/05/14	10,624,574
2,988,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	491,944
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	2,223,665

	Total Insured Other	78,537,617

	Insured Residential Asset-Backed Securities (United States) ◊ — 0.7%
2,366,838	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.47%, due 07/25/34	2,059,149
2,707,127	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.64%, due 12/25/33	2,258,420
730,240	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.59%, due 03/25/34	625,064
13,938,981	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.48%, due 11/25/35	9,795,201

	Total Insured Residential Asset-Backed Securities (United States)	14,737,834

	Insured Residential Mortgage-Backed Securities (United States) — 0.8%
493,446	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.60%, due 10/25/34	345,412
999,874	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.59%, due 01/25/35	699,912
10,570,908	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.42%, due 06/15/37	6,897,518
5,476,749	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.49%, due 10/25/34	4,117,420

See accompanying notes to the financial statements.	7

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — continued
312,820	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.72%, due 07/25/29	188,099
328,024	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.83%, due 08/15/30	188,177
732,997	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.70%, due 06/25/34	425,138
165,121	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.55%, due 12/25/32	72,323
4,334,072	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.45%, due 11/25/35	3,181,209

	Total Insured Residential Mortgage-Backed Securities (United States)	16,115,208

	Insured Time Share — 0.7%
2,483,929	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.41%, due 05/20/18	2,350,910
2,751,121	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.41%, due 03/20/19	2,668,588
9,062,148	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.26%, due 09/20/19	8,571,695

	Total Insured Time Share	13,591,193

	Insured Transportation — 0.2%
4,085,000	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.56%, due 04/17/19	3,972,663

	Rate Reduction Bonds — 1.2%
4,960,034	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	4,998,524
19,200,225	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	19,686,182

	Total Rate Reduction Bonds	24,684,706

	Residential Asset-Backed Securities (United States) ◊ — 17.7%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.65%, due 01/25/35	794,873
2,699,950	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.40%, due 02/25/36	673,313

8	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
7,417,565	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.44%, due 03/25/36	5,294,287
4,302,784	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.36%, due 08/25/36	3,193,741
20,300,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.44%, due 10/25/36	6,927,375
8,654,392	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.36%, due 07/25/36	7,412,487
5,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 05/25/36	3,879,250
3,778,909	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.35%, due 06/25/36	3,580,516
11,100,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 04/25/36	7,492,500
3,770,250	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.58%, due 09/25/35	796,465
7,759,575	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	1,319,128
9,019,726	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.43%, due 06/25/36	1,172,564
5,561,605	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.35%, due 01/25/37	2,897,596
4,152,472	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.33%, due 11/25/36	2,751,013
12,050,263	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.46%, due 05/25/37	1,525,563
3,448,275	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.78%, due 05/25/34	3,266,702
51,952,538	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	22,794,176
7,925,266	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 09/25/36	3,051,228
10,811,266	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.45%, due 03/25/36	4,432,619
298,770	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 05/25/36	109,798

See accompanying notes to the financial statements.	9

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
8,511,738	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	3,269,039
2,114,888	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.37%, due 10/25/36	2,108,120
10,100,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.41%, due 10/25/36	7,019,500
19,482,638	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.48%, due 05/25/37	16,453,088
5,552,600	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 05/28/39	2,345,974
5,788,881	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.56%, due 05/28/39	2,214,247
10,127,875	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 02/28/40	6,279,282
3,772,154	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.37%, due 11/25/36	3,255,746
8,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 11/25/36	1,547,850
3,060,669	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.42%, due 02/25/37	395,744
2,019,968	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 02/25/37	1,964,015
38,100,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 02/25/37	22,463,760
10,263,345	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.42%, due 06/25/36	9,449,154
184,603	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.80%, due 04/25/33	157,836
138,323	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.67%, due 10/25/34	127,257
12,100,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 12/25/36	4,840,000
36,200,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.40%, due 02/25/37	30,324,740
2,126,156	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.34%, due 03/25/37	2,119,352

10	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
418,649	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.56%, due 04/25/34	332,237
12,336,341	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 04/25/36	9,109,617
3,830,289	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.46%, due 05/25/36	2,606,392
1,115,342	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.36%, due 08/25/36	547,912
19,925,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 08/25/36	8,318,688
13,608,693	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.41%, due 08/25/36	5,683,807
3,053,933	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.57%, due 01/20/35	2,759,037
2,659,040	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 01/20/35	2,482,878
9,081,138	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.42%, due 01/20/36	8,462,486
28,207,860	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.38%, due 12/25/36	12,109,634
2,163,678	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.51%, due 10/25/35	2,077,131
3,367,875	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.39%, due 10/25/36	3,266,839
17,831,080	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.41%, due 03/25/36	10,431,182
11,300,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	4,294,000
21,744,486	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 08/25/36	8,154,182
14,400,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.42%, due 10/25/36	5,472,000
5,997,861	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.42%, due 03/25/36	749,733
6,217,924	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.38%, due 02/25/37	3,721,428

See accompanying notes to the financial statements.	11

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
2,362,154	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.66%, due 08/25/34	1,948,777
32,500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.49%, due 02/25/37	12,512,500
15,702,046	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.42%, due 04/25/36	9,853,034
4,849,573	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 04/25/37	4,582,847
9,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 11/25/36	3,633,750
6,355,375	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.52%, due 12/25/35	3,987,998
6,605,841	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.45%, due 09/25/45	5,881,840
1,742,784	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 10/25/33	1,640,831
4,526,096	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.51%, due 01/25/36	4,185,915
1,806,987	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.37%, due 04/25/37	1,779,340
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.80%, due 03/25/35	165,018
1,751,526	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.42%, due 03/25/36	1,660,665
914,272	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.55%, due 10/25/36	895,987
1,463,213	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.52%, due 10/25/35	1,409,220
1,332,583	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 01/25/37	1,305,723
17,100,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/37	7,845,480
6,726,673	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.46%, due 01/25/36	5,280,439

12	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
3,634,275	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 11/25/35	3,070,962
14,860,918	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.66%, due 06/25/37	891,655

	Total Residential Asset-Backed Securities (United States)	362,811,062

	Residential Mortgage-Backed Securities (Australian) — 4.2%
2,781,831	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.44%, due 11/19/37	2,692,397
6,178,898	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.36%, due 07/20/38	5,939,441
10,090,787	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 04/19/38	9,700,425
1,660,740	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.80%, due 09/27/35	1,565,247
15,896,159	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.70%, due 03/14/36	15,104,530
1,073,421	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.70%, due 12/08/36	1,025,117
1,847,733	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.39%, due 05/27/38	1,746,292
1,356,424	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.39%, due 05/10/36	1,310,327
6,701,444	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.35%, due 06/14/37	6,341,865
3,342,196	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.35%, due 02/27/39	3,223,876
8,028,363	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.37%, due 10/20/37	7,798,175
10,090,828	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.38%, due 02/21/38	9,664,995
10,632,415	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 06/12/40	10,118,561
1,024,703	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.58%, due 03/09/36	998,933

See accompanying notes to the financial statements.	13

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
875,088	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.37%, due 01/12/37	854,086
7,517,454	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.36%, due 05/21/38	7,290,427

	Total Residential Mortgage-Backed Securities (Australian)	85,374,694

	Residential Mortgage-Backed Securities (European) — 5.8%
10,261,314	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.41%, due 09/20/66	8,753,927
6,150,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, 3 mo. LIBOR + .09%, 0.40%, due 02/17/52	6,136,470
25,549,647	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 01/13/39	23,053,447
4,311,866	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.30%, due 12/20/54	4,074,713
2,412,337	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.44%, due 09/20/44	2,303,782
10,000,000	Holmes Master Issuer Plc, Series 07-2A, Class 3A1, 3 mo. LIBOR + .08%, 0.38%, due 07/15/21	9,950,000
10,469,842	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.36%, due 12/10/43	9,527,557
3,344,803	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.44%, due 12/21/37	3,294,108
6,270,882	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.73%, due 05/15/34	5,438,109
10,715,482	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.42%, due 11/15/38	8,975,288
6,245,308	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 09/15/39	5,074,313
26,600,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.41%, due 07/15/33	25,958,940
6,400,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.38%, due 10/15/33	6,334,720

	Total Residential Mortgage-Backed Securities (European)	118,875,374

14	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)

	Residential Mortgage-Backed Securities (United States) — 0.1%
550,086	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.56%, due 08/25/35	376,809
2,724,239	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 02/26/34	2,101,496

	Total Residential Mortgage-Backed Securities (United States)	2,478,305

	Student Loans — 5.7%
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.55%, due 01/25/24	20,277,061
1,235,276	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.31%, due 01/25/23	1,234,164
1,384,794	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.32%, due 06/25/21	1,382,717
358,653	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.34%, due 06/20/15	358,588
4,444,576	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.40%, due 08/25/23	4,355,684
9,600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.38%, due 12/23/19	9,444,192
11,582,210	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.38%, due 04/27/20	11,394,868
24,600,000	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.37%, due 04/27/20	24,292,500
7,541,125	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.33%, due 09/15/22	7,409,155
20,712,294	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR, 0.30%, due 07/25/17	20,531,062
5,500,000	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.55%, due 01/25/19	5,492,300
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 3 mo. LIBOR + .75%, 1.05%, due 01/25/19	10,879,312

	Total Student Loans	117,051,603

See accompanying notes to the financial statements.	15

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($) /
Shares	Description	Value ($)

	Time Share — 0.1%
2,605,339	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.26%, due 02/20/20	2,738,048

	Total Asset-Backed Securities	2,002,462,068

	U.S. Government Agency — 1.6%
12,000,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.62%, due 10/29/26 (a)	11,156,622
13,825,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR -0.02%, 0.45%, due 02/01/25 (a)	12,784,423
443,391	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.51%, due 05/01/14 (a)	435,727
8,812,500	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.47%, due 07/01/23 (a)	8,230,677

	Total U.S. Government Agency	32,607,449

	TOTAL DEBT OBLIGATIONS (COST $2,424,855,392)	2,035,069,517

	SHORT-TERM INVESTMENTS — 0.8%

	Money Market Funds — 0.8%
165,155	State Street Institutional Liquid Reserves Fund-Institutional Class	165,155
16,509,937	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	16,509,937

	TOTAL SHORT-TERM INVESTMENTS (COST $16,675,092)	16,675,092

	TOTAL INVESTMENTS — 99.9% (Cost $2,441,530,484)	2,051,744,609
	Other Assets and Liabilities (net) — 0.1%	1,839,614

	TOTAL NET ASSETS — 100.0%	$2,053,584,223

16	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

Sales #
3/08/11	Deutsche Bank AG	EUR	30,000,000	$41,395,386	$(1,858,086)

#	Fund sells foreign currency; buys USD.

Swap Agreements

Credit Default Swaps

Maximum
Potential
Amount of
Future
Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

31,000,000	USD	3/20/2013	Morgan Stanley Capital Services Inc.	Receive	0.25%	0.67%	MS Synthetic 2006-1	31,000,000	USD	$(254,652)

Premiums to (Pay) Receive										$—

∧	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2011, serve as an indicator of the current status of the

See accompanying notes to the financial statements.	17

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of February 28, 2011, for forward currency contracts, futures contracts, swap agreements, written options, and reverse repurchase agreements if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.
CDO - Collateralized Debt Obligation
CMBS - Commercial Mortgage Backed Security
EUR LIBOR - London Interbank Offered Rate denominated in Euros.
FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA - Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR - London Interbank Offered Rate
MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.
RMBS - Residential Mortgage Backed Security
XL - Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at February 28, 2011, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).
◊	These securities are primarily backed by subprime mortgages.

Currency Abbreviations:

EUR - Euro
USD - United States Dollar

18	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments, at value (cost $2,441,530,484) (Note 2)	$2,051,744,609
Dividend and interest receivable	1,973,648
Receivable for collateral on open swap contracts (Note 4)	2,142,000
Receivable for expenses reimbursed by Manager (Note 5)	19,517

Total assets	2,055,879,774

Liabilities:
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	5,274
Unrealized depreciation on open forward currency contracts (Note 4)	1,858,086
Payable for open swap contracts (Note 4)	254,652
Accrued expenses	177,539

Total liabilities	2,295,551

Net assets	$2,053,584,223

Net assets consist of:
Paid-in capital	$2,526,996,508
Accumulated undistributed net investment income	2,227,907
Accumulated net realized loss	(83,741,600)
Net unrealized depreciation	(391,898,592)

$2,053,584,223

Net assets	$2,053,584,223

Shares outstanding	197,912,675

Net asset value per share	$10.38

See accompanying notes to the financial statements.	19

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Interest	$39,264,045
Dividends	87,778

Total investment income	39,351,823

Expenses:
Custodian, fund accounting agent and transfer agent fees	297,438
Interest expense (Note 2)	166,626
Legal fees	109,509
Audit and tax fees	81,007
Trustees fees and related expenses (Note 5)	64,561
Registration fees	7,917
Miscellaneous	26,357

Total expenses	753,415
Fees and expenses reimbursed by Manager (Note 5)	(489,891)
Expense reductions (Note 2)	(4,912)

Net expenses	258,612

Net investment income (loss)	39,093,211

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(1,086,473)
Swap contracts	(1,199,187)
Foreign currency, forward contracts and foreign currency related transactions	1,296,862

Net realized gain (loss)	(988,798)

Change in net unrealized appreciation (depreciation) on:
Investments	188,907,029
Swap contracts	1,563,957
Foreign currency, forward contracts and foreign currency related transactions	(1,866,909)

Net unrealized gain (loss)	188,604,077

Net realized and unrealized gain (loss)	187,615,279

Net increase (decrease) in net assets resulting from operations	$226,708,490

20	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$39,093,211	$55,044,211
Net realized gain (loss)	(988,798)	(9,426,626)
Change in net unrealized appreciation (depreciation)	188,604,077	740,804,361

Net increase (decrease) in net assets from operations	226,708,490	786,421,946

Distributions to shareholders from:
Net investment income	(38,177,038)	(52,523,479)
Return of capital	(1,149,622,973)	(1,186,476,530)

	(1,187,800,011)	(1,239,000,009)

Net share transactions (Note 9):	(174,738,221)	(34,755,764)

Total increase (decrease) in net assets	(1,135,829,742)	(487,333,827)

Net assets:
Beginning of period	3,189,413,965	3,676,747,792

End of period (including accumulated undistributed net investment income of $2,227,907 and $271,344, respectively)	$2,053,584,223	$3,189,413,965

See accompanying notes to the financial statements.	21

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$14.98		$17.10		$24.03		$25.66		$25.60

Income (loss) from investment operations:
Net investment income (loss)†	0.19		0.26		0.76		1.38		1.43
Net realized and unrealized gain (loss)	0.91		3.40		(4.41)		(1.64)		0.00	(a)

Total from investment operations	1.10		3.66		(3.65)		(0.26)		1.43

Less distributions to shareholders:
From net investment income	(0.18)		(0.24)		(1.06)		(1.37)		(1.37)
From return on capital	(5.52)		(5.54)		(2.22)		—		—

Total distributions	(5.70)		(5.78)		(3.28)		(1.37)		(1.37)

Net asset value, end of period	$10.38		$14.98		$17.10		$24.03		$25.66

Total Return(b)	9.30%		25.58%		(15.97)%		(1.14)%		5.68%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,053,584		$3,189,414		$3,676,748		$7,671,415		$6,603,600
Net operating expenses to average daily net assets(c)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00%
Interest expense to average daily net assets	0.01	%(e)	0.01	%(e)	—		—		0.01	%(e)

Total net expenses to average daily net assets	0.01	%(d)	0.01	%(d)	0.00	%(d)(f)	0.00	%(d)(f)	0.01%
Net investment income (loss) to average daily net assets	1.52%		1.60%		3.46%		5.41%		5.50%
Portfolio turnover rate	0%		0%		16%		27%		68%
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%		0.02%		0.02%		0.01%		0.02%
Redemption fees consisted of the following per share amounts:†	$0.00	(g)	$0.00	(g)	$0.02		—		—

(a)	Net realized and unrealized gain (loss) was less than $0.01 per share.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(c)	Net operating expenses were less than 0.01% to average daily net assets.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Total net expenses were less than 0.01% to average daily net assets.
(g)	There were no redemption fees during the period.
†	Calculated using average shares outstanding throughout the period.

22	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Short-Duration Collateral Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is total return comparable to that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. The Fund is not currently pursuing an active investment program.

The Fund primarily holds asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund has invested in government securities, corporate debt securities, money market instruments and commercial paper and has entered into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund has also used other exchange-traded and over-the-counter (“OTC”) derivatives. Because of the deterioration in credit markets that became acute in 2008, the Fund currently has and may continue to have material exposure to below investment grade securities. The Manager does not seek to maintain a specified interest rate duration for the Fund.

Since October 2008, the Fund has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. The Fund currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to shareholders for tax purposes.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

23

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 2.2% of net assets. The Fund classifies such securities (as defined below) as Level 3. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See Note 4 for a further discussion on valuation of derivative financial instruments.

Typically the Fund values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of February 28, 2011, the total value of securities held for which no alternative pricing source was available represented 9.9% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate. The Fund also used third party valuation services to value credit default swaps using unobservable inputs.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
Asset-Backed Securities	$—	$640,677,941	$1,361,784,127	$2,002,462,068
U.S. Government Agency	—	—	32,607,449	32,607,449

TOTAL DEBT OBLIGATIONS	—	640,677,941	1,394,391,576	2,035,069,517

Short-Term Investments	16,675,092	—	—	16,675,092

Total Investments	$16,675,092	$640,677,941	$1,394,391,576	$2,051,744,609

25

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Forward Currency Contracts Foreign currency risk	$—	$(1,858,086)	$—	$(1,858,086)
Swap Agreements Credit risk	—	—	(254,652)	(254,652)

Total	$—	$(1,858,086)	$(254,652)	$(2,112,738)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The aggregate net values of the Fund’s direct investments in securities and derivative financial instruments using Level 3 inputs were 67.9% and (0.1)% of total net assets, respectively.

26

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
	Balances				Change in			Balances	Investments
	as of	Net	Accrued	Total	Unrealized	Transfers	Transfers	as of	Held as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of	February 28,	February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	2011
Debt Obligations
Asset-Backed Securities	$1,982,715,415	$(779,685,744)	$1,131,425	$(1,699,912)	$181,924,867	$—	$(22,601,924)**	$1,361,784,127	$169,319,787
U.S. Government Agency	34,766,016	(2,569,183)	40,538	16,475	353,603	—	—	32,607,449	353,603
Swap Agreements	(1,818,609)	(261,028)	—	261,028	1,563,957	—	—	(254,652)	1,597,098

Total	$2,015,662,822	$(782,515,955)	$1,171,963	$(1,422,409)	$183,842,427	$—	$(22,601,924)	$1,394,136,924	$171,270,488

*	The fund recognizes investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or

27

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.

28

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. The Fund is permitted to, and will from time to time, declare and pay distributions from net investment income, if any, more frequently (e.g. monthly). All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, foreign currency transactions, capital loss carryforwards and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$38,177,038	$52,523,479
Return of capital	1,149,622,973	1,186,476,530

Total distributions	$1,187,800,011	$1,239,000,009

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

29

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(81,850,173)
Post-October capital loss deferral	$(1,891,426)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 29, 2012	$(142,552)
February 28, 2014	(614,650)
February 28, 2015	(5,952,458)
February 29, 2016	(1,158,601)
February 28, 2017	(32,360,541)
February 28, 2018	(41,313,788)
February 28, 2019	(307,583)

Total	$(81,850,173)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$2,440,982,139	$16,937,990	$(406,175,520)	$(389,237,530)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

30

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable

31

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Market Disruption and Geopolitical Risk (the risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by redeeming Fund shares in large amounts and/or on a frequent basis); and Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if

32

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

33

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the

34

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value. At February 28, 2011, amounts reported as a miscellaneous payable include amounts that were calculated by the Fund as being owed to Lehman Brothers upon the termination of the contracts pursuant to the terms of those contracts. The amounts reported as payable are subject to settlement discussions with Lehman Brothers’ bankruptcy estate and may vary significantly upon final settlement with the estate.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

35

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the year ended February 28, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

36

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an

37

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A

38

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to achieve exposure to a reference entity’s credit. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

39

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,858,086)	$—	$—	$—	$(1,858,086)
Unrealized depreciation on swap agreements	—	—	(254,652)	—	—	(254,652)

Total	$—	$(1,858,086)	$(254,652)	$—	$—	$(2,112,738)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Forward currency contracts	$—	$1,302,630	$—	$—	$—	$1,302,630
Swap agreements	—	—	(1,199,187)	—	—	(1,199,187)

Total	$—	$1,302,630	$(1,199,187)	$—	$—	$103,443

Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$(1,866,903)	$—	$—	$—	$(1,866,903)
Swap agreements	—	—	1,563,957	—	—	1,563,957

Total	$—	$(1,866,903)	$1,563,957	$—	$—	$(302,946)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

40

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The volume of derivative activity, based on absolute values (forward currency contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended February 28, 2011:

	Forward
	currency	Swap
	contracts	agreements

Average amount outstanding	$39,601,107	$61,000,000

5.	Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). This expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $64,561 and $19,825, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $0 and $1,205,118,627, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or

41

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 76.28% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholders owned more than 10% of the outstanding shares of the Fund. Each of the shareholders are other funds of the Trust.

As of February 28, 2011, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.99% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
	Shares	Amount	Shares	Amount

Shares sold	9,830,646	$114,233,500	662,838	$10,389,000
Shares issued to shareholders in reinvestment of distributions	4,292	51,533	2,248	35,267
Shares repurchased	(24,773,343)	(289,023,254)	(2,890,527)	(45,180,031)

Net increase (decrease)	(14,938,405)	$(174,738,221)	(2,225,441)	$(34,755,764)

42

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Collateral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

43

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

44

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
1) Actual	0.01%	$1,000.00	$1,045.70	$0.05
2) Hypothetical	0.01%	$1,000.00	$1,024.74	$0.05

*	Expenses are calculated using the annualized expense ratio (including interest expense) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

45

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2011, $39,823,847 or if determined to be different, the qualified interest income of such year.

46

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

For the fiscal year ending February 28, 2011, the Fund previously reported estimated sources of any dividends, short-term capital gains, long-term capital gains and return of capital distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the table below serves as a correction as such estimates on a per share basis. The Statement of Changes in Net Assets includes the corrected amounts on a dollar basis.

			Dividend	Net	Net
			Paid from	Short-Term	Long-Term
			Current	Capital	Capital
			and/or	Gains	Gains
			Prior Years	From Sale of	From Sale of	Distribution
			Accumulated	Securities &	Securities &	from
			Undistributed	Other	Other	Return of
Record Date	Ex-Date	Payable Date	Net Income*	Property∧	Property∧	Capital

February 26, 2010	March 1, 2010	March 2, 2010	$0.01115992	$0.00000000	$0.00000000	$0.33650099
March 26, 2010	March 29, 2010	March 30, 2010	$0.02664353	$0.00000000	$0.00000000	$0.80337300
April 27, 2010	April 28, 2010	April 29, 2010	$0.00565485	$0.00000000	$0.00000000	$0.17050879
May 26, 2010	May 27, 2010	May 28, 2010	$0.01194494	$0.00000000	$0.00000000	$0.36017171
June 25, 2010	June 28, 2010	June 29, 2010	$0.02758042	$0.00000000	$0.00000000	$0.83162269
July 27, 2010	July 28, 2010	July 29, 2010	$0.03391890	$0.00000000	$0.00000000	$1.02274453
August 26, 2010	August 27, 2010	August 30, 2010	$0.00812260	$0.00000000	$0.00000000	$0.24491799
September 27, 2010	September 28, 2010	September 29, 2010	$0.01013143	$0.00000000	$0.00000000	$0.30548947
October 27, 2010	October 28, 2010	October 29, 2010	$0.00335684	$0.00000000	$0.00000000	$0.10121761
January 4, 2011	January 5, 2011	January 6, 2011	$0.02612937	$0.00000000	$0.00000000	$0.78786982
January 26, 2011	January 27, 2011	January 28, 2011	$0.01030683	$0.00000000	$0.00000000	$0.31077815
February 24, 2011	February 25, 2011	February 28, 2011	$0.00795061	$0.00000000	$0.00000000	$0.23973203

Notes:

*	Net investment income may include amounts derived from dividends, interest, net foreign currency gains and net amounts from transacting in certain derivative contracts.

∧	Short-term and long-term capital gains may include amounts derived from the sale of securities/other property and net amounts from transacting in certain derivative contracts.

47

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

			Principal	Number of
	Position(s)		Occupation(s)	Portfolios in
Name and	Held with the	Length of	During Past	Fund Complex	Other
Date of Birth	Trust	Time Served	Five Years	Overseen	Directorships Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

48

Independent Trustees: — (Continued)

			Principal	Number of
	Position(s)		Occupation(s)	Portfolios in
Name and	Held with the	Length of	During Past	Fund Complex	Other
Date of Birth	Trust	Time Served	Five Years	Overseen	Directorships Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

			Principal	Number of
			Occupation(s)	Portfolios in
Name and	Position(s)	Length of	During Past	Fund Complex	Other
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Directorships Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

49

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

50

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

51

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Short-Duration Collateral Share Fund returned +9.1% for the fiscal year ended February 28, 2011, as compared with +0.5% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 8.6%. The Fund’s outperformance is attributable to increases in the net asset value of the Fund’s holdings of GMO Short-Duration Collateral Fund (SDCF).

SDCF returned +9.3% for the fiscal year ended February 28, 2011, as compared with +0.5% for its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. SDCF outperformed its benchmark during the fiscal year by 8.8%, with positive performance attributable to improved pricing in asset-backed security holdings.

Asset-backed security spreads tightened and pricing and liquidity conditions in securitized credit markets improved during the fiscal year. SDCF’s asset-backed holdings experienced credit downgrades during the fiscal year: SDCF had 55 downgraded securities, representing 11% of its market value from the beginning of the fiscal year. At fiscal year-end, about 52% of SDCF’s portfolio was rated AAA, and 67% of the portfolio was rated single-A or better.

During the fiscal year ended February 28, 2011, the Fund and SDCF did not pursue active investment programs.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Short-Duration Collateral Share Fund Class III Shares and the
J.P. Morgan U.S. 3 Month Cash Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

*	Class III performance information represents Class VI performance from March 1, 2006 to December 28, 2006 and Class III performance thereafter.

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	99.1%
Short-Term Investments	0.8
Swap Agreements	(0.0)^
Forward Currency Contracts	(0.1)
Other	0.2

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in GMO Short-Duration Collateral Fund.

Industry Sector Summary**	% of Debt Obligations
Credit Cards	19.4%
Residential Asset-Backed Securities (United States)	17.8
Auto Financing	11.1
CMBS	9.7
Insured Auto Financing	5.9
Residential Mortgage-Backed Securities (European)	5.8
Student Loans	5.8
Business Loans	4.2
Residential Mortgage-Backed Securities (Australian)	4.2
Insured Other	3.9
CMBS Collateralized Debt Obligations	2.6
Corporate Collateralized Debt Obligations	2.0
U.S. Government Agency	1.6
Rate Reduction Bonds	1.2
Insured High Yield Collateralized Debt Obligations	0.9
Airlines	0.8
Insured Residential Mortgage-Backed Securities (United States)	0.8
Insured Residential Asset-Backed Securities (United States)	0.7
Insured Time Share	0.7
Equipment Leases	0.4
Insured Transportation	0.2
Time Share	0.1
Residential Mortgage-Backed Securities (United States)	0.1
Insured Business Loans	0.1
ABS Collateralized Debt Obligations	0.0 ^

100.0%

**	The table above incorporate aggregate indirect industry sector exposure associated with investments in GMO Short-Duration Collateral Fund.
∧	Rounds to 0.0%.

1

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,370,253	GMO Short-Duration Collateral Fund	34,983,226

	TOTAL MUTUAL FUNDS (COST $32,419,440)	34,983,226

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
19,813	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	19,813

	TOTAL SHORT-TERM INVESTMENTS (COST $19,813)	19,813

	TOTAL INVESTMENTS — 100.1% (Cost $32,439,253)	35,003,039
	Other Assets and Liabilities (net) — (0.1%)	(44,428)

	TOTAL NET ASSETS — 100.0%	$34,958,611

2	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $19,813) (Note 2)	$19,813
Investments in affiliated issuers, at value (cost $32,419,440) (Notes 2 and 10)	34,983,226
Receivable for expenses reimbursed by Manager (Note 5)	7,449

Total assets	35,010,488

Liabilities:
Payable to affiliate for (Note 5):
Management fee	1,336
Shareholder service fee	4,010
Trustees and Trust Officers or agents unaffiliated with the Manager	101
Accrued expenses	46,430

Total liabilities	51,877

Net assets	$34,958,611

Net assets consist of:
Paid-in capital	$37,629,051
Accumulated undistributed net investment income	67,805
Accumulated net realized loss	(5,302,031)
Net unrealized appreciation	2,563,786

$34,958,611

Net assets attributable to:
Class III shares	$34,958,611

Shares outstanding:
Class III	1,874,479

Net asset value per share:
Class III	$18.65

See accompanying notes to the financial statements.	3

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$481,831
Dividends from unaffiliated issuers	16

Total investment income	481,847

Expenses:
Management fee (Note 5)	16,971
Shareholder service fee – Class III (Note 5)	50,912
Audit and tax fees	33,917
Custodian, fund accounting agent and transfer agent fees	6,441
Legal fees	3,192
Registration fees	1,718
Trustees fees and related expenses (Note 5)	777
Miscellaneous	9,802

Total expenses	123,730
Fees and expenses reimbursed by Manager (Note 5)	(54,705)

Net expenses	69,025

Net investment income (loss)	412,822

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(305,352)

Net realized gain (loss)	(305,352)

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	2,841,488

Net realized and unrealized gain (loss)	2,536,136

Net increase (decrease) in net assets resulting from operations	$2,948,958

4	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$412,822	$381,682
Net realized gain (loss)	(305,352)	(136,691)
Change in net unrealized appreciation (depreciation)	2,841,488	6,367,227

Net increase (decrease) in net assets from operations	2,948,958	6,612,218

Distributions to shareholders from:
Net investment income
Class III	(345,017)	(381,682)
Return of capital
Class III	—	(5,563,318)

	(345,017)	(5,945,000)

Net share transactions (Note 9):
Class III	(1,388,981)	6,196,931
Redemption fees (Notes 2 and 9):
Class III	—	1,523

Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(1,388,981)	6,198,454

Total increase (decrease) in net assets	1,214,960	6,865,672

Net assets:
Beginning of period	33,743,651	26,877,979

End of period (including accumulated undistributed net investment income of $67,805 and $0, respectively)	$34,958,611	$33,743,651

See accompanying notes to the financial statements.	5

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011	2010		2009	2008	2007(a)

Net asset value, beginning of period	$17.27	$17.08		$23.39	$25.05	$24.82

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.22	0.21		1.17	1.07	(0.01)
Net realized and unrealized gain (loss)	1.34	3.47		(4.92)	(1.38)	0.24

Total from investment operations	1.56	3.68		(3.75)	(0.31)	0.23

Less distributions to shareholders:
From net investment income	(0.18)	(0.22)		(0.81)	(1.35)	—
Return of capital	—	(3.27)		(1.75)	—	—

Total distributions	(0.18)	(3.49)		(2.56)	(1.35)	—

Net asset value, end of period	$18.65	$17.27		$17.08	$23.39	$25.05

Total Return(c)	9.08%	25.13%		(15.90)%	(1.33)%	0.93	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,959	$33,744		$26,878	$10,637	$40,563
Net expenses to average daily net assets(d)	0.20%	0.20	%(e)	0.20%	0.20%	0.21	%*
Net investment income (loss) to average daily net assets(b)	1.22%	1.28%		5.47%	4.25%	(0.21	)%*
Portfolio turnover rate	5%	2%		18%	127%	125	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.16%	0.20%		0.17%	0.15%	0.06	%*
Redemption fees consisted of the following per share amounts (Note 2):†	$—	$0.00	(f)	$0.01	$—	$—

(a)	Period from December 28, 2006 (commencement of operations) through February 28, 2007.
(b)	Net investment income is affected by the timing of the declaration of dividends by GMO Short-Duration Collateral Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assume the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in Short-Duration Collateral Fund.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the period from March 1, 2006 (commencement of operations) through February 28, 2007.
*	Annualized.
**	Not annualized.

6	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Short-Duration Collateral Share Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is total return comparable to that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. The Fund has invested substantially all of its assets in GMO Short-Duration Collateral Fund (“SDCF”) and, to a limited extent, in cash and cash equivalents. Its investment objective and principal investment strategies, therefore, are substantially similar to those of SDCF. The Fund and SDCF are not currently pursuing an active investment program.

SDCF primarily holds asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF has invested in government securities, corporate debt securities, money market instruments, and commercial paper, and has entered into credit default swaps, reverse repurchase agreements, and repurchase agreements. SDCF has also used exchange-traded and over-the-counter (“OTC”) derivatives. Because of the deterioration in credit markets that became acute in 2008, the Fund, through its holdings of SDCF, currently has and may continue to have material exposure to below investment grade securities. In addition, the Fund may invest in unaffiliated money market funds. The Manager does not seek to maintain a specified interest rate duration for SDCF.

Since October of 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to SDCF shareholders, including the Fund, for tax purposes. Therefore, if the Fund, in turn, distributes these amounts to its shareholders, the Fund’s distributions similarly could constitute a return of capital to Fund shareholders for tax purposes.

The financial statements of SDCF should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 28, 2011, shares of SDCF were not publicly available for direct purchase.

The Fund currently limits subscriptions.

7

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Shares of SDCF are generally valued at their net asset value. Investments held by SDCF are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 2.2% of net assets. SDCF classifies such securities (as defined below) as Level 3. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty.

Typically SDCF values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by SDCF, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by SDCF. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used

8

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

by the Fund. As of February 28, 2011, the total value of securities held indirectly for which no alternative pricing source was available represented 10.0% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund and SDCF disclose the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$34,983,226	$—	$—	$34,983,226
Short-Term Investments	19,813	—	—	19,813

Total Investments	35,003,039	—	—	35,003,039

Total	$35,003,039	$—	$—	$35,003,039

9

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

SDCF is classified as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of SDCF, please refer to the portfolio valuation notes in SDCF’s financial statements. The aggregate net value of the Fund’s indirect investments in securities and other financial instruments using Level 3 inputs were 67.9% and (0.01)% of total net assets, respectively.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. The Fund is permitted to, and will from time to time, declare and pay distributions from net investment income, if any, more frequently (e.g. monthly). All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards and losses on wash sale transactions.

10

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$345,017	$381,682
Tax return of capital	—	5,563,318

Total distributions	$345,017	$5,945,000

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$67,805

Other Tax Attributes:
Capital loss carryforwards	$(4,262,532)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 29, 2016	$(3,400,357)
February 28, 2017	(862,175)

Total	$(4,262,532)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$33,478,751	$1,524,288	$—	$1,524,288

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way

11

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from SDCF are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in SDCF (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
For the year ended February 28, 2011, the Fund did not charge a premium on cash purchases or fee on cash redemptions of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by a Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment

12

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in SDCF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of principal risks. The Fund and SDCF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of SDCF’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent SDCF from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for SDCF because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).

13

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of SDCF’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by SDCF that were once rated investment grade are now rated below investment grade as of the date of this report.

14

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

At February 28, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by SDCF, if any, please refer to SDCF’s Schedule of Investments.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder service Plan under

15

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

which the Fund pays GMO a shareholder service fee for client and shareholders service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.05% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in other GMO Funds (excluding those Funds’ Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $777 and $365, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in SDCF. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding	Indirect
shareholder service	Shareholder	Indirect Interest	Total Indirect
fees and interest expense)	Service Fees	Expense	Expenses
0.004%	0.000%	0.009%	0.013%

16

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $15,733,500 and $1,575,000, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 85.22% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 89.35% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	2,882	$49,884	131,522	$2,240,650
Shares issued to shareholders in reinvestment of distributions	18,836	344,881	308,224	4,940,983
Shares repurchased	(101,191)	(1,783,746)	(59,040)	(984,702)
Redemption fees	—	—	—	1,523

Net increase (decrease)	(79,473)	$(1,388,981)	380,706	$6,198,454

17

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Return	Distributions	Value,
	beginning of		Sales	Dividend	of	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Capital	Gains	period

GMO Short-Duration Collateral Fund	$32,817,084	$15,733,500	$1,575,000	$481,831	$14,528,493	$—	$34,983,226

Totals	$32,817,084	$15,733,500	$1,575,000	$481,831	$14,528,493	$—	$34,983,226

18

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Collateral Share Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Share Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

19

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

20

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.22%	$1,000.00	$1,044.80	$1.12
2) Hypothetical	0.22%	$1,000.00	$1,023.70	$1.10

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

21

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2011, $249,575 or if determined to be different, the qualified interest income of such year.

22

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

23

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

24

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006-present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

GMO Short-Duration Investment Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Short-Duration Investment Fund returned +4.2% SDIF was 50% exposed to USTF which returned 0.1% for the fiscal year ended February 28, 2011, as compared with +0.5% for the J.P. Morgan U.S. 3 Month Cash Index. The Fund outperformed the benchmark during the fiscal year by 3.8%.

The Fund’s outperformance is attributable to increases in the net asset value of the Fund’s 50% investment in GMO Short-Duration Collateral Fund (SDCF). The Fund was also 50% invested in GMO U.S. Treasury Fund, which returned 0.1%.

SDCF returned +9.3% for the fiscal year ended February 28, 2011, as compared with 0.5% for its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. SDCF outperformed its benchmark during the fiscal year by 8.8%, with positive performance attributable to improved pricing in asset-backed security holdings.

Asset-backed security spreads tightened and pricing and liquidity conditions in securitized credit markets improved during the fiscal year. SDCF’s asset-backed holdings experienced credit downgrades during the fiscal year: SDCF had 55 downgraded securities, representing 11% of its market value from the beginning of the fiscal year. At fiscal year-end, about 52% of SDCF’s portfolio was rated AAA, and 67% of the portfolio was rated single-A or better.

During the fiscal year ended February 28, 2011, the Fund and SDCF did not pursue active investment programs.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Short-Duration Investment Fund Class III Shares and the
J.P. Morgan U.S. 3 Month Cash Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

GMO Short-Duration Investment Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	51.9%
Short-Term Investments	48.5
Forward Currency Contracts	(0.0)∧
Swap Agreements	(0.0)∧
Other	(0.4)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
∧	Rounds to 0.0%.

1

GMO Short-Duration Investment Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value ($) /
Shares	Description	Value ($)
	DEBT OBLIGATIONS — 12.2%

	U.S. Government Agency — 12.2%
46,667	Agency for International Development Floater (Support of Botswana), 6 mo. U.S. Treasury Bill + .40%, 0.56%, due 10/01/12 (a)	46,011
301,950	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.56%, due 10/01/12 (a)	299,425
171,287	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.16%, due 10/01/11 (a)	170,436
20,966	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.51%, due 05/01/14 (a)	20,604
194,142	Small Business Administration Pool #502320, Prime −2.19%, 1.06%, due 08/25/18	195,160

	Total U.S. Government Agency	731,636

	TOTAL DEBT OBLIGATIONS (COST $734,903)	731,636

	MUTUAL FUNDS — 87.9%

	Affiliated Issuers — 87.9%
231,576	GMO Short-Duration Collateral Fund	2,403,760
9,192	GMO Special Purpose Holding Fund (b)	4,596
114,557	GMO U.S. Treasury Fund	2,863,916

	TOTAL MUTUAL FUNDS (COST $5,735,811)	5,272,272

2	See accompanying notes to the financial statements.

GMO Short-Duration Investment Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
22,400	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	22,400

	TOTAL SHORT-TERM INVESTMENTS (COST $22,400)	22,400

	TOTAL INVESTMENTS — 100.5% (Cost $6,493,114)	6,026,308
	Other Assets and Liabilities (net) — (0.5%)	(28,910)

	TOTAL NET ASSETS — 100.0%	$5,997,398

Notes to Schedule of Investments:

C.A.B.E.I. - Central American Bank for Economic Integration
The rates shown on variable rate notes are the current interest rates at February 28, 2011, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).
(b)	Underlying investment represents interests in defaulted claims.

See accompanying notes to the financial statements.	3

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $757,303) (Note 2)	$754,036
Investments in affiliated issuers, at value (cost $5,735,811) (Notes 2 and 10)	5,272,272
Receivable for investments sold	4,189
Dividends and interest receivable	1,890
Receivable for expenses reimbursed by Manager (Note 5)	7,028

Total assets	6,039,415

Liabilities:
Payable for investments purchased	10,277
Payable to affiliate for (Note 5):
Management fee	229
Shareholder service fee	689
Trustees and Trust Officers or agents unaffiliated with the Manager	105
Accrued expenses	30,717

Total liabilities	42,017

Net assets	$5,997,398

Net assets consist of:
Paid-in capital	$9,154,571
Accumulated undistributed net investment income	339
Accumulated net realized loss	(2,690,706)
Net unrealized depreciation	(466,806)

$5,997,398

Net assets attributable to:
Class III shares	$5,997,398

Shares outstanding:
Class III	717,777

Net asset value per share:
Class III	$8.36

4	See accompanying notes to the financial statements.

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$45,849
Interest	5,132
Dividends from unaffiliated issuers	9

Total investment income	50,990

Expenses:
Management fee (Note 5)	3,177
Shareholder service fee – Class III (Note 5)	9,531
Audit and tax fees	41,002
Registration fees	4,805
Custodian, fund accounting agent and transfer agent fees	4,321
Legal fees	275
Trustees fees and related expenses (Note 5)	262
Miscellaneous	9,145

Total expenses	72,518
Fees and expenses reimbursed by Manager (Note 5)	(59,525)
Expense reductions (Note 2)	(18)

Net expenses	12,975

Net investment income (loss)	38,015

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	61
Investments in affiliated issuers	(175)
Realized gains distributions from affiliated issuers (Note 10)	307

Net realized gain (loss)	193

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,683
Investments in affiliated issuers	211,510

Net unrealized gain (loss)	220,193

Net realized and unrealized gain (loss)	220,386

Net increase (decrease) in net assets resulting from operations	$258,401

See accompanying notes to the financial statements.	5

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$38,015	$54,487
Net realized gain (loss)	193	981
Change in net unrealized appreciation (depreciation)	220,193	822,565

Net increase (decrease) in net assets from operations	258,401	878,033

Distributions to shareholders from:
Net investment income
Class III	(37,704)	(60,280)
Return of capital
Class III	—	(28,753)

	(37,704)	(89,033)

Net share transactions (Note 9):
Class III	(850,602)	(391,353)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	1,555

Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(850,602)	(389,798)

Total increase (decrease) in net assets	(629,905)	399,202

Net assets:
Beginning of period	6,627,303	6,228,101

End of period (including accumulated undistributed net investment income of $339, and distributions in excess of net investment income of $2,619, respectively)	$5,997,398	$6,627,303

6	See accompanying notes to the financial statements.

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009	2008	2007

Net asset value, beginning of period	$8.07		$7.15	$8.45	$8.93	$8.82

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.05		0.06	0.30	0.32	0.47
Net realized and unrealized gain (loss)	0.29		0.96	(1.29)	(0.28)	0.11

Total from investment operations	0.34		1.02	(0.99)	0.04	0.58

Less distributions to shareholders:
From net investment income	(0.05)		(0.07)	(0.31)	(0.52)	(0.47)
Return of capital	—		(0.03)	—	—	—

Total distributions	(0.05)		(0.10)	(0.31)	(0.52)	(0.47)

Net asset value, end of period	$8.36		$8.07	$7.15	$8.45	$8.93

Total Return(b)	4.22%		14.40%	(11.78)%	0.40%	6.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,997		$6,627	$6,228	$7,375	$31,315
Net expenses to average daily net assets(c)	0.20	%(d)	0.20%	0.20%	0.20%	0.20%
Net investment income (loss) to average daily net assets(a)	0.60%		0.83%	3.81%	3.59%	5.21%
Portfolio turnover rate	20%		11%	4%	5%	12%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.94%		0.90%	0.79%	0.60%	0.14%
Redemption fees consisted of the following per share amounts:†	—		$0.00 (e)	$0.00 (e)	—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	7

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Short-Duration Investment Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund is not currently pursuing an active investment program.

Historically, the Fund has sought to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund has invested in asset-backed securities issued by private issuers, U.S. government and agency securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, money market instruments, prime commercial paper and master demand notes, and certificates of deposit, bankers’ acceptances, and other bank obligations. The Fund has invested a substantial portion of its assets in GMO Short-Duration Collateral Fund (“SDCF”) (which invests primarily in asset-backed securities).

Because of the deterioration in credit markets that became acute in 2008, the Fund, in particular through its investment in SDCF, currently has and may continue to have material exposure to below investment grade securities. The Manager does not seek to maintain a specified interest rate duration for the Fund. The Fund is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds.

The financial statements of the GMO Funds in which the Fund invests, collectively referred to as the “underlying funds” should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 28, 2011, shares of GMO Special Purpose Holding Fund (“SPHF”) and SDCF were not publicly available for direct purchase.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures

8

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 9.8% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 7.2% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

9

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
U.S. Government Agency	$—	$—	$731,636	$731,636

TOTAL DEBT OBLIGATIONS	—	—	731,636	731,636

10

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$5,267,676	$4,596	$—	$5,272,272
Short-Term Investments	22,400	—	—	22,400

Total Investments	5,290,076	4,596	731,636	6,026,308

Total	$5,290,076	$4,596	$731,636	$6,026,308

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 39.4% and (0.1)% of total net assets, respectively.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
	Balances				Change in			Balances	Investments
	as of	Net	Accrued	Total	Unrealized	Transfer	Transfer	as of	still held as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of	February 28,	February 28,
	2010	Sales	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	2011
Debt Obligations
U.S. Government Agency	$1,093,387	$(370,537)	$42	$61	$8,683	$—	$—	$731,636	$8,683

Total	$1,093,387	$(370,537)	$42	$61	$8,683	$—	$—	$731,636	$8,683

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after

11

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, partnership interest tax allocations, and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$37,704	$60,280
Tax return of capital	—	28,753

Total distributions	$37,704	$89,033

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$362

Other Tax Attributes:
Capital loss carryforwards	$(2,075,242)
Post-October capital loss deferral	$(122)

12

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 29, 2012	$(470,143)
February 28, 2013	(708)
February 28, 2014	(1,377,141)
February 29, 2016	(226,383)
February 28, 2019	(867)

Total	$(2,075,242)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$7,108,476	$6,039	$(1,088,207)	$(1,082,168)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is

13

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to

14

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

transmit orders for purchases and redemptions the day after those orders are received by the broker or agent.

Other matters
SPHF, an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund and SDCF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit

15

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of an underlying fund’s securities); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by redeeming Fund shares in large amounts and/or on a frequent basis).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income

16

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

At February 28, 2011, the Fund held no derivative contracts.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.05% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs

17

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

(including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in other GMO Funds (excluding those Funds’ Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $262 and $23, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
0.011%	0.000%	0.004%	0.015%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 were as follows:

	Purchases	Sales

U.S. Government securities	$—	$370,536
Investments (non-U.S. Government securities)	1,709,802	894,000

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s

18

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 67.61% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust.

As of February 28, 2011, 17.35% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 80.96% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	4,340	35,703	6,294	47,784
Shares repurchased	(107,603)	(886,305)	(56,062)	(439,137)
Redemption fees	—	—	—	1,555

Net increase (decrease)	(103,263)	$(850,602)	(49,768)	$(389,798)

19

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Short-Duration Collateral Fund	$3,469,010	$—	$—	$42,354	$—	$1,277,125	$2,403,760
GMO Special Purpose Holding Fund	5,056	—	—	—	—	—	4,596
GMO U.S. Treasury Fund	2,048,195	1,709,802	894,000	3,495	307	—	2,863,916

Totals	$5,522,261	$1,709,802	$894,000	$45,849	$307	$1,277,125	$5,272,272

20

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Investment Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

21

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

22

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.22%	$1,000.00	$1,020.40	$1.10
2) Hypothetical	0.22%	$1,000.00	$1,023.70	$1.10

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

23

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 8.86% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

24

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

25

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

26

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

28

GMO Special Purpose Holding Fund
(A Series of GMO Trust)
Consolidated Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Special Purpose Holding Fund returned -9.1% for the fiscal year ended February 28, 2011, as compared with +0.5% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund underperformed the benchmark during the fiscal year by 9.6%. The Fund’s underperformance was attributable to its ongoing payment of legal expenses related to the ownership of bankruptcy interests, combined with the lack of further settlements on litigation claims related to those bankruptcy interests.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Special Purpose Holding Fund and the J.P. Morgan U.S. 3 Month Cash Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees, if any, in effect as of February 28, 2011. All information is unaudited.

*	This total assumes the effect of reinvested dividends, which are prohibited in this Fund. An investor could not have achieved this return due to this prohibition.

GMO Special Purpose Holding Fund
(A Series of GMO Trust)
Consolidated Investments Concentration Summary (a)
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-term Investments	9.8%
Debt Obligations	0.0
Other	90.2

100.0%

(a)	GMO SPV I, LLC is a 74.9% owned subsidiary of GMO Special Purpose Holding Fund.

1

GMO Special Purpose Holding Fund
(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value /
Shares	Description	Value ($)
	DEBT OBLIGATIONS — 0.0% (a)

	Asset-Backed Securities — 0.0%
	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b) (c)	—

	Total Asset-Backed Securities	—

	TOTAL DEBT OBLIGATIONS (COST $0)	—

	SHORT-TERM INVESTMENTS — 9.8%

	Money Market Funds — 9.8%
13,600	State Street Institutional Liquid Reserves Fund-Institutional Class	13,600
13,600	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	13,600

	TOTAL SHORT-TERM INVESTMENTS (COST $27,200)	27,200

	TOTAL INVESTMENTS — 9.8% (COST $27,200)	27,200
	Other Assets and Liabilities (net) — 90.2%	250,347

	TOTAL NET ASSETS — 100.0%	$277,547

Notes to Consolidated Schedule of Investments:

(a)	Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% subsidiary of GMO Special Purpose Holding Fund.
(b)	Security in default.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

2	See accompanying notes to the financial statements.

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Consolidating Statement of Assets and Liabilities — February 28, 2011

	GMO
	Special Purpose	GMO	Noncontrolling		Consolidated
	Holding Fund	SPV I, LLC	Interest	Eliminations	Totals
Assets:
Investments in affiliated issuers, at value (cost $0) (Note 2)	$148,319	$—	$—	$(148,319)	$—
Investments in unaffiliated issuers, at value (cost $27,200) (Note 2)	27,200	—	—	—	27,200
Cash	161,271	332,645	—	—	493,916
Dividends receivable	3	—	—	—	3
Receivable for expenses reimbursed by Manager (Note 5)	16,632	3,640	—	—	20,272

Total assets	353,425	336,285	—	(148,319)	541,391

Liabilities:
Accrued expenses	75,878	135,725	—	—	211,603
Non controlling interest in subsidiary	—	—	52,241	—	52,241

Total liabilities	75,878	135,725	52,241	—	263,844

Net assets	$277,547	$200,560	$(52,241)	$(148,319)	$277,547

Shares outstanding	554,071				554,071

Net asset value per share	$0.50				$0.50

See accompanying notes to the financial statements.	3

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Consolidating Statement of Operations — Year Ended February 28, 2011

	GMO
	Special Purpose	GMO	Noncontrolling		Consolidated
	Holding Fund	SPV I, LLC	Interest	Eliminations	Totals
Investment Income:
Dividends	$35	$—	$—	$—	$35

Total income	35	—	—	—	35

Expenses:
Custodian and transfer agent fees	4,783	28,138	—	—	32,921
Audit and tax fees	59,416	13,595	—	—	73,011
Legal fees	184	39,260	—	—	39,444
Trustees fees and related expenses (Note 5)	7	—	—	—	7
Miscellaneous	7,380	1,388	—	—	8,768

Total expenses	71,770	82,381	—	—	154,151

Fees and expenses reimbursed by Manager (Note 5)	(71,578)	(43,121)	—	—	(114,699)

Expense Reduction (Note 2)	(153)	(304)	—	—	(457)

Net expenses	39	38,956	—	—	38,995

Net income (loss)	(4)	(38,956)	—	—	(38,960)
Noncontrolling interest in subsidiary net income (loss)	—	—	9,292	—	9,292

Net investment income (loss) after noncontrolling interest	(4)	(38,956)	9,292	—	(29,668)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	—	—	—	—
Realized gains distributions from affiliated issuers	—	—	—	—	—

Net realized gain (loss)	—	—	—	—	—

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(29,664)	—	—	29,664	—

Net unrealized gain (loss)	(29,664)	—	—	29,664	—

Net realized and unrealized gain (loss)	(29,664)	—	—	29,664	—
Noncontrolling interest in subsidiary’s realized and unrealized gain (loss)	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	$(29,668)	$(38,956)	$9,292	$29,664	$(29,668)

4	See accompanying notes to the financial statements.

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss) after noncontrolling interest	$(29,668)	$(99,620)
Net realized gain (loss)	—	—
Change in net unrealized appreciation (depreciation)	—	—

	(29,668)	(99,620)
Noncontrolling interest in realized and unrealized gain (loss)	—	—

Net increase (decrease) in net assets from operations	(29,668)	(99,620)

Fund share transactions: (Note 9)
Proceeds from sale of shares	—	—
Cost of shares repurchased	—	—

Net increase (decrease) from Fund share transactions	—	—

Total increase (decrease) in net assets	(29,668)	(99,620)

Net assets:
Beginning of period	307,215	406,835

End of period	$277,547	$307,215

See accompanying notes to the financial statements.	5

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29
	2011		2010(a)		2009	2008		2007

Net asset value, beginning of period	$0.55		$0.73		$1.26	$1.41		$8.22

Income from investment operations:
Net investment income (loss)†	(0.05)		(0.18)		0.00 (b)	0.06		0.02
Net realized and unrealized gain (loss)	—		—		1.73	6.28		41.16

Total from investment operations	(0.05)		(0.18)		1.73	6.34		41.18

Less distributions to shareholders:
From cash distributions	—		—		(2.26)	(6.49)		(47.99)

Total distributions	—		—		(2.26)	(6.49)		(47.99)

Net asset value, end of period	$0.50		$0.55		$0.73	$1.26		$1.41

Total Return(c)(d)	(9.09)%		(24.66)%		137.67%	517.54%		3613.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$278		$307		$407	$697		$780
Net expenses to average daily net assets	10.18	%(e)	27.55	%(e)	0.81%	0.00	%(f)	0.85%
Net investment income (loss) to average daily net assets	(10.03)%		(27.38)%		0.25%	3.91%		1.05%
Portfolio turnover rate	0%		0%		0%	0%		0%
Fees and expenses reimbursed by the Manager to average daily net assets:	35.58%		25.66%		15.56%	8.84%		3.74%

(a)	For the year ended February 28, 2010, the Fund’s financial results reflect a legal expense adjustment related to pending litigation against various entities related to the default of the NPF Securities. See Note 1.
(b)	Net investment income (loss) was less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(d)	Had the effect of reinvested distributions not been assumed and income from investment operations been retained, the total returns would have been (0.05)%, (0.20)%, 1.93%, 7.61%, and 97.84% for the fiscal years ended 2011, 2010, 2009, 2008, and 2007, respectively.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Net expenses as a percentage of average daily net assets was less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

6	See accompanying notes to the financial statements.

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements
February 28, 2011

1.	Organization

GMO Special Purpose Holding Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investments consist primarily of: (i) units of GMO SPV I, LLC (“SPV”), a special purpose vehicle that holds an interest in liquidating trusts (described below) related to certain defaulted asset-backed securities (the “NPF Securities”) issued by NPF VI, Inc. and NPF XII, Inc. (the “Issuers”), and (ii) cash and cash items. The Fund expects that any new investments will be made primarily in cash, cash items, and high quality debt securities.

As noted above, one of the Fund’s principal investments are units of SPV, which in turn holds an interest in liquidating trusts related to the NPF Securities. In November 2002, National Century Financial Enterprises (“NCFE”), which organized and administered the Issuers and the NPF Securities, defaulted on its obligations with respect to the NPF Securities (health care asset-backed receivables). The NPF Securities had been acquired by the Fund prior to this default. NCFE and its affiliates are alleged to have violated the terms of the bonds’ indentures by, among other things, purportedly spending cash collateral, accepting collateral other than permitted receivables, moving receivables between trusts to meet compliance tests and reimbursing health care providers for more than the value of receivables purchased. NCFE, its affiliated operations (including the Issuers), and many of the health care providers declared bankruptcy.

In November 2002, the NPF Securities were transferred to SPV to facilitate the redemption of the NPF Securities in-kind, if necessary, to protect the interests of non-redeeming shareholders. In connection with the Fund’s placement of the NPF Securities in SPV, the Fund assigned to SPV the right to any proceeds received in connection with any claims or actions against various parties arising out of the Fund’s purchase of the NPF Securities (including those described below). The Fund’s pro rata portion of the costs associated with the Fund’s attempted recovery of losses associated with the NPF Securities will be borne by the Fund, subject to a priority reimbursement of such costs by SPV in the event SPV receives any proceeds in connection with any claims or actions.

In 2003, the Fund joined with certain other holders of the NPF Securities in filing a lawsuit against certain parties related to the NCFE offerings, including the indenture trustees, underwriters, and certain other parties. In April 2004, a plan of liquidation was approved by the bankruptcy court with respect to NCFE and its affiliated operations (including the Issuers). Pursuant to such plan, SPV received cash distributions,

7

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

which were distributed, less expenses, to holders of SPV, including the Fund. SPV also received interests in liquidating trusts, which it continues to hold.

The Fund is presently closed to new subscriptions and additional investments from existing shareholders. The Fund’s shares are held by other GMO funds and certain other accredited investors.

The Fund has litigation pending against various entities related to the default of certain of the NPF Securities. For the year ended February 28, 2011, the Fund received no distributions in conjunction with a settlement agreement related to the default of those securities. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Basis of presentation and principles of consolidation
The accompanying consolidated financial statements include the accounts of the Fund and its majority owned investment in SPV. The consolidated financial statements include 100% of the assets and liabilities of SPV and the ownership interests of participants in SPV other than the Fund are recorded as a “Noncontrolling Interest”. All significant interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter “OTC” market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair

8

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Consistent with U.S. GAAP, the Fund valued potential litigation recoveries with respect to the bankruptcy proceedings at zero. The Fund considered interests related to bankruptcy proceedings to be worthless.

9

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations	$—	$—	$0 *	$—
Short-Term Investments	27,200	—	—	27,200

Total Investments	$27,200	$—	$0 *	$27,200

*	Represents the interest in securities that are defaulted and have no value at February 28, 2011 or February 28, 2010.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Taxes
The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to U.S. federal income tax. Instead, each shareholder is required to take into account in determining its tax liability its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. The Fund trades securities for its own account and, as such, is generally not subject to U.S. tax on such earnings (other than certain withholding taxes). The Manger intends to conduct the business of the Fund to the maximum extent practicable so that the Fund’s activities do not constitute a U.S. trade or business. Accordingly, no provision (benefit) for U.S. federal and state income tax is reflected in the accompanying financial statements. Dividends and other revenue may be subject to withholding or similar taxes imposed by the country in which such dividends or other revenue originate. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes and associated penalty and interest amounts related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. SPV is also treated as a partnership for U.S. federal income tax purposes and is subject to the same rules as the Fund with respect to the U.S. federal taxation of partnerships.

10

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$27,200	$—	$—	$—

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Distributions
Because the Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders.

The Fund will distribute proceeds and other cash receipts received from its underlying investments. Distributions made by the Fund, other than distributions made in partial or complete redemption of shareholder interests in the Fund, are reported in the Fund’s financial statements as cash distributions to shareholders.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if

11

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Litigation-Related Risk — The ultimate amount of the Fund’s recovery (through its investment in SPV) of losses on the defaulted NPF Securities and the total costs the Fund may incur with respect to its funding of litigation related to the NPF Securities is unknown at this time. Therefore, the Fund is subject to the risk that SPV may ultimately be unable to recover certain losses related to the NPF Securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Liquidity risk is particularly pronounced for the Fund due to the nature and size of its investment in the NPF Securities (through the SPV). The Fund may be exposed (through the SPV) to the NPF Securities for an indefinite period of time and may experience a substantial loss in the event the SPV sells the NPF Securities.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

12

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

• Credit Risk — This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally) and Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations).

4.	Derivative financial instruments

At February 28, 2011, the Fund held no derivative contracts.

5.	Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s total annual operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). The Fund’s contractual expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $7 and $1, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

There were no purchases or sales of securities, excluding short-term investments, for the year ended February 28, 2011.

13

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2011

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 61.72% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders are another fund of the Trust.

As of February 28, 2011, 91.02% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010

Shares sold	—	—
Shares repurchased	—	—

Net decrease	—	—

Fund shares:
Beginning of period	554,071	554,071

End of period	554,071	554,071

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Special Purpose Holding Fund:

In our opinion, the accompanying consolidating statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidating statement of operations and consolidated statement of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of GMO Special Purpose Holding Fund (the “Fund”) (a series of GMO Trust) and subsidiary at February 28, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

15

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

16

GMO Special Purpose Holding Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
1) Actual	9.53%	$1,000.00	$925.90	$45.51
2) Hypothetical	9.53%	$1,000.00	$977.54	$46.73

*	Expenses are calculated using the annualized expense ratio for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

17

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

18

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

19

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

20

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

21

GMO Special Situations Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Special Situations Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Special Situations Fund returned +0.2% for the fiscal year ended February 28, 2011, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index. During the fiscal year the Fund was exposed to currency positions, dividend swaps, and U.S. Treasuries.

Long positions in the Korean won and long-dated Euro Stoxx 50 dividend swaps added to relative performance. The Fund’s short position in Japanese yen detracted from performance. The remainder of the Fund was exposed largely to investments in U.S. Treasuries, whose performance was similar to that of the Fund’s benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Special Situations Fund Class III Shares and the Citigroup 3 Month Treasury Bill Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

*	Class III performance information represents Class VI performance from July 31, 2007 to August 13, 2007 and Class III performance thereafter.

GMO Special Situations Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Mutual Funds	89.2%
Debt Obligations	5.0
Short-Term Investments	3.6
Swap Agreements	2.8
Common Stocks	0.6
Forward Currency Contracts	(1.2)
Other	0.0 ∧

100.0%

∧	Rounds to 0.0%.

1

GMO Special Situations Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value ($)		Description	Value ($)
		COMMON STOCKS — 0.6%

		Canada — 0.4%
	702,723	Timberwest Forest Corp *	3,348,884

		China — 0.2%
	27,700	China Mobile Ltd Sponsored ADR	1,309,379

		TOTAL COMMON STOCKS (COST $4,238,050)	4,658,263

		DEBT OBLIGATIONS — 5.0%

		Convertible Debt — 0.4%
CAD	2,001,147	Timberwest Forest Corp., 9.00%, due 02/11/14	2,904,758

		Corporate Debt — 4.6%
	16,276,349	CIT Group, Inc., 7.00%, due 05/01/13	16,601,876
	16,780,000	CIT Group, Inc., 7.00%, due 05/01/14	17,073,649

		Total Corporate Debt	33,675,525

		TOTAL DEBT OBLIGATIONS (COST $35,117,405)	36,580,283

		MUTUAL FUNDS — 89.2%

		Affiliated Issuers — 89.2%
	26,377,972	GMO U.S. Treasury Fund	659,449,307

		TOTAL MUTUAL FUNDS (COST $659,542,960)	659,449,307

2	See accompanying notes to the financial statements.

GMO Special Situations Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.6%

	Money Market Funds — 3.6%
26,153,371	State Street Institutional Treasury Money Market Fund-Institutional Class	26,153,371

	TOTAL SHORT-TERM INVESTMENTS (COST $26,153,371)	26,153,371

	TOTAL INVESTMENTS — 98.4% (Cost $725,051,786)	726,841,224
	Other Assets and Liabilities (net) — 1.6%	12,141,961

	TOTAL NET ASSETS — 100.0%	$738,983,185

See accompanying notes to the financial statements.	3

GMO Special Situations Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Reverse Repurchase Agreements

Average balance outstanding	$(98,056,788)
Average interest rate	0.24%
Maximum balance outstanding	$(114,905,000)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys †
4/26/11	Royal Bank of Scotland PLC	KRW	179,865,270,000	$158,875,368	$(777,809)
4/20/11	Deutsche Bank AG	SGD	104,131,800	81,900,413	634,424
4/20/11	Bank of America, N.A.	SGD	46,187,204	36,326,570	292,926
4/20/11	Brown Brothers Harriman & Co.	SGD	57,416,745	45,158,685	363,446

				$322,261,036	$512,987

Sales #
4/20/11	Barclays Bank PLC	AUD	3,375,000	$3,415,493	$(59,427)
4/20/11	Bank of New York Mellon	AUD	3,375,022	3,415,515	(55,782)
4/20/11	Barclays Bank PLC	JPY	6,557,541,750	80,186,378	(1,473,837)
4/20/11	Bank of America, N.A.	JPY	4,549,308,000	55,629,464	(995,787)
4/20/11	Deutsche Bank AG	JPY	8,583,840,000	104,964,187	(2,041,063)
4/20/11	Bank of New York Mellon	JPY	6,537,384,000	79,939,887	(1,461,771)
4/20/11	Morgan Stanley Capital Services Inc.	JPY	3,292,047,450	40,255,536	(744,313)
4/20/11	Royal Bank of Scotland PLC	JPY	3,248,228,250	39,719,710	(737,494)
4/20/11	Brown Brothers Harriman & Co.	JPY	3,293,248,500	40,270,223	(735,902)
4/20/11	State Street Bank and Trust Company	JPY	3,245,895,000	39,691,179	(734,440)

				$487,487,572	$(9,039,816)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

4	See accompanying notes to the financial statements.

GMO Special Situations Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Swap Agreements

Forward Starting Dividend Swaps

Notional		Starting	Expiration				Market
Amount		Date	Date	Counterparty	Fund Pays	Fund Receives	Value

1,987,500	EUR	12/19/2014	12/18/2015	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	$1,036,414
2,020,000	EUR	12/18/2015	12/16/2016	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	948,279
5,436,000	EUR	12/16/2016	12/15/2017	BNP Paribas	60,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	60,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	1,550,335
2,065,000	EUR	12/15/2017	12/21/2018	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	840,416
2,062,500	EUR	12/15/2017	12/21/2018	BNP Paribas	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	843,101

See accompanying notes to the financial statements.	5

GMO Special Situations Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Forward Starting Dividend Swaps — continued

Notional		Starting	Expiration				Market
Amount		Date	Date	Counterparty	Fund Pays	Fund Receives	Value

1,007,000	EUR	12/15/2017	12/21/2018	BNP Paribas	10,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	10,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	$141,770
2,072,500	EUR	12/15/2017	12/21/2018	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	832,361
2,729,225	EUR	12/21/2018	12/20/2019	BNP Paribas	30,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	30,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	366,170

							$6,558,846

Premiums to (Pay) Receive							$ —

Future Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value

4,400,000	EUR	12/18/2015	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2015 Dividend Future	Appreciation of EURO STOXX 50 December 2015 Dividend Future	$1,780,135
8,880,000	EUR	12/16/2016	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2016 Dividend Future	Appreciation of EURO STOXX 50 December 2016 Dividend Future	3,394,677

6	See accompanying notes to the financial statements.

GMO Special Situations Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Future Swaps — continued

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value

9,125,000	EUR	12/15/2017	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	$3,097,988
2,585,250	EUR	12/15/2017	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	668,793
547,500	EUR	12/21/2018	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	30,359
789,000	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	90,042
275,860	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	27,985
2,663,701	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	567,986
904,250	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	135,331

See accompanying notes to the financial statements.	7

GMO Special Situations Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Future Swaps — continued

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value

5,587,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	$1,769,786
3,037,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	548,530
881,250	EUR	12/20/2019	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(31,049)
552,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	27,599
2,937,000	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	687,215

						$12,795,377

Premiums to (Pay) Receive						$—

8	See accompanying notes to the financial statements.

GMO Special Situations Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Interest Rate Swaps

Notional		Expiration		Receive	Fixed	Variable	Market
Amount		Date	Counterparty	(Pay)#	Rate	Rate	Value

840,000,000	JPY	10/22/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	$295,289
840,000,000	JPY	10/26/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	296,602
840,000,000	JPY	10/26/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	294,755
840,000,000	JPY	10/27/2020	Citibank N.A. Morgan Stanley	(Pay)	0.99%	6 Month JPY BBA LIBOR	283,374
2,740,000,000	JPY	11/1/2020	Capital Services Inc.	(Pay)	1.04%	6 Month JPY BBA LIBOR	774,637

							$1,944,657

Premiums to (Pay) Receive							$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value

30,617,585	USD	8/22/2011	BNP Paribas	MSCI Daily Total Return Net Emerging Markets China USD	3 Month USD BBA LIBOR -0.15%	$(240,838)

Premiums to (Pay) Receive						$—

As of February 28, 2011, for futures contracts, swap agreements, written options, and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt
BBA - British Banks Association
LIBOR - London Interbank Offered Rate

See accompanying notes to the financial statements.	9

GMO Special Situations Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

MSCI - Morgan Stanley Capital International

*	Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro
JPY - Japanese Yen
KRW - South Korean Won
SGD - Singapore Dollar
USD - United States Dollar

10	See accompanying notes to the financial statements.

GMO Special Situations Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $65,508,826) (Note 2)	$67,391,917
Investments in affiliated issuers, at value (cost $659,542,960) (Notes 2 and 10)	659,449,307
Foreign currency, at value (cost $87,193) (Note 2)	89,565
Dividends and interest receivable	417,220
Unrealized appreciation on open forward currency contracts (Note 4)	1,290,796
Receivable for open swap contracts (Note 4)	21,329,929
Receivable for expenses reimbursed by Manager (Note 5)	38,808

Total assets	750,007,542

Liabilities:
Payable for investments purchased	65,189
Payable for Fund shares repurchased	347,697
Payable to affiliate for (Note 5):
Management fee	213,258
Shareholder service fee	33,413
Trustees and Trust Officers or agents unaffiliated with the Manager	1,881
Unrealized depreciation on open forward currency contracts (Note 4)	9,817,625
Interest payable for open swap contracts (Note 4)	148,411
Payable for open swap contracts (Note 4)	271,887
Accrued expenses	124,996

Total liabilities	11,024,357

Net assets	$738,983,185

Net assets attributable to:
Class III shares	$23,298,908

Class VI shares	$715,684,277

Shares outstanding:
Class III	846,387

Class VI	25,902,024

Net asset value per share:
Class III	$27.53

Class VI	$27.63

See accompanying notes to the financial statements.	11

GMO Special Situations Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Interest	$3,436,302
Dividends from affiliated issuers (Note 10)	692,446
Dividends (net of withholding taxes of $6,457)	58,111

Total investment income	4,186,859

Expenses:
Management fee (Note 5)	2,442,924
Shareholder service fee – Class III (Note 5)	34,774
Shareholder service fee – Class VI (Note 5)	350,387
Custodian, fund accounting agent and transfer agent fees	111,510
Audit and tax fees	94,329
Interest expense (Note 2)	88,513
Legal fees	40,170
Trustees fees and related expenses (Note 5)	13,664
Miscellaneous	23,434

Total expenses	3,199,705
Fees and expenses reimbursed by Manager (Note 5)	(252,058)
Expense reductions (Note 2)	(65)

Net expenses	2,947,582

Net investment income (loss)	1,239,277

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	9,903,565
Realized gains distributions from affiliated issuers (Note 10)	55,704
Swap contracts	426,981
Foreign currency, forward contracts and foreign currency related transactions	5,602,268

Net realized gain (loss)	15,988,518

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	159,030
Investments in affiliated issuers	(16)
Swap contracts	1,758,349
Foreign currency, forward contracts and foreign currency related transactions	(8,524,846)

Net unrealized gain (loss)	(6,607,483)

Net realized and unrealized gain (loss)	9,381,035

Net increase (decrease) in net assets resulting from operations	$10,620,312

12	See accompanying notes to the financial statements.

GMO Special Situations Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,239,277	$4,475,304
Net realized gain (loss)	15,988,518	(989,540)
Change in net unrealized appreciation (depreciation)	(6,607,483)	21,204,039

Net increase (decrease) in net assets from operations	10,620,312	24,689,803

Net share transactions (Note 9):
Class III	5,789,457	(4,534,110)
Class VI	357,283,727	(1,379,981)

Increase (decrease) in net assets resulting from net share transactions	363,073,184	(5,914,091)

Total increase (decrease) in net assets	373,693,496	18,775,712

Net assets:
Beginning of period	365,289,689	346,513,977

End of period	$738,983,185	$365,289,689

See accompanying notes to the financial statements.	13

GMO Special Situations Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009	2008(a)

Net asset value, beginning of period	$27.47		$25.47	$21.32	$20.09

Income (loss) from investment operations:
Net investment income (loss)†	0.04		0.33	0.26	0.31
Net realized and unrealized gain (loss)	0.02	(b)	1.67	3.89	0.92

Total from investment operations	0.06		2.00	4.15	1.23

Net asset value, end of period	$27.53		$27.47	$25.47	$21.32

Total Return(c)	0.22%		7.85%	19.47%	6.12	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,299		$17,332	$20,366	$88,204
Net operating expenses to average daily net assets	0.53	%(d)(e)	0.53%	0.52%	0.53	%*
Interest expense to average daily net assets	0.01%		0.03%	—	—
Total net expenses to average daily net assets	0.54%		0.56%	0.52%	0.53	%*
Net investment income (loss) to average daily net assets	0.15%		1.24%	1.20%	2.71	%*
Portfolio turnover rate	60%		15%	62%	0	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.04%	0.03%	0.05	%*

(a)	Period from August 13, 2007 (commencement of operations) through February 29, 2008.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover rate of the Fund for the period from July 31, 2007 (commencement of operations) through February 29, 2008.
*	Annualized.
**	Not annualized.

14	See accompanying notes to the financial statements.

GMO Special Situations Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009	2008(a)

Net asset value, beginning of period	$27.55		$25.51	$21.33	$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.05		0.36	0.23	0.34
Net realized and unrealized gain (loss)	0.03	(b)	1.68	3.95	0.99

Total from investment operations	0.08		2.04	4.18	1.33

Net asset value, end of period	$27.63		$27.55	$25.51	$21.33

Total Return(c)	0.29%		8.00%	19.60%	6.65	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$715,684		$347,957	$326,148	$593,131
Net operating expenses to average daily net assets	0.43	%(d)(e)	0.44%	0.43%	0.43	%*
Interest expense to average daily net assets	0.01%		0.03%	—	—
Total net expenses to average daily net assets	0.44%		0.47%	0.43%	0.43	%*
Net investment income (loss) to average daily net assets	0.19%		1.35%	1.03%	2.84	%*
Portfolio turnover rate	60%		15%	62%	0	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.05%	0.03%	0.05	%*

(a)	Period from July 31, 2007 (commencement of operations) through February 29, 2008.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover rate of the Fund for the period from July 31, 2007 (commencement of operations) through February 29, 2008.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	15

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Special Situations Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The investment objectives of the Fund are capital appreciation and capital preservation. The Fund is not intended to serve as a standalone investment product and is available only for investment by other GMO Funds and other GMO asset allocation clients.

The Manager pursues the Fund’s investment objectives by implementing investment strategies that complement long-only investments in global equities and fixed income instruments. The Fund may have long or short exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or reduce risks of market volatility). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, the Fund is not restricted in its exposure (long or short) to any particular market. The Fund may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). The Fund could be subject to material losses from a single investment.

In pursuing its investment objectives, the Fund is permitted to use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives, including reverse repurchase agreements, options, futures, swap contracts, swaptions, and foreign currency derivative transactions. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund does not seek “relative” return).

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Throughout the year ended February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

16

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Currently, shares of the Fund are not publicly offered and are principally available for purchase by other GMO Funds and certain other accredited investors.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements.

17

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Canada	$3,348,884	$—	$—	$3,348,884
China	1,309,379	—	—	1,309,379

TOTAL COMMON STOCKS	4,658,263	—	—	4,658,263

Debt Obligations
Convertible Debt	—	2,904,758	—	2,904,758
Corporate Debt	—	33,675,525	—	33,675,525

TOTAL DEBT OBLIGATIONS	—	36,580,283	—	36,580,283

18

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$659,449,307	$—	$—	$659,449,307
Short-Term Investments	26,153,371	—	—	26,153,371

Total Investments	690,260,941	36,580,283	—	726,841,224

Derivatives *
Forward Currency Contracts
Foreign Currency risk	—	1,290,796	—	1,290,796
Swap Agreements
Equity risk	—	19,385,272	—	19,385,272
Interest rate risk	—	1,944,657	—	1,944,657

Total	$690,260,941	$59,201,008	$—	$749,461,949

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives *
Forward Currency Contracts
Foreign Currency risk	$—	$(9,817,625)	$—	$(9,817,625)
Swap Agreements
Equity risk	—	(271,887)	—	(271,887)

Total	$—	$(10,089,512)	$—	$(10,089,512)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

19

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the

20

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.

Taxes
The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to U.S. federal income tax. Instead, each shareholder is required to take into account in determining its tax liability, its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. The Fund trades securities for its own account and, as such, is generally not subject to U.S. tax on such earnings (other than certain withholding taxes). The Manger intends to conduct the business of the Fund to the maximum extent practicable so that the Fund’s activities do not constitute a U.S. trade or business. Accordingly, no provision (benefit) for U.S. federal and state income tax is reflected in the accompanying financial statements. Dividends and other revenue may be subject to withholding or similar taxes imposed by the country in which such dividends or other revenue originate. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes and associated penalty and interest

21

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

amounts related to capital gains realized during the year ended December 31, 2010, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Effective on March 1, 2009, the Fund was required to maintain a tax year-end of December 31.

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$725,051,786	$2,050,654	$(261,216)	$1,789,438

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the periods ended February 29, 2008 through December 31, 2010.

Distributions
Because the Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Fund to declare and pay distributions as determined by the Trustees (or their delegates).

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on

22

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Customized Investment Program Risk — Because the Fund is intended to complement the Manager’s asset allocation strategies, the risks associated with the Fund’s investments often will be far greater (and investment returns may be far more volatile) than if the Fund served as a stand-alone investment vehicle.

• Management and Operational Risk — The Fund runs the risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations. In addition, management risk may be particularly pronounced for the Fund because the Fund does not seek to control risk relative to a particular securities market index or benchmark.

23

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The risks of derivatives are particularly pronounced for Fund because it uses a variety of exchange-traded and over-the-counter derivatives to implement its investment program.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. The Fund is not limited in the extent to which it uses derivatives. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization,

24

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

25

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a

26

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

27

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

28

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic

29

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in an index. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if the Fund took a long position on a future swap, the Fund would receive payments if the relevant index increase in value and would be obligated to pay if that index decreased in value.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

30

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to adjust exposure to certain securities markets, hedge some or all of the broad market exposure of the assets in which the Fund invests and manage the duration of the portfolio. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Unrealized appreciation on forward currency contracts	$—	$1,290,796	$—	$—	$—	$1,290,796
Unrealized appreciation on swap agreements	1,944,657	—	—	19,385,272	—	21,329,929

Total	$1,944,657	$1,290,796	$—	$19,385,272	$—	$22,620,725

31

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
  February 28, 2011∧: — continued

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(9,817,625)	$—	$—	$—	$(9,817,625)
Unrealized depreciation on swap agreements	—	—	—	(271,887)	—	(271,887)

Total	$—	$(9,817,625)	$—	$(271,887)	$—	$(10,089,512)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Forward currency contracts	$—	$5,945,818	$—	$—	$—	$5,945,818
Swap agreements	(938,411)	—	—	1,365,392	—	426,981

Total	$(938,411)	$5,945,818	$—	$1,365,392	$—	$6,372,799

Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$—	$(8,526,829)	$—	$—	$—	$(8,526,829)
Swap agreements	(7,808,169)	—	—	9,566,518	—	1,758,349

Total	$(7,808,169)	$(8,526,829)	$—	$9,566,518	$—	$(6,768,480)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (forward currency contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Forward
	currency	Swap
	contracts	agreements

Average amount outstanding	496,212,707	203,796,391

32

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.37% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s total annual operating expenses that exceed 0.37% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Expense Reimbursement Amount. These contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $13,664 and $4,336, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder	Indirect Shareholder
service fees)	Service Fees	Total Indirect Expenses
0.002%	0.000%	0.002%

33

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 were as follows:

	Purchases	Sales

U.S. Government securities	$183,111,312	$326,734,640
Investments (non-U.S. Government securities)	473,171,481	18,996,559

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 96.03% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund’s outstanding shares. Three of the shareholders are other funds of the Trust.

As of February 28, 2011, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	680,954	$18,376,962	396,101	$10,547,554
Shares repurchased	(465,449)	(12,587,505)	(564,948)	(15,081,664)

Net increase (decrease)	215,505	$5,789,457	(168,847)	$(4,534,110)

34

GMO Special Situations Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class VI:	Shares	Amount	Shares	Amount

Shares sold	16,813,107	$453,971,886	2,263,532	$61,077,132
Shares repurchased	(3,543,278)	(96,688,159)	(2,417,320)	(62,457,113)

Net increase (decrease)	13,269,829	$357,283,727	(153,788)	$(1,379,981)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$234,092,480	$425,356,843	$—	$692,446	$55,704	$659,449,307

Totals	$234,092,480	$425,356,843	$—	$692,446	$55,704	$659,449,307

35

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Special Situations Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of GMO Special Situations Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

36

GMO Special Situations Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

37

GMO Special Situations Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.53%	$1,000.00	$1,035.70	$2.68
2) Hypothetical	0.53%	$1,000.00	$1,022.17	$2.66

Class VI

1) Actual	0.43%	$1,000.00	$1,036.00	$2.17
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16

*	Expenses are calculated using each Class’s annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

38

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

39

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
		Length of	Occupation(s)	Fund	Other
Name and	Position(s)	Time	During Past	Complex	Directorships
Date of Birth	Held with Trust	Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

40

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO Strategic Fixed Income Fund returned +4.8% for the fiscal year ended February 28, 2011, as compared with +0.5% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund’s investment exposure was achieved directly through swaps and futures and indirectly through its investment in underlying GMO Trust mutual funds, primarily GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund) and GMO Emerging Country Debt Fund (ECDF).

The Fund outperformed the benchmark during the fiscal year by 4.3%. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund were the largest positive contributors for the year, followed by positive contributions from the exposure to emerging country debt via ECDF and developed markets currency selection (primarily through currency forwards and options). Developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) detracted from the Fund’s performance.

Spread tightening in the asset-backed securities held indirectly in SDCF and Overlay Fund contributed about 6.8% to the Fund’s performance. Despite improved spreads, both SDCF and Overlay Fund experienced credit downgrades during the fiscal year: SDCF had 55 downgraded securities, and Overlay Fund had 35, representing 11% and 10% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 52% of SDCF’s portfolio was rated AAA, and 72% of Overlay Fund’s was rated AAA.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from both security and country selection within ECDF.

In developed markets currency selection, opportunistic positions also contributed positively. Developed markets interest-rate positioning, however, contributed negatively during the year, as the Australian dollar duration overlay strategy detracted. These exposures were achieved through investments in WOOF.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Strategic Fixed Income Fund Class III Shares and the
J.P. Morgan U.S. 3 Month Cash Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

*	Class III performance information represents Class VI performance from May 31, 2006 to July 13, 2006 and Class III performance thereafter.

**	J.P. Morgan U.S. 3 Month Cash Index + represents the Barclays Capital U.S. Treasury 1-3 Year Index prior to September 29, 2006 and the J.P. Morgan U.S. 3 Month Cash Index thereafter.

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	73.6%
Short-Term Investments	29.9
Options Purchased	0.6
Loan Participations	0.2
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Written Options	(0.1)
Forward Currency Contracts	(0.1)
Futures Contracts	(1.4)
Reverse Repurchase Agreements	(1.4)
Swap Agreements	(2.8)
Other	1.4

100.0%

Country / Region Summary**	% of Investments
Australia	63.0%
United States	32.8
New Zealand	4.2
Emerging***	1.1
Sweden	0.0	^
Euro Region****	0.0	^
Canada	0.0	^
Japan	0.0	^
United Kingdom	(0.1)
Switzerland	(1.0)

	100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. Asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirectly). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and

1

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

negative) are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.
***	The “Emerging” exposure is associated only with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Russia, Argentina, Brazil, Philippines, Mexico, Venezuela, Colombia, Ukraine, Turkey, and Indonesia. Additional information about the fund’s emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.
****	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.
^	Rounds to 0.0%

2

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value ($) /
Shares /
Contracts /
Principal /
Notional / Amounts		Description	Value ($)
		DEBT OBLIGATIONS — 8.4%

		United States — 8.4%
		U.S. Government — 8.4%
	76,953,562	U.S. Treasury Inflation Indexed Note, 2.00% , due 04/15/12 (a) (b)	80,368,377
	50,000,000	U.S. Treasury Note, 0.38% , due 09/30/12	49,908,200
	33,000,000	U.S. Treasury Note, 1.38% , due 01/15/13 (b)	33,453,750
	50,000,000	U.S. Treasury Note, 1.75% , due 01/31/14 (b)	50,910,150

			214,640,477

		Total United States	214,640,477

		TOTAL DEBT OBLIGATIONS (COST $214,005,824)	214,640,477

		MUTUAL FUNDS — 91.9%

		United States — 91.9%
		Affiliated Issuers
	8,160,326	GMO Emerging Country Debt Fund, Class IV	74,177,360
	105,394,919	GMO Short-Duration Collateral Fund	1,093,999,261
	25,584,634	GMO U.S. Treasury Fund	639,615,835
	23,773,633	GMO World Opportunity Overlay Fund	539,186,004

		Total United States	2,346,978,460

		TOTAL MUTUAL FUNDS (COST $2,450,170,745)	2,346,978,460

		OPTIONS PURCHASED — 0.2%

		Options on Futures — 0.0%
	3,000	Euro Dollar Futures Options Call, Expires 06/10/11, Strike 98.88	1,162,500

		Options on Interest Rate Swaps — 0.2%
NZD	500,000,000	NZD Swaption Call, Expires 02/15/12, Strike 4.22%	2,554,980
USD	1,000,000,000	USD Swaption Call, Expires 01/25/12, Strike 0.90%	1,444,000

See accompanying notes to the financial statements.	3

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Principal /
Notional /
Amounts / Shares		Description	Value ($)
		Options on Interest Rate Swaps — continued
USD	500,000,000	USD Swaption Call, Expires 01/22/13, Strike 0.85%	100,000
USD	500,000,000	USD Swaption Call, Expires 01/23/12, Strike 0.85%	618,000

			4,716,980

		TOTAL OPTIONS PURCHASED (COST $4,696,350)	5,879,480

		SHORT-TERM INVESTMENTS — 1.3%

		Money Market Funds — 0.2%
	4,046,619	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	4,046,619

		U.S. Government — 1.1%
	27,300,000	U.S. Treasury Bill, 0.22%, due 01/12/12 (b) (c)	27,248,321

		TOTAL SHORT-TERM INVESTMENTS (COST $31,287,767)	31,294,940

		TOTAL INVESTMENTS — 101.8% (Cost $2,700,160,686)	2,598,793,357
		Other Assets and Liabilities (net) — (1.8%)	(45,636,254)

		TOTAL NET ASSETS — 100.0%	$2,553,157,103

4	See accompanying notes to the financial statements.

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
12,845	Australian Government Bond 10 Yr.	March 2011	$1,357,599,035	$17,745,113
17,300	Euro Dollar 90 Day	June 2011	4,309,213,750	8,883,159
5,530	Federal Funds 30 Day	March 2011	2,300,894,473	(8,392)

			$7,967,707,258	$26,619,880

Sales
17,300	Euro Dollar 90 Day	March 2012	$4,287,372,500	$(44,089,488)

Written Options

A summary of open written option contracts for the Fund at February 28, 2011 is as follows:

	Notional	Expiration				Market
	Amount	Date		Description	Premiums	Value

Call	3,000	6/10/2011	USD	Euro Dollar Futures Option Call, Strike 99.25%	$(219,000)	$(131,250)
Call	500,000,000	2/15/2012	NZD	NZD Swaption Call, Strike 3.33%	(281,812)	(803,133)
Call	500,000,000	1/23/2012	USD	USD Swaption Call, Strike 0.85%	(200,000)	(202,500)

					$(700,812)	$(1,136,883)

See accompanying notes to the financial statements.	5

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Swap Agreements

Interest Rate Swaps

Notional		Expiration		Receive	Fixed		Market
Amount		Date	Counterparty	(Pay)#	Rate	Variable Rate	Value

100,000,000	AUD	8/25/2020	Barclays Bank PLC	Receive	5.27%	6 Month AUD Bank Bill Rate	$(5,403,403)
200,000,000	AUD	8/26/2020	Morgan Stanley Capital Services Inc.	Receive	5.26%	6 Month AUD Bank Bill Rate	(11,009,302)
200,000,000	AUD	8/30/2020	Morgan Stanley Capital Services Inc.	Receive	5.25%	6 Month AUD Bank Bill Rate	(11,168,380)
300,000,000	AUD	9/20/2020	Morgan Stanley Capital Services Inc.	Receive	5.58%	6 Month AUD Bank Bill Rate	(9,413,825)
200,000,000	AUD	9/22/2020	Morgan Stanley Capital Services Inc.	Receive	5.65%	6 Month AUD Bank Bill Rate	(5,236,031)
100,000,000	AUD	12/2/2020	Barclays Bank PLC	Receive	5.95%	6 Month AUD Bank Bill Rate	(517,517)
100,000,000	AUD	12/9/2020	Credit Suisse International	Receive	6.11%	6 Month AUD Bank Bill Rate	628,859
100,000,000	AUD	12/9/2020	Barclays Bank PLC	Receive	6.05%	6 Month AUD Bank Bill Rate	140,489
100,000,000	NZD	7/14/2015	Barclays Bank PLC	Receive	4.87%	3 Month NZD Bank Bill Rate	1,908,319
100,000,000	NZD	7/15/2015	Barclays Bank PLC	Receive	4.86%	3 Month NZD Bank Bill Rate	1,892,448
100,000,000	NZD	7/15/2015	Citibank N.A.	Receive	4.85%	3 Month NZD Bank Bill Rate	1,869,887
125,000,000	NZD	7/16/2015	Merrill Lynch Capital Services	Receive	4.86%	3 Month NZD Bank Bill Rate	2,380,620
900,000,000	USD	4/21/2013	JPMorgan Chase Bank, N.A.	(Pay)	0.99%	3 Month USD LIBOR	214,482
1,530,000,000	USD	5/12/2013	Merrill Lynch Capital Services	(Pay)	0.87%	3 Month USD LIBOR	5,421,847
381,000,000	USD	4/21/2016	JPMorgan Chase Bank, N.A.	Receive	2.35%	3 Month USD LIBOR	(2,061,039)
630,000,000	USD	5/12/2016	Merrill Lynch Capital Services	Receive	1.88%	3 Month USD LIBOR	(18,917,033)
843,000,000	USD	6/13/2016	JPMorgan Chase Bank, N.A.	(Pay)	2.47%	3 Month USD LIBOR	4,583,281
581,000,000	USD	6/13/2021	Citibank N.A.	Receive	3.58%	3 Month USD LIBOR	(4,934,771)

6	See accompanying notes to the financial statements.

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Interest Rate Swaps — continued

Notional		Expiration		Receive	Fixed		Market
Amount		Date	Counterparty	(Pay)#	Rate	Variable Rate	Value

465,000,000	USD	6/13/2021	JPMorgan Chase Bank, N.A.	Receive	3.57%	3 Month USD LIBOR	$(4,248,950)
289,000,000	USD	6/13/2041	Citibank N.A.	(Pay)	4.20%	3 Month USD LIBOR	6,913,977

							$(46,956,042)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2011, for forward currency contracts, futures contracts, swap agreements and written options and reverse repurchase agreements if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).
(b)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts, collateral requirements on swap contracts, forward currency contracts, and written options, if any. (Note 4).
(c)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar
NZD - New Zealand Dollar
USD - United States Dollar

See accompanying notes to the financial statements.	7

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $249,989,941) (Note 2)	$251,814,897
Investments in affiliated issuers, at value (cost $2,450,170,745) (Notes 2 and 10)	2,346,978,460
Dividends and interest receivable	843,767
Due from broker (including variation margin on futures contracts) (Note 4)	57,012,203
Receivable for open swap contracts (Note 4)	25,954,209
Interest receivable for open swap contracts	2,398,028
Receivable for expenses reimbursed by Manager (Note 5)	70,852

Total assets	2,685,072,416

Liabilities:
Payable for investments purchased	3,000,000
Payable to affiliate for (Note 5):
Management fee	483,210
Shareholder service fee	111,853
Trustees and Trust Officers or agents unaffiliated with the Manager	6,168
Payable to broker on futures contracts (Note 4)	54,106,500
Payable for open swap contracts (Note 4)	72,910,251
Written options outstanding, at value (premiums $700,812) (Note 4)	1,136,883
Accrued expenses	160,448

Total liabilities	131,915,313

Net assets	$2,553,157,103

Net assets consist of:
Paid-in capital	$2,961,869,345
Distributions in excess of net investment income	(30,141,374)
Accumulated net realized loss	(211,206,803)
Net unrealized depreciation	(167,364,065)

$2,553,157,103

Net assets attributable to:
Class III shares	$77,084,188

Class VI shares	$2,476,072,915

Shares outstanding:
Class III	5,009,106

Class VI	160,945,361

Net asset value per share:
Class III	$15.39

Class VI	$15.38

8	See accompanying notes to the financial statements.

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$27,349,416
Interest	832,285
Dividends from unaffiliated issuers	5,256

Total investment income	28,186,957

Expenses:
Management fee (Note 5)	5,427,956
Shareholder service fee – Class III (Note 5)	161,330
Shareholder service fee – Class VI (Note 5)	1,134,996
Custodian, fund accounting agent and transfer agent fees	248,855
Legal fees	85,335
Audit and tax fees	60,480
Trustees fees and related expenses (Note 5)	53,939
Registration fees	13,576
Miscellaneous	42,944

Total expenses	7,229,411
Fees and expenses reimbursed by Manager (Note 5)	(428,193)
Expense reductions (Note 2)	(28)
Indirectly incurred fees waived or borne by Manager (Note 5)	(295,818)
Shareholder service fee waived (Note 5)	(69,321)

Net expenses	6,436,051

Net investment income (loss)	21,750,906

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(168,954)
Investments in affiliated issuers	(7,782)
Realized gains distributions from affiliated issuers (Note 10)	10,094
Futures contracts	(33,047,443)
Swap contracts	48,669,201
Foreign currency, forward contracts and foreign currency related transactions	233,164

Net realized gain (loss)	15,688,280

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,458,105
Investments in affiliated issuers	127,477,521
Futures contracts	(17,469,608)
Written options	(436,071)
Swap contracts	(40,843,635)
Foreign currency, forward contracts and foreign currency related transactions	(1,135,015)

Net unrealized gain (loss)	69,051,297

Net realized and unrealized gain (loss)	84,739,577

Net increase (decrease) in net assets resulting from operations	$106,490,483

See accompanying notes to the financial statements.	9

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$21,750,906	$23,534,148
Net realized gain (loss)	15,688,280	(43,860,027)
Change in net unrealized appreciation (depreciation)	69,051,297	575,749,844

Net increase (decrease) in net assets from operations	106,490,483	555,423,965

Distributions to shareholders from:
Net investment income
Class III	(3,957,713)	(2,903,587)
Class VI	(59,707,182)	(37,134,486)

Total distributions from net investment income	(63,664,895)	(40,038,073)

Return of capital
Class III	(3,143,823)	(59,096,731)
Class VI	(47,291,285)	(719,865,203)

Total distributions from return of capital	(50,435,108)	(778,961,934)

	(114,100,003)	(819,000,007)

Net share transactions (Note 9):
Class III	(62,723,736)	(65,616,763)
Class VI	478,030,361	401,982

Increase (decrease) in net assets resulting from net share transactions	415,306,625	(65,214,781)

Redemption fees (Notes 2 and 9):
Class III	—	42,480
Class VI	—	558,877

Increase in net assets resulting from redemption fees	—	601,357

Total increase (decrease) in net assets resulting from net share transactions and redemption fees	415,306,625	(64,613,424)

Total increase (decrease) in net assets	407,697,105	(328,189,466)

Net assets:
Beginning of period	2,145,459,998	2,473,649,464

End of period (including distributions in excess of net investment income of $30,141,374 and $85,823,364, respectively)	$2,553,157,103	$2,145,459,998

10	See accompanying notes to the financial statements.

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009		2008		2007(a)

Net asset value, beginning of period	$15.51		$17.37	$23.60		$25.22		$25.06

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.17		0.16	0.71		0.78		0.96
Net realized and unrealized gain (loss)	0.54		3.78	(5.70)		(1.37)		0.34

Total from investment operations	0.71		3.94	(4.99)		(0.59)		1.30

Less distributions to shareholders:
From net investment income	(0.46)		(0.27)	(1.24)		(0.97)		(1.14)
From net realized gains	—		—	—		(0.06)		—
Return of capital	(0.37)		(5.53)	—		—		—

Total distributions	(0.83)		(5.80)	(1.24)		(1.03)		(1.14)

Net asset value, end of period	$15.39		$15.51	$17.37		$23.60		$25.22

Total Return(c)	4.76%		27.97%	(21.20)%		(2.39)%		5.23	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$77,084		$139,571	$227,453		$277,879		$226,917
Net expenses to average daily net assets(d)	0.39	%(e)	0.39%	0.40	%(e)	0.38	%(e)	0.39	%*
Net investment income (loss) to average daily net assets(b)	1.09%		1.01%	3.32%		3.12%		5.96	%*
Portfolio turnover rate	19%		35%	70%		67%		7	%††**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.04%		0.03%	0.03%		0.04%		0.06	%*
Redemption fees consisted of the following per share amounts (Note 2):†	$—		$0.00 (f)	$0.02		$—		$—

(a)	Period from July 13, 2006 (commencement of operations) through February 28, 2007.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the period from May 31, 2006 through February 28, 2007.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	11

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009		2008		2007(a)

Net asset value, beginning of period	$15.49		$17.35	$23.57		$25.22		$25.00

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.15		0.17	0.68		0.97		0.76
Net realized and unrealized gain (loss)	0.57		3.77	(5.64)		(1.55)		0.61

Total from investment operations	0.72		3.94	(4.96)		(0.58)		1.37

Less distributions to shareholders:
From net investment income	(0.46)		(0.29)	(1.26)		(1.01)		(1.15)
From net realized gains	—		—	—		(0.06)		—
Return of capital	(0.37)		(5.51)	—		—		—

Total distributions	(0.83)		(5.80)	(1.26)		(1.07)		(1.15)

Net asset value, end of period	$15.38		$15.49	$17.35		$23.57		$25.22

Total Return(c)	4.84%		28.00%	(21.09)%		(2.35)%		5.52	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,476,073		$2,005,889	$2,246,197		$5,121,698		$2,224,310
Net expenses to average daily net assets(d)	0.29	%(e)	0.30%	0.30	%(e)	0.29	%(e)	0.29	%*
Net investment income (loss) to average daily net assets(b)	1.00%		1.05%	3.14%		3.87%		4.01	%*
Portfolio turnover rate	19%		35%	70%		67%		7	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.04%		0.03%	0.03%		0.04%		0.06	%*
Redemption fees consisted of the following per share amounts:†	—		$0.00 (f)	$0.02		—		—

(a)	Period from May 31, 2006 (commencement of operations) through February 28, 2007.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

12	See accompanying notes to the financial statements.

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Strategic Fixed Income Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. The Fund’s investment program has two principal components. One component of the investment program is designed to approximate the return of the Fund’s benchmark. The second component seeks to add value relative to that benchmark by exploiting misvaluations in global markets (e.g., global interest rates, sectors, currencies, credit and emerging country debt markets) beyond those represented in the Fund’s benchmark. As a result, the Fund’s interest rate, sector, credit and currency exposures will differ from those of its benchmark.

The Manager seeks to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or are likely to provide downside protection. The Manager selects investments based on an evaluation of various factors including, but not limited to, fundamental factors such as inflation and current account positions, as well as price-based factors such as interest and exchange rates.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through the GMO Funds in which the Fund invests, collectively referred to as the “underlying funds” or derivatives) at least 80% of its assets in fixed income securities. The term “fixed income security” refers to any fixed income security, which includes (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option).

The Fund may implement its investment program by investing in or holding: exchange-traded and over-the-counter (“OTC”) derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts; bonds denominated in various currencies, including foreign and U.S. government securities, asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO Short-Duration Collateral Fund (“SDCF”) (a fund that invests primarily in asset-backed securities); shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to attempt to exploit misvaluations in world interest rates, currencies and credit markets); shares of GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country

13

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

debt markets); shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and foreign debt investments); shares of GMO Debt Opportunities Fund (to seek to generate a positive return by investing in a wide variety of U.S. and foreign debt investments without regard to the credit quality of the investment); and shares of GMO U.S. Treasury Fund (for liquidity management purposes). In addition, the Fund may invest in unaffiliated money market funds.

Historically, the Fund has used derivatives and investments in other GMO Funds as the principal means to gain investment exposure. As a result, the Fund has substantial holdings of SDCF (a fund that invests primarily in asset-backed securities) and Overlay Fund (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Because of the deterioration in credit markets that became acute in 2008, the Fund, including through its investment in SDCF and Overlay Fund, currently has and may continue to have material exposure to below investment grade securities. This is in addition to the Fund’s below investment grade emerging country debt investments. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Manager does not seek to maintain a specified interest rate duration for the Fund, and the Fund’s interest rate duration will change depending on the Fund’s investments and the Manager’s current outlook on different sectors of the bond market. The Fund, if deemed prudent by the Manager, will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund’s normal investment strategies. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The Fund is not intended to serve as a standalone investment product and is available for investment only by other GMO Funds and other GMO asset allocation clients.

As of February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different shareholder service fee.

The financial statements of the series of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). As of February 28, 2011, shares of Overlay Fund and SDCF were not publicly available for direct purchase.

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in

14

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.1% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See Note 4 for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.9% of the net assets of the Fund.

15

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

16

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
U.S. Government	$134,272,100	$80,368,377	$—	$214,640,477

TOTAL DEBT OBLIGATIONS	134,272,100	80,368,377	—	214,640,477

Mutual Funds	2,346,978,460	—	—	2,346,978,460
Options Purchased	—	5,879,480	—	5,879,480
Short-Term Investments	31,294,940	—	—	31,294,940

Total Investments	2,512,545,500	86,247,857	—	2,598,793,357

Derivatives *
Futures Contracts Interest Rate risk	26,628,272	—	—	26,628,272
Swap Agreements Interest Rate risk	—	25,954,209	—	25,954,209

Total	$2,539,173,772	$112,202,066	$—	$2,651,375,838

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives *
Written Options Interest Rate Risk	$—	$(1,136,883)	$—	$(1,136,883)
Futures Contracts Interest Rate Risk	(44,097,880)	—	—	(44,097,880)
Swap Agreements Interest Rate Risk	—	(72,910,251)	—	(72,910,251)

Total	$(44,097,880)	$(74,047,134)	$—	$(118,145,014)

17

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 38.4% and 0.0% of total net assets, respectively.

The Fund held no investments or other financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

18

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend

19

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, partnership interest tax allocations, losses on wash sale transactions, post-October currency losses, distribution character reclassifications and foreign currency transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$63,664,895	$40,038,073
Return of capital	50,435,108	778,961,934

Total distributions	$114,100,003	$819,000,007

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

20

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(224,699,415)
Post-October currency loss deferral	$(30,191,877)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(101,247,961)
February 28, 2018	(123,451,454)

Total	$(224,699,415)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$2,721,375,540	$2,826,155	$(125,408,338)	$(122,582,183)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant

21

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder Service Fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Purchase premiums and redemption fees are paid to and retained by the Fund (and are allocated pro rata among the classes) to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s

22

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.

23

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Currency Risk (risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

24

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

25

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a

26

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the

27

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2011, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the

28

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2011, the Fund used written option contracts to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number
	Amount	of Futures		Amount	of Futures
	of Contracts	Contracts	Premiums	of Contracts	Contracts	Premiums

Outstanding, beginning of year	—	—	$—	—	—	$—
Options written	—	—	—	(1,000,000,000)	(43,000)	(11,120,812)
Options exercised	—	—	—	—	40,000	10,420,000
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	(1,000,000,000)	(3,000)	$(700,812)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance

29

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the

30

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

31

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (purchased options)	$5,879,480	$—	$—	$—	$—	$5,879,480
Unrealized appreciation on futures contracts *	26,628,272	—	—	—	—	26,628,272
Unrealized appreciation on swap agreements	25,954,209	—	—	—	—	25,954,209

Total	$58,461,961	$—	$—	$—	$—	$58,461,961

Liabilities:
Written options outstanding	$(1,136,883)	$—	$—	$—	$—	$(1,136,883)
Unrealized depreciation on futures contracts *	(44,097,880)	—	—	—	—	(44,097,880)
Unrealized depreciation on swap agreements	(72,910,251)	—	—	—	—	(72,910,251)

Total	$(118,145,014)	$—	$—	$—	$—	$(118,145,014)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (purchased options)	$(424,500)	$—	$—	$—	$—	$(424,500)
Written options	—	—	—	—	—	—
Futures contracts	(33,047,443)	—	—	—	—	(33,047,443)
Swap contracts	48,669,201	—	—	—	—	48,669,201

Total	$15,197,258	$—	$—	$—	$—	$15,197,258

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$1,183,130	$—	$—	$—	$—	$1,183,130
Written options	(436,071)	—	—	—	—	(436,071)
Futures contracts	(17,469,608)	—	—	—	—	(17,469,608)
Swap contracts	(40,843,635)	—	—	—	—	(40,843,635)

Total	$(57,566,184)	$—	$—	$—	$—	$(57,566,184)

32

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

∧ Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (futures contracts), principal amounts (options) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Futures contracts	Swap agreements	Options

Average amount outstanding	$8,051,329,452	$4,292,797,653	$565,195,815

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager has contractually agreed through at least June 30, 2011 to waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class’s shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.25% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in other GMO Funds (excluding those Funds’ Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

33

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $53,939 and $15,395, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
0.017%	0.003%	0.014%	0.034%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 were as follows:

	Purchases	Sales

U.S. Government securities	$181,328,222	$79,317,099
Investments (non-U.S. Government securities)	1,055,150,126	322,870,000

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 83.14% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Two of the shareholders are other funds of the Trust.

34

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.31% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	867,372	$13,365,511	3,466,715	$53,825,069
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares repurchased	(4,858,048)	(76,089,247)	(7,561,300)	(119,441,832)
Redemption fees	—	—	—	42,480

Net increase (decrease)	(3,990,676)	$(62,723,736)	(4,094,585)	$(65,574,283)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class VI:	Shares	Amount	Shares	Amount

Shares sold	42,267,853	$643,193,980	5,893,661	$93,069,578
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares repurchased	(10,805,287)	(165,163,619)	(5,884,990)	(92,667,596)
Redemption fees	—	—	—	558,877

Net increase (decrease)	31,462,566	$478,030,361	8,671	$960,859

35

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Emerging Country Debt Fund, Class IV	$62,656,452	$7,000,000	$—	$8,987,169	$—	$—	$74,177,360
GMO Short-Duration Collateral Fund	1,450,953,671	98,500,000	—	18,094,472	—	545,596,227	1,093,999,261
GMO U.S. Treasury Fund	17,957,159	931,005,276	309,346,000	267,775	10,094	—	639,615,835
GMO World Opportunity Overlay Fund	506,378,390	—	—	—	—	—	539,186,004

Totals	$2,037,945,672	$1,036,505,276	$309,346,000	$27,349,416	$10,094	$545,596,227	$2,346,978,460

36

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Strategic Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Fixed Income Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

37

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

38

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.42%	$1,000.00	$974.70	$2.06
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11

Class VI

1) Actual	0.33%	$1,000.00	$974.70	$1.62
2) Hypothetical	0.33%	$1,000.00	$1,023.16	$1.66

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

39

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2011, $10,753,491 or if determined to be different, the qualified interest income of such year.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 7.73% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

40

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

For the fiscal year ending February 28, 2011, the Fund previously reported estimated sources of any dividends, short-term capital gains, long-term capital gains and return of capital distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the table below serves as a correction of such estimates on a per share basis. The Statement of Changes in Net Assets includes the corrected amounts on a dollar basis.

				Dividend	Net	Net
				Paid from	Short-Term	Long-Term
				Current	Capital	Capital
				and/or	Gains	Gains
				Prior Years	From Sale of	From Sale of	Distribution
				Accumulated	Securities &	Securities &	from
	Record			Undistributed	Other	Other	Return of
Class	Date	Ex-Date	Payable Date	Net Income*	Property∧	Property∧	Capital

III	March 2, 2010	March 3, 2010	March 4, 2010	$0.13571656	$0.00000000	$0.00000000	$0.10756155
III	April 1, 2010	April 5, 2010	April 6, 2010	$0.32406976	$0.00000000	$0.00000000	$0.25764957
VI	March 2, 2010	March 3, 2010	March 4, 2010	$0.13579550	$0.00000000	$0.00000000	$0.10756155
VI	April 1, 2010	April 5, 2010	April 6, 2010	$0.32534615	$0.00000000	$0.00000000	$0.25764957

Notes:

*	Net investment income may include amounts derived from dividends, interest, net foreign currency gains, net amounts from transacting in certain derivative contracts, and fiscal year capital gains recognized as ordinary income.

∧	Short-term and long-term capital gains may include amounts derived from the sale of securities/other property and net amounts from transacting in certain derivative contracts.

41

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with	Length of	During Past	Complex	Directorships
Date of Birth	the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

42

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with	Length of	During Past	Complex	Directorships
Date of Birth	the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

43

Other Officers:

Principal
Occupation(s)
Name and	Position(s)	Length of	During Past
Date of Birth	Held with Trust	Time Served	Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

Other Officers: — (Continued)

Principal
Occupation(s)
Name and	Position(s)	Length of	During Past
Date of Birth	Held with Trust	Time Served	Five Years[3]

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Strategic Opportunities Allocation Fund returned +14.0% for the fiscal year ended February 28, 2011, as compared with +17.7% for the Fund’s benchmark, the GMO Strategic Opportunities Allocation Index (75% MSCI World Index and 25% Barclays Capital U.S. Aggregate Index).

Underlying fund implementation accounted for the majority of the underperformance, detracting 3.5%, as GMO Quality Fund, GMO Alpha Only Fund, and GMO Flexible Equities Fund all underperformed their respective benchmarks.

Asset allocation detracted 0.2% from relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Strategic Opportunities Allocation Fund Class III Shares
and the GMO Strategic Opportunities Allocation Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

*	The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO and comprised of 75% MSCI World Index and 25% Barclays Capital U.S. Aggregate Index.
MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	78.8%
Debt Obligations	10.4
Short-Term Investments	10.0
Cash and Cash Equivalents	3.4
Preferred Stocks	0.5
Investment Funds	0.2
Loan Participations	0.1
Options Purchased	0.1
Loan Assignments	0.0 ∧
Rights and Warrants	0.0 ∧
Promissory Notes	0.0 ∧
Written Options	(0.0)∧
Forward Currency Contracts	(0.1)
Reverse Repurchase Agreements	(0.3)
Swap Agreements	(1.0)
Futures Contracts	(3.1)
Other	1.0

100.0%

Country / Region Summary**	% of Investments
United States	41.6%
Japan	11.4
United Kingdom	10.3
Australia	5.6
Emerging***	5.2
France	4.9
Switzerland	4.9
Germany	3.6
Italy	2.0
Sweden	2.0
Singapore	1.4
Netherlands	1.1
Denmark	1.0
Canada	0.9
Hong Kong	0.9
Belgium	0.7
Spain	0.7
Finland	0.5
New Zealand	0.4

1

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Country / Region Summary**	% of Investments
Austria	0.2%
Greece	0.2
Ireland	0.2
Norway	0.2
Israel	0.1
Portugal	0.0 ∧

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
**	The table above shows indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund and GMO Special Situations Fund. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes exposure through forward currency contracts.
***	The “Emerging” exposure is comprised of: Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and Venezuela.
∧	Rounds to 0.00%.

2

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 98.8%

	Affiliated Issuers — 98.8%
3,257,979	GMO Alpha Only Fund, Class IV	76,562,509
762,124	GMO Asset Allocation Bond Fund, Class VI	19,060,719
6,170,977	GMO Domestic Bond Fund, Class VI	28,263,076
1,165,088	GMO Emerging Country Debt Fund, Class IV	10,590,652
4,927,944	GMO Emerging Markets Fund, Class VI	71,011,675
1,570,523	GMO Flexible Equities Fund, Class VI	30,813,653
13,411,672	GMO International Growth Equity Fund, Class IV	320,270,734
13,750,423	GMO International Intrinsic Value Fund, Class IV	320,384,848
27,819,733	GMO Quality Fund, Class VI	579,206,834
3,268,975	GMO Special Situations Fund, Class VI	90,321,776
8,005,863	GMO Strategic Fixed Income Fund, Class VI	123,130,167
4,403,746	GMO U.S. Core Equity Fund, Class VI	52,712,842
384,516	GMO World Opportunity Overlay Fund	8,720,829

	TOTAL MUTUAL FUNDS (COST $1,471,672,045)	1,731,050,314

	DEBT OBLIGATIONS — 1.2%

	Asset-Backed Securities — 1.2%
	Auto Financing — 0.1%
600,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.62%, due 07/15/14	605,436
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.11%, due 11/10/14	505,595
700,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.52%, due 06/15/13	696,949

	Total Auto Financing	1,807,980

	Business Loans — 0.1%
904,294	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.65%, due 01/25/36	705,349
331,016	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.56%, due 05/15/32	302,880

See accompanying notes to the financial statements.	3

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)		Description	Value ($)
		Business Loans — continued
	598,346	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 09/25/30	490,644

		Total Business Loans	1,498,873

		CMBS — 0.1%
	600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.40%, due 12/15/20	528,000
	200,725	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	200,725
	600,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	590,280
	514,880	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.85%, due 04/15/45	518,381
	335,388	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	346,288
	305,896	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.36%, due 09/15/21	298,818

		Total CMBS	2,482,492

		Corporate Collateralized Debt Obligations — 0.1%
	1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.59%, due 06/20/13	1,048,520

		Credit Cards — 0.2%
	800,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.27%, due 09/15/14	811,416
	1,000,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.46%, due 06/16/14	999,780
	700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.52%, due 09/15/17	700,000
EUR	600,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 1.18%, due 05/24/13	826,836
	100,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.42%, due 01/15/14	100,014
	500,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.07%, due 05/15/13	501,875

		Total Credit Cards	3,939,921

4	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)

	Insured Auto Financing — 0.1%
742,029	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.06%, due 06/06/14	740,552
427,207	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.92%, due 10/15/14	425,673
700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.46%, due 07/14/14	706,489

	Total Insured Auto Financing	1,872,714

	Insured Other — 0.1%
900,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	927,000

	Insured Residential Asset-Backed Securities (United States) ◊ — 0.0%
144,072	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.48%, due 11/25/35	101,242

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
475,097	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.42%, due 06/15/37	310,001

	Insured Time Share — 0.0%
225,848	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.26%, due 09/20/19	213,625

	Residential Asset-Backed Securities (United States) ◊ — 0.3%
434,804	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	73,917
379,965	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.33%, due 11/25/36	251,727
158,505	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 09/25/36	61,025
198,009	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.45%, due 03/25/36	81,183
133,105	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.37%, due 10/25/36	132,679
191,758	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.48%, due 05/25/37	161,940

See accompanying notes to the financial statements.	5

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
630,082	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.56%, due 05/28/39	241,006
1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 02/25/37	707,520
20,899	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.80%, due 04/25/33	17,868
1,600,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.40%, due 02/25/37	1,340,320
1,055,396	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.38%, due 12/25/36	453,082
341,102	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.41%, due 03/25/36	199,544
378,178	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 04/25/37	357,378
378,820	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.51%, due 01/25/36	350,348

	Total Residential Asset-Backed Securities (United States)	4,429,537

	Residential Mortgage-Backed Securities (Australian) — 0.0%
140,011	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.70%, due 12/08/36	133,710
119,771	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.58%, due 03/09/36	116,758
349,649	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.36%, due 05/21/38	339,090

	Total Residential Mortgage-Backed Securities (Australian)	589,558

	Residential Mortgage-Backed Securities (European) — 0.1%
497,720	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 01/13/39	449,093
476,270	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.73%, due 05/15/34	413,021

	Total Residential Mortgage-Backed Securities (European)	862,114

6	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($) /
Shares	Description	Value ($)

	Student Loans — 0.0%
51,983	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.40%, due 08/25/23	50,943
600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.38%, due 12/23/19	590,262

	Total Student Loans	641,205

	Total Asset-Backed Securities	20,724,782

	Corporate Debt — 0.0%
147,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	160,230

	U.S. Government Agency — 0.0%
200,000	Agency for International Development Floater (Support of Morocco), 6 mo. U.S. Treasury Bill + .45%, 0.61%, due 11/15/14 (a)	196,345
66,667	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.16%, due 01/01/12 (a)	66,108

	Total U.S. Government Agency	262,453

	TOTAL DEBT OBLIGATIONS (COST $18,645,068)	21,147,465

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
43,667	State Street Institutional U.S. Government Money Market Fund-Institutional Class	43,667

	TOTAL SHORT-TERM INVESTMENTS (COST $43,667)	43,667

	TOTAL INVESTMENTS — 100.0% (COST $1,490,360,780)	1,752,241,446
	Other Assets and Liabilities (net) — (0.0%)	(73,656)

	TOTAL NET ASSETS — 100.0%	$1,752,167,790

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

See accompanying notes to the financial statements.	7

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

CMBS - Commercial Mortgage Backed Security
EUR LIBOR - London Interbank Offered Rate denominated in Euros.
FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA - Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR - London Interbank Offered Rate
MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.
MTN - Medium Term Note
The rates shown on variable rate notes are the current interest rates at February 28, 2011, which are subject to change based on the terms of the security.

◊	These securities are primarily backed by subprime mortgages.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

EUR - Euro

8	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $18,688,735) (Note 2)	$21,191,132
Investments in affiliated issuers, at value (cost $1,471,672,045) (Notes 2 and 10)	1,731,050,314
Receivable for Fund shares sold	12,785,557
Interest receivable	18,326
Receivable for expenses reimbursed by Manager (Note 5)	28,952

Total assets	1,765,074,281

Liabilities:
Payable for investments purchased	11,618,337
Payable for Fund shares repurchased	1,167,220
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	4,647
Accrued expenses	116,287

Total liabilities	12,906,491

Net assets	$1,752,167,790

Net assets consist of:
Paid-in capital	$1,693,604,290
Distributions in excess of net investment income	(791,313)
Accumulated net realized loss	(202,525,853)
Net unrealized appreciation	261,880,666

$1,752,167,790

Net assets attributable to:
Class III shares	$1,752,167,790

Shares outstanding:
Class III	84,338,083

Net asset value per share:
Class III	$20.78

See accompanying notes to the financial statements.	9

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$31,794,811
Interest	2,440,050
Dividends from unaffiliated issuers	120

Total investment income	34,234,981

Expenses:
Custodian, fund accounting agent and transfer agent fees	86,484
Legal fees	83,749
Audit and tax fees	79,470
Trustees fees and related expenses (Note 5)	42,511
Registration fees	14,629
Miscellaneous	37,026

Total expenses	343,869
Fees and expenses reimbursed by Manager (Note 5)	(286,909)
Expense reductions (Note 2)	(3,523)

Net expenses	53,437

Net investment income (loss)	34,181,544

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	988,854
Investments in affiliated issuers	(101,238,927)
Realized gains distributions from affiliated issuers (Note 10)	4,466,156
Foreign currency, and foreign currency related transactions	(30)

Net realized gain (loss)	(95,783,947)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(709,061)
Investments in affiliated issuers	333,253,020

Net unrealized gain (loss)	332,543,959

Net realized and unrealized gain (loss)	236,760,012

Net increase (decrease) in net assets resulting from operations	$270,941,556

10	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$34,181,544	$43,854,182
Net realized gain (loss)	(95,783,947)	(85,631,922)
Change in net unrealized appreciation (depreciation)	332,543,959	420,152,022

Net increase (decrease) in net assets from operations	270,941,556	378,374,282

Distributions to shareholders from:
Net investment income
Class III	(37,205,811)	(52,808,585)

Net share transactions (Note 9):
Class III	(332,781,041)	418,367,821
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	21,819

Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(332,781,041)	418,389,640

Total increase (decrease) in net assets	(99,045,296)	743,955,337

Net assets:
Beginning of period	1,851,213,086	1,107,257,749

End of period (including distributions in excess of net investment income of $791,313 and $10,979,271, respectively)	$1,752,167,790	$1,851,213,086

See accompanying notes to the financial statements.	11

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$18.54		$14.37		$22.70		$23.71		$22.37

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.33		0.54		1.57		0.99		0.69
Net realized and unrealized gain (loss)	2.26		4.26		(7.23)		(0.15)		2.17

Total from investment operations	2.59		4.80		(5.66)		0.84		2.86

Less distributions to shareholders:
From net investment income	(0.35)		(0.63)		(1.61)		(1.02)		(0.90)
From net realized gains	—		—		(1.06)		(0.83)		(0.62)

Total distributions	(0.35)		(0.63)		(2.67)		(1.85)		(1.52)

Net asset value, end of period	$20.78		$18.54		$14.37		$22.70		$23.71

Total Return(b)	14.02%		33.44%		(26.75)%		3.15%		12.98%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,752,168		$1,851,213		$1,107,258		$1,100,116		$529,374
Net expenses to average daily net assets(c)(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%
Net investment income (loss) to average daily net assets(a)	1.73%		3.04%		8.05%		4.05%		2.98%
Portfolio turnover rate	36%		14%		34%		47%		23%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.02%		0.01%		0.01%		0.02%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	—		$0.00	(f)	$0.01		$0.01		$0.00 (f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

12	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Strategic Opportunities Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the GMO Strategic Opportunities Allocation Index. The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by the Manager for the Fund consisting of (i) the MSCI World Index and (ii) the Barclays Capital U.S. Aggregate Index, in the following proportions: 75% (MSCI World Index) and 25% (Barclays Capital U.S. Aggregate Index). The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the GMO International Equity Funds, the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund may have exposure to foreign and U.S. equity investments (including emerging country equities, both growth and value style equities, and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, foreign fixed income, and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds in which the Fund invests should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com. As of

13

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

February 28, 2011, shares of GMO Alternative Asset Opportunity Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund were not publicly available for direct purchase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the Fund and the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price.

Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.3% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value those foreign securities (including futures, derivatives and other securities whose values are based on indices comprised of such securities) as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, those foreign equity securities, foreign index futures contracts, and swap agreements representing

14

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

45.4%, and (0.1)%, respectively, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of February 28, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 0.8% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

15

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$1,731,050,314	$—	$—	$1,731,050,314
Debt Obligations
Asset-Backed Securities	—	4,575,326	16,149,456	20,724,782
Corporate Debt	—	160,230	—	160,230
U.S. Government Agency	—	—	262,453	262,453

TOTAL DEBT OBLIGATIONS	—	4,735,556	16,411,909	21,147,465

Short-Term Investments	43,667	—	—	43,667

Total Investments	1,731,093,981	4,735,556	16,411,909	1,752,241,446

Total	$1,731,093,981	$4,735,556	$16,411,909	$1,752,241,446

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 5.5% and (0.1)% of total net assets, respectively.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

16

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
	Balances				Change in	Net	Net	Balances	Investments
	as of	Net	Accrued	Total	Unrealized	transfers	transfers	as of	Held as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of	February 28,	February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	2011
Debt Obligations
Asset-Backed Securities	$22,589,158	$(8,510,015)	$1,040,399	$916,746	$113,168	$—	$—	$16,149,456	$901,401
U.S. Government Agency	376,034	(116,667)	3,587	3,284	(3,785)	—	—	262,453	(3,785)

Total	$22,965,192	$(8,626,682)	$1,043,986	$920,030	$109,383	$—	$—	$16,411,909	$897,616

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid

17

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, differing treatment of accretion and amortization, differing treatment of mutual fund distributions received, partnership interest tax allocations, losses on wash sale transactions, post-October capital losses and post-October currency losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$37,205,811	$52,808,585

Total distributions	$37,205,811	$52,808,585

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, certain other tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(74,892,316)
Post-October capital loss deferral	$(53,973,722)
Post-October currency loss deferral	(789,455)

18

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards, post-October capital and currency losses and future realized losses, if any, subsequent to February 28, 2011 could be subject to limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

February 28, 2018	$(49,481,317)
February 28, 2019	(25,410,999)

Total	$(74,892,316)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$1,564,022,453	$201,832,115	$(13,613,122)	$188,218,993

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

19

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. All or a portion of the Fund’s purchase premiums and/or redemption fees may be waived at the Manager’s discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and/or redemption fee imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of a Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs.

20

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

21

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies or that the U.S. dollar will decline in value relation to a foreign currency being hedged); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

22

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets

23

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

At February 28, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). This contractual expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

24

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $42,511 and $14,143, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net
Expenses
(excluding
shareholder service	Indirect
fees and interest	Shareholder	Indirect Interest	Total Indirect
expense)	Service Fees	Expense	Expenses
0.411%	0.070%	0.003%	0.484%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2011 aggregated $681,320,200 and $1,001,719,960, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 30.05% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 0.02% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 99.96% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

25

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	22,916,081	$434,251,778	28,866,186	$530,237,819
Shares issued to shareholders in reinvestment of distributions	1,812,018	36,365,288	2,735,629	50,897,400
Shares repurchased	(40,255,182)	(803,398,107)	(8,781,233)	(162,767,398)
Purchase premiums	—	—	—	16,056
Redemption fees	—	—	—	5,763

Net increase (decrease)	(15,527,083)	$(332,781,041)	22,820,582	$418,389,640

26

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Return	Value,
	beginning of		Sales	Dividend	of Realized	of	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Capital	period

GMO Alpha Only Fund, Class IV	$112,357,485	$50,888,273	$82,457,207	$—	$—	$—	$76,562,509
GMO Asset Allocation Bond Fund, Class VI	68,552,916	36,642,545	83,848,849	1,096,412	2,985,833	—	19,060,719
GMO Domestic Bond Fund, Class VI	37,840,849	—	702,527	413,525	—	11,073,279	28,263,076
GMO Emerging Country Debt Fund, Class IV	8,875,698	1,289,333	253,014	1,289,333	—	—	10,590,652
GMO Emerging Markets Fund, Class VI	—	99,043,047	46,758,607	1,229,744	—	—	71,011,675
GMO Flexible Equities Fund, Class VI	46,041,138	705,261	16,776,474	468,888	—	—	30,813,653
GMO Inflation Indexed Plus Bond Fund, Class VI	31,566,819	4,191,912	37,054,443	926,504	1,480,323	—	—
GMO International Growth Equity Fund, Class IV	287,905,759	102,975,684	145,712,961	4,104,532	—	—	320,270,734
GMO International Intrinsic Value Fund, Class IV	286,060,774	112,698,024	145,050,300	5,593,047	—	—	320,384,848
GMO International Small Companies Fund, Class III	36,967,704	391,120	38,170,923	391,120	—	—	—
GMO Quality Fund, Class VI	691,556,972	133,462,273	304,839,326	12,581,512	—	—	579,206,834
GMO Special Situations Fund, Class VI	47,401,017	73,402,558	31,914,173	—	—	—	90,321,776
GMO Strategic Fixed Income Fund, Class VI	78,620,566	60,754,523	16,208,860	2,340,370	—	1,853,841	123,130,167
GMO U.S. Core Equity Fund, Class VI	75,200,697	4,875,647	36,737,601	1,359,824	—	—	52,712,842
GMO World Opportunity Overlay Fund	8,385,725	—	205,260	—	—	—	8,720,829

Totals	$1,817,334,119	$681,320,200	$986,690,525	$31,794,811	$4,466,156	$12,927,120	$1,731,050,314

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Strategic Opportunities Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Opportunities Allocation Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

28

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

29

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.49%	$1,000.00	$1,169,10	$2.64
2) Hypothetical	0.49%	$1,000.00	$1,022.36	$2.46

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

30

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 68.48% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 36.17% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2011, $2,003,704 or if determined to be different, the qualified interest income of such year.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 4.81% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

31

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

32

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

33

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003–2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

34

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

GMO Taiwan Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained by calling 1-617-346-7646 (collect).

GMO Taiwan Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Taiwan Fund returned +36.7% for the fiscal year ended February 28, 2011, as compared with +27.3% for the MSCI Taiwan Index.

Stock selection in the Information Technology, Materials, and Financials sectors contributed to relative performance. Selections adding to relative returns included overweight positions in HTC Corp, China Petrochemical Development Corp, and Taishin Financial Holding Co.

Sector selection detracted from relative performance as the Fund had an underweight to the Industrials sector.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Taiwan Fund Class III Shares and the MSCI Taiwan Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .45% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Taiwan Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.3%
Short-Term Investments	2.6
Investment Funds	1.9
Other	1.2

100.0%

Industry Summary	% of Equity Investments*
Semiconductors & Semiconductor Equipment	21.3%
Computers & Peripherals	17.9
Communications Equipment	10.9
Chemicals	9.6
Electronic Equipment, Instruments & Components	8.6
Diversified Telecommunication Services	8.6
Commerical Banks	8.4
Metals & Mining	4.0
Wireless Telecommunication Services	3.3
Marine	3.0
Miscellaneous	2.1
Building Products	1.0
Oil, Gas & Consumable Fuels	0.6
Airlines	0.5
Machinery	0.2

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

1

GMO Taiwan Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 94.3%

	Taiwan — 94.3%
573,593	Asustek Computer Inc	5,233,245
521,448	Catcher Technology Co Ltd	2,195,260
3,499,500	China Petrochemical Development Corp. *	4,016,453
5,012,418	China Steel Corp	5,677,058
4,833,996	Chinatrust Financial Holding Co Ltd	3,809,826
3,682,812	Chunghwa Telecom Co Ltd	10,948,363
39,500	Chunghwa Telecom Co Ltd ADR	1,165,645
4,736,886	Compal Electronics Inc	5,582,447
729,952	Compeq Manufacturing Co Ltd *	441,169
327,000	Delta Electronics Inc	1,367,136
1,470,991	E.Sun Financial Holdings Co Ltd	907,115
688,000	Eva Airways Corp *	624,661
2,380,664	Evergreen Marine Corp *	2,110,652
1,863,773	Far Eastone Telecommunications Co Ltd	2,668,679
2,196,900	First Financial Holding Co Ltd	1,796,444
263,660	Formosa Petrochemical Corp	798,209
89,983	Gintech Energy Corp	285,873
1,400,306	Hon Hai Precision Industry Co Ltd	5,195,937
427,884	HTC Corp	15,455,426
48,485	Largan Precision Co Ltd	1,332,875
1,280,376	Lite-On Technology Corp	1,606,070
2,772,000	Macronix International Co Ltd	2,026,055
4,283,000	Mega Financial Holding Co Ltd	3,108,903
3,311,180	Nan Ya Plastics Corp	9,608,813
562,500	Nanya Technology Corp *	303,125
561,375	Novatek Microelectronics Corp Ltd	1,730,511
845,888	Pegatron Corp *	1,007,282
526,750	Powertech Technology Inc	1,848,015
2,822,656	Quanta Computer Inc	5,553,790
4,351,884	Taishin Financial Holding Co Ltd *	2,271,702
1,172,500	Taiwan Glass Industrial Corp	1,432,759
873,065	Taiwan Mobile Co Ltd	1,955,672
82,200	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	1,010,238

2	See accompanying notes to the financial statements.

GMO Taiwan Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value		Description	Value ($)
		Taiwan — continued
	8,644,828	Taiwan Semiconductor Manufacturing Co Ltd	20,598,396
	66,200	TPK Holding Co Ltd *	1,820,405
	4,154,000	United Microelectronics Corp	2,161,111
	58,500	United Microelectronics Corp Sponsored ADR	163,800
	552,000	Wintek Corp *	1,073,739
	2,273,414	Wistron Corp	4,077,258
	561,879	WPG Holdings Co Ltd	974,555
	2,968,195	Ya Hsin Industrial Co Ltd * (a) (b)	—
	2,561,000	Yang Ming Marine Transport *	2,176,723
	256,460	Yungtay Engineering Co Ltd	337,997

		Total Taiwan	138,459,392

		TOTAL COMMON STOCKS (COST $119,041,095)	138,459,392

		INVESTMENT FUNDS — 1.9%

		United States — 1.9%
	197,018	iShares MSCI Taiwan Index Fund (c)	2,904,045

		TOTAL INVESTMENT FUNDS (COST $2,888,952)	2,904,045

		SHORT-TERM INVESTMENTS — 2.6%

		Time Deposits — 2.6%
USD	1,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 03/01/11	1,000,000
USD	786,156	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 03/01/11	786,156

See accompanying notes to the financial statements.	3

GMO Taiwan Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		Time Deposits — continued
USD	1,000,000	Citibank (New York) Time Deposit, 0.03%, due 03/01/11	1,000,000
USD	1,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/11	1,000,000

		Total Time Deposits	3,786,156

		TOTAL SHORT-TERM INVESTMENTS (COST $3,786,156)	3,786,156

		TOTAL INVESTMENTS — 98.8% (Cost $125,716,203)	145,149,593
		Other Assets and Liabilities (net) — 1.2%	1,707,635

		TOTAL NET ASSETS — 100.0%	$146,857,228

Notes to Schedule of Investments:

ADR - American Depositary Receipt
MSCI - Morgan Stanley Capital International

*	Non-income producing security.
(a)	Bankrupt issuer.
(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).
(c)	Represents an investment to equitize cash in the iShares® MSCI Taiwan Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Taiwan Index Fund invests in the Taiwanese market and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan Index. iShares® is a registered trademark of BlackRock. Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Taiwan Index Fund.

Currency Abbreviations:

USD - United States Dollar

4	See accompanying notes to the financial statements.

GMO Taiwan Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments, at value (cost $125,716,203) (Note 2)	$145,149,593
Foreign currency, at value (cost $1,049,183) (Note 2)	1,048,758
Receivable for investments sold	1,146,760

Total assets	147,345,111

Liabilities:
Payable for investments purchased	231,254
Payable to affiliate for (Note 5):
Management fee	90,728
Shareholder service fee	16,802
Trustees and Trust Officers or agents unaffiliated with the Manager	309
Accrued expenses	148,790

Total liabilities	487,883

Net assets	$146,857,228

Net assets consist of:
Paid-in capital	$139,805,098
Distributions in excess of net investment income	(41,483)
Accumulated net realized loss	(12,340,026)
Net unrealized appreciation	19,433,639

$146,857,228

Net assets attributable to:
Class III shares	$146,857,228

Shares outstanding:
Class III	6,157,437

Net asset value per share:
Class III	$23.85

See accompanying notes to the financial statements.	5

GMO Taiwan Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends (net of withholding taxes of $553,953)	$1,835,374
Interest	451

Total investment income	1,835,825

Expenses:
Management fee (Note 5)	704,051
Shareholder service fee – Class III (Note 5)	130,380
Custodian and fund accounting agent fees	182,451
Audit and tax fees	88,784
Transfer agent fees	26,752
Registration fees	5,599
Legal fees	2,970
Trustees fees and related expenses (Note 5)	1,717
Miscellaneous	13,306

Total expenses	1,156,010

Net investment income (loss)	679,815

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	18,638,151
Foreign currency, forward contracts and foreign currency related transactions	36,516

Net realized gain (loss)	18,674,667

Change in net unrealized appreciation (depreciation) on:
Investments	11,331,410
Foreign currency, forward contracts and foreign currency related transactions	461

Net unrealized gain (loss)	11,331,871

Net realized and unrealized gain (loss)	30,006,538

Net increase (decrease) in net assets resulting from operations	$30,686,353

6	See accompanying notes to the financial statements.

GMO Taiwan Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$679,815	$1,873,434
Net realized gain (loss)	18,674,667	24,661,277
Change in net unrealized appreciation (depreciation)	11,331,871	35,935,530

Net increase (decrease) in net assets from operations	30,686,353	62,470,241

Distributions to shareholders from:
Net investment income
Class III	(1,696,633)	(3,367,217)

Net share transactions (Note 9):
Class III	26,324,872	(68,529,947)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	367,043	426,456

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	26,691,915	(68,103,491)

Total increase (decrease) in net assets	55,681,635	(9,000,467)

Net assets:
Beginning of period	91,175,593	100,176,060

End of period (including distributions in excess of net investment income of $41,483 and accumulated undistributed net investment income of $875,531, respectively)	$146,857,228	$91,175,593

See accompanying notes to the financial statements.	7

GMO Taiwan Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011	2010		2009		2008		2007

Net asset value, beginning of period	$17.75	$11.06		$22.42		$30.98		$28.34

Income (loss) from investment operations:
Net investment income (loss)†	0.16	0.25		0.59		0.61		0.46
Net realized and unrealized gain (loss)	6.30	6.89	(a)	(10.80)		1.50		4.32

Total from investment operations	6.46	7.14		(10.21)		2.11		4.78

Less distributions to shareholders:
From net investment income	(0.36)	(0.45)		(0.30)		(0.85)		(0.39)
From net realized gains	—	—		(0.85)		(9.82)		(1.75)

Total distributions	(0.36)	(0.45)		(1.15)		(10.67)		(2.14)

Net asset value, end of period	$23.85	$17.75		$11.06		$22.42		$30.98

Total Return(b)	36.71%	64.80%		(47.14)%		6.97	%(c)	17.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$146,857	$91,176		$100,176		$220,359		$316,887
Net expenses to average daily net assets	1.33%	1.35	%(d)(e)	1.32	%(d)	1.29	%(d)	1.26%
Net investment income (loss) to average daily net assets	0.78%	1.55%		3.42%		1.98%		1.56%
Portfolio turnover rate	129%	106%		88%		94%		41%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.09	$0.06		$0.03		$0.06		$0.03

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(b)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.
(c)	The effect of losses in the amount of $56,687, resulting from compliance violations and the Manager’s reimbursement of such losses, had no effect on the total return.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

8	See accompanying notes to the financial statements.

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Taiwan Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the MSCI Taiwan Index. The Fund typically makes equity investments directly and indirectly (e.g., through the GMO Funds in which the Fund invests, collectively referred to as the “underlying funds” or derivatives) in companies doing business in, or otherwise tied economically to, Taiwan. The Fund may invest in companies of any market capitalization. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to Taiwan.

The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select sectors and equity investments.

From time to time, the Fund may invest a significant portion of its assets in securities of issuers in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services).

In pursuing its investment objective, the Fund is permitted to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives (including options, futures, warrants, swap contracts, and reverse repurchase agreements) and exchange-traded funds (“ETFs”) (i) as a substitute for direct investment; (ii) in an attempt to reduce investment exposures (which may result in a reduction below zero); (iii) to effect transactions intended as substitutes for securities lending; and/or (iv) in an attempt to adjust elements of its investment and/or foreign currency exposure. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted or underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

9

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.0% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, 91.5% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

10

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund deemed certain bankrupt securities to be worthless.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Taiwan	$4,160,088	$134,299,304	$0 *	$138,459,392

TOTAL COMMON STOCKS	4,160,088	134,299,304	0	138,459,392

11

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Investment Funds
United States	$2,904,045	$—	$—	$2,904,045

TOTAL INVESTMENT FUNDS	2,904,045	—	—	2,904,045

Short-Term Investments	3,786,156	—	—	3,786,156

Total Investments	10,850,289	134,299,304	0	145,149,593

Total	$10,850,289	$134,299,304	$0	$145,149,593

*	Represents the interest in securities that are bankrupt and have no value at February 28, 2011.

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.0% of total net assets.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Changed
									in Unrealized
									Appreciation
	Balances				Change in			Balances	(Depreciation)
	as of	Net	Accrued	Total	Unrealized	Transfers	Transfers	as of	from Investments
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of	February 28,	Still Held as of
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	February 28, 2011
Common Stocks
Taiwan	$928	$—	$—	$(2)	$(926)	$—	$—	$— **	$(926)

Total	$928	$—	$—	$(2)	$(926)	$—	$—	$—	$(926)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Represents the interest in securities that are bankrupt and have no value at February 28, 2011.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the

12

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on Taiwan-source interest and dividend income are withheld in accordance with applicable Taiwanese law.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

13

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, and foreign currency transactions and Post October currency losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$1,696,633	$3,367,217

Total distributions	$1,696,633	$3,367,217

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, certain tax attributes consisted of the following:

Capital loss carryforwards	$(11,177,352)
Post-October currency loss deferral	$(41,483)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(11,177,352)

Total	$(11,177,352)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$126,878,877	$22,243,443	$(3,972,727)	$18,270,716

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did

14

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis. Taiwanese companies typically declare dividends in the third calendar quarter of each year.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
For the year ended February 28, 2011, the premium on cash purchases of Fund shares was 0.15% of the amount invested and the fee on cash redemptions was 0.45% of the amount redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of

15

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to

16

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries. Certain characteristics of Taiwan’s economy and geographic location also make foreign investment risk particularly pronounced for the Fund. For example, Taiwan is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy also is intricately linked with economies of other Asian countries, which, similar to emerging market economies, are often characterized by over-extension of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment, rapid fluctuation in, among other things, inflation, reliance on exports, and less efficient markets. Currency devaluations in any one country can have a significant effect on the entire region. Recently, the markets in some Asian countries have suffered significant downturns as well as significant volatility. Furthermore, increased political and social unrest in some Asian countries could cause further economic and market uncertainty in the entire region. In particular, the Taiwanese economy is dependent on the economies of Asia, mainly those of Japan and China, but also the United States as key trading partners. Reduction in spending by any of these countries on Taiwanese products and services or negative changes in any of these economies may have an adverse impact on the Taiwanese economy. Taiwan’s geographic proximity to the People’s Republic of China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the continual risk of war with China. These tensions may materially affect the Taiwanese economy and securities markets. All of these risks could reduce the value of an investment in Taiwan Fund.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund because it principally invests in investments tied economically to a single country.

• Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that

17

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform

18

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed

19

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by

20

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a

21

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

22

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated

23

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for an amount equal to the fees and expenses incurred indirectly by the Fund through its investment in other GMO Funds (excluded those Funds’ Excluded Fund Fees and Expenses). “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay any compensation and expenses of the Trust’s Chief Compliance Officer (CCO) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). This expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $1,717 and $575, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $133,611,461 and $112,531,946, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s

24

GMO Taiwan Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, all of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares.

As of February 28, 2011, none of the Fund was held by senior management of the Manager and GMO Trust officers and all of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Share transactions

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	3,812,495	$79,643,637	1,414,619	$22,313,972
Shares issued to shareholders in reinvestment of distributions	81,938	1,696,633	202,585	3,367,217
Shares repurchased	(2,872,301)	(55,015,398)	(5,537,531)	(94,211,136)
Purchase premiums	—	119,645	—	25,853
Redemption fees	—	247,398	—	400,603

Net increase (decrease)	1,022,132	$26,691,915	(3,920,327)	$(68,103,491)

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Taiwan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Taiwan Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

26

GMO Taiwan Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

27

GMO Taiwan Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	1.20%	$1,000.00	$1,297.50	$6.84
2) Hypothetical	1.20%	$1,000.00	$1,018.84	$6.01

*	Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

28

GMO Taiwan Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

During the year ended February 28, 2011, the Fund paid foreign taxes of $553,927 and recognized foreign source income of $2,389,327.

29

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

30

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

31

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

32

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

33

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Tax-Managed International Equities Fund returned +21.5% for the fiscal year ended February 28, 2011, as compared with +20.0% for the MSCI EAFE Index.

Stock selection was the primary driver behind the Fund’s outperformance of the benchmark for the period. Selection was positive within the majority of sectors, and was most pronounced within Energy and Health Care stocks. Within Energy, the Fund benefited from underweight exposure to BP, which declined following the Deepwater Horizon oil spill. Within Health Care stocks, overweight exposure to Novo Nordisk, which outpaced the market, also added positively to results.

Sector selection was a neutral factor for the period. The Fund benefited from overweight exposure to Energy stocks, which outperformed, and from underweight exposure to Financial Services stocks, which lagged the market. However, these gains were offset by overweight exposure to Health Care stocks, which also lagged the market.

Country selection was also a neutral factor for the period.

Exposure to cash detracted from the Fund’s relative returns as the market advanced 20%.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $5,000,000 Investment in
GMO Tax-Managed International Equities Fund Class III Shares and the MSCI EAFE Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Return would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.0%
Short-Term Investments	1.4
Preferred Stocks	1.3
Mutual Funds	0.0	^
Rights and Warrants	0.0	^
Other	0.3

	100.0%

Country Summary*	% of Equity Investments**
Japan	23.8%
United Kingdom	21.3
France	11.5
Germany	7.8
Italy	6.6
Switzerland	5.6
Sweden	3.7
Singapore	3.0
Australia	2.9
Canada	2.0
Denmark	1.9
Spain	1.8
Netherlands	1.7
Hong Kong	1.3
Finland	1.2
Austria	0.9
Belgium	0.9
Ireland	0.9
Greece	0.5
Norway	0.4
New Zealand	0.3
Malta	0.0 ^

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through derivative financial instruments, if any. The table excludes exposure through forward currency contracts. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

1

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

Industry Group Summary	% of Equity Investments**
Pharmaceuticals, Biotechnology & Life Sciences	15.4%
Energy	13.4
Capital Goods	10.7
Materials	7.9
Telecommunication Services	6.8
Automobiles & Components	6.3
Banks	5.7
Utilities	5.2
Food, Beverage & Tobacco	3.6
Consumer Durables & Apparel	3.3
Retailing	3.3
Real Estate	2.4
Media	2.3
Diversified Financials	2.2
Technology Hardware & Equipment	1.9
Food & Staples Retailing	1.4
Transportation	1.4
Software & Services	1.3
Household & Personal Products	1.2
Consumer Services	1.1
Semiconductors & Semiconductor Equipment	1.0
Insurance	0.8
Commercial & Professional Services	0.7
Health Care Equipment & Services	0.7

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.
^	Rounds to 0.0%.

2

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 97.0%
	Australia — 2.9%
17,043	BHP Billiton Ltd	805,353
301,186	BlueScope Steel Ltd	645,475
174,362	Charter Hall Office (REIT)	568,121
40,131	Commonwealth Bank of Australia	2,181,422
484,938	Dexus Property Group (REIT)	424,233
1,147,737	Goodman Group (REIT)	822,587
343,612	GPT Group (REIT)	1,091,382
302,836	Mirvac Group (REIT)	402,794
118,719	Qantas Airways Ltd *	284,443
33,351	QBE Insurance Group Ltd	617,842
11,318	Rio Tinto Ltd	988,239
276,386	Stockland (REIT)	1,075,464
87,104	Suncorp-Metway Ltd	747,752
77,420	TABCORP Holdings Ltd	601,466
982,472	Telstra Corp Ltd	2,797,548
33,812	Wesfarmers Ltd	1,145,355
32,916	Westfield Group (REIT)	328,177
33,113	Woodside Petroleum Ltd	1,444,001
14,458	Woolworths Ltd	396,651

	Total Australia	17,368,305

	Austria — 0.9%
8,606	Erste Group Bank AG	453,995
153,570	Immofinanz AG *	678,165
88,088	Immofinanz AG (Entitlement Shares) *	—
52,920	OMV AG	2,248,835
15,218	Raiffeisen International Bank Holding	913,987
20,435	Voestalpine AG	944,862

	Total Austria	5,239,844

	Belgium — 0.8%
99,807	Ageas	316,646
4,987	Bekaert NV	541,003
34,388	Belgacom SA	1,289,940

See accompanying notes to the financial statements.	3

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Belgium — continued
19,580	Colruyt SA	984,015
9,590	Delhaize Group	740,772
1	Dexia SA *	4
6,642	Mobistar SA	424,573
16,435	Umicore SA	828,624

	Total Belgium	5,125,577

	Canada — 1.9%
33,800	Barrick Gold Corp	1,784,019
30,600	BCE Inc	1,134,488
108,400	EnCana Corp	3,523,516
23,800	Magna International Inc Class A	1,172,178
7,300	Metro Inc Class A	330,606
28,100	Penn West Petroleum Ltd	812,443
16,400	Research In Motion Ltd *	1,082,868
44,300	Sun Life Financial Inc	1,471,423
61,200	Yellow Media Inc	350,866

	Total Canada	11,662,407

	Denmark — 1.9%
9,366	Carlsberg A/S Class B	994,805
31,613	Danske Bank A/S *	741,048
75,054	Novo-Nordisk A/S Class B	9,459,979
1,272	Novozymes A/S Class B	177,787

	Total Denmark	11,373,619

	Finland — 1.2%
10,529	Kone Oyj Class B	574,654
24,298	Metso Oyj	1,256,881
125,427	Nokia Oyj	1,081,389
11,128	Rautaruukki Oyj	258,506
12,300	Sampo Oyj Class A	380,692
90,578	Stora Enso Oyj Class R	1,020,359
11,652	Tieto Oyj	223,683

4	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Finland — continued
68,045	UPM–Kymmene Oyj	1,351,243
11,644	Wartsila Oyj	895,327

	Total Finland	7,042,734

	France — 11.3%
4,067	Air Liquide SA	526,536
6,462	Arkema	472,468
57,265	BNP Paribas	4,469,259
2,944	Bongrain SA	278,242
9,357	Casino Guichard-Perrachon SA	916,246
12,581	Dassault Systemes SA	963,569
12,316	Essilor International SA	880,136
1,613	Esso SAF	233,040
10,133	Eutelsat Communications	404,390
60,913	France Telecom SA	1,347,932
16,002	GDF Suez VVPR Strip *	22
6,902	Hermes International	1,501,426
7,958	L’Oreal SA	925,934
20,102	Lagardere SCA	904,791
21,678	Legrand SA	909,951
25,662	LVMH Moet Hennessy Louis Vuitton SA	4,047,198
3,100	Nexans SA	281,098
4,045	NYSE Euronext	149,345
36,124	PagesJaunes Groupe	352,287
10,826	PPR	1,642,481
10,209	Publicis Groupe SA	582,336
32,694	Renault SA *	2,004,881
58,430	Rhodia SA	1,683,991
22,853	Safran SA	813,418
237,703	Sanofi-Aventis	16,436,668
9,232	Schneider Electric SA	1,529,124
25,742	Societe Generale	1,810,067
3,204	Technip SA	316,649
273,947	Total SA	16,792,957
4,296	Valeo SA *	267,748

See accompanying notes to the financial statements.	5

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	France — continued
4,183	Vallourec SA	434,267
140,156	Vivendi SA	3,994,564

	Total France	67,873,021

	Germany — 6.4%
16,187	Aurubis AG	862,462
36,053	BASF AG	3,006,099
47,206	Bayerische Motoren Werke AG	3,835,132
5,547	Beiersdorf AG	332,892
93,512	Daimler AG (Registered) *	6,608,413
42,627	Deutsche Lufthansa AG (Registered) *	873,313
13,832	Deutsche Post AG (Registered)	254,330
186,959	E.ON AG	6,140,635
230,544	Infineon Technologies AG	2,532,644
8,692	K+S AG	671,920
15,194	Kloeckner & Co AG *	495,676
25,633	Lanxess AG	1,910,014
14,089	MAN SE	1,795,606
17,999	MTU Aero Engines Holding AG	1,202,707
7,796	RWE AG	527,197
14,923	Salzgitter AG	1,241,834
44,511	SAP AG	2,689,741
7,692	Siemens AG (Registered)	1,039,996
6,911	Software AG	1,117,385
5,059	Stada Arzneimittel AG	202,599
29,341	Suedzucker AG	807,502

	Total Germany	38,148,097

	Greece — 0.5%
60,941	Alpha Bank A.E. *	402,875
14,294	EFG Eurobank Ergasias *	91,292
73,690	National Bank of Greece SA *	685,096
69,302	OPAP SA	1,446,975
20,009	Public Power Corp SA	309,437

	Total Greece	2,935,675

6	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Hong Kong — 1.3%
101,000	BOC Hong Kong Holdings Ltd	314,073
258,400	CLP Holdings Ltd	2,104,701
160,365	Esprit Holdings Ltd	789,290
188,000	Hong Kong & China Gas	423,735
61,000	Hutchison Whampoa Ltd	720,404
715,000	Pacific Basin Shipping Ltd	419,788
260,000	Power Assets Holdings Ltd	1,699,699
55,000	Swire Pacific Ltd	771,861
175,000	Yue Yuen Industrial Holdings	552,121

	Total Hong Kong	7,795,672

	Ireland — 0.9%
121,946	C&C Group Plc	594,443
105,452	CRH Plc	2,438,623
24,226	DCC Plc	777,551
29,096	Kerry Group Plc Class A	1,055,831
28,048	Smurfit Kappa Group Plc *	348,472

	Total Ireland	5,214,920

	Italy — 6.5%
16,309	Benetton Group SPA	106,572
34,982	Bulgari SPA	370,830
1,413,959	Enel SPA	8,426,173
614,090	ENI SPA	14,973,094
62,016	Fiat SPA	575,917
22,972	Fondiaria–Sai SPA	217,413
254,826	Intesa San Paolo	859,907
42,591	Maire Tecnimont SPA	174,649
187,413	Mediaset SPA	1,206,546
65,932	Mediobanca SPA	698,011
118,581	Milano Assicurazioni SPA	197,169
80,720	Parmalat SPA	247,486
41,959	Recordati SPA	392,325
43,434	Saipem SPA	2,194,215
250,459	Snam Rete Gas SPA	1,370,387

See accompanying notes to the financial statements.	7

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Italy — continued
1,017,201	Telecom Italia SPA	1,588,078
1,553,914	Telecom Italia SPA-Di RISP	2,056,692
355,286	Terna SPA	1,638,883
726,043	UniCredit SPA	1,867,970

	Total Italy	39,162,317

	Japan — 23.4%
5,200	ABC-Mart Inc	207,560
295	Advance Residence Investment Corp (REIT)	614,754
113,000	Aeon Co Ltd	1,425,742
24,400	Aisin Seiki Co Ltd	934,531
78,000	All Nippon Airways Co Ltd *	282,138
76,800	Alps Electric Co Ltd	1,035,218
13,000	Asahi Breweries Ltd	251,302
67,000	Asahi Glass Co Ltd	936,813
104,000	Asahi Kasei Corp	721,200
81,400	Astellas Pharma Inc	3,200,736
19,000	Canon Inc	918,829
35	Central Japan Railway Co	313,693
205,000	Cosmo Oil Co Ltd	744,663
127	CyberAgent Inc	407,526
49,500	Daiei Inc *	201,811
184,000	Daikyo Inc *	358,195
86,000	Dainippon Screen Manufacturing Co Ltd *	836,763
47,200	Daito Trust Construction Co Ltd	3,867,731
31,900	Dena Co Ltd	1,238,094
132,000	Denki Kagaku Kogyo K K	711,258
20,700	Don Quijote Co Ltd	723,759
39,000	Dowa Holdings Co Ltd	275,645
34,600	Eisai Co Ltd	1,296,188
22,600	Electric Power Development Co Ltd	714,022
26,700	Fanuc Ltd	4,170,785
7,600	Fast Retailing Co Ltd	1,193,236
178,000	Fuji Electric Holdings Co Ltd	604,273
157,000	Fuji Heavy Industries Ltd	1,352,876

8	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
23,500	Fuji Oil Co Ltd	335,657
113,000	Hanwa Co Ltd	527,082
577,000	Hitachi Ltd	3,511,865
90,600	Honda Motor Co Ltd	3,953,981
30,800	Hosiden Corp	354,145
79	INPEX Corp	555,123
353,000	Isuzu Motors Ltd	1,596,265
252,000	Itochu Corp	2,620,568
407	Japan Retail Fund Investment Corp (REIT)	700,524
27,800	JFE Holdings Inc	880,408
631,600	JX Holdings Inc	4,449,291
22,460	K’s Holdings Corp	758,533
365,000	Kajima Corp	978,436
62,000	Kamigumi Co Ltd	546,546
88,900	Kao Corp	2,401,264
229,000	Kawasaki Kisen Kaisha Ltd	1,002,206
418	KDDI Corp	2,714,518
187,000	Kobe Steel Ltd	511,812
62,900	Komatsu Ltd	1,929,689
13,000	Kyudenko Corp	83,102
7,700	Lawson Inc	379,161
231,000	Marubeni Corp	1,773,050
325,000	Mazda Motor Corp	841,697
254,000	Mitsubishi Chemical Holdings Corp	1,862,770
37,300	Mitsubishi Corp	1,037,770
116,000	Mitsubishi Electric Corp	1,378,366
20,350	Mitsubishi UFJ Lease & Finance Co Ltd	904,180
329,000	Mitsui Mining & Smelting Co Ltd	1,309,310
217,000	Mitsui OSK Lines Ltd	1,442,942
440,000	Mizuho Financial Group Inc	906,984
19,500	Murata Manufacturing Co Ltd	1,453,701
21,000	Nagase & Co	273,287
178	Net One Systems Co Ltd	286,672
4,200	Nintendo Co Ltd	1,235,158
19,000	Nippon Corp	134,099

See accompanying notes to the financial statements.	9

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
174,000	Nippon Steel Corp	632,804
68,000	Nippon Telegraph & Telephone Corp	3,326,416
288,000	Nippon Yusen KK	1,273,759
254,700	Nissan Motor Co Ltd	2,617,068
24,000	Nisshinbo Holdings Inc	263,838
9,550	Nitori Co Ltd	845,554
20,900	Nitto Denko Corp	1,267,388
2,114	NTT Docomo Inc	3,971,309
111,000	Obayashi Corp	499,343
19,300	Omron Corp	538,153
12,000	Ono Pharmaceutical Co Ltd	628,303
25,470	ORIX Corp	2,868,476
368,000	Osaka Gas Co Ltd	1,401,380
31,000	Pacific Metals Co Ltd	294,685
169,100	Pioneer Corp *	914,336
10,440	Point Inc	501,974
116,800	Resona Holdings Inc	638,087
54,400	Ricoh Company Ltd	725,854
80,100	Round One Corp	526,524
14,200	Ryohin Keikaku Co Ltd	675,408
7,600	Ryosan Co	199,712
25,000	Sankyo Co Ltd	1,415,962
26,700	Secom Co Ltd	1,347,942
30,500	Sega Sammy Holdings Inc	695,982
39,100	Seven & I Holdings Co Ltd	1,091,407
4,600	Shimamura Co Ltd	445,589
5,700	SMC Corp	978,413
43,800	SoftBank Corp	1,800,797
344,500	Sojitz Corp	776,963
272,400	Sumitomo Corp	4,047,102
305,423	Sumitomo Trust & Banking Co Ltd	1,946,035
434,000	Taiheiyo Cement Co Ltd *	645,685
375,000	Taisei Corp	889,509
19,000	Taisho Pharmaceutical Co Ltd	416,325
167,700	Takeda Pharmaceutical Co Ltd	8,354,806

10	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Japan — continued
112,000	Tokyo Gas Co Ltd	500,703
74,500	Tokyo Steel Manufacturing Co	832,342
165,000	Tokyo Tatemono Co Ltd	778,891
69,000	TonenGeneral Sekiyu KK	814,824
150,000	Tosoh Corp	539,156
101,900	Toyota Motor Corp	4,761,523
68,600	Toyota Tsusho Corp	1,302,629
20,700	Unicharm Corp	801,421
81,800	UNY Co Ltd	816,360
6,990	USS Co Ltd	567,213
1,632	Yahoo Japan Corp	615,274
27,070	Yamada Denki Co Ltd	2,067,841
64,500	Yamaha Motor Co Ltd *	1,147,290
46,000	Zeon Corp	471,975

	Total Japan	140,649,833

	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—

	Netherlands — 1.6%
3,322	Boskalis Westminster	172,645
27,844	CSM	990,093
3,771	Fugro NV	317,217
4,124	Heineken Holding NV	189,443
21,047	Heineken NV	1,085,431
451,268	ING Groep NV *	5,660,944
56,813	Koninklijke BAM Groep NV	364,535
16,632	Koninklijke DSM NV	977,019

	Total Netherlands	9,757,327

	New Zealand — 0.3%
109,281	Fletcher Building Ltd	725,197
658,907	Telecom Corp of New Zealand	1,037,263

	Total New Zealand	1,762,460

See accompanying notes to the financial statements.	11

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Norway — 0.4%
23,130	Acergy SA	595,850
30,400	DnB NOR ASA	470,509
15,844	Frontline Ltd	429,137
11,446	Statoil ASA	302,222
8,264	Yara International ASA	438,786

	Total Norway	2,236,504

	Singapore — 2.9%
712,000	CapitaCommercial Trust (REIT)	773,055
228,000	Cosco Corp	353,437
346,000	Ezra Holdings Ltd	426,461
106,000	Fraser & Neave Ltd	469,303
921,000	Genting Singapore Plc *	1,386,836
4,598,000	Golden Agri-Resources Ltd	2,358,436
223,000	Ho Bee Investment Ltd	234,413
370,200	Jaya Holdings Ltd *	162,122
154,000	Keppel Corp Ltd	1,368,468
81,000	Keppel Land Ltd	269,497
667,500	Neptune Orient Lines Ltd *	1,081,400
160,000	Noble Group Ltd	259,545
161,000	Oversea-Chinese Banking Corp Ltd	1,168,778
407,000	SembCorp Marine Ltd	1,721,479
20,000	Singapore Airlines Ltd	214,761
186,000	Singapore Exchange Ltd	1,159,089
313,000	Singapore Press Holdings Ltd	955,572
829,670	Singapore Telecommunications	1,943,012
546,001	Suntec Real Estate Investment Trust (REIT)	636,866
391,000	Swiber Holdings Ltd *	242,258
42,000	Venture Corp Ltd	312,419

	Total Singapore	17,497,207

	Spain — 1.8%
90,290	Banco Popular Espanol SA	546,116
164,861	Banco Santander SA	2,029,726
50,417	Gas Natural SDG SA	861,419

12	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Spain — continued
87,870	Iberdrola SA	766,666
22,039	Inditex SA	1,597,151
104,342	Repsol YPF SA	3,502,655
55,964	Telefonica SA	1,422,840

	Total Spain	10,726,573

	Sweden — 3.6%
41,320	Alfa Laval AB	844,147
39,690	Assa Abloy AB Class B	1,111,567
42,420	Atlas Copco AB	964,272
93,076	Atlas Copco AB Class A	2,340,181
73,298	Hennes & Mauritz AB Class B	2,394,962
6,996	Modern Times Group AB Class B	468,197
95,323	Sandvik AB	1,829,500
42,403	Scania AB Class B	945,740
168,930	Skandinaviska Enskilda Banken AB Class A	1,536,610
48,983	SKF AB Class B	1,367,128
11,563	Svenska Handelsbanken AB Class A	390,589
161,311	Swedbank AB Class A *	2,842,313
25,856	Swedish Match AB	816,827
29,390	Tele2 AB Class B	671,056
56,462	Trelleborg AB Class B	566,990
146,994	Volvo AB Class B *	2,544,127

	Total Sweden	21,634,206

	Switzerland — 5.5%
2,523	Bobst Group AG (Registered) *	116,888
72,126	Compagnie Financiere Richemont SA Class A	4,127,339
129,941	Nestle SA (Registered)	7,357,130
211,856	Novartis AG (Registered)	11,905,594
26,587	Roche Holding AG (Non Voting)	4,010,448
6,641	Swatch Group AG	2,828,810
2,252	Swisscom AG (Registered)	994,288
10,518	Synthes Inc	1,444,012

	Total Switzerland	32,784,509

See accompanying notes to the financial statements.	13

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	United Kingdom — 21.0%
47,044	3i Group Plc	238,834
44,297	Aggreko Plc	1,042,362
79,832	Amlin Plc	502,798
26,816	Antofagasta Plc	614,134
255,800	ARM Holdings Plc	2,556,027
22,385	Associated British Foods Plc	351,794
316,375	AstraZeneca Plc	15,480,960
56,991	BAE Systems Plc	304,770
510,179	Barclays Plc	2,647,644
153,272	BG Group Plc	3,732,269
42,870	BHP Billiton Plc	1,699,342
419,744	BP Plc	3,383,837
52,050	British American Tobacco Plc	2,085,332
72,247	British Sky Broadcasting Group Plc	923,605
1,334,209	BT Group Plc	3,962,912
120,692	Burberry Group Plc	2,352,206
39,353	Capita Group Plc	464,124
284,183	Centrica Plc	1,571,499
197,295	Cobham Plc	723,094
131,875	Compass Group Plc	1,186,633
26,105	Cookson Group Plc *	277,687
13,123	Croda International Plc	337,844
46,636	Diageo Plc	911,762
147,071	Drax Group Plc	943,880
60,184	Eurasian Natural Resources Corp	944,277
39,184	Experian Plc	496,918
73,151	FirstGroup Plc	434,079
18,336	Fresnillo Plc	475,743
934,788	GlaxoSmithKline Plc	17,944,572
259,984	Home Retail Group Plc	932,881
52,842	HSBC Holdings Plc	581,957
45,792	ICAP Plc	387,620
41,712	IMI Plc	602,887
92,859	Inchcape Plc *	586,101
26,347	Intertek Group Plc	772,456

14	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	United Kingdom — continued
40,448	J Sainsbury Plc	249,887
35,045	Kazakhmys Plc	823,738
242,975	Legal & General Group Plc	469,410
1,390,039	Lloyds Banking Group Plc *	1,403,756
206,704	Man Group Plc	965,836
55,775	Next Plc	1,791,558
35,724	Petrofac Ltd	808,869
243,834	Punch Taverns Plc *	263,509
34,328	Reckitt Benckiser Group Plc	1,769,809
57,698	Reed Elsevier Plc	515,162
74,581	Rio Tinto Plc	5,251,745
70,203	Rolls–Royce Group Plc *	704,633
178,548	Royal Dutch Shell Group Class A (Amsterdam)	6,427,672
87,292	Royal Dutch Shell Plc A Shares (London)	3,140,141
183,501	Royal Dutch Shell Plc B Shares (London)	6,559,853
156,433	Sage Group Plc (The)	722,993
63,700	Scottish & Southern Energy Plc	1,282,904
39,291	Shire Plc	1,112,734
128,530	Smith & Nephew Plc	1,488,815
72,945	Standard Chartered Plc	1,929,311
71,541	Travis Perkins Plc	1,157,500
14,465	Unilever Plc	428,870
2,703,170	Vodafone Group Plc	7,674,557
44,654	Weir Group Plc (The)	1,244,795
253,927	William Hill Plc	791,830
62,961	Wolseley Plc *	2,192,201
82,850	WPP Plc	1,140,214
49,729	Xstrata Plc	1,137,358

	Total United Kingdom	125,904,500

	TOTAL COMMON STOCKS (COST $456,319,017)	581,895,307

See accompanying notes to the financial statements.	15

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value		Description	Value ($)

		PREFERRED STOCKS — 1.3%

		Germany — 1.3%
	13,919	Henkel AG & Co KGaA 1.61%	838,648
	25,650	Porsche Automobil Holding SE 0.17%	2,043,449
	36,657	ProSiebenSat.1 Media AG 4.97%	1,191,192
	21,154	Volkswagen AG 1.87%	3,597,339

		Total Germany	7,670,628

		TOTAL PREFERRED STOCKS (COST $5,628,156)	7,670,628

		RIGHTS AND WARRANTS — 0.0%

		Austria — 0.0%
	153,570	Immofinanz AG Rights, Expires 03/02/11 *	—

		TOTAL RIGHTS AND WARRANTS (COST $0)	—

		MUTUAL FUNDS — 0.0%

		United States — 0.0%
		Affiliated Issuers
	10,521	GMO U.S. Treasury Fund	263,025

		TOTAL MUTUAL FUNDS (COST $263,025)	263,025

		SHORT-TERM INVESTMENTS — 1.4%

		Time Deposits — 1.4%
AUD	94,518	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.84%, due 03/01/11	96,234
CAD	12,735	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.23%, due 03/01/11	13,108
CHF	9,576	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	10,306
JPY	2,579,450	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	31,532
NOK	218,711	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.97%, due 03/01/11	39,054
NZD	37,260	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.15%, due 03/01/11	28,033
SEK	143,388	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 03/01/11	22,639
SGD	67,722	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	53,249
GBP	27,821	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 03/01/11	45,227
HKD	77,836	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/11	9,994

16	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value		Description	Value ($)
		Time Deposits — continued
DKK	55,971	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/11	10,359
EUR	3,371,041	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.12%, due 03/01/11	4,651,869
EUR	2,171,946	Citibank (New York) Time Deposit, 0.12%, due 03/01/11	2,997,176
USD	298,217	HSBC Bank (New York) Time Deposit, 0.03%, due 03/01/11	298,217

		Total Time Deposits	8,306,997

		TOTAL SHORT-TERM INVESTMENTS (COST $8,306,997)	8,306,997

		TOTAL INVESTMENTS — 99.7% (Cost $470,517,195)	598,135,957
		Other Assets and Liabilities (net) — 0.3%	1,739,636

		TOTAL NET ASSETS — 100.0%	$599,875,593

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

See accompanying notes to the financial statements.	17

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $470,254,170) (Note 2)	$597,872,932
Investments in affiliated issuers, at value (cost $263,025) (Notes 2 and 10)	263,025
Foreign currency, at value (cost $1,345) (Note 2)	1,358
Dividends receivable	2,057,146
Foreign taxes receivable	144,580
Receivable for expenses reimbursed by Manager (Note 5)	50,204
Miscellaneous receivable	28

Total assets	600,389,273

Liabilities:
Payable to affiliate for (Note 5):
Management fee	228,099
Shareholder service fee	68,430
Trustees and Trust Officers or agents unaffiliated with the Manager	1,413
Accrued expenses	215,738

Total liabilities	513,680

Net assets	$599,875,593

Net assets consist of:
Paid-in capital	$589,509,080
Distributions in excess of net investment income	(2,250,363)
Accumulated net realized loss	(115,112,371)
Net unrealized appreciation	127,729,247

$599,875,593

Net assets attributable to:
Class III shares	$599,875,593

Shares outstanding:
Class III	38,929,206

Net asset value per share:
Class III	$15.41

18	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends (net of withholding taxes of $1,440,746)	$15,888,514
Interest	14,982
Dividends from affiliated issuers (Note 10)	169

Total investment income	15,903,665

Expenses:
Management fee (Note 5)	2,785,950
Shareholder service fee – Class III (Note 5)	835,785
Custodian and fund accounting agent fees	406,763
Audit and tax fees	89,848
Transfer agent fees	33,913
Legal fees	22,118
Trustees fees and related expenses (Note 5)	11,929
Registration fees	1,012
Miscellaneous	54,693

Total expenses	4,242,011
Fees and expenses reimbursed by Manager (Note 5)	(594,364)
Expense reductions (Note 2)	(248)

Net expenses	3,647,399

Net investment income (loss)	12,256,266

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,979,859
Futures contracts	248,283
Written options	491,823
Foreign currency, forward contracts and foreign currency related transactions	(34,034)

Net realized gain (loss)	5,685,931

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	93,401,227
Futures contracts	308,049
Written options	(255,555)
Foreign currency, forward contracts and foreign currency related transactions	269,458

Net unrealized gain (loss)	93,723,179

Net realized and unrealized gain (loss)	99,409,110

Net increase (decrease) in net assets resulting from operations	$111,665,376

See accompanying notes to the financial statements.	19

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$12,256,266	$11,114,190
Net realized gain (loss)	5,685,931	(73,948,723)
Change in net unrealized appreciation (depreciation)	93,723,179	238,686,937

Net increase (decrease) in net assets from operations	111,665,376	175,852,404

Distributions to shareholders from:
Net investment income
Class III	(12,622,343)	(15,061,272)

Net share transactions (Note 9):
Class III	(46,345,846)	(27,636,783)

Total increase (decrease) in net assets	52,697,187	133,154,349

Net assets:
Beginning of period	547,178,406	414,024,057

End of period (including distributions in excess of net investment income of $2,250,363 and $2,405,751, respectively)	$599,875,593	$547,178,406

20	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$12.97		$9.28		$18.73		$20.76		$18.31

Income (loss) from investment operations:
Net investment income (loss)†	0.30		0.26		0.48		0.51		0.36
Net realized and unrealized gain (loss)	2.47		3.80		(8.92)		0.20	(a)	3.28

Total from investment operations	2.77		4.06		(8.44)		0.71		3.64

Less distributions to shareholders:
From net investment income	(0.33)		(0.37)		(0.49)		(0.57)		(0.40)
From net realized gains	—		—		(0.52)		(2.17)		(0.79)

Total distributions	(0.33)		(0.37)		(1.01)		(2.74)		(1.19)

Net asset value, end of period	$15.41		$12.97		$9.28		$18.73		$20.76

Total Return(b)	21.51%		43.60%		(46.71)%		2.28%		20.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$599,876		$547,178		$414,024		$1,092,346		$1,105,264
Net expenses to average daily net assets	0.65	%(c)(d)	0.65	%(c)	0.67	%(c)	0.69	%(c)	0.69%
Net investment income (loss) to average daily net assets	2.20%		2.08%		3.09%		2.33%		1.83%
Portfolio turnover rate	40%		49%		67%		41%		34%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.09%		0.11%		0.09%		0.08%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	21

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Tax-Managed International Equities Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is high after-tax total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the MSCI EAFE Index (after tax). The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

The Manager considers the tax effects of a proposed trade in conjunction with the return forecast of the identified equities, and their potential contribution to the overall portfolio. The Manager also may consider the Fund’s available realized and unrealized amounts of gains and losses, and current market conditions.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to countries other than the U.S. Under normal circumstances, the Fund

22

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

invests directly and indirectly at least 80% of its assets in equity investments. The terms “equities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. The Manager may make investments tied economically to emerging countries. These investments generally will represent 15% or less of the Fund’s total assets.

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, 96.3% of the net assets of the Fund were valued using fair value prices based on those adjustments and are

23

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

classified as using Level 2 inputs in the table below. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities and derivatives due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

24

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Australia	$—	$17,368,305	$—	$17,368,305
Austria	—	5,239,844	—	5,239,844
Belgium	—	5,125,577	—	5,125,577
Canada	11,662,407	—	—	11,662,407
Denmark	—	11,373,619	—	11,373,619
Finland	—	7,042,734	—	7,042,734
France	—	67,873,021	—	67,873,021
Germany	—	38,148,097	—	38,148,097
Greece	—	2,935,675	—	2,935,675
Hong Kong	—	7,795,672	—	7,795,672
Ireland	—	5,214,920	—	5,214,920
Italy	—	39,162,317	—	39,162,317
Japan	—	140,649,833	—	140,649,833
Malta	—	0 *	—	0
Netherlands	—	9,757,327	—	9,757,327
New Zealand	—	1,762,460	—	1,762,460
Norway	—	2,236,504	—	2,236,504
Singapore	—	17,497,207	—	17,497,207
Spain	—	10,726,573	—	10,726,573
Sweden	—	21,634,206	—	21,634,206
Switzerland	—	32,784,509	—	32,784,509
United Kingdom	—	125,904,500	—	125,904,500

TOTAL COMMON STOCKS	11,662,407	570,232,900	—	581,895,307

Preferred Stocks
Germany	—	7,670,628	—	7,670,628

TOTAL PREFERRED STOCKS	—	7,670,628	—	7,670,628

Rights and Warrants
Austria	—	0 *	—	0

TOTAL RIGHTS AND WARRANTS	—	0	—	0

25

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  ASSET VALUATION INPUTS — continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds
United States	$263,025	$—	$—	$263,025

TOTAL MUTUAL FUNDS	263,025	—	—	263,025

Short-Term Investments
Time Deposits	8,306,997	—	—	8,306,997

Total Short-Term Investments	8,306,997	—	—	8,306,997

Total Investments	20,232,429	577,903,528	—	598,135,957

Total	$20,232,429	$577,903,528	$—	$598,135,957

*	Represents the interest in securities that have no value at February 28, 2011.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

26

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions, capital loss carryforwards, and losses on wash sale transactions.

27

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$12,622,343	$15,061,272

Total distributions	$12,622,343	$15,061,272

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$3,132,673

Other Tax Attributes:
Capital loss carryforwards	$(115,112,358)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(115,112,358)

Total	$(115,112,358)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$475,758,657	$130,043,213	$(7,665,913)	$122,377,300

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of

28

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s transfer agent. BBH’s and State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and an investor may incur tax liabilities that exceed their economic return. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of

29

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in kind); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such

30

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically

31

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In

32

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rates and to adjust exposure to foreign currencies. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign

33

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor, supplied by a third party vendor using that vendor’s proprietary models. During the year ended February 28, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio and to adjust exposure to certain securities markets. The fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2011, the Fund used purchased call options contracts to as a substitute for direct equity investment (when paired with written put options). The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2011, the Fund used written put option contracts as a substitute for direct investment (when paired with purchased call options). The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in

34

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal			Principal
	Amount	Number		Amount	Number
	of Contracts	of Contracts	Premiums	of Contracts	of Contracts	Premiums

Outstanding, beginning of year	(1,047,916)	—	$(491,823)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—
Options expired	1,047,916	—	491,823	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

35

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

36

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Equity	Other
	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (rights and warrants)	$—	$—	$0	$—	$0

Total	$—	$—	$0	$—	$0

37

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended
February 28, 2011∧:

	Interest rate	Foreign currency	Equity	Other
	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments, at value, (rights and warrants)	$—	$—	$(88,962)	$—	$(88,962)
Forward Currency Contracts		(12,016)			(12,016)
Futures Contracts			248,283		248,283
Written option contracts			491,823		491,823

Total	$—	$(12,016)	$651,144	$—	$639,128

Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$308,049	$—	$308,049
Investments, (rights and warrants)	—	—	(247,719)	—	(247,719)
Forward currency contracts	—	117,049	—	—	117,049
Written option contracts	—	—	(255,555)	—	(255,555)

Total	$—	$117,049	$(195,225)	$—	$(78,176)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and right and warrants), or principal amounts (options) outstanding at each month-end, was as follows for the period ended February 28, 2011:

	Forward
	currency	Futures		Rights/
	contracts	contracts	Options	Warrants

Average amount outstanding	$2,929,814	$3,789,771	$1,587,698	$20,161

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.50% of the Fund’s average daily net assets (the “Expense Reimbursement

38

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These contractual expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $11,929 and $4,043, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

Indirect Net Expenses
(excluding shareholder
service fees and	Indirect Shareholder
interest expense)	Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $214,455,334 and $246,353,776, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

39

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

8.	Principal shareholders and related parties

As of February 28, 2011, 22.38% of the outstanding shares of the Fund were held by two shareholders. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 0.63% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	3,622,498	$45,310,663	4,695,558	$58,406,771
Shares issued to shareholders in reinvestment of distributions	471,904	6,752,942	550,972	7,346,499
Shares repurchased	(7,368,609)	(98,409,451)	(7,646,088)	(93,390,053)

Net increase (decrease)	(3,274,207)	$(46,345,846)	(2,399,558)	$(27,636,783)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$—	$3,371,093	$3,108,068	$169	$—	$263,025

Totals	$—	$3,371,093	$3,108,068	$169	$—	$263,025

40

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed International Equities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed International Equities Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

41

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

42

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.66%	$1,000.00	$1,253.80	$3.69
2) Hypothetical	0.66%	$1,000.00	$1,021.52	$3.31

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

43

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

During the year ended February 28, 2011, the Fund paid foreign taxes of $1,439,884 and recognized foreign source income of $17,328,398.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

44

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

45

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

46

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Tax-Managed U.S. Equities Fund returned +15.2% for the fiscal year ended February 28, 2011, as compared with +24.3% for the Russell 3000 Index.

The Fund’s underperformance for the fiscal year is attributed to the combination of sector selection and stock selection. Within sector selection, underweight exposure to Energy stocks, the top performing sector for the period, detracted from relative returns. Overweight exposure to Health Care and Consumer Staples stocks, which lagged the market, also detracted from relative returns. The portfolio benefited from underweight exposure to Financial Services stocks, which also lagged the market.

Stock selection also detracted from relative performance. Selections within Consumer Staples, Health Care, and Information Technology were the three primary detractors. Within Consumer Staples, overweight exposure to Wal-Mart, which lagged the market, detracted from relative returns. This loss more than offset the gain from overweight exposure to Phillip Morris International, which outpaced the market. Within Health Care, the primary detractor was overweight exposure to Merck, which declined over the period, and Johnson & Johnson, which posted near-zero results. Within Information Technology, losses from overweight exposure to Cisco and Microsoft, which both declined over the period, more than offset gains from overweight exposure to Apple and Oracle, which outperformed the market.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $5,000,000 Investment in
GMO Tax-Managed U.S. Equities Fund Class III Shares and the Russell 3000 Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

*	Russell 3000 + Index represents the S&P 500 Index prior to October 15, 2007 and the Russell 3000 Index thereafter.

The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russelltm is a trademark of the Frank Russell Company.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.5%
Mutual Funds	1.4
Short-Term Investments	0.1
Rights and Warrants	0.1
Other	(0.1)

100.0%

Industry Group Summary	% of Equity Investments*
Software & Services	21.1%
Pharmaceuticals, Biotechnology & Life Sciences	19.5
Food, Beverage & Tobacco	11.4
Health Care Equipment & Services	9.1
Household & Personal Products	6.4
Technology Hardware & Equipment	6.3
Food & Staples Retailing	6.0
Capital Goods	3.9
Consumer Services	2.6
Retailing	2.1
Energy	2.1
Telecommunication Services	1.9
Insurance	1.5
Consumer Durables & Apparel	1.5
Media	1.3
Materials	0.9
Commercial & Professional Services	0.6
Transportation	0.5
Real Estate	0.4
Diversified Financials	0.2
Semiconductors & Semiconductor Equipment	0.2
Automobiles & Components	0.2
Banks	0.2
Utilities	0.1

100.0%

*	Equity investments may consist of common stocks, and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

1

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 98.5%

	Automobiles & Components — 0.2%
100	Autoliv, Inc.	7,489
100	BorgWarner, Inc. *	7,761
100	Dana Holding Corp. *	1,888
100	Harley-Davidson, Inc.	4,082
200	TRW Automotive Holdings Corp. *	11,360

	Total Automobiles & Components	32,580

	Banks — 0.2%
1,400	CapitalSource, Inc.	10,612
100	CIT Group, Inc. *	4,332
200	New York Community Bancorp, Inc.	3,732
100	PNC Financial Services Group, Inc.	6,170
200	Regions Financial Corp.	1,528

	Total Banks	26,374

	Capital Goods — 3.9%
2,600	3M Co.	239,798
200	Ametek, Inc.	8,390
200	Caterpillar, Inc.	20,586
100	Cummins, Inc.	10,112
1,800	Danaher Corp.	91,080
200	Deere & Co.	18,030
100	Eaton Corp.	11,078
100	Fastenal Co.	6,213
200	General Electric Co.	4,184
800	General Dynamics Corp.	60,896
200	Ingersoll-Rand Plc	9,060
100	ITT Industries, Inc.	5,793
100	Joy Global, Inc.	9,738
100	L-3 Communications Holdings, Inc.	7,929
60	Lockheed Martin Corp.	4,750
100	Navistar International Corp. *	6,198
200	Northrop Grumman Corp.	13,336

2	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Capital Goods — continued
100	Paccar, Inc.	5,013
100	Parker Hannifin Corp.	8,918
130	Precision Castparts Corp.	18,427
200	Primoris Services Corp.	1,710
300	Rockwell Collins, Inc.	19,332
600	United Technologies Corp.	50,124

	Total Capital Goods	630,695

	Commercial & Professional Services — 0.6%
300	Copart, Inc. *	12,603
200	Dun & Bradstreet Corp.	16,160
200	IHS, Inc.-Class A *	16,740
500	Pitney Bowes, Inc.	12,590
500	Rollins, Inc.	9,810
300	Stericycle, Inc. *	25,926
100	Verisk Analytics, Inc.-Class A *	3,235

	Total Commercial & Professional Services	97,064

	Consumer Durables & Apparel — 1.5%
700	Coach, Inc.	38,444
40	Deckers Outdoor Corp. *	3,529
100	Fortune Brands, Inc.	6,186
100	Fossil, Inc. *	7,674
1,900	Nike, Inc.-Class B	169,157
200	VF Corp.	19,134

	Total Consumer Durables & Apparel	244,124

	Consumer Services — 2.6%
700	Apollo Group, Inc.-Class A *	31,682
30	Chipotle Mexican Grill, Inc. *	7,350
200	Choice Hotels International, Inc.	7,724
200	Darden Restaurants, Inc.	9,426
100	ITT Educational Services, Inc. *	7,585
400	Las Vegas Sands Corp. *	18,656

See accompanying notes to the financial statements.	3

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Consumer Services — continued
3,900	McDonald’s Corp.	295,152
100	MGM Mirage *	1,394
200	Weight Watchers International, Inc.	12,226
40	Wynn Resorts Ltd.	4,917
500	Yum! Brands, Inc.	25,165

	Total Consumer Services	421,277

	Diversified Financials — 0.2%
200	American Capital Ltd. *	1,868
200	Capital One Financial Corp.	9,954
200	GAMCO Investors, Inc.-Class A	9,288
100	Safeguard Scientifics, Inc. *	2,098
1,000	SLM Corp. *	14,820

	Total Diversified Financials	38,028

	Energy — 2.0%
100	Approach Resources, Inc. *	3,255
100	Baker Hughes, Inc.	7,105
600	Chevron Corp.	62,250
100	Concho Resources Inc. *	10,652
1,574	ConocoPhillips	122,568
10	Diamond Offshore Drilling, Inc.	782
100	Exxon Mobil Corp.	8,553
500	Marathon Oil Corp.	24,800
100	Murphy Oil Corp.	7,353
300	National Oilwell Varco, Inc.	23,871
100	Oil States International, Inc. *	7,279
100	Pioneer Natural Resources Co.	10,234
100	Rowan Cos, Inc. *	4,267
150	Schlumberger Ltd.	14,013
100	Ship Finance International Ltd.	2,079
200	Sunoco, Inc.	8,372
500	Valero Energy Corp.	14,090

	Total Energy	331,523

4	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Food & Staples Retailing — 5.9%
700	Costco Wholesale Corp.	52,353
500	CVS Caremark Corp.	16,530
1,000	Kroger Co. (The)	22,900
300	Safeway, Inc.	6,546
2,300	Sysco Corp.	63,917
4,000	Walgreen Co.	173,360
12,000	Wal-Mart Stores, Inc.	623,760

	Total Food & Staples Retailing	959,366

	Food, Beverage & Tobacco — 11.2%
5,800	Altria Group, Inc.	147,146
600	Brown-Forman Corp.-Class B	41,490
1,100	Campbell Soup Co.	37,026
500	Coca-Cola Enterprises, Inc.	13,150
8,600	Coca-Cola Co. (The)	549,712
300	Flowers Foods, Inc.	7,980
2,300	General Mills, Inc.	85,422
400	Hansen Natural Corp. *	23,020
1,000	Hershey Co. (The)	52,320
700	HJ Heinz Co.	35,154
1,200	Hormel Foods Corp.	32,880
200	J.M. Smucker Co. (The)	13,768
1,500	Kellogg Co.	80,340
500	Kraft Foods, Inc.-Class A	15,920
600	Lorillard, Inc.	46,062
600	McCormick & Co., Inc. (Non Voting)	28,590
6,030	PepsiCo, Inc.	382,423
3,200	Philip Morris International, Inc.	200,896
1,000	Reynolds American, Inc.	34,320
500	Sara Lee Corp.	8,560

	Total Food, Beverage & Tobacco	1,836,179

See accompanying notes to the financial statements.	5

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Health Care Equipment & Services — 8.9%
600	Aetna, Inc.	22,416
200	AMERIGROUP Corp. *	11,470
600	AmerisourceBergen Corp.	22,746
2,200	Baxter International, Inc.	116,930
900	Becton, Dickinson and Co.	72,000
400	C.R. Bard, Inc.	39,104
600	Cardinal Health, Inc.	24,984
300	CareFusion Corp. *	8,196
300	Cerner Corp. *	30,135
300	Coventry Health Care, Inc. *	9,060
500	DENTSPLY International, Inc.	18,685
500	Edwards Lifesciences Corp. *	42,520
1,700	Express Scripts, Inc. *	95,574
200	Gen-Probe, Inc. *	12,576
300	Health Net, Inc. *	8,826
400	Henry Schein, Inc. *	27,592
300	Humana, Inc. *	19,503
300	Idexx Laboratories, Inc. *	23,310
60	Intuitive Surgical, Inc. *	19,677
200	Kinetic Concepts, Inc. *	9,794
500	Laboratory Corp. of America Holdings *	45,065
300	McKesson Corp.	23,784
200	Mednax, Inc. *	12,986
4,500	Medtronic, Inc.	179,640
400	Omnicare, Inc.	11,452
500	Patterson Cos., Inc.	16,690
600	Quest Diagnostics, Inc.	34,050
600	ResMed, Inc. *	18,960
1,400	Stryker Corp.	88,564
1,300	St Jude Medical, Inc. *	62,244
4,721	UnitedHealth Group, Inc.	201,020
400	Varian Medical Systems, Inc. *	27,712
100	VCA Antech, Inc. *	2,504

6	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
700	WellPoint, Inc. *	46,529
900	Zimmer Holdings, Inc. *	56,106

	Total Health Care Equipment & Services	1,462,404

	Household & Personal Products — 6.3%
900	Avon Products, Inc.	25,029
300	Church & Dwight Co., Inc.	22,632
600	Clorox Co.	40,656
1,800	Colgate-Palmolive Co.	141,336
600	Estee Lauder Cos. (The), Inc.-Class A	56,646
100	Herbalife Ltd.	7,841
1,500	Kimberly-Clark Corp.	98,850
10,100	Procter & Gamble Co. (The)	636,805

	Total Household & Personal Products	1,029,795

	Insurance — 1.5%
100	ACE, Ltd.	6,325
100	Allied World Assurance Company Holdings Ltd.	6,171
200	Allstate Corp. (The)	6,356
100	American Financial Group, Inc.	3,463
1,000	American International Group, Inc.	37,060
200	Aon Corp.	10,528
100	Arch Capital Group Ltd. *	9,050
200	Assurant, Inc.	8,126
200	Axis Capital Holdings Ltd.	7,264
100	Brown & Brown, Inc.	2,614
100	Chubb Corp.	6,068
300	CNO Financial Group, Inc. *	2,172
200	Endurance Specialty Holdings Ltd.	9,918
400	Hartford Financial Services Group (The), Inc.	11,840
100	PartnerRe Ltd.	7,930
400	Progressive Corp. (The)	8,332
200	Prudential Financial, Inc.	13,166
100	RenaissanceRe Holdings Ltd.	6,702

See accompanying notes to the financial statements.	7

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Insurance — continued
200	Symetra Financial Corp.	2,860
100	Torchmark Corp.	6,525
100	Transatlantic Holdings, Inc.	5,093
600	Travelers Cos. (The), Inc.	35,958
300	Unitrin, Inc.	8,787
300	Validus Holdings Ltd.	9,285
300	W.R. Berkley Corp.	8,985

	Total Insurance	240,578

	Materials — 0.9%
10	CF Industries Holdings, Inc.	1,413
100	Domtar Corp.	8,740
500	E.I. du Pont de Nemours & Co.	27,435
800	Ecolab, Inc.	38,912
280	Freeport-McMoRan Copper & Gold, Inc.	14,826
200	Huntsman Corp.	3,530
100	LSB Industries, Inc. *	3,028
100	PPG Industries, Inc.	8,838
100	Sherwin-Williams Co. (The)	8,212
300	Sigma-Aldrich Corp.	19,167
200	Southern Copper Corp.	8,464
100	Valhi, Inc.	2,389

	Total Materials	144,954

	Media — 1.2%
300	Arbitron, Inc.	11,943
100	Cablevision Systems Corp.-Class A	3,685
300	CBS Corp.-Class B (Non Voting)	7,158
200	Charter Communications, Inc. *	9,154
200	Clear Channel Outdoor Holdings, Inc.-Class A *	2,948
1,600	Comcast Corp.-Class A	41,216
300	DirectTV – Class A *	13,791
200	Gannett Co., Inc.	3,302
300	Liberty Global, Inc.-Class A *	12,630

8	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Media — continued
100	Liberty Media Corp. Capital-Class A *	7,256
100	Liberty Media Corp.-Starz-Class A *	7,020
200	McGraw-Hill Cos. (The), Inc.	7,736
300	Time Warner Cable, Inc.	21,654
900	Time Warner, Inc.	34,380
200	Viacom, Inc.-Class B	8,932
19	Washington Post Co. (The)-Class B	8,229

	Total Media	201,034

	Pharmaceuticals, Biotechnology & Life Sciences — 19.2%
6,000	Abbott Laboratories	288,600
1,300	Allergan, Inc.	96,421
3,900	Amgen, Inc. *	200,187
300	Biogen Idec, Inc. *	20,520
6,700	Bristol-Myers Squibb Co.	172,927
100	Cephalon, Inc. *	5,631
200	Covance, Inc. *	11,286
5,900	Eli Lilly & Co.	203,904
700	Endo Pharmaceuticals Holdings, Inc. *	24,864
700	Enzon Pharmaceuticals, Inc. *	7,476
1,500	Forest Laboratories, Inc. *	48,600
100	Genzyme Corp. *	7,545
3,000	Gilead Sciences, Inc. *	116,940
100	Hospira, Inc. *	5,285
100	Illumina, Inc. *	6,940
10,100	Johnson & Johnson	620,544
13,761	Merck & Co., Inc.	448,196
170	Mettler-Toledo International, Inc. *	29,133
100	Mylan, Inc. *	2,287
38,464	Pfizer, Inc.	740,047
500	Pharmaceutical Product Development, Inc.	13,735
200	Techne Corp.	14,338
400	Theravance, Inc. *	9,112

See accompanying notes to the financial statements.	9

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences — continued
100	Thermo Fisher Scientific, Inc. *	5,582
400	Waters Corp. *	33,220

	Total Pharmaceuticals, Biotechnology & Life Sciences	3,133,320

	Real Estate — 0.4%
500	Annaly Capital Management, Inc. REIT	8,965
70	AvalonBay Communities, Inc. REIT	8,472
300	CommonWealth REIT	8,613
100	Equity Residential REIT	5,511
100	Forest City Enterprises, Inc.-Class A REIT *	1,890
510	General Growth Properties, Inc. REIT	8,119
100	Public Storage REIT	11,225
50	Simon Property Group, Inc. REIT	5,502
100	UDR, Inc. REIT	2,432

	Total Real Estate	60,729

	Retailing — 2.1%
300	Advance Auto Parts, Inc.	18,804
50	Amazon.com, Inc. *	8,664
400	AutoNation, Inc. *	13,456
110	AutoZone, Inc. *	28,374
500	Best Buy Co., Inc.	16,120
100	Dillard’s, Inc.-Class A	4,234
500	Dollar Tree, Inc. *	25,160
200	Family Dollar Stores, Inc.	10,016
600	Genuine Parts Co.	31,614
600	Home Depot, Inc.	22,482
300	J.C. Penney Co., Inc.	10,488
500	Liberty Media Corp.-Interactive-Class A *	8,030
200	Limited Brands, Inc.	6,404
200	Macy’s, Inc.	4,780
40	Netflix, Inc. *	8,267
200	O’Reilly Automotive, Inc. *	11,116
100	PetSmart, Inc.	4,087

10	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Retailing — continued
20	Priceline.com Inc. *	9,078
200	Ross Stores, Inc.	14,408
300	Sears Holdings Corp. *	24,993
200	Target Corp.	10,510
700	TJX Cos. (The), Inc.	34,909
200	Tractor Supply Co.	10,414

	Total Retailing	336,408

	Semiconductors & Semiconductor Equipment — 0.2%
600	Atmel Corp. *	8,808
200	Broadcom Corp.-Class A	8,244
60	First Solar, Inc. *	8,843
200	Texas Instruments, Inc.	7,122

	Total Semiconductors & Semiconductor Equipment	33,017

	Software & Services — 20.8%
1,600	Accenture Plc.-Class A	82,368
700	Adobe Systems, Inc. *	24,150
200	Akamai Technologies, Inc. *	7,506
700	AMDOCS Ltd. *	20,888
200	Ansys, Inc. *	11,264
1,300	Automatic Data Processing, Inc.	65,000
600	BMC Software, Inc. *	29,700
400	Broadridge Financial Solutions, Inc.	9,168
100	CACI International, Inc.-Class A *	5,932
400	Citrix Systems, Inc. *	28,064
800	Cognizant Technology Solutions Corp.-Class A *	61,496
100	Computer Sciences Corp.	4,813
100	Convergys Corp. *	1,407
4,661	eBay, Inc. *	156,167
200	Factset Research Systems, Inc.	20,976
100	Fiserv, Inc. *	6,327
200	Global Payments, Inc.	9,598
1,190	Google, Inc.-Class A *	729,946

See accompanying notes to the financial statements.	11

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Software & Services — continued
400	Informatica Corp. *	18,804
2,600	International Business Machines Corp.	420,888
1,400	Intuit, Inc. *	73,612
300	Jack Henry & Associates, Inc.	9,573
40	MasterCard, Inc.-Class A	9,622
300	Micros Systems, Inc. *	14,292
28,000	Microsoft Corp.	744,240
21,100	Oracle Corp.	694,190
1,500	Paychex, Inc.	50,445
300	Quest Software, Inc. *	8,037
110	Salesforce.com, Inc. *	14,550
1,800	Symantec Corp. *	32,454
300	TIBCO Software, Inc. *	7,386
700	Total System Services, Inc.	12,425
200	VMware, Inc. *	16,730

	Total Software & Services	3,402,018

	Technology Hardware & Equipment — 6.2%
200	ADTRAN, Inc.	9,096
460	Apple, Inc. *	162,477
11,700	Cisco Systems, Inc. *	217,152
1,400	Dell, Inc. *	22,162
400	Dolby Laboratories, Inc.-Class A *	20,228
100	F5 Networks, Inc. *	11,801
100	Finisar Corp. *	4,102
100	FLIR Systems, Inc.	3,230
100	Harris Corp.	4,666
2,200	Hewlett-Packard Co.	95,986
500	Ingram Micro, Inc.-Class A *	9,965
100	NCR Corp. *	1,910
200	NetApp, Inc. *	10,332
6,500	Qualcomm, Inc.	387,270
100	SanDisk Corp. *	4,960
600	Seagate Technology Plc *	7,620

12	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Technology Hardware & Equipment — continued
200	Viasat, Inc. *	8,322
300	Western Digital Corp. *	9,174
1,500	Xerox Corp.	16,125

	Total Technology Hardware & Equipment	1,006,578

	Telecommunication Services — 1.9%
4,463	AT&T, Inc.	126,660
200	CenturyTel, Inc.	8,236
200	Crown Castle International Corp. *	8,430
100	Frontier Communications Corp.	849
600	MetroPCS Communications, Inc. *	8,640
200	Telephone & Data Systems, Inc.	6,730
3,942	Verizon Communications, Inc.	145,539
100	Windstream Corp.	1,254

	Total Telecommunication Services	306,338

	Transportation — 0.5%
700	CH Robinson Worldwide, Inc.	50,673
200	Expeditors International of Washington, Inc.	9,560
200	Union Pacific Corp.	19,082
300	United Continental Holdings, Inc. *	7,212

	Total Transportation	86,527

	Utilities — 0.1%
100	Integrys Energy Group, Inc.	4,897
100	NextEra Energy, Inc.	5,547
100	NiSource, Inc.	1,916
200	Southern Co.	7,621

	Total Utilities	19,981

	TOTAL COMMON STOCKS (COST $13,568,616)	16,080,891

See accompanying notes to the financial statements.	13

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	MUTUAL FUNDS — 1.4%

	Affiliated Issuers — 1.4%
9,120	GMO U.S. Treasury Fund	228,000

	TOTAL MUTUAL FUNDS (COST $228,000)	228,000

	RIGHTS AND WARRANTS — 0.1%

	Insurance — 0.1%
533	American International Group, Inc., Warrants, Strike 45.00, Expires 01/19/21 *	6,183

	TOTAL RIGHTS AND WARRANTS (COST $9,061)	6,183

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
22,389	State Street Institutional Treasury Money Market Fund-Institutional Class	22,389

	TOTAL SHORT-TERM INVESTMENTS (COST $22,389)	22,389

	TOTAL INVESTMENTS — 100.1% (Cost $13,828,066)	16,337,463
	Other Assets and Liabilities (net) — (0.1%)	(8,446)

	TOTAL NET ASSETS — 100.0%	$16,329,017

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

14	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $13,600,066) (Note 2)	$16,109,463
Investments in affiliated issuers, at value (cost $228,000) (Notes 2 and 10)	228,000
Dividends receivable	35,100
Receivable for expenses reimbursed by Manager (Note 5)	14,756

Total assets	16,387,319

Liabilities:
Payable to affiliate for (Note 5):
Management fee	4,137
Shareholder service fee	1,880
Trustees and Trust Officers or agents unaffiliated with the Manager	24
Accrued expenses	52,261

Total liabilities	58,302

Net assets	$16,329,017

Net assets consist of:
Paid-in capital	$32,812,322
Accumulated undistributed net investment income	47,184
Accumulated net realized loss	(19,039,886)
Net unrealized appreciation	2,509,397

$16,329,017

Net assets attributable to:
Class III shares	$16,329,017

Shares outstanding:
Class III	1,374,377

Net asset value per share:
Class III	$11.88

See accompanying notes to the financial statements.	15

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from unaffiliated issuers	$351,652
Dividends from affiliated issuers (Note 10)	242
Interest	104

Total investment income	351,998

Expenses:
Management fee (Note 5)	52,936
Shareholder service fee – Class III (Note 5)	24,062
Audit and tax fees	64,531
Custodian, fund accounting agent and transfer agent fees	12,760
Registration fees	2,449
Legal fees	674
Trustees fees and related expenses (Note 5)	330
Miscellaneous	9,537

Total expenses	167,279
Fees and expenses reimbursed by Manager (Note 5)	(89,830)
Expense reductions (Note 2)	(28)

Net expenses	77,421

Net investment income (loss)	274,577

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	888,419
Investments in affiliated issuers	(176)
Realized gains distributions from affiliated issuers (Note 10)	52
Futures contracts	28,852

Net realized gain (loss)	917,147

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,130,093

Net realized and unrealized gain (loss)	2,047,240

Net increase (decrease) in net assets resulting from operations	$2,321,817

16	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$274,577	$211,747
Net realized gain (loss)	917,147	(854,787)
Change in net unrealized appreciation (depreciation)	1,130,093	3,796,115

Net increase (decrease) in net assets from operations	2,321,817	3,153,075

Distributions to shareholders from:
Net investment income
Class III	(267,753)	(215,661)

Net share transactions (Note 9):
Class III	(1,611,081)	2,749,894

Total increase (decrease) in net assets	442,983	5,687,308

Net assets:
Beginning of period	15,886,034	10,198,726

End of period (including accumulated undistributed net investment income of $47,184 and $38,198, respectively)	$16,329,017	$15,886,034

See accompanying notes to the financial statements.	17

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$10.49		$7.74		$12.21		$13.48		$12.83

Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.18		0.18		0.21		0.19
Net realized and unrealized gain (loss)	1.39		2.75		(4.45)		(1.08)		0.64

Total from investment operations	1.57		2.93		(4.27)		(0.87)		0.83

Less distributions to shareholders:
From net investment income	(0.18)		(0.18)		(0.20)		(0.22)		(0.18)
From net realized gains	—		—		—		(0.18)		—

Total distributions	(0.18)		(0.18)		(0.20)		(0.40)		(0.18)

Net asset value, end of period	$11.88		$10.49		$7.74		$12.21		$13.48

Total Return(a)	15.18%		38.22%		(35.43)%		(6.78)%		6.53%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,329		$15,886		$10,199		$88,686		$116,725
Net expenses to average daily net assets	0.48	%(b)(c)	0.48	%(b)	0.48	%(b)	0.48	%(b)	0.48%
Net investment income (loss) to average daily net assets	1.71%		1.86%		1.55%		1.55%		1.46%
Portfolio turnover rate	70%		61%		66%		62%		67%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.56%		0.84%		0.17%		0.12%		0.11%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

18	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Tax-Managed U.S. Equities Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is high after-tax total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the Russell 3000 Index. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

The Manager considers the tax effects of a proposed trade in conjunction with the return forecast of the identified equities, and their potential contribution to the overall portfolio. The Manager also may consider the Fund’s available realized and unrealized amounts of gains and losses, and current market conditions.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in equity investments tied economically to the U.S. The terms “equities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

19

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for

20

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$16,080,891	$—	$—	$16,080,891
Mutual Funds	228,000	—	—	228,000
Rights and Warrants	—	6,183	—	6,183
Short-Term Investments	22,389	—	—	22,389

Total Investments	16,331,280	6,183	—	16,337,463

Total	$16,331,280	$6,183	$—	$16,337,463

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or derivative financial instruments at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

21

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$267,753	$215,661

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

22

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$47,184

Other Tax Attributes:
Capital loss carryforwards	$(18,887,868)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(7,517,802)
February 28, 2018	(11,370,066)

Total	$(18,887,868)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$13,980,084	$2,448,713	$(91,334)	$2,357,379

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

23

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and an investor may incur tax liabilities that exceed their economic return. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

24

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

25

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

26

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

27

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or

28

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

29

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$6,183	$—	$6,183

Total	$—	$—	$—	$6,183	$—	$6,183

30

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (rights and warrants)	$—	$—	$—	$14	$—	$14
Future contracts	—	—	—	28,852	—	28,852

Total	$—	$—	$—	$28,866	$—	$28,866

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$(2,878)	$—	$(2,878)

Total	$—	$—	$—	$(2,878)	$—	$(2,878)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (futures contracts and rights and warrants) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Futures	Rights/
	contracts	Warrants

Average amount outstanding	$129,267	$1,400

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.33% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions,

31

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $330 and $59, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder service	Indirect Shareholder
fees and interest expense)	Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $11,003,000 and $12,112,829, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

32

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

8.	Principal shareholders and related parties

As of February 28, 2011, 90.12% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund’s outstanding shares.

As of February 28, 2011, 0.28% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	25,629	$259,479	486,817	$5,188,445
Shares issued to shareholders in reinvestment of distributions	15,190	162,189	11,344	103,124
Shares repurchased	(181,447)	(2,032,749)	(301,106)	(2,541,675)

Net increase (decrease)	(140,628)	$(1,611,081)	197,055	$2,749,894

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$—	$1,181,116	$952,940	$242	$52	$228,000

Totals	$—	$1,181,116	$952,940	$242	$52	$228,000

33

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed U.S. Equities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed U.S. Equities Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

34

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

35

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.48%	$1,000.00	$1,220.50	$2.64
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

36

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 98.46% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

37

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

38

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of Time	During Past	Complex	Other Directorships
Date of Birth	Held with Trust	Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

39

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Tobacco-Free Core Fund returned +16.2% for the fiscal year ended February 28, 2011, as compared with +22.6% for the S&P 500 Index.

Stock selection detracted from returns relative to the S&P 500 Index. Selections in Consumer Staples, Financials, and Industrials detracted from relative returns while selections in Health Care and Energy added. Individual names detracting from relative returns included overweight positions in Wal-Mart Stores and Microsoft and an underweight position in ExxonMobil. Individual names adding to relative returns included overweight positions in Apple and QUALCOMM and an underweight position in Bank of America.

Sector selection also detracted from returns relative to the S&P 500 Index. Sector weightings negatively impacting relative performance included overweight positions in Health Care and Consumer Staples and an underweight position in Energy. Sector weightings positively impacting relative performance included underweight positions in Utilities and Financials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO Tobacco-Free Core Fund Class III Shares and the S&P 500 Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.9%
Mutual Funds	1.7
Investment Funds	1.1
Short-Term Investments	0.3
Swap Agreements	(0.0	)∧
Other	0.0	∧

	100.0%

Industry Group Summary	% of Equity Investments*
Software & Services	21.3%
Pharmaceuticals, Biotechnology & Life Sciences	17.4
Health Care Equipment & Services	9.6
Technology Hardware & Equipment	7.7
Food, Beverage & Tobacco	7.0
Food & Staples Retailing	6.2
Household & Personal Products	5.0
Energy	4.3
Capital Goods	3.7
Telecommunication Services	3.3
Retailing	3.1
Consumer Services	2.7
Insurance	2.5
Consumer Durables & Apparel	1.7
Media	1.6
Transportation	0.7
Materials	0.6
Commercial & Professional Services	0.5
Diversified Financials	0.3
Banks	0.2
Real Estate	0.2
Semiconductors & Semiconductor Equipment	0.2
Automobiles & Components	0.2

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.
∧	Rounds to 0.0%.

1

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 96.9%

	Automobiles & Components — 0.2%
200	Autoliv, Inc.	14,978
400	TRW Automotive Holdings Corp. *	22,720

	Total Automobiles & Components	37,698

	Banks — 0.2%
2,600	CapitalSource, Inc.	19,708
600	CIT Group, Inc. *	25,992
900	Valley National Bancorp	12,267

	Total Banks	57,967

	Capital Goods — 3.6%
2,800	3M Co.	258,244
600	Caterpillar, Inc.	61,758
420	Cummins, Inc.	42,471
2,100	Danaher Corp.	106,260
500	Deere & Co.	45,075
500	Fastenal Co.	31,065
1,400	General Dynamics Corp.	106,568
300	Joy Global, Inc.	29,214
400	L-3 Communications Holdings, Inc.	31,716
600	Northrop Grumman Corp.	40,008
380	Precision Castparts Corp.	53,865
500	Rockwell Collins, Inc.	32,220
700	United Technologies Corp.	58,478

	Total Capital Goods	896,942

	Commercial & Professional Services — 0.5%
300	Copart, Inc. *	12,603
200	Dun & Bradstreet Corp.	16,160
300	IHS, Inc.-Class A *	25,110
1,000	Pitney Bowes, Inc.	25,180

2	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Commercial & Professional Services — continued
750	Rollins, Inc.	14,715
400	Stericycle, Inc. *	34,568

	Total Commercial & Professional Services	128,336

	Consumer Durables & Apparel — 1.7%
1,400	Coach, Inc.	76,888
500	Fortune Brands, Inc.	30,931
200	Fossil, Inc. *	15,348
500	Hasbro, Inc.	22,450
300	Mohawk Industries, Inc. *	17,433
2,400	Nike, Inc.-Class B	213,672
400	VF Corp.	38,268

	Total Consumer Durables & Apparel	414,990

	Consumer Services — 2.6%
1,100	Apollo Group, Inc.-Class A *	49,786
60	Chipotle Mexican Grill, Inc. *	14,700
500	Darden Restaurants, Inc.	23,565
200	ITT Educational Services, Inc. *	15,170
1,500	Las Vegas Sands Corp. *	69,960
5,200	McDonald’s Corp.	393,536
50	Strayer Education, Inc.	6,872
400	Weight Watchers International, Inc.	24,452
1,200	Yum! Brands, Inc.	60,396

	Total Consumer Services	658,437

	Diversified Financials — 0.3%
2,735	Bank of America Corp.	39,083
2,200	SLM Corp. *	32,604

	Total Diversified Financials	71,687

	Energy — 4.1%
115	Anadarko Petroleum Corp.	9,411
50	Apache Corp.	6,231

See accompanying notes to the financial statements.	3

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Energy — continued
2,151	Chevron Corp.	223,166
5,617	ConocoPhillips	437,396
593	Exxon Mobil Corp.	50,719
100	Halliburton Co.	4,694
1,600	Marathon Oil Corp.	79,360
900	National Oilwell Varco, Inc.	71,613
326	Occidental Petroleum Corp.	33,242
300	Pioneer Natural Resources Co.	30,702
400	Rowan Cos, Inc. *	17,068
198	Schlumberger Ltd.	18,497
400	Sunoco, Inc.	16,744
1,300	Valero Energy Corp.	36,634

	Total Energy	1,035,477

	Food & Staples Retailing — 6.0%
900	Costco Wholesale Corp.	67,311
1,400	CVS Caremark Corp.	46,284
2,200	Kroger Co. (The)	50,380
1,200	Safeway, Inc.	26,184
1,065	Supervalu, Inc.	9,191
2,800	Sysco Corp.	77,812
5,000	Walgreen Co.	216,700
19,630	Wal-Mart Stores, Inc.	1,020,367

	Total Food & Staples Retailing	1,514,229

	Food, Beverage & Tobacco — 6.8%
700	Brown-Forman Corp.-Class B	48,405
1,400	Campbell Soup Co.	47,124
1,500	Coca-Cola Enterprises, Inc.	39,450
9,500	Coca-Cola Co. (The)	607,240
1,100	Dean Foods Co. *	11,616
400	Flowers Foods, Inc.	10,640
2,700	General Mills, Inc.	100,278
600	Hansen Natural Corp. *	34,530

4	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Food, Beverage & Tobacco — continued
1,400	Hershey Co. (The)	73,248
700	HJ Heinz Co.	35,154
1,600	Hormel Foods Corp.	43,840
1,600	Kellogg Co.	85,696
2,100	Kraft Foods, Inc.-Class A	66,864
700	McCormick & Co., Inc. (Non Voting)	33,355
7,117	PepsiCo, Inc.	451,360
900	Sara Lee Corp.	15,408

	Total Food, Beverage & Tobacco	1,704,208

	Health Care Equipment & Services — 9.3%
1,700	Aetna, Inc.	63,512
1,000	Alere, Inc. *	38,640
300	AMERIGROUP Corp. *	17,205
1,800	AmerisourceBergen Corp.	68,238
3,197	Baxter International, Inc.	169,920
1,000	Becton, Dickinson and Co.	80,000
400	C.R. Bard, Inc.	39,104
1,700	Cardinal Health, Inc.	70,788
100	Catalyst Health Solutions, Inc. *	4,521
300	Cerner Corp. *	30,135
900	Coventry Health Care, Inc. *	27,180
500	DENTSPLY International, Inc.	18,685
600	Edwards Lifesciences Corp. *	51,024
2,100	Express Scripts, Inc. *	118,062
200	Gen-Probe, Inc. *	12,576
700	Health Net, Inc. *	20,594
300	Henry Schein, Inc. *	20,694
1,000	Humana, Inc. *	65,010
300	Idexx Laboratories, Inc. *	23,310
60	Intuitive Surgical, Inc. *	19,677
600	Kinetic Concepts, Inc. *	29,382
600	Laboratory Corp. of America Holdings *	54,078
1,406	Lincare Holdings, Inc.	41,252

See accompanying notes to the financial statements.	5

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
600	McKesson Corp.	47,568
200	Mednax, Inc. *	12,986
6,300	Medtronic, Inc.	251,496
400	Omnicare, Inc.	11,452
400	Owens & Minor, Inc.	12,480
500	Patterson Cos., Inc.	16,690
800	Quest Diagnostics, Inc.	45,400
900	ResMed, Inc. *	28,440
300	STERIS Corp.	10,155
1,600	Stryker Corp.	101,216
1,200	St Jude Medical, Inc. *	57,456
1,346	Triple-S Management Corp.-Class B *	26,597
7,976	UnitedHealth Group, Inc.	339,618
500	Varian Medical Systems, Inc. *	34,640
400	VCA Antech, Inc. *	10,016
2,276	WellPoint, Inc. *	151,286
1,500	Zimmer Holdings, Inc. *	93,510

	Total Health Care Equipment & Services	2,334,593

	Household & Personal Products — 4.8%
700	Avon Products, Inc.	19,467
300	Church & Dwight Co., Inc.	22,632
900	Clorox Co.	60,984
2,200	Colgate-Palmolive Co.	172,744
800	Estee Lauder Cos. (The), Inc.-Class A	75,528
500	Herbalife Ltd.	39,205
1,900	Kimberly-Clark Corp.	125,210
11,048	Procter & Gamble Co. (The)	696,577

	Total Household & Personal Products	1,212,347

	Insurance — 2.4%
300	Allied World Assurance Co Holdings Ltd.	18,513
600	American Financial Group, Inc.	20,778
3,000	American International Group, Inc. *	111,180

6	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Insurance — continued
300	Arch Capital Group Ltd. *	27,150
400	Aspen Insurance Holdings Ltd.	11,820
400	Assurant, Inc.	16,252
600	Axis Capital Holdings Ltd.	21,792
1,000	Brown & Brown, Inc.	26,140
400	Chubb Corp.	24,272
400	Endurance Specialty Holdings Ltd.	19,836
100	Everest Re Group Ltd.	8,865
900	Hartford Financial Services Group (The), Inc.	26,640
200	PartnerRe Ltd.	15,860
200	Platinum Underwriters Holdings Ltd.	8,340
600	Prudential Financial, Inc.	39,498
400	RenaissanceRe Holdings Ltd.	26,808
300	Torchmark Corp.	19,575
300	Transatlantic Holdings, Inc.	15,279
1,800	Travelers Cos. (The), Inc.	107,874
700	Validus Holdings Ltd.	21,665
800	W.R. Berkley Corp.	23,960

	Total Insurance	612,097

	Materials — 0.6%
100	Commercial Metals Co.	1,667
1,400	E.I. du Pont de Nemours & Co.	76,818
700	Ecolab, Inc.	34,048
500	Sigma–Aldrich Corp.	31,945

	Total Materials	144,478

	Media — 1.6%
300	Charter Communications, Inc. *	13,731
5,100	Comcast Corp.-Class A	131,376
1,000	Gannett Co., Inc.	16,510
400	Liberty Global, Inc.-Class A *	16,840
800	McGraw-Hill Cos. (The), Inc.	30,944
700	Time Warner Cable, Inc.	50,526

See accompanying notes to the financial statements.	7

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Media — continued
2,500	Time Warner, Inc.	95,500
800	Viacom, Inc.-Class B	35,728
26	Washington Post Co. (The)-Class B	11,260

	Total Media	402,415

	Pharmaceuticals, Biotechnology & Life Sciences — 16.8%
7,300	Abbott Laboratories	351,130
1,600	Allergan, Inc.	118,672
4,600	Amgen, Inc. *	236,118
900	Biogen Idec, Inc. *	61,560
7,600	Bristol-Myers Squibb Co.	196,156
200	Cephalon, Inc. *	11,262
300	Covance, Inc. *	16,929
9,400	Eli Lilly & Co.	324,864
1,200	Endo Pharmaceuticals Holdings, Inc. *	42,624
2,600	Forest Laboratories, Inc. *	84,240
3,000	Gilead Sciences, Inc. *	116,940
10,820	Johnson & Johnson	664,781
20,076	Merck & Co., Inc.	653,875
190	Mettler-Toledo International, Inc. *	32,560
62,657	Pfizer, Inc.	1,205,521
800	Pharmaceutical Product Development, Inc.	21,976
200	Techne Corp.	14,338
1,800	Warner Chilcott Plc	42,624
400	Waters Corp. *	33,220

	Total Pharmaceuticals, Biotechnology & Life Sciences	4,229,390

	Real Estate — 0.2%
1,800	Annaly Capital Management, Inc. REIT	32,274
500	National Retail Properties, Inc. REIT	12,845
500	Omega Healthcare Investors, Inc. REIT	11,985

	Total Real Estate	57,104

8	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Retailing — 3.0%
700	Advance Auto Parts, Inc.	43,876
1,976	Aeropostale, Inc. *	51,257
1,000	AutoNation, Inc. *	33,640
290	AutoZone, Inc. *	74,805
1,500	Best Buy Co., Inc.	48,360
900	Dollar Tree, Inc. *	45,288
600	Family Dollar Stores, Inc.	30,048
700	Foot Locker, Inc.	13,909
800	Genuine Parts Co.	42,152
1,900	Home Depot, Inc.	71,193
133	Jos. A. Bank Clothiers, Inc. *	6,133
2,300	Liberty Media Corp.-Interactive-Class A *	36,938
900	Limited Brands, Inc.	28,818
1,400	Macy’s, Inc.	33,460
110	Netflix, Inc. *	22,734
500	O’Reilly Automotive, Inc. *	27,790
400	PetSmart, Inc.	16,348
400	Ross Stores, Inc.	28,816
300	Target Corp.	15,765
1,200	TJX Cos. (The), Inc.	59,844
300	Tractor Supply Co.	15,621

	Total Retailing	746,795

	Semiconductors & Semiconductor Equipment — 0.2%
1,200	Texas Instruments, Inc.	42,732

	Software & Services — 20.6%
2,300	Accenture Plc.-Class A	118,404
800	Adobe Systems, Inc. *	27,600
1,100	AMDOCS Ltd. *	32,824
200	Ansys, Inc. *	11,264
1,500	Automatic Data Processing, Inc.	75,000
600	BMC Software, Inc. *	29,700
1,000	Broadridge Financial Solutions, Inc.	22,920

See accompanying notes to the financial statements.	9

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Software & Services — continued
700	Citrix Systems, Inc. *	49,112
1,400	Cognizant Technology Solutions Corp.-Class A *	107,618
300	Computer Sciences Corp.	14,439
6,600	eBay, Inc. *	221,133
300	Factset Research Systems, Inc.	31,464
500	Fiserv, Inc. *	31,635
500	Global Payments, Inc.	23,995
1,725	Google, Inc.-Class A *	1,058,115
600	Informatica Corp. *	28,206
3,952	International Business Machines Corp.	639,750
2,100	Intuit, Inc. *	110,418
400	Jack Henry & Associates, Inc.	12,764
361	MasterCard, Inc.-Class A	86,842
400	McAfee, Inc. *	19,180
500	Micros Systems, Inc. *	23,820
46,236	Microsoft Corp.	1,228,953
100	NeuStar, Inc. *	2,525
27,900	Oracle Corp.	917,910
1,700	Paychex, Inc.	57,171
800	Quest Software, Inc. *	21,432
210	Salesforce.com, Inc. *	27,777
3,400	Symantec Corp. *	61,302
500	TIBCO Software, Inc. *	12,310
900	Total System Services, Inc.	15,975
700	VMware, Inc. *	58,555

	Total Software & Services	5,180,113

	Technology Hardware & Equipment — 7.5%
1,620	Apple, Inc. *	572,200
500	Aruba Networks, Inc. *	15,225
13,800	Cisco Systems, Inc. *	256,128
4,280	Dell, Inc. *	67,752
700	Dolby Laboratories, Inc.-Class A *	35,399
220	F5 Networks, Inc. *	25,962

10	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Technology Hardware & Equipment — continued
500	Harris Corp.	23,330
3,600	Hewlett-Packard Co.	157,068
1,200	Ingram Micro, Inc.-Class A *	23,916
300	Lexmark International, Inc. *	11,259
1,200	NCR Corp. *	22,920
700	NetApp, Inc. *	36,162
8,232	Qualcomm, Inc.	490,463
1,000	Seagate Technology Plc *	12,700
300	Tech Data Corp. *	14,874
2,200	Tellabs, Inc.	11,858
1,684	Western Digital Corp. *	51,497
3,900	Xerox Corp.	41,925

	Total Technology Hardware & Equipment	1,870,638

	Telecommunication Services — 3.2%
10,700	AT&T, Inc.	303,666
700	CenturyTel, Inc.	28,826
900	MetroPCS Communications, Inc. *	12,960
700	Telephone & Data Systems, Inc.	23,555
11,984	Verizon Communications, Inc.	442,449

	Total Telecommunication Services	811,456

	Transportation — 0.7%
1,000	CH Robinson Worldwide, Inc.	72,390
600	Expeditors International of Washington, Inc.	28,680
500	Union Pacific Corp.	47,705
800	United Continental Holdings, Inc. *	19,232

	Total Transportation	168,007

	TOTAL COMMON STOCKS (COST $21,035,546)	24,332,136

See accompanying notes to the financial statements.	11

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	INVESTMENT FUNDS — 1.1%
1,965	SPDR S&P 500 ETF Trust (a)	261,640

	TOTAL INVESTMENT FUNDS (COST $239,515)	261,640

	MUTUAL FUNDS — 1.7%

	Affiliated Issuers — 1.7%
17,479	GMO U.S. Treasury Fund	436,973

	TOTAL MUTUAL FUNDS (COST $436,973)	436,973

	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Funds — 0.3%
79,609	State Street Institutional Treasury Money Market Fund-Institutional Class	79,609

	TOTAL SHORT-TERM INVESTMENTS (COST $79,609)	79,609

	TOTAL INVESTMENTS — 100.0% (Cost $21,791,643)	25,110,358
	Other Assets and Liabilities (net) — (0.0%)	(7,081)

	TOTAL NET ASSETS — 100.0%	$25,103,277

12	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Swap Agreements

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Receives	Fund (Pays)/Receives	Value

79,076	USD	7/19/2011	Deutsche Bank AG	12% of notional amount	Return on Sears Holding Corp.	$(8,157)

Premiums to (Pay) Receive						$—

As of February 28, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ETF - Exchange-Traded Fund
REIT - Real Estate Investment Trust
SPDR - Standard and Poor’s Depositary Receipt

*	Non-income producing security.
(a)	Represents an investment to equitize cash. The SPDR S&P 500 ETF Trust is a unit investment trust that issues securities called “Trust Units” or “Units” that represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s 500 Composite Stock Price Index®. The SPDR S&P 500 ETF Trust intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index.

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.	13

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $21,354,670) (Note 2)	$24,673,385
Investments in affiliated issuers, at value (cost $436,973) (Notes 2 and 10)	436,973
Receivable for Fund shares sold	1,000
Dividends and interest receivable	53,181
Receivable for expenses reimbursed by Manager (Note 5)	16,268

Total assets	25,180,807

Liabilities:
Payable for investments purchased	1,817
Payable to affiliate for (Note 5):
Management fee	6,343
Shareholder service fee	2,882
Trustees and Trust Officers or agents unaffiliated with the Manager	78
Payable for open swap contracts (Note 4)	8,157
Accrued expenses	58,253

Total liabilities	77,530

Net assets	$25,103,277

Net assets consist of:
Paid-in capital	$32,295,531
Accumulated undistributed net investment income	111,791
Accumulated net realized loss	(10,614,603)
Net unrealized appreciation	3,310,558

$25,103,277

Net assets attributable to:
Class III shares	$25,103,277

Shares outstanding:
Class III	2,379,447

Net asset value per share:
Class III	$10.55

14	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $15)	$474,010
Interest	262
Dividends from affiliated issuers (Note 10)	219

Total investment income	474,491

Expenses:
Management fee (Note 5)	74,579
Shareholder service fee – Class III (Note 5)	33,900
Audit and tax fees	72,408
Custodian, fund accounting agent and transfer agent fees	34,921
Registration fees	2,657
Legal fees	947
Trustees fees and related expenses (Note 5)	436
Miscellaneous	9,882

Total expenses	229,730
Fees and expenses reimbursed by Manager (Note 5)	(120,511)

Net expenses	109,219

Net investment income (loss)	365,272

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	664,785
Investments in affiliated issuers	(96)
Realized gains distributions from affiliated issuers (Note 10)	30
Futures contracts	9,019
Swap contracts	18,356

Net realized gain (loss)	692,094

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,457,105
Futures contracts	(2,954)
Swap contracts	(8,157)

Net unrealized gain (loss)	2,445,994

Net realized and unrealized gain (loss)	3,138,088

Net increase (decrease) in net assets resulting from operations	$3,503,360

See accompanying notes to the financial statements.	15

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$365,272	$324,660
Net realized gain (loss)	692,094	(1,908,963)
Change in net unrealized appreciation (depreciation)	2,445,994	8,515,515

Net increase (decrease) in net assets from operations	3,503,360	6,931,212

Distributions to shareholders from:
Net investment income
Class III	(338,225)	(360,133)

Net share transactions (Note 9):
Class III	314,529	(1,796,320)

Total increase (decrease) in net assets	3,479,664	4,774,759

Net assets:
Beginning of period	21,623,613	16,848,854

End of period (including accumulated undistributed net investment income of $111,791 and $54,783, respectively)	$25,103,277	$21,623,613

16	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$9.22		$6.54		$10.03		$12.88		$12.45

Income (loss) from investment operations:
Net investment income (loss)†	0.15		0.13		0.15		0.19		0.18
Net realized and unrealized gain (loss)	1.32		2.70		(3.50)		(0.96	)(a)	0.54

Total from investment operations	1.47		2.83		(3.35)		(0.77)		0.72

Less distributions to shareholders:
From net investment income	(0.14)		(0.15)		(0.14)		(0.22)		(0.23)
From net realized gains	—		—		—		(1.86)		(0.06)

Total distributions	(0.14)		(0.15)		(0.14)		(2.08)		(0.29)

Net asset value, end of period	$10.55		$9.22		$6.54		$10.03		$12.88

Total Return(b)	16.17%		43.63%		(33.76)%		(7.30)%		5.87%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25,103		$21,624		$16,849		$45,197		$188,133
Net expenses to average daily net assets	0.48	%(c)	0.48	%(d)	0.48	%(d)	0.48	%(d)	0.48%
Net investment income (loss) to average daily net assets	1.62%		1.63%		1.67%		1.52%		1.46%
Portfolio turnover rate	87%		60%		65%		74%		73%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.53%		0.39%		0.39%		0.08%		0.06%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	17

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO Tobacco-Free Core Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is high total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the S&P 500 Index. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. For these purposes, the term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts, and the term “tobacco-free companies” refers to companies that are not listed in the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.

18

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for

19

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$24,332,136	$—	$—	$24,332,136
Investment Funds	261,640	—	—	261,640
Mutual Funds	436,973	—	—	436,973
Short-Term Investments	79,609	—	—	79,609

Total Investments	25,110,358	—	—	25,110,358

Total	$25,110,358	$—	$—	$25,110,358

20

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Swap Agreements
Equity Risk	$—	$(8,157)	$—	$(8,157)

Total	$—	$(8,157)	$—	$(8,157)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid

21

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, differing treatment for litigation proceeds received, and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$338,225	$360,133

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$108,946

Other Tax Attributes:
Capital loss carryforwards	$(9,766,637)

22

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(5,892,437)
February 28, 2018	(3,874,200)

Total	$(9,766,637)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$22,639,608	$2,685,057	$(214,307)	$2,470,750

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if

23

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service

24

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the

25

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

26

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to

27

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

28

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the

29

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

year ended February 28, 2011, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(8,157)	$—	$(8,157)

Total	$—	$—	$—	$(8,157)	$—	$(8,157)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$9,019	$—	$9,019
Swap agreements	—	—	—	18,356	—	18,356

Total	$—	$—	$—	$27,375	$—	$27,375

30

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧: — continued

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$(2,954)	$—	$(2,954)
Swap agreements	—	—	—	(8,157)	—	(8,157)

Total	$—	$—	$—	$(11,111)	$—	$(11,111)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Futures	Swap
	contracts	agreements

Average amount outstanding	$83,142	$11,702

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.33% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act),

31

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $436 and $182, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder
service fees and	Indirect Shareholder
interest expense)	Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $20,493,021 and $19,230,599, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 85.19% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

32

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	896	$9,135	1,012	$8,550
Shares issued to shareholders in reinvestment of distributions	32,483	306,743	40,875	327,224
Shares repurchased	(135)	(1,349)	(271,563)	(2,132,094)

Net increase (decrease)	33,244	$314,529	(229,676)	$(1,796,320)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$—	$783,069	$346,000	$219	$30	$436,973

Totals	$—	$783,069	$346,000	$219	$30	$436,973

33

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tobacco-Free Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco-Free Core Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

34

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

35

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.48%	$1,000.00	$1,232.20	$2.66
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

36

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 98.54% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

37

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of Time	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

38

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of Time	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of Time	During Past	Complex	Directorships
Date of Birth	Held with Trust	Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

39

Other Officers:

Name and	Position(s)		Principal Occupation(s)
Date of Birth	Held with Trust	Length of Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

Other Officers: — (Continued)

Name and	Position(s)		Principal Occupation(s)
Date of Birth	Held with Trust	Length of Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO U.S. Core Equity Fund returned +15.4% for the fiscal year ended February 28, 2011, as compared with +22.6% for the S&P 500 Index.

Stock selection detracted from returns relative to the S&P 500 Index. Selections in Consumer Staples, Financials, and Industrials detracted from relative returns while selections in Health Care and Energy added. Individual names detracting from relative returns included overweight positions in Wal-Mart Stores and Microsoft and an underweight position in ExxonMobil. Individual names adding to relative returns included overweight positions in Apple and QUALCOMM and an underweight position in Bank of America.

Sector selection also detracted from returns relative to the S&P 500 Index. Sector weightings negatively impacting relative performance included overweight positions in Health Care and Consumer Staples and an underweight position in Energy. Sector weightings positively impacting relative performance included underweight positions in Utilities and Financials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO U.S. Core Equity Fund Class III Shares and the S&P 500 Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to GMO U.S. Core Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO U.S. Core Fund.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.2%
Mutual Funds	1.4
Investment Funds	1.1
Short-Term Investments	0.1
Swap Agreements	(0.0)*
Other	0.2

100.0%

Industry Group Summary	% of Equity Investments**
Software & Services	20.9%
Pharmaceuticals, Biotechnology & Life Sciences	17.2
Food, Beverage & Tobacco	9.8
Health Care Equipment & Services	9.0
Technology Hardware & Equipment	7.4
Food & Staples Retailing	6.1
Household & Personal Products	4.8
Energy	4.1
Capital Goods	3.6
Telecommunication Services	3.3
Retailing	2.8
Consumer Services	2.6
Insurance	2.2
Media	1.6
Consumer Durables & Apparel	1.6
Materials	0.8
Transportation	0.7
Commercial & Professional Services	0.5
Diversified Financials	0.3
Banks	0.2
Semiconductors & Semiconductor Equipment	0.2
Real Estate	0.2
Automobiles & Components	0.1

100.0%

*	Rounds to 0.0%.
**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

1

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 97.2%

	Automobiles & Components — 0.1%
14,400	Autoliv, Inc.	1,078,416
22,900	TRW Automotive Holdings Corp. *	1,300,720

	Total Automobiles & Components	2,379,136

	Banks — 0.2%
146,100	CapitalSource, Inc.	1,107,438
40,700	CIT Group, Inc. *	1,763,124
910	First Citizens BancShares, Inc.-Class A	183,820
12,200	TCF Financial Corp.	198,006
11,500	Valley National Bancorp	156,745

	Total Banks	3,409,133

	Capital Goods — 3.5%
193,000	3M Co.	17,800,390
42,200	Caterpillar, Inc.	4,343,646
25,960	Cummins, Inc.	2,625,075
138,300	Danaher Corp.	6,997,980
34,400	Deere & Co.	3,101,160
28,400	Fastenal Co.	1,764,492
94,700	General Dynamics Corp.	7,208,564
16,200	Joy Global, Inc.	1,577,556
23,100	L-3 Communications Holdings, Inc.	1,831,599
34,200	Northrop Grumman Corp.	2,280,456
22,850	Precision Castparts Corp.	3,238,988
30,700	Rockwell Collins, Inc.	1,978,308
45,300	United Technologies Corp.	3,784,362

	Total Capital Goods	58,532,576

	Commercial & Professional Services — 0.5%
25,000	Copart, Inc. *	1,050,250
10,600	Dun & Bradstreet Corp.	856,480
16,300	IHS, Inc.-Class A *	1,364,310
71,400	Pitney Bowes, Inc.	1,797,852

2	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Commercial & Professional Services — continued
53,400	Rollins, Inc.	1,047,708
27,200	Stericycle, Inc. *	2,350,624

	Total Commercial & Professional Services	8,467,224

	Consumer Durables & Apparel — 1.5%
86,400	Coach, Inc.	4,745,088
25,300	Fortune Brands, Inc.	1,565,058
15,000	Fossil, Inc. *	1,151,100
24,000	Hasbro, Inc.	1,077,600
15,000	Mohawk Industries, Inc. *	871,650
162,200	Nike, Inc.-Class B	14,440,666
22,600	VF Corp.	2,162,142

	Total Consumer Durables & Apparel	26,013,304

	Consumer Services — 2.5%
78,300	Apollo Group, Inc.-Class A *	3,543,858
4,090	Chipotle Mexican Grill, Inc. *	1,002,050
24,600	Darden Restaurants, Inc.	1,159,398
12,610	ITT Educational Services, Inc. *	956,469
90,500	Las Vegas Sands Corp. *	4,220,920
345,500	McDonald’s Corp.	26,147,440
1,660	Strayer Education, Inc.	228,150
25,000	Weight Watchers International, Inc.	1,528,250
85,200	Yum! Brands, Inc.	4,288,116

	Total Consumer Services	43,074,651

	Diversified Financials — 0.3%
181,354	Bank of America Corp.	2,591,549
123,500	SLM Corp. *	1,830,270

	Total Diversified Financials	4,421,819

	Energy — 4.0%
4,750	Anadarko Petroleum Corp.	388,693
3,050	Apache Corp.	380,091

See accompanying notes to the financial statements.	3

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Energy — continued
146,399	Chevron Corp.	15,188,896
373,484	ConocoPhillips	29,083,199
34,165	Exxon Mobil Corp.	2,922,132
9,000	Halliburton Co.	422,460
113,600	Marathon Oil Corp.	5,634,560
49,200	National Oilwell Varco, Inc.	3,914,844
16,898	Occidental Petroleum Corp.	1,723,089
15,100	Pioneer Natural Resources Co.	1,545,334
25,900	Rowan Cos, Inc. *	1,105,153
12,333	Schlumberger Ltd.	1,152,149
24,300	Sunoco, Inc.	1,017,198
83,100	Valero Energy Corp.	2,341,758

	Total Energy	66,819,556

	Food & Staples Retailing — 5.9%
60,400	Costco Wholesale Corp.	4,517,316
92,800	CVS Caremark Corp.	3,067,968
153,500	Kroger Co. (The)	3,515,150
60,900	Safeway, Inc.	1,328,838
25,825	Supervalu, Inc.	222,870
192,600	Sysco Corp.	5,352,354
333,500	Walgreen Co.	14,453,890
1,310,045	Wal–Mart Stores, Inc.	68,096,139

	Total Food & Staples Retailing	100,554,525

	Food, Beverage & Tobacco — 9.5%
704,600	Altria Group, Inc.	17,875,702
49,600	Brown-Forman Corp.-Class B	3,429,840
96,300	Campbell Soup Co.	3,241,458
97,600	Coca-Cola Enterprises, Inc.	2,566,880
635,200	Coca–Cola Co. (The)	40,601,984
22,800	Dean Foods Co. *	240,768
31,100	Flowers Foods, Inc.	827,260
173,500	General Mills, Inc.	6,443,790

4	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Food, Beverage & Tobacco — continued
41,200	Hansen Natural Corp. *	2,371,060
89,000	Hershey Co. (The)	4,656,480
49,000	HJ Heinz Co.	2,460,780
90,400	Hormel Foods Corp.	2,476,960
97,100	Kellogg Co.	5,200,676
129,300	Kraft Foods, Inc.-Class A	4,116,912
51,900	Lorillard, Inc.	3,984,363
41,400	McCormick & Co., Inc. (Non Voting)	1,972,710
468,474	PepsiCo, Inc.	29,710,621
381,937	Philip Morris International, Inc.	23,978,005
110,900	Reynolds American, Inc.	3,806,088
78,600	Sara Lee Corp.	1,345,632

	Total Food, Beverage & Tobacco	161,307,969

	Health Care Equipment & Services — 8.8%
105,900	Aetna, Inc.	3,956,424
79,700	Alere, Inc. *	3,079,608
11,400	AMERIGROUP Corp. *	653,790
120,300	AmerisourceBergen Corp.	4,560,573
203,656	Baxter International, Inc.	10,824,316
62,900	Becton, Dickinson and Co.	5,032,000
21,900	C.R. Bard, Inc.	2,140,944
102,600	Cardinal Health, Inc.	4,272,264
4,600	Catalyst Health Solutions, Inc. *	207,966
17,800	Cerner Corp. *	1,788,010
44,400	Coventry Health Care, Inc. *	1,340,880
37,400	DENTSPLY International, Inc.	1,397,638
37,760	Edwards Lifesciences Corp. *	3,211,110
134,660	Express Scripts, Inc. *	7,570,585
11,400	Gen-Probe, Inc. *	716,832
33,600	Health Net, Inc. *	988,512
23,900	Henry Schein, Inc. *	1,648,622
58,000	Humana, Inc. *	3,770,580
21,100	Idexx Laboratories, Inc. *	1,639,470

See accompanying notes to the financial statements.	5

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
3,950	Intuitive Surgical, Inc. *	1,295,403
27,900	Kinetic Concepts, Inc. *	1,366,263
37,200	Laboratory Corp. of America Holdings *	3,352,836
84,313	Lincare Holdings, Inc.	2,473,744
36,400	McKesson Corp.	2,885,792
12,200	Mednax, Inc. *	792,146
414,400	Medtronic, Inc.	16,542,848
26,700	Omnicare, Inc.	764,421
5,600	Owens & Minor, Inc.	174,720
30,800	Patterson Cos., Inc.	1,028,104
45,000	Quest Diagnostics, Inc.	2,553,750
48,500	ResMed, Inc. *	1,532,600
4,500	STERIS Corp.	152,325
104,900	Stryker Corp.	6,635,974
82,800	St Jude Medical, Inc. *	3,964,464
6,400	Thoratec Corp. *	178,432
99,732	Triple-S Management Corp.-Class B *	1,970,704
539,674	UnitedHealth Group, Inc.	22,979,319
31,600	Varian Medical Systems, Inc. *	2,189,248
11,300	VCA Antech, Inc. *	282,952
155,793	WellPoint, Inc. *	10,355,561
92,300	Zimmer Holdings, Inc. *	5,753,982

	Total Health Care Equipment & Services	148,025,712

	Household & Personal Products — 4.7%
56,700	Avon Products, Inc.	1,576,827
18,800	Church & Dwight Co., Inc.	1,418,272
50,800	Clorox Co.	3,442,208
139,900	Colgate–Palmolive Co.	10,984,948
47,700	Estee Lauder Cos. (The), Inc.-Class A	4,503,357
26,900	Herbalife Ltd.	2,109,229
123,900	Kimberly–Clark Corp.	8,165,010
744,800	Procter & Gamble Co. (The)	46,959,640

	Total Household & Personal Products	79,159,491

6	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Insurance — 2.2%
22,100	Allied World Assurance Co Holdings Ltd.	1,363,791
31,600	American Financial Group, Inc.	1,094,308
197,500	American International Group, Inc. *	7,319,350
15,100	Arch Capital Group Ltd. *	1,366,550
26,700	Aspen Insurance Holdings Ltd.	788,985
30,500	Assurant, Inc.	1,239,215
28,300	Axis Capital Holdings Ltd.	1,027,856
40,500	Brown & Brown, Inc.	1,058,670
27,800	Chubb Corp.	1,686,904
17,500	Endurance Specialty Holdings Ltd.	867,825
9,100	Everest Re Group Ltd.	806,715
48,100	Hartford Financial Services Group (The), Inc.	1,423,760
14,600	PartnerRe Ltd.	1,157,780
4,600	Platinum Underwriters Holdings Ltd.	191,820
36,800	Prudential Financial, Inc.	2,422,544
17,800	RenaissanceRe Holdings Ltd.	1,192,956
3,500	StanCorp Financial Group, Inc.	161,000
15,100	Torchmark Corp.	985,275
16,200	Transatlantic Holdings, Inc.	825,066
123,300	Travelers Cos. (The), Inc.	7,389,369
41,300	Validus Holdings Ltd.	1,278,235
34,900	W.R. Berkley Corp.	1,045,255

	Total Insurance	36,693,229

	Materials — 0.7%
11,000	Commercial Metals Co.	183,370
95,400	E.I. du Pont de Nemours & Co.	5,234,598
51,800	Ecolab, Inc.	2,519,552
54,316	Schweitzer-Mauduit International, Inc.	2,978,146
25,800	Sigma–Aldrich Corp.	1,648,362

	Total Materials	12,564,028

See accompanying notes to the financial statements.	7

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Media — 1.6%
25,600	Charter Communications, Inc. *	1,171,712
339,300	Comcast Corp.-Class A	8,740,368
61,100	Gannett Co., Inc.	1,008,761
30,000	Liberty Global, Inc.-Class A *	1,263,000
57,700	McGraw-Hill Cos. (The), Inc.	2,231,836
46,700	Time Warner Cable, Inc.	3,370,806
149,000	Time Warner, Inc.	5,691,800
54,000	Viacom, Inc.-Class B	2,411,640
1,792	Washington Post Co. (The)-Class B	776,097

	Total Media	26,666,020

	Pharmaceuticals, Biotechnology & Life Sciences — 16.7%
494,700	Abbott Laboratories	23,795,070
97,600	Allergan, Inc.	7,238,992
312,700	Amgen, Inc. *	16,050,891
58,700	Biogen Idec, Inc. *	4,015,080
510,300	Bristol–Myers Squibb Co.	13,170,843
14,900	Cephalon, Inc. *	839,019
13,000	Covance, Inc. *	733,590
632,700	Eli Lilly & Co.	21,866,112
76,200	Endo Pharmaceuticals Holdings, Inc. *	2,706,624
172,600	Forest Laboratories, Inc. *	5,592,240
201,400	Gilead Sciences, Inc. *	7,850,572
727,000	Johnson & Johnson	44,666,880
1,335,362	Merck & Co., Inc.	43,492,740
12,100	Mettler-Toledo International, Inc. *	2,073,577
4,199,921	Pfizer, Inc.	80,806,480
41,900	Pharmaceutical Product Development, Inc.	1,150,993
8,800	Techne Corp.	630,872
131,900	Warner Chilcott Plc	3,123,392
23,500	Waters Corp. *	1,951,675

	Total Pharmaceuticals, Biotechnology & Life Sciences	281,755,642

8	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Real Estate — 0.1%
128,000	Annaly Capital Management, Inc. REIT	2,295,040
6,300	National Retail Properties, Inc. REIT	161,847
7,000	Omega Healthcare Investors, Inc. REIT	167,790

	Total Real Estate	2,624,677

	Retailing — 2.8%
41,500	Advance Auto Parts, Inc.	2,601,220
113,906	Aeropostale, Inc. *	2,954,722
55,900	AutoNation, Inc. *	1,880,476
19,174	AutoZone, Inc. *	4,945,933
105,300	Best Buy Co., Inc.	3,394,872
54,700	Dollar Tree, Inc. *	2,752,504
38,200	Family Dollar Stores, Inc.	1,913,056
35,800	Foot Locker, Inc.	711,346
45,900	Genuine Parts Co.	2,418,471
129,800	Home Depot, Inc.	4,863,606
9,439	Jos. A. Bank Clothiers, Inc. *	435,232
126,500	Liberty Media Corp.-Interactive-Class A *	2,031,590
47,100	Limited Brands, Inc.	1,508,142
90,100	Macy’s, Inc.	2,153,390
8,140	Netflix, Inc. *	1,682,294
31,700	O’Reilly Automotive, Inc. *	1,761,886
23,200	PetSmart, Inc.	948,184
27,200	Ross Stores, Inc.	1,959,488
16,800	Target Corp.	882,840
82,800	TJX Cos. (The), Inc.	4,129,236
15,200	Tractor Supply Co.	791,464

	Total Retailing	46,719,952

	Semiconductors & Semiconductor Equipment — 0.2%
79,600	Texas Instruments, Inc.	2,834,556

See accompanying notes to the financial statements.	9

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Software & Services — 20.4%
153,300	Accenture Plc.-Class A	7,891,884
51,700	Adobe Systems, Inc. *	1,783,650
56,100	AMDOCS Ltd. *	1,674,024
14,200	Ansys, Inc. *	799,744
94,100	Automatic Data Processing, Inc.	4,705,000
45,600	BMC Software, Inc. *	2,257,200
45,300	Broadridge Financial Solutions, Inc.	1,038,276
39,300	Citrix Systems, Inc. *	2,757,288
94,200	Cognizant Technology Solutions Corp.-Class A *	7,241,154
23,300	Computer Sciences Corp.	1,121,429
447,700	eBay, Inc. *	15,000,189
19,400	Factset Research Systems, Inc.	2,034,672
24,600	Fiserv, Inc. *	1,556,442
27,400	Global Payments, Inc.	1,314,926
115,575	Google, Inc.-Class A *	70,893,705
29,500	Informatica Corp. *	1,386,795
263,754	International Business Machines Corp.	42,696,498
143,400	Intuit, Inc. *	7,539,972
31,500	Jack Henry & Associates, Inc.	1,005,165
22,756	MasterCard, Inc.-Class A	5,474,183
29,900	McAfee, Inc. *	1,433,705
35,200	Micros Systems, Inc. *	1,676,928
3,103,957	Microsoft Corp.	82,503,177
5,800	NeuStar, Inc. *	146,450
1,878,030	Oracle Corp.	61,787,187
95,400	Paychex, Inc.	3,208,302
36,500	Quest Software, Inc. *	977,835
15,200	Salesforce.com, Inc. *	2,010,504
222,500	Symantec Corp. *	4,011,675
30,600	TIBCO Software, Inc. *	753,372
57,500	Total System Services, Inc.	1,020,625
47,800	VMware, Inc. *	3,998,470

	Total Software & Services	343,700,426

10	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Technology Hardware & Equipment — 7.2%
108,770	Apple, Inc. *	38,418,652
14,300	Aruba Networks, Inc. *	435,435
935,900	Cisco Systems, Inc. *	17,370,304
273,006	Dell, Inc. *	4,321,685
38,600	Dolby Laboratories, Inc.-Class A *	1,952,002
14,720	F5 Networks, Inc. *	1,737,107
23,700	Harris Corp.	1,105,842
239,200	Hewlett-Packard Co.	10,436,296
64,000	Ingram Micro, Inc.-Class A *	1,275,520
23,400	Lexmark International, Inc. *	878,202
50,500	NCR Corp. *	964,550
41,900	NetApp, Inc. *	2,164,554
553,600	Qualcomm, Inc.	32,983,488
78,900	Seagate Technology Plc *	1,002,030
8,700	Tech Data Corp. *	431,346
29,300	Tellabs, Inc.	157,927
104,435	Western Digital Corp. *	3,193,622
222,000	Xerox Corp.	2,386,500

	Total Technology Hardware & Equipment	121,215,062

	Telecommunication Services — 3.2%
706,700	AT&T, Inc.	20,056,146
47,400	CenturyTel, Inc.	1,951,932
56,700	MetroPCS Communications, Inc. *	816,480
30,700	Telephone & Data Systems, Inc.	1,033,055
801,222	Verizon Communications, Inc.	29,581,116

	Total Telecommunication Services	53,438,729

	Transportation — 0.6%
61,400	CH Robinson Worldwide, Inc.	4,444,746
37,700	Expeditors International of Washington, Inc.	1,802,060

See accompanying notes to the financial statements.	11

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Transportation — continued
31,000	Union Pacific Corp.	2,957,710
61,500	United Continental Holdings, Inc. *	1,478,460

	Total Transportation	10,682,976

	TOTAL COMMON STOCKS (COST $1,415,366,971)	1,641,060,393

	INVESTMENT FUNDS — 1.1%
145,040	SPDR S&P 500 ETF Trust (a)	19,312,076

	TOTAL INVESTMENT FUNDS (COST $17,748,966)	19,312,076

	MUTUAL FUNDS — 1.4%

	Affiliated Issuers — 1.4%
928,840	GMO U.S. Treasury Fund	23,221,000

	TOTAL MUTUAL FUNDS (COST $23,221,000)	23,221,000

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
2,185,928	State Street Institutional Treasury Money Market Fund-Institutional Class	2,185,928

	TOTAL SHORT-TERM INVESTMENTS (COST $2,185,928)	2,185,928

	TOTAL INVESTMENTS — 99.8% (COST $1,458,522,865)	1,685,779,397
	Other Assets and Liabilities (net) — 0.2%	2,543,745

	TOTAL NET ASSETS — 100.0%	$1,688,323,142

12	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Swap Agreements

Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Receives	Fund Pays/Receives	Value

5,856,239	7/19/2011	Deutsche Bank AG	12% of notional amount	Return on Sears Holding Corp.	$(604,066)

Premiums to (Pay) Receive					$—

As of February 28, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ETF - Exchange-Traded Fund
REIT - Real Estate Investment Trust
SPDR - Standard and Poor’s Depositary Receipt

*	Non-income producing security.
(a)	Represents an investment to equitize cash. The SPDR S&P 500 ETF Trust is a unit investment trust that issues securities called “Trust Units” or “Units” that represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s 500 Composite Stock Price Index®. The SPDR S&P 500 ETF Trust intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index.

See accompanying notes to the financial statements.	13

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $1,435,301,865) (Note 2)	$1,662,558,397
Investments in affiliated issuers, at value (cost $23,221,000) (Notes 2 and 10)	23,221,000
Receivable for investments sold	2,000,000
Receivable for Fund shares sold	81,721
Dividends and interest receivable	3,618,039
Receivable for expenses reimbursed by Manager (Note 5)	31,332

Total assets	1,691,510,489

Liabilities:
Payable for investments purchased	125,413
Payable for Fund shares repurchased	1,793,182
Payable to affiliate for (Note 5):
Management fee	402,390
Shareholder service fee	105,853
Administration fee – Class M	183
Trustees and Trust Officers or agents unaffiliated with the Manager	4,139
Payable for 12b-1 fee – Class M	474
Payable for open swap contracts (Note 4)	604,066
Accrued expenses	151,647

Total liabilities	3,187,347

Net assets	$1,688,323,142

14	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011 — (Continued)

Net assets consist of:
Paid-in capital	$2,278,675,864
Accumulated undistributed net investment income	7,652,230
Accumulated net realized loss	(824,657,418)
Net unrealized appreciation	226,652,466

$1,688,323,142

Net assets attributable to:
Class III shares	$393,523,466

Class IV shares	$163,627,367

Class VI shares	$1,129,977,625

Class M shares	$1,194,684

Shares outstanding:
Class III	32,785,192

Class IV	13,656,154

Class VI	94,384,741

Class M	99,577

Net asset value per share:
Class III	$12.00

Class IV	$11.98

Class VI	$11.97

Class M	$12.00

See accompanying notes to the financial statements.	15

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $729)	$38,766,190
Interest	36,857
Dividends from affiliated issuers (Note 10)	11,177

Total investment income	38,814,224

Expenses:
Management fee (Note 5)	5,590,136
Shareholder service fee – Class III (Note 5)	696,477
Shareholder service fee – Class IV (Note 5)	243,538
Shareholder service fee – Class VI (Note 5)	601,823
12b-1 fee – Class M (Note 5)	2,977
Administration fee – Class M (Note 5)	2,382
Custodian, fund accounting agent and transfer agent fees	274,751
Legal fees	72,462
Audit and tax fees	53,096
Trustees fees and related expenses (Note 5)	39,920
Registration fees	30,877
Miscellaneous	47,721

Total expenses	7,656,160
Fees and expenses reimbursed by Manager (Note 5)	(462,010)
Expense reductions (Note 2)	(811)

Net expenses	7,193,339

Net investment income (loss)	31,620,885

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	37,372,002
Investments in affiliated issuers	(3,683)
Realized gains distributions from affiliated issuers (Note 10)	958
Futures contracts	(485,448)
Swap contracts	1,359,459

Net realized gain (loss)	38,243,288

Change in net unrealized appreciation (depreciation) on:
Investments	160,538,471
Swap contracts	(604,066)

Net unrealized gain (loss)	159,934,405

Net realized and unrealized gain (loss)	198,177,693

Net increase (decrease) in net assets resulting from operations	$229,798,578

16	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$31,620,885	$33,835,401
Net realized gain (loss)	38,243,288	(249,904,990)
Change in net unrealized appreciation (depreciation)	159,934,405	829,307,675

Net increase (decrease) in net assets from operations	229,798,578	613,238,086

Distributions to shareholders from:
Net investment income
Class III	(7,688,037)	(10,923,666)
Class IV	(3,460,876)	(6,982,974)
Class VI	(18,917,318)	(18,598,750)
Class M	(15,852)	(23,641)

Total distributions from net investment income	(30,082,083)	(36,529,031)

Net share transactions (Note 9):
Class III	(177,852,017)	(175,328,045)
Class IV	(250,904,445)	19,146,175
Class VI	(87,292,204)	(70,070,440)
Class M	(235,395)	(974,725)

Increase (decrease) in net assets resulting from net share transactions	(516,284,061)	(227,227,035)

Total increase (decrease) in net assets	(316,567,566)	349,482,020

Net assets:
Beginning of period	2,004,890,708	1,655,408,688

End of period (including accumulated undistributed net investment income of $7,652,230 and $4,665,485, respectively)	$1,688,323,142	$2,004,890,708

See accompanying notes to the financial statements.	17

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$10.57		$7.65		$12.05		$14.77		$14.50

Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.17		0.18		0.22		0.22
Net realized and unrealized gain (loss)	1.43		2.93		(4.40)		(1.10)		0.64

Total from investment operations	1.61		3.10		(4.22)		(0.88)		0.86

Less distributions to shareholders:
From net investment income	(0.18)		(0.18)		(0.18)		(0.25)		(0.22)
From net realized gains	—		—		—		(1.59)		(0.37)

Total distributions	(0.18)		(0.18)		(0.18)		(1.84)		(0.59)

Net asset value, end of period	$12.00		$10.57		$7.65		$12.05		$14.77

Total Return(a)	15.42%		40.85%		(35.39)%		(7.33)%		5.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$393,523		$519,309		$509,120		$1,131,800		$1,789,872
Net expenses to average daily net assets	0.46	%(b)(c)	0.46	%(b)	0.46	%(b)	0.46	%(b)	0.46%
Net investment income (loss) to average daily net assets	1.68%		1.73%		1.70%		1.55%		1.51%
Portfolio turnover rate	96%		52%		62%		71%		78%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%		0.02%		0.02%		0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

18	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$10.55		$7.63		$12.02		$14.75		$14.48

Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.17		0.19		0.22		0.22
Net realized and unrealized gain (loss)	1.43		2.93		(4.39)		(1.10)		0.65

Total from investment operations	1.61		3.10		(4.20)		(0.88)		0.87

Less distributions to shareholders:
From net investment income	(0.18)		(0.18)		(0.19)		(0.26)		(0.23)
From net realized gains	—		—		—		(1.59)		(0.37)

Total distributions	(0.18)		(0.18)		(0.19)		(1.85)		(0.60)

Net asset value, end of period	$11.98		$10.55		$7.63		$12.02		$14.75

Total Return(a)	15.47%		41.04%		(35.36)%		(7.36)%		6.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$163,627		$415,267		$286,333		$478,084		$602,048
Net expenses to average daily net assets	0.41	%(b)(c)	0.41	%(b)	0.41	%(b)	0.41	%(b)	0.41%
Net investment income (loss) to average daily net assets	1.68%		1.76%		1.78%		1.57%		1.55%
Portfolio turnover rate	96%		52%		62%		71%		78%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%		0.02%		0.02%		0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	19

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$10.54		$7.63		$12.02		$14.75		$14.47

Income (loss) from investment operations:
Net investment income (loss)†	0.20		0.17		0.19		0.23		0.23
Net realized and unrealized gain (loss)	1.42		2.93		(4.38)		(1.11)		0.65

Total from investment operations	1.62		3.10		(4.19)		(0.88)		0.88

Less distributions to shareholders:
From net investment income	(0.19)		(0.19)		(0.20)		(0.26)		(0.23)
From net realized gains	—		—		—		(1.59)		(0.37)

Total distributions	(0.19)		(0.19)		(0.20)		(1.85)		(0.60)

Net asset value, end of period	$11.97		$10.54		$7.63		$12.02		$14.75

Total Return(a)	15.59%		40.96%		(35.33)%		(7.32)%		6.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,129,978		$1,069,030		$858,170		$2,031,659		$3,671,926
Net expenses to average daily net assets	0.37	%(b)(c)	0.37	%(b)	0.37	%(b)	0.37	%(b)	0.37%
Net investment income (loss) to average daily net assets	1.80%		1.80%		1.78%		1.63%		1.61%
Portfolio turnover rate	96%		52%		62%		71%		78%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%		0.02%		0.02%		0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

20	See accompanying notes to the financial statements.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$10.57		$7.65		$12.03		$14.75		$14.47

Income (loss) from investment operations:
Net investment income (loss)†	0.15		0.14		0.15		0.18		0.18
Net realized and unrealized gain (loss)	1.43		2.94		(4.40)		(1.11)		0.64

Total from investment operations	1.58		3.08		(4.25)		(0.93)		0.82

Less distributions to shareholders:
From net investment income	(0.15)		(0.16)		(0.13)		(0.20)		(0.17)
From net realized gains	—		—		—		(1.59)		(0.37)

Total distributions	(0.15)		(0.16)		(0.13)		(1.79)		(0.54)

Net asset value, end of period	$12.00		$10.57		$7.65		$12.03		$14.75

Total Return(a)	15.08%		40.51%		(35.61)%		(7.64)%		5.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,195		$1,285		$1,786		$56,422		$131,640
Net expenses to average daily net assets	0.76	%(b)(c)	0.76	%(b)	0.76	%(b)	0.76	%(b)	0.76%
Net investment income (loss) to average daily net assets	1.40%		1.51%		1.29%		1.23%		1.22%
Portfolio turnover rate	96%		52%		62%		71%		78%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%		0.02%		0.02%		0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	21

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO U.S. Core Equity Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is high total return. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the S&P 500 Index. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in equity investments tied economically to the U.S. The terms “equities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

22

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Throughout the period ended February 28, 2011, the Fund had four classes of shares outstanding: Class III, Class IV, Class VI, and Class M. Class M shares bear an administration fee and a 12b-1 fee while Classes III, IV and VI bear a shareholder service fee (See Note 5). The principal economic difference among the classes of shares is the type and level of fees they bear.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions,

23

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

(b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$1,641,060,393	$—	$—	$1,641,060,393
Investment Funds	19,312,076	—	—	19,312,076
Mutual Funds	23,221,000	—	—	23,221,000
Short-Term Investments	2,185,928	—	—	2,185,928

Total Investments	1,685,779,397	—	—	1,685,779,397

Total	$1,685,779,397	$—	$—	$1,685,779,397

24

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives
Swap Agreements
Equity Risk	$—	$(604,066)	$—	$(604,066)

Total	$—	$(604,066)	$—	$(604,066)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid

25

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$30,082,083	$36,529,031

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$7,441,512

Other Tax Attributes:
Capital loss carryforwards	$(752,131,366)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(240,726,835)
February 28, 2018	(511,404,531)

Total	$(752,131,366)

26

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$1,531,048,916	$166,878,449	$(12,147,968)	$154,730,481

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are

27

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or

28

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

29

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash,

30

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains

31

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon

32

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

33

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants received as a result of a corporate action. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(604,066)	$—	$(604,066)

Total	$—	$—	$—	$(604,066)	$—	$(604,066)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (rights and warrants)	$—	$—	$—	$(191,700)	$—	$(191,700)
Futures contracts	—	—	—	(485,448)	—	(485,448)
Swap agreements	—	—	—	1,359,459	—	1,359,459

Total	$—	$—	$—	$682,311	$—	$682,311

Change in Unrealized Appreciation (Depreciation) on:
Swap agreements	$—	$—	$—	$(604,066)	$—	$(604,066)

Total	$—	$—	$—	$(604,066)	$—	$(604,066)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

34

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The volume of derivative activity, based on absolute values (futures contracts and rights and warrants) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Futures contracts	Swap agreements	Right/Warrants

Average amount outstanding	$6,585,256	$866,664	$129,921

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.10% for Class IV shares and 0.055% for Class VI shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund’s average daily net assets of Class M shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.31% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means the administration fee and distribution (12b-1) fee (Class M Shares only), shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s

35

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $39,920 and $13,791, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder
service fees and	Indirect Shareholder
interest expense)	Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $1,696,293,225 and $2,188,623,168, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 45.14% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the Fund’s outstanding shares of the Fund. One of the shareholders is another fund of the Trust.

As of February 28, 2011, 0.02% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 57.71% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

36

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	1,742,656	$18,918,171	3,511,410	$32,897,874
Shares issued to shareholders in reinvestment of distributions	607,138	6,494,451	966,073	8,947,756
Shares repurchased	(18,693,019)	(203,264,639)	(21,930,843)	(217,173,675)

Net increase (decrease)	(16,343,225)	$(177,852,017)	(17,453,360)	$(175,328,045)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class IV:	Shares	Amount	Shares	Amount

Shares sold	—	$—	7,571,207	$76,018,597
Shares issued to shareholders in reinvestment of distributions	294,993	3,208,274	726,034	6,697,682
Shares repurchased	(26,016,665)	(254,112,719)	(6,449,352)	(63,570,104)

Net increase (decrease)	(25,721,672)	$(250,904,445)	1,847,889	$19,146,175

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class VI:	Shares	Amount	Shares	Amount

Shares sold	19,230,775	$200,810,712	25,991,710	$252,219,486
Shares issued to shareholders in reinvestment of distributions	1,768,755	18,917,318	2,002,865	18,598,750
Shares repurchased	(28,000,574)	(307,020,234)	(39,110,545)	(340,888,676)

Net increase (decrease)	(7,001,044)	$(87,292,204)	(11,115,970)	$(70,070,440)

37

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class M:	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	1,484	15,851	2,609	23,641
Shares repurchased	(23,519)	(251,246)	(114,519)	(998,366)

Net increase (decrease)	(22,035)	$(235,395)	(111,910)	$(974,725)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO U.S. Treasury Fund	$—	$163,998,601	$140,773,918	$11,177	$958	$23,221,000

Totals	$—	$163,998,601	$140,773,918	$11,177	$958	$23,221,000

38

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Core Equity Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, broker, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

39

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

40

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.46%	$1,000.00	$1,223.40	$2.54
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

Class IV

1) Actual	0.41%	$1,000.00	$1,224.20	$2.26
2) Hypothetical	0.41%	$1,000.00	$1,022.76	$2.06

Class VI

1) Actual	0.37%	$1,000.00	$1,224.70	$2.04
2) Hypothetical	0.37%	$1,000.00	$1,022.96	$1.85

Class M

1) Actual	0.76%	$1,000.00	$1,222.80	$4.19
2) Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

41

GMO U.S. Core Equity Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 99.64% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

42

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of Time	During Past	Complex	Directorships
Date of Birth	Trust	Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

43

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of Time	During Past	Complex	Directorships
Date of Birth	Trust	Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of Time	During Past	Complex	Directorships
Date of Birth	Held with Trust	Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

44

Other Officers:

Name and	Position(s)	Length of Time	Principal Occupation(s)
Date of Birth	Held with Trust	Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

Other Officers: — (Continued)

Name and	Position(s)	Length of Time	Principal Occupation(s)
Date of Birth	Held with Trust	Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

46

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Equity Allocation Fund returned +14.1% for the fiscal year ended February 28, 2011, as compared with +24.3% for the Russell 3000 Index.

Underlying fund implementation was negative, detracting 8.8% from relative performance, as GMO U.S. Core Equity Fund and GMO Quality Fund each underperformed their respective benchmarks during the period.

Asset allocation detracted 1.4% from relative performance because the Fund was overweight funds emphasizing large capitalization equities and underweight funds emphasizing small capitalization equities.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO U.S. Equity Allocation Fund Class III Shares and the Russell 3000 Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

*	Russell 3000 ++ Index represents the S&P 500 Index prior to February 28, 2003 and the Russell 3000 Index thereafter.
The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russelltm is a trademark of the Frank Russell Company.

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.9%
Short-Term Investments	2.4
Investment Funds	0.6
Rights and Warrants	0.0	∧
Swap Agreements	(0.0	)∧
Other	0.1

	100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
∧	Rounds to 0.0%.

1

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,243,191	GMO Quality Fund, Class VI	46,703,245
3,923,885	GMO U.S. Core Equity Fund, Class VI	46,968,900
75,275	GMO U.S. Small/Mid Cap Growth Fund, Class III	1,194,609
128,144	GMO U.S. Small/Mid Cap Value Fund, Class III	1,055,906

	TOTAL MUTUAL FUNDS (COST $81,381,291)	95,922,660

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
26,562	State Street Eurodollar Time Deposit, 0.01%, due 03/01/11	26,562

	TOTAL SHORT-TERM INVESTMENTS (COST $26,562)	26,562

	TOTAL INVESTMENTS — 100.0% (Cost $81,407,853)	95,949,222
	Other Assets and Liabilities (net) — (0.0%)	(26,076)

	TOTAL NET ASSETS — 100.0%	$95,923,146

2	See accompanying notes to the financial statements.

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $26,562) (Note 2)	$26,562
Investments in affiliated issuers, at value (cost $81,381,291) (Notes 2 and 10)	95,922,660
Receivable for Fund shares sold	1,890
Receivable for expenses reimbursed by Manager (Note 5)	7,627

Total assets	95,958,739

Liabilities:
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	245
Accrued expenses	35,348

Total liabilities	35,593

Net assets	$95,923,146

Net assets consist of:
Paid-in capital	$98,216,599
Accumulated undistributed net investment income	759,077
Accumulated net realized loss	(17,593,899)
Net unrealized appreciation	14,541,369

$95,923,146

Net assets attributable to:
Class III shares	$95,923,146

Shares outstanding:
Class III	3,760,506

Net asset value per share:
Class III	$25.51

See accompanying notes to the financial statements.	3

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$2,164,926
Interest	4

Total investment income	2,164,930

Expenses:
Audit and tax fees	34,729
Custodian, fund accounting agent and transfer agent fees	18,659
Legal fees	4,990
Registration fees	2,667
Trustees fees and related expenses (Note 5)	2,532
Miscellaneous	9,958

Total expenses	73,535
Fees and expenses reimbursed by Manager (Note 5)	(70,089)
Expense reductions (Note 2)	(35)

Net expenses	3,411

Net investment income (loss)	2,161,519

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(8,686,789)

Net realized gain (loss)	(8,686,789)

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	22,834,512

Net realized and unrealized gain (loss)	14,147,723

Net increase (decrease) in net assets resulting from operations	$16,309,242

4	See accompanying notes to the financial statements.

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,161,519	$2,237,184
Net realized gain (loss)	(8,686,789)	(496,961)
Change in net unrealized appreciation (depreciation)	22,834,512	31,860,661

Net increase (decrease) in net assets from operations	16,309,242	33,600,884

Distributions to shareholders from:
Net investment income
Class III	(2,513,176)	(1,126,450)

Net share transactions (Note 9):
Class III	(46,437,467)	26,669,880
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	4,778

Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(46,437,467)	26,674,658

Total increase (decrease) in net assets	(32,641,401)	59,149,092

Net assets:
Beginning of period	128,564,547	69,415,455

End of period (including accumulated undistributed net investment income of $759,077 and $1,110,734, respectively)	$95,923,146	$128,564,547

See accompanying notes to the financial statements.	5

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011(a)		2010(a)		2009(a)		2008(a)		2007(a)

Net asset value, beginning of period	$22.80		$16.55		$25.55		$31.90		$32.80

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.43		0.40		0.45		0.55		0.50
Net realized and unrealized gain (loss)	2.73		6.05		(8.50)		(2.10)		1.40

Total from investment operations	3.16		6.45		(8.05)		(1.55)		1.90

Less distributions to shareholders:
From net investment income	(0.45)		(0.20)		(0.40)		(1.60)		(0.75)
From net realized gains	—		—		(0.55)		(3.20)		(2.05)

Total distributions	(0.45)		(0.20)		(0.95)		(4.80)		(2.80)

Net asset value, end of period	$25.51		$22.80		$16.55		$25.55		$31.90

Total Return(c)	14.13%		38.94%		(32.42)%		(6.43)%		6.48%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$95,923		$128,565		$69,415		$95,067		$149,312
Net expenses to average daily net assets(d)	0.00	%(e)(f)	0.00	%(e)(f)	0.00	%(e)(f)	0.00	%(e)(f)	0.04%
Net investment income (loss) to average daily net assets(b)	1.86%		1.99%		1.94%		1.78%		1.63%
Portfolio turnover rate	7%		2%		39%		26%		35%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%		0.05%		0.06%		0.04%		0.18%
Purchase premiums and redemption fees consisted of the following per share amounts: (Note 2)†	—		$0.00	(g)	$0.00	(g)	$0.00	(g)	$0.00 (g)

(a)	Per share amounts were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Net expenses to average daily net assets were less than 0.01%.
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

6	See accompanying notes to the financial statements.

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO U.S. Equity Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the Russell 3000 Index. The Fund is a fund of funds and invests primarily in shares of the GMO U.S. Equity Funds. The Fund also may invest in shares of GMO Flexible Equities Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities directly. The Fund primarily seeks exposure to U.S. equity investments (including both growth and value style equities and equities of any market capitalization). The Fund also may have exposure to foreign equity investments. Under normal circumstances, the Fund invests (including through investment in the underlying funds) at least 80% of its assets in equity investments tied economically to the U.S. The term “equity investments” refers to direct and indirect (e.g., through the underlying funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

The Manager uses multi-year forecasts of relative value and risk among major sectors in the U.S. equity market (large-cap value, large-cap growth, large-cap core, small- and mid-cap value, small- and mid-cap growth, and real estate/REIT) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

On October 5, 2010, the Fund’s Board of Trustees approved a one for five reverse stock split for the Fund. The reverse stock split was effective as of November 15, 2010. The reverse stock split did not result in a change to the value of the shareholder account balances.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

7

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value those foreign securities (including futures, derivatives and other securities whose values are based on indices comprised of such securities) as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, those foreign equity securities representing 6.4%, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

8

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$95,922,660	$—	$—	$95,922,660
Short-Term Investments	26,562	—	—	26,562

Total Investments	95,949,222	—	—	95,949,222

Total	$95,949,222	$—	$—	$95,949,222

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

9

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$2,513,176	$1,126,450

Total distributions	$2,513,176	$1,126,450

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

10

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$759,077

Other Tax Attributes:
Capital loss carryforwards	$(5,932,209)
Post-October capital loss deferral	$(6,771,334)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 29, 2012	$(136,192)
February 28, 2017	(4,328,424)
February 28, 2018	(176,824)
February 28, 2019	(1,290,769)

Total	$(5,932,209)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$86,298,207	$9,651,015	$—	$9,651,015

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

11

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund charges purchase premiums and redemption fees based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which it invests, provided that, if that weighted average is less than 0.05%, the Fund generally will not charge a purchase premium or redemption fee. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. All or a portion of the Fund’s purchase premiums and /or redemption fees may be waived at the Manager’s discretion when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the

12

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

estimated transaction costs for directly held assets and (ii) the purchase premiums and /or redemption fees, if any, imposed by the underlying funds are less than the purchase premiums and /or redemption fees imposed by the Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated

13

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of

14

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

4.	Derivative financial instruments

At February 28, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). This contractual expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $2,532 and $913, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

15

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding Shareholder	Indirect Shareholder
service fees)	Service Fees	Total Indirect Expenses
0.323%	0.057%	0.380%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2011 aggregated $8,030,467 and $54,809,258, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 67.05% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, less than 0.01% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

16

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares *	Amount	Shares *	Amount

Shares sold	254,234	$5,528,576	1,497,949	$27,882,504
Shares issued to shareholders in reinvestment of distributions	83,316	1,906,115	36,241	853,486
Shares repurchased	(2,211,666)	(53,872,158)	(91,392)	(2,066,110)
Purchase premiums	—	—	—	4,651
Redemption fees	—	—	—	127

Net increase (decrease)	(1,874,116)	$(46,437,467)	1,442,798	$26,674,658

*	Shares were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO Quality Fund, Class VI	$63,773,409	$4,760,713	$27,566,179	$1,148,318	$—	$46,703,245
GMO U.S. Core Equity Fund, Class VI	62,497,103	3,254,914	26,518,541	1,001,768	—	46,968,900
GMO U.S. Small/Mid Cap Growth Fund, Class III	1,080,728	3,856	292,426	3,856	—	1,194,609
GMO U.S. Small/Mid Cap Value Fund, Class III	1,202,569	10,984	432,112	10,984	—	1,055,906

Totals	$128,553,809	$8,030,467	$54,809,258	$2,164,926	$—	$95,922,660

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Equity Allocation Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and tranfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

18

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

19

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.38%	$1,000.00	$1,213.00	$2.09
2) Hypothetical	0.38%	$1,000.00	$1,022.91	$1.91

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

20

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

21

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

22

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

23

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

24

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

GMO U.S. Growth Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Growth Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of GMO U.S. Growth Fund returned +21.8% for the fiscal year ended February 28, 2011, as compared with +24.9% for the Russell 1000 Growth Index.

Stock selection detracted from returns relative to the Russell 1000 Growth Index. Selections in Consumer Discretionary, Health Care, and Information Technology were among the detractors. In terms of individual stocks, overweight positions in Apollo Group, Visa, and Cisco Systems were among those detracting from relative returns. Overweight positions in Apple, QUALCOMM, and Estée Lauder added to relative returns.

Sector selection also detracted from returns relative to the Russell 1000 Growth Index. Sector weightings negatively impacting relative performance included an overweight in Consumer Staples and underweight positions in Energy and Industrials. Sector weightings positively impacting relative performance included an underweight position in Financials.

Litigation proceeds received during the fiscal year had a positive impact on Fund returns, adding 384 basis points.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO U.S. Growth Fund Class III Shares and the Russell 1000 Growth Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to GMO Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Growth Fund.

The Russell 1000 Growth® Index is a trademark/service mark of the Frank Russell Company. Russelltm is a trademark of the Frank Russell Company.

GMO U.S. Growth Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.4%
Mutual Funds	4.0
Short-Term Investments	1.1
Other	(1.5)

100.0%

Industry Group Summary	% of Equity Investments*
Software & Services	19.1%
Technology Hardware & Equipment	17.7
Food, Beverage & Tobacco	13.0
Household & Personal Products	7.0
Energy	6.0
Pharmaceuticals, Biotechnology & Life Sciences	6.0
Food & Staples Retailing	5.6
Retailing	5.2
Capital Goods	5.1
Consumer Services	4.5
Health Care Equipment & Services	3.0
Semiconductors & Semiconductor Equipment	2.0
Media	1.7
Telecommunication Services	1.5
Consumer Durables & Apparel	0.9
Transportation	0.8
Materials	0.4
Diversified Financials	0.4
Real Estate	0.1

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

1

GMO U.S. Growth Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 96.4%

	Capital Goods — 4.9%
486	3M Co.	44,824
162	Danaher Corp.	8,197
100	Emerson Electric Co.	5,966
37	Flowserve Corp.	4,624
62	Goodrich Corp.	5,346
57	Lockheed Martin Corp.	4,512
136	TransDigm Group, Inc. *	10,932
450	United Technologies Corp.	37,593

	Total Capital Goods	121,994

	Consumer Durables & Apparel — 0.8%
236	Nike, Inc.-Class B	21,011

	Consumer Services — 4.4%
460	Apollo Group, Inc.-Class A *	20,820
100	Career Education Corp. *	2,411
100	DeVry, Inc.	5,425
272	Las Vegas Sands Corp. *	12,686
566	McDonald’s Corp.	42,835
100	Starwood Hotels & Resorts Worldwide, Inc.	6,110
21	Strayer Education, Inc.	2,886
319	Yum! Brands, Inc.	16,055

	Total Consumer Services	109,228

	Diversified Financials — 0.4%
5	BlackRock, Inc.	1,020
200	Charles Schwab Corp. (The)	3,794
199	TD Ameritrade Holding Corp.	4,338

	Total Diversified Financials	9,152

2	See accompanying notes to the financial statements.

GMO U.S. Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Energy — 5.8%
100	Chevron Corp.	10,375
1,444	Exxon Mobil Corp.	123,505
205	Range Resources Corp.	11,132

	Total Energy	145,012

	Food & Staples Retailing — 5.4%
319	Costco Wholesale Corp.	23,858
265	CVS Caremark Corp.	8,761
262	Kroger Co. (The)	6,000
648	Sysco Corp.	18,008
578	Walgreen Co.	25,050
1,037	Wal–Mart Stores, Inc.	53,903

	Total Food & Staples Retailing	135,580

	Food, Beverage & Tobacco — 12.5%
579	Altria Group, Inc.	14,689
157	Brown-Forman Corp.-Class B	10,857
330	Campbell Soup Co.	11,108
257	Coca-Cola Enterprises, Inc.	6,759
965	Coca–Cola Co. (The)	61,683
200	ConAgra Foods, Inc.	4,632
366	Flowers Foods, Inc.	9,736
476	General Mills, Inc.	17,679
130	Green Mountain Coffee Roasters, Inc. *	5,301
219	Hansen Natural Corp. *	12,603
304	Hershey Co. (The)	15,905
272	HJ Heinz Co.	13,660
345	Kellogg Co.	18,478
261	McCormick & Co., Inc. (Non Voting)	12,437
19	Mead Johnson Nutrition Co.	1,137
698	PepsiCo, Inc.	44,267
813	Philip Morris International, Inc.	51,040

	Total Food, Beverage & Tobacco	311,971

See accompanying notes to the financial statements.	3

GMO U.S. Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Health Care Equipment & Services — 2.9%
38	Baxter International, Inc.	2,020
189	DaVita, Inc. *	15,001
254	Express Scripts, Inc. *	14,280
236	Health Management Associates, Inc.-Class A *	2,360
155	Lincare Holdings, Inc.	4,547
100	Mednax, Inc. *	6,493
663	Medtronic, Inc.	26,467

	Total Health Care Equipment & Services	71,168

	Household & Personal Products — 6.8%
440	Avon Products, Inc.	12,236
162	Church & Dwight Co., Inc.	12,221
314	Clorox Co.	21,277
344	Colgate–Palmolive Co.	27,011
383	Estee Lauder Cos. (The), Inc.-Class A	36,159
116	Herbalife Ltd.	9,096
319	Kimberly–Clark Corp.	21,022
475	Procter & Gamble Co. (The)	29,949

	Total Household & Personal Products	168,971

	Materials — 0.4%
100	Air Products & Chemicals, Inc.	9,200
16	Sherwin-Williams Co. (The)	1,314

	Total Materials	10,514

	Media — 1.7%
539	DirectTV – Class A *	24,778
300	Discovery Communications, Inc. *	12,933
100	Viacom, Inc.-Class B	4,466

	Total Media	42,177

	Pharmaceuticals, Biotechnology & Life Sciences — 5.8%
1,008	Abbott Laboratories	48,485
543	Eli Lilly & Co.	18,766

4	See accompanying notes to the financial statements.

GMO U.S. Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences — continued
495	Gilead Sciences, Inc. *	19,295
100	Human Genome Sciences, Inc. *	2,503
99	Illumina, Inc. *	6,871
751	Johnson & Johnson	46,141
100	Warner Chilcott Plc	2,368

	Total Pharmaceuticals, Biotechnology & Life Sciences	144,429

	Real Estate — 0.1%
204	General Growth Properties, Inc. REIT *	3,248

	Retailing — 5.0%
100	Abercrombie & Fitch Co.-Class A	5,737
189	Amazon.com, Inc. *	32,752
100	Bed Bath & Beyond, Inc. *	4,815
42	Dick’s Sporting Goods, Inc. *	1,560
320	Dollar General Corp. *	9,040
117	Dollar Tree, Inc. *	5,887
89	Expedia, Inc.	1,767
189	Family Dollar Stores, Inc.	9,465
100	Guess?, Inc.	4,529
331	Home Depot, Inc.	12,403
16	Netflix, Inc. *	3,307
100	O’Reilly Automotive, Inc. *	5,558
26	Priceline.com Inc. *	11,801
294	Target Corp.	15,450

	Total Retailing	124,071

	Semiconductors & Semiconductor Equipment — 1.9%
1,428	Intel Corp.	30,659
472	Marvell Technology Group Ltd *	8,628
100	Skyworks Solutions, Inc. *	3,594
147	Texas Instruments, Inc.	5,235

	Total Semiconductors & Semiconductor Equipment	48,116

See accompanying notes to the financial statements.	5

GMO U.S. Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Software & Services — 18.4%
200	Accenture Plc.-Class A	10,296
119	Autodesk, Inc. *	5,004
220	Citrix Systems, Inc. *	15,435
200	Cognizant Technology Solutions Corp.-Class A *	15,374
126	eBay, Inc. *	4,222
400	Electronic Arts, Inc. *	7,520
120	Equinix, Inc. *	10,373
400	Genpact Ltd. *	5,580
136	Google, Inc.-Class A *	83,422
94	IAC/InterActiveCorp *	2,921
519	International Business Machines Corp.	84,016
137	Lender Processing Services, Inc.	4,668
41	MasterCard, Inc.-Class A	9,863
3,111	Microsoft Corp.	82,690
2,585	Oracle Corp.	85,046
31	Salesforce.com, Inc. *	4,100
305	Visa, Inc.-Class A	22,280
279	Western Union Co.	6,135

	Total Software & Services	458,945

	Technology Hardware & Equipment — 17.0%
100	Amphenol Corp.-Class A	5,748
585	Apple, Inc. *	206,628
2,661	Cisco Systems, Inc. *	49,388
77	Corning, Inc.	1,776
200	Dell, Inc. *	3,166
1,116	EMC Corp. *	30,366
1,360	Hewlett-Packard Co.	59,337
31	Itron, Inc. *	1,758
100	NetApp, Inc. *	5,166
950	Qualcomm, Inc.	56,601
100	SanDisk Corp. *	4,960

	Total Technology Hardware & Equipment	424,894

6	See accompanying notes to the financial statements.

GMO U.S. Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Telecommunication Services — 1.5%
226	American Tower Corp.-Class A *	12,195
483	Crown Castle International Corp. *	20,358
100	NII Holdings, Inc. *	4,096

	Total Telecommunication Services	36,649

	Transportation — 0.7%
10	Union Pacific Corp.	954
241	United Parcel Service, Inc.-Class B	17,785

	Total Transportation	18,739

	TOTAL COMMON STOCKS (COST $2,095,183)	2,405,869

	MUTUAL FUNDS — 4.0%

	Affiliated Issuers — 4.0%
4,040	GMO U.S. Treasury Fund	100,999

	TOTAL MUTUAL FUNDS (COST $100,999)	100,999

	SHORT-TERM INVESTMENTS — 1.1%

	Money Market Funds — 1.1%
26,917	State Street Institutional Treasury Money Market Fund-Institutional Class	26,917

	TOTAL SHORT-TERM INVESTMENTS (COST $26,917)	26,917

	TOTAL INVESTMENTS — 101.5% (COST $2,223,099)	2,533,785
	Other Assets and Liabilities (net) — (1.5%)	(38,380)

	TOTAL NET ASSETS — 100.0%	$2,495,405

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

See accompanying notes to the financial statements.	7

GMO U.S. Growth Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $2,122,100) (Note 2)	$2,432,786
Investments in affiliated issuers, at value (cost $100,999) (Notes 2 and 10)	100,999
Receivable for Fund shares sold	7,989
Dividends and interest receivable	4,429
Receivable for expenses reimbursed by Manager (Note 5)	10,836

Total assets	2,557,039

Liabilities:
Payable to affiliate for (Note 5):
Management fee	591
Shareholder service fee	218
Administration fee – Class M	89
Trustees and Trust Officers or agents unaffiliated with the Manager	6
Payable for 12b-1 fee – Class M	232
Accrued expenses	60,498

Total liabilities	61,634

Net assets	$2,495,405

Net assets consist of:
Paid-in capital	$2,863,278
Accumulated undistributed net investment income	3,938
Accumulated net realized loss	(682,497)
Net unrealized appreciation	310,686

$2,495,405

Net assets attributable to:
Class III shares	$1,908,380

Class M shares	$587,025

Shares outstanding:
Class III	108,487

Class M	33,445

Net asset value per share:
Class III	$17.59

Class M	$17.55

8	See accompanying notes to the financial statements.

GMO U.S. Growth Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $1)	$125,801
Interest	138
Dividends from affiliated issuers (Note 10)	77

Total investment income	126,016

Expenses:
Management fee (Note 5)	24,909
Shareholder service fee – Class III (Note 5)	11,211
12b-1 fee – Class M (Note 5)	1,401
Administration fee – Class M (Note 5)	1,121
Audit and tax fees	69,069
Custodian, fund accounting agent and transfer agent fees	28,956
Registration fees	24,584
Trustees fees and related expenses (Note 5)	185
Legal fees	109
Miscellaneous	10,666

Total expenses	172,211
Fees and expenses reimbursed by Manager (Note 5)	(133,321)
Expense reductions (Note 2)	(7)

Net expenses	38,883

Net investment income (loss)	87,133

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	6,178,898
Investments in affiliated issuers	(27)
Realized gains distributions from affiliated issuers (Note 10)	8
Futures contracts	70,177

Net realized gain (loss)	6,249,056

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,037,344)
Futures contracts	(4,319)

Net unrealized gain (loss)	(3,041,663)

Net realized and unrealized gain (loss)	3,207,393

Net increase (decrease) in net assets resulting from operations	$3,294,526

See accompanying notes to the financial statements.	9

GMO U.S. Growth Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$87,133	$670,063
Net realized gain (loss)	6,249,056	(4,520,387)
Change in net unrealized appreciation (depreciation)	(3,041,663)	18,290,138

Net increase (decrease) in net assets from operations	3,294,526	14,439,814

Distributions to shareholders from:
Net investment income
Class III	(163,264)	(700,931)
Class M	(4,666)	(8,245)

Total distributions from net investment income	(167,930)	(709,176)

Net share transactions (Note 9):
Class III	(41,634,045)	(7,776,148)
Class M	(119,482)	(115,249)

Increase (decrease) in net assets resulting from net share transactions	(41,753,527)	(7,891,397)

Total increase (decrease) in net assets	(38,626,931)	5,839,241

Net assets:
Beginning of period	41,122,336	35,283,095

End of period (including accumulated undistributed net investment income of $3,938 and $82,726, respectively)	$2,495,405	$41,122,336

10	See accompanying notes to the financial statements.

GMO U.S. Growth Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009		2008		2007

Net asset value, beginning of period	$14.61		$10.47	$15.82		$17.24		$18.17

Income (loss) from investment operations:
Net investment income (loss)†	0.16		0.21	0.18		0.17		0.15
Net realized and unrealized gain (loss)	3.00		4.15	(5.32)		(1.06)		0.07

Total from investment operations	3.16		4.36	(5.14)		(0.89)		0.22

Less distributions to shareholders:
From net investment income	(0.18)		(0.22)	(0.21)		(0.17)		(0.15)
From net realized gains	—		—	—		(0.36)		(1.00)

Total distributions	(0.18)		(0.22)	(0.21)		(0.53)		(1.15)

Net asset value, end of period	$17.59		$14.61	$10.47		$15.82		$17.24

Total Return(a)	21.76	%(b)	41.94%	(32.84)%		(5.49)%		1.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,908		$40,521	$34,758		$129,666		$224,554
Net expenses to average daily net assets	0.46	%(c)(d)	0.46%	0.46	%(d)	0.46	%(d)	0.46%
Net investment income (loss) to average daily net assets	1.09%		1.60%	1.19%		0.94%		0.85%
Portfolio turnover rate	61%		118%	70%		97%		111%
Fees and expenses reimbursed by the Manager to average daily net assets:	1.40%		0.33%	0.19%		0.07%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(b)	Litigation proceeds received during the fiscal year had a positive impact on total return adding 3.84%.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	11

GMO U.S. Growth Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009		2008		2007

Net asset value, beginning of period	$14.58		$10.45	$15.76		$17.16		$18.10

Income (loss) from investment operations:
Net investment income (loss)†	0.15		0.17	0.13		0.11		0.10
Net realized and unrealized gain (loss)	2.95		4.14	(5.30)		(1.05)		0.06

Total from investment operations	3.10		4.31	(5.17)		(0.94)		0.16

Less distributions to shareholders:
From net investment income	(0.13)		(0.18)	(0.14)		(0.10)		(0.10)
From net realized gains	—		—	—		(0.36)		(1.00)

Total distributions	(0.13)		(0.18)	(0.14)		(0.46)		(1.10)

Net asset value, end of period	$17.55		$14.58	$10.45		$15.76		$17.16

Total Return(a)	21.36	%(b)	41.50%	(33.01)%		(5.79)%		0.91%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$587		$601	$525		$68,732		$85,714
Net expenses to average daily net assets	0.76	%(c)(d)	0.76%	0.76	%(d)	0.76	%(d)	0.76%
Net investment income (loss) to average daily net assets	1.00%		1.31%	0.80%		0.64%		0.56%
Portfolio turnover rate	61%		118%	70%		97%		111%
Fees and expenses reimbursed by the Manager to average daily net assets:	5.15%		0.34%	0.10%		0.07%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	Litigation proceeds received during the fiscal year had a positive impact on total return adding 3.84%.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

12	See accompanying notes to the financial statements.

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO U.S. Growth Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is long-term capital growth. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the Russell 1000 Growth Index. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. The term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

13

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

Throughout the year ended February 28, 2011, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee, while Class III shares bear a shareholder service fee (See Note 5). The principal economic difference between the classes of shares is the type and level of fees they bear.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$2,405,869	$—	$—	$2,405,869
Mutual Funds	100,999	—	—	100,999
Short-Term Investments	26,917	—	—	26,917

Total Investments	2,533,785	—	—	2,533,785

Total	$2,533,785	$—	$—	$2,533,785

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. All of the Fund’s common stocks held at period end

15

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, losses on wash sale transactions, post-October capital losses and differing treatment of litigation proceeds received.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$167,930	$709,176

Total distributions	$167,930	$709,176

16

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$3,936

Other Tax Attributes:
Capital loss carryforwards	$(648,854)
Post-October capital loss deferral	$(1,416)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. As of February 28, 2011, the capital loss carryforwards disclosed below were permanently reduced by $18,702,667 due to share ownership activity. Utilization of the capital loss carryforwards, post-October capital losses and losses realized in the future, if any, subsequent to February 28, 2011 could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

February 28, 2017	$(557,487)
February 28, 2018	(91,367)

Total	$(648,854)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$2,255,326	$335,484	$(57,025)	$278,459

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would

17

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

18

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Market Risk — Growth Securities — Because growth securities typically trade at higher multiples of current earnings than other securities, their market values are often more sensitive than other securities to changes in future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

19

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will

20

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price

21

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

22

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated

23

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

24

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Future contracts	$—	$—	$—	$70,177	$—	$70,177

Total	$—	$—	$—	$70,177	$—	$70,177

Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$—	$—	$—	$(4,319)	$—	$(4,319)

Total	$—	$—	$—	$(4,319)	$—	$(4,319)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the year ended February 28, 2011:

Futures
contracts

Average amount outstanding	$58,260

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average net assets daily of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund’s average daily net assets of Class M shares.

25

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.31% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means the administration fee and distribution (12b-1) fee (Class M Shares only) shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $185 and $51, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder
service fees and interest	Indirect Shareholder
expense)	Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $4,958,151 and $45,171,575, respectively.

26

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 90.72% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund’s outstanding shares.

As of February 28, 2011, 0.38% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and none of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	3,949	$66,528	5,132	$67,630
Shares issued to shareholders in reinvestment of distributions	10,490	162,806	54,613	700,053
Shares repurchased	(2,679,550)	(41,863,379)	(605,706)	(8,543,831)

Net increase (decrease)	(2,665,111)	$(41,634,045)	(545,961)	$(7,776,148)

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class M:	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	294	4,665	644	8,245
Shares repurchased	(8,092)	(124,147)	(9,658)	(123,494)

Net increase (decrease)	(7,798)	$(119,482)	(9,014)	$(115,249)

27

GMO U.S. Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$—	$187,025	$86,000	$77	$8	$100,999

Totals	$—	$187,025	$86,000	$77	$8	$100,999

28

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Growth Fund (the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

29

GMO U.S. Growth Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

30

GMO U.S. Growth Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.46%	$1,000.00	$1,272.60	$2.59
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

Class M

1) Actual	0.76%	$1,000.00	$1,270.60	$4.28
2) Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

31

GMO U.S. Growth Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 95.41% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

32

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with	Length of	During Past	Complex	Directorships
Date of Birth	the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

33

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with	Length of	During Past	Complex	Directorships
Date of Birth	the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

34

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Intrinsic Value Fund returned +21.8% for the fiscal year ended February 28, 2011, as compared with +22.2% for the Russell 1000 Value Index.

Stock selection added to returns relative to the Russell 1000 Value Index. Selections in Health Care and Energy added to relative returns while selections in Industrials, Information Technology, and Financials detracted. Overweight positions in Apple, ConocoPhillips, and ExxonMobil were among the individual names adding to relative returns. Overweight positions in Microsoft, Wal-Mart Stores, and Cisco Systems were among the detractors.

Sector selection detracted from returns relative to the Russell 1000 Value Index. Sector weightings negatively impacting relative performance included an overweight in Health Care and underweight positions in Telecommunication Services and Materials. Sector weightings positively impacting relative performance included underweight positions in Utilities and Financials.

Litigation proceeds received during the fiscal year had a positive impact on Fund returns, adding 135 basis points.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO U.S. Intrinsic Value Fund Class III Shares and the Russell 1000 Value Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

†	The Fund is the successor to GMO Intrinsic Value Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Intrinsic Value Fund.

The Russell 1000 Value® Index is a trademark/service mark of the Frank Russell Company. Russelltm is a trademark of the Frank Russell Company.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.4%
Mutual Funds	2.4
Short-Term Investments	0.5
Rights and Warrants	0.0
Swaps	(0.0)
Other	(0.3)

100.0%

Industry Group Summary	% of Equity Investments*
Pharmaceuticals, Biotechnology & Life Sciences	12.4%
Energy	12.3
Health Care Equipment & Services	12.1
Software & Services	11.8
Technology Hardware & Equipment	6.9
Insurance	6.4
Capital Goods	6.3
Food, Beverage & Tobacco	5.1
Telecommunication Services	4.4
Food & Staples Retailing	4.2
Real Estate	3.4
Media	2.1
Retailing	2.1
Diversified Financials	1.9
Transportation	1.4
Household & Personal Products	1.4
Banks	1.3
Consumer Services	1.2
Consumer Durables & Apparel	0.9
Utilities	0.9
Materials	0.7
Semiconductors & Semiconductor Equipment	0.4
Commercial & Professional Services	0.2
Automobiles & Components	0.2

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.
∧	Rounds to 0.0%.

1

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 97.4%

	Automobiles & Components — 0.2%
100	Autoliv, Inc.	7,489
100	BorgWarner, Inc. *	7,761
100	Harley-Davidson, Inc.	4,082

	Total Automobiles & Components	19,332

	Banks — 1.2%
400	Associated Banc Corp.	5,788
100	City National Corp.	5,891
100	Cullen/Frost Bankers, Inc.	5,856
600	Fulton Financial Corp.	6,534
100	M&T Bank Corp.	8,805
700	New York Community Bancorp, Inc.	13,062
500	PNC Financial Services Group, Inc.	30,850
100	Signature Bank/New York NY *	5,189
1,100	TCF Financial Corp.	17,853
500	TFS Financial Corp.	5,190

	Total Banks	105,018

	Capital Goods — 6.1%
300	3M Co.	27,669
100	AGCO Corp. *	5,478
300	Boeing Co.	21,603
100	Caterpillar, Inc.	10,293
200	Cummins, Inc.	20,224
300	Deere & Co.	27,045
100	Dover Corp.	6,425
140	Eaton Corp.	15,509
100	Fluor Corp.	7,076
6,200	General Electric Co.	129,704
1,200	General Dynamics Corp.	91,344
100	ITT Industries, Inc.	5,793
200	KBR, Inc.	6,560
300	L-3 Communications Holdings, Inc.	23,787

2	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Capital Goods — continued
80	Lockheed Martin Corp.	6,333
500	Northrop Grumman Corp.	33,340
200	Owens Corning, Inc. *	7,146
100	Parker Hannifin Corp.	8,918
100	Precision Castparts Corp.	14,175
100	Raytheon Co.	5,121
100	Rockwell Automation, Inc.	8,773
100	Rockwell Collins, Inc.	6,444
300	United Technologies Corp.	25,062
200	WESCO International, Inc. *	11,644

	Total Capital Goods	525,466

	Commercial & Professional Services — 0.2%
200	Pitney Bowes, Inc.	5,036
800	RR Donnelley & Sons Co.	14,896

	Total Commercial & Professional Services	19,932

	Consumer Durables & Apparel — 0.9%
400	Coach, Inc.	21,968
200	Fossil, Inc. *	15,348
200	Garmin Ltd	6,790
400	Newell Rubbermaid, Inc.	7,736
100	Nike, Inc.-Class B	8,903
100	Stanley Black & Decker, Inc.	7,583
100	Whirlpool Corp.	8,250

	Total Consumer Durables & Apparel	76,578

	Consumer Services — 1.2%
200	Apollo Group, Inc.-Class A *	9,052
400	Brinker International, Inc.	9,456
150	ITT Educational Services, Inc. *	11,378
800	McDonald’s Corp.	60,544
200	Starwood Hotels & Resorts Worldwide, Inc.	12,220

	Total Consumer Services	102,650

See accompanying notes to the financial statements.	3

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Diversified Financials — 1.8%
70	Affiliated Managers Group, Inc. *	7,472
4,700	Bank of America Corp.	67,163
400	Capital One Financial Corp.	19,908
300	Discover Financial Services	6,525
60	Goldman Sachs Group (The), Inc.	9,827
200	Moody’s Corp.	6,380
500	Morgan Stanley	14,840
400	NASDAQ OMX Group (The), Inc. *	11,444
200	NYSE Euronext	7,400
400	SLM Corp. *	5,928

	Total Diversified Financials	156,887

	Energy — 12.0%
100	Atwood Oceanics, Inc. *	4,552
200	Baker Hughes, Inc.	14,210
1,500	Chevron Corp.	155,625
100	Cimarex Energy Co.	11,613
3,829	ConocoPhillips	298,164
3,400	Exxon Mobil Corp.	290,802
400	Frontier Oil Corp. *	11,160
1,000	Marathon Oil Corp.	49,600
100	Murphy Oil Corp.	7,353
200	Nabors Industries Ltd. *	5,694
500	National Oilwell Varco, Inc.	39,785
100	Oceaneering International, Inc. *	8,363
100	Oil States International, Inc. *	7,279
100	Pioneer Natural Resources Co.	10,234
200	Rowan Cos, Inc. *	8,534
500	Sunoco, Inc.	20,930
500	Tesoro Corp. *	11,890
100	Tidewater, Inc.	6,221
1,500	Valero Energy Corp.	42,270

4	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Energy — continued
200	Whiting Petroleum Corp. *	13,068
200	World Fuel Services Corp.	8,288

	Total Energy	1,025,635

	Food & Staples Retailing — 4.1%
100	BJ’s Wholesale Club, Inc. *	4,842
600	CVS Caremark Corp.	19,836
900	Kroger Co. (The)	20,610
500	Safeway, Inc.	10,910
1,475	Supervalu, Inc.	12,729
2,200	Walgreen Co.	95,348
3,600	Wal–Mart Stores, Inc.	187,128

	Total Food & Staples Retailing	351,403

	Food, Beverage & Tobacco — 5.0%
1,900	Altria Group, Inc.	48,203
400	Archer-Daniels-Midland Co.	14,872
2,200	Coca-Cola Co. (The)	140,624
200	General Mills, Inc.	7,428
200	Hansen Natural Corp. *	11,510
100	Kellogg Co.	5,356
607	Kraft Foods, Inc.-Class A	19,327
1,197	PepsiCo, Inc.	75,914
1,500	Philip Morris International, Inc.	94,170
400	Sara Lee Corp.	6,848
224	Tyson Foods, Inc.-Class A	4,173

	Total Food, Beverage & Tobacco	428,425

	Health Care Equipment & Services — 11.8%
1,500	Aetna, Inc.	56,040
1,200	AmerisourceBergen Corp.	45,492
2,000	Cardinal Health, Inc.	83,280
600	Cigna Corp.	25,242
600	Coventry Health Care, Inc. *	18,120

See accompanying notes to the financial statements.	5

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
380	Express Scripts, Inc. *	21,363
400	Health Net, Inc. *	11,768
700	Humana, Inc. *	45,507
300	Kinetic Concepts, Inc. *	14,691
100	LifePoint Hospitals, Inc. *	3,898
1,100	McKesson Corp.	87,208
2,200	Medtronic, Inc.	87,824
100	Omnicare, Inc.	2,863
200	Patterson Cos., Inc.	6,676
100	Quest Diagnostics, Inc.	5,675
400	Stryker Corp.	25,304
6,767	UnitedHealth Group, Inc.	288,139
100	Universal Health Services, Inc.-Class B	4,571
1,800	WellPoint, Inc. *	119,646
900	Zimmer Holdings, Inc. *	56,106

	Total Health Care Equipment & Services	1,009,413

	Household & Personal Products — 1.4%
500	Colgate–Palmolive Co.	39,260
100	Kimberly–Clark Corp.	6,590
1,100	Procter & Gamble Co. (The)	69,355

	Total Household & Personal Products	115,205

	Insurance — 6.3%
600	ACE, Ltd.	37,950
700	AFLAC, Inc.	41,202
1,400	Allstate Corp. (The)	44,492
400	American Financial Group, Inc.	13,852
300	American International Group, Inc. *	11,118
200	Arch Capital Group Ltd. *	18,100
400	Assurant, Inc.	16,252
200	Axis Capital Holdings Ltd.	7,264
700	Chubb Corp.	42,476
200	Endurance Specialty Holdings Ltd.	9,918

6	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Insurance — continued
100	Everest Re Group Ltd.	8,865
400	Fidelity National Financial, Inc.-Class A	5,540
300	Hartford Financial Services Group (The), Inc.	8,880
400	HCC Insurance Holdings, Inc.	12,456
300	Lincoln National Corp.	9,516
300	MetLife, Inc.	14,208
575	Old Republic International Corp.	7,188
100	PartnerRe Ltd.	7,930
1,400	Progressive Corp. (The)	29,162
200	Reinsurance Group of America, Inc.	12,078
100	RenaissanceRe Holdings Ltd.	6,702
100	StanCorp Financial Group, Inc.	4,600
300	Torchmark Corp.	19,575
100	Transatlantic Holdings, Inc.	5,093
1,700	Travelers Cos. (The), Inc.	101,881
600	Unum Group	15,918
300	W.R. Berkley Corp.	8,985
600	XL Group Plc	14,010

	Total Insurance	535,211

	Materials — 0.6%
100	Albemarle Corp.	5,756
600	Alcoa, Inc.	10,110
100	Cytec Industries, Inc.	5,683
600	E.I. du Pont de Nemours & Co.	32,922

	Total Materials	54,471

	Media — 2.0%
600	CBS Corp.-Class B (Non Voting)	14,316
3,000	Comcast Corp.-Class A	77,280
300	DirectTV-Class A *	13,791
100	DreamWorks Animation SKG, Inc.-Class A *	2,762
600	Interpublic Group of Cos. (The), Inc. *	7,920
100	Liberty Media Corp. Capital-Class A *	7,256

See accompanying notes to the financial statements.	7

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Media — continued
500	News Corp.-Class A	8,685
200	Time Warner Cable, Inc.	14,436
600	Walt Disney Co. (The)	26,244

	Total Media	172,690

	Pharmaceuticals, Biotechnology & Life Sciences — 12.1%
1,800	Abbott Laboratories	86,580
100	Allergan, Inc.	7,417
1,900	Amgen, Inc. *	97,527
1,000	Biogen Idec, Inc. *	68,400
400	Bristol–Myers Squibb Co.	10,324
100	Cephalon, Inc. *	5,631
3,700	Eli Lilly & Co.	127,872
300	Endo Pharmaceuticals Holdings, Inc. *	10,656
1,500	Forest Laboratories, Inc. *	48,600
200	Genzyme Corp. *	15,090
700	Gilead Sciences, Inc. *	27,286
2,400	Johnson & Johnson	147,456
2,000	Merck & Co., Inc.	65,140
400	Mylan, Inc. *	9,148
16,176	Pfizer, Inc.	311,226

	Total Pharmaceuticals, Biotechnology & Life Sciences	1,038,353

	Real Estate — 3.3%
170	Alexandria Real Estate Equities, Inc. REIT	13,634
400	Annaly Capital Management, Inc. REIT	7,172
230	AvalonBay Communities, Inc. REIT	27,837
200	Boston Properties, Inc. REIT	19,184
200	BRE Properties, Inc. REIT	9,502
800	Douglas Emmett, Inc. REIT	15,000
700	Equity Residential REIT	38,577
110	Essex Property Trust, Inc. REIT	13,616
200	Federal Realty Investment Trust REIT	16,836
100	Jones Lang LaSalle, Inc.	9,842

8	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Real Estate — continued
1,000	Kimco Realty Corp. REIT	19,380
300	Plum Creek Timber Co., Inc. REIT	12,588
200	Rayonier, Inc. REIT	12,266
200	Realty Income Corp. REIT	7,194
200	Regency Centers Corp. REIT	9,050
600	UDR, Inc. REIT	14,592
400	Vornado Realty Trust REIT	37,332

	Total Real Estate	283,602

	Retailing — 2.0%
200	Abercrombie & Fitch Co.-Class A	11,474
100	Advance Auto Parts, Inc.	6,268
450	Aeropostale, Inc. *	11,673
300	Ascena Retail Group, Inc. *	9,372
30	AutoZone, Inc. *	7,739
200	Best Buy Co., Inc.	6,448
200	Big Lots, Inc. *	8,206
100	Dollar Tree, Inc. *	5,032
200	Family Dollar Stores, Inc.	10,016
400	Foot Locker, Inc.	7,948
100	Genuine Parts Co.	5,269
100	Guess?, Inc.	4,529
1,200	Home Depot, Inc.	44,964
300	Limited Brands, Inc.	9,606
500	Lowe’s Cos., Inc.	13,085
100	O’Reilly Automotive, Inc. *	5,558
100	Williams-Sonoma, Inc.	3,609

	Total Retailing	170,796

	Semiconductors & Semiconductor Equipment — 0.4%
700	Atmel Corp. *	10,276
200	Novellus Systems, Inc. *	7,992

See accompanying notes to the financial statements.	9

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Semiconductors & Semiconductor Equipment — continued
300	Skyworks Solutions, Inc. *	10,782
200	Texas Instruments, Inc.	7,122

	Total Semiconductors & Semiconductor Equipment	36,172

	Software & Services — 11.5%
100	Akamai Technologies, Inc. *	3,753
400	Cognizant Technology Solutions Corp.-Class A *	30,748
3,400	eBay, Inc. *	113,917
100	Fiserv, Inc. *	6,327
400	Google, Inc.-Class A *	245,360
330	International Business Machines Corp.	53,420
10,300	Microsoft Corp.	273,774
7,400	Oracle Corp.	243,460
900	Symantec Corp. *	16,227

	Total Software & Services	986,986

	Technology Hardware & Equipment — 6.7%
700	Apple, Inc. *	247,247
2,400	Cisco Systems, Inc. *	44,544
700	Dell, Inc. *	11,081
40	F5 Networks, Inc. *	4,720
2,200	Hewlett-Packard Co.	95,986
700	Ingram Micro, Inc.-Class A *	13,951
400	Lexmark International, Inc. *	15,012
200	Polycom, Inc. *	9,560
1,300	Qualcomm, Inc.	77,454
200	Tech Data Corp. *	9,916
700	Tellabs, Inc.	3,773
1,000	Western Digital Corp. *	30,580
1,300	Xerox Corp.	13,975

	Total Technology Hardware & Equipment	577,799

10	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Telecommunication Services — 4.3%
7,358	AT&T, Inc.	208,820
600	MetroPCS Communications, Inc. *	8,640
4,052	Verizon Communications, Inc.	149,600

	Total Telecommunication Services	367,060

	Transportation — 1.4%
200	Kansas City Southern *	10,768
400	Norfolk Southern Corp.	26,232
1,300	Southwest Airlines Co.	15,379
600	Union Pacific Corp.	57,246
300	Werner Enterprises, Inc.	7,065

	Total Transportation	116,690

	Utilities — 0.9%
300	Aqua America, Inc.	6,756
300	Dominion Resources, Inc./Virginia	13,689
200	DTE Energy Co.	9,416
100	Exelon Corp.	4,176
100	Integrys Energy Group, Inc.	4,897
200	NextEra Energy, Inc.	11,094
600	Southern Co.	22,866

	Total Utilities	72,894

	TOTAL COMMON STOCKS (COST $6,932,001)	8,348,668

	MUTUAL FUNDS — 2.4%

	Affiliated Issuers — 2.4%
8,239	GMO U.S. Treasury Fund	205,992

	TOTAL MUTUAL FUNDS (COST $206,031)	205,992

See accompanying notes to the financial statements.	11

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	RIGHTS AND WARRANTS — 0.0%

	Diversified Financials — 0.0%
60	SLM Corp. (Escrow Shares), Rights, Expires TBD *	150

	Insurance — 0.0%
160	American International Group, Inc., Warrants, Expires 01/19/21 *	1,856

	TOTAL RIGHTS AND WARRANTS (COST $2,717)	2,006

	SHORT-TERM INVESTMENTS — 0.5%

	Money Market Funds — 0.5%
42,837	State Street Institutional Treasury Money Market Fund-Institutional Class	42,837

	TOTAL SHORT-TERM INVESTMENTS (COST $42,837)	42,837

	TOTAL INVESTMENTS — 100.3% (COST $7,183,586)	8,599,503
	Other Assets and Liabilities (net) — (0.3%)	(25,780)

	TOTAL NET ASSETS — 100.0%	$8,573,723

12	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Swap Agreements

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Receives	Fund (Pays)/Receives	Value

9,303	USD	7/19/2011	Deutsche Bank AG	12% of notional amount	Return on Sears Holding Corp.	$(960)

Premiums to (Pay) Receive						$—

As of February 28, 2011, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust
TBD - To Be Determined

*	Non-income producing security.

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.	13

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $6,977,555) (Note 2)	$8,393,511
Investments in affiliated issuers, at value (cost $206,031) (Notes 2 and 10)	205,992
Dividends and interest receivable	20,279
Receivable for expenses reimbursed by Manager (Note 5)	9,017

Total assets	8,628,799

Liabilities:
Payable to affiliate for (Note 5):
Management fee	2,022
Shareholder service fee	979
Trustees and Trust Officers or agents unaffiliated with the Manager	54
Payable for open swap contracts (Note 4)	960
Accrued expenses	51,061

Total liabilities	55,076

Net assets	$8,573,723

Net assets consist of:
Paid-in capital	$10,327,319
Accumulated undistributed net investment income	23,888
Accumulated net realized loss	(3,192,441)
Net unrealized appreciation	1,414,957

$8,573,723

Net assets attributable to:
Class III shares	$8,573,723

Shares outstanding:
Class III	1,094,306

Net asset value per share:
Class III	$7.83

14	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from unaffiliated issuers	$151,151
Dividends from affiliated issuers (Note 10)	144
Interest	95

Total investment income	151,390

Expenses:
Management fee (Note 5)	22,894
Shareholder service fee – Class III (Note 5)	11,078
Audit and tax fees	66,762
Custodian, fund accounting agent and transfer agent fees	18,889
Registration fees	369
Legal fees	309
Trustees fees and related expenses (Note 5)	195
Miscellaneous	9,527

Total expenses	130,023
Fees and expenses reimbursed by Manager (Note 5)	(95,796)

Net expenses	34,227

Net investment income (loss)	117,163

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	278,503
Investments in affiliated issuers	(12)
Realized gains distributions from affiliated issuers (Note 10)	17
Swap contracts	1,819

Net realized gain (loss)	280,327

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,143,181
Investments in affiliated issuers	(39)
Swap contracts	(960)

Net unrealized gain (loss)	1,142,182

Net realized and unrealized gain (loss)	1,422,509

Net increase (decrease) in net assets resulting from operations	$1,539,672

See accompanying notes to the financial statements.	15

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$117,163	$106,886
Net realized gain (loss)	280,327	(509,954)
Change in net unrealized appreciation (depreciation)	1,142,182	2,618,818

Net increase (decrease) in net assets from operations	1,539,672	2,215,750

Distributions to shareholders from:
Net investment income
Class III	(114,113)	(102,749)

Net share transactions (Note 9):
Class III	127,830	69,350

Total increase (decrease) in net assets	1,553,389	2,182,351

Net assets:
Beginning of period	7,020,334	4,837,983

End of period (including accumulated undistributed net investment income of $23,888 and $15,210, respectively)	$8,573,723	$7,020,334

16	See accompanying notes to the financial statements.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009		2008	2007

Net asset value, beginning of period	$6.53		$4.55	$7.86		$9.68	$10.78

Income (loss) from investment operations:
Net investment income (loss)†	0.11		0.10	0.14		0.18	0.21
Net realized and unrealized gain (loss)	1.30		1.98	(3.31)		(1.23)	0.80

Total from investment operations	1.41		2.08	(3.17)		(1.05)	1.01

Less distributions to shareholders:
From net investment income	(0.11)		(0.10)	(0.14)		(0.18)	(0.23)
From net realized gains	—		—	—		(0.59)	(1.88)

Total distributions	(0.11)		(0.10)	(0.14)		(0.77)	(2.11)

Net asset value, end of period	$7.83		$6.53	$4.55		$7.86	$9.68

Total Return(a)	21.81	%(b)	45.95%	(40.83)%		(11.88)%	9.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,574		$7,020	$4,838		$29,358	$35,726
Net expenses to average daily net assets	0.46	%(d)	0.46%	0.46	%(c)	0.46%	0.46%
Net investment income (loss) to average daily net assets	1.59%		1.70%	1.94%		1.93%	1.91%
Portfolio turnover rate	53%		54%	57%		75%	72%
Fees and expenses reimbursed by the Manager to average daily net assets:	1.30%		1.22%	0.43%		0.23%	0.13%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	Litigation proceeds received during the fiscal year had a positive impact on total return adding 1.35%.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	17

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO U.S. Intrinsic Value Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is long-term capital growth. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the Russell 1000 Value Index. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to the U.S. The term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

18

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e.,

19

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$8,348,668	$—	$—	$8,348,668
Mutual Funds	205,992	—	—	205,992
Rights and Warrants	—	2,006	—	2,006
Short-Term Investments	42,837	—	—	42,837

Total Investments	8,597,497	2,006	—	8,599,503

Total	$8,597,497	$2,006	$—	$8,599,503

20

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Swap Agreements
Equity risk	$—	$(960)	$—	$(960)

Total	$—	$(960)	$—	$(960)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid

21

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards and losses on wash sale transactions.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$114,113	$102,749

Total distributions	$114,113	$102,749

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$23,553

Other Tax Attributes:
Capital loss carryforwards	$(2,869,149)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. As of February 28, 2011, the capital loss carryforwards disclosed below were permanently reduced by $290,942 due to share ownership activity. Utilization of the capital loss carryforwards, post-October capital losses and losses realized in the future, if any, subsequent

22

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

to February 28, 2011 could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

February 28, 2017	$(2,533,619)
February 28, 2018	(290,942)
February 28, 2019	(44,588)

Total	$(2,869,149)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$7,506,876	$1,208,610	$(115,983)	$1,092,627

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if

23

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities

24

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have

25

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

26

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting

27

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset

28

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral

29

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$2,006	$—	$2,006

Total	$—	$—	$—	$2,006	$—	$2,006

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(960)	$—	$(960)

Total	$—	$—	$—	$(960)	$—	$(960)

30

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Swap agreements	$—	$—	$—	$1,819	$—	$1,819

Total	$—	$—	$—	$1,819	$—	$1,819

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$(711)	$—	$(711)
Swap agreements	—	—	—	(960)	—	(960)

Total	$—	$—	$—	$(1,671)	$—	$(1,671)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (rights and warrants) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Swap	Rights/
	agreements	Warrants

Average amount outstanding	$1,403	$361

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan underwhich the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.31% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions,

31

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $195 and $26, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder
service fees and	Indirect Shareholder
interest expense)	Service Fees	Total Indirect Expenses
<0.001%	0.000%	<0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $4,251,495 and $3,856,117, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

32

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

8.	Principal shareholders and related parties

As of February 28, 2011, 97.69% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 0.36% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 0.20% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	5,305	$39,149	3,224	$19,432
Shares issued to shareholders in reinvestment of distributions	16,949	113,504	17,838	101,883
Shares repurchased	(3,472)	(24,823)	(8,970)	(51,965)

Net increase (decrease)	18,782	$127,830	12,092	$69,350

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO U.S. Treasury Fund	$—	$236,043	$30,000	$144	$17	$205,992

Totals	$—	$236,043	$30,000	$144	$17	$205,992

33

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Intrinsic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Intrinsic Value Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, broker, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

34

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

35

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.46%	$1,000.00	$1,296.80	$2.62
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

36

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 94.33% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 97.29% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

37

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of Time	During Past	Complex	Directorships
Date of Birth	Trust	Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

38

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of Time	During Past	Complex	Directorships
Date of Birth	Trust	Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of Time	During Past	Complex	Directorships
Date of Birth	Held with Trust	Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

39

Other Officers:

	Position(s)	Length of	Principal Occupation(s)
Name and Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

Other Officers: — (Continued)

	Position(s)	Length of	Principal Occupation(s)
Name and Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

GMO U.S. Treasury Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Treasury Fund returned +0.1% for the fiscal year ended February 28, 2011, matching the +0.1% return of the Citigroup 3 Month Treasury Bill Index.

The Fund performed in line with the benchmark during the fiscal year, as the securities selected for the portfolio performed in line with those of the benchmark. Note that due to the voluntary waiving of the 0.08% management fee, the Fund’s gross and net returns were equivalent.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO U.S. Treasury Fund and the Citigroup 3 Month Treasury Bill Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

GMO U.S. Treasury Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-Term Investments	100.0%
Other	(0.0)*

100.0%

*	Rounds to (0.0)%

1

GMO U.S. Treasury Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 100.0%

	Money Market Funds — 0.0%
11,475	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	11,475

	U.S. Government — 100.0%
649,930,000	U.S. Treasury Bill, 0.13%, due 04/07/11 (a)	649,845,903
550,170,000	U.S. Treasury Bill, 0.13%, due 04/14/11 (a)	550,084,439
148,825,000	U.S. Treasury Bill, 0.15%, due 04/21/11 (a)	148,793,375
234,535,000	U.S. Treasury Bill, 0.12%, due 04/28/11 (a)	234,489,612
40,215,000	U.S. Treasury Bill, 0.15%, due 05/12/11 (a)	40,205,590
104,355,000	U.S. Treasury Bill, 0.11%, due 05/19/11 (a)	104,325,255
86,940,000	U.S. Treasury Bill, 0.14%, due 07/07/11 (a)	86,896,704

	Total U.S. Government	1,814,640,878

	TOTAL SHORT-TERM INVESTMENTS (COST $1,814,655,499)	1,814,652,353

	TOTAL INVESTMENTS — 100.0% (Cost $1,814,655,499)	1,814,652,353
	Other Assets and Liabilities (net) — (0.0%)	(99,276)

	TOTAL NET ASSETS — 100.0%	$1,814,553,077

Notes to Schedule of Investments:

(a)	Rate shown represents yield-to-maturity.

2	See accompanying notes to the financial statements.

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments, at value (cost $1,814,655,499) (Note 2)	$1,814,652,353
Receivable for Fund shares sold	11,173,000
Receivable for expenses reimbursed by Manager (Note 5)	151,606

Total assets	1,825,976,959

Liabilities:
Payable for investments purchased	8,590,874
Payable for Fund shares repurchased	2,500,000
Payable to affiliate for (Note 5):
Management fee	103,726
Trustees and Trust Officers or agents unaffiliated with the Manager	4,070
Dividend payable	84,803
Accrued expenses	140,409

Total liabilities	11,423,882

Net assets	$1,814,553,077

Net assets consist of:
Paid-in capital	$1,814,468,794
Accumulated net realized gain	87,429
Net unrealized depreciation	(3,146)

Net assets	$1,814,553,077

Shares outstanding	72,575,689

Net asset value per share	$25.00

See accompanying notes to the financial statements.	3

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Interest	$1,432,854
Dividends	24

Total investment income	1,432,878

Expenses:
Management fee (Note 5)	835,483
Custodian, fund accounting agent and transfer agent fees	117,245
Audit and tax fees	58,117
Legal fees	42,516
Registration fees	40,636
Trustees fees and related expenses (Note 5)	25,718
Miscellaneous	20,791

Total expenses	1,140,506
Fees and expenses reimbursed by Manager (Note 5)	(1,107,886)
Net expenses	32,620

Net investment income (loss)	1,400,258

Realized and unrealized gain (loss):
Net realized gain (loss) on :
Investments	127,935
Change in net unrealized appreciation (depreciation) on investments	31,094

Net realized and unrealized gain (loss)	159,029

Net increase (decrease) in net assets resulting from operations	$1,559,287

4	See accompanying notes to the financial statements.

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

		Period from
		March 17, 2009
		(commencement of
		operations)
	Year Ended	through
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,400,258	$699,567
Net realized gain (loss)	127,935	250,764
Change in net unrealized appreciation (depreciation)	31,094	(34,240)

Net increase (decrease) in net assets from operations	1,559,287	916,091

Distributions to shareholders from:
Net investment income	(1,400,258)	(699,567)
Net realized gains	(95,016)	(196,254)

	(1,495,274)	(895,821)

Net share transactions (Note 9):	1,268,413,134	546,055,660

Total increase (decrease) in net assets	1,268,477,147	546,075,930

Net assets:
Beginning of period	546,075,930	—

End of period	$1,814,553,077	$546,075,930

See accompanying notes to the financial statements.	5

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout the period)

			Period from
			March 17, 2009
			(commencement
			of operations)
	Year Ended		through
	February 28, 2011		February 28, 2010

Net asset value, beginning of period	$25.00		$25.00

Income (loss) from investment operations:
Net investment income (loss)†	0.03		0.04
Net realized and unrealized gain (loss)	0.00	(a)	0.02

Total from investment operations	0.03		0.06

Less distributions to shareholders:
From net investment income	(0.03)		(0.05)
From net realized gains	(0.00	)(b)	(0.01)

Total distributions	(0.03)		(0.06)

Net asset value, end of period	$25.00		$25.00

Total Return(c)	0.15%		0.25	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,814,553		$546,076
Net expenses to average daily net assets	0.00	%(d)	0.00	%(d) *
Net investment income (loss) to average daily net assets	0.13%		0.18	%*
Portfolio Turnover(e)	0.00%		0.00	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.11%		0.12	%*

(a)	Net realized and unrealized gain (loss) was less than $0.01 per share
(b)	Distributions from net realized gains were less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assume the effect of reinvested distributions. Without the waivers, total returns would have been 0.07% and 0.17%, respectively for the fiscal year and/or period ended February 28, 2011 and February 28, 2010.
(d)	Total net expenses were less than 0.01% to average daily net assets.
(e)	Portfolio turnover rate calculation excludes short-term investments.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

6	See accompanying notes to financial statements.

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO U.S. Treasury Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks liquidity and safety of principal with current income as a secondary objective. The Fund primarily invests in U.S. Treasury securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. “Direct U.S. Treasury Obligations” include U.S. Treasury bills, bonds, and notes and other securities issued by the U.S. Treasury, such as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and other zero-coupon securities, that are backed by the full faith and credit of the U.S. government as well as repurchase agreements relating to the foregoing.

The Fund may enter into repurchase agreements, under which the Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement is dependent on, among other things, the Fund’s having an interest in the security that can be realized in the event of the insolvency of the counterparty. In addition to Direct U.S. Treasury Obligations, the Fund also may invest in other fixed-income securities that are backed by the full faith and credit of the U.S. government, such as guaranteed securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC). The Fund also may invest in unaffiliated money market funds.

The Fund normally invests in Direct U.S. Treasury Obligations and other fixed-income securities backed by the full faith and credit of the U.S. government with a stated or remaining maturity of one year or less. This may not be true of Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements, and, therefore, if the counterparty to the repurchase agreement defaults, the Fund may own a security with a stated or remaining maturity of greater than one year.

Although the Fund primarily invests in short-term obligations, it is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds. In addition, the Manager normally seeks to maintain an interest rate duration of one year or less for the Fund’s portfolio.

7

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In selecting U.S. Treasury securities for the Fund’s portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes, or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions. The Fund’s benchmark is the Citigroup 3 Month Treasury Bill Index.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e.,

8

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was be effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. U.S. Treasury Bills having sixty days or less to final maturity were valued using amortized cost.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Short-Term Investments	$231,439,024	$1,583,213,329	$—	$1,814,652,353

Total Investments	231,439,024	1,583,213,329	—	1,814,652,353

Total	$231,439,024	$1,583,213,329	$—	$1,814,652,353

At February 28, 2011, the Fund’s investments in U.S. Treasury Bills having sixty days or less to final maturity were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, as the value is not obtained from a quoted price in an active market. Securities valued at amortized cost are considered to be valued using Level 2.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The Fund held no investments or derivative financial instruments at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

9

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare distributions from net investment income daily, and will pay distributions on the first business day following the end of each month in which distributions were declared. The Fund’s policy is to declare and pay distributions from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended February 28, 2011, there were no significant adjustments due to differences between U.S. GAAP and tax accounting.

10

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$1,495,274	$895,821

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$87,429

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$1,814,655,499	$—	$(3,146)	$(3,146)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the period ended February 28, 2010 through the year ended February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the

11

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s U.S. Treasury and other fixed income securities will decline during periods of rising interest rates, and yields on the Fund’s securities may equal or approach zero under some market conditions.

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to a repurchase agreement, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

• Focused Investment Risk — Focusing investments in a particular type of security (e.g., Direct U.S. Treasury Obligations) creates additional risk.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that

12

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

Other principal risks of an investment in the Fund include Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

At February 28, 2011, the Fund held no derivative contracts.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.08% of average daily net assets. The Manager has voluntarily agreed to waive the Fund’s management fee and to reimburse the Fund to the extent the Fund’s total annual operating expenses exceed 0.00% of the Fund’s average daily net assets (excluding the Fund’s Excluded Fund Fees and Expenses described below). The Manager may change or terminate these voluntary waivers and reimbursements at any time, and these voluntary waivers and reimbursements are in addition to the Manager’s contractual expense reimbursement agreement described below. During any period for which these voluntary waivers and reimbursements are in effect, the Fund will incur management fees at an annual rate lower than 0.08% of the Fund’s average daily net assets, and, as a result, total annual operating expenses after expense reimbursement for the Fund will be lower.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.08% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including

13

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). This expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $25,718 and $6,687, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

There were no purchases or sales of securities, excluding short-term investments, for the period ended February 28, 2011.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 71.60% of the shares outstanding of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Each of the shareholders greater than 10% are other funds of the Trust.

As of February 28, 2011, 0.42% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 99.58% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

14

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

			Period from
			March 17, 2009
			(commencement of
	Year Ended		operations) through
	February 28, 2011		February 28, 2010
	Shares	Amount	Shares	Amount

Shares sold	167,092,973	$4,177,381,162	97,033,628	$2,426,592,199
Shares issued to shareholders in reinvestment of distributions	43,739	1,093,488	35,275	882,302
Shares repurchased	(116,400,442)	(2,910,061,516)	(75,229,484)	(1,881,418,841)

Net increase (decrease)	50,736,270	$1,268,413,134	21,839,419	$546,055,660

15

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Treasury Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Treasury Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

16

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

17

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio*	Value	Value	Incurred**
1) Actual	0.00%	$1,000.00	$1,000.60	$0.02
2) Hypothetical	0.00%	$1,000.00	$1,024.78	$0.02

*	Annualized net expense ratios are less than 0.01%.
**	Expenses are calculated using the annualized net expense ratio for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

18

GMO U.S. Treasury Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2011, $1,400,258 and $95,016, respectively, or if determined to be different, the qualified interest income and qualified short-term capital gains of such year.

Of the ordinary income distributions made by the Fund during the fiscal year ended February 28, 2011, 92.36% is derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

19

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of Time	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

20

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of Time	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of Time	During Past	Complex	Other Directorships
Date of Birth	Held with Trust	Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

21

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

22

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

23

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Small/Mid Cap Growth Fund returned +42.6% for the fiscal year ended February 28, 2011, as compared with +36.4% for the Russell 2500 Growth Index.

Stock selection added to returns relative to the Russell 2500 Growth Index. Selections in Industrials, Information Technology, and Consumer Discretionary were among those adding to relative returns. Individual names adding to relative returns included overweight positions in F5 Networks, Acme Packet, and Polypore International while detractors included overweight positions in Lincare Holdings, Genworth Financial, and Cree.

Sector selection detracted from returns relative to the Russell 2500 Growth Index. Sector weightings negatively impacting relative performance included an overweight in Consumer Staples and underweight positions in Energy and Information Technology. Sector weightings positively impacting relative performance included underweight positions in Health Care, Utilities, and Financials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO U.S. Small/Mid Cap Growth Fund Class III Shares and the Russell 2500 Growth Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

†	The Fund is the successor to GMO Small/Mid Cap Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Small/Mid Cap Growth Fund.
The Russell 2500 Growth® Index is a trademark/service mark of the Frank Russell Company. Russelltm is a trademark of the Frank Russell Company.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	99.5%
Mutual Funds	0.8
Short-Term Investments	0.1
Other	(0.4)

100.0%

Industry Group Summary	% of Equity Investments*
Capital Goods	13.0%
Software & Services	11.3
Technology Hardware & Equipment	10.3
Semiconductors & Semiconductor Equipment	6.9
Materials	6.6
Consumer Durables & Apparel	6.1
Consumer Services	6.0
Health Care Equipment & Services	5.9
Energy	5.3
Retailing	5.1
Pharmaceuticals, Biotechnology & Life Sciences	4.5
Automobiles & Components	3.1
Commercial & Professional Services	2.6
Household & Personal Products	2.6
Insurance	2.2
Diversified Financials	2.0
Transportation	1.8
Food, Beverage & Tobacco	1.6
Telecommunication Services	1.3
Food & Staples Retailing	1.0
Real Estate	0.5
Media	0.1
Banks	0.1
Utilities	0.1

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

1

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 99.5%

	Automobiles & Components — 3.0%
300	Autoliv, Inc.	22,467
1,700	BorgWarner, Inc. *	131,937
100	Cooper Tire & Rubber Co.	2,346
700	Dorman Products, Inc. *	24,269
100	Lear Corp. *	10,580
600	Standard Motor Products, Inc.	6,978
1,700	Tenneco, Inc. *	67,796
2,400	TRW Automotive Holdings Corp. *	136,320

	Total Automobiles & Components	402,693

	Banks — 0.1%
200	Bank of the Ozarks, Inc.	8,610
100	S.Y. Bancorp, Inc.	2,480

	Total Banks	11,090

	Capital Goods — 12.9%
600	A.O. Smith Corp.	24,240
400	AAON, Inc.	12,280
400	Acuity Brands, Inc.	22,608
300	Altra Holdings, Inc. *	6,489
100	American Science & Engineering, Inc.	9,400
5,000	Ametek, Inc.	209,750
1,400	Applied Industrial Technologies, Inc.	44,856
3,500	ArvinMeritor, Inc. *	62,720
400	Astronics Corp. *	8,624
200	AZZ, Inc.	8,532
600	Blount International, Inc. *	9,120
300	CAI International, Inc. *	6,354
1,300	Chicago Bridge & Iron Co NV (NY Shares) *	46,176
300	Clarcor, Inc.	12,342
100	Colfax Corp. *	2,218
100	Cubic Corp.	5,031
500	DXP Enterprises, Inc. *	10,630
100	EnPro Industries, Inc. *	3,968
400	Franklin Electric Co., Inc.	17,000
1,700	Gardner Denver, Inc.	124,338
700	GeoEye, Inc. *	31,185
3,100	Hexcel Corp. *	57,505

2	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Capital Goods — continued
200	II-VI, Inc. *	10,238
400	KBR, Inc.	13,120
700	Middleby Corp. *	62,769
100	National Presto Industries, Inc.	12,654
400	Pall Corp.	21,744
3,000	Polypore International, Inc. *	175,320
300	RBC Bearings, Inc. *	10,857
1,400	Sauer-Danfoss, Inc. *	42,742
700	TAL International Group, Inc.	24,416
900	Textainer Group Holdings Ltd.	31,815
400	Thomas & Betts Corp. *	22,156
2,000	Timken Co. (The)	97,440
100	Titan International, Inc.	2,402
100	Titan Machinery, Inc. *	2,573
1,500	Toro Co. (The)	93,600
4,400	Trimas Corp. *	90,508
1,000	Vicor Corp.	15,230
3,500	WABCO Holdings, Inc. *	204,505
700	WESCO International, Inc. *	40,754

	Total Capital Goods	1,710,209

	Commercial & Professional Services — 2.6%
600	Acacia Research — Acacia Technologies *	17,592
1,100	Administaff, Inc.	32,923
500	Advisory Board Co. (The) *	25,580
100	American Reprographics Co. *	890
200	CompX International, Inc.	3,020
100	Consolidated Graphics, Inc. *	5,454
300	Corporate Executive Board Co. (The)	12,021
1,700	Deluxe Corp.	43,435
200	Exponent, Inc. *	7,870
200	Herman Miller, Inc.	5,388
1,100	IHS, Inc.-Class A *	92,070
1,600	Interface, Inc.-Class A	26,672
1,400	Knoll, Inc.	28,938
100	Multi-Color Corp.	1,855
1,600	Rollins, Inc.	31,392
500	Schawk, Inc.	9,035

	Total Commercial & Professional Services	344,135

See accompanying notes to the financial statements.	3

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Consumer Durables & Apparel — 6.1%
3,700	CROCS, Inc. *	65,305
1,600	Deckers Outdoor Corp. *	141,152
2,900	Fossil, Inc. *	222,546
200	G-III Apparel Group Ltd. *	7,864
300	K-Swiss, Inc.-Class A *	3,003
300	Kenneth Cole Productions, Inc.-Class A *	3,900
1,900	Liz Claiborne, Inc. *	9,766
700	Maidenform Brands, Inc. *	18,998
500	Oxford Industries, Inc.	12,060
1,400	Polaris Industries, Inc.	105,630
800	Steven Madden Ltd. *	34,512
300	Sturm, Ruger & Co., Inc.	5,418
100	Timberland Co.-Class A *	3,694
2,600	Under Armour, Inc.-Class A *	172,198

	Total Consumer Durables & Apparel	806,046

	Consumer Services — 6.0%
100	AFC Enterprises, Inc. *	1,479
100	BJ’s Restaurants, Inc. *	3,595
900	California Pizza Kitchen, Inc. *	15,156
400	CEC Entertainment, Inc. *	15,476
400	Cheesecake Factory (The), Inc. *	11,616
1,500	Chipotle Mexican Grill, Inc. *	367,500
700	Cracker Barrel Old Country Store, Inc.	34,888
300	DineEquity, Inc. *	17,163
600	Domino’s Pizza, Inc. *	10,122
400	Krispy Kreme Doughnuts, Inc. *	2,508
700	LIFE TIME FITNESS, Inc. *	26,845
200	Panera Bread Co.-Class A *	23,350
200	Papa John’s International, Inc. *	5,836
400	Pre-Paid Legal Services, Inc. *	26,376
1,500	Sotheby’s	73,830
400	Texas Roadhouse, Inc. *	6,792
2,500	Weight Watchers International, Inc.	152,825

	Total Consumer Services	795,357

	Diversified Financials — 1.9%
1,400	Credit Acceptance Corp. *	98,840
100	Epoch Holding Corp.	1,573
2,000	EZCORP, Inc.-Class A *	57,360

4	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Diversified Financials — continued
1,100	First Cash Financial Services, Inc. *	36,014
400	GFI Group, Inc.	2,000
100	Kohlberg Capital Corp.	835
700	Life Partners Holdings, Inc.	5,782
400	MarketAxess Holdings, Inc.	8,556
300	Nelnet, Inc.-Class A	6,699
200	NewStar Financial, Inc. *	2,118
100	Portfolio Recovery Associates, Inc. *	8,335
200	Virtus Investment Partners, Inc. *	11,656
300	World Acceptance Corp. *	17,943

	Total Diversified Financials	257,711

	Energy — 5.3%
400	Apco Oil and Gas International, Inc.	32,376
1,100	Callon Petroleum Co. *	9,218
500	CARBO Ceramics, Inc.	61,985
500	Clayton Williams Energy, Inc. *	53,040
700	Cloud Peak Energy, Inc. *	14,350
100	Concho Resources Inc. *	10,652
500	Core Laboratories NV	51,675
900	Dresser-Rand Group, Inc. *	44,352
1,300	Dril-Quip, Inc. *	99,710
300	Gulfport Energy Corp. *	8,877
400	Holly Corp.	22,856
1,000	Lufkin Industries, Inc.	78,150
700	Newpark Resources, Inc. *	4,886
100	Oil States International, Inc. *	7,279
400	Rowan Cos, Inc. *	17,068
8,450	RPC, Inc.	165,451
200	Superior Energy Services, Inc. *	7,662
100	VAALCO Energy, Inc. *	802
100	W&T Offshore, Inc.	2,553
200	World Fuel Services Corp.	8,288

	Total Energy	701,230

	Food & Staples Retailing — 1.0%
300	BJ’s Wholesale Club, Inc. *	14,526
300	Casey’s General Stores, Inc.	12,321
200	Pantry, Inc. *	3,152
1,600	PriceSmart, Inc.	56,944

See accompanying notes to the financial statements.	5

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Food & Staples Retailing — continued
500	Ruddick Corp.	18,350
200	Susser Holdings Corp. *	2,770
600	United Natural Foods, Inc. *	25,470

	Total Food & Staples Retailing	133,533

	Food, Beverage & Tobacco — 1.6%
900	B&G Foods, Inc.	13,500
800	Boston Beer Co., Inc.-Class A *	74,256
600	Darling International, Inc. *	8,334
1,600	Hansen Natural Corp. *	92,080
1,400	Vector Group Ltd.	23,646

	Total Food, Beverage & Tobacco	211,816

	Health Care Equipment & Services — 5.9%
200	Almost Family, Inc. *	7,800
700	AMERIGROUP Corp. *	40,145
200	Analogic Corp.	10,840
700	BioScrip, Inc. *	2,954
500	Chemed Corp.	32,720
200	Computer Programs & Systems, Inc.	10,802
700	Cooper Cos (The), Inc.	43,274
800	CorVel Corp. *	39,600
1,600	Delcath Systems, Inc. *	10,480
100	Ensign Group, Inc. (The)	3,041
200	Exactech, Inc. *	3,790
200	Five Star Quality Care, Inc. *	1,404
6,500	Health Management Associates, Inc.-Class A *	65,000
4,000	Hill-Rom Holdings, Inc.	152,280
500	HMS Holdings Corp. *	37,780
200	Kensey Nash Corp. *	5,252
600	Merit Medical Systems, Inc. *	10,248
1,200	Molina Healthcare, Inc. *	42,036
100	MWI Veterinary Supply, Inc. *	6,922
100	National Research Corp.	3,271
400	Natus Medical, Inc. *	6,344
900	Neogen Corp. *	33,651
4,800	NxStage Medical, Inc. *	99,024
400	Orthofix International NV *	12,640
700	Providence Service Corp. (The) *	11,487
700	Rural/Metro Corp. *	10,493

6	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
1,100	SXC Health Solutions Corp *	54,285
100	Universal Health Services, Inc.-Class B	4,571
100	Young Innovations, Inc.	3,167
200	Zoll Medical Corp. *	9,256

	Total Health Care Equipment & Services	774,557

	Household & Personal Products — 2.6%
3,700	Herbalife Ltd.	290,117
1,000	Inter Parfums, Inc.	18,070
700	USANA Health Sciences, Inc. *	24,374
200	WD-40 Co.	8,132

	Total Household & Personal Products	340,693

	Insurance — 2.2%
100	Arthur J. Gallagher & Co.	3,140
1,000	Axis Capital Holdings Ltd.	36,320
800	Brown & Brown, Inc.	20,912
100	Endurance Specialty Holdings Ltd.	4,959
3,300	Erie Indemnity Co.-Class A	230,472

	Total Insurance	295,803

	Materials — 6.6%
3,600	Albemarle Corp.	207,216
300	Allied Nevada Gold Corp. *	9,102
700	Balchem Corp.-Class B	25,200
400	Ball Corp.	14,440
100	Brush Engineered Materials, Inc. *	4,377
1,500	Carpenter Technology Corp.	62,370
100	Clearwater Paper Corp. *	7,930
400	Crown Holdings, Inc. *	15,392
100	Eastman Chemical Co.	9,341
400	Ferro Corp. *	6,368
1,200	Globe Specialty Metals, Inc.	27,948
400	Hawkins, Inc.	15,308
200	Innophos Holdings, Inc.	8,566
1,900	International Flavors & Fragrances, Inc.	108,205
1,100	Kraton Performance Polymers, Inc. *	37,730
300	LSB Industries, Inc. *	9,084
200	Neenah Paper, Inc.	3,894

See accompanying notes to the financial statements.	7

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Materials — continued
300	NewMarket Corp.	38,433
1,800	Omnova Solutions, Inc. *	12,672
2,600	PolyOne Corp. *	36,088
200	Quaker Chemical Corp.	7,746
200	Rock-Tenn Co.-Class A	13,730
800	Rockwood Holdings, Inc. *	37,240
200	Scotts Miracle-Gro Co. (The)-Class A	11,234
600	Silgan Holdings, Inc.	21,888
1,600	Stillwater Mining Co. *	38,192
100	Temple-Inland, Inc.	2,339
2,000	Titanium Metals Corp. *	37,980
5,100	US Gold Corp. *	37,026

	Total Materials	867,039

	Media — 0.1%
300	Arbitron, Inc.	11,943
500	Playboy Enterprises, Inc.-Class B *	3,070

	Total Media	15,013

	Pharmaceuticals, Biotechnology & Life Sciences — 4.5%
3,300	Akorn, Inc. *	18,447
100	Bruker Corp. *	1,919
300	Dionex Corp. *	35,346
400	Emergent Biosolutions, Inc. *	8,416
1,500	eResearchTechnology, Inc. *	9,525
200	Hi-Tech Pharmacal Co., Inc. *	4,618
2,000	Impax Laboratories, Inc. *	41,180
800	Incyte Corp. *	10,944
600	InterMune, Inc. *	21,966
700	Medicines Co. *	12,173
1,500	Mettler-Toledo International, Inc. *	257,055
900	Neurocrine Biosciences, Inc. *	6,075
500	NPS Pharmaceuticals, Inc. *	3,865
1,600	PAREXEL International Corp. *	37,552
800	PerkinElmer, Inc.	21,200
2,900	Pharmaceutical Product Development, Inc.	79,663
2,000	Questcor Pharmaceuticals, Inc. *	25,920

	Total Pharmaceuticals, Biotechnology & Life Sciences	595,864

8	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Real Estate — 0.5%
700	Associated Estates Realty Corp. REIT	11,375
200	Getty Realty Corp. REIT	5,884
100	National Health Investors, Inc. REIT	4,752
300	Omega Healthcare Investors, Inc. REIT	7,191
100	Rayonier, Inc. REIT	6,133
600	Saul Centers, Inc. REIT	27,600
100	Urstadt Biddle Properties, Inc. REIT	1,939

	Total Real Estate	64,874

	Retailing — 5.1%
300	Abercrombie & Fitch Co.-Class A	17,211
100	America’s Car-Mart, Inc. *	2,478
200	AnnTaylor Stores Corp. *	4,642
400	AutoNation, Inc. *	13,456
100	Big 5 Sporting Goods Corp.	1,394
1,500	Cato Corp. (The)-Class A	36,375
500	Childrens Place Retail Stores (The), Inc. *	22,850
1,200	Hibbett Sports, Inc. *	37,692
200	HSN, Inc. *	6,496
1,250	Jos. A. Bank Clothiers, Inc. *	57,638
100	Lithia Motors, Inc.-Class A	1,514
600	Monro Muffler, Inc.	19,608
300	NutriSystem, Inc.	3,969
2,300	PetSmart, Inc.	94,001
3,900	Sally Beauty Holdings, Inc. *	50,583
3,900	Tractor Supply Co.	203,073
400	Ulta Salon Cosmetics & Fragrance, Inc. *	16,692
2,200	Williams-Sonoma, Inc.	79,398

	Total Retailing	669,070

	Semiconductors & Semiconductor Equipment — 6.8%
19,200	Atmel Corp. *	281,856
500	AXT, Inc. *	3,710
4,300	Cirrus Logic, Inc. *	100,405
4,700	Entropic Communications, Inc. *	43,522
500	GSI Technology, Inc. *	4,705
3,000	GT Solar International, Inc. *	32,070
1,000	IXYS Corp. *	12,420
4,400	Lattice Semiconductor Corp. *	29,216
1,600	Micrel, Inc.	21,504

See accompanying notes to the financial statements.	9

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Semiconductors & Semiconductor Equipment — continued
3,100	MIPS Technologies, Inc. *	37,727
1,100	Novellus Systems, Inc. *	43,956
200	NVE Corp. *	11,850
1,600	Omnivision Technologies, Inc. *	48,992
100	Semtech Corp. *	2,368
3,100	Silicon Image, Inc. *	24,924
5,000	Skyworks Solutions, Inc. *	179,700
1,800	TriQuint Semiconductor, Inc. *	25,650

	Total Semiconductors & Semiconductor Equipment	904,575

	Software & Services — 11.3%
700	ACI Worldwide, Inc. *	21,917
1,300	Actuate Corp. *	6,201
1,100	Ancestry.com, Inc. *	36,146
1,200	Ariba, Inc. *	37,140
1,000	Cardtronics, Inc. *	18,950
2,600	Compuware Corp. *	29,276
100	DST Systems, Inc.	5,100
300	Factset Research Systems, Inc.	31,464
300	Forrester Research, Inc.	10,854
300	Fortinet, Inc. *	12,252
200	Gartner, Inc. *	7,544
2,900	Global Cash Access Holdings, Inc. *	9,976
600	IAC/InterActiveCorp *	18,642
1,500	iGate Corp.	27,150
1,800	Informatica Corp. *	84,618
200	j2 Global Communications, Inc. *	5,818
600	Liquidity Services, Inc. *	9,642
1,000	LivePerson, Inc. *	10,030
400	LogMeIn, Inc. *	14,356
100	Magma Design Automation, Inc. *	665
600	Manhattan Associates, Inc. *	19,320
2,700	Micros Systems, Inc. *	128,628
1,100	OpenTable, Inc. *	97,757
700	Opnet Technologies, Inc.	23,856
1,700	Parametric Technology Corp. *	40,290
550	Progress Software Corp. *	16,148
2,900	Quest Software, Inc. *	77,691
2,200	Radiant Systems, Inc. *	37,730
700	Renaissance Learning, Inc.	7,518

10	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Software & Services — continued
100	Rovi Corp. *	5,542
3,900	Sapient Corp. *	46,215
1,500	Smith Micro Software, Inc. *	14,055
100	Stamps.com, Inc.	1,344
800	Support.com, Inc. *	4,464
700	Synchronoss Technologies, Inc. *	23,982
1,200	Syntel, Inc.	63,180
13,800	TIBCO Software, Inc. *	339,756
500	Travelzoo, Inc. *	19,725
2,600	VeriFone Holdings, Inc. *	118,144
1,000	Virnetx Holding Corp.	12,000

	Total Software & Services	1,495,086

	Technology Hardware & Equipment — 10.2%
5,100	Acme Packet, Inc. *	383,724
3,600	ADTRAN, Inc.	163,728
200	Anixter International, Inc.	14,324
600	Aruba Networks, Inc. *	18,270
200	Coherent, Inc. *	12,350
800	DDi Corp.	8,296
300	Faro Technologies, Inc. *	10,695
400	Finisar Corp. *	16,408
500	Insight Enterprises, Inc. *	9,145
3,200	Ixia *	56,160
900	Loral Space & Communications, Inc. *	68,094
100	MTS Systems Corp.	4,631
5,800	NCR Corp. *	110,780
200	Oplink Communications, Inc. *	5,442
8,000	Riverbed Technology, Inc. *	330,320
300	Spectrum Control, Inc. *	4,203
100	Stratasys, Inc. *	4,538
900	Super Micro Computer, Inc. *	13,455
1,800	Trimble Navigation Ltd. *	88,470
100	Universal Display Corp. *	4,209
64	Vishay Precision Group, Inc. *	1,059
700	Zebra Technologies Corp. *	26,124

	Total Technology Hardware & Equipment	1,354,425

See accompanying notes to the financial statements.	11

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Telecommunication Services — 1.3%
400	Alaska Communications Systems Group, Inc.	4,076
500	Consolidated Communications Holdings, Inc.	9,145
9,700	MetroPCS Communications, Inc. *	139,680
1,300	USA Mobility, Inc.	19,396

	Total Telecommunication Services	172,297

	Transportation — 1.8%
100	Alaska Air Group, Inc. *	5,945
600	Celadon Group, Inc. *	8,766
800	Genesee & Wyoming, Inc.-Class A *	41,672
200	HUB Group, Inc.-Class A *	6,992
200	Marten Transport Ltd.	4,270
2,000	Old Dominion Freight Line, Inc. *	61,560
700	Pacer International, Inc. *	3,801
100	Park-Ohio Holdings Corp. *	2,208
300	Ryder System, Inc.	14,349
2,635	United Continental Holdings, Inc. *	63,345
1,100	UTi Worldwide, Inc.	21,890

	Total Transportation	234,798

	Utilities — 0.1%
200	South Jersey Industries, Inc.	10,972

	TOTAL COMMON STOCKS (COST $10,338,441)	13,168,886

	MUTUAL FUNDS — 0.8%

	Affiliated Issuers — 0.8%
4,040	GMO U.S. Treasury Fund	101,000

	TOTAL MUTUAL FUNDS (COST $101,000)	101,000

12	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
16,038	State Street Institutional Treasury Money Market Fund-Institutional Class	16,038

	TOTAL SHORT-TERM INVESTMENTS (COST $16,038)	16,038

	TOTAL INVESTMENTS — 100.4% (COST $10,455,479)	13,285,924
	Other Assets and Liabilities (net) — (0.4%)	(52,172)

	TOTAL NET ASSETS — 100.0%	$13,233,752

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

See accompanying notes to the financial statements.	13

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $10,354,479) (Note 2)	$13,184,924
Investments in affiliated issuers, at value (cost $101,000) (Notes 2 and 10)	101,000
Receivable for investments sold	189,556
Dividends and interest receivable	3,041
Receivable for expenses reimbursed by Manager (Note 5)	15,680

Total assets	13,494,201

Liabilities:
Payable for investments purchased	190,063
Payable to affiliate for (Note 5):
Management fee	3,113
Shareholder service fee	1,506
Trustees and Trust Officers or agents unaffiliated with the Manager	28
Accrued expenses	65,739

Total liabilities	260,449

Net assets	$13,233,752

Net assets consist of:
Paid-in capital	$10,706,328
Accumulated undistributed net investment income	3,256
Accumulated net realized loss	(306,277)
Net unrealized appreciation	2,830,445

$13,233,752

Net assets attributable to:
Class III shares	$13,233,752

Shares outstanding:
Class III	833,805

Net asset value per share:
Class III	$15.87

14	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from unaffiliated issuers (net of withholding taxes of $32)	$78,159
Interest	149
Dividends from affiliated issuers (Note 10)	77

Total investment income	78,385

Expenses:
Management fee (Note 5)	33,468
Shareholder service fee – Class III (Note 5)	16,193
Custodian, fund accounting agent and transfer agent fees	76,721
Audit and tax fees	59,836
Registration fees	3,429
Legal fees	434
Trustees fees and related expenses (Note 5)	224
Miscellaneous	9,913

Total expenses	200,218
Fees and expenses reimbursed by Manager (Note 5)	(150,292)

Net expenses	49,926

Net investment income (loss)	28,459

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,447,934
Investments in affiliated issuers	(30)
Realized gains distributions from affiliated issuers (Note 10)	9
Futures contracts	7,248

Net realized gain (loss)	1,455,161

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,512,712
Futures contracts	(996)

Net unrealized gain (loss)	2,511,716

Net realized and unrealized gain (loss)	3,966,877

Net increase (decrease) in net assets resulting from operations	$3,995,336

See accompanying notes to the financial statements.	15

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$28,459	$15,080
Net realized gain (loss)	1,455,161	(832,021)
Change in net unrealized appreciation (depreciation)	2,511,716	2,534,293

Net increase (decrease) in net assets from operations	3,995,336	1,717,352

Distributions to shareholders from:
Net investment income
Class III	(37,472)	(12,384)

Net share transactions (Note 9):
Class III	(583,571)	4,236,292
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	4,754	31,080

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(578,817)	4,267,372

Total increase (decrease) in net assets	3,379,047	5,972,340

Net assets:
Beginning of period	9,854,705	3,882,365

End of period (including accumulated undistributed net investment income of $3,256 and $2,548, respectively)	$13,233,752	$9,854,705

16	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009	2008	2007

Net asset value, beginning of period	$11.17		$7.54	$13.59	$18.93	$19.67

Income (loss) from investment operations:
Net investment income (loss)†	0.03		0.03	0.04	0.06	0.07
Net realized and unrealized gain (loss)	4.71		3.63	(6.05)	(1.79)	0.79

Total from investment operations	4.74		3.66	(6.01)	(1.73)	0.86

Less distributions to shareholders:
From net investment income	(0.04)		(0.03)	(0.04)	(0.06)	(0.09)
From net realized gains	—		—	—	(3.49)	(1.51)
Return of capital	—		—	—	(0.06)	—

Total distributions	(0.04)		(0.03)	(0.04)	(3.61)	(1.60)

Net asset value, end of period	$15.87		$11.17	$7.54	$13.59	$18.93

Total Return(a)	42.57%		48.53%	(44.27)%	(11.74)%	4.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,234		$9,855	$3,882	$8,198	$25,314
Net expenses to average daily net assets	0.46	%(b)	0.46%	0.46%	0.46%	0.46%
Net investment income (loss) to average daily net assets	0.26%		0.28%	0.35%	0.30%	0.38%
Portfolio turnover rate	136%		140%	127%	118%	109%
Fees and expenses reimbursed by the Manager to average daily net assets:	1.39%		1.94%	1.74%	0.48%	0.60%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.06	$0.01	$0.07	$0.03

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effects of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	17

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO U.S. Small/Mid Cap Growth Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is long-term capital growth. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the Russell 2500 Growth Index. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations (“small-and mid-cap companies”). Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments in small-and mid-cap companies tied economically to the U.S. For these purposes, such investments include direct and indirect (e.g., through underlying funds or derivatives) investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market

18

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

capitalizations. The term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure

19

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$13,168,886	$—	$—	$13,168,886
Mutual Funds	101,000	—	—	101,000
Short-Term Investments	16,038	—	—	16,038

Total Investments	13,285,924	—	—	13,285,924

Total	$13,285,924	$—	$—	$13,285,924

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

20

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, and differing treatment of litigation proceeds received.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$37,472	$12,384

Total distributions	$37,472	$12,384

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

21

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$750,486
Undistributed net long-term capital gain	$442,408

Other Tax Attributes:
Capital loss carryforwards	$(1,491,707)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. As of February 28, 2011, the capital loss carryforwards disclosed below were permanently reduced by $244,044 due to share ownership activity. Utilization of the capital loss carryforwards, post-October capital losses and losses realized in the future, if any, subsequent to February 28, 2011 could be subject to further limitations imposed by the Code related to share ownership activity. The Fund’s capital loss carryforwards expire as follows:

February 28, 2017	$(1,278,606)
February 28, 2018	(213,101)

Total	$(1,491,707)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$10,459,674	$2,937,467	$(111,217)	$2,826,250

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are

22

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
For the year ended February 28, 2011, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the

23

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Market Risk — Growth Securities — Because growth securities typically trade at higher multiples of current earnings than other securities, their market values are often more sensitive than other securities to changes in future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on

24

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may

25

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

26

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to

27

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

28

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type

29

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$7,248	$—	$7,248

Total	$—	$—	$—	$7,248	$—	$7,248

Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$(996)	$—	$(996)

Total	$—	$—	$—	$(996)	$—	$(996)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the year ended February 28, 2011:

Futures contracts

Average amount outstanding	$36,880

30

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.31% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $224 and $36, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

31

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder
service fees and	Indirect Shareholder
interest expense)	Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $14,664,605 and $14,488,112, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 57.60% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholders owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 0.19% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 96.89% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

32

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	11,204	$166,147	530,981	$5,902,580
Shares issued to shareholders in reinvestment of distributions	2,617	34,039	982	9,393
Shares repurchased	(62,535)	(783,757)	(164,620)	(1,675,681)
Purchase premiums	—	835	—	26,226
Redemption fees	—	3,919	—	4,854

Net increase (decrease)	(48,714)	$(578,817)	367,343	$4,267,372

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO U.S. Treasury Fund	$—	$488,027	$386,997	$77	$9	$101,000

Totals	$—	$488,027	$386,997	$77	$9	$101,000

11.	Subsequent events

Subsequent to February 28, 2011, the Fund received redemption requests in the amount of $8,185,675.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Small/Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Small/Mid Cap Growth Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

34

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

35

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.46%	$1,000.00	$1,441.00	$2.78
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

36

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

37

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

38

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

39

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

40

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Quantitative Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Small/Mid Cap Value Fund returned +27.4% for the fiscal year ended February 28, 2011, as compared with +29.5% for the Russell 2500 Value Index.

Stock selection added to returns relative to the Russell 2500 Value Index. Selections in Consumer Discretionary, Consumer Staples, and Financials added to relative returns while selections in Health Care, Information Technology, and Materials detracted. Overweight positions in Fossil, TRW Automotive Holdings, and Herbalife added to relative returns. Overweight positions in Genworth Financial, Amedisys, and Seagate Technology detracted from relative returns.

Sector selection detracted from returns relative to the Russell 2500 Value Index. Sector weightings negatively impacting relative performance included an underweight in Energy and overweight positions in Consumer Staples and Consumer Discretionary. Sector weightings positively impacting relative performance included underweight positions in Financials and Utilities.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO U.S. Small/Mid Cap Value Fund Class III Shares and the Russell 2500 Value Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

†	The Fund is the successor to GMO Small/Mid Cap Value Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Small/Mid Cap Value Fund.
The Russell 2500 Value® Index is a trademark/service mark of the Frank Russell Company. Russelltm is a trademark of the Frank Russell Company.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.5%
Mutual Funds	1.4
Short-Term Investments	0.4
Rights and Warrants	0.1
Other	(0.4)

100.0%

Industry Group Summary	% of Equity Investments*
Insurance	12.3%
Retailing	10.6
Health Care Equipment & Services	9.9
Capital Goods	9.0
Consumer Durables & Apparel	6.8
Software & Services	6.7
Materials	6.1
Technology Hardware & Equipment	4.2
Household & Personal Products	3.8
Pharmaceuticals, Biotechnology & Life Sciences	3.8
Commercial & Professional Services	3.8
Energy	3.5
Food, Beverage & Tobacco	3.5
Automobiles & Components	3.1
Consumer Services	2.5
Food & Staples Retailing	2.4
Diversified Financials	2.2
Telecommunication Services	1.4
Media	1.3
Real Estate	1.1
Utilities	0.9
Transportation	0.4
Semiconductors & Semiconductor Equipment	0.4
Banks	0.3

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

1

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 98.5%

	Automobiles & Components — 3.1%
2,200	Autoliv, Inc.	164,758
500	Dorman Products, Inc. *	17,335
730	Lear Corp. *	77,234
2,500	TRW Automotive Holdings Corp. *	142,000

	Total Automobiles & Components	401,327

	Banks — 0.2%
400	1st Source Corp.	7,828
200	Federal Agricultural Mortgage Corp.-Class C	3,986
600	MainSource Financial Group, Inc.	5,964
100	Northrim BanCorp, Inc.	1,857
300	Republic Bancorp, Inc.-Class A	5,142
300	Washington Trust Bancorp, Inc.	6,894

	Total Banks	31,671

	Capital Goods — 8.9%
600	A.O. Smith Corp.	24,240
600	Aceto Corp.	4,758
200	Alamo Group, Inc.	5,828
400	Alliant Techsystems, Inc.	28,868
2,000	Ametek, Inc.	83,900
1,300	Applied Industrial Technologies, Inc.	41,652
600	Ceradyne, Inc. *	22,938
1,500	Crane Co.	70,860
400	DXP Enterprises, Inc. *	8,504
500	EnPro Industries, Inc. *	19,840
800	Esterline Technologies Corp. *	57,256
1,500	Hubbell, Inc.-Class B	101,265
1,400	Idex Corp.	57,736
2,200	KBR, Inc.	72,160
400	Middleby Corp. *	35,868
250	NACCO Industries, Inc.-Class A	31,138
300	NN, Inc. *	3,675

2	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Capital Goods — continued
100	Preformed Line Products Co.	7,098
1,000	Roper Industries, Inc.	84,130
500	Sauer-Danfoss, Inc. *	15,265
41	Seaboard Corp.	95,128
300	Standex International Corp.	10,281
800	Teledyne Technologies, Inc. *	41,896
300	Titan Machinery, Inc. *	7,719
600	Toro Co. (The)	37,440
700	Trimas Corp. *	14,399
500	Triumph Group, Inc.	43,295
600	Tutor Perini Corp.	14,292
200	Twin Disc, Inc.	6,472
900	United Rentals, Inc. *	27,882
1,400	WESCO International, Inc. *	81,508

	Total Capital Goods	1,157,291

	Commercial & Professional Services — 3.7%
700	ABM Industries, Inc.	18,641
700	Administaff, Inc.	20,951
1,900	Avery Dennison Corp.	75,848
2,200	Cintas Corp.	61,864
800	Corporate Executive Board Co. (The)	32,056
1,700	Deluxe Corp.	43,435
500	Ennis, Inc.	8,125
300	G&K Services Inc.-Class A	9,726
1,000	Kelly Services, Inc.-Class A *	21,020
1,100	Manpower, Inc.	69,850
300	Multi-Color Corp.	5,565
400	Schawk, Inc.	7,228
900	SFN Group, Inc. *	12,447
1,300	Towers Watson & Co.-Class A	76,440
400	United Stationers, Inc. *	26,968

	Total Commercial & Professional Services	490,164

See accompanying notes to the financial statements.	3

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Consumer Durables & Apparel — 6.7%
200	Blyth, Inc.	6,874
900	Columbia Sportswear Co.	56,511
1,170	Deckers Outdoor Corp. *	103,217
1,700	Fossil, Inc. *	130,458
500	G-III Apparel Group Ltd. *	19,660
2,500	Hasbro, Inc.	112,250
500	Helen of Troy Ltd. *	13,965
2,000	Iconix Brand Group, Inc. *	44,200
1,000	Jakks Pacific, Inc. *	18,640
600	Maidenform Brands, Inc. *	16,284
4,400	Newell Rubbermaid, Inc.	85,096
600	Oxford Industries, Inc.	14,472
500	Perry Ellis International, Inc. *	14,520
1,100	Phillips-Van Heusen Corp.	66,011
700	Polaris Industries, Inc.	52,815
4,600	Quiksilver, Inc. *	19,826
700	RC2 Corp. *	15,197
400	Steven Madden Ltd. *	17,256
800	Timberland Co.-Class A *	29,552
1,100	Wolverine World Wide, Inc.	40,436

	Total Consumer Durables & Apparel	877,240

	Consumer Services — 2.4%
400	AFC Enterprises, Inc. *	5,916
1,300	Brinker International, Inc.	30,732
800	Cracker Barrel Old Country Store, Inc.	39,872
600	DineEquity, Inc. *	34,326
1,700	Domino’s Pizza, Inc. *	28,679
400	Mac-Gray Corp.	6,384
600	Papa John’s International, Inc. *	17,508
300	Pre-Paid Legal Services, Inc. *	19,782
1,100	Regis Corp.	19,283

4	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Consumer Services — continued
1,600	Ruby Tuesday, Inc. *	21,376
1,500	Weight Watchers International, Inc.	91,695

	Total Consumer Services	315,553

	Diversified Financials — 2.2%
10,900	American Capital Ltd. *	101,806
900	BlackRock Kelso Capital Corp.	11,187
500	Encore Capital Group, Inc. *	13,615
1,600	EZCORP, Inc.-Class A *	45,888
700	First Cash Financial Services, Inc. *	22,918
700	International Assets Holding Corp. *	16,947
1,500	Nelnet, Inc.-Class A	33,495
1,500	Primus Guaranty Ltd. *	7,575
500	World Acceptance Corp. *	29,905

	Total Diversified Financials	283,336

	Energy — 3.5%
1,700	Cloud Peak Energy, Inc. *	34,850
1,300	Complete Production Services, Inc. *	37,453
1,400	Oil States International, Inc. *	101,906
370	SEACOR Holdings, Inc.	35,065
3,100	Sunoco, Inc.	129,766
2,500	Western Refining, Inc. *	40,675
1,800	World Fuel Services Corp.	74,592

	Total Energy	454,307

	Food & Staples Retailing — 2.4%
1,500	BJ’s Wholesale Club, Inc. *	72,630
900	Casey’s General Stores, Inc.	36,963
500	Ingles Markets, Inc.-Class A	9,615
400	Nash Finch Co.	16,148
700	Pantry, Inc. *	11,032
1,600	Ruddick Corp.	58,720
400	Spartan Stores, Inc.	6,028

See accompanying notes to the financial statements.	5

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Food & Staples Retailing — continued
400	Susser Holdings Corp. *	5,540
1,200	United Natural Foods, Inc. *	50,940
400	Village Super Market, Inc.	12,016
800	Weis Markets, Inc.	31,736

	Total Food & Staples Retailing	311,368

	Food, Beverage & Tobacco — 3.4%
100	Coca-Cola Bottling Co.	5,770
5,000	Constellation Brands, Inc.-Class A *	101,600
1,700	Corn Products International, Inc.	82,994
6,300	Del Monte Foods Co.	119,259
1,400	Flowers Foods, Inc.	37,240
1,000	Fresh Del Monte Produce, Inc.	28,580
1,100	Hain Celestial Group (The), Inc. *	32,802
500	Hansen Natural Corp. *	28,775
900	National Beverage Corp.	11,421

	Total Food, Beverage & Tobacco	448,441

	Health Care Equipment & Services — 9.7%
100	Almost Family, Inc. *	3,900
1,900	AMERIGROUP Corp. *	108,965
1,800	Centene Corp. *	54,846
600	Chemed Corp.	39,264
400	Conmed Corp. *	10,592
1,100	Continucare Corp. *	6,226
1,700	Cooper Cos (The), Inc.	105,094
5,200	Coventry Health Care, Inc. *	157,040
300	Ensign Group, Inc. (The)	9,123
300	Greatbatch, Inc. *	7,464
3,300	Health Net, Inc. *	97,086
2,200	Healthspring, Inc. *	82,808
2,100	Hill-Rom Holdings, Inc.	79,947
200	ICU Medical, Inc. *	8,398
600	Integra LifeSciences Holdings Corp. *	30,090

6	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
600	Invacare Corp.	17,742
1,000	Kinetic Concepts, Inc. *	48,970
900	LifePoint Hospitals, Inc. *	35,082
1,300	Lincare Holdings, Inc.	38,142
1,000	Magellan Health Services, Inc. *	47,980
800	Mednax, Inc. *	51,944
700	MedQuist, Inc.	6,265
1,300	Metropolitan Health Networks, Inc. *	6,461
900	Molina Healthcare, Inc. *	31,527
200	MWI Veterinary Supply, Inc. *	13,844
1,100	Owens & Minor, Inc.	34,320
500	Providence Service Corp. (The) *	8,205
1,200	STERIS Corp.	40,620
2,500	Universal American Financial Corp.	51,450
300	US Physical Therapy, Inc. *	5,931
600	WellCare Health Plans, Inc. *	22,530
200	Young Innovations, Inc.	6,334

	Total Health Care Equipment & Services	1,268,190

	Household & Personal Products — 3.8%
800	Central Garden & Pet Co.-Class A *	7,368
900	Elizabeth Arden, Inc. *	26,181
2,400	Energizer Holdings, Inc. *	160,392
2,300	Herbalife Ltd.	180,343
1,000	Inter Parfums, Inc.	18,070
400	Nu Skin Enterprises, Inc.-Class A	12,768
200	Nutraceutical International Corp. *	2,960
1,600	Prestige Brands Holdings, Inc. *	17,632
700	Schiff Nutrition International, Inc.	5,999
900	Spectrum Brands Holdings, Inc. *	25,830
600	USANA Health Sciences, Inc. *	20,892
400	WD-40 Co.	16,264

	Total Household & Personal Products	494,699

See accompanying notes to the financial statements.	7

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Insurance — 12.0%
1,400	Allied World Assurance Co Holdings Ltd.	86,394
1,700	American Equity Investment Life Holding Co.	22,440
2,700	American Financial Group, Inc.	93,501
2,800	American International Group, Inc. *	103,768
300	American Safety Insurance Holdings Ltd. *	6,405
1,600	AmTrust Financial Services, Inc.	30,768
800	Arch Capital Group Ltd. *	72,400
400	Argo Group International Holdings Ltd.	15,236
1,500	Aspen Insurance Holdings Ltd.	44,325
3,100	Assurant, Inc.	125,953
2,300	Axis Capital Holdings Ltd.	83,536
2,600	Brown & Brown, Inc.	67,964
1,100	CNA Surety Corp. *	27,808
1,400	Endurance Specialty Holdings Ltd.	69,426
300	Enstar Group Ltd. *	25,158
900	Erie Indemnity Co.-Class A	62,856
800	FBL Financial Group, Inc.-Class A	24,992
200	FPIC Insurance Group, Inc. *	7,532
1,100	Horace Mann Educators Corp.	18,645
300	Infinity Property & Casualty Corp.	18,213
1,500	Meadowbrook Insurance Group, Inc.	15,240
1,400	Montpelier Re Holdings Ltd.	28,238
1,100	National Financial Partners Corp. *	15,554
1,000	Platinum Underwriters Holdings Ltd.	41,700
2,300	Protective Life Corp.	65,389
1,500	RenaissanceRe Holdings Ltd.	100,530
400	Safety Insurance Group, Inc.	19,248
2,600	Torchmark Corp.	169,650
600	Tower Group, Inc.	16,308
3,000	Validus Holdings Ltd.	92,850

	Total Insurance	1,572,027

8	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Materials — 6.0%
900	AptarGroup, Inc.	43,353
3,800	Ball Corp.	137,180
1,100	Eastman Chemical Co.	102,751
300	Hawkins, Inc.	11,481
500	Innophos Holdings, Inc.	21,415
600	Innospec, Inc. *	16,086
1,800	International Flavors & Fragrances, Inc.	102,510
1,000	KapStone Paper and Packaging Corp. *	17,150
500	Kraton Performance Polymers, Inc. *	17,150
540	Lubrizol Corp.	58,790
200	Quaker Chemical Corp.	7,746
1,000	Scotts Miracle-Gro Co. (The)-Class A	56,170
1,000	Sensient Technologies Corp.	33,380
2,000	Silgan Holdings, Inc.	72,960
200	TPC Group, Inc. *	5,810
2,000	Valspar Corp.	76,040

	Total Materials	779,972

	Media — 1.3%
200	Arbitron, Inc.	7,962
900	Charter Communications, Inc. *	41,193
1,600	Journal Communications, Inc.-Class A *	9,824
600	Liberty Media Corp.-Starz-Class A *	42,120
1,200	Meredith Corp.	42,312
2,200	Sinclair Broadcast Group, Inc.	28,468

	Total Media	171,879

	Pharmaceuticals, Biotechnology & Life Sciences — 3.8%
700	Cephalon, Inc. *	39,417
4,400	Endo Pharmaceuticals Holdings, Inc. *	156,288
1,400	Medicis Pharmaceutical Corp.-Class A	44,926
900	Par Pharmaceutical Cos., Inc. *	27,792
2,300	Pharmaceutical Product Development, Inc.	63,181

See accompanying notes to the financial statements.	9

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences — continued
2,600	Viropharma, Inc. *	46,618
2,000	Watson Pharmaceuticals, Inc. *	111,980

	Total Pharmaceuticals, Biotechnology & Life Sciences	490,202

	Real Estate — 1.1%
200	Agree Realty Corp. REIT	5,106
2,200	American Capital Agency Corp. REIT	64,790
1,200	Ashford Hospitality Trust, Inc. REIT *	12,372
1,400	Hatteras Financial Corp. REIT	41,412
800	Newcastle Investment Corp. REIT *	6,752
300	Pennymac Mortgage Investment Trust REIT	5,655
400	Walter Investment Management Corp. REIT	7,836

	Total Real Estate	143,923

	Retailing — 10.5%
1,800	Abercrombie & Fitch Co.-Class A	103,266
1,600	Advance Auto Parts, Inc.	100,288
400	America’s Car-Mart, Inc. *	9,912
1,100	Asbury Automotive Group, Inc. *	20,295
3,100	AutoNation, Inc. *	104,284
1,900	Cabela’s, Inc. *	51,547
1,000	Cato Corp. (The)-Class A	24,250
400	Childrens Place Retail Stores (The), Inc. *	18,280
100	Core-Mark Holding Co., Inc. *	3,395
100	Destination Maternity Corp.	4,510
2,000	Dillard’s, Inc.-Class A	84,680
800	Family Dollar Stores, Inc.	40,064
3,300	Foot Locker, Inc.	65,571
800	Fred’s, Inc.-Class A	11,024
1,700	GameStop Corp.-Class A *	33,915
500	Genesco, Inc. *	19,760
600	Group 1 Automotive, Inc.	25,350
600	Hibbett Sports, Inc. *	18,846
300	Jo-Ann Stores, Inc. *	18,210

10	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Retailing — continued
1,000	Jos. A. Bank Clothiers, Inc. *	46,110
500	Lithia Motors, Inc.-Class A	7,570
1,300	Men’s Wearhouse (The), Inc.	34,710
3,900	PetSmart, Inc.	159,393
2,400	Rent-A-Center, Inc.	79,344
800	Retail Ventures, Inc. *	14,000
3,500	Sally Beauty Holdings, Inc. *	45,395
300	Shoe Carnival, Inc. *	7,782
800	Sonic Automotive, Inc.	11,504
1,800	Tractor Supply Co.	93,726
1,500	Tuesday Morning Corp. *	7,005
600	West Marine, Inc. *	6,258
2,700	Williams-Sonoma, Inc.	97,443

	Total Retailing	1,367,687

	Semiconductors & Semiconductor Equipment — 0.4%
3,400	GT Solar International, Inc. *	36,346
2,200	Silicon Image, Inc. *	17,688

	Total Semiconductors & Semiconductor Equipment	54,034

	Software & Services — 6.6%
1,500	AOL, Inc. *	31,305
800	CACI International, Inc.-Class A *	47,456
1,200	CIBER, Inc. *	5,604
5,700	Compuware Corp. *	64,182
600	CSG Systems International, Inc. *	11,730
700	DST Systems, Inc.	35,700
3,400	EarthLink, Inc.	27,982
300	ePlus, Inc. *	8,526
1,100	Fair Isaac Corp.	30,745
1,100	j2 Global Communications, Inc. *	31,999
1,300	Jack Henry & Associates, Inc.	41,483
200	Manhattan Associates, Inc. *	6,440
1,400	Mentor Graphics Corp. *	22,260

See accompanying notes to the financial statements.	11

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)
	Software & Services — continued
1,300	Parametric Technology Corp. *	30,810
2,300	Progress Software Corp. *	67,528
3,100	Quest Software, Inc. *	83,049
900	Radiant Systems, Inc. *	15,435
500	Smith Micro Software, Inc. *	4,685
1,100	SRA International, Inc.-Class A *	29,953
400	Stamps.com, Inc.	5,376
4,200	Synopsys, Inc. *	116,424
600	Syntel, Inc.	31,590
3,500	TIBCO Software, Inc. *	86,170
1,300	United Online, Inc.	7,813
1,000	Valueclick, Inc. *	14,930

	Total Software & Services	859,175

	Technology Hardware & Equipment — 4.2%
800	ADTRAN, Inc.	36,384
700	Anixter International, Inc.	50,134
1,500	Arrow Electronics, Inc. *	58,800
600	Black Box Corp.	22,914
600	Cogo Group, Inc. *	4,848
300	EMS Technologies, Inc. *	5,832
3,700	Ingram Micro, Inc.-Class A *	73,741
1,300	Insight Enterprises, Inc. *	23,777
2,700	Lexmark International, Inc. *	101,331
400	Measurement Specialties, Inc. *	12,376
400	PC Connection, Inc. *	3,400
400	Scansource, Inc. *	14,612
500	SYNNEX Corp. *	17,640
1,100	Tech Data Corp. *	54,538
1,700	Zebra Technologies Corp. *	63,444

	Total Technology Hardware & Equipment	543,771

12	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	Telecommunication Services — 1.3%
3,500	CenturyTel, Inc.	144,130
500	IDT Corp.-Class B	13,015
600	USA Mobility, Inc.	8,952
2,300	Vonage Holdings Corp. *	10,166

	Total Telecommunication Services	176,263

	Transportation — 0.4%
1,900	Air Transport Services Group, Inc. *	14,915
1,000	Pacer International, Inc. *	5,430
600	Republic Airways Holdings, Inc. *	3,804
1,600	UTi Worldwide, Inc.	31,840

	Total Transportation	55,989

	Utilities — 0.9%
3,700	UGI Corp.	117,993

	TOTAL COMMON STOCKS (COST $9,973,590)	12,866,502

	MUTUAL FUNDS — 1.4%

	Affiliated Issuers — 1.4%
7,400	GMO U.S. Treasury Fund	185,000

	TOTAL MUTUAL FUNDS (COST $185,000)	185,000

	RIGHTS AND WARRANTS — 0.1%

	Insurance — 0.1%
1,495	American International Group, Inc., Warrants, Strike 45.00, Expires 01/19/21 *	17,342

	TOTAL RIGHTS AND WARRANTS (COST $25,415)	17,342

See accompanying notes to the financial statements.	13

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
48,372	State Street Institutional Treasury Money Market Fund-Institutional Class	48,372

	TOTAL SHORT-TERM INVESTMENTS (COST $48,372)	48,372

	TOTAL INVESTMENTS — 100.4% (Cost $10,232,377)	13,117,216
	Other Assets and Liabilities (net) — (0.4%)	(57,548)

	TOTAL NET ASSETS — 100.0%	$13,059,668

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

14	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $10,047,377) (Note 2)	$12,932,216
Investments in affiliated issuers, at value (cost $185,000) (Notes 2 and 10)	185,000
Receivable for Fund shares sold	1,881
Dividends receivable	6,888
Receivable for expenses reimbursed by Manager (Note 5)	9,492

Total assets	13,135,477

Liabilities:
Payable to affiliate for (Note 5):
Management fee	3,086
Shareholder service fee	1,493
Trustees and Trust Officers or agents unaffiliated with the Manager	28
Accrued expenses	71,202

Total liabilities	75,809

Net assets	$13,059,668

Net assets consist of:
Paid-in capital	$21,206,995
Accumulated undistributed net investment income	37,370
Accumulated net realized loss	(11,069,536)
Net unrealized appreciation	2,884,839

$13,059,668

Net assets attributable to:
Class III shares	$13,059,668

Shares outstanding:
Class III	1,585,446

Net asset value per share:
Class III	$8.24

See accompanying notes to the financial statements.	15

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends	$174,044
Dividends from affiliated issuers (Note 10)	141
Interest	128

Total investment income	174,313

Expenses:
Management fee (Note 5)	36,411
Shareholder service fee – Class III (Note 5)	17,618
Audit and tax fees	57,455
Custodian, fund accounting agent and transfer agent fees	27,245
Legal fees	373
Registration fees	368
Trustees fees and related expenses (Note 5)	232
Miscellaneous	9,735

Total expenses	149,437
Fees and expenses reimbursed by Manager (Note 5)	(95,131)

Net expenses	54,306

Net investment income (loss)	120,007

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,887,260
Investments in affiliated issuers	(33)
Realized gains distributions from affiliated issuers (Note 10)	11
Futures contracts	7,330

Net realized gain (loss)	1,894,568

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	907,536

Net realized and unrealized gain (loss)	2,802,104

Net increase (decrease) in net assets resulting from operations	$2,922,111

16	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$120,007	$190,253
Net realized gain (loss)	1,894,568	(3,946,989)
Change in net unrealized appreciation (depreciation)	907,536	9,830,454

Net increase (decrease) in net assets from operations	2,922,111	6,073,718

Distributions to shareholders from:
Net investment income
Class III	(114,599)	(214,080)

Net share transactions (Note 9):
Class III	(998,002)	(7,776,760)
Purchase premiums and redemption fees (Notes 2 and 9):
Class III	6,265	41,995

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(991,737)	(7,734,765)

Total increase (decrease) in net assets	1,815,775	(1,875,127)

Net assets:
Beginning of period	11,243,893	13,119,020

End of period (including accumulated undistributed net investment income of $37,370 and $1,983, respectively)	$13,059,668	$11,243,893

See accompanying notes to the financial statements.	17

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010	2009	2008	2007

Net asset value, beginning of period	$6.53		$4.44	$7.36	$10.01	$10.52

Income (loss) from investment operations:
Net investment income (loss)†	0.07		0.07	0.10	0.13	0.15
Net realized and unrealized gain (loss)	1.71		2.10	(2.92)	(1.87)	0.68

Total from investment operations	1.78		2.17	(2.82)	(1.74)	0.83

Less distributions to shareholders:
From net investment income	(0.07)		(0.08)	(0.10)	(0.13)	(0.20)
From net realized gains	—		—	—	(0.78)	(1.14)

Total distributions	(0.07)		(0.08)	(0.10)	(0.91)	(1.34)

Net asset value, end of period	$8.24		$6.53	$4.44	$7.36	$10.01

Total Return(a)	27.43%		49.15%	(38.76)%	(18.73)%	8.71%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,060		$11,244	$13,119	$35,230	$58,452
Net expenses to average daily net assets	0.46	%(b)	0.46%	0.46%	0.46%	0.46%
Net investment income (loss) to average daily net assets	1.02%		1.27%	1.46%	1.44%	1.46%
Portfolio turnover rate	106%		175%	73%	63%	79%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.81%		0.65%	0.43%	0.19%	0.22%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(c)	$0.02	$0.02	$0.01	$0.02

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(c)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

18	See accompanying notes to the financial statements.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO U.S. Small/Mid Cap Value Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund’s investment objective is long-term capital growth. The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the Russell 2500 Value Index. The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for the Fund, the Manager may use a combination of investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities based on the ratio of their price relative to historical financial information and forecasted financial information provided by industry analysts. Historical financial information may include book value, cash flow and earnings. The Manager may compare these ratios to industry or market averages in order to assess the relative attractiveness of an equity. Other methods focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) to effect transactions intended as substitutes for securities lending; and (iii) in an attempt to adjust elements of the Fund’s investment exposure. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations (“small-and mid-cap companies”). Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments in small-and mid-cap companies tied economically to the U.S. For these purposes, such investments include direct and indirect (e.g., through underlying funds or derivatives) investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market

19

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

capitalizations. The term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

For cash management purposes, the Fund may invest in unaffiliated money market funds and/or GMO U.S. Treasury Fund.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the OTC market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See Note 4 for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure

20

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$12,866,502	$—	$—	$12,866,502
Mutual Funds	185,000	—	—	185,000
Rights and Warrants	—	17,342	—	17,342
Short-Term Investments	48,372	—	—	48,372

Total Investments	13,099,874	17,342	—	13,117,216

Total	$13,099,874	$17,342	$—	$13,117,216

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.

21

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The Fund held no investments or derivative financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and differing treatment for litigation proceeds received.

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$114,599	$214,080

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

22

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

As of February 28, 2011, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$39,912

Other Tax Attributes:
Capital loss carryforwards	$(11,012,313)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2017	$(4,305,159)
February 28, 2018	(6,707,154)

Total	$(11,012,313)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$10,292,140	$2,903,474	$(78,398)	$2,825,076

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the U.S. and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the

23

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds (Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares
For the year ended February 28, 2011, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund as a result of the purchase or redemption. Such fees are recorded as a component of the Fund’s net share transactions. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing fee, at any time. Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of the Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs.

24

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received by the broker or agent.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

25

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not

26

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market

27

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in

28

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

29

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated

30

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the year ended February 28, 2011, the Fund held rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of
February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$17,342	$—	$17,342

Total	$—	$—	$—	$17,342	$—	$17,342

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$—	$7,330	$—	$7,330

Total	$—	$—	$—	$7,330	$—	$7,330

Change in Unrealized Appreciation (Depreciation) on:
Investments (rights and warrants)	$—	$—	$—	$(8,073)	$—	$(8,073)

Total	$—	$—	$—	$(8,073)	$—	$(8,073)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

31

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The volume of derivative activity, based on absolute values (futures contracts and rights and warrants) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Futures	Rights/
	contracts	Warrants

Average amount outstanding	$18,819	$3,254

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.31% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition to the contractual expense reimbursement described above, the Manager has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to the Fund of such fees and expenses equal to the Fund’s Expense Reimbursement Amount. These expense limitations will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2011 was $232 and $40, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

32

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder
service fees and	Indirect Shareholder
interest expense)	Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $12,250,787 and $12,682,865, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 56.06% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, 1.05% of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 91.76% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

33

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	9,533	$74,379	44,718	$210,967
Shares issued to shareholders in reinvestment of distributions	14,611	105,923	37,225	199,297
Shares repurchased	(161,695)	(1,178,304)	(1,310,616)	(8,187,024)
Purchase premiums	—	374	—	1,060
Redemption fees	—	5,891	—	40,935

Net increase (decrease)	(137,551)	$(991,737)	(1,228,673)	$(7,734,765)

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO U.S. Treasury Fund	$—	$602,037	$417,004	$141	$11	$185,000

Totals	$—	$602,037	$417,004	$141	$11	$185,000

11.	Subsequent events

Subsequent to February 28, 2011, the Fund received redemption requests in the amount of $7,715,573.

34

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Small/Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Small/Mid Cap Value Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

35

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

36

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.46%	$1,000.00	$1,333.30	$2.66
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

37

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

38

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

39

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with the Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of	During Past	Complex	Directorships
Date of Birth	Held with Trust	Time Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

40

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO World Opportunities Equity Allocation Fund returned +17.2% for the fiscal year ended February 28, 2011, as compared with +21.7% for the Fund’s benchmark, the MSCI World Index.

Underlying fund implementation was negative, detracting 4.6%, as GMO Quality Fund and GMO U.S. Core Equity Fund underperformed their respective benchmarks during the period.

Asset allocation added 0.1% to relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in
GMO World Opportunities Equity Allocation Fund Class III Shares and the MSCI World Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as February 28, 2011. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.4%
Short-Term Investments	2.2
Preferred Stocks	0.7
Investment Funds	0.1
Futures Contracts	0.0	∧
Debt Obligations	0.0	∧
Rights and Warrants	0.0	∧
Forward Currency Contracts	(0.0	)∧
Swap Agreements	(0.0	)∧
Other	0.6

	100.0%

Country / Region Summary**	% of Investments
United States	39.4%
Japan	12.7
United Kingdom	12.6
France	5.9
Switzerland	5.7
Germany	4.6
Emerging***	3.0
Italy	2.6
Sweden	2.5
Singapore	1.8
Denmark	1.3
Netherlands	1.3
Canada	1.1
Hong Kong	1.1
Belgium	0.8
Spain	0.8
Australia	0.7
Finland	0.6
Austria	0.3
Greece	0.3
Ireland	0.3
Norway	0.3
Israel	0.2
New Zealand	0.1
Portugal	0.0 ∧

100.0%

1

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2011 (Unaudited)

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).
**	The table above shows indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative financial instruments. The table excludes exposure through forward currency contracts.
***	The “Emerging” exposure is comprised of Argentina, Brazil, Chile, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and Venezuela.
∧	Rounds to 0.0%.

2

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Shares /
Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,505,122	GMO Emerging Markets Fund, Class VI	36,098,808
669,503	GMO Flexible Equities Fund, Class VI	13,135,642
12,929,157	GMO International Growth Equity Fund, Class IV	308,748,264
13,256,273	GMO International Intrinsic Value Fund, Class IV	308,871,163
21,075,028	GMO Quality Fund, Class VI	438,782,086
9,142,222	GMO U.S. Core Equity Fund, Class VI	109,432,403

	TOTAL MUTUAL FUNDS (COST $1,150,694,358)	1,215,068,366

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
26,404	State Street Eurodollar Time Deposit, 0.01%, due 03/01/11	26,404

	TOTAL SHORT-TERM INVESTMENTS (COST $26,404)	26,404

	TOTAL INVESTMENTS — 100.0% (Cost $1,150,720,762)	1,215,094,770
	Other Assets and Liabilities (net) — (0.0%)	(52,037)

	TOTAL NET ASSETS — 100.0%	$1,215,042,733

See accompanying notes to the financial statements.	3

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $26,404) (Note 2)	$26,404
Investments in affiliated issuers, at value (cost $1,150,694,358) (Notes 2 and 10)	1,215,068,366
Receivable for Fund shares sold	3,935
Receivable for expenses reimbursed by Manager (Note 5)	10,528

Total assets	1,215,109,233

Liabilities:
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	2,927
Accrued expenses	63,573

Total liabilities	66,500

Net assets	$1,215,042,733

Net assets consist of:
Paid-in capital	$1,344,025,692
Accumulated net realized loss	(193,356,967)
Net unrealized appreciation	64,374,008

$1,215,042,733

Net assets attributable to:
Class III shares	$1,215,042,733

Shares outstanding:
Class III	62,887,904

Net asset value per share:
Class III	$19.32

4	See accompanying notes to the financial statements.

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Dividends from affiliated issuers (Note 10)	$18,002,964
Interest	12

Total investment income	18,002,976

Expenses:
Legal fees	56,855
Custodian, fund accounting agent and transfer agent fees	53,272
Audit and tax fees	34,211
Trustees fees and related expenses (Note 5)	23,756
Registration fees	4,716
Miscellaneous	23,806

Total expenses	196,616
Fees and expenses reimbursed by Manager (Note 5)	(164,680)
Expense reductions (Note 2)	(343)

Net expenses	31,593

Net investment income (loss)	17,971,383

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(57,573,804)

Net realized gain (loss)	(57,573,804)

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	224,406,335

Net realized and unrealized gain (loss)	166,832,531

Net increase (decrease) in net assets resulting from operations	$184,803,914

See accompanying notes to the financial statements.	5

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$17,971,383	$23,921,339
Net realized gain (loss)	(57,573,804)	(68,000,417)
Change in net unrealized appreciation (depreciation)	224,406,335	326,717,906

Net increase (decrease) in net assets from operations	184,803,914	282,638,828

Distributions to shareholders from:
Net investment income
Class III	(17,986,274)	(23,938,105)

Net share transactions (Note 9):
Class III	(11,614,518)	102,614,012

Total increase (decrease) in net assets	155,203,122	361,314,735

Net assets:
Beginning of period	1,059,839,611	698,524,876

End of period	$1,215,042,733	$1,059,839,611

6	See accompanying notes to the financial statements.

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$16.74		$12.29		$21.71		$24.25		$22.49

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.28		0.42		0.53		0.43		0.40
Net realized and unrealized gain (loss)	2.59		4.47		(8.50)		0.01	(b)	2.93

Total from investment operations	2.87		4.89		(7.97)		0.44		3.33

Less distributions to shareholders:
From net investment income	(0.29)		(0.44)		(0.54)		(1.10)		(0.73)
From net realized gains	—		—		(0.91)		(1.88)		(0.84)

Total distributions	(0.29)		(0.44)		(1.45)		(2.98)		(1.57)

Net asset value, end of period	$19.32		$16.74		$12.29		$21.71		$24.25

Total Return(c)	17.19%		39.64%		(38.63)%		0.72%		14.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,215,043		$1,059,840		$698,525		$944,374		$902,324
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00%
Net investment income (loss) to average daily net assets(a)	1.61%		2.64%		2.89%		1.72%		1.68%
Portfolio turnover rate	20%		16%		35%		20%		12%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.02%		0.01%		0.01%		0.02%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		—		$0.00	(g)	$0.00	(g)	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	7

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO World Opportunities Equity Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the MSCI World Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds and the GMO U.S. Equity Funds. The Fund also may invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund (GMO Funds in which the Fund invests are collectively referred to as “underlying funds”). In addition, the Fund may hold securities directly. Although the Fund’s primary exposure is to foreign and U.S. equity investments (including emerging country equities, both growth and value style equities, and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests (including through investment in the underlying funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect (e.g., through the underlying funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities) to select the underlying funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Fund may invest in unaffiliated money market funds. Additionally, the Fund may (but is not required to) invest in GMO U.S. Treasury Fund. The Fund normally does not take temporary defensive positions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

8

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of February 28, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.2% of net assets. The underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value those foreign securities (including futures, derivatives and other securities whose values are based on indices comprised of such securities) as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of February 28, 2011, those foreign equity securities, foreign index futures contracts and swap agreements representing 55.9%, 0.1% and 0.0%, respectively, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.

9

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$1,215,068,366	$—	$—	$1,215,068,366
Short-Term Investments	26,404	—	—	26,404

Total Investments	1,215,094,770	—	—	1,215,094,770

Total	$1,215,094,770	$—	$—	$1,215,094,770

10

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments in securities and derivative financial instruments indirectly using Level 3 inputs were 0.2% and 0.0% of total net assets, respectively.

The Fund held no investments or other financial instruments directly at either February 28, 2011 or February 28, 2010, whose fair value was categorized using Level 3 inputs.

Taxes and distributions
The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

11

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The tax character of distributions declared to shareholders is as follows:

	February 28, 2011	February 28, 2010

Ordinary income (including any net short-term capital gain)	$17,986,274	$23,938,105

Total distributions	$17,986,274	$23,938,105

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2011, certain tax attributes consisted of the following:

Tax Attributes:
Capital loss carryforwards	$(60,829,507)
Post-October capital loss deferral	$(23,989,325)

As of February 28, 2011, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

February 28, 2018	$(27,174,228)
February 28, 2019	$(33,655,279)

Total	$(60,829,507)

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$1,259,258,896	$—	$(44,164,126)	$(44,164,126)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S.

12

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the

13

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

14

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

4.	Derivative financial instruments

At February 28, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

5.	Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

15

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). This contractual expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ending February 28, 2011 was $23,756 and $7,964, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2011, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses
(excluding shareholder	Indirect Shareholder
service fees)	Service Fees	Total Indirect Expenses
0.430%	0.072%	0.502%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2011 aggregated $227,123,869 and $238,740,643, respectively.

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss

16

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 20.45% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund’s outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund.

As of February 28, 2011, none of the Fund’s shares were held by senior management of the Manager and GMO Trust officers and 12.00% of the Fund’s shares were held by accounts for which the Manager had investment discretion.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
Class III:	Shares	Amount	Shares	Amount

Shares sold	4,301,923	$76,033,694	12,907,784	$207,883,739
Shares issued to shareholders in reinvestment of distributions	920,278	17,052,753	1,301,276	22,668,232
Shares repurchased	(5,636,673)	(104,700,965)	(7,736,512)	(127,937,959)

Net increase (decrease)	(414,472)	$(11,614,518)	6,472,548	$102,614,012

17

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2011 is set forth below:

	Value,				Distributions	Value,
	beginning of		Sales	Dividend	of Realized	end of
Affiliate	period	Purchases	Proceeds	Income	Gains	period

GMO Emerging Markets Fund, Class VI	$—	$37,937,021	$8,195,062	$466,710	$—	$36,098,808
GMO Flexible Equities Fund, Class VI	21,035,579	479,434	8,480,251	176,149	—	13,135,642
GMO International Growth Equity Fund, Class IV	223,870,059	51,220,967	21,206,042	3,021,803	—	308,748,264
GMO International Intrinsic Value Fund, Class IV	223,056,848	56,960,074	22,523,376	4,172,337	—	308,871,163
GMO International Small Companies Fund, Class III	19,834,925	292,399	20,601,377	205,724	—	—
GMO Quality Fund, Class VI	408,859,750	73,296,480	81,593,286	7,628,945	—	438,782,086
GMO U.S. Core Equity Fund, Class VI	163,195,449	6,937,494	76,141,249	2,331,296	—	109,432,403

Totals	$1,059,852,610	$227,123,869	$238,740,643	$18,002,964	$—	$1,215,068,366

18

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunities Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunities Equity Allocation Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

19

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

20

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
Class III

1) Actual	0.51%	$1,000.00	$1,220.80	$2.81
2) Hypothetical	0.51%	$1,000.00	$1,022.27	$2.56

*	Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

21

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2011 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2011 income tax forms in early 2012.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 53.71% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2011 qualified for the dividends-received deduction.

22

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of Time	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

23

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
			Occupation(s)	Fund
Name and	Position(s)	Length of Time	During Past	Complex	Other Directorships
Date of Birth	Held with the Trust	Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios
			Occupation(s)	in Fund	Other
Name and	Position(s)	Length of Time	During Past	Complex	Directorships
Date of Birth	Held with Trust	Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

24

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Annual Report
February 28, 2011

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO World Opportunity Overlay Fund returned +6.5% for the fiscal year ended February 28, 2011, as compared with +0.5% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 6.0%. Approximately 5% of that outperformance was due to the Fund’s asset-backed securities holdings. Asset-backed security spreads tightened and pricing and liquidity conditions in securitized credit markets improved during the fiscal year. The Fund’s asset-backed holdings experienced credit downgrades during the fiscal year: The Fund had 35 downgraded securities, representing 10% of its market value from the beginning of the fiscal year. At fiscal year-end, about 72% of the Fund’s portfolio was rated AAA.

Approximately 1% of the Fund’s outperformance was due to the Fund’s derivative overlay strategies (largely interest-rate swaps, exchange-traded futures and, to a lesser extent, currency options and forwards). In particular, the Fund’s bond and swap positions in U.S. Treasury STRIPS versus LIBOR added value, as the spread between U.S. Treasuries and LIBOR tightened slightly during the fiscal year.

The Fund’s duration at fiscal year-end was 0.6 years.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in
GMO World Opportunity Overlay Fund and the J.P. Morgan U.S. 3 Month Cash Index
As of February 28, 2011

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2011. All information is unaudited.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2011 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	93.0%
Short-Term Investments	15.2
Options Purchased	1.6
Written Options	(0.0)∧
Futures Contracts	(3.4)
Swaps	(4.2)
Reverse Repurchase Agreements	(4.5)
Other	2.3

100.0%

Industry Summary	% of Debt Obligations
U.S. Government & Agencies	48.8%
Residential Asset-Backed Securities (United States)	11.8
Auto Financing	6.1
Credit Cards	6.0
Foreign Government Obligations	5.1
CMBS	4.7
Insured Auto Financing	3.9
Residential Mortgage-Backed Securities (European)	3.7
Business Loans	1.9
Corporate Collateralized Debt Obligations	1.7
Residential Mortgage-Backed Securities (Australian)	1.5
CMBS Collateralized Debt Obligations	1.2
Insured Other	0.9
Insured Residential Asset-Backed Securities (United States)	0.9
Student Loans	0.8
Insured Transportation	0.5
Insured Time Share	0.4
Insured Residential Mortgage-Backed Securities (United States)	0.1

100.0%

∧	Rounds to 0.0%.

1

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 93.0%

	Asset-Backed Securities — 42.9%
	Auto Financing — 5.7%
3,189,708	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.67%, due 02/18/14	3,193,249
9,000,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.92%, due 08/15/13	9,121,500
4,685,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	4,813,369
772,627	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.31%, due 02/15/12	772,535
1,522,121	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.65%, due 07/15/12	1,523,400
11,790,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.52%, due 06/15/13	11,738,608
9,000,000	Merrill Auto Trust Securitization, Series 08-1, Class A4B, 1 mo. LIBOR + 2.20%, 2.47%, due 04/15/15	9,117,900
1,735,021	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.33%, due 12/15/13	1,732,939
3,098,426	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.27%, due 06/17/13	3,095,637
3,139,606	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.27%, due 11/15/12	3,132,190

	Total Auto Financing	48,241,327

	Business Loans — 1.8%
1,380,496	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.63%, due 01/25/35	1,187,227
2,009,541	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.65%, due 01/25/36	1,567,442
9,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.56%, due 12/25/37	7,470,000
1,338,023	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.51%, due 11/15/33	1,157,390
1,683,877	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 02/25/30	1,380,779
1,126,299	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 09/25/30	923,565

2	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Business Loans — continued
1,956,023	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.11%, due 10/25/37	1,662,620

	Total Business Loans	15,349,023

	CMBS — 4.3%
4,876,011	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.38%, due 07/15/44	4,823,203
11,500,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.40%, due 12/15/20	10,120,000
2,087,538	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	2,087,538
3,600,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.17%, due 03/10/44	3,604,680
3,770,355	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	3,843,405
4,527,734	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	4,674,885
2,560,695	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.69%, due 10/15/42	2,659,128
5,302,205	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.36%, due 09/15/21	5,179,512

	Total CMBS	36,992,351

	CMBS Collateralized Debt Obligations — 1.1%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.11%, due 11/23/52	67,775
3,825,705	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.58%, due 08/26/30	3,596,162
6,450,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.59%, due 05/25/46	5,547,000

	Total CMBS Collateralized Debt Obligations	9,210,937

	Corporate Collateralized Debt Obligations — 1.6%
4,800,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.59%, due 06/20/13	4,575,360
9,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 1.00%, due 08/01/11	8,996,400

	Total Corporate Collateralized Debt Obligations	13,571,760

See accompanying notes to the financial statements.	3

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)

	Credit Cards — 5.6%
4,100,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.30%, due 12/15/13	4,098,770
7,100,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.27%, due 09/15/14	7,201,317
4,500,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.46%, due 06/16/14	4,499,010
8,100,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.37%, due 03/17/14	8,115,228
7,700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.52%, due 09/15/17	7,700,000
4,000,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.64%, due 10/16/13	4,000,000
3,900,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.36%, due 06/16/15	3,885,375
2,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.30%, due 01/16/14	2,697,570
4,200,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.07%, due 05/15/13	4,215,750
900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.40%, due 02/15/17	884,349

	Total Credit Cards	47,297,369

	Insured Auto Financing — 3.7%
1,000,000	Aesop Funding II LLC, Series 06-1A, Class A, 144A, MBIA, 1 mo. LIBOR + .22%, 0.48%, due 03/20/12	999,258
1,380,991	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.30%, due 10/06/13	1,373,395
2,003,479	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.06%, due 06/06/14	1,999,491
5,104,024	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.76%, due 03/08/16	5,094,326
4,677,031	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.29%, due 11/15/13	4,649,904
5,874,095	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.92%, due 10/15/14	5,853,007

4	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
11,000,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.46%, due 07/14/14	11,101,970

	Total Insured Auto Financing	31,071,351

	Insured Other — 0.9%
2,319,839	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.47%, due 12/15/41	2,150,110
2,943,352	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.47%, due 09/15/41	2,661,204
2,355,554	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.55%, due 01/05/14	1,978,666
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	777,860

	Total Insured Other	7,567,840

	Insured Residential Asset-Backed Securities (United States) — 0.8%
7,896,036	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.47%, due 07/25/34	6,869,552

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
1,050,684	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.45%, due 11/25/35	771,202

	Insured Time Share — 0.3%
344,591	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.41%, due 05/20/18	326,138
2,794,868	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.26%, due 09/20/19	2,643,607

	Total Insured Time Share	2,969,745

	Insured Transportation — 0.4%
4,143,176	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.44%, due 08/18/21	3,749,574

See accompanying notes to the financial statements.	5

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) ◊ — 11.0%
103,071	ACE Securities Corp., Series 05-SD1, Class A1, 1 mo. LIBOR + .40%, 0.66%, due 11/25/50	97,917
9,400,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.44%, due 10/25/36	3,207,750
2,093,805	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.36%, due 07/25/36	1,793,344
11,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 05/25/36	7,824,250
817,061	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.35%, due 06/25/36	774,166
788,549	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.58%, due 09/25/35	166,581
1,889,724	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	321,253
2,054,607	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.43%, due 06/25/36	267,099
1,134,229	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 09/25/36	295,251
4,356,605	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.43%, due 12/25/36	364,430
1,517,145	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.33%, due 11/25/36	1,005,109
10,060,967	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	4,414,249
5,706,192	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 09/25/36	2,196,884
1,900,882	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.45%, due 03/25/36	779,362
2,039,271	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	783,207
384,525	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.37%, due 10/25/36	383,295
2,700,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.41%, due 10/25/36	1,876,500
4,832,308	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.48%, due 05/25/37	4,080,884

6	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
3,718,829	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 02/28/40	2,305,674
2,681,411	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.37%, due 11/25/36	2,314,326
5,400,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 11/25/36	983,340
1,076,016	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.42%, due 02/25/37	139,129
2,084,742	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.42%, due 06/25/36	1,919,359
2,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 12/25/36	1,040,000
6,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 11/25/36	5,088,600
8,112,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.40%, due 02/25/37	6,795,422
570,579	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.34%, due 03/25/37	568,753
4,400,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 08/25/36	1,837,000
1,099,416	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.57%, due 01/20/35	993,254
419,848	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 01/20/35	392,033
6,524,267	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.38%, due 12/25/36	2,800,868
280,005	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.51%, due 10/25/35	268,805
3,752,116	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.41%, due 03/25/36	2,194,988
2,700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	1,026,000
5,751,225	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 08/25/36	2,156,709
3,100,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.42%, due 10/25/36	1,178,000

See accompanying notes to the financial statements.	7

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
1,254,461	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.42%, due 03/25/36	156,808
2,493,579	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.54%, due 01/25/47	1,792,385
2,300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 11/25/36	879,750
8,800,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.43%, due 09/25/36	7,104,625
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	4,525,828
1,668,286	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.52%, due 12/25/35	1,046,849
4,232,390	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.37%, due 10/25/46	3,957,285
9,100,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 07/25/36	3,367,000
647,909	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.55%, due 10/25/36	634,951
382,071	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.52%, due 10/25/35	367,973
1,759,740	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 01/25/37	1,724,270
3,600,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/37	1,651,680
1,636,218	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.46%, due 01/25/36	1,284,431
586,585	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 11/25/35	495,664

	Total Residential Asset-Backed Securities (United States)	93,623,290

	Residential Mortgage-Backed Securities (Australian) — 1.4%
1,836,182	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.36%, due 07/20/38	1,765,022
4,459,489	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.70%, due 03/14/36	4,237,406
1,983,494	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.70%, due 12/08/36	1,894,237

8	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
1,130,353	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.39%, due 05/10/36	1,091,940
2,873,970	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.38%, due 02/21/38	2,752,688

	Total Residential Mortgage-Backed Securities (Australian)	11,741,293

	Residential Mortgage-Backed Securities (European) — 3.4%
7,175,205	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.41%, due 09/20/66	6,121,167
4,728,344	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 01/13/39	4,266,385
3,041,025	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.30%, due 12/20/54	2,858,563
4,721,694	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.36%, due 12/10/43	4,296,741
2,819,864	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.42%, due 11/15/38	2,361,918
2,571,597	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 09/15/39	2,089,423
2,700,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.41%, due 07/15/33	2,634,930
4,500,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.38%, due 10/15/33	4,454,100

	Total Residential Mortgage-Backed Securities (European)	29,083,227

	Student Loans — 0.8%
1,271,607	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.31%, due 01/25/23	1,270,463
3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.55%, due 01/25/24	3,096,497
127,159	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.34%, due 06/20/15	127,136
1,675,546	National Collegiate Student Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .15%, 0.41%, due 02/25/26	1,662,979

See accompanying notes to the financial statements.	9

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Par Value ($) /
Principal Amount		Description	Value ($)
		Student Loans — continued
	285,908	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.40%, due 08/25/23	280,190

		Total Student Loans	6,437,265

		Total Asset-Backed Securities	364,547,106

		Foreign Government Obligations — 4.7%
GBP	25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46 (a)	40,027,538

		U.S. Government — 45.3%
	119,615,538	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12 (b) (c)	124,923,477
	150,000,000	U.S. Treasury Note, 1.38%, due 01/15/13 (c)	152,062,500
	65,000,000	U.S. Treasury Strip Coupon, due 05/15/22	41,878,135
	105,000,000	U.S. Treasury Strip Coupon, due 08/15/22	66,651,270

		Total U.S. Government	385,515,382

		U.S. Government Agency — 0.1%
	800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	794,496

		TOTAL DEBT OBLIGATIONS (COST $878,787,958)	790,884,522

		OPTIONS PURCHASED — 1.6%

		Currency Options — 0.1%
EUR	3,000,000	EUR Call/CHF Put, Expires 06/16/15, Strike 1.56 One Touch	741,774

		Options on Credit Default Swaps — 0.0%
USD	500,000,000	USD CDX Swaption Call, Expires 03/16/11, Strike 100.00	77,500

		Options on Interest Rate Swaps — 1.5%
USD	64,000,000	USD Swaption Straddle, Expires 04/23/18, Strike TBD	4,041,344
USD	64,000,000	USD Swaption Straddle, Expires 04/10/18, Strike TBD	4,056,576

10	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2011

Principal Amount /
Shares /
Par Value ($)		Description	Value ($)
		Options on Interest Rate Swaps — continued
USD	64,000,000	USD Swaption Straddle, Expires 05/01/18, Strike TBD	4,025,280
USD	450,000,000	USD Swaption Call, Expires 11/02/11, Strike 0.63%	318,600

		Total Options on Interest Rate Swaps	12,441,800

		TOTAL OPTIONS PURCHASED (COST $12,957,925)	13,261,074

		SHORT-TERM INVESTMENTS — 15.2%

		Money Market Funds — 4.4%
	37,474,053	State Street Institutional Treasury Money Market Fund-Institutional Class	37,474,053

		U.S. Government — 10.8%
	47,900,000	U.S. Treasury Bill, 0.12%, due 04/14/11 (d)	47,892,901
	44,000,000	U.S. Treasury Bill, 0.11%, due 04/28/11 (d)	43,991,906

		Total U.S. Government	91,884,807

		TOTAL SHORT-TERM INVESTMENTS (COST $129,358,860)	129,358,860

		TOTAL INVESTMENTS — 109.8% (COST $1,021,104,743)	933,504,456
		Other Assets and Liabilities (net) — (9.8%)	(83,312,293)

		TOTAL NET ASSETS — 100.0%	$850,192,163

See accompanying notes to the financial statements.	11

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

A summary of outstanding financial instruments at February 28, 2011 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value

GBP	23,725,000	Barclays Bank PLC, 0.56%, dated 02/10/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/14/11.	$(38,577,457)

			$(38,577,457)

Average balance outstanding			$(35,953,356)
Average interest rate			0.59%
Maximum balance outstanding			$(42,222,616)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
12,960	Euro Dollar 90 Day	June 2011	$3,228,174,000	$6,642,827

Sales
12,960	Euro Dollar 90 Day	March 2012	$3,211,812,000	$(35,597,313)
39	EuroSwiss Interest Rate 3 Months	March 2011	10,471,193	476

			$3,222,283,193	$(35,596,837)

12	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Written Options

A summary of open written option contracts for the Fund at February 28, 2011 is as follows:

	Notional	Expiration				Market
	Amount	Date		Description	Premiums	Value

Call	500,000,000	3/16/2011	USD	CDX Swaption Call, Strike 120.00	$(700,000)	$(5,500)
Call	3,000,000	6/14/2013	EUR	EUR Call/CHF Put, Strike 1.56% One Touch	(1,097,998)	(412,288)

					$(1,797,998)	$(417,788)

Swap Agreements

Credit Default Swaps

								Maximum
								Potential
								Amount of
								Future
								Payments
						Implied		by the Fund
Notional		Expiration		Receive	Annual	Credit	Deliverable	Under the		Market
Amount		Date	Counterparty	(Pay)∧	Premium	Spread (1)	on Default	Contract (2)		Value

96,449,886	USD	12/20/2012	Morgan Stanley Capital Services Inc.	Receive	0.71%	0.07%	Reference security within CDX index	96,449,886	USD	$1,249,799
250,769,703	USD	12/20/2012	Morgan Stanley Capital Services Inc.	Receive	0.71%	0.07%	Reference security within CDX Index	250,769,703	USD	3,249,477
100,000,000	USD	12/20/2012	Morgan Stanley Capital Services Inc.	(Pay)	1.20%	0.10%	Reference security within CDX Index	N/A		(2,228,709)
50,000,000	USD	12/20/2012	Morgan Stanley Capital Services Inc.	(Pay)	1.93%	0.20%	Reference security within CDX index	N/A		(1,761,351)
7,000,000	USD	3/20/2013	Morgan Stanley Capital Services Inc.	Receive	0.25%	0.67%	MS Synthetic 2006-1	7,000,000	USD	(57,502)

										$451,714

Premiums to (Pay) Receive										$—

∧	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to the financial statements.	13

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional		Expiration		Receive	Fixed		Market
Amount		Date	Counterparty	(Pay)#	Rate	Variable Rate	Value

600,000,000	CHF	5/27/2011	Credit Suisse International	(Pay)	0.16%	3 Month CHF LIBOR	$(18,284)
900,000,000	USD	5/12/2013	Barclays Bank PLC	(Pay)	0.77%	3 Month LIBOR	5,023,954
907,000,000	USD	5/12/2013	JPMorgan Chase Bank, N.A.	(Pay)	0.88%	3 Month LIBOR	3,088,474
131,000,000	USD	6/15/2013	Deutsche Bank AG	(Pay)	1.50%	3 Month USD LIBOR	(948,734)
30,000,000	GBP	6/15/2013	Merrill Lynch Capital Services	Receive	2.50%	6 Month GBP LIBOR	290,420
85,000,000	GBP	6/15/2013	Barclays Bank PLC	Receive	2.50%	6 Month GBP LIBOR	822,857
34,000,000	EUR	6/15/2013	Merrill Lynch Capital Services	Receive	2.50%	6 Month EUR LIBOR	149,721
915,000,000	SEK	6/15/2013	Barclays Bank PLC	Receive	3.25%	3 Month SEK STIBOR	(110,043)
805,000,000	SEK	6/15/2013	Citibank N.A.	Receive	3.25%	3 Month SEK STIBOR	(96,814)
915,000,000	SEK	6/15/2013	Credit Suisse International	Receive	3.25%	3 Month SEK STIBOR	(110,043)
22,700,000,000	JPY	6/15/2013	Citibank N.A.	(Pay)	0.50%	6 Month JPY LIBOR	(182,991)
34,500,000,000	JPY	6/15/2013	Merrill Lynch Capital Services	(Pay)	0.50%	6 Month JPY LIBOR	(278,114)
69,000,000	CAD	6/15/2013	JPMorgan Chase Bank, N.A.	(Pay)	2.50%	3 Month CAD BA’s	(409,520)
32,000,000	AUD	6/15/2013	Merrill Lynch Capital Services	Receive	5.50%	3 Month AUD BBSW	95,964
51,000,000	CHF	6/15/2013	Merrill Lynch Capital Services	Receive	1.00%	6 Month CHF LIBOR	68,863
129,000,000	CHF	6/15/2013	Credit Suisse International	Receive	1.00%	6 Month CHF LIBOR	174,182
378,000,000	USD	5/12/2016	Barclays Bank PLC	Receive	1.71%	3 Month LIBOR	(14,496,055)
378,000,000	USD	5/12/2016	JPMorgan Chase Bank, N.A.	Receive	1.89%	3 Month LIBOR	(11,224,386)
385,000,000	USD	6/10/2016	Merrill Lynch Capital Services	(Pay)	2.54%	3 Month USD LIBOR	778,917
212,000,000	USD	6/10/2021	Merrill Lynch Capital Services	Receive	3.67%	3 Month USD LIBOR	(129,995)

14	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

Interest Rate Swaps — continued

Notional		Expiration		Receive	Fixed		Market
Amount		Date	Counterparty	(Pay)#	Rate	Variable Rate	Value

257,000,000	USD	6/10/2021	Morgan Stanley Capital Services, Inc.	Receive	3.68%	3 Month USD LIBOR	$63,141
30,000,000	USD	6/15/2021	Deutsche Bank AG	Receive	4.00%	3 Month USD LIBOR	825,976
7,000,000	GBP	6/15/2021	Merrill Lynch Capital Services	(Pay)	4.25%	6 Month GBP LIBOR	(335,542)
20,000,000	GBP	6/15/2021	Barclays Bank PLC	(Pay)	4.25%	6 Month GBP LIBOR	(958,690)
8,000,000	EUR	6/15/2021	Merrill Lynch Capital Services	(Pay)	3.75%	6 Month EUR LIBOR	(219,369)
213,000,000	SEK	6/15/2021	Barclays Bank PLC	(Pay)	4.00%	3 Month SEK STIBOR	(539,737)
188,000,000	SEK	6/15/2021	Citibank N.A.	(Pay)	4.00%	3 Month SEK STIBOR	(476,388)
213,000,000	SEK	6/15/2021	Credit Suisse International	(Pay)	4.00%	3 Month SEK STIBOR	(539,737)
4,800,000,000	JPY	6/15/2021	Citibank N.A.	Receive	1.50%	6 Month JPY LIBOR	639,466
7,300,000,000	JPY	6/15/2021	Merrill Lynch Capital Services	Receive	1.50%	6 Month JPY LIBOR	972,521
16,000,000	CAD	6/15/2021	JPMorgan Chase Bank, N.A.	Receive	4.00%	3 Month CAD BA’s	385,833
9,000,000	AUD	6/15/2021	Merrill Lynch Capital Services	(Pay)	6.25%	6 Month AUD BBSW	(114,230)
11,000,000	CHF	6/15/2021	Merrill Lynch Capital Services	(Pay)	2.50%	6 Month CHF LIBOR	(155,043)
29,000,000	CHF	6/15/2021	Credit Suisse International	(Pay)	2.50%	6 Month CHF LIBOR	(408,751)
65,000,000	USD	5/15/2022	JPMorgan Chase Bank, N.A.	(Pay)	0.00%	3 Month LIBOR	(6,158,753)
105,000,000	USD	8/15/2022	JPMorgan Chase Bank, N.A.	(Pay)	0.00%	3 Month LIBOR	(9,639,755)
127,000,000	USD	6/10/2041	Morgan Stanley Capital Services, Inc.	(Pay)	4.30%	3 Month USD LIBOR	715,147
25,000,000	GBP	12/7/2046	Merrill Lynch Capital Services	(Pay)	4.36%	6 month GBP LIBOR	(2,400,744)

							$(35,856,282)

Premiums to (Pay) Receive							$616,625

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2011, for forward currency contracts, futures contracts, swap agreements, written options, and reverse repurchase agreements, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

See accompanying notes to the financial statements.	15

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2011

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
BBSW - Bank Bill Swap Reference Rate
CAD BA - Canadian Bankers Acceptance Rate
CDO - Collateralized Debt Obligation
CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.
CMBS - Commercial Mortgage Backed Security
EUR LIBOR - London Interbank Offered Rate denominated in Euros.
FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA - Insured as to the payment of principal and interest by Financial Security Assurance.
GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.
JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen
LIBOR - London Interbank Offered Rate
MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.
SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.
STIBOR - Stockholm Interbank Offered Rate
TBD - To Be Determined
USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.
XL - Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at February 28, 2011, which are subject to change based on the terms of the security.

◊	Theses securities are primarily backed by subprime mortgages.
(a)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).
(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral requirements on swap contracts, forward currency contracts, and/or written options, if any (Note 4).
(d)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

16	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2011

Assets:
Investments, at value (cost $1,021,104,743) (Note 2)	$933,504,456
Interest receivable	1,806,745
Receivable for open swap contracts (Note 4)	18,594,712
Receivable for upfront payments on open swap contracts (Note 4)	86,105
Receivable for expenses reimbursed by Manager (Note 5)	55,619

Total assets	954,047,637

Liabilities:
Payable for investments purchased	9,187,289
Payable to affiliate for (Note 5):
Trustees and Trust Officers or agents unaffiliated with the Manager	2,095
Due to broker (including variation margin on futures contracts) (Note 4)	460,230
Interest payable for open swap contracts	1,049,576
Payable for open swap contracts (Note 4)	53,999,280
Payable for reverse repurchase agreements (Note 2)	38,577,457
Written options outstanding, at value (premiums $1,797,998) (Note 4)	417,788
Accrued expenses	161,759

Total liabilities	103,855,474

Net assets	$850,192,163

Shares outstanding	37,486,637

Net asset value per share	$22.68

See accompanying notes to the financial statements.	17

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2011

Investment Income:
Interest	$15,683,322
Dividends	97,336

Total investment income	15,780,658

Expenses:
Interest expense (Note 2)	231,329
Audit and tax fees	144,972
Custodian, fund accounting agent and transfer agent fees	142,189
Legal fees	46,954
Trustees fees and related expenses (Note 5)	23,208
Miscellaneous	29,952

Total expenses	618,604
Fees and expenses reimbursed by Manager (Note 5)	(346,434)
Expense reductions (Note 2)	(2,111)

Net expenses	270,059

Net investment income (loss)	15,510,599

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	50,511,828
Futures contracts	21,009,178
Written options	(26,025,348)
Swap contracts	8,719,132
Foreign currency, forward contracts and foreign currency related transactions	273,053

Net realized gain (loss)	54,487,843

Change in net unrealized appreciation (depreciation) on:
Investments	33,942,218
Futures contracts	(29,600,517)
Written options	(311,404)
Swap contracts	(19,922,058)
Foreign currency, forward contracts and foreign currency related transactions	3,611,210

Net unrealized gain (loss)	(12,280,551)

Net realized and unrealized gain (loss)	42,207,292

Net increase (decrease) in net assets resulting from operations	$57,717,891

18	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$15,510,599	$16,695,839
Net realized gain (loss)	54,487,843	50,943,742
Change in net unrealized appreciation (depreciation)	(12,280,551)	131,254,348

Net increase (decrease) in net assets from operations	57,717,891	198,893,929

Cash distributions to shareholders	—	(71,650,000)

Net share transactions (Note 9):	(133,322,118)	8,072,776

Total increase (decrease) in net assets	(75,604,227)	135,316,705

Net assets:
Beginning of period	925,796,390	790,479,685

End of period	$850,192,163	$925,796,390

See accompanying notes to the financial statements.	19

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$21.30		$18.35		$25.68		$25.99		$25.23

Income (loss) from investment operations:
Net investment income (loss)†	0.37		0.39		0.76		1.41		1.36
Net realized and unrealized gain (loss)	1.01		4.24		(8.09)		(1.72)		(0.60)

Total from investment operations	1.38		4.63		(7.33)		(0.31)		0.76

Less distributions to shareholders:
From cash distributions	—		(1.68)		—		—		—

Total distributions	—		(1.68)		—		—		—

Net asset value, end of period	$22.68		$21.30		$18.35		$25.68		$25.99

Total Return(a)	6.48%		27.20%		(28.54)%		(1.19)%		3.01%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$850,192		$925,796		$790,480		$1,478,176		$1,750,067
Net operating expenses to average daily net assets	0.00	%(b)(c)	0.00	%(b)(c)	0.00	%(b)	0.00	%(b)	0.00	%(b)
Interest expense to average daily net assets(d)	0.03%		0.05%		—		0.07%		0.00%
Total net expenses to average daily net assets	0.03	%(c)	0.05	%(c)	0.00	%(b)	0.07%		0.00	%(b)
Net investment income (loss) to average daily net assets	1.69%		1.98%		3.19%		5.38%		5.36%
Portfolio turnover rate	36%		55%		59%		41%		93%
Fees and expenses reimbursed by the Manager to average daily net assets	0.04%		0.04%		0.04%		0.02%		0.03%
Redemption fees consisted of the following per share amounts†:	$0.00	(e)	$0.00	(e)	$0.01		—		—

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes redemption fees which are borne by the shareholder.
(b)	Ratio is less than 0.01%.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e)	There were no redemption fees during the period.
†	Calculated using average shares outstanding throughout the period.

20	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2011

1.	Organization

GMO World Opportunity Overlay Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with multiple series. The Fund is non-diversified as the term is defined in the 1940 Act. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (“Funds”) and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. The Fund’s investment program has two principal components. One component of the Fund’s investment program involves the use of derivatives to seek to exploit misvaluations in world interest rates, currencies, and credit markets, and to add value relative to the Fund’s benchmark. The other component of the Fund’s investment program involves direct investments, primarily in asset-backed securities and other fixed income securities (including Treasury Separately Traded Registered Interest and Principal Securities (“STRIPS”), Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”), Treasury Securities, and global bonds).

To add value relative to the Fund’s benchmark, the Manager seeks to identify and estimate the relative misvaluation of interest rate, currency, and credit markets. Based on such estimates, the Fund establishes its positions, mainly by using derivatives, across global interest rate, currency, and credit markets. Derivative positions taken by the Fund are implemented primarily through interest rate swaps and/or futures contracts, currency forwards and/or options, and credit default swaps on single-issuers or indexes. As a result of its derivative positions, the Fund typically will have a net notional value in excess of its net assets and will have a higher tracking error, along with concomitant volatility, relative to its benchmark. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Fund has a substantial investment in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest in government securities, corporate debt securities, money market instruments, and commercial paper and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund’s fixed income securities may include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Because of the deterioration in credit markets that became acute in 2008, the Fund currently has and may continue to have material exposure to below investment grade securities. If deemed prudent by the Manager, the Fund will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the

21

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Fund’s normal investment strategies. The Fund may not achieve its investment objective while it is taking temporary defensive measures.

As of the date of this report, shares of the Fund are principally available for purchase by other GMO Funds and certain accredited investors.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the year ended February 28, 2011, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See Note 4 for a further discussion on valuation of derivative financial instruments.

Typically the Fund values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are

22

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

available for securities held by the Fund, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of February 28, 2011, the total value of securities held for which no alternative pricing source was available represented 5.3% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires (a) the disclosure of inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, (b) disclosure of transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires discussion of the reason(s) for significant transfers, and (c) purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The guidance also clarifies the levels of disaggregation in presenting fair value disclosures for each class of assets and liabilities. The effective date of the guidance was for interim and annual periods beginning after December 15, 2009; except for the requirement to provide Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which was effective for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value certain credit default swaps.

Level 3 – Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain securities using indicative bids or market values received from primary pricing sources. The Fund also used third party valuation services to value certain credit default swaps using unobservable inputs.

23

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of February 28, 2011:

ASSET VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Debt Obligations
Asset-Backed Securities	$—	$70,584,749	$293,962,357	$364,547,106
Foreign Government Obligations	—	40,027,538	—	40,027,538
U.S. Government	152,062,500	233,452,882	—	385,515,382
U.S. Government Agency	—	794,496	—	794,496

TOTAL DEBT OBLIGATIONS	152,062,500	344,859,665	293,962,357	790,884,522

Options Purchased	—	1,137,874	12,123,200	13,261,074
Short-Term Investments	37,474,053	91,884,807	—	129,358,860

Total Investments	189,536,553	437,882,346	306,085,557	933,504,456

Derivatives*
Swap Agreements
Credit Risk	—	4,499,276	—	4,499,276
Interest Rate Risk	—	14,095,436	—	14,095,436
Futures Contracts
Interest Rate Risk	6,643,303	—	—	6,643,303

Total	$196,179,856	$456,477,058	$306,085,557	$958,742,471

24

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

LIABILITY VALUATION INPUTS

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives *
Written Options
Foreign Currency Risk	$—	$(412,288)	$—	$(412,288)
Credit Risk	—	(5,500)	—	(5,500)
Swap Agreements
Credit Risk	—	(3,990,060)	(57,502)	(4,047,562)
Interest Rate Risk	—	(49,951,718)	—	(49,951,718)
Futures Contracts
Interest Rate Risk	(35,597,313)	—	—	(35,597,313)

Total	$(35,597,313)	$(54,359,566)	$(57,502)	$(90,014,381)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The aggregate net values of the Fund’s direct investments in securities and derivative financial instruments using Level 3 inputs were 36.0% and (0.1)% of total net assets, respectively.

For the year ended February 28, 2011, there were no significant transfers between Level 1 and Level 2.

25

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
	Balances				Change in			Balances	Investments
	as of	Net	Accrued	Total	Unrealized	Transfer	Transfers	as of	Still Held as of
	February 28,	Purchases/	Discounts/	Realized	Appreciation	into	out of	February 28,	February 28,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2011	2011
Debt Obligations
Asset-Backed Securities	$393,274,023	$(138,163,022)	$97,564	$(541,033)	$42,153,389	$—	$(2,858,564)**	$293,962,357	$40,797,686
Purchased Options	—	—	—	—	1,395,392	10,727,808 **	—	12,123,200	1,395,392
Swaps	1,615,442	(360,867)	—	360,867	(1,163,728)	—	(509,216)**	(57,502)	360,635

Total	$394,889,465	$(138,523,889)	$97,564	$(180,166)	$42,385,053	$10,727,808	$(3,367,780)	$306,028,055	$42,553,713

*	The Fund recognizes investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least

26

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of February 28, 2011, the Fund had received $38,568,519 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $40,426,097. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though

27

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Taxes
The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to federal income tax. Instead, each shareholder is required to take into account in determining its tax liability its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. The Fund trades securities for its own account and, as such, is generally not subject to U.S. tax on such earnings (other than certain withholding taxes). The Manger intends to conduct the business of the Fund to the maximum extent practicable so that the Fund’s activities do not constitute a U.S. trade or business. Accordingly, no provision (benefit) for U.S. federal and state income tax is reflected in the accompanying financial statements. Dividends and other revenue may be subject to withholding or similar taxes imposed by the country in which such dividends or other revenue originate. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes and associated penalty and interest amounts related to capital gains realized during the year ended February 28, 2011, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes.

As of February 28, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

$1,021,104,743	$13,961,380	$(101,561,667)	$(87,600,287)

The Fund is subject to authoritative accounting guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. The tax laws of the United States and non-U.S. countries are subject to change. Recently enacted and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and retroactively. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Fund did not have any unrecognized tax benefits or liabilities at period-end, nor did it have any increases or

28

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

decreases in unrecognized tax benefits or liabilities for the year ended February 28, 2011 that would materially impact its financial position. For U.S. federal and state tax filings, the tax years which are generally subject to examination by the relevant U.S. federal and state tax authorities include the years ended February 29, 2008 through February 28, 2011.

Distributions
Because the Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Fund to declare and pay distributions as determined by the Trustees (or their delegates). Distributions made by the Fund, if any, other than distributions made in partial or complete redemption of shareholders’ interests in the Fund, are reported in the Fund’s Statement of Changes in Net Assets as cash distributions to shareholders.

Security transactions and related investment income
Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses
Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. State Street’s fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Expense reimbursements are reported as a reduction of expenses in the Statement of Operations.

3.	Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund

29

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities, which may adversely affect the value of the Fund’s foreign investments); Currency Risk (risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world

30

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g.,

31

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or

32

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

33

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the year ended February 28, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash,

34

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the year ended February 28, 2011, the Fund used futures contracts to adjust exposure to certain markets and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the year ended February 28, 2011, the Fund used purchased option contracts to adjust exposure to currencies and certain markets as well as to enhance the diversity and liquidity of the portfolio. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the year ended February 28, 2011, the Fund used written option contracts to adjust exposure to currencies

35

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number
	Amount	of Future		Amount	of Future
	of Contracts	Contracts	Premiums	of Contracts	Contracts	Premiums

Outstanding, beginning of year	$(1,023,000,000)	(6,000)	$(18,989,081)	$(4,838,000,000)	(16,000)	$(15,976,151)
Options written	(167,750,000)	—	(3,773,236)	(1,260,000,000)	—	(26,165,498)
Options bought back	925,750,000	2,000	14,699,190	3,195,000,000	16,000	39,185,057
Options expired	265,000,000	4,000	8,063,127	2,400,000,000	—	1,158,594
Options sold	—	—	—	—	—	—

Outstanding, end of year	$—	—	$—	$(503,000,000)	—	$(1,797,998)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the

36

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment

37

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the year ended February 28, 2011, the Fund used swap agreements to hedge against default risk, to adjust exposures to certain interest rates, and to achieve exposure to a reference entity’s credit. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

38

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Assets:
Investments, at value (purchased options)	$12,441,800	$741,774	$77,500	$—	$—	$13,261,074
Unrealized appreciation on futures contracts *	6,643,303	—	—	—	—	6,643,303
Unrealized appreciation on swap agreements	14,095,436	—	4,499,276	—	—	18,594,712

Total	$33,180,539	$741,774	$4,576,776	$—	$—	$38,499,089

Liabilities:
Written options outstanding	$—	$(412,288)	$(5,500)	$—	$—	$(417,788)
Unrealized depreciation on futures contracts *	(35,597,313)	—	—	—	—	(35,597,313)
Unrealized depreciation on swap agreements	(49,951,718)	—	(4,047,562)	—	—	(53,999,280)

Total	$(85,549,031)	$(412,288)	$(4,053,062)	$—	$—	$(90,014,381)

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended February 28, 2011∧:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Net Realized Gain (Loss) on:
Investments (purchased options)	$52,953,788	$(2,939,878)	$—	$—	$—	$50,013,910
Written options	(35,743,454)	9,718,106	—	—	—	(26,025,348)
Forwards currency contracts	—	2,697,544	—	—	—	2,697,544
Futures contracts *	21,009,178	—	—	—	—	21,009,178
Swap contracts	8,660,039	—	59,093	—	—	8,719,132

Total	$46,879,551	$9,475,772	$59,093	$—	$—	$56,414,416

39

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

  The Effect of Derivative Instruments on the Statement of Operations for the Period Ended February 28, 2011∧: — continued

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total

Change in Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$(19,387,252)	$(87,216)	$(1,397,500)	$—	$—	$(20,871,968)
Written options	4,976,657	(5,982,561)	694,500	—	—	(311,404)
Futures contracts *	(29,600,517)	—	—		—	(29,600,517)
Forward currency contracts	—	4,023,826	—	—	—	4,023,826
Swap contracts	(18,758,330)	—	(1,163,728)	—	—	(19,922,058)

Total	$(62,769,442)	$(2,045,951)	$(1,866,728)	$—	$—	$(66,682,121)

∧	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 28, 2011:

	Forward
	currency	Futures	Swap
	contracts	contracts	agreements	Options

Average amount outstanding	$109,935,037	$5,989,665,411	$4,084,791,267	$4,540,271,616

5.	Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. The Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s total annual operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” “Excluded Fund Fees and Expenses” means fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, any compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”) (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions

40

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). The Fund’s contractual expense limitation will continue through at least June 30, 2011, and may not be terminated prior to this date without consent by the Fund’s Board of Trustees.

The Fund’s portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ending February 28, 2011 was $23,208 and $6,755, respectively. The compensation and expenses of the Trust Officers or agents unaffiliated with the Manager are included in miscellaneous expenses in the Statement of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2011 were as follows:

	Purchases	Sales

U.S. Government securities	$280,413,100	$205,752,899
Investments (non-U.S. Government securities)	40,141,103	324,225,508

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8.	Principal shareholders and related parties

As of February 28, 2011, 63.42% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. The shareholder is another fund of the Trust.

As of February 28, 2011, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund’s shares were held by accounts for which the Manager had investment discretion.

41

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2011

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
	Shares	Amount	Shares	Amount

Shares sold	467,420	$10,391,687	1,866,157	$38,085,686
Shares repurchased	(6,455,254)	(143,713,805)	(1,477,996)	(30,012,910)

Net increase (decrease)	(5,987,834)	$(133,322,118)	388,161	$8,072,776

42

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunity Overlay Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunity Overlay Fund (the “Fund”) (a series of GMO Trust) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2011

43

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Fund Expenses
February 28, 2011 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2011.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 through February 28, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

44

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2011 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Net Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred*
1) Actual	0.03%	$1,000.00	$1,023.00	$0.15
2) Hypothetical	0.03%	$1,000.00	$1,024.65	$0.15

*	Expenses are calculated using the annualized expense ratio (including interest expense) for the six months ended February 28, 2011, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

45

Trustees and Officers (Unaudited)
The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2011. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

				Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[1]; Author of Legal Treatises.	63	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1 As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

46

Independent Trustees: — (Continued)

Number of
			Principal	Portfolios in
	Position(s)		Occupation(s)	Fund	Other
Name and	Held with the	Length of	During Past	Complex	Directorships
Date of Birth	Trust	Time Served	Five Years	Overseen	Held

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Number of
			Principal	Portfolios in
			Occupation(s)	Fund	Other
Name and	Position(s)	Length of Time	During Past	Complex	Directorships
Date of Birth	Held with Trust	Served	Five Years	Overseen	Held

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

2 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

47

Other Officers:

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham,
Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – January 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002 – February 2006).

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

Other Officers: — (Continued)

Name and	Position(s)	Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During Past Five Years[3]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

3 Each of Messrs. Burnett, Bohan and Pottle and Ms. Haley serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

49

Item 2. Code of Ethics.
As of February 28, 2011, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the year ended February 28, 2011, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.
Item 4. Principal Accountant Fees and Services. *
(a)	AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2011 and 2010 were $2,480,460 and $2,429,214, respectively.

(b)	AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2011 and 2010 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $45,500 and $102,848, respectively. The aggregate fees billed in 2011 and 2010 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $452,320 and $487,470, respectively.

(c)	TAX FEES: The aggregate fees billed to the registrant in 2011 and 2010 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $1,077,010 and $997,685, respectively. The aggregate fees billed in 2011 and 2010 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $13,590 and $13,590, respectively.

(d)	ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2011 or 2010.

(e)	(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)	(2) None.

(f)	Not applicable.

(g)	NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2011 and 2010 for non-audit services rendered to the registrant, the registrant’s Service Affiliates were $1,588,420 and $1,601,593, respectively. For the fiscal year ended February 28, 2011, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 28, 2010, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)	The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*	Includes information regarding all series of GMO Trust.
Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.
Item 6. Schedule of Investments.
The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to this registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to this registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)(1) The GMO Emerging Markets Division implemented a new order management/trading system on January 1, 2011. The new system allows for further automation of various processes.

(b)(2) Except as may be described herein or in the prior paragraph regarding the Emerging Market Division’s order management/trading system there was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting. After that period, the Trust’s manager, Grantham May Van Otterloo & Co. LLC (“GMO”) identified and corrected an error in the currency conversion for stock market components used to calculate a fair value adjustment (based on market changes after local close and prior to 4:00 pm New York time) to a swap contract used by GMO Alpha Only Fund to hedge a portion of its equity exposures. To the extent required under GMO Trust’s Pricing Policies and Procedures, GMO opted to make remediation directly to shareholders adversely affected by the error and the Fund retained its net gain. GMO has determined to put in place additional compensatory controls with respect to the pricing of the relevant swaps.

The certifying officers express no view as to whether the changes in paragraphs (b) (1) and (2) are material.
Item 12. Exhibits.
(a)(1) Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.
(a)(2) Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.
(a)(3) Not applicable to this registrant.
(b)	Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge J.B. Kittredge, Chief Executive Officer

Date: May 3, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge J.B. Kittredge, Principal Executive Officer

Date: May 3, 2011

By (Signature and Title):	/s/ Sheppard N. Burnett Sheppard N. Burnett, Principal Financial Officer

Date: May 3, 2011